UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

Voya Funds Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2020
Classes A, C, I, P, P2, P3, R, R6 and W
Fixed-Income Funds
■
Voya GNMA Income Fund

■
Voya High Yield Bond Fund

■
Voya Intermediate Bond Fund

■
Voya Short Term Bond Fund

■
Voya Strategic Income Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Turbulent Waters Demand Steadfast Navigation
Dear Shareholder,
After a tumultuous January, stocks staged an impressive recovery until the last week of February, at which point the financial markets fell sharply as fears of the spreading coronavirus darkened the outlook. The tumult has since continued: as of this writing at the end of March, global stock markets, as measured by the MSCI All Country World IndexSM, have spiraled down into a bear market, i.e., a drop of 20% or more.
Governments around the world launched massive policy responses to the coronavirus pandemic in March. The U.S. Congress passed a $2 trillion rescue package, the largest single injection of cash into the U.S. economy in history. The U.S. Federal Reserve Board cut interest rates to near zero, expanded its purchases of U.S. Treasury and mortgage-backed securities to include corporate and municipal bonds, coordinated with other central banks to ease strains in the global funding markets and guaranteed support for critical market functions such as credit flows into the private and public sectors. While these measures provided only temporary respite from market tumult, we believe they have helped allay fears of an economic shutdown.
Until the picture is clearer, however, we expect the market swings to continue. It is our opinion that investors should resist the temptation of the 24-hour “breaking news” cycle; in the end, fundamentals will count most. The most valuable insight we can offer is a reminder that events such as the coronavirus are exactly why investors prepare portfolios for risk. It is also worth remembering that, in our view, portfolios should not be built just to withstand risk; primarily, they should be built to achieve long-term objectives. We believe that even severe market disruptions such as this should not distract investors from focusing on their objectives.
This is an unprecedented time for all of us, and the situation is fast-changing. And while we are humble and realistic in the face of the challenges ahead, we believe we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 2, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index	The index is designed to track the performance of a synthetic asset paying London Interbank Offered Rate (“LIBOR”) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day rate) and rolled into a new instrument.
Bloomberg Barclays GNMA Index	An index comprised of all fixed security mortgage pools sponsored by GNMA, including GNMA Graduated Payment Mortgages.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Universal Bond Index	The index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.

Portfolio Managers’ Report	Voya GNMA Income Fund

Investment Type Allocation as of March 31, 2020 (as a percentage of net assets)

U.S. Government Agency Obligations	75.2%
Collateralized Mortgage Obligations	49.3%
Commercial Mortgage-Backed Securities	0.2%
Asset-Backed Securities	0.2%
Liabilities in Excess of Other Assets*	(24.9)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya GNMA Income Fund (the “Fund”) seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Jeff Dutra and Justin McWhorter, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.
Performance: For the year ended March 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.43%, compared to the Bloomberg Barclays GNMA Index (the “Index” or “Bloomberg Barclays GNMA”), which returned 6.83%, for the same period.
Portfolio Specifics: Although growth concerns prevailed throughout 2019 due to trade tensions between the U.S. and China, soft economic data and chaotic Brexit and parliamentary transitions in the UK, global assets delivered strong performance up to calendar year-end. Markets persevered through volatility as major central banks deployed monetary stimulus. The U.S. Federal Reserve (the “Fed”) cut interest rates three times during the time of peak uncertainty. As the calendar flipped to 2020, risk-assets maintained momentum, but interest rates continued to reach new lows on mounting fears of low growth.
Then came March 2020: risk assets fell sharply amid concerns about the spread of COVID-19 and the impact of containment measures on global growth. “Risk-off” sentiment pushed U.S. rates even lower, with ten-year yields ending March at 0.67%, down 1.74% from last year. Agency-backed and GNMA mortgages experienced sizeable volatility along with other risk assets. Mortgages had positive excess returns over U.S. Treasuries in 2019 but retraced all its performance in the first quarter of 2020. The Bloomberg Barclays GNMA benchmark finished the fiscal reporting period underperforming Treasuries by 0.28%.
Amid the chaos in March, the Fed launched several stimulus programs. In extraordinary fashion, it lowered the target overnight interest rate to near 0%. Next, the Fed reintroduced large-scale asset buying (also known as quantitative easing or “QE”). In the last two weeks of the period, the Fed purchased over $1 trillion of U.S. Treasuries and agency mortgage-backed securities (“MBS”). Finally, they introduced several lending facilities for a variety of assets to a variety of borrowers, to stabilize markets and avoid a “cash crunch.” In our view, these extraordinary measures quickly began to heal markets led by U.S. rates and agency MBS.
Underperformance of the Fund was largely driven by a strategic short duration position relative to the benchmark. (Duration is a gauge of a portfolio’s sensitivity to interest-rate risk.) An underweight to fixed MBS 30-year duration also detracted from results. Exposure to off-benchmark collateralized mortgage obligations (“CMOs”) contributed to relative results through most of the fiscal year, but market turmoil in the final months of the period we believe, reversed those gains. Prepayment speeds in the Fund remained below benchmark, which is notable considering the record low interest rates.
The Fund uses Treasury futures only to hedge exposure to interest-rate risk. The use of Treasury futures to mitigate duration and curve risks detracted from relative results for the fiscal reporting period.
Current Strategy & Outlook: Since the recent volatility, market dysfunction and liquidity crisis, we believe the Fed has been able to calm and support the mortgage market by initiating unprecedented amounts of MBS purchases. In our opinion, these purchases have reduced volatility, normalized trading volumes and lowered option costs for mortgage investors. The Fed intends to continue balance sheet expansion from mortgage and agency-debt pay-downs into agency MBS, providing a “technical tailwind” for the sector, especially for lower coupon securities. In our view, no disruptions will result from delinquencies and forbearance, as government sponsored enterprise and GNMA loans provide protection to mortgage investors by guaranteeing them timely payment of principal and interest. These guarantees provide fundamental support to mortgage cash flows and we believe potentially may reduce near-term refinancing activity due to COVID-19 containment measures.
We continue to see what we believe to be value in off-benchmark bonds including CMOs and non-deliverable MBS pools for extra spread/yield. With this in mind, we continue to manage the Fund seeking high current income investments while also taking advantage of tactical opportunities in the marketplace. The focus remains on specified Ginnie Mae pools and CMOs that provide, in our opinion, attractive current income while minimizing prepayment and extension risks.

*
Effective December 12, 2019, Peter Guan was removed as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya GNMA Income Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	2.85%	1.87%	2.79%
Class C(2)	3.66%	1.61%	2.27%
Class I	5.75%	2.69%	3.34%
Class W	5.69%	2.64%	3.30%
Excluding Sales Charge:
Class A	5.43%	2.38%	3.04%
Class C	4.66%	1.61%	2.27%
Class I	5.75%	2.69%	3.34%
Class W	5.69%	2.64%	3.30%
Bloomberg Barclays GNMA	6.83%	2.78%	3.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya GNMA Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya High Yield Bond Fund

Sector Diversification as of March 31, 2020 (as a percentage of net assets)

Communications	23.0%
Consumer, Non-cyclical	19.9%
Consumer, Cyclical	16.2%
Industrials	12.0%
Financials	5.4%
Technology	5.2%
Basic Materials	5.1%
Energy	4.1%
Utilities	2.3%
Electronics/Electrical	0.3%
Consumer Staples	0.2%
Containers & Glass Products	0.2%
Health Care	0.2%
Assets in Excess of Other Liabilities*	5.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA, and Rick Cumberledge, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -5.76%, compared to the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (the “Index” or “Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite”), which returned -6.94%, for the same period.
Portfolio Specifics: Despite providing a negative absolute total return, the Fund outperformed the Index for the reporting period. An underweight to energy-related sectors was the primary contributor to relative results, as those sectors faltered due to the huge drop in oil prices. The Fund remains underweighted in energy, and generally we take a bearish view of commodity prices, given abundant supply and declining global demand.
Within the retail sector, the Fund benefited from being over weighted in PetSmart, Inc., which was deemed an essential business and remained open, while other retailers had to close their doors due to COVID-19. PetSmart’s equity stake in online-based Chewy also benefited from an increase in deliveries under current market conditions. An overweight in the building materials sector contributed to results given the Fund’s high-quality positioning. We currently see an uptick in home improvement projects; from a housing market perspective, however, we expect a slowdown in the future.
Based on our views of consumer strength prior to the COVID-19 pandemic, the Fund held overweight positions in the leisure and gaming industries, which detracted from results. Closures of movie theatres, amusement parks and other such businesses in response to the viral outbreak impacted the leisure sector. Casinos also were shut down widely, hurting the gaming industry.
Top Ten Holdings as of March 31, 2020* (as a percentage of net assets)

Sprint Corp., 7.125%, 06/15/24	1.1%
HCA, Inc., 5.375%, 02/01/25	0.9%
Kraft Heinz Foods Co., 5.000%, 07/15/35	0.9%
Bausch Health Americas, Inc., 8.500%, 01/31/27	0.8%
Post Holdings, Inc., 5.625%, 01/15/28	0.8%
1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	0.8%
Dell International LLC / EMC Corp., 7.125%, 06/15/24	0.7%
CSC Holdings LLC, 5.250%, 06/01/24	0.7%
Standard Industries, Inc./NJ, 6.000%, 10/15/25	0.7%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/26	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: At the beginning of 2020, high yield fundamentals appeared decent and most companies were experiencing a good start to the year, in our view. In our opinion, leverage was not at overly aggressive levels and typical late cycle behavior was minimal — that is, until the economy stopped. We believe business earnings and operations will be severely challenged in the near term. Downgrades and defaults, while initially largely focused in the energy sector, in our view are likely to ramp materially. Technical factors such as supply and demand are mixed, with the primary market just starting to pick back up after disappearing for weeks.
Meanwhile, “fallen angels,” i.e., investment-grade credits that have dropped to high-yield status because of the economic downdraft, are, in our opinion, sure to be an overhang for the market. We believe that valuations look attractive as yield spreads stand at post-crisis wide levels despite a rebound late in March.
Moving forward, we are gradually upgrading the Fund’s credit quality by taking advantage of what we believe to be attractive opportunities in higher quality BB-rated and B-rated companies. This upgrade focuses on identifying survivors with ample liquidity and those only moderately impacted by the economic slowdown. We also see value in fallen angels such as Ford and Kraft Heinz; and larger energy issuers trading at a steep discount, whose fundamentals have enough cushion to weather the economic slowdown and have enough resources to survive the current energy fallout. Nonetheless, we intend to continue underweighting energy and CCC-rated issuers that we do not expect to survive the current downturn.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya High Yield Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class P June 14, 2013	Since Inception of Class R January 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	-8.10%	1.81%	5.11%	—	—	—
Class C(2)	-7.37%	1.57%	4.59%	—	—	—
Class I	-5.45%	2.67%	5.78%	—	—	—
Class P	-4.92%	3.34%	—	3.99%	—
Class P3	-4.74%	—	—	—	—	0.20%
Class R	-5.99%	2.09%	—	—	2.19%	—
Class R6(3)	-5.49%	2.62%	5.52%	—	—	—
Class W(3)	-5.51%	2.60%	5.75%	—	—	—
Excluding Sales Charge:
Class A	-5.76%	2.33%	5.37%	—	—	—
Class C	-6.47%	1.57%	4.59%	—	—	—
Class I	-5.45%	2.67%	5.78%	—	—	—
Class P	-4.92%	3.34%	—	3.99%	—
Class P3	-4.74%	—	—	—	—	0.20%
Class R	-5.99%	2.09%	—	—	2.19%	—
Class R6(3)	-5.49%	2.62%	5.52%	—	—	—
Class W(3)	-5.51%	2.60%	5.75%	—	—	—
Bloomberg Barclays High Yield Bond – 2% Issuer Constrained Composite	-6.94%	2.78%	5.64%	3.45%	2.95%	-1.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on July 29, 2011 and Class R6 incepted on August 3, 2016. The Class W and Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Investment Type Allocation as of March 31, 2020 (as a percentage of net assets)

Corporate Bonds/Notes	32.5%
Collateralized Mortgage Obligations	20.8%
U.S. Government Agency Obligations	16.6%
Asset-Backed Securities	10.0%
Commercial Mortgage-Backed Securities	9.1%
U.S. Treasury Obligations	7.0%
Sovereign Bonds	2.6%
Purchased Options	0.1%
Convertible Bonds/Notes	0.0%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Fund (the “Fund”) seeks to maximize total return through income and capital appreciation. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.29% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 8.93% for the same period.
Portfolio Specifics: A year ago, trade related tensions between the United States and China were the focus of markets. As the two countries levied consistently higher tariffs, business sentiment deteriorated, sparking a decline in ten-year U.S. Treasury yields, and the U.S. Federal Reserve (“Fed”) lowered official interest rates in July 2019. Nearing the end of the calendar year, as the Phase I trade deal emerged, interest rates stabilized, and the markets began to focus on the 2020 U.S. presidential election cycle. That focus was short lived, as markets were interrupted by the worldwide disruptions connected to COVID-19. As U.S. Treasuries rallied, the Fed cut short-term interest rates to zero, and yield spreads in corporate and securitized sectors widened at a pace not witnessed since the 2008 – 2009 financial crisis.
Sector allocation represented the largest source of underperformance for the period. An underweight to U.S. Treasuries (the world’s preferred “risk-free” asset) and an overweight to non-government sectors detracted from results. Security selection detracted from performance — especially among securitized sectors such as commercial mortgage-backed securities — as
Top Ten Holdings as of March 31, 2020 (as a percentage of net assets)

United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/30	2.3%
United States Treasury Bond, 3.500%, 02/15/39	1.2%
Uniform Mortgage-Backed Securities, 3.500%, 09/01/49	1.0%
United States Treasury Note, 0.500%, 03/15/23	0.8%
United States Treasury Note, 0.625%, 03/31/27	0.8%
Freddie Mac, 3.500%, 03/01/48	0.8%
United States Treasury Bond, 2.375%, 11/15/49	0.7%
United States Treasury Note, 0.375%, 03/31/22	0.7%
Uniform Mortgage-Backed Securities, 3.500%, 06/01/34	0.6%
Freddie Mac, 3.500%, 11/01/48	0.5%
Portfolio holdings are subject to change daily.
uncertainty about the potential impact on residential and commercial real estate weighed heavily on markets. Security selection within asset-backed securities (“ABS”) also detracted, mostly due to investments in higher-yielding collateralized loan obligations. Exposure to corporate bonds, which was more modest, detracted to a lesser degree for the period. ABS allocations contributed to relative results, while agency mortgage-backed securities did not meaningfully impact performance. Security selection in the investment-grade corporate sector added to results. Meanwhile, duration positioning detracted from performance, while yield curve positioning modestly added.
The Fund primarily used futures and swaps for cash management purposes. As a result, derivatives had a positive impact on performance during the reporting period.
Current Strategy & Outlook: Heading into this market shock, fundamentals were generally supportive across the consumer, housing and commercial real estate markets; we entered this recent period of volatility with a bias towards securitized credit because of the sector’s exposure to these strong fundamentals. We retain this bias in our portfolios, as our central case remains that meaningful and forceful monetary and fiscal stimulus will help the U.S. and the world recover from economic fallout.
Even after acknowledging the diminished economic growth prospects, in our view, none of the impacts to growth are likely to come close to the magnitude of the move we have endured in terms of securitized bond prices. We believe current valuations across the securitized markets reflect a substantial and sustained decline in home prices and relatively high and sustained unemployment. For example, spreads for AAA-rated credit card debt widened to levels that would suggest a prolonged period of 30% unemployment. Spreads in the residential mortgage-backed securities market imply a 20% sustained decline in home prices.

Voya Intermediate Bond Fund	Portfolio Managers’ Report

While in our view many very dark, “long-tail” scenarios can be feared, our central case as we emerge into the post COVID-19 world sees economic fundamentals defined by a sharp global recession, followed by a W-shaped recovery in the U.S., i.e., a quick rebound with some drawbacks on the road to a more sustainable recovery, punctuated with episodes of volatility along the way. We believe that the Fed has no intention of being a headwind to the recovery, and we expect to remain in a zero-interest rate policy (“ZIRP”) world for quite some time.
In our view, there is no need to be a hero in the current fixed income environment. We see bountiful opportunities to earn outsized yields through high-quality investments with high-conviction, low-risk outcomes. Downgrades within investment grade, as well as from investment grade to high yield (fallen angels) have begun and are expected to be large. We believe the bulk of the downgrades will be concentrated in energy, with the remaining downgrade risk in sectors most impacted by the virus-induced slowdown, such as airlines, autos, retail and other consumer related sectors. In our opinion, downgrade risk outside these sectors will be slower to emerge and will depend more on the length of the earnings correction than the depth of decline in the second quarter of 2020.
With downgrade risk priced into current spread levels, we think there is significant value and opportunity in the market — particularly among higher-quality issuers, whose balance sheets are durable enough to make it to the other side of the slowdown — leading us to an up-bias of credit quality in our portfolios. The lack of a “V” shaped recovery is likely, in our view, to result in the higher risk end of the corporate bond market (high yield corporates and senior bank loans) facing a persistent fundamental headwind moving forward. Also, we believe the degree of the increase of the size of these markets over the past seven years leaves the corporate space more exposed to the crowding-out effect to be caused by the massive increase in government borrowing globally that is about to ensue.
As this plays out, we expect the factors that drove the first quarter of 2020 market dislocation — fear-driven technical selling pressure, leveraged unwinds, U.S. dollar funding needs and portfolio rebalancing — to abate. As this happens in the ZIRP world that lies ahead, we believe less distressed and more rational markets will begin to value the yield and income opportunities currently available in highly rated fixed income instruments. In the securitized markets, it is our opinion that risk has started transferring to more appropriate holders and deleveraging is occurring where necessary. While monetary policy will need some time to take root, in our view, it will ultimately flow through to securitized markets; we believe meaningfully wider spreads in select areas of the securitized market represent extremely attractive starting points for asset allocators seeking exposure to capitalize on the rebound of U.S. consumers.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Intermediate Bond Fund

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	1.66%	2.21%	4.12%	—
Class C(2)	2.41%	1.95%	3.60%	—
Class I	4.53%	3.04%	4.72%	—
Class P3	4.99%	—	—	5.69%
Class R	4.03%	2.47%	4.13%	—
Class R6(3)	4.67%	3.10%	4.74%	—
Class W	4.56%	2.98%	4.78%	—
Excluding Sales Charge:
Class A	4.29%	2.72%	4.39%	—
Class C	3.41%	1.95%	3.60%	—
Class I	4.53%	3.04%	4.72%	—
Class P3	4.99%	—	—	5.69%
Class R	4.03%	2.47%	4.13%	—
Class R6(3)	4.67%	3.10%	4.74%	—
Class W	4.56%	2.98%	4.78%	—
Bloomberg Barclays U.S. Aggregate Bond	8.93%	3.36%	3.88%	7.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Investment Type Allocation as of March 31, 2020 (as a percentage of net assets)

Corporate Bonds/Notes	46.3%
Commercial Mortgage-Backed Securities	20.5%
Asset-Backed Securities	19.5%
Collateralized Mortgage Obligations	7.5%
U.S. Treasury Obligations	4.4%
U.S. Government Agency Obligations	0.4%
Supranational Bonds	0.0%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Short Term Bond Fund (the “Fund”) seeks maximum total return. The Fund is managed by Matthew Toms, CFA, Randall Parrish, CFA, and David Goodson, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2020, the Fund’s Class A shares provided a total return of  -0.14% compared to the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index (the “Index” or “Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond”), which returned 4.53%, for the same period.
Portfolio Specifics: A year ago, trade related tensions between the United States and China were the focus of markets. As the two countries levied consistently higher tariffs, business sentiment deteriorated, sparking a decline in ten-year U.S. Treasury yields, and the U.S. Federal Reserve (“Fed”) lowered official interest rates in July 2019. Nearing the end of the calendar year, as the Phase I trade deal emerged, interest rates stabilized, and the markets began to focus on the 2020 U.S. presidential election cycle. That focus was short lived, as markets were interrupted by the worldwide disruptions connected to COVID-19. As U.S. Treasuries rallied, the Fed cut short-term interest rates to zero, and yield spreads in corporate and securitized sectors widened at a pace not witnessed since the 2008 – 2009 financial crisis.
Sector allocation represented the largest source of the Fund’s underperformance for the reporting period. An underweight to U.S. Treasuries — the world’s preferred “risk-free” asset — and overweights to non-government and commercial mortgage-backed
Top Ten Holdings as of March 31, 2020* (as a percentage of net assets)

United States Treasury Note, 0.375%, 03/31/22	2.8%
United States Treasury Note, 0.500%, 03/15/23	1.3%
Freddie Mac 3049 XF, 1.055%, 05/15/33	1.1%
Ginnie Mae Series 2016-H23 F, 2.412%, 10/20/66	0.8%
WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/44	0.7%
Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/32	0.7%
DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/44	0.7%
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.419%, 08/15/46	0.6%
Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 1.935%, 05/15/36	0.6%
JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.198%, 11/15/45	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
securities sectors detracted from results. Our allocation to securitized credit remained up in credit quality, however, this underperformed as the end of the period saw a “dash for cash,” leading investors to sell what they could, not necessarily what they wanted to sell. Since higher rated/quality debt was easier to sell, this made the Fund’s AAA-rated holdings susceptible to technical price dislocations in the fixed income markets.
Corporate allocations, which had more modest active exposures, detracted for the period. Higher quality agency mortgage-backed securities allocations did not meaningfully affect performance. Our more defensive security selection within the investment grade corporate sector added to performance for the period. Duration and yield curve positioning modestly added to performance. Defensive strategies implemented in the first quarter of 2020 added to performance as investors sought U.S. Treasuries and interest rates declined.
During the reporting period, the Fund used futures and swaps, primarily for cash management purposes. As a result, derivatives had a positive impact on performance.
Current Strategy & Outlook: Heading into this market shock, fundamentals were generally supportive across the consumer, housing and commercial real estate markets; we entered this recent period of volatility with a bias towards securitized credit because of the sector’s exposure to these strong fundamentals. We retain this bias in our portfolios, as our central case remains that meaningful and forceful monetary and fiscal stimulus will help the U.S. and the world recover from economic fallout.
Even after acknowledging the diminished economic growth prospects, in our view, none of the impacts to growth are likely to come close to the magnitude of the move we have endured in terms of securitized bond prices. We believe current valuations across the securitized markets reflect a substantial and sustained decline in home prices and relatively high and sustained unemployment. For example, spreads for AAA-rated credit card debt widened to levels that would suggest a prolonged period of 30% unemployment. Spreads in the residential mortgage-backed securities market imply a 20% sustained decline in home prices.

Portfolio Managers’ Report	Voya Short Term Bond Fund

While in our view many very dark, “long-tail” scenarios can be feared, our central case as we emerge into the post COVID-19 world sees economic fundamentals defined by a sharp global recession, followed by a W-shaped recovery in the U.S., i.e., a quick rebound with some drawbacks on the road to a more sustainable recovery, punctuated with episodes of volatility along the way. We believe that the Fed has no intention of being a headwind to the recovery, and we expect to remain in a zero-interest rate policy (“ZIRP”) world for quite some time.
In our view, there is no need to be a hero in the current fixed income environment. We see bountiful opportunities to earn outsized yields through high-quality investments with high-conviction, low-risk outcomes. With downgrade risk priced into current spread levels, we think there is significant value and opportunity in the market — particularly among higher-quality issuers, whose balance sheets are durable enough to make it to the other side of the slowdown — leading us to an up-bias of credit quality in our portfolios. We expect the factors that drove the first quarter of 2020 market dislocation — fear-driven technical selling pressure, leveraged unwinds, U.S. dollar funding needs and portfolio rebalancing — to abate.
As this happens in the zero interest rate policy world that lies ahead, we believe less distressed and more rational markets will begin to value the yield and income opportunities currently available in highly rated fixed income instruments. In the securitized markets, risk has started transferring to more appropriate holders and deleveraging is occurring where necessary. While monetary policy will need some time to take root, ultimately it will flow through to securitized markets; we believe meaningfully wider spreads in select areas of the securitized market represent extremely attractive starting points for asset allocators seeking exposure to capitalize on the rebound of U.S. consumers.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Short Term Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	5 Year	Since Inception of Classes A, C, I, and W December 19, 2012	Since Inception of Class R July 31, 2014	Since Inception of Class P3 June 1, 2018	Since Inception of Class P2 October 22, 2019
Including Sales Charge:
Class A(1)	-2.63%	0.46%	0.69%	—	—	—
Class C(2)	-1.76%	0.20%	0.28%	—	—	—
Class I	0.16%	1.23%	1.32%	—	—	—
Class P2	—	—	—	—	—	-2.16%
Class P3	0.67%	—	—	—	2.12%	—
Class R	-0.18%	0.76%	—	0.80%	—
Class R6(3)	0.29%	1.28%	1.36%	—	—	—
Class W	0.12%	1.24%	1.30%	—	—	—
Excluding Sales Charge:
Class A	-0.14%	0.97%	1.05%	—	—	—
Class C	-0.78%	0.20%	0.28%	—	—	—
Class I	0.16%	1.23%	1.32%	—	—	—
Class P2	—	—	—	—	—	-2.16%
Class P3	0.67%	—	—	—	2.12%	—
Class R	-0.18%	0.76%	—	0.80%	—	—
Class R6(3)	0.29%	1.28%	1.36%	—	—	—
Class W	0.12%	1.24%	1.30%	—	—	—
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	4.53%	1.90%	1.58%	1.83%	4.04%	2.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Short Term Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on July 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Investment Type Allocation as of March 31, 2020 (as a percentage of net assets)

Collateralized Mortgage Obligations	29.2%
Commercial Mortgage-Backed Securities	20.6%
Corporate Bonds/Notes	15.3%
Bank Loans	13.5%
Asset-Backed Securities	12.0%
Sovereign Bonds	3.2%
U.S. Treasury Obligations	0.6%
Purchased Options	0.2%
Convertible Bonds/Notes	0.0%
U.S. Government Agency Obligations	0.0%
Assets in Excess of Other Liabilities*	5.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Strategic Income Opportunities Fund (the “Fund”) seeks total return through income and capital appreciation through all market cycles. The Fund is managed by Matthew Toms, CFA, Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -6.48% compared to the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the “Index”) and the Bloomberg Barclays U.S. Universal Bond Index, which returned 2.38% and 7.15% respectively, for the same period.
Portfolio Specifics: For the fiscal year ended March 31, 2020, the Fund underperformed its benchmark, the Index. Underperformance was driven primarily by the Fund’s aggregate allocation to non-government sectors versus U.S. Treasuries. The Fund’s overweight in securitized credit was the largest drag on relative performance. Within securitized credit, the Fund’s exposures to non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer (“CRT”) securities were the most significant detractors. CRT yield spreads widened significantly versus comparable-maturity U.S. Treasury yields — and prices fell, since yields and prices move in opposite directions. As of period-end, nearly the entire CRT universe was trading at a discount. At the sector level, allocations to agency MBS and asset-backed securities (“ABS”) did not meaningfully impact performance. While the Fund’s allocations to investment grade and high yield corporate bonds were at the lower end of their historical ranges, corporate credit was still a drag on performance; corporate yield spreads widened the most since the 2008 crisis, pulling down prices.
Top Ten Holdings as of March 31, 2020* (as a percentage of net assets)

Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/50	0.6%
United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/30	0.6%
Freddie Mac REMICS 4903 NS, 5.395%, 08/25/49	0.4%
Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 3.297%, 01/25/31	0.4%
Freddie Mac REMICS 4273 PS, 5.395%, 11/15/43	0.4%
GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/45	0.4%
COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/47	0.4%
Turkey Government International Bond, 4.875%, 10/09/26	0.4%
Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/38	0.4%
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.997%, 04/25/49	0.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Emerging market allocations also detracted from relative results.
With the exception of security section in high yield corporates, the Fund’s security selection detracted from performance. In the securitized sectors, exposure to more credit-sensitive non-agency commercial mortgage-backed securities was the largest detractor. Negative security selection within ABS was largely attributable to higher-yielding collateralized loan obligations, while investments in collateralized mortgage obligations also detracted. By contrast, de-emphasizing energy-related credits added to performance within the high yield bond sector. Duration and yield curve positioning added to performance as interest rates declined, but those contributions were unable to offset the detractions from yield spread widening.
U.S. Treasury futures, an offsetting hedge used to mitigate interest rate volatility, did not have a meaningful impact on performance. CDX, a credit default swap index used to hedge credit volatility, contributed modestly to results during the reporting period, as did foreign exchange positioning.
Current Strategy & Outlook: Heading into this market shock, fundamentals were generally supportive across the consumer, housing and commercial real estate markets; we entered this recent period of volatility with a bias towards securitized credit because of the sector’s exposure to these strong fundamentals. We retain this bias in our portfolios, as our central case remains that meaningful and forceful monetary and fiscal stimulus will help the U.S. and the world recover from economic fallout.
Even after acknowledging the diminished economic growth prospects, in our opinion, none of the impacts to growth are likely to come close to the magnitude of the move we have endured in terms of securitized bond prices. We believe current valuations across the securitized markets reflect a substantial and sustained decline in home prices and relatively high and sustained unemployment. For example, spreads for AAA-rated credit card debt widened to levels that would suggest a prolonged period of 30% unemployment. Spreads in the RMBS market imply a 20% sustained decline in home prices.

Voya Strategic Income Opportunities Fund	Portfolio Managers’ Report

While in our view many very dark, “long-tail” scenarios can be feared, our central case as we emerge into the post COVID-19 world sees economic fundamentals defined by a sharp global recession, by a swift bounce in economic activity followed by choppy global growth thereafter. We believe that the U.S. Federal Reserve has no intention of being a headwind to the recovery, and we expect to remain in a zero-interest rate policy (“ZIRP”) world for quite some time.
In our view, there is no need to be a hero in the current fixed income environment. We see bountiful opportunities to earn outsized yields through high-quality investments with high-conviction, low-risk outcomes. Downgrades within investment grade, as well as from investment grade to high yield (fallen angels) have begun and are expected to be large. We believe the bulk of the downgrades will be concentrated in energy, with the remaining downgrade risk in sectors most impacted by the virus-induced slowdown, such as airlines, autos, retail and other consumer related sectors. In our opinion, downgrade risk outside these sectors will be slower to emerge and will depend more on the length of the earnings correction than the depth of decline in the second quarter of 2020.
With downgrade risk priced into current spread levels, we think there is significant value and opportunity in the market — particularly among higher-quality AA-rated and A-rated issuers, whose balance sheets are durable enough to make it to the other side of the slowdown — leading us to an up-bias of credit quality in our portfolios. The lack of a “V” shaped recovery is likely, in our view, to result in the higher risk end of the corporate bond market (high yield corporates and senior bank loans) facing a persistent fundamental headwind moving forward. Also, we believe the degree of the increase of the size of these markets over the past seven years leaves the corporate space more exposed to the crowding-out effect to be caused by the massive increase in government borrowing globally that is about to ensue.
As this plays out, we expect the factors that drove the first quarter of 2020 market dislocation — fear-driven technical selling pressure, leveraged unwinds, U.S. dollar funding needs and portfolio rebalancing — to abate. As this happens in the ZIRP world that lies ahead, we believe less distressed and more rational markets will begin to value the yield and income opportunities currently available in highly rated fixed income instruments. In the securitized markets, it is our opinion that risk has started transferring to more appropriate holders and deleveraging is occurring where necessary. While monetary policy will need some time to take root, in our view, it will ultimately flow through to securitized markets; we believe meaningfully wider spreads in select areas of the securitized market represent extremely attractive starting points for asset allocators seeking exposure to capitalize on the rebound of U.S. consumers.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Strategic Income Opportunities Fund

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	5 Years	Since Inception of Classes A, C, I, R, and W November 2, 2012	Since Inception of Class P3 August 1, 2019
Including Sales Charge:
Class A(1)	-8.82%	1.09%	1.86%	—
Class C(2)	-8.14%	0.85%	1.42%	—
Class I	-6.30%	2.05%	2.58%	—
Class P(3)	-5.99%	2.15%	2.65%	—
Class P3	—	—	—	-8.83%
Class R	-6.80%	1.37%	1.92%	—
Class R6(3)	-6.28%	2.01%	2.56%	—
Class W	-6.48%	1.61%	2.22%	—
Excluding Sales Charge:
Class A	-6.48%	1.61%	2.22%	—
Class C	-7.24%	0.85%	1.42%	—
Class I	-6.30%	2.05%	2.58%	—
Class P(3)	-5.99%	2.15%	2.65%	—
Class P3	—	—	—	-8.83%
Class R	-6.80%	1.37%	1.92%	—
Class R6(3)	-6.28%	2.01%	2.56%	—
Class W	-6.37%	1.81%	2.34%	—
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity	2.38%	1.42%	1.04%	1.44%
Bloomberg Barclays U.S. Universal Bond	7.15%	3.35%	3.10%	3.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Income Opportunities Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 23, 2015 and Class P incepted on February 1, 2019. The Class R6 and Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2020*	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2020*
Voya GNMA Income Fund
Class A	$1,000.00	$1,024.80	0.92%	$4.66	$1,000.00	$1,020.40	0.92%	$4.65
Class C	1,000.00	1,019.80	1.67	8.43	1,000.00	1,016.65	1.67	8.42
Class I	1,000.00	1,025.10	0.62	3.14	1,000.00	1,021.90	0.62	3.13
Class W	1,000.00	1,024.80	0.67	3.39	1,000.00	1,021.65	0.67	3.39
Voya High Yield Bond Fund
Class A	$1,000.00	$905.20	1.10%	$5.24	$1,000.00	$1,019.50	1.10%	$5.55
Class C	1,000.00	901.70	1.85	8.80	1,000.00	1,015.75	1.85	9.32
Class I	1,000.00	906.60	0.75	3.57	1,000.00	1,021.25	0.75	3.79
Class P	1,000.00	908.70	0.08	0.38	1,000.00	1,024.60	0.08	0.40
Class P3	1,000.00	909.00	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	904.20	1.35	6.43	1,000.00	1,018.25	1.35	6.81
Class R6	1,000.00	905.90	0.69	3.29	1,000.00	1,021.55	0.69	3.49
Class W	1,000.00	905.40	0.85	4.05	1,000.00	1,020.75	0.85	4.29

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2020*	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2020*
Voya Intermediate Bond Fund
Class A	$1,000.00	$985.30	0.69%	$3.42	$1,000.00	$1,021.55	0.69%	$3.49
Class C	1,000.00	980.60	1.44	7.13	1,000.00	1,017.80	1.44	7.26
Class I	1,000.00	985.90	0.36	1.79	1,000.00	1,023.20	0.36	1.82
Class P3	1,000.00	988.60	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	983.20	0.94	4.66	1,000.00	1,020.30	0.94	4.75
Class R6	1,000.00	987.10	0.30	1.49	1,000.00	1,023.50	0.30	1.52
Class W	1,000.00	985.60	0.44	2.18	1,000.00	1,022.80	0.44	2.23
Voya Short Term Bond Fund
Class A	$1,000.00	$978.70	0.65%	$3.22	$1,000.00	$1,021.75	0.65%	$3.29
Class C	1,000.00	975.00	1.40	6.91	1,000.00	1,018.00	1.40	7.06
Class I	1,000.00	979.20	0.40	1.98	1,000.00	1,023.00	0.40	2.02
Class P2(1)	1,000.00	978.40	0.15	0.74	1,000.00	1,024.25	0.15	0.76
Class P3	1,000.00	981.70	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	977.60	0.90	4.45	1,000.00	1,020.50	0.90	4.55
Class R6	1,000.00	980.30	0.35	1.73	1,000.00	1,023.25	0.35	1.77
Class W	1,000.00	978.00	0.40	1.98	1,000.00	1,023.00	0.40	2.02
Voya Strategic Income Opportunities Fund
Class A	$1,000.00	$902.60	0.86%	$4.09	$1,000.00	$1,020.70	0.86%	$4.34
Class C	1,000.00	898.40	1.61	7.54	1,000.00	1,016.95	1.61	8.12
Class I	1,000.00	902.80	0.60	2.85	1,000.00	1,022.00	0.60	3.03
Class P	1,000.00	904.90	0.05	0.24	1,000.00	1,024.75	0.05	0.25
Class P3	1,000.00	906.60	0.00	0.00	1,000.00	1,025.00	0.00	0.00
Class R	1,000.00	900.50	1.11	5.27	1,000.00	1,019.45	1.11	5.60
Class R6	1,000.00	902.70	0.55	2.62	1,000.00	1,022.25	0.55	2.78
Class W	1,000.00	902.50	0.61	2.90	1,000.00	1,021.95	0.61	3.08

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was October 22, 2019. Expenses paid for the actual Fund’s return reflect the 161-day period ended March 31, 2020.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund and the Board of Trustees of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund (the “Funds”) (five of the funds constituting Voya Funds Trust (the “Trust”)), including the summary portfolio of investments, as of March 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (five of the funds constituting Voya Funds Trust) at March 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended March 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 26, 2020

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2020

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
ASSETS:
Investments in securities at fair value+*	$1,625,762,446	$459,405,461	$8,122,735,917
Short-term investments at fair value**	64,299,519	60,803,841	180,256,376
Cash	2,830,884	1,386,298	4,135,862
Cash collateral for futures	6,370,790	—	25,069,247
Cash pledged for centrally cleared swaps (Note 2)	—	—	26,528,579
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	2,110,000
Due from broker	1,092,000	—	—
Foreign currencies at value***	—	—	4,671,063
Receivables:
Investment securities sold	10,231,875	7,406,735	61,378,363
Investment securities sold on a delayed-delivery or when-issued basis	302,320,131	—	173,809,857
Fund shares sold	7,695,601	312,523	31,243,880
Dividends	—	3,706	29,101
Interest	3,936,090	8,535,611	47,626,579
Foreign tax reclaims	—	—	90,917
Unrealized appreciation on forward foreign currency contracts	—	—	15,088,865
Variation margin receivable on centrally cleared swaps	—	—	5,939,142
Prepaid expenses	46,268	62,193	223,946
Reimbursement due from Investment Adviser	55,727	203	5,554
Other assets	36,505	15,067	123,991
Total assets	2,024,677,836	537,931,638	8,701,067,239
LIABILITIES:
Income distribution payable	416,078	58,416	2,844,529
Payable for investment securities purchased	3,192,004	7,672,971	68,870,264
Payable for investment securities purchased on a delayed-delivery or when-issued basis	701,186,947	—	171,924,100
Payable for fund shares redeemed	5,160,614	431,394	23,739,125
Payable to broker	—	—	3,551,794
Payable upon receipt of securities loaned	—	40,976,455	168,207,376
Unrealized depreciation on forward foreign currency contracts	—	—	345,538
Cash received as collateral for OTC derivatives (Note 2)	—	—	14,110,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	12,096,000	—	2,066,448
Payable for investment management fees	472,452	183,682	1,958,133
Payable for distribution and shareholder service fees	140,966	20,162	202,015
Payable to trustees under the deferred compensation plan (Note 6)	36,505	15,067	123,991
Payable for trustee fees	5,347	2,117	38,001
Other accrued expenses and liabilities	547,880	248,269	1,991,980
Written options, at fair value^	—	—	12,115,246
Total liabilities	723,254,793	49,608,533	472,088,540
NET ASSETS	$1,301,423,043	$488,323,105	$8,228,978,699
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,297,181,191	$548,802,641	$8,247,769,609
Total distributable earnings (loss)	4,241,852	(60,479,536)	(18,790,910)
NET ASSETS	$1,301,423,043	$488,323,105	$8,228,978,699
+ Including securities loaned at value	$—	$39,954,468	$163,951,605
* Cost of investments in securities	$1,571,401,349	$494,718,279	$8,296,114,079
** Cost of short-term investments	$64,298,746	$60,805,220	$180,256,376
*** Cost of foreign currencies	$—	$—	$5,241,990
^ Premiums received on written options	$—	$—	$990,880
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2020 (continued)

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
Class A
Net assets	$493,736,685	$44,060,331	$451,337,661
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	57,555,140	6,279,633	44,654,478
Net asset value and redemption price per share†	$8.58	$7.02	$10.11
Maximum offering price per share (2.50%)(1)	$8.80	$7.20	$10.37
Class C
Net assets	$47,577,041	$11,215,095	$25,555,556
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,574,473	1,598,659	2,532,049
Net asset value and redemption price per share†	$8.53	$7.02	$10.09
Class I
Net assets	$604,194,413	$68,213,749	$4,988,317,288
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	70,305,877	9,737,865	493,730,090
Net asset value and redemption price per share	$8.59	$7.01	$10.10
Class P
Net assets	n/a	$99,000,100	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	14,105,356	n/a
Net asset value and redemption price per share	n/a	$7.02	n/a
Class P3
Net assets	n/a	$1,143,385	$20,936,303
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	162,821	2,071,172
Net asset value and redemption price per share	n/a	$7.02	$10.11
Class R
Net assets	n/a	$684,165	$186,915,275
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	97,390	18,468,929
Net asset value and redemption price per share	n/a	$7.03	$10.12
Class R6
Net assets	n/a	$125,035,564	$2,306,856,993
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	17,804,672	228,235,618
Net asset value and redemption price per share	n/a	$7.02	$10.11
Class W
Net assets	$155,914,904	$138,970,716	$249,059,623
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	18,119,961	19,777,246	24,657,634
Net asset value and redemption price per share	$8.60	$7.03	$10.10

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2020

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$169,782,749	$2,437,394,466
Short-term investments at fair value**	1,880,706	76,426,525
Cash	19,306	6,007,632
Cash collateral for futures	159,359	65,663
Cash pledged for centrally cleared swaps (Note 2)	250,000	17,036,846
Cash pledged as collateral for OTC derivatives (Note 2)	—	110,000
Due from broker	—	700,000
Foreign currencies at value***	1,774	632,576
Receivables:
Investment securities sold	450,977	21,174,741
Investment securities sold on a delayed-delivery or when-issued basis	2,271,533	262,196,338
Fund shares sold	149,677	70,660,395
Dividends	790	141,390
Interest	1,006,690	15,765,452
Unrealized appreciation on forward foreign currency contracts	—	19,836,927
Variation margin receivable on centrally cleared swaps	—	3,494,956
Prepaid expenses	61,455	203,728
Reimbursement due from Investment Adviser	30,999	1,919
Other assets	3,552	15,171
Total assets	176,069,567	2,931,864,725
LIABILITIES:
Income distribution payable	1,653	813,218
Payable for investment securities purchased	991,181	17,319,060
Payable for investment securities purchased on a delayed-delivery or when-issued basis	2,284,497	258,413,102
Payable for fund shares redeemed	242,721	21,350,913
Payable to broker	—	1,524,818
Payable upon receipt of securities loaned	239,706	10,799,391
Unrealized depreciation on forward foreign currency contracts	—	12,373,218
Variation margin payable on centrally cleared swaps	5,329	—
Cash received as collateral for OTC derivatives (Note 2)	—	24,090,000
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	2,370,000
Payable for investment management fees	43,113	1,205,407
Payable for distribution and shareholder service fees	1,799	94,315
Payable to trustees under the deferred compensation plan (Note 6)	3,552	15,171
Payable for trustee fees	956	12,063
Other accrued expenses and liabilities	24,470	239,711
Written options, at fair value^	—	4,349,549
Total liabilities	3,838,977	354,969,936
NET ASSETS	$172,230,590	$2,576,894,789
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$181,029,653	$2,901,945,222
Total distributable loss	(8,799,063)	(325,050,433)
NET ASSETS	$172,230,590	$2,576,894,789
+ Including securities loaned at value	$233,036	$10,530,906
* Cost of investments in securities	$175,770,767	$2,715,232,287
** Cost of short-term investments	$1,880,706	$76,426,525
*** Cost of foreign currencies	$7,147	$773,351
^ Premiums received on written options	$—	$355,740
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2020 (continued)

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
Class A
Net assets	$6,906,886	$146,079,509
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	723,518	16,019,989
Net asset value and redemption price per share†	$9.55	$9.12
Maximum offering price per share (2.50%)(1)	$9.79	$9.35
Class C
Net assets	$335,407	$53,332,793
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	35,120	5,937,215
Net asset value and redemption price per share†	$9.55	$8.98
Class I
Net assets	$11,925,226	$2,046,289,285
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,249,747	223,557,563
Net asset value and redemption price per share	$9.54	$9.15
Class P
Net assets	n/a	$9,528,800
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	1,045,538
Net asset value and redemption price per share	n/a	$9.11
Class P2
Net assets	$49,295,558	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	5,166,315	n/a
Net asset value and redemption price per share	$9.54	n/a
Class P3
Net assets	$5,287,696	$3,769,580
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	554,385	411,691
Net asset value and redemption price per share	$9.54	$9.16
Class R
Net assets	$3,135	$18,459,404
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	328	2,041,099
Net asset value and redemption price per share	$9.57	$9.04
Class R6
Net assets	$98,379,507	$229,913,335
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	10,306,594	25,196,793
Net asset value and redemption price per share	$9.55	$9.12
Class W
Net assets	$97,175	$69,522,083
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	10,151	7,644,551
Net asset value and redemption price per share	$9.57	$9.09

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2020

	Voya GNMA Income Fund	Voya High Yield Bond Fund	Voya Intermediate Bond Fund
INVESTMENT INCOME:
Dividends	$—	$41,583	$410,513
Interest, net of foreign taxes withheld*	32,609,335	25,428,501	264,362,177
Securities lending income, net	—	347,938	1,414,484
Total investment income	32,609,335	25,818,022	266,187,174
EXPENSES:
Investment management fees	5,704,814	2,583,331	20,525,473
Distribution and shareholder service fees:
Class A	1,067,278	131,465	1,149,126
Class C	561,298	146,618	286,633
Class O(1)	—	—	4,452
Class R	—	6,634	920,387
Transfer agent fees:
Class A	414,475	85,282	651,947
Class C	53,019	23,776	40,456
Class I	411,916	52,033	2,981,074
Class O(1)	—	—	2,442
Class P	—	2,978	—
Class P3	—	1	409
Class R	—	2,153	260,827
Class R6	—	1,447	25,011
Class W	108,694	179,438	295,095
Shareholder reporting expense	168,800	49,776	267,546
Registration fees	101,085	129,189	484,533
Professional fees	45,932	38,796	260,836
Custody and accounting expense	112,020	66,360	735,210
Trustee fees	42,775	16,940	304,011
Miscellaneous expense	41,499	44,526	278,355
Interest expense	49	21	2,055
Total expenses	8,833,654	3,560,764	29,475,878
Waived and reimbursed fees	(266,718)	(574,592)	(117,672)
Net expenses	8,566,936	2,986,172	29,358,206
Net investment income	24,042,399	22,831,850	236,828,968
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	13,887,823	(7,355,188)	193,420,495
Forward foreign currency contracts	—	—	5,767,026
Foreign currency related transactions	—	—	204,095
Futures	(22,163,857)	—	57,394,212
Swaps	—	—	7,929,669
Written options	—	—	(12,979,414)
Net realized gain (loss)	(8,276,034)	(7,355,188)	251,736,083
Net change in unrealized appreciation (depreciation) on:
Investments	50,494,709	(36,492,863)	(267,980,386)
Forward foreign currency contracts	—	—	14,632,990
Foreign currency related transactions	—	—	(518,530)
Futures	(7,092,706)	—	23,449,297
Swaps	—	—	16,887,708
Written options	—	—	(897,396)
Net change in unrealized appreciation (depreciation)	43,402,003	(36,492,863)	(214,426,317)
Net realized and unrealized gain (loss)	35,125,969	(43,848,051)	37,309,766
Increase (decrease) in net assets resulting from operations	$59,168,368	$(21,016,201)	$274,138,734
* Foreign taxes withheld	$—	$—	$78,055

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2020

	Voya Short Term Bond Fund	Voya Strategic Income Opportunities Fund
INVESTMENT INCOME:
Dividends	$53,036	$5,308,638
Interest, net of foreign taxes withheld*	5,358,464	98,291,541
Securities lending income, net	4,385	114,311
Total investment income	5,415,885	103,714,490
EXPENSES:
Investment management fees	583,086	12,055,079
Distribution and shareholder service fees:
Class A	19,414	460,741
Class C	6,391	429,074
Class R	14	81,326
Transfer agent fees:
Class A	3,903	109,142
Class C	320	24,732
Class I	16,872	1,045,691
Class P	—	59
Class P2	705	—
Class P3	124	63
Class R	2	9,558
Class R6	895	1,334
Class W	240	37,688
Shareholder reporting expense	3,087	151,980
Registration fees	115,186	474,095
Professional fees	29,799	92,870
Custody and accounting expense	41,344	265,120
Trustee fees	7,650	96,508
Miscellaneous expense	10,387	112,263
Interest expense	2,676	2,686
Total expenses	842,095	15,450,009
Waived and reimbursed fees	(192,631)	(88,402)
Net expenses	649,464	15,361,607
Net investment income	4,766,421	88,352,883
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian and Chilean capital gains tax withheld^)	(497,212)	5,128,973
Forward foreign currency contracts	—	(1,339,511)
Foreign currency related transactions	(1,758)	(63,939)
Futures	116,921	(51,395,850)
Swaps	311,884	11,028,890
Written options	—	(4,343,835)
Net realized loss	(70,165)	(40,985,272)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,032,335)	(297,708,867)
Forward foreign currency contracts	—	7,013,752
Foreign currency related transactions	(5,373)	(165,262)
Futures	243,609	2,272,315
Swaps	174,506	12,070,011
Written options	—	161,851
Net change in unrealized appreciation (depreciation)	(5,619,593)	(276,356,200)
Net realized and unrealized loss	(5,689,758)	(317,341,472)
Decrease in net assets resulting from operations	$(923,337)	$(228,988,589)
* Foreign taxes withheld	$—	$35,363
^ Foreign taxes on sale of Indian and Chilean investments	$—	$22,739
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya GNMA Income Fund		Voya High Yield Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$24,042,399	$21,560,880	$22,831,850	$27,856,169
Net realized gain (loss)	(8,276,034)	2,343,872	(7,355,188)	(6,872,765)
Net change in unrealized appreciation (depreciation)	43,402,003	10,408,080	(36,492,863)	2,684,003
Increase (decrease) in net assets resulting from operations	59,168,368	34,312,832	(21,016,201)	23,667,407
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(11,550,826)	(9,827,938)	(2,809,390)	(2,748,509)
Class C	(1,094,068)	(1,140,077)	(672,337)	(591,813)
Class I	(14,382,786)	(9,374,950)	(4,782,685)	(7,603,228)
Class P	—	—	(5,968,215)	(8,144,797)
Class P3	—	—	(2,446)	(7,000)
Class R	—	—	(67,635)	(56,295)
Class R6	—	—	(3,873,671)	(2,325,159)
Class W	(3,203,430)	(3,177,709)	(6,214,047)	(5,401,996)
Total distributions	(30,231,110)	(23,520,674)	(24,390,426)	(26,878,797)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	674,186,979	299,698,040	304,226,953	129,449,281
Reinvestment of distributions	26,105,948	20,435,153	23,799,386	25,774,203
	700,292,927	320,133,193	328,026,339	155,223,484
Cost of shares redeemed	(364,328,264)	(413,007,982)	(181,600,825)	(327,310,168)
Net increase (decrease) in net assets resulting from capital share transactions	335,964,663	(92,874,789)	146,425,514	(172,086,684)
Net increase (decrease) in net assets	364,901,921	(82,082,631)	101,018,887	(175,298,074)
NET ASSETS:
Beginning of year or period	936,521,122	1,018,603,753	387,304,218	562,602,292
End of year or period	$1,301,423,043	$936,521,122	$488,323,105	$387,304,218
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Fund		Voya Short Term Bond Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$236,828,968	$199,690,220	$4,766,421	$2,589,034
Net realized gain (loss)	251,736,083	(33,160,230)	(70,165)	(428,122)
Net change in unrealized appreciation (depreciation)	(214,426,317)	116,988,400	(5,619,593)	1,215,787
Increase (decrease) in net assets resulting from operations	274,138,734	283,518,390	(923,337)	3,376,699
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(15,303,664)	(12,785,646)	(163,981)	(178,112)
Class C	(737,285)	(657,047)	(8,799)	(12,147)
Class I	(170,342,310)	(112,219,555)	(280,703)	(252,369)
Class O(1)	(51,556)	(508,150)	—	—
Class P2	—	—	(660,465)	—
Class P3	(785,587)	(317,801)	(168,320)	(66,908)
Class R	(5,667,590)	(4,815,812)	(61)	(63)
Class R6	(75,467,807)	(55,243,059)	(3,538,580)	(2,325,122)
Class W	(7,387,108)	(8,458,842)	(11,347)	(8,782)
Total distributions	(275,742,907)	(195,005,912)	(4,832,256)	(2,843,503)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,992,382,313	3,279,968,665	223,489,488	60,247,012
Reinvestment of distributions	247,954,219	176,965,795	4,734,147	2,819,886
	4,240,336,532	3,456,934,460	228,223,635	63,066,898
Cost of shares redeemed	(2,827,431,133)	(2,206,938,732)	(165,300,289)	(54,637,735)
Net increase in net assets resulting from capital share transactions	1,412,905,399	1,249,995,728	62,923,346	8,429,163
Net increase in net assets	1,411,301,226	1,338,508,206	57,167,753	8,962,359
NET ASSETS:
Beginning of year or period	6,817,677,473	5,479,169,267	115,062,837	106,100,478
End of year or period	$8,228,978,699	$6,817,677,473	$172,230,590	$115,062,837

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Income Opportunities Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$88,352,883	$30,788,744
Net realized loss	(40,985,272)	(3,666,029)
Net change in unrealized appreciation (depreciation)	(276,356,200)	12,374,322
Increase (decrease) in net assets resulting from operations	(228,988,589)	39,497,037
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(7,268,307)	(3,146,921)
Class C	(1,334,631)	(551,876)
Class I	(78,896,166)	(26,121,006)
Class P	(502,612)	(25)
Class P3	(139,449)	—
Class R	(599,354)	(327,613)
Class R6	(9,781,658)	(3,187,145)
Class W	(2,688,325)	(2,041,599)
Total distributions	(101,210,502)	(35,376,185)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,687,928,062	1,467,080,904
Reinvestment of distributions	95,332,067	32,263,680
	2,783,260,129	1,499,344,584
Cost of shares redeemed	(1,289,308,113)	(468,204,434)
Net increase in net assets resulting from capital share transactions	1,493,952,016	1,031,140,150
Net increase in net assets	1,163,752,925	1,035,261,002
NET ASSETS:
Beginning of year or period	1,413,141,864	377,880,862
End of year or period	$2,576,894,789	$1,413,141,864
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From retun of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya GNMA Income Fund
Class A
03-31-20	8.36	0.18•	0.27	0.45	0.23	—	—	0.23	—	8.58	5.43	0.93	0.92	0.92	2.12	493,737	421
03-31-19	8.25	0.18	0.13	0.31	0.20	—	—	0.20	—	8.36	3.85	0.97	0.95	0.95	2.25	394,763	398
03-31-18	8.44	0.14•	(0.13)	0.01	0.18	—	0.02	0.20	—	8.25	0.08	0.95	0.95	0.95	1.66	435,118	367
03-31-17	8.63	0.08	(0.04)	0.04	0.13	0.01	0.09	0.23	—	8.44	0.44	0.93	0.93	0.93	1.02	513,223	580
03-31-16	8.70	0.13	0.06	0.19	0.17	—	0.09	0.26	—	8.63	2.21	0.93	0.93	0.93	1.39	630,448	508
Class C
03-31-20	8.31	0.12•	0.26	0.38	0.16	—	—	0.16	—	8.53	4.66	1.68	1.67	1.67	1.37	47,577	421
03-31-19	8.21	0.12	0.12	0.24	0.14	—	—	0.14	—	8.31	2.96	1.72	1.70	1.70	1.49	62,769	398
03-31-18	8.39	0.06	(0.10)	(0.04)	0.12	—	0.02	0.14	—	8.21	(0.56)	1.70	1.70	1.70	0.90	76,535	367
03-31-17	8.58	0.02	(0.05)	(0.03)	0.06	0.01	0.09	0.16	—	8.39	(0.37)	1.68	1.68	1.68	0.27	111,103	580
03-31-16	8.65	0.05•	0.07	0.12	0.10	—	0.09	0.19	—	8.58	1.46	1.68	1.68	1.68	0.64	108,278	508
Class I
03-31-20	8.37	0.21•	0.26	0.47	0.25	—	—	0.25	—	8.59	5.75	0.67	0.62	0.62	2.42	604,194	421
03-31-19	8.26	0.21	0.13	0.34	0.23	—	—	0.23	—	8.37	4.16	0.71	0.65	0.65	2.55	387,607	398
03-31-18	8.45	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.26	0.37	0.70	0.65	0.65	1.95	350,326	367
03-31-17	8.64	0.10	(0.03)	0.07	0.16	0.01	0.09	0.26	—	8.45	0.76	0.64	0.64	0.64	1.29	461,076	580
03-31-16	8.71	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.64	2.50	0.64	0.64	0.64	1.65	506,384	508
Class W
03-31-20	8.38	0.20•	0.27	0.47	0.25	—	—	0.25	—	8.60	5.69	0.68	0.67	0.67	2.38	155,915	421
03-31-19	8.27	0.20•	0.13	0.33	0.22	—	—	0.22	—	8.38	4.11	0.72	0.70	0.70	2.47	91,383	398
03-31-18	8.46	0.16•	(0.13)	0.03	0.20	—	0.02	0.22	—	8.27	0.33	0.70	0.70	0.70	1.92	156,625	367
03-31-17	8.65	0.12	(0.05)	0.07	0.16	0.01	0.09	0.26	—	8.46	0.72	0.68	0.68	0.68	1.26	141,853	580
03-31-16	8.72	0.14•	0.07	0.21	0.19	—	0.09	0.28	—	8.65	2.46	0.68	0.68	0.68	1.60	118,638	508
Voya High Yield Bond Fund
Class A
03-31-20	7.86	0.39•	(0.81)	(0.42)	0.42	—	—	0.42	—	7.02	(5.76)	1.10	1.10	1.10	4.97	44,060	57
03-31-19	7.89	0.43	(0.05)	0.38	0.41	—	—	0.41	—	7.86	5.03	1.10	1.10	1.10	5.49	60,390	33
03-31-18	8.11	0.43	(0.22)	0.21	0.43	—	—	0.43	—	7.89	2.52	1.07	1.07	1.07	5.27	52,994	40
03-31-17	7.62	0.41	0.50	0.91	0.42	—	—	0.42	—	8.11	12.13	1.06	1.06	1.06	5.23	60,927	41
03-31-16	8.14	0.41	(0.52)	(0.11)	0.41	—	—	0.41	—	7.62	(1.36)	1.07	1.07	1.07	5.23	78,352	22
Class C
03-31-20	7.86	0.34•	(0.82)	(0.48)	0.36	—	—	0.36	—	7.02	(6.47)	1.85	1.85	1.85	4.23	11,215	57
03-31-19	7.89	0.37	(0.05)	0.32	0.35	—	—	0.35	—	7.86	4.24	1.85	1.85	1.85	4.77	15,945	33
03-31-18	8.11	0.37	(0.23)	0.14	0.36	—	—	0.36	—	7.89	1.75	1.82	1.82	1.82	4.52	10,513	40
03-31-17	7.61	0.36	0.50	0.86	0.36	—	—	0.36	—	8.11	11.45	1.81	1.81	1.81	4.49	13,113	41
03-31-16	8.14	0.35	(0.53)	(0.18)	0.35	—	—	0.35	—	7.61	(2.24)	1.82	1.82	1.82	4.48	12,677	22
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From retun of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya High Yield Bond Fund (continued)
Class I
03-31-20	7.85	0.42•	(0.81)	(0.39)	0.45	—	—	0.45	—	7.01	(5.45)	0.75	0.75	0.75	5.32	68,214	57
03-31-19	7.88	0.47	(0.06)	0.41	0.44	—	—	0.44	—	7.85	5.39	0.75	0.75	0.75	5.82	81,121	33
03-31-18	8.10	0.46	(0.23)	0.23	0.45	—	—	0.45	—	7.88	2.87	0.72	0.72	0.72	5.62	149,279	40
03-31-17	7.61	0.44	0.49	0.93	0.44	—	—	0.44	—	8.10	12.54	0.71	0.71	0.71	5.56	204,818	41
03-31-16	8.14	0.44	(0.53)	(0.09)	0.44	—	—	0.44	—	7.61	(1.12)	0.69	0.69	0.69	5.63	352,052	22
Class P
03-31-20	7.87	0.47•	(0.82)	(0.35)	0.50	—	—	0.50	—	7.02	(4.92)	0.69	0.08	0.08	5.98	99,000	57
03-31-19	7.90	0.51	(0.05)	0.46	0.49	—	—	0.49	—	7.87	6.05	0.69	0.08	0.08	6.51	120,464	33
03-31-18	8.11	0.51	(0.22)	0.29	0.50	—	—	0.50	—	7.90	3.63	0.66	0.06	0.06	6.28	132,713	40
03-31-17	7.61	0.50	0.49	0.99	0.49	—	—	0.49	—	8.11	13.36	0.66	0.07	0.07	6.25	149,606	41
03-31-16	8.14	0.49	(0.53)	(0.04)	0.49	—	—	0.49	—	7.61	(0.51)	0.67	0.06	0.06	6.23	104,009	22
Class P3
03-31-20	7.86	0.46•	(0.79)	(0.33)	0.51	—	—	0.51	—	7.02	(4.74)	0.74	0.00*	0.00*	7.32	1,143	57
06-01-18(4) - 03-31-19	7.85	0.41•	0.00*	0.41	0.40	—	—	0.40	—	7.86	5.36	0.69	0.00*	0.00*	6.25	3	33
Class R
03-31-20	7.87	0.37•	(0.81)	(0.44)	0.40	—	—	0.40	—	7.03	(5.99)	1.35	1.35	1.35	4.72	684	57
03-31-19	7.90	0.41	(0.05)	0.36	0.39	—	—	0.39	—	7.87	4.76	1.35	1.35	1.35	5.25	1,185	33
03-31-18	8.11	0.41	(0.21)	0.20	0.41	—	—	0.41	—	7.90	2.39	1.32	1.32	1.32	5.00	791	40
03-31-17	7.62	0.40	0.49	0.89	0.40	—	—	0.40	—	8.11	11.85	1.31	1.31	1.31	4.99	267	41
03-31-16	8.15	0.39	(0.53)	(0.14)	0.39	—	—	0.39	—	7.62	(1.71)	1.32	1.32	1.32	5.00	323	22
Class R6
03-31-20	7.87	0.43•	(0.82)	(0.39)	0.46	—	—	0.46	—	7.02	(5.49)	0.69	0.69	0.69	5.44	125,036	57
03-31-19	7.89	0.45•	(0.03)	0.42	0.44	—	—	0.44	—	7.87	5.52	0.69	0.69	0.69	5.72	10,002	33
03-31-18	8.10	0.46	(0.22)	0.24	0.45	—	—	0.45	—	7.89	2.97	0.66	0.66	0.66	5.67	117,343	40
08-03-16(4) - 03-31-17	7.89	0.30•	0.20	0.50	0.29	—	—	0.29	—	8.10	6.39	0.66	0.66	0.66	5.74	120,605	41
Class W
03-31-20	7.87	0.41•	(0.81)	(0.40)	0.44	—	—	0.44	—	7.03	(5.51)	0.85	0.85	0.85	5.22	138,971	57
03-31-19	7.90	0.45	(0.05)	0.40	0.43	—	—	0.43	—	7.87	5.29	0.85	0.85	0.85	5.74	98,192	33
03-31-18	8.12	0.45	(0.22)	0.23	0.45	—	—	0.45	—	7.90	2.78	0.82	0.82	0.82	5.51	98,970	40
03-31-17	7.63	0.44	0.49	0.93	0.44	—	—	0.44	—	8.12	12.40	0.81	0.81	0.81	5.49	90,878	41
03-31-16	8.15	0.43	(0.52)	(0.09)	0.43	—	—	0.43	—	7.63	(1.08)	0.82	0.82	0.82	5.51	82,981	22
Voya Intermediate Bond Fund
Class A
03-31-20	10.02	0.30	0.13	0.43	0.33	0.01	—	0.34	—	10.11	4.29	0.69	0.69	0.69	2.88	451,338	253††
03-31-19	9.90	0.30	0.11	0.41	0.29	—	—	0.29	—	10.02	4.28	0.70	0.70	0.70	3.06	431,210	329††
03-31-18	10.01	0.27	(0.09)	0.18	0.29	—	—	0.29	—	9.90	1.75	0.67	0.67	0.67	2.63	444,865	482††
03-31-17	10.09	0.27	(0.05)	0.22	0.30	—	—	0.30	—	10.01	2.19	0.65	0.65	0.65	2.65	436,938	403††
03-31-16	10.23	0.26	(0.15)	0.11	0.25	—	—	0.25	—	10.09	1.12	0.65	0.65	0.65	2.57	490,902	465††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From retun of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Fund (continued)
Class C
03-31-20	10.01	0.21	0.14	0.35	0.26	0.01	—	0.27	—	10.09	3.41	1.44	1.44	1.44	2.06	25,556	253††
03-31-19	9.89	0.23	0.11	0.34	0.22	—	—	0.22	—	10.01	3.51	1.45	1.45	1.45	2.31	28,657	329††
03-31-18	10.00	0.19	(0.09)	0.10	0.21	—	—	0.21	—	9.89	0.99	1.42	1.42	1.42	1.89	30,922	482††
03-31-17	10.07	0.19	(0.04)	0.15	0.22	—	—	0.22	—	10.00	1.53	1.40	1.40	1.40	1.91	28,270	403††
03-31-16	10.21	0.18	(0.14)	0.04	0.18	—	—	0.18	—	10.07	0.37	1.40	1.40	1.40	1.85	31,945	465††
Class I
03-31-20	10.02	0.32	0.14	0.46	0.37	0.01	—	0.38	—	10.10	4.53	0.36	0.36	0.36	3.13	4,988,317	253††
03-31-19	9.90	0.33	0.12	0.45	0.33	—	—	0.33	—	10.02	4.63	0.36	0.36	0.36	3.41	4,142,382	329††
03-31-18	10.01	0.30	(0.09)	0.21	0.32	—	—	0.32	—	9.90	2.09	0.35	0.35	0.35	2.96	2,510,746	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.33	—	—	0.33	—	10.01	2.63	0.33	0.33	0.33	3.00	1,578,844	403††
03-31-16	10.23	0.29	(0.16)	0.13	0.28	—	—	0.28	—	10.08	1.36	0.32	0.32	0.32	2.93	1,137,655	465††
Class P3
03-31-20	10.02	0.36	0.14	0.50	0.40	0.01	—	0.41	—	10.11	4.99	0.30	0.00*	0.00*	3.49	20,936	253††
06-01-18(4) - 03-31-19	9.80	0.31•	0.21	0.52	0.30	—	—	0.30	—	10.02	5.40	0.31	0.00*	0.00*	3.80	16,286	329††
Class R
03-31-20	10.03	0.26	0.15	0.41	0.31	0.01	—	0.32	—	10.12	4.03	0.94	0.94	0.94	2.56	186,915	253††
03-31-19	9.92	0.28	0.10	0.38	0.27	—	—	0.27	—	10.03	3.92	0.95	0.95	0.95	2.81	170,236	329††
03-31-18	10.02	0.24	(0.08)	0.16	0.26	—	—	0.26	—	9.92	1.60	0.92	0.92	0.92	2.38	186,904	482††
03-31-17	10.10	0.24	(0.04)	0.20	0.28	—	—	0.28	—	10.02	1.93	0.90	0.90	0.90	2.42	166,268	403††
03-31-16	10.24	0.23	(0.14)	0.09	0.23	—	—	0.23	—	10.10	0.88	0.90	0.90	0.90	2.36	145,437	465††
Class R6
03-31-20	10.02	0.33	0.14	0.47	0.37	0.01	—	0.38	—	10.11	4.67	0.30	0.30	0.30	3.19	2,306,857	253††
03-31-19	9.90	0.34	0.11	0.45	0.33	—	—	0.33	—	10.02	4.65	0.31	0.31	0.31	3.46	1,851,627	329††
03-31-18	10.00	0.31	(0.09)	0.22	0.32	—	—	0.32	—	9.90	2.20	0.31	0.31	0.31	3.00	1,514,795	482††
03-31-17	10.08	0.30	(0.04)	0.26	0.34	—	—	0.34	—	10.00	2.54	0.31	0.31	0.31	3.01	832,462	403††
03-31-16	10.22	0.29	(0.15)	0.14	0.28	—	—	0.28	—	10.08	1.47	0.31	0.31	0.31	2.97	605,884	465††
Class W
03-31-20	10.01	0.32	0.14	0.46	0.36	0.01	—	0.37	—	10.10	4.56	0.44	0.44	0.44	3.05	249,060	253††
03-31-19	9.89	0.32•	0.12	0.44	0.32	—	—	0.32	—	10.01	4.55	0.45	0.45	0.45	3.25	174,570	329††
03-31-18	10.00	0.29	(0.09)	0.20	0.31	—	—	0.31	—	9.89	2.00	0.42	0.42	0.42	2.89	760,186	482††
03-31-17	10.07	0.29	(0.03)	0.26	0.33	—	—	0.33	—	10.00	2.54	0.40	0.40	0.40	2.92	654,374	403††
03-31-16	10.22	0.28	(0.15)	0.13	0.28	—	—	0.28	—	10.07	1.28	0.40	0.40	0.40	2.87	588,181	465††
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From retun of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund
Class A
03-31-20	9.77	0.22•	(0.23)	(0.01)	0.21	—	—	0.21	—	9.55	(0.14)	0.72	0.65	0.65	2.19	6,907	192
03-31-19	9.72	0.21•	0.06	0.27	0.22	—	—	0.22	—	9.77	2.85	0.93	0.77	0.77	2.14	14,247	137
03-31-18	9.84	0.16	(0.12)	0.04	0.16	—	—	0.16	—	9.72	0.35	0.88	0.77	0.77	1.55	2,618	165
03-31-17	9.88	0.12•	(0.01)	0.11	0.15	—	—	0.15	—	9.84	1.16	0.85	0.76	0.76	1.18	4,894	227
03-31-16	9.97	0.13•	(0.06)	0.07	0.16	—	—	0.16	—	9.88	0.67	0.96	0.80	0.80	1.28	9,658	109
Class C
03-31-20	9.76	0.14•	(0.21)	(0.07)	0.14	—	—	0.14	—	9.55	(0.78)	1.47	1.40	1.40	1.41	335	192
03-31-19	9.72	0.12	0.07	0.19	0.15	—	—	0.15	—	9.76	1.97	1.68	1.52	1.52	1.38	1,038	137
03-31-18	9.84	0.08	(0.12)	(0.04)	0.08	—	—	0.08	—	9.72	(0.40)	1.63	1.52	1.52	0.81	728	165
03-31-17	9.88	0.04	0.00*	0.04	0.08	—	—	0.08	—	9.84	0.40	1.60	1.51	1.51	0.45	1,079	227
03-31-16	9.98	0.06	(0.08)	(0.02)	0.08	—	—	0.08	—	9.88	(0.19)	1.71	1.55	1.55	0.51	898	109
Class I
03-31-20	9.76	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.54	0.16	0.57	0.40	0.40	2.43	11,925	192
03-31-19	9.71	0.23	0.07	0.30	0.25	—	—	0.25	—	9.76	3.15	0.78	0.50	0.50	2.37	9,283	137
03-31-18	9.84	0.18	(0.13)	0.05	0.18	—	—	0.18	—	9.71	0.55	0.71	0.51	0.51	1.84	9,578	165
03-31-17	9.88	0.15	(0.01)	0.14	0.18	—	—	0.18	—	9.84	1.46	0.67	0.50	0.50	1.46	12,921	227
03-31-16	9.98	0.16	(0.08)	0.08	0.18	—	—	0.18	—	9.88	0.85	0.63	0.50	0.50	1.53	9,954	109
Class P2
10-22-19(4) - 03-31-20	9.88	0.26•	(0.47)	(0.21)	0.13	—	—	0.13	—	9.54	(2.16)	0.36	0.15	0.15	2.67	49,296	192
Class P3
03-31-20	9.76	0.28•	(0.21)	0.07	0.29	—	—	0.29	—	9.54	0.67	0.42	0.00*	0.00*	2.83	5,288	192
06-01-18(4) - 03-31-19	9.71	0.23•	0.08	0.31	0.26	—	—	0.26	—	9.76	3.22	0.63	0.00*	0.00*	2.90	3,341	137
Class R
03-31-20	9.77	0.19•	(0.20)	(0.01)	0.19	—	—	0.19	—	9.57	(0.18)	0.97	0.90	0.90	1.93	3	192
03-31-19	9.72	0.18	0.07	0.25	0.20	—	—	0.20	—	9.77	2.60	1.18	1.02	1.02	1.85	3	137
03-31-18	9.84	0.13	(0.12)	0.01	0.13	—	—	0.13	—	9.72	0.10	1.13	1.02	1.02	1.33	3	165
03-31-17	9.88	0.09	0.00*	0.09	0.13	—	—	0.13	—	9.84	0.89	1.10	1.01	1.01	0.93	3	227
03-31-16	9.97	0.10	(0.06)	0.04	0.13	—	—	0.13	—	9.88	0.40	1.21	1.05	1.05	0.97	3	109
Class R6
03-31-20	9.76	0.24•	(0.21)	0.03	0.24	—	—	0.24	—	9.55	0.29	0.42	0.35	0.35	2.47	98,380	192
03-31-19	9.72	0.23	0.06	0.29	0.25	—	—	0.25	—	9.76	3.08	0.63	0.47	0.47	2.40	86,628	137
03-31-18	9.84	0.18	(0.11)	0.07	0.19	—	—	0.19	—	9.72	0.68	0.59	0.48	0.48	1.85	93,094	165
03-31-17	9.89	0.14	0.00*	0.14	0.19	—	—	0.19	—	9.84	1.39	0.56	0.47	0.47	1.47	73,871	227
03-31-16	9.98	0.15	(0.05)	0.10	0.19	—	—	0.19	—	9.89	0.98	0.55	0.47	0.47	1.55	110,520	109
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From retun of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Short Term Bond Fund (continued)
Class W
03-31-20	9.79	0.24•	(0.22)	0.02	0.24	—	—	0.24	—	9.57	0.12	0.47	0.40	0.40	2.41	97	192
03-31-19	9.72	0.22	0.10	0.32	0.25	—	—	0.25	—	9.79	3.31	0.68	0.52	0.52	2.38	523	137
03-31-18	9.85	0.18•	(0.13)	0.05	0.18	—	—	0.18	—	9.72	0.50	0.63	0.52	0.52	1.83	79	165
03-31-17	9.89	0.14•	0.00*	0.14	0.18	—	—	0.18	—	9.85	1.41	0.60	0.51	0.51	1.42	393	227
03-31-16	9.98	0.17	(0.08)	0.09	0.18	—	—	0.18	—	9.89	0.91	0.71	0.55	0.55	1.61	531	109
Voya Strategic Income Opportunities Fund
Class A
03-31-20	10.15	0.35•	(0.97)	(0.62)	0.41	—	—	0.41	—	9.12	(6.48)	0.86	0.86	0.86	3.45	146,080	167
03-31-19	10.16	0.37	0.03	0.40	0.41	—	—	0.41	—	10.15	3.99	0.94	0.94	0.94	3.63	128,224	155
03-31-18	10.12	0.37	0.03	0.40	0.36	—	—	0.36	—	10.16	4.01	1.13	1.05	1.05	3.52	30,921	103
03-31-17	9.94	0.42•	0.24	0.66	0.48	—	—	0.48	—	10.12	6.82	1.22	1.06	1.06	4.17	11,255	68
03-31-16	9.97	0.30•	(0.27)	0.03	0.06	—	—	0.06	—	9.94	0.25	1.25	1.01	1.01	2.99	1,492	83
Class C
03-31-20	10.00	0.27•	(0.96)	(0.69)	0.33	—	—	0.33	—	8.98	(7.24)	1.61	1.61	1.61	2.68	53,333	167
03-31-19	10.00	0.29	0.04	0.33	0.33	—	—	0.33	—	10.00	3.32	1.69	1.69	1.69	2.87	25,999	155
03-31-18	9.96	0.29	0.03	0.32	0.28	—	—	0.28	—	10.00	3.24	1.88	1.80	1.80	2.79	8,150	103
03-31-17	9.78	0.33•	0.25	0.58	0.40	—	—	0.40	—	9.96	6.05	1.97	1.81	1.81	3.38	1,893	68
03-31-16	9.85	0.22•	(0.28)	(0.06)	0.01	—	—	0.01	—	9.78	(0.57)	2.00	1.76	1.76	2.25	421	83
Class I
03-31-20	10.20	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.15	(6.30)	0.60	0.60	0.60	3.68	2,046,289	167
03-31-19	10.21	0.42	0.02	0.44	0.45	—	—	0.45	—	10.20	4.42	0.61	0.61	0.61	3.99	1,151,236	155
03-31-18	10.18	0.40•	0.04	0.44	0.41	—	—	0.41	—	10.21	4.37	0.78	0.70	0.70	3.87	194,924	103
03-31-17	9.99	0.45•	0.27	0.72	0.53	—	—	0.53	—	10.18	7.38	0.85	0.69	0.69	4.51	27,339	68
03-31-16	9.98	0.38•	(0.29)	0.09	0.08	—	—	0.08	—	9.99	0.91	0.87	0.63	0.63	3.77	6,046	83
Class P
03-31-20	10.18	0.44•	(1.01)	(0.57)	0.50	—	—	0.50	—	9.11	(5.99)	0.55	0.05	0.05	4.26	9,529	167
02-01-19(4) - 03-31-19	10.13	0.05•	0.08	0.13	0.08	—	—	0.08	—	10.18	1.33	0.58	0.08	0.08	3.22	3	155
Class P3
08-01-19(4) - 03-31-20	10.33	0.29•	(1.18)	(0.89)	0.28	—	—	0.28	—	9.16	(8.83)	0.55	0.00*	0.00*	4.21	3,770	167
Class R
03-31-20	10.07	0.32•	(0.97)	(0.65)	0.38	—	—	0.38	—	9.04	(6.80)	1.11	1.11	1.11	3.20	18,459	167
03-31-19	10.08	0.34	0.03	0.37	0.38	—	—	0.38	—	10.07	3.73	1.19	1.19	1.19	3.37	12,425	155
03-31-18	10.04	0.33	0.04	0.37	0.33	—	—	0.33	—	10.08	3.76	1.38	1.30	1.30	3.26	5,168	103
03-31-17	9.86	0.37	0.26	0.63	0.45	—	—	0.45	—	10.04	6.57	1.47	1.31	1.31	3.82	3,955	68
03-31-16	9.90	0.30•	(0.28)	0.02	0.06	—	—	0.06	—	9.86	0.17	1.50	1.26	1.26	3.05	3,397	83
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From retun of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Income Opportunities Fund (continued)
Class R6
03-31-20	10.17	0.38•	(0.98)	(0.60)	0.45	—	—	0.45	—	9.12	(6.28)	0.55	0.55	0.55	3.75	229,913	167
03-31-19	10.19	0.39	0.04	0.43	0.45	—	—	0.45	—	10.17	4.36	0.58	0.58	0.58	3.82	47,004	155
03-31-18	10.16	0.40	0.04	0.44	0.41	—	—	0.41	—	10.19	4.41	0.74	0.66	0.66	3.88	112,151	103
03-31-17	9.99	0.45	0.25	0.70	0.53	—	—	0.53	—	10.16	7.21	0.83	0.67	0.67	4.46	111,530	68
10-23-15(4) - 03-31-16	10.05	0.16•	(0.14)	0.02	0.08	—	—	0.08	—	9.99	0.21	0.87	0.63	0.63	3.70	109,630	83
Class W
03-31-20	10.13	0.38•	(0.99)	(0.61)	0.43	—	—	0.43	—	9.09	(6.37)	0.61	0.61	0.61	3.69	69,522	167
03-31-19	10.13	0.39	0.04	0.43	0.43	—	—	0.43	—	10.13	4.35	0.69	0.69	0.69	3.75	48,251	155
03-31-18	10.09	0.39	0.04	0.43	0.39	—	—	0.39	—	10.13	4.27	0.88	0.80	0.80	3.77	26,567	103
03-31-17	9.90	0.44•	0.26	0.70	0.51	—	—	0.51	—	10.09	7.19	0.97	0.81	0.81	4.38	4,161	68
03-31-16	9.96	0.33•	(0.31)	0.02	0.08	—	—	0.08	—	9.90	0.17	1.00	0.76	0.76	3.33	54	83

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

††
The Fund’s use of treasury securities and “to be announced” (TBA) securities contribute significantly to the portfolio turnover rate. Excluding all purchase and sale transactions involving treasury securities and TBAs, the Fund’s portfolio turnover rate was 40% for the year ended March 31, 2020 and 35%, 32%, 50%, and 33% for the fiscal years ended March 31, 2019, 2018, 2017, 2016, respectively. The Fund’s strategies involving treasury securities and TBA securities are employed to increase liquidity and to manage interest rate risk while not changing the economic exposure to treasury and mortgage backed securities. The Fund invests in treasury securities and may purchase and sell treasury securities to manage the duration of the Fund and for hedging purposes when selling or buying corporate bonds. In addition, the Fund commonly employs an investment strategy involving the purchase of the most recently issued treasury security with a particular time to maturity while selling its position in a previously issued treasury security with a substantially similar time to maturity. This strategy is employed in order for the Fund to own the most liquid treasury security available for a given time to maturity. The Fund also invests in TBA securities whereby the actual identity of the securities to be delivered at settlement is not specified, but rather the general characteristics of the securities are agreed to (i.e. issuer, mortgage type, maturity, coupon and month of settlement). The Fund may engage in rolling strategies with TBAs whereby the Fund seeks to extend the expiration or maturity of a TBA position by closing out the position before expiration and simultaneously opening a new position that has substantially similar terms except for a later expiration date. Such rolls enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020

NOTE 1 — ORGANIZATION
Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for: Voya GNMA Income Fund (“GNMA Income”), Voya High Yield Bond Fund (“High Yield Bond”), Voya Intermediate Bond Fund (“Intermediate Bond”), Voya Short Term Bond Fund (“Short Term Bond”) and Voya Strategic Income Opportunities Fund (“Strategic Income Opportunities”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least four or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P2, Class P3, Class R, Class R6 and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Intermediate Bond were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2020, the maximum amount of loss that Intermediate Bond and Strategic Income Opportunities would incur if the counterparties to their derivative transactions failed to perform would be $24,843,642 and $24,510,651, respectively, which represents the gross payments to be received by the Funds on OTC purchased options and open forward foreign currency contracts were they to be unwound as of March 31, 2020. To reduce the amount of potential loss to Intermediate Bond and Strategic Income Opportunities, the Funds received $14,110,000 and $24,090,000, respectively in cash collateral from certain counterparties at March 31, 2020. In addition, Strategic Income Opportunities received U.S. Treasury Bills with an original par value of  $1,518,000 as collateral for open OTC derivatives at March 31, 2020.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2020, Intermediate Bond and Strategic Income Opportunities had a liability position of $12,460,784, and $16,722,767, respectively, on open forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2020, the Funds could have been required to pay this amount in cash to their counterparties. At March 31, 2020, Intermediate Bond and Strategic Income Opportunities had pledged $ 2,110,000 and $110,000, respectively, in cash collateral to certain counterparties for open OTC derivatives.
E. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2020, Intermediate Bond and Strategic Income Opportunities entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2020, Intermediate Bond and Strategic Income Opportunities had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at March 31, 2020.
	Buy	Sell
Intermediate Bond	$16,986,825	$86,867,412
Strategic Income Opportunities	493,897,360	482,099,656

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2020, GNMA Income, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have purchased and sold futures contracts on various bonds and notes to manage duration and yield curve exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2020, the following Funds had an average notional value on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts for GNMA Income, Intermediate Bond and Short Term Bond at March 31, 2020. There were no open future contracts for Strategic Income Opportunities at March 31, 2020.
	Purchased	Sold
GNMA Income	$24,374,979	$263,903,039
Intermediate Bond	982,693,729	629,043,298
Short Term Bond	55,537,333	14,490,092
Strategic Income Opportunities	130,951,786	285,836,117
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date.
Each Fund distributes capital gains, if any, annually. All Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week, (although it may extend over a number of months) while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Securities Lending. Each Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
K. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
L. Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At March 31, 2020, GMNA Income, Intermediate Bond, and Strategic Income Opportunities had received $12,096,000, $2,066,448 and $2,370,000 in cash collateral with certain counter parties for open delayed-delivery or when-issued transactions.
M. Mortgage Dollar Roll Transactions. Each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.
N. Options Contracts. The Funds may write call and put options on futures, swap options (“swaptions”), securities, commodity or currencies they own or in which they may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended March 31, 2020, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased forward premium swaptions to manage duration and yield curve exposures with an average notional value of  $613,962,250, $7,462,250 and $302,982,250, respectively. There were no open purchased forward premium swaptions at March 31, 2020.
During the year ended March 31, 2020, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had purchased interest rate swaptions to manage duration and yield curve exposures with an average notional value of
$3,016,465,500, $36,592,000 and $1,109,449,903, respectively. There were no open purchased interest rate swaptions at March 31, 2020.
During the year ended March 31, 2020, Intermediate Bond and Strategic Income Opportunities had written interest rate swaptions to generate income with an average notional value of  $1,005,800,000 and $231,380,857, respectively. There were no open written interest rate swaptions at March 31, 2020.
During the year ended March 31, 2020, Intermediate Bond and Strategic Income Opportunities had purchased foreign currency options to manage its foreign exchange exposure with an average notional value of  $264,097,304 and $165,720,271, respectively. Please refer to the tables within the Portfolio of Investments for open purchased options on foreign currencies at March 31, 2020.
During the year ended March 31, 2020, Intermediate Bond and Strategic Income Opportunities had written foreign currency options to generate income with an average notional value of  $131,557,282 and $39,593,666, respectively. Please refer to the tables within the Portfolio of Investments for open written options on foreign currencies at March 31, 2020.
O. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2020, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended March 31, 2020,Intermediate Bond, Short Term Bond and Strategic Income Opportunities had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Funds entered into CDX swap contracts to gain additional exposure within various credit sectors and to hedge the credit risk associated within various sectors with the credit markets. In addition, for the year ended March 31, 2020, Intermediate Bond and Strategic Income Opportunities had bought and sold credit protection on single name issuers (Corporate or Sovereign) to gain additional exposure to the credit market. Please refer to the tables within the Portfolios of Investments for open credit default swaps to buy and sell protection at March 31, 2020. There were no open credit default swaps to sell protection for Intermediate Bond and Short Term Bond as of March 31, 2020
During the year ended March 31, 2020,Intermediate Bond, Short Term Bond and Strategic Income Opportunities had an average notional value on credit default swaps to buy and sell protection as disclosed below:
	Purchased	Sold
Intermediate Bond	$287,814,199	$89,857,403
Short Tem Bond	3,916,861	3,706,225
Strategic Income Opportunities	181,502,948	67,872,380
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2020, Intermediate Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $749,018,500 and $199,143,537, respectively.
For the year ended March 31, 2020, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $237,422,500, $2,584,500 and $68,796,313, respectively.
Please refer to the table within the Portfolios of Investments for Strategic Income Opportunities for open centrally cleared interest rate swaps at March 31, 2020. There were no open interest rate swap for Intermediate Bond and Short Term Bond as of March 31, 2020.
At March 31, 2020, Intermediate Bond, Short Term Bond and Strategic Income Opportunities had pledged $26,528,579, $250,000 and $17,036,846, respectively, as cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2020, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
GNMA Income	$11,139,965	$1,730,436
High Yield Bond	363,596,387	233,581,722
Intermediate Bond	3,835,562,903	2,219,294,856
Short Term Bond	155,820,782	100,364,057
Strategic Income Opportunities	1,938,307,985	634,455,104
U.S. government securities not included above were as follows:
	Purchases	Sales
GNMA Income	$5,815,452,200	$5,436,045,846
Intermediate Bond	17,157,575,549	17,522,223,077
Short Term Bond	263,077,934	256,781,369
Strategic Income Opportunities	3,208,833,445	3,124,876,840
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing,

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of High Yield Bond and Strategic Income Opportunities. These waivers are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.
Fund	Fee
GNMA Income(1)	0.45% on the first $1 billion, 0.43% on the next $500 million and 0.41% on assets thereafter
High Yield Bond	0.61% on the first $500 million, 0.55% on the next $4.5 billion and 0.50% on assets thereafter
Intermediate Bond	0.27% on all assets
Short Term Bond(2)	0.25% on all assets
Strategic Income Opportunities	0.50% on all assets

(1)
Prior to January 1, 2020, the management fee was 0.57% on the first $1 billion, 0.50% on the next $500 million and 0.45% on assets thereafter.

(2)
Prior to July 31, 2019, the management fee was 0.45% on all assets.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except Class I, Class P, Class P2, Class P3, Class R6 and Class W) has a distribution and/or distribution and service plan (the “Plan”), whereby the Distributor is compensated by certain of the Funds for expenses incurred in the distribution and/or shareholder servicing of each Fund’s shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. In addition, High Yield
Bond, Intermediate Bond, Short Term Bond and Strategic Income Opportunities have a shareholder service plan for Class A and Class C shares (together with Plan referenced above). Under the Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
GNMA Income	0.25%	1.00%	N/A
High Yield Bond	0.25%	1.00%	0.50%
Intermediate Bond	0.25%	1.00%	0.50%
Short Term Bond	0.25%	1.00%	0.50%
Strategic Income Opportunities	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2020, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
GNMA Income	$4,336	$—
High Yield Bond	5,954	—
Intermediate Bond	17,753	—
Short Term Bond	20	—
Strategic Income Opportunities	55,435	—
Contingent Deferred Sales Charges:
GNMA Income	$17,449	$1,196
High Yield Bond	6,750	756
Intermediate Bond	86	4,101
Short Term Bond	—	746
Strategic Income Opportunities	47,056	20,108
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Index Solution 2020 Portfolio	Short Term Bond	12.13%
Voya Index Solution Income Portfolio	Short Term Bond	16.58
Voya Institutional Trust Company	GNMA Income	18.49
Voya Intermediate Bond Portfolio	High Yield Bond	12.37
Voya Retirement Insurance and Annuity Company	Intermediate Bond	11.67
Voya Solution 2025 Portfolio	Short Term Bond	10.08
Voya Solution 2035 Portfolio	Short Term Bond	5.15
Voya Solution Income Portfolio	Short Term Bond	21.96

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, as applicable, to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P2	Class P3	Class R	Class R6	Class W
GNMA Income(1)	0.84%	1.59%	0.54%	N/A	N/A	N/A	N/A	N/A	0.59%
High Yield Bond	1.10%	1.85%	0.85%	0.15%	N/A	0.00%	1.35%	0.83%	0.85%
Intermediate Bond	0.75%	1.50%	0.50%	N/A	N/A	0.00%	1.00%	0.50%	0.50%
Short Term Bond(2)	0.65%	1.40%	0.35%	N/A	0.15%	0.00%	0.90%	0.30%	0.40%
Strategic Income Opportunities	1.15%	1.90%	0.72%	0.15%	N/A	0.00%	1.40%	0.60%	0.90%

(1)
Prior to January 1, 2020, the expense limits for GNMA Income were 0.95%, 1.70%, 0.65%, 0.70% for Class A, Class C, Class I, and Class W, respectively.

(2)
Prior to July 31, 2019, the expense limits for Short Term Bond were 0.80%, 1.55%, 0.50%, 1.05%, 0.47%, and 0.55% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

With the exception of Strategic Income Opportunities and the non-recoupable Class P management fee waiver for High Yield Bond, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2020 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	March 31,
	2021	2022	2023	Total
GNMA Income	$—	$114,673	$78,050	$192,723
High Yield Bond	—	11,464	224	11,688
Intermediate Bond	—	26,399	58,675	85,074
Short Term Bond	112,174	180,697	178,941	471,812
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2020, are as follows:
	March 31,
	2021	2022	2023	Total
GNMA Income
Class I	$207,535	$145,938	$180,602	$534,075
Short Term Bond
Class I	7,319	11,389	12,071	30,779
The Expense Limitation Agreement is contractual through August 1, 2020, (except for GNMA Income and Short Term Bond Class P2, which are through August 1, 2021) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 17, 2019, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 8 — LINE OF CREDIT (continued)

managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended March 31, 2020:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
GNMA Income	1	$1,436,000	1.25%
High Yield Bond	1	604,000	1.25
Intermediate Bond	2	1,910,000	2.58
Short Term Bond	6	11,405,667	1.20
Strategic Income Opportunities	4	21,183,250	1.16

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
GNMA Income
Class A
3/31/2020	20,741,177	—	1,241,380	(11,670,558)	—	10,311,999	175,424,054	—	10,520,814	(98,564,317)	—	87,380,551
3/31/2019	7,735,666	—	1,096,143	(14,337,451)	—	(5,505,642)	63,545,335	—	9,010,912	(117,661,246)	—	(45,104,999)
Class C
3/31/2020	715,957	—	113,821	(2,805,702)	—	(1,975,924)	6,017,633	—	958,864	(23,590,724)	—	(16,614,227)
3/31/2019	824,466	—	120,688	(2,720,384)	—	(1,775,230)	6,764,856	—	986,923	(22,216,846)	—	(14,465,067)
Class I
3/31/2020	47,467,729	—	1,345,831	(24,816,202)	—	23,997,358	402,637,399	—	11,427,997	(210,089,972)	—	203,975,424
3/31/2019	22,696,308	—	909,825	(19,705,146)	—	3,900,987	186,475,611	—	7,493,420	(161,780,210)	—	32,188,821
Class W
3/31/2020	10,623,196	—	376,031	(3,784,558)	—	7,214,669	90,107,893	—	3,198,273	(32,083,251)	—	61,222,915
3/31/2019	5,217,008	—	357,374	(13,606,518)	—	(8,032,136)	42,912,238	—	2,943,898	(111,349,680)	—	(65,493,544)
High Yield Bond
Class A
3/31/2020	2,165,022	—	314,805	(3,880,925)	—	(1,401,098)	17,163,512	—	2,475,988	(30,378,845)	—	(10,739,345)
3/31/2019	2,263,969	—	306,868	(1,603,020)	—	967,817	17,482,991	—	2,389,976	(12,480,973)	—	7,391,994
Class C
3/31/2020	135,657	—	74,510	(640,022)	—	(429,855)	1,043,649	—	586,632	(5,074,288)	—	(3,444,007)
3/31/2019	1,006,541	—	60,586	(370,750)	—	696,377	7,879,685	—	469,777	(2,864,421)	—	5,485,041
Class I
3/31/2020	5,514,232	—	588,273	(6,700,287)	—	(597,782)	43,825,729	—	4,624,462	(52,967,067)	—	(4,516,876)
3/31/2019	5,168,890	—	934,446	(14,709,211)	—	(8,605,875)	40,387,598	—	7,268,448	(114,043,540)	—	(66,387,494)
Class P
3/31/2020	4,444,532	—	758,284	(6,410,069)	—	(1,207,253)	31,961,979	—	5,961,665	(50,868,102)	—	(12,944,458)
3/31/2019	3,130,598	—	1,041,632	(5,667,443)	—	(1,495,213)	24,209,497	—	8,111,823	(44,203,296)	—	(11,881,976)
Class P3
3/31/2020	163,946	—	345	(1,870)	—	162,421	1,079,822	—	2,446	(12,210)	—	1,070,058
6/1/2018(1) - 3/31/2019	148,707	—	626	(148,934)	—	399	1,168,681	—	4,906	(1,169,417)	—	4,170
Class R
3/31/2020	86,955	—	8,075	(148,314)	—	(53,284)	685,862	—	63,829	(1,092,964)	—	(343,273)
3/31/2019	49,306	—	7,220	(6,007)	—	50,519	388,518	—	56,247	(46,782)	—	397,983

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
High Yield Bond (continued)
Class R6
3/31/2020	18,190,543	—	494,422	(2,151,871)	—	16,533,094	132,931,513	—	3,873,560	(16,605,178)	—	120,199,895
3/31/2019	2,066,814	—	268,645	(15,930,702)	—	(13,595,243)	16,264,665	—	2,105,742	(125,115,579)	—	(106,745,172)
Class W
3/31/2020	9,673,020	—	791,877	(3,159,631)	—	7,305,266	75,534,887	—	6,210,804	(24,602,171)	—	57,143,520
3/31/2019	2,777,224	—	688,469	(3,514,401)	—	(48,708)	21,667,646	—	5,367,284	(27,386,160)	—	(351,230)
Intermediate Bond
Class A
3/31/2020	16,071,031	—	1,099,851	(15,811,149)	267,957	1,627,690	166,370,297	—	11,386,329	(162,385,511)	2,789,429	18,160,544
3/31/2019	13,578,312	—	978,213	(16,453,328)	—	(1,896,803)	132,667,248	—	9,590,616	(161,014,270)	—	(18,756,406)
Class C
3/31/2020	1,055,682	—	48,840	(1,436,355)	—	(331,833)	10,927,142	—	504,562	(14,810,623)	—	(3,378,919)
3/31/2019	968,636	—	50,845	(1,282,819)	—	(263,338)	9,479,971	—	497,473	(12,526,022)	—	(2,548,578)
Class I
3/31/2020	250,260,793	—	14,521,492	(184,603,928)	—	80,178,357	2,588,026,639	—	150,301,009	(1,891,112,199)	—	847,215,449
3/31/2019	244,423,316	—	10,253,180	(94,826,592)	—	159,849,904	2,389,561,300	—	100,461,880	(924,841,424)	—	1,565,181,756
Class O(2)
3/31/2020	764	—	4,926	(8,086)	(267,957)	(270,353)	7,896	—	50,749	(82,889)	(2,789,429)	(2,813,673)
3/31/2019	83,469	—	8,035	(2,926,665)	—	(2,835,161)	819,111	—	78,777	(28,342,558)	—	(27,444,670)
Class P3
3/31/2020	2,525,823	—	75,862	(2,155,864)	—	445,821	26,002,901	—	785,587	(22,158,664)	—	4,629,824
6/1/2018(1) - 3/31/2019	2,276,168	—	32,378	(683,195)	—	1,625,351	22,324,061	—	317,800	(6,690,353)	—	15,951,508
Class R
3/31/2020	5,658,896	—	514,077	(4,668,322)	—	1,504,651	58,523,196	—	5,328,302	(48,214,716)	—	15,636,782
3/31/2019	2,461,071	—	469,450	(4,816,056)	—	(1,885,535)	24,152,217	—	4,607,177	(47,237,348)	—	(18,477,954)
Class R6
3/31/2020	98,347,226	—	7,012,519	(61,939,704)	—	43,420,041	1,021,901,643	—	72,601,626	(636,316,473)	—	458,186,796
3/31/2019	60,855,232	—	5,465,280	(34,587,228)	—	31,733,284	597,376,305	—	53,547,787	(337,832,058)	—	313,092,034
Class W
3/31/2020	11,653,738	—	675,903	(5,103,415)	—	7,226,226	120,622,599	—	6,996,055	(52,350,058)	—	75,268,596
3/31/2019	10,595,457	—	802,768	(70,834,512)	—	(59,436,287)	103,588,452	—	7,864,285	(688,454,699)	—	(577,001,962)
Short Term Bond
Class A
3/31/2020	1,018,684	—	16,685	(1,770,466)	—	(735,097)	10,049,550	—	163,960	(17,465,867)	—	(7,252,357)
3/31/2019	2,030,833	—	18,358	(859,952)	—	1,189,239	19,682,733	—	178,029	(8,335,252)	—	11,525,510
Class C
3/31/2020	67,423	—	890	(139,551)	—	(71,238)	666,843	—	8,753	(1,370,500)	—	(694,904)
3/31/2019	81,133	—	1,223	(50,953)	—	31,403	783,345	—	11,853	(495,052)	—	300,146
Class I
3/31/2020	585,982	—	27,123	(314,732)	—	298,373	5,768,478	—	266,726	(3,090,252)	—	2,944,952
3/31/2019	539,107	—	25,042	(598,797)	—	(34,648)	5,229,570	—	242,582	(5,807,807)	—	(335,655)
Class P2
10/22/2019(1) - 3/31/2020	6,211,230	—	67,215	(1,112,130)	—	5,166,315	61,353,506	—	660,465	(10,775,852)	—	51,238,119
Class P3
3/31/2020	670,165	—	17,116	(475,172)	—	212,109	6,579,444	—	168,320	(4,594,498)	—	2,153,266
6/1/2018(1) - 3/31/2019	501,406	—	6,902	(166,032)	—	342,276	4,863,867	—	66,908	(1,611,735)	—	3,319,040
Class R
3/31/2020	—	—	6	—	—	6	—	—	60	—	—	60
3/31/2019	—	—	7	—	—	7	—	—	63	—	—	63
Class R6
3/31/2020	14,157,093	—	350,993	(13,078,412)	—	1,429,674	138,912,667	—	3,454,516	(127,422,594)	—	14,944,589
3/31/2019	2,961,631	—	238,612	(3,905,672)	—	(705,429)	28,712,200	—	2,311,673	(37,842,340)	—	(6,818,467)
Class W
3/31/2020	16,095	—	1,149	(60,465)	—	(43,221)	159,000	—	11,347	(580,726)	—	(410,379)
3/31/2019	100,566	—	903	(56,255)	—	45,214	975,297	—	8,778	(545,549)	—	438,526

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Strategic Income Opportunities
Class A
3/31/2020	23,902,684	—	695,363	(21,206,575)	—	3,391,472	244,819,457	—	7,089,898	(214,573,951)	—	37,335,404
3/31/2019	15,498,082	—	306,369	(6,220,083)	—	9,584,368	156,920,387	—	3,097,438	(62,727,853)	—	97,289,972
Class C
3/31/2020	4,396,854	—	126,789	(1,186,101)	—	3,337,542	44,456,409	—	1,269,302	(11,772,089)	—	33,953,622
3/31/2019	2,179,226	—	53,923	(448,113)	—	1,785,036	21,701,940	—	536,759	(4,443,411)	—	17,795,288
Class I
3/31/2020	195,469,467	—	7,191,414	(91,955,251)	—	110,705,630	2,000,948,486	—	73,423,768	(914,265,041)	—	1,160,107,213
3/31/2019	108,847,527	—	2,517,849	(17,602,887)	—	93,762,489	1,105,256,775	—	25,563,862	(178,482,653)	—	952,337,984
Class P
3/31/2020	1,163,131	—	49,314	(167,206)	—	1,045,239	11,845,242	—	502,612	(1,717,991)	—	10,629,863
2/1/2019(1) - 3/31/2019	296	—	3	—	—	299	3,000	—	25	—	—	3,025
Class P3
8/1/2019(1) - 3/31/2020	763,159	—	13,658	(365,126)	—	411,691	7,839,386	—	139,321	(3,751,777)	—	4,226,930
Class R
3/31/2020	988,581	—	59,448	(240,623)	—	807,406	10,052,447	—	599,353	(2,353,160)	—	8,298,640
3/31/2019	804,836	—	32,679	(116,704)	—	720,811	8,071,920	—	327,613	(1,167,318)	—	7,232,215
Class R6
3/31/2020	30,312,878	—	957,844	(10,693,475)	—	20,577,247	308,585,262	—	9,766,425	(109,376,847)	—	208,974,840
3/31/2019	4,694,239	—	87,497	(11,169,402)	—	(6,387,666)	47,523,600	—	884,913	(113,497,012)	—	(65,088,499)
Class W
3/31/2020	5,835,417	—	250,569	(3,206,738)	—	2,879,248	59,381,373	—	2,541,388	(31,497,257)	—	30,425,504
3/31/2019	12,643,921	—	183,528	(10,685,218)	—	2,142,231	127,603,282	—	1,853,070	(107,886,187)	—	21,570,165

(1)
Commencement of operations.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 10 — SECURITIES LENDING (continued)

the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,179,209	$(2,179,209)	$—
BNP Paribas	2,233,333	(2,233,333)	—
BNP Paribas Prime Brokerage Intl Ltd	930,864	(930,864)	—
Citadel Clearing LLC	2,317,434	(2,317,434)	—
Citigroup Global Markets Inc.	1,132,283	(1,132,283)	—
Cowen Execution Services LLC	1,402,327	(1,402,327)	—
Credit Suisse Securities (USA) LLC	167,928	(167,928)	—
Deutsche Bank Securities Inc.	546,269	(546,269)	—
Goldman Sachs & Co. LLC	6,140,837	(6,140,837)	—
J.P. Morgan Securities LLC	14,343,376	(14,343,376)	—
Mizuho Securities USA LLC	229,404	(229,404)	—
Morgan Stanley & Co. LLC	1,601,632	(1,601,632)	—
Scotia Capital (USA) Inc.	3,090,289	(3,090,289)	—
TD Prime Services LLC	293,969	(293,969)	—
TD Securities Inc.	934,001	(934,001)	—
UBS AG	494,470	(494,470)	—
Wells Fargo Clearing Services, LLC	490,318	(490,318)	—
Wells Fargo Securities LLC	1,426,525	(1,426,525)	—
	$39,954,468	$(39,954,468)	$—

(1)
Collateral with a fair value of  $40,976,455 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$6,185,174	$(6,185,174)	$—
Barclays Capital Inc.	397,633	(397,633)	—
BMO Capital Markets Corp	961,199	(961,199)	—
BNP Paribas	14,408,034	(14,408,034)	—
BNP Paribas Prime Brokerage Intl Ltd	3,940,510	(3,940,510)	—
BNP Paribas Securities Corp.	2,011,892	(2,011,892)	—
BofA Securities Inc.	4,582,581	(4,582,581)	—
Citadel Clearing LLC	5,745,601	(5,745,601)	—
Citigroup Global Markets Inc.	11,093,542	(11,093,542)	—
Cowen Execution Services LLC	661,526	(661,526)	—
Credit Suisse Securities (USA) LLC	1,581,800	(1,581,800)	—
Daiwa Capital Markets America Inc.	1,687,801	(1,687,801)	—
Deutsche Bank Securities Inc.	3,519,008	(3,519,008)	—
Goldman Sachs & Co. LLC	55,843	(55,843)	—
HSBC Securities (USA) Inc.	3,940,910	(3,940,910)	—
J.P. Morgan Securities LLC	18,495,065	(18,495,065)	—
Jefferies LLC	430,428	(430,428)	—
Merrill Lynch International	3,463,490	(3,463,490)	—
Morgan Stanley & Co. LLC	4,093,362	(4,093,362)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
MUFG Securities Americas Inc.	13,481,180	(13,481,180)	—
National Financial Bank Inc.	100,619	(100,619)	—
Nomura Securities International, Inc.	1,994,668	(1,994,668)	—
RBC Capital Markets, LLC	901,297	(901,297)	—
RBC Dominion Securities Inc.	1,889,117	(1,889,117)	—
Scotia Capital (USA) Inc.	4,131,293	(4,131,293)	—
State Street Bank and Trust Company	1,150,073	(1,150,073)	—
SunTrust Robinson Humphrey,Inc.	4,034,971	(4,034,971)	—
UBS AG	4,016,458	(4,016,458)	—
Wells Fargo Securities LLC	44,996,530	(44,996,530)	—
	$163,951,605	$(163,951,605)	$—

(1)
Collateral with a fair value of  $168,207,376 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Short Term Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$153,237	$(153,237)	$—
Citigroup Global Markets Inc.	19,543	(19,543)	—
RBC Capital Markets, LLC	60,256	(60,256)	—
	$233,036	$(233,036)	$—

(1)
Collateral with a fair value of  $239,706 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Strategic Income Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$940,350	$(940,350)	$—
BofA Securities Inc.	366,839	(366,839)	—
Citigroup Global Markets Inc.	1,648,378	(1,648,378)	—
Cowen Execution Services LLC	78,124	(78,124)	—
Credit Suisse Securities (USA) LLC	390,231	(390,231)	—
Deutsche Bank Securities Inc.	697,107	(697,107)	—
Goldman Sachs & Co. LLC	674,742	(674,742)	—
J.P. Morgan Securities LLC	692,543	(692,543)	—
Jefferies LLC	77,130	(77,130)	—
Morgan Stanley & Co. LLC	2,145,769	(2,145,769)	—
Nomura Securities International, Inc.	521,247	(521,247)	—
RBC Capital Markets, LLC	295,008	(295,008)	—
RBC Dominion Securities Inc.	1,325,000	(1,325,000)	—
SunTrust Robinson Humphrey,Inc.	38,899	(38,899)	—
UBS AG	639,539	(639,539)	—
Total	$10,530,906	$(10,530,906)	$—

(1)
Collateral with a fair value of  $10,799,391 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, swaps, capital loss carryforwards, wash sale deferrals and de minimis distributions in excess of net investment income.
The following permanent tax differences have been reclassified as of March 31, 2020:
	Paid-in Capital	Distributable Earnings
High Yield Bond	$(106,631)	$106,631
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2020	Year Ended March 31, 2019
	Ordinary Income	Ordinary Income
GNMA Income	$30,231,110	$23,520,674
High Yield Bond	24,390,426	26,878,797
Intermediate Bond	275,742,907	195,005,912
Short Term Bond	4,832,256	2,843,503
Strategic Income Opportunities	101,210,502	35,376,185
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
GNMA Income	$426,852	$—	$52,502,339	$(21,981,363)	Short-term	None
				(26,259,304)	Long-term	None
				$(48,240,667)
High Yield Bond	—	—	(35,540,695)	(1,269,613)	Short-term	None
				(23,599,479)	Long-term	None
				$(24,869,092)
Intermediate Bond	146,781,086	26,007,065	(186,852,493)	—	—	—
Short Term Bond	237,023	—	(5,993,397)	(1,143,123)	Short-term	None
				(1,895,273)	Long-term	None
				$(3,038,396)
Strategic Income Opportunities	1,587,263	—	(282,167,307)	(5,275,074)	Short-term	None
				(38,368,607)	Long-term	None
				$(43,643,681)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2020, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 13 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Funds’ ability to honor redemption requests timely and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 14 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have made a change in accounting principle and adopted the provisions of Financial Accounting

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Funds have elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Funds’ financial statements. The Funds plan to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Funds are currently evaluating the impact of these changes on the financial statements.
NOTE 16 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2020, the Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0180	May 1, 2020	Daily
Class C	$0.0126	May 1, 2020	Daily
Class I	$0.0201	May 1, 2020	Daily
Class W	$0.0198	May 1, 2020	Daily
	Per Share Amount	Payable Date	Record Date
High Yield Bond
Class A	$0.0308	May 1, 2020	Daily
Class C	$0.0264	May 1, 2020	Daily
Class I	$0.0327	May 1, 2020	Daily
Class P	$0.0366	May 1, 2020	Daily
Class P3	$0.0369	May 1, 2020	Daily
Class R	$0.0293	May 1, 2020	Daily
Class R6	$0.0331	May 1, 2020	Daily
Class W	$0.0323	May 1, 2020	Daily
Intermediate Bond
Class A	$0.0273	May 1, 2020	Daily
Class C	$0.0210	May 1, 2020	Daily
Class I	$0.0299	May 1, 2020	Daily
Class P3	$0.0328	May 1, 2020	Daily
Class R	$0.0252	May 1, 2020	Daily
Class R6	$0.0302	May 1, 2020	Daily
Class W	$0.0293	May 1, 2020	Daily
Short Term Bond
Class A	$0.0160	May 1, 2020	Daily
Class C	$0.0101	May 1, 2020	Daily
Class I	$0.0184	May 1, 2020	Daily
Class P2	$0.0212	May 1, 2020	Daily
Class P3	$0.0224	May 1, 2020	Daily
Class R	$0.0140	May 1, 2020	Daily
Class R6	$0.0186	May 1, 2020	Daily
Class W	$0.0180	May 1, 2020	Daily
Strategic Income Opportunities
Class A	$0.0247	May 1, 2020	Daily
Class C	$0.0188	May 1, 2020	Daily
Class I	$0.0274	May 1, 2020	Daily
Class P	$0.0316	May 1, 2020	Daily
Class P3	$0.0279	May 1, 2020	Daily
Class R	$0.0226	May 1, 2020	Daily
Class R6	$0.0278	May 1, 2020	Daily
Class W	$0.0265	May 1, 2020	Daily
Line of Credit renewal: Effective May 15, 2020, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Board approved this renewal on May 14, 2020.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 49.3%
1,654,011	Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$2,278,290	0.2
2,622,179	Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	3,314,216	0.3
7,989,880	Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	10,239,309	0.8
2,459,331	Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,943,807	0.2
1,223,456	Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,358,718	0.1
5,418,252 (1)	Fannie Mae 2010-150 PS, 5.653%, (-1.000*US0001M + 6.600%), 12/25/2039	409,869	0.0
6,122,620 (1)	Fannie Mae 2010-95 SB, 5.653%, (-1.000*US0001M + 6.600%), 09/25/2040	1,131,992	0.1
4,923,517	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,772,563	0.5
8,719,456 (1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	960,198	0.1
26,956,665 (1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	1,827,309	0.1
260,156 (2)	Fannie Mae REMIC Trust 2002-W1 3A, 4.033%, 04/25/2042	273,686	0.0
1,177,788 (2)	Fannie Mae REMIC Trust 2002-W6 3A, 4.428%, 01/25/2042	1,245,398	0.1
1,360,969	Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,612,199	0.1
3,113,787	Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,554,344	0.3
123,814	Fannie Mae REMIC Trust 2004-61 SH, 20.203%, (-3.998*US0001M + 23.988%), 11/25/2032	198,475	0.0
3,613,358 (2)	Fannie Mae REMIC Trust 2004-W11 2A, 4.194%, 03/25/2043	3,676,037	0.3
3,233,541	Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,707,161	0.3
813,063 (1)	Fannie Mae REMIC Trust 2005-17 ES, 5.803%, (-1.000*US0001M + 6.750%), 03/25/2035	113,927	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
730,227	Fannie Mae REMIC Trust 2005-59 NQ, 14.508%, (-2.500*US0001M + 16.875%), 05/25/2035	$937,070	0.1
768,484	Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	877,499	0.1
200,467	Fannie Mae REMIC Trust 2006-115 ES, 22.774%, (-4.000*US0001M + 26.560%), 12/25/2036	328,954	0.0
1,446,301 (1)	Fannie Mae REMIC Trust 2006-36 SP, 5.753%, (-1.000*US0001M + 6.700%), 05/25/2036	265,117	0.0
4,087,781 (1)	Fannie Mae REMIC Trust 2006-79 SH, 5.503%, (-1.000*US0001M + 6.450%), 08/25/2036	1,036,546	0.1
324,954 (2)	Fannie Mae REMIC Trust 2009-12 LK, 10.079%, 03/25/2039	387,128	0.0
1,861,549	Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,399,083	0.2
5,069,928	Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	5,423,393	0.4
5,084,839	Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	6,076,082	0.5
1,767,407	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	1,991,714	0.2
7,287,686 (1)	Fannie Mae REMIC Trust 2012-128 VS, 5.303%, (-1.000*US0001M + 6.250%), 06/25/2042	1,156,662	0.1
5,564,506 (1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	310,763	0.0
3,472,323 (1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	407,081	0.0
2,674,096 (1)	Fannie Mae REMIC Trust 2012-68 SD, 5.753%, (-1.000*US0001M + 6.700%), 06/25/2032	518,157	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,457,000	Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	$4,113,366	0.3
1,077,355 (1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	113,728	0.0
3,214,111 (1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	192,856	0.0
372,631	Fannie Mae REMICS 2004-89 ES, 11.476%, (-1.850*US0001M + 13.228%), 08/25/2034	386,445	0.0
5,113 (3)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	4,816	0.0
1,000,000	Fannie Mae REMICS 2010-87 PL, 4.000%, 06/25/2040	1,152,151	0.1
2,358,961	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,730,907	0.2
5,228,832 (1)	Fannie Mae REMICS 2012-137 EI, 3.000%, 12/25/2027	329,695	0.0
10,081,177	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	11,281,635	0.9
2,500,000	Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,870,206	0.2
3,239,952 (3)	Fannie Mae REMICS 2013-135 PO, 0.000%, 01/25/2044	2,997,651	0.2
1,227,211	Fannie Mae REMICS 2013-55 VZ, 3.000%, 06/25/2043	1,279,060	0.1
18,038,564 (1)	Fannie Mae REMICS 2019-49 IG, 3.000%, 03/25/2033	1,333,080	0.1
5,699,532	Fannie Mae Series 2016-51 S, 4.973%, (-1.000*US0001M + 5.920%), 10/25/2043	6,282,559	0.5
2,571,308 (2)	Fannie Mae Trust 2004-W2 3A, 4.165%, 02/25/2044	2,700,134	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,488,326 (2)	Fannie Mae Trust 2004-W2 4A, 4.139%, 02/25/2044	$2,606,967	0.2
1,857,332	Fannie Mae REMICS 2010-26 F, 1.717%, (US0001M + 0.770%), 11/25/2036	1,869,014	0.2
1,994,338	Fannie Mae REMICS 2010-39 FN, 1.777%, (US0001M + 0.830%), 05/25/2040	2,009,486	0.2
4,845,867	Fannie Mae REMICS 2017-22 DZ, 4.000%, 04/25/2047	5,712,027	0.4
969,345	Freddie Mac REMICS 3658 CZ, 5.000%, 04/15/2040	1,210,786	0.1
4,369,480	Freddie Mac REMICS 4249 CS, 3.633%, (-0.750*US0001M + 4.650%), 09/15/2043	4,352,639	0.3
6,648,772	Freddie Mac REMICS 4480 ZX, 4.000%, 11/15/2044	7,419,886	0.6
9,318,150	Freddie Mac REMICS 4764 CJ, 4.000%, 06/15/2045	9,810,699	0.8
6,473,979	Freddie Mac REMICS 4764 DA, 4.000%, 07/15/2045	6,806,902	0.5
3,268,659	Ginnie Mae Series 2009-118 XZ, 5.000%, 12/20/2039	3,749,328	0.3
6,832,572	Ginnie Mae Series 2010-117 ZQ, 4.500%, 09/20/2040	8,189,625	0.6
7,529,368	Ginnie Mae Series 2011-69 HW, 4.000%, 04/20/2040	8,035,011	0.6
3,023,308	Ginnie Mae Series 2011-H03 FA, 2.162%, (US0001M + 0.500%), 01/20/2061	2,991,144	0.2
1,410,091 (1)	Ginnie Mae Series 2012-93 NS, 5.327%, (-1.000*US0001M + 6.100%), 07/20/2042	278,014	0.0
4,909,512	Ginnie Mae Series 2012-H08 FB, 2.262%, (US0001M + 0.600%), 03/20/2062	4,878,931	0.4
2,436,106	Ginnie Mae Series 2013-119 TZ, 3.000%, 08/20/2043	2,632,828	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,552,863 (1)	Ginnie Mae Series 2013-88 AI, 4.269%, (-1.000*US0001M + 5.850%), 06/20/2043	$297,021	0.0
2,129,273 (1)	Ginnie Mae Series 2013-99 SK, 4.319%, (-1.000*US0001M + 5.900%), 07/20/2043	387,695	0.0
2,443,578	Ginnie Mae Series 2013-H02 FD, 2.002%, (US0001M + 0.340%), 12/20/2062	2,414,511	0.2
2,773,275 (1)	Ginnie Mae Series 2014-129 WS, 4.319%, (-1.000*US0001M + 5.900%), 09/20/2044	509,433	0.0
2,589,548 (1)	Ginnie Mae Series 2014-161 WS, 4.319%, (-1.000*US0001M + 5.900%), 11/20/2044	456,388	0.0
1,566,095	Ginnie Mae Series 2014-H21 FA, 2.312%, (US0001M + 0.650%), 10/20/2064	1,544,047	0.1
3,789,570	Ginnie Mae Series 2015-165 ZA, 3.500%, 07/20/2045	4,283,073	0.3
1,382,892	Ginnie Mae Series 2015-H26 FA, 2.182%, (US0001M + 0.520%), 10/20/2065	1,360,452	0.1
10,442,727 (1)	Ginnie Mae Series 2016-20 BS, 5.327%, (-1.000*US0001M + 6.100%), 02/20/2046	2,056,838	0.2
1,392,724	Ginnie Mae Series 2016-H11 FE, 2.512%, (US0001M + 0.850%), 04/20/2066	1,382,641	0.1
583,499	Ginnie Mae Series 2016-H20 FG, 2.362%, (US0001M + 0.700%), 08/20/2066	580,378	0.1
3,032,447	Ginnie Mae Series 2017-56 HM, 3.000%, 12/20/2046	3,218,456	0.3
5,590,494	Ginnie Mae Series 2019-1 Z, 4.000%, 01/20/2049	6,148,877	0.5
5,723,936	Ginnie Mae Series 2019-H05 FL, 2.142%, (US0001M + 0.480%), 03/20/2069	5,732,639	0.4
2,649,939	Freddie Mac 3770 GA, 4.500%, 10/15/2040	3,163,990	0.3
2,850,574	Freddie Mac REMIC Trust 2005-S001 2A2, 1.777%, (US0001M + 0.150%), 09/25/2045	2,818,009	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
524,640	Freddie Mac REMIC Trust 2653 SC, 6.122%, (-0.500*US0001M + 6.800%), 07/15/2033	$599,379	0.1
1,390,511	Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,691,948	0.1
166,937	Freddie Mac REMIC Trust 3012 ST, 19.423%, (-3.600*US0001M + 21.960%), 04/15/2035	242,621	0.0
359,887	Freddie Mac REMIC Trust 3065 DC, 17.746%, (-3.000*US0001M + 19.860%), 03/15/2035	513,036	0.0
671,028	Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	784,087	0.1
4,592,523 (1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	95,701	0.0
377,804 (1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	70,182	0.0
35,913 (1)	Freddie Mac REMIC Trust 3753 PS, 5.395%, (-1.000*US0001M + 6.100%), 06/15/2040	520	0.0
493,624	Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	534,263	0.1
2,980,256	Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,325,011	0.3
1,153,151 (1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	63,211	0.0
3,135,844	Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	4,368,634	0.3
1,303,471	Freddie Mac REMICS 4097 ZA, 3.500%, 08/15/2042	1,412,009	0.1
6,573,000	Freddie Mac REMICS 4136 LU, 3.000%, 07/15/2032	6,921,408	0.5
1,252,765	Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,684,660	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,689,170 (2)	Freddie Mac Structured Pass-Through Certificates T-54 2A, 4.062%, 07/25/ 2033	$1,769,914	0.1
1,101,151 (2)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 4.122%, 02/25/ 2043	1,172,477	0.1
134,807 (1)	Freddie Mac-Ginnie Mae Series 21 SA, 7.053%, (-1.000*US0001M + 8.000%), 10/25/2023	13,929	0.0
1,301,531	Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,504,681	0.1
5,342,518	Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,877,507	0.5
742,950	Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	960,098	0.1
575,105	Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	821,417	0.1
3,261,044	Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	4,036,642	0.3
725,715	Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	835,985	0.1
1,893,215	Ginnie Mae 2009-H01 FA, 1.923%, (US0001M + 1.150%), 11/20/2059	1,910,773	0.2
2,000,000	Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,439,678	0.2
3,984,213	Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	4,405,375	0.3
5,054,853 (3)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	4,713,795	0.4
3,938,954 (1)	Ginnie Mae 2014-107 XS, 4.895%, (-1.000*US0001M + 5.600%), 07/16/2044	718,510	0.1
1,925,909 (1)	Ginnie Mae 2014-96 SQ, 4.895%, (-1.000*US0001M + 5.600%), 07/16/2044	338,237	0.0
3,385,962	Ginnie Mae 2015-H13 FG, 2.062%, (US0001M + 0.400%), 04/20/2065	3,345,010	0.3
22,052,580 (1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	2,657,111	0.2
2,185,344 (1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	138,999	0.0
19,988,807	Ginnie Mae 2016-H20 FB, 2.212%, (US0001M + 0.550%), 09/20/2066	19,758,764	1.5
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,890,000	Ginnie Mae 2017-162 PL, 3.000%, 10/20/2047	$3,103,138	0.2
1,567,532 (1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	200,263	0.0
3,566,566	Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	3,957,979	0.3
131,889	Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	151,160	0.0
1,248,305	Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,417,421	0.1
840,362	Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	975,285	0.1
409,090 (3)	Ginnie Mae Series 2004-37 OA, 0.000%, 04/17/2034	386,502	0.0
3,164,192	Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	3,569,644	0.3
3,298,420	Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	3,720,057	0.3
1,276,279 (1)	Ginnie Mae Series 2004-98 SA, 5.927%, (-1.000*US0001M + 6.700%), 11/20/2034	323,818	0.0
1,110,414	Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,269,878	0.1
322,400 (1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	50,046	0.0
842,624 (1)	Ginnie Mae Series 2005-7 AH, 6.065%, (-1.000*US0001M + 6.770%), 02/16/2035	178,772	0.0
1,002,557 (1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	186,087	0.0
578,838	Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	657,323	0.1
281,749	Ginnie Mae Series 2005-91 UP, 12.891%, (-2.000*US0001M + 14.300%), 09/16/2031	356,566	0.0
8,203,598	Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	9,596,221	0.7
1,756,969	Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,052,975	0.2
9,140,135 (1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	87,411	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,882,752	Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	$3,342,063	0.3
1,959,919 (1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	512,551	0.0
36,601	Ginnie Mae Series 2007-37 S, 22.716%, (-3.667*US0001M + 25.300%), 04/16/2037	39,735	0.0
2,047,956 (3)	Ginnie Mae Series 2007-41 OL, 0.000%, 07/20/2037	1,865,095	0.2
120,449	Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	138,685	0.0
368,869	Ginnie Mae Series 2007-48 SY, 18.136%, (-3.000*US0001M + 20.250%), 08/16/2037	544,333	0.0
2,208,882 (1)	Ginnie Mae Series 2007-53 SC, 5.727%, (-1.000*US0001M + 6.500%), 09/20/2037	545,244	0.0
65,210	Ginnie Mae Series 2007-53 SW, 17.886%, (-3.000*US0001M + 20.205%), 09/20/2037	97,558	0.0
1,222,671	Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,381,648	0.1
2,932,573	Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,556,196	0.3
648,609 (1)	Ginnie Mae Series 2008-3 SA, 5.777%, (-1.000*US0001M + 6.550%), 01/20/2038	157,367	0.0
1,284,493 (1)	Ginnie Mae Series 2008-40 PS, 5.795%, (-1.000*US0001M + 6.500%), 05/16/2038	267,694	0.0
2,891,421 (1)	Ginnie Mae Series 2008-82 SA, 5.227%, (-1.000*US0001M + 6.000%), 09/20/2038	629,297	0.1
5,627,237 (1)	Ginnie Mae Series 2009-110 SA, 5.645%, (-1.000*US0001M + 6.350%), 04/16/2039	656,802	0.1
795,315	Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	956,691	0.1
1,697,272	Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	1,957,927	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,029,000	Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	$1,250,281	0.1
3,043,493	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	3,492,192	0.3
2,864,828	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	3,213,897	0.3
3,090,732	Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,622,957	0.3
303,845 (1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	11,943	0.0
1,918,733	Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,625,574	0.2
5,712,159	Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	8,443,051	0.7
3,304,781	Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,390,383	0.3
1,921,601 (1)	Ginnie Mae Series 2009-66 QS, 5.327%, (-1.000*US0001M + 6.100%), 07/20/2039	256,522	0.0
1,016,935 (1)	Ginnie Mae Series 2009-77 SA, 5.445%, (-1.000*US0001M + 6.150%), 09/16/2039	217,893	0.0
3,558,459	Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	4,255,724	0.3
1,002,849	Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,382,828	0.1
606,810	Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	726,312	0.1
1,429,368	Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,787,507	0.1
2,249,719 (1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	273,505	0.0
10,371,000	Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	12,155,233	0.9
1,846,270 (1)	Ginnie Mae Series 2010-116 NS, 5.945%, (-1.000*US0001M + 6.650%), 09/16/2040	381,346	0.0
187,225 (1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	15,944	0.0
1,500,000	Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,740,476	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,483,005	Ginnie Mae Series 2010-146 NL, 4.000%, 10/16/2039	$3,748,985	0.3
1,475,393 (1)	Ginnie Mae Series 2010-158 SA, 5.277%, (-1.000*US0001M + 6.050%), 12/20/2040	274,904	0.0
20,065,715 (1)	Ginnie Mae Series 2010-166 GS, 5.227%, (-1.000*US0001M + 6.000%), 12/20/2040	3,602,998	0.3
1,862,755 (1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	138,932	0.0
2,298,391	Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	2,541,525	0.2
3,776,934	Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	4,118,489	0.3
512,740 (1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	51,061	0.0
2,138,000	Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,445,509	0.2
2,123,551 (1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	367,379	0.0
5,392,928	Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,582,190	0.5
1,727,658	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	1,951,516	0.2
200,363 (1)	Ginnie Mae Series 2010-9 SB, 5.727%, (-1.000*US0001M + 6.500%), 09/20/2038	1,972	0.0
4,804,941	Ginnie Mae Series 2010-H01 FA, 2.433%, (US0001M + 0.820%), 01/20/2060	4,794,949	0.4
10,754,397	Ginnie Mae Series 2010-H10 FB, 2.613%, (US0001M + 1.000%), 05/20/2060	10,774,606	0.8
6,819,211	Ginnie Mae Series 2010-H10 FC, 2.613%, (US0001M + 1.000%), 05/20/2060	6,830,569	0.5
398,556 (1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	54,202	0.0
4,408,987 (1)	Ginnie Mae Series 2011-141 PS, 5.995%, (-1.000*US0001M + 6.700%), 06/16/2041	891,743	0.1
125,009	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	141,933	0.0
292,444 (2)	Ginnie Mae Series 2011-169 BG, 5.435%, 04/16/2039	335,002	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,181,984	Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	$7,995,395	0.6
1,863,394	Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	2,059,933	0.2
4,983,013 (1)	Ginnie Mae Series 2011-73 LS, 5.917%, (-1.000*US0001M + 6.690%), 08/20/2039	413,007	0.0
4,575,893	Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	5,000,394	0.4
1,224,221	Ginnie Mae Series 2011-H07 FA, 2.162%, (US0001M + 0.500%), 02/20/2061	1,216,012	0.1
1,928,572 (1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	64,641	0.0
2,610,529 (1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	188,692	0.0
654,835 (1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	47,722	0.0
7,530,599 (1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	416,067	0.0
582,331 (1)	Ginnie Mae Series 2012-34 MS, 5.995%, (-1.000*US0001M + 6.700%), 04/16/2041	89,066	0.0
90,793	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	93,068	0.0
4,775,200 (1)	Ginnie Mae Series 2012-48 SA, 5.945%, (-1.000*US0001M + 6.650%), 04/16/2042	1,199,661	0.1
6,808,873 (1)	Ginnie Mae Series 2012-60 SG, 5.395%, (-1.000*US0001M + 6.100%), 05/16/2042	1,584,288	0.1
1,630,280 (1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	188,673	0.0
2,045,229	Ginnie Mae Series 2012-H11 VA, 2.312%, (US0001M + 0.650%), 05/20/2062	2,026,367	0.2
21,029,088	Ginnie Mae Series 2012-H12 FB, 2.712%, (US0001M + 1.050%), 02/20/2062	21,086,828	1.6
3,000,025	Ginnie Mae Series 2012-H20 BA, 2.222%, (US0001M + 0.560%), 09/20/2062	2,979,919	0.2
7,000,000	Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	8,201,185	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,369,425	Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	$1,480,838	0.1
1,900,000 (1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	406,904	0.0
1,295,321 (1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	139,451	0.0
6,375,186 (1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	938,713	0.1
2,828,123 (1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	131,891	0.0
2,641,648	Ginnie Mae Series 2013-H08 BF, 2.062%, (US0001M + 0.400%), 03/20/2063	2,610,412	0.2
3,569,215	Ginnie Mae Series 2013-H10 FT, 1.950%, (H15T1Y + 0.450%), 04/20/2063	3,545,614	0.3
5,299,933	Ginnie Mae Series 2013-H14 FC, 2.132%, (US0001M + 0.470%), 06/20/2063	5,251,972	0.4
952,018	Ginnie Mae Series 2013-H18 BA, 2.262%, (US0001M + 0.600%), 07/20/2063	945,184	0.1
3,170,800	Ginnie Mae Series 2013-H19 DF, 2.312%, (US0001M + 0.650%), 05/20/2063	3,148,134	0.3
2,953,654	Ginnie Mae Series 2013-H20 FB, 2.662%, (US0001M + 1.000%), 08/20/2063	2,958,172	0.2
3,843,874	Ginnie Mae Series 2013-H23 FA, 2.962%, (US0001M + 1.300%), 09/20/2063	3,871,836	0.3
530,485	Ginnie Mae Series 2013-H24 FB, 2.392%, (US0001M + 0.730%), 09/20/2063	528,774	0.0
2,793,200	Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	3,307,464	0.3
12,628,860	Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	13,697,720	1.1
2,007,547 (1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	349,097	0.0
3,251,655 (1)	Ginnie Mae Series 2014-30 ES, 4.227%, (-1.000*US0001M + 5.000%), 03/20/2040	490,591	0.0
10,371,041 (2)	Ginnie Mae Series 2015-10 Q, 2.315%, 10/20/2044	10,840,532	0.8
2,364,266 (1)	Ginnie Mae Series 2015-141 IX, 1.013%, (-0.714*US0001M + 2.142%), 06/20/2045	225,978	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,125,000	Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	$13,598,923	1.1
3,023,928 (1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	332,039	0.0
8,914,528	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,502,306	0.7
3,974,858	Ginnie Mae Series 2015-H31 FT, 2.312%, (US0001M + 0.650%), 11/20/2065	3,995,295	0.3
13,346,878 (1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	1,504,077	0.1
6,000,070 (2)	Ginnie Mae Series 2016-5 AB, 4.678%, 01/20/2046	6,813,728	0.5
8,841,663	Ginnie Mae Series 2016-H08 FT, 1.619%, (US0001M + 0.720%), 02/20/2066	8,795,458	0.7
38,872,544	Ginnie Mae Series 2017-H23 FC, 2.112%, (US0001M + 0.450%), 11/20/2067	38,408,235	3.0
3,406,378	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	3,614,004	0.3
2,025,085	Ginnie Mae Series 2019-29 AI, 5.000%, 07/20/2048	329,581	0.0
1,690,028	Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,844,232	0.2
	Total Collateralized Mortgage Obligations (Cost $613,163,710)	641,373,880	49.3
U.S. GOVERNMENT AGENCY OBLIGATIONS: 75.2%
	Federal Home Loan Mortgage Corporation: 2.6%(4)
6,752,747	3.500%, 03/01/2048	7,257,024	0.6
7,784,230	3.500%,11/01/2048	8,365,424	0.6
17,281,254	3.500%-8.000%, 01/01/2030-12/01/2047	18,659,182	1.4
		34,281,630	2.6
	Federal National Mortgage Association: 1.0%(4)
8,326,245	4.000%, 07/01/2056	9,277,488	0.7
4,132,849	5.290%-6.600%, 07/01/2027-05/01/2048	4,464,762	0.3
		13,742,250	1.0
	Government National Mortgage Association: 65.0%
160,796,000 (5)	3.000%, 05/01/2043	169,884,060	13.1
8,619,840	3.500%, 04/20/2046	9,195,551	0.7
9,768,654	3.500%, 03/20/2047	10,456,007	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
54,438,715	3.500%,12/20/2047	$58,383,664	4.5
16,729,559	3.500%, 01/20/2048	17,923,250	1.4
11,742,654	3.500%, 02/20/2048	12,568,980	1.0
6,511,395	3.500%, 02/20/2048	7,035,811	0.5
23,362,155	3.500%, 03/20/2048	25,128,567	1.9
13,918,958	3.500%, 01/20/2050	14,740,197	1.1
10,318,141	4.000%, 08/20/2042	11,266,593	0.9
9,400,019	4.000%, 09/20/2047	10,043,782	0.8
26,206,658	4.000%, 04/20/2048	28,226,191	2.2
21,505,884	4.000%, 11/20/2049	22,905,393	1.8
27,330,842	4.000%, 12/20/2049	29,307,714	2.2
25,819,882	4.500%, 11/20/2049	27,698,804	2.1
32,819,105	4.500%, 12/20/2049	35,100,889	2.7
107,131,214	3.000%-7.500%, 01/15/2024-02/20/2050	116,053,704	8.9
229,500,000 (5)	2.500%,05/01/2050	239,450,978	18.4
		845,370,135	65.0
	Uniform Mortgage-Backed Securities: 6.6%
20,433,246	3.000%, 10/01/2049	21,465,058	1.7
9,411,067	3.500%, 12/01/2047	10,001,412	0.8
8,548,233	3.500%, 05/01/2048	9,081,498	0.7
11,190,884	4.000%, 05/01/2042	12,200,919	0.9
8,698,282	4.000%, 03/01/2049	9,285,687	0.7
22,205,967	2.500%-7.500%, 05/01/2028-04/01/2050	23,694,910	1.8
		85,729,484	6.6
	Total U.S. Government Agency Obligations (Cost $952,752,838)	979,123,499	75.2
ASSET-BACKED SECURITIES: 0.2%
	Other Asset-Backed Securities: 0.2%
256,646 (2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.625%, 07/26/2033	281,002	0.0
97,628 (2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	105,578	0.0
46,522 (2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	48,232	0.0
59,160 (2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.483%, 05/25/2032	63,354	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES (continued)
	Other Asset-Backed Securities (continued)
2,150,205	Fannie Mae Grantor Trust 2001-T9 A1, 1.167%, (US0001M + 0.220%), 09/25/2031	$2,116,968	0.2
	Total Asset-Backed Securities (Cost $2,590,858)	2,615,134	0.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.2%
456,250 (2)	Ginnie Mae 2004-23 Z, 5.547%, 03/16/2044	501,503	0.0
6,103,899 (1)(2)	Ginnie Mae 2006-67 IO, 0.533%, 11/16/2046	20,030	0.0
622,506 (2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	675,499	0.1
652,613	Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	693,691	0.1
236,711 (1)(2)	Ginnie Mae 2008-45 IO, 0.852%, 02/16/2048	451	0.0
436,729 (2)	Ginnie Mae 2009-115 D, 4.593%, 01/16/2050	457,014	0.0
2,341,969 (1)(2)	Ginnie Mae 2010-122 IO, 0.297%, 02/16/2044	9,531	0.0
63,497 (1)(2)	Ginnie Mae 2010-123 IA, 2.050%, 10/16/2052	859	0.0
20,811,598 (1)(2)	Ginnie Mae 2011-47 IO, 0.081%, 01/16/2051	52,857	0.0
232,222 (2)	Ginnie Mae 2011-53 B, 3.924%, 05/16/2051	238,498	0.0
	Total Commercial Mortgage-Backed Securities (Cost $2,893,943)	2,649,933	0.2
	Total Long-Term Investments (Cost $1,571,401,349)	1,625,762,446	124.9
SHORT-TERM INVESTMENTS: 5.0%
	U.S. Treasury Bills: 5.0%
58,000,000 (6)	United States Treasury Bill, 0.030%, 04/28/2020	57,998,586	4.5
6,301,000 (6)	United States Treasury Bill, 0.060%, 04/07/2020	6,300,933	0.5
	Total U.S. Treasury Bills
	Total Short-Term Investments (Cost $64,298,746)	64,299,519	5.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

Principal Amount†	Value	Percentage of Net Assets
	Total Investments in Securities
(Cost $1,635,700,095)	$1,690,061,965	129.9
Liabilities in Excess of Other Assets	(388,638,922)	(29.9)
Net Assets	$1,301,423,043	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.

Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2020.

(3)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Settlement is on a when-issued or delayed-delivery basis.

(6)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2020.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2020
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$641,373,880	$—	$641,373,880
U.S. Government Agency Obligations	—	979,123,499	—	979,123,499
Asset-Backed Securities	—	2,615,134	—	2,615,134
Commercial Mortgage-Backed Securities	—	2,649,933	—	2,649,933
Short-Term Investments	—	64,299,519	—	64,299,519
Total Investments, at fair value	$—	$1,690,061,965	$—	$1,690,061,965
Other Financial Instruments+
Futures	731,587	—	—	731,587
Total Assets	$731,587	$1,690,061,965	$—	$1,690,793,552
Liabilities Table
Other Financial Instruments+
Futures	$(11,063,481)	$—	$—	$(11,063,481)
Total Liabilities	$(11,063,481)	$—	$—	$(11,063,481)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya GNMA Income Fund	as of March 31, 2020 (continued)

5At March 31, 2020, the following futures contracts were outstanding for Voya GNMA Income Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Ultra 10-Year Note	158	06/19/20	$24,652,938	$731,587
			$24,652,938	$731,587
Short Contracts:
U.S. Treasury 10-Year Note	(1,303)	06/19/20	(180,709,813)	(5,946,561)
U.S. Treasury 2-Year Note	(202)	06/30/20	(44,517,328)	(1,956)
U.S. Treasury 5-Year Note	(643)	06/30/20	(80,606,078)	(949,063)
U.S. Treasury Long Bond	(248)	06/19/20	(44,407,500)	(3,307,826)
U.S. Treasury Ultra Long Bond	(50)	06/19/20	(11,093,750)	(858,075)
			$(361,334,469)	$(11,063,481)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$731,587
Total Asset Derivatives		$731,587
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$11,063,481
Total Liability Derivatives		$11,063,481

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(22,163,857)
Total	$(22,163,857)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(7,092,706)
Total	$(7,092,706)
At March 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $1,627,227,732.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$57,375,618
Gross Unrealized Depreciation	(4,873,279)
Net Unrealized Appreciation	$52,502,339
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.8%
	Basic Materials: 5.1%
1,510,000 (1)	Aruba Investments, Inc., 8.750%, 02/15/2023	$1,477,905	0.3
1,760,000 (1)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	1,565,300	0.3
1,175,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,067,252	0.2
1,200,000 (1)	Constellium SE, 5.750%, 05/15/2024	1,081,614	0.2
500,000 (1)(2)	Constellium SE, 5.875%, 02/15/2026	438,788	0.1
750,000 (1)	Constellium SE, 6.625%, 03/01/2025	680,602	0.2
1,185,000 (1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	990,962	0.2
2,600,000	Freeport-McMoRan, Inc., 4.125%, 03/01/2028	2,285,764	0.5
350,000	Freeport-McMoRan, Inc., 4.250%, 03/01/2030	305,393	0.0
2,225,000 (1)	Novelis Corp., 5.875%, 09/30/2026	2,199,040	0.5
1,250,000 (1)	OCI NV, 5.250%, 11/01/2024	1,093,750	0.2
2,100,000 (1)	OCI NV, 6.625%, 04/15/2023	1,932,000	0.4
1,950,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,956,908	0.4
1,135,000 (1)	SPCM SA, 4.875%, 09/15/2025	1,081,053	0.2
1,875,000 (1)(2)	Tronox, Inc., 6.500%, 04/15/2026	1,701,703	0.3
5,790,000 (3)	Other Securities	5,305,393	1.1
		25,163,427	5.1
	Communications: 22.9%
1,400,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	1,467,270	0.3
1,375,000 (1)(2)	Altice Finco SA, 7.625%, 02/15/2025	1,318,274	0.3
1,625,000	AMC Networks, Inc., 4.750%, 08/01/2025	1,590,477	0.3
1,600,000 (1)	Block Communications, Inc., 4.875%, 03/01/2028	1,497,000	0.3
2,275,000 (1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	2,099,899	0.4
2,725,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,757,754	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,250,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	$1,261,950	0.2
1,600,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,631,308	0.3
2,700,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,743,065	0.6
355,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	348,193	0.1
750,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.750%, 03/01/2030	752,287	0.1
2,475,000	CenturyLink, Inc., 5.625%-5.800%, 04/01/2020-04/01/2025	2,492,486	0.5
1,600,000 (1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,386,008	0.3
2,675,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,468,222	0.5
300,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	262,523	0.1
2,075,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,722,250	0.4
3,275,000 (2)	CSC Holdings LLC, 5.250%, 06/01/2024	3,303,640	0.7
2,245,000 (1)	CSC Holdings LLC, 5.500%, 05/15/2026	2,337,758	0.5
1,195,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,209,591	0.2
825,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	884,719	0.2
1,675,000 (1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,508,542	0.3
900,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	736,328	0.1
2,075,000 (1)(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	1,399,172	0.3
4,100,000	DISH DBS Corp., 5.000%-5.875%, 07/15/2022-11/15/2024	4,009,038	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,325,000 (1)(2)	Entercom Media Corp., 7.250%, 11/01/2024	$1,117,962	0.2
2,810,000 (1)	Front Range BidCo, Inc., 6.125%, 03/01/2028	2,685,306	0.6
925,000 (1)	Frontier Communications Corp., 8.000%, 04/01/2027	917,443	0.2
1,900,000 (1)(2)	Gray Television, Inc., 5.125%, 10/15/2024	1,847,759	0.4
1,200,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	1,200,660	0.2
1,050,000 (1)	GTT Communications, Inc., 7.875%, 12/31/2024	685,125	0.1
525,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	460,399	0.1
1,915,000 (1)(2)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,217,854	0.3
935,000 (1)	Lamar Media Corp., 3.750%, 02/15/2028	883,463	0.2
370,000 (1)	Lamar Media Corp., 4.000%, 02/15/2030	346,875	0.1
2,025,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	2,005,864	0.4
755,000 (1)	Match Group, Inc., 4.125%, 08/01/2030	679,028	0.1
1,600,000 (1)	MDC Partners, Inc., 6.500%, 05/01/2024	1,212,000	0.3
1,225,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,196,528	0.2
375,000 (1)(2)	Netflix, Inc., 4.875%, 06/15/2030	382,763	0.1
2,375,000	Netflix, Inc., 5.875%, 11/15/2028	2,554,431	0.5
1,475,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,397,555	0.3
1,675,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	1,646,609	0.3
1,650,000 (1)	Altice France SA/France, 7.375%, 05/01/2026	1,675,657	0.3
405,000 (1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	345,685	0.1
975,000 (1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	995,655	0.2
2,550,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,602,148	0.5
1,050,000 (1)(2)	Sprint Corp., 7.250%, 02/01/2028	1,059,188	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
2,375,000	Sprint Communications, Inc., 6.000%, 11/15/2022	$2,484,108	0.5
5,025,000	Sprint Corp., 7.125%, 06/15/2024	5,552,550	1.1
2,075,000	Sprint Corp., 7.625%, 03/01/2026	2,360,001	0.5
750,000	Sprint Nextel Corp., 6.875%, 11/15/2028	860,812	0.2
355,000 (1)	TEGNA, Inc., 4.625%, 03/15/2028	313,953	0.1
1,575,000 (1)	TEGNA, Inc., 5.000%, 09/15/2029	1,423,406	0.3
2,250,000	Telecom Italia Capital SA, 6.000%-6.375%, 11/15/2033-09/30/2034	2,272,065	0.5
1,475,000 (1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	1,424,186	0.3
2,075,000 (1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	1,758,563	0.4
2,200,000	T-Mobile USA, Inc., 5.125%, 04/15/2025	2,265,868	0.5
2,650,000	T-Mobile USA, Inc., 5.375%, 04/15/2027	2,747,964	0.5
1,525,000 (1)(2)	Townsquare Media, Inc., 6.500%, 04/01/2023	1,477,336	0.3
1,675,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	1,576,435	0.3
400,000 (1)(2)	ViaSat, Inc., 5.625%, 04/15/2027	397,220	0.1
1,350,000 (1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	1,357,493	0.3
950,000 (1)(2)	Ziggo Bond Co. BV, 5.125%, 02/28/2030	936,344	0.2
475,000 (1)(2)	Ziggo BV, 4.875%, 01/15/2030	465,929	0.1
13,750,000 (3)	Other Securities	11,670,675	2.4
		111,648,619	22.9
	Consumer, Cyclical: 16.2%
3,900,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	3,748,856	0.8
1,080,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	1,039,500	0.2
1,475,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,021,327	0.2
1,505,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,485,386	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,745,000	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	$1,158,301	0.2
1,450,000 (1)	American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/2028	1,327,547	0.3
900,000 (1)	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	771,750	0.2
1,120,000 (1)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	960,400	0.2
375,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	299,062	0.0
1,000,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	808,745	0.2
2,025,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,477,642	0.3
1,215,000 (1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,005,412	0.2
1,405,000 (1)(2)	Cedar Fair L.P., 5.250%, 07/15/2029	1,195,023	0.2
350,000 (1)(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	323,311	0.1
1,575,000 (1)	Core & Main L.P., 6.125%, 08/15/2025	1,476,515	0.3
2,500,000	Dana, Inc., 5.500%, 12/15/2024	2,203,137	0.5
1,215,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	810,548	0.2
2,275,000 (1)	Golden Nugget, Inc., 6.750%, 10/15/2024	1,449,994	0.3
2,600,000	H&E Equipment Services, Inc., 5.625%, 09/01/2025	2,427,763	0.5
1,125,000 (1)	IAA, Inc., 5.500%, 06/15/2027	1,094,681	0.2
1,500,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,441,564	0.3
900,000 (1)	International Game Technology PLC, 6.250%, 02/15/2022	832,365	0.2
1,465,000 (1)(2)	International Game Technology PLC, 6.500%, 02/15/2025	1,307,307	0.2
2,850,000	L Brands, Inc., 6.750%, 07/01/2036	2,074,230	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
2,465,000	Lennar Corp., 5.250%-5.375%, 10/01/2022-06/01/2026	$2,486,597	0.5
1,475,000 (1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,269,319	0.3
1,350,000 (1)	M/I Homes, Inc., 4.950%, 02/01/2028	1,155,937	0.2
250,000	Mattel, Inc., 5.450%, 11/01/2041	200,076	0.1
2,025,000 (1)(2)	Mattel, Inc., 5.875%, 12/15/2027	2,076,739	0.4
2,450,000	Meritage Homes Corp., 5.125%-7.000%, 04/01/2022-06/06/2027	2,400,293	0.5
1,350,000 (1)(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,006,492	0.2
1,300,000 (1)(2)	Motion Bondco DAC, 6.625%, 11/15/2027	942,500	0.2
1,800,000	Murphy Oil USA, Inc., 4.750%-5.625%, 05/01/2027-09/15/2029	1,717,872	0.4
1,450,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	1,216,195	0.3
1,475,000 (1)(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,106,858	0.2
1,300,000 (1)	Performance Food Group, Inc., 5.500%, 10/15/2027	1,215,598	0.2
1,075,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	1,066,938	0.2
2,825,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	2,682,337	0.6
1,150,000 (1)(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,009,125	0.2
750,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	465,412	0.1
800,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	516,586	0.1
800,000	Scientific Games International, Inc., 6.625%, 05/15/2021	645,040	0.1
965,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	875,738	0.2
675,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	551,812	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,825,000 (1)(2)	Station Casinos LLC, 5.000%, 10/01/2025	$1,533,566	0.3
1,175,000 (1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	1,059,213	0.2
1,200,000 (1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	1,098,660	0.2
1,950,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,151,787	0.2
450,000 (1)	VOC Escrow Ltd., 5.000%, 02/15/2028	331,515	0.1
1,400,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	1,351,746	0.3
500,000 (1)	WMG Acquisition Corp., 5.000%, 08/01/2023	500,623	0.1
1,575,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,514,363	0.3
16,259,000 (3)	Other Securities	14,352,870	2.9
		79,242,173	16.2
	Consumer, Non-cyclical: 19.6%
725,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	723,188	0.1
1,625,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,662,944	0.3
2,150,000	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	2,198,310	0.5
1,050,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	1,033,597	0.2
1,900,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,803,798	0.4
1,400,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,338,399	0.3
3,800,000 (1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,992,090	0.8
1,475,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,390,188	0.3
375,000 (1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	381,208	0.1
1,025,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,016,036	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,100,000 (1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	$1,146,805	0.2
1,375,000 (1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,318,274	0.3
1,425,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	1,390,159	0.3
350,000 (1)	Centene Corp., 3.375%, 02/15/2030	326,813	0.1
2,400,000 (1)	Centene Corp., 4.625%, 12/15/2029	2,425,320	0.5
925,000 (1)	Centene Corp., 4.750%, 01/15/2025	942,348	0.2
700,000 (1)	Centene Corp., 5.375%, 06/01/2026	724,962	0.1
1,100,000	Centene Corp., 4.750%, 01/15/2025	1,120,630	0.2
730,000 (1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	669,753	0.1
1,900,000 (1)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	1,771,750	0.4
1,575,000 (1)(2)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,537,602	0.3
1,300,000 (1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	894,959	0.2
2,850,000 (1)	Garda World Security Corp., 8.750%, 05/15/2025	2,643,290	0.5
1,910,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,888,116	0.4
4,500,000	HCA, Inc., 5.375%, 02/01/2025	4,606,852	0.9
1,825,000	HCA, Inc., 3.500%-5.625%, 09/01/2028-09/01/2030	1,779,478	0.4
760,000 (1)	Hertz Corp./The, 6.000%, 01/15/2028	403,218	0.1
800,000 (1)	Hertz Corp./The, 7.125%, 08/01/2026	423,340	0.1
112,000 (1)	Hertz Corp./The, 7.625%, 06/01/2022	91,560	0.0
1,275,000 (1)	Hertz Corp., 5.500%, 10/15/2024	724,895	0.1
1,250,000 (1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	1,241,928	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
2,125,000 (1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	$2,178,061	0.4
1,675,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,702,219	0.3
1,200,000 (1)(2)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,287,660	0.3
1,250,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	1,297,562	0.3
1,510,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,526,044	0.3
4,275,000	Kraft Heinz Foods Co., 5.000%, 07/15/2035	4,278,857	0.9
3,525,000	Kraft Heinz Foods Co., 4.375%-5.000%, 06/04/2042-06/01/2046	3,265,365	0.6
1,825,000 (1)	LifePoint Health, Inc., 4.375%, 02/15/2027	1,732,838	0.4
2,600,000 (1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,281,578	0.5
1,250,000 (1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,253,219	0.3
1,075,000 (1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	1,087,099	0.2
1,100,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	1,102,145	0.2
650,000 (1)(2)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	508,612	0.1
3,675,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	3,759,709	0.8
2,200,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	2,212,111	0.4
2,700,000	Tenet Healthcare Corp., 6.750%, 06/15/2023	2,507,638	0.5
1,875,000	Tenet Healthcare Corp., 5.125%-8.125%, 04/01/2022-05/01/2025	1,784,696	0.4
4,710,000	United Rentals North America, Inc., 4.875%-6.500%, 07/15/2025-01/15/2030	4,685,368	1.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,325,000 (1)	Vizient, Inc., 6.250%, 05/15/2027	$1,333,556	0.3
1,600,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,406,672	0.3
11,145,000 (3)	Other Securities	10,821,181	2.2
		95,624,000	19.6
	Energy: 4.1%
725,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	505,688	0.1
450,000 (1)(2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	322,680	0.1
1,145,000 (1)	Baytex Energy Corp., 8.750%, 04/01/2027	445,405	0.1
330,550 (1)	Calfrac Holdings L.P., 10.875%, 03/15/2026	99,165	0.0
2,200,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	2,158,761	0.4
2,125,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	2,087,812	0.4
700,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	494,585	0.1
1,153,000 (1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	822,126	0.2
1,355,000 (1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	846,875	0.2
1,405,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	419,452	0.1
1,050,000	Murphy Oil Corp., 5.750%, 08/15/2025	568,423	0.1
525,000 (1)	Noble Holding International Ltd., 7.875%, 02/01/2026	130,485	0.0
500,000 (1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	355,275	0.1
1,550,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	816,800	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
340,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.500%, 03/01/2030	$265,625	0.0
1,150,000 (1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	972,383	0.2
16,679,000 (3)	Other Securities	8,802,021	1.8
		20,113,561	4.1
	Financial: 5.4%
255,000 (1)	AG Issuer LLC, 6.250%, 03/01/2028	216,112	0.1
1,225,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	1,086,796	0.2
2,375,000 (1)	Altice France Holding SA, 10.500%, 05/15/2027	2,517,500	0.5
1,850,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,565,572	0.3
1,005,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	796,432	0.2
2,975,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	2,828,100	0.6
1,250,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,152,650	0.2
2,750,000	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%-5.500%, 05/01/2024-08/01/2029	2,652,669	0.6
1,875,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,846,439	0.4
1,200,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,124,100	0.2
1,575,000 (1)(2)	SBA Communications Corp., 3.875%, 02/15/2027	1,590,750	0.3
9,285,000 (3)	Other Securities	8,825,883	1.8
		26,203,003	5.4
	Industrial: 12.0%
2,030,000 (1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,073,127	0.4
2,275,000	AECOM, 5.875%, 10/15/2024	2,238,043	0.5
1,125,000 (1)	Amsted Industries, Inc., 5.625%, 07/01/2027	1,104,140	0.2
2,500,000 (1)(4)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	2,161,125	0.4
2,225,000 (1)(2)	Berry Global, Inc., 5.625%, 07/15/2027	2,315,546	0.5
1,950,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,765,969	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,250,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	$1,168,750	0.2
2,000,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	1,925,000	0.4
825,000 (1)	GFL Environmental, Inc., 7.000%, 06/01/2026	805,577	0.2
875,000 (1)	Granite US Holdings Corp., 11.000%, 10/01/2027	758,150	0.2
1,800,000 (1)(2)	Norbord, Inc., 5.750%, 07/15/2027	1,658,624	0.3
1,000,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	937,600	0.2
1,300,000 (1)	Silgan Holdings, Inc., 4.125%, 02/01/2028	1,209,000	0.3
1,625,000 (1)	SSL Robotics LLC, 9.750%, 12/31/2023	1,685,938	0.3
1,215,000 (1)	TransDigm, Inc., 5.500%, 11/15/2027	1,097,206	0.2
1,750,000 (1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,717,179	0.4
2,075,000 (1)	BMC East LLC, 5.500%, 10/01/2024	2,020,521	0.4
650,000 (1)(2)	Bombardier, Inc., 6.000%, 10/15/2022	492,375	0.1
1,650,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	1,150,999	0.2
1,675,000 (1)	Bombardier, Inc., 8.750%, 12/01/2021	1,401,556	0.3
1,350,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	1,334,532	0.3
1,025,000 (1)	Clean Harbors, Inc., 4.875%, 07/15/2027	1,009,061	0.2
475,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	445,808	0.1
930,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	635,023	0.1
810,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	818,302	0.2
2,250,000 (1)	Itron, Inc., 5.000%, 01/15/2026	2,156,721	0.4
2,050,000 (1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,950,073	0.4
1,875,000 (1)(2)	Koppers, Inc., 6.000%, 02/15/2025	1,514,006	0.3
1,050,000 (1)	Masonite International Corp., 5.375%, 02/01/2028	1,037,768	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
1,025,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	$1,013,256	0.2
930,000 (1)(2)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	711,478	0.1
525,000 (1)(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	517,784	0.1
1,450,000 (1)(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,388,375	0.3
1,850,000 (1)	PGT Innovations, Inc., 6.750%, 08/01/2026	1,760,196	0.4
1,600,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,597,992	0.3
725,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	740,859	0.2
1,125,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	1,148,912	0.2
3,225,000 (1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	3,193,621	0.7
1,590,000 (1)(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,584,367	0.3
600,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	563,247	0.1
1,175,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,120,412	0.2
2,450,000	TransDigm, Inc., 6.375%-6.500%, 05/15/2025-06/15/2026	2,352,338	0.5
422,000 (1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	410,131	0.1
		58,690,687	12.0
	Technology: 5.2%
2,350,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	2,300,051	0.5
1,100,000 (1)	Castle US Holding Corp., 9.500%, 02/15/2028	1,051,187	0.2
2,625,000(2)	CDW LLC / CDW Finance Corp., 5.000%-5.500%, 12/01/2024-09/01/2025	2,741,040	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,725,000 (1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	$2,540,981	0.5
315,000 (1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	315,000	0.1
3,575,000 (1)(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	3,704,594	0.7
900,000 (1)	MSCI, Inc., 4.000%, 11/15/2029	899,037	0.2
380,000 (1)	MSCI, Inc., 5.750%, 08/15/2025	395,135	0.1
1,075,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	1,006,246	0.2
375,000 (1)	Open Text Corp., 3.875%, 02/15/2028	354,258	0.1
650,000 (1)	Open Text Corp., 5.875%, 06/01/2026	685,392	0.1
700,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	662,113	0.1
1,575,000 (1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,514,433	0.3
1,405,000 (1)	Science Applications International Corp., 4.875%, 04/01/2028	1,356,703	0.3
2,450,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	2,260,199	0.5
2,475,000 (1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	2,106,831	0.4
1,525,000 (3)	Other Securities	1,446,836	0.3
		25,340,036	5.2
	Utilities: 2.3%
2,225,000	Calpine Corp., 5.750%, 01/15/2025	2,074,813	0.4
1,100,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	1,024,375	0.2
2,025,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	2,042,729	0.4
1,850,000 (1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,750,553	0.4
2,200,000 (2)	NRG Energy, Inc., 5.750%-6.625%, 01/15/2027-01/15/2028	2,281,210	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
725,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	$751,801	0.1
1,200,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,244,160	0.3
		11,169,641	2.3
	Total Corporate Bonds/Notes
	(Cost $488,004,605)	453,195,147	92.8
BANK LOANS: 1.0%
	Consumer, Non-cyclical: 0.3%
1,012,188	Bellring Brands LLC – TL B 1L, 6.000%, (US0001M + 5.000%), 10/10/2024	956,517	0.2
945,214	Envision Healthcare Corporation 2018 1st Lien Term Loan, 4.739%, (US0003M + 3.750%), 09/28/2025	506,635	0.1
		1,463,152	0.3
	Containers & Glass Products: 0.2%
852,896	Reynolds Group Holdings Inc. USD 2017 Term Loan, 3.739%, (US0001M + 2.750%), 02/05/2023	813,450	0.2
	Electronics/Electrical: 0.3%
1,922,123	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.762%, (US0003M + 3.000%), 11/03/2023	1,725,105	0.3
	Health Care: 0.2%
845,625	Bausch Health Companies, Inc. 2018 Term Loan B, 3.612%, (US0001M + 3.000%), 06/02/2025	810,390	0.2
	Total Bank Loans
	(Cost $5,245,790)	4,812,097	1.0
CONVERTIBLE BONDS/NOTES: 0.1%
	Communications: 0.1%
625,000	Other Securities	508,969	0.1
	Total Convertible Bonds/Notes (Cost $619,800)	508,969	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.2%
	Consumer Staples: 0.2%
27,789 (5)(6)	Other Securities	$889,248	0.2
	Total Common Stock (Cost $848,084)	889,248	0.2
	Total Long-Term Investments (Cost $494,718,279)	459,405,461	94.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.4%
	Commercial Paper: 1.4%
1,500,000	American Electric Power Co., Inc., 3.190%, 04/13/2020	1,498,300	0.2
2,000,000	Dominion Resources, Inc., 2.790%, 04/06/2020	1,999,086	0.4
950,000 (7)	Exxon Mobil Corp., 1.600%, 06/03/2020	946,424	0.2
950,000 (7)	Federal Republic of Germany, 1.620%, 05/21/2020	948,654	0.2
950,000 (7)	LMA Americas LLC, 1.660%, 04/07/2020	949,797	0.2
950,000 (7)	Pfizer Inc., 1.630%, 06/15/2020	946,410	0.2
	Total Commercial Paper
	(Cost $7,290,050)	7,288,671	1.4
	Floating Rate Notes: 3.6%
825,000 (7)	Australia & New Zealand Banking Group Ltd., 1.220%, 04/09/2020	825,129	0.2
250,000 (7)	Bank of America Corp., 1.200%, 05/07/2020	249,845	0.0
525,000 (7)	Bank of Montreal, 0.210%, 07/13/2020	523,328	0.1
275,000 (7)	Bank of Montreal, 0.980%, 08/26/2020	275,003	0.1
900,000 (7)	Bank of Nova Scotia, 1.240%, 05/08/2020	900,311	0.2
950,000 (7)	Canadian Imperial Bank of Commerce, 0.240%, 08/28/2020	945,010	0.2
700,000 (7)	Commonwealth Bank of Australia, 0.950%, 06/10/2020	699,396	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
250,000 (7)	Commonwealth Bank of Australia, 1.200%, 07/06/2020	$249,830	0.1
700,000 (7)	Coöperatieve Rabobank U.A., 0.990%, 04/20/2020	700,176	0.1
625,000 (7)	Crédit Industriel et Commercial, 1.140%, 04/24/2020	625,175	0.1
775,000 (7)	Credit Suisse Group AG, 0.360%, 04/17/2020	774,972	0.1
700,000 (7)	HSBC Bank PLC, 1.520%, 06/03/2020	699,468	0.1
325,000 (7)	J.P. Morgan Securities LLC, 1.190%, 07/08/2020	324,834	0.1
950,000 (7)	Lloyds Bank PLC, 1.080%, 07/31/2020	949,454	0.2
700,000 (7)	Mizuho Financial Group Inc., 1.140%, 05/22/2020	700,216	0.1
250,000 (7)	Mizuho Financial Group Inc., 1.640%, 05/05/2020	250,118	0.1
700,000 (7)	National Bank of Canada, 1.840%, 05/01/2020	699,761	0.1
950,000 (7)	Oversea-Chinese Banking Corp., Ltd., 0.820%, 07/15/2020	949,286	0.2
800,000 (7)	Royal Bank of Canada, 0.960%, 07/17/2020	799,316	0.2
975,000 (7)	Skandinaviska Enskilda Banken AB, 1.780%, 05/11/2020	974,532	0.2
950,000 (7)	Societe Generale, 0.290%, 09/04/2020	946,093	0.2
300,000 (7)	Sumitomo Mitsui Trust Holdings, Inc., 1.190%, 04/24/2020	300,092	0.1
950,000 (7)	Svenska Handelsbanken AB, 1.160%, 07/07/2020	949,597	0.2
800,000 (7)	The Norinchukin Bank, 1.200%, 04/24/2020	800,091	0.2
475,000 (7)	The Sumitomo Mitsui Financial Group, 1.020%, 08/25/2020	474,476	0.1
450,000 (7)	The Sumitomo Mitsui Financial Group, 1.040%, 05/12/2020	450,247	0.1
400,000 (7)	Westpac Banking Corp, 1.520%, 06/03/2020	399,696	0.1
	Total Floating Rate Notes
	(Cost $17,435,452)	17,435,452	3.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 3.3%
3,797,254 (7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $3,797,256, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,873,199, due 05/01/20-02/20/70)	$3,797,254	0.8
1,635,005 (7)	CF Secured LLC, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,635,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,667,707, due 12/15/21-11/20/66)	1,635,005	0.3
1,250,790 (7)	Citadel Securities LLC, Repurchase Agreement dated 03/31/20, 0.09%, due 04/01/20 (Repurchase Amount $1,250,793, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $1,275,809, due 04/07/20-02/15/50)	1,250,790	0.3
1,362,412 (7)	Industrial & Comm. Bank of China, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,362,413, collateralized by various U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,389,660, due 04/02/20-03/01/50)	1,362,412	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,075,752 (7)	Royal Bank of Canada (NY), Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $8,075,754, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $8,237,267, due 08/01/23-06/01/51)	$8,075,752	1.6
	Total Repurchase Agreements
	(Cost $16,121,213)	16,121,213	3.3

	Certificates of Deposit: 0.2%
550,000 (7)	Landesbank Baden-Wurttemberg, 1.630%, 04/24/2020	550,294	0.1
400,000 (7)	Landesbank Baden-Wurttemberg, 1.640%, 04/21/2020	400,211	0.1
	Total Certificates of Deposit
	(Cost $950,505)	950,505	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
940,000 (7)	Fidelity Investments Money Market Government Portfolio – Institutional Class, 0.380%	940,000	0.2
16,330,000(8)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 0.340%	16,330,000	3.3
970,000 (7)(8)	Invesco Short-Term Investments Trust Government & Agency Portfolio – Institutional Class, 0.490%	970,000	0.2
768,000(7)(8)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.250%	768,000	0.2
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Mutual Funds
(Cost $19,008,000)	$19,008,000	3.9
Total Short-Term Investments
(Cost $60,805,220)	60,803,841	12.4
	Total Investments in Securities
(Cost $555,523,499)	$520,209,302	106.5
Liabilities in Excess of Other Assets	(31,886,197)	(6.5)
Net Assets	$488,323,105	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
The grouping contains non-income producing securities.

(6)
The grouping contains Level 3 securities.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of March 31, 2020.

Reference Rate Abbreviations:
US0001M 1-month LIBOR
US0003M 3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya High Yield Bond Fund	as of March 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2020
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$—	$—	$889,248	$889,248
Total Common Stock	—	—	889,248	889,248
Corporate Bonds/Notes	—	453,195,147	—	453,195,147
Bank Loans	—	4,812,097	—	4,812,097
Convertible Bonds/Notes	—	508,969	—	508,969
Short-Term Investments	16,330,000	44,473,841	—	60,803,841
Total Investments, at fair value	$16,330,000	$502,990,054	$889,248	$520,209,302

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $555,749,997.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$5,936,677
Gross Unrealized Depreciation	(41,477,372)
Net Unrealized Depreciation	$(35,540,695)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.5%
	Basic Materials: 1.0%
1,377,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	$1,298,205	0.0
2,746,000 (1)	Anglo American Capital PLC, 4.875%, 05/14/2025	2,669,217	0.1
1,846,000 (1)	Anglo American Capital PLC, 5.625%, 04/01/2030	1,877,489	0.0
750,000 (1)	Braskem Netherlands Finance BV, 4.500%, 01/31/2030	586,500	0.0
3,410,000 (1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	3,463,457	0.0
1,960,000 (1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,987,912	0.0
7,120,000 (1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	7,305,384	0.1
4,300,000 (1)	Novelis Corp., 4.750%, 01/30/2030	3,851,187	0.0
7,180,000 (1)(2)	Valvoline, Inc., 4.250%, 02/15/2030	6,717,788	0.1
56,397,000	Other Securities	54,442,415	0.7
		84,199,554	1.0
	Communications: 2.8%
27,879,000 (2)	AT&T, Inc., 2.950%- 5.150%, 07/15/2026- 02/15/2050	30,914,884	0.4
26,839,000 (2)	Comcast Corp., 2.650%- 4.600%, 10/15/2025- 11/01/2049	30,393,428	0.4
9,425,000 (1)(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	8,247,582	0.1
8,250,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	8,350,732	0.1
1,875,000 (1)(2)	Deutsche Telekom AG, 3.625%, 01/21/2050	1,874,551	0.0
9,075,000 (1)	Front Range BidCo, Inc., 4.000%, 03/01/2027	8,734,688	0.1
8,075,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	8,079,441	0.1
4,425,000 (1)	Match Group, Inc., 4.125%, 08/01/2030	3,979,734	0.0
9,365,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,366,264	0.1
3,835,000 (1)(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	3,273,335	0.0
3,990,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	4,091,944	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
3,420,000 (1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	$3,491,800	0.0
20,200,000 (2)	Verizon Communications, Inc., 3.850%-4.812%, 12/03/2029-03/22/2050	23,579,447	0.3
5,195,000 (1)(2)	ViaSat, Inc., 5.625%, 04/15/2027	5,158,895	0.1
77,671,000 (3)	Other Securities	80,701,901	1.0
		230,238,626	2.8
	Consumer, Cyclical: 1.9%
6,225,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	5,983,750	0.1
5,115,000 (1)(2)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	4,386,112	0.1
4,205,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,200,632	0.0
4,340,000 (1)	BMW US Capital LLC, 3.450%, 04/12/2023	4,316,651	0.1
5,195,000 (1)(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	3,790,792	0.0
4,640,000 (1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	4,279,127	0.0
5,659,000 (1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	5,517,694	0.1
6,383,000 (1)	Daimler Finance North America LLC, 2.550%, 08/15/2022	6,128,016	0.1
3,060,000 (1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	2,719,422	0.0
6,440,000 (1)(2)	PetSmart, Inc., 5.875%, 06/01/2025	6,391,700	0.1
3,080,000 (1)(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	2,611,994	0.0
114,921,444 (3)	Other Securities	107,659,980	1.3
		157,985,870	1.9
	Consumer, Non-cyclical: 5.6%
2,740,000 (1)	AbbVie, Inc., 2.300%, 11/21/2022	2,741,312	0.0
5,636,000 (1)	AbbVie, Inc., 2.600%, 11/21/2024	5,737,335	0.1
3,188,000 (1)	AbbVie, Inc., 2.950%, 11/21/2026	3,255,748	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
2,763,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	$2,835,875	0.0
3,172,000 (1)	AbbVie, Inc., 4.050%, 11/21/2039	3,342,194	0.1
12,150,000	AbbVie, Inc., 2.900%-4.500%, 11/14/2021-05/14/2046	13,057,583	0.2
3,975,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.625%, 01/15/2027	3,977,186	0.0
4,145,000 (1)(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	4,241,786	0.1
3,440,000 (1)	Alcon Finance Corp., 3.800%, 09/23/2049	3,464,262	0.0
16,550,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%-4.900%, 02/01/2036-02/01/2046	17,965,141	0.2
4,130,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%-5.450%, 01/23/2039-10/06/2048	4,545,697	0.1
4,970,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	4,684,225	0.1
3,275,000 (1)(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	3,246,360	0.0
4,662,000 (1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	5,067,617	0.1
2,250,000 (1)	Bristol-Myers Squibb Co., 2.550%, 05/14/2021	2,277,044	0.0
3,421,000 (1)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	4,144,794	0.1
5,406,000 (1)	Bristol-Myers Squibb Co., 4.550%, 02/20/2048	6,881,975	0.1
5,377,000 (1)	Cargill, Inc., 3.875%, 05/23/2049	6,534,099	0.1
4,450,000 (1)	Centene Corp., 3.375%, 02/15/2030	4,155,187	0.0
6,698,000 (1)	Cigna Corp., 3.050%, 11/30/2022	6,875,548	0.1
3,471,000 (1)	Cigna Corp., 3.250%, 04/15/2025	3,549,189	0.1
25,562,000	Cigna Corp., 3.200%-4.900%, 09/17/2020-03/15/2050	26,653,956	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
19,437,000 (2)	CVS Health Corp., 3.700%-5.050%, 03/09/2023-03/25/2048	$21,284,247	0.3
7,379,000 (1)	Danone SA, 2.947%, 11/02/2026	7,386,050	0.1
2,290,000 (1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,292,034	0.0
3,849,000 (1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	3,858,139	0.0
992,000 (1)	Mars, Inc., 3.200%, 04/01/2030	1,038,814	0.0
1,321,000 (1)	Mars, Inc., 3.875%, 04/01/2039	1,410,594	0.0
3,336,000 (1)	Mars, Inc., 4.125%, 04/01/2054	3,794,840	0.1
6,665,000 (1)(2)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	6,677,997	0.1
8,405,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	8,765,154	0.1
2,250,000 (1)	SC Johnson & Son, Inc., 4.750%, 10/15/2046	2,680,041	0.0
8,680,000 (1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	8,321,950	0.1
19,549,000	Unilever Capital Corp., 3.000%-3.250%, 03/07/2022-03/07/2024	20,457,699	0.2
222,814,000 (3)	Other Securities	230,531,963	2.8
		457,733,635	5.6
	Energy: 3.3%
4,095,000 (1)	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	3,079,943	0.0
5,525,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	3,079,000	0.0
400,000 (1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	375,726	0.0
1,575,000 (1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,557,675	0.0
1,020,000 (1)	MPLX L.P., 5.250%, 01/15/2025	899,462	0.0
10,650,000 (1)(2)	Pertamina Persero PT, 3.100%, 01/21/2030	9,477,806	0.1
4,000,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	3,674,210	0.1
12,600,000 (1)	Petroleos Mexicanos, 5.950%, 01/28/2031	8,726,760	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
5,190,000 (1)	Schlumberger Investment SA, 2.400%, 08/01/2022	$5,093,153	0.1
1,656,000 (1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,677,750	0.0
282,899,000 (3)	Other Securities	234,770,057	2.9
		272,411,542	3.3
	Financial: 10.3%
9,100,000 (1)	ABN AMRO Bank NV, 4.750%, 07/28/2025	9,175,892	0.1
2,465,000 (1)(2)	ANZ New Zealand Int’l Ltd./London, 2.550%, 02/13/2030	2,407,055	0.0
3,420,000 (1)	ANZ New Zealand Int’l Ltd./London, 3.400%, 03/19/2024	3,546,776	0.1
4,600,000 (1)(2)	Banco Bradesco SA/ Cayman Islands, 3.200%, 01/27/2025	4,214,796	0.1
50,645,000 (2)(4)	Bank of America Corp., 2.496%-5.125%, 05/17/2022-12/31/2199	52,860,949	0.6
3,395,000 (1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	3,330,849	0.0
2,980,000 (1)	Barclays Bank PLC, 10.179%, 06/12/2021	3,168,065	0.0
9,060,000 (1)(4)	BNP Paribas SA, 2.819%, 11/19/2025	8,966,122	0.1
2,000,000 (1)(4)	BNP Paribas SA, 3.052%, 01/13/2031	1,902,302	0.0
4,499,000 (1)	BNP Paribas SA, 3.375%, 01/09/2025	4,477,820	0.1
8,130,000 (1)(2)	BPCE SA, 2.700%, 10/01/2029	7,732,702	0.1
2,094,000 (1)	BPCE SA, 5.150%, 07/21/2024	2,211,627	0.0
7,020,000 (1)	BPCE SA, 5.700%, 10/22/2023	7,225,545	0.1
25,155,000 (2)(4)	Canadian Imperial Bank of Commerce, 2.250%-3.100%, 07/22/2023-01/28/2025	25,252,234	0.3
5,310,000	Citibank NA, 3.400%, 07/23/2021	5,394,995	0.1
8,085,000 (4)	Citigroup, Inc., 2.876%-5.500%, 07/24/2023-09/13/2025	8,669,397	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,147,000 (1)(2)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	$1,175,788	0.0
1,520,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,289,144	0.0
4,330,000 (1)	Credit Agricole SA/ London, 2.375%, 07/01/2021	4,261,594	0.1
4,000,000 (1)	Credit Agricole SA/ London, 2.375%, 01/22/2025	3,922,556	0.1
4,068,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	4,158,741	0.0
6,870,000 (1)(4)	Credit Suisse Group AG, 2.997%, 12/14/2023	6,697,187	0.1
1,170,000 (1)(4)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,186,702	0.0
3,166,000 (1)(4)	Credit Suisse Group AG, 4.194%, 04/01/2031	3,249,807	0.1
1,441,000 (1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,478,702	0.0
5,660,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%-3.800%, 04/16/2021-09/15/2022	5,733,776	0.1
8,650,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	8,641,725	0.1
2,005,000 (1)	Danske Bank A/S, 5.000%, 01/12/2022	2,054,423	0.0
8,775,000 (1)(2)	ESH Hospitality, Inc., 4.625%, 10/01/2027	6,893,201	0.1
2,931,000 (1)(2)	Fairfax US, Inc., 4.875%, 08/13/2024	3,090,588	0.0
4,670,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	4,529,095	0.0
13,105,000 (1)(2)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	12,987,563	0.2
3,135,000 (1)(4)	Harborwalk Funding Trust, 5.077%, 02/15/2069	3,709,803	0.0
4,791,000 (1)	HSBC Bank PLC, 4.125%, 08/12/2020	4,805,219	0.1
24,316,000 (4)	HSBC Holdings PLC, 2.633%-6.000%, 05/18/2024-12/31/2199	24,719,210	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,500,000 (1)(2)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	$2,343,000	0.0
49,599,000 (2)(4)	JPMorgan Chase & Co., 2.301%-5.000%, 10/29/2020-12/31/2199	51,577,433	0.6
2,838,000 (1)	KKR Group Finance Co. VII LLC, 3.625%, 02/25/2050	2,354,924	0.0
6,322,000 (1)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	5,894,021	0.1
3,080,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	3,081,448	0.1
660,000 (1)(2)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	652,438	0.0
26,071,000 (4)	Morgan Stanley, 2.750%-5.597%, 07/28/2021-03/24/2051	28,122,421	0.3
2,990,000 (1)(4)	National Australia Bank Ltd., 3.933%, 08/02/2034	2,950,206	0.0
5,105,000 (1)	Nationwide Building Society, 2.000%, 01/27/2023	5,003,589	0.1
1,000,000 (1)(2)(4)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	945,000	0.0
3,915,000 (1)(2)	New York Life Global Funding, 2.875%, 04/10/2024	4,026,762	0.1
1,345,000 (1)(2)(4)	Nordea Bank ABP, 6.125%, 12/31/2199	1,197,312	0.0
4,068,000 (1)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	3,591,846	0.0
4,200,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	4,136,024	0.1
4,410,000	Royal Bank of Canada, 2.560%, (US0003M + 0.660%), 10/05/2023	4,371,906	0.1
5,930,000 (1)	Societe Generale SA, 3.000%, 01/22/2030	5,457,357	0.1
24,960,000 (2)	Toronto-Dominion Bank/The, 2.650%- 3.500%, 09/17/2020- 06/12/2024	25,719,351	0.3
4,125,000 (1)	Turkiye Vakiflar Bankasi TAO, 5.250%, 02/05/2025	3,476,550	0.0
7,760,000 (1)	UBS AG/London, 2.450%, 12/01/2020	7,741,229	0.1
7,779,000 (1)(4)	UBS Group AG, 2.859%, 08/15/2023	7,722,130	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
2,565,000 (1)(4)	UBS Group AG, 3.126%, 08/13/2030	$2,507,577	0.0
33,459,000 (4)	Wells Fargo & Co., 2.406%-4.750%, 08/15/2023-12/07/2046	34,254,157	0.4
381,454,006 (3)(5)	Other Securities	382,457,558	4.7
		844,706,189	10.3
	Industrial: 2.0%
8,620,000 (1)	Airbus Finance BV, 2.700%, 04/17/2023	8,446,989	0.1
8,465,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	7,666,116	0.1
2,350,000 (1)	Carrier Global Corp., 2.242%, 02/15/2025	2,302,830	0.0
3,290,000 (1)	Carrier Global Corp., 2.493%, 02/15/2027	3,155,593	0.1
2,965,000 (1)	Carrier Global Corp., 2.722%, 02/15/2030	2,745,536	0.0
3,085,000 (1)	Carrier Global Corp., 3.577%, 04/05/2050	2,786,900	0.0
1,475,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,007,159	0.0
3,975,000 (1)(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	3,920,364	0.1
5,565,000 (1)(2)	Sealed Air Corp., 4.000%, 12/01/2027	5,217,744	0.1
2,570,000 (1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,549,307	0.0
2,540,000 (1)(2)	SMBC Aviation Capital Finance DAC, 3.550%, 04/15/2024	2,715,990	0.1
1,125,000 (1)	Standard Industries, Inc./NJ, 4.750%, 01/15/2028	1,043,907	0.0
2,885,000 (1)(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	2,645,451	0.0
4,150,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	3,895,792	0.0
5,745,000 (1)	TTX Co., 3.600%, 01/15/2025	6,071,147	0.1
2,209,000 (1)	Vinci SA, 3.750%, 04/10/2029	2,390,498	0.0
103,823,000 (3)	Other Securities	107,878,238	1.3
		166,439,561	2.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: 1.6%
23,353,000	Apple, Inc., 2.400%- 4.450%, 01/13/2023- 11/13/2047	$26,765,716	0.3
2,143,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,284,810	0.1
22,380,000	Microsoft Corp., 2.400%- 4.450%, 08/08/2026- 08/08/2046	26,556,084	0.3
70,601,000 (3)	Other Securities	74,659,664	0.9
		130,266,274	1.6
	Utilities: 4.0%
7,500,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	8,533,098	0.1
5,385,000 (1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,731,769	0.1
6,300,000 (1)(2)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	5,610,213	0.1
2,166,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,052,052	0.0
2,155,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	1,811,698	0.0
3,030,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	3,469,396	0.0
3,500,000	Duke Energy Indiana LLC, 3.250%, 10/01/2049	3,553,768	0.1
10,454,000 (2)	Duke Energy Carolinas LLC, 2.950%-4.000%, 12/01/2026-08/15/2049	11,125,416	0.1
7,400,000	Duke Energy Progress LLC, 3.700%-4.200%, 08/15/2045-10/15/2046	8,259,613	0.1
3,199,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,426,674	0.0
3,950,000 (1)	Kallpa Generacion SA, 4.125%, 08/16/2027	3,582,857	0.1
1,950,000 (1)	Metropolitan Edison Co., 3.500%, 03/15/2023	2,032,264	0.0
750,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	786,407	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
4,500,000 (1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	$4,722,142	0.1
259,684,000 (3)	Other Securities	263,974,575	3.2
		328,671,942	4.0
	Total Corporate Bonds/Notes (Cost $2,735,430,477)	2,672,653,193	32.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 20.8%
1,009,817 (1)(4)	Agate Bay Mortgage Trust 2014-2 B4, 3.880%, 09/25/2044	952,106	0.0
2,808,625	Alternative Loan Trust 2004-J7 MI, 1.967%, (US0001M + 1.020%), 10/25/2034	2,572,445	0.1
2,774,073	Alternative Loan Trust 2005-10CB 1A1, 1.447%, (US0001M + 0.500%), 05/25/2035	2,100,714	0.1
2,309,395	Alternative Loan Trust 2005-51 3A2A, 3.256%, (12MTA + 1.290%), 11/20/2035	1,913,236	0.0
1,659,243	Alternative Loan Trust 2005-J2 1A12, 1.347%, (US0001M + 0.400%), 04/25/2035	1,290,796	0.0
176,465	Alternative Loan Trust 2006-18CB A10, 1.347%, (US0001M + 0.400%), 07/25/2036	81,358	0.0
1,058,299	Alternative Loan Trust 2006-19CB A28, 1.547%, (US0001M + 0.600%), 08/25/2036	577,435	0.0
937,939	Alternative Loan Trust 2006-HY11 A1, 1.067%, (US0001M + 0.120%), 06/25/2036	799,309	0.0
1,142,482	Alternative Loan Trust 2007-23CB A3, 1.447%, (US0001M + 0.500%), 09/25/2037	452,191	0.0
2,925,053	Alternative Loan Trust 2007-2CB 2A1, 1.547%, (US0001M + 0.600%), 03/25/2037	1,443,026	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,084,858	Alternative Loan Trust 2007-8CB A3, 1.447%, (US0001M + 0.500%), 05/25/2037	$531,262	0.0
1,955,652	American Home Mortgage Assets Trust 2007-4 A4, 1.237%, (US0001M + 0.290%), 08/25/2037	1,515,851	0.0
2,473,473 (1)(4)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	2,361,507	0.0
1,011,229	Banc of America Funding 2007-2 1A16 Trust, 1.547%, (US0001M + 0.600%), 03/25/2037	722,249	0.0
1,038,114 (6)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	224,577	0.0
4,530,504	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.137%, (US0001M + 0.190%), 01/25/2037	3,801,036	0.1
1,905,745 (1)(4)	Chase Mortgage Finance Corp. 2019-1 B2, 3.967%, 03/25/2050	1,543,022	0.0
2,226,180 (1)(4)	Chase Mortgage Finance Corp. 2019-1 B3, 3.967%, 03/25/2050	2,153,804	0.1
1,369,284 (1)(4)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,363,594	0.0
1,302,190 (1)(4)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,329,424	0.0
6,446,246 (1)(4)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	6,495,930	0.1
2,973,518 (1)(4)	CIM Trust 2019-J2 B2, 3.856%, 10/25/2049	2,417,323	0.1
991,173 (1)(4)	CIM Trust 2019-J2 B3, 3.856%, 10/25/2049	768,378	0.0
2,600,000 (1)(4)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	2,333,228	0.0
1,329,532	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,275,699	0.0
1,535,698 (4)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.344%, 11/25/2036	1,162,947	0.0
627,015 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.128%, 09/25/2037	553,392	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,575,907 (1)(4)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	$1,507,829	0.1
1,680,000 (1)(4)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,621,315	0.0
1,550,000 (1)(4)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,501,774	0.0
2,000,000 (1)(4)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,850,676	0.0
1,887,464 (1)(4)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	1,852,027	0.1
7,550,000 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.947%, (US0001M + 2.000%), 01/25/2040	5,002,444	0.1
543,897	Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.447%, (US0001M + 0.500%), 11/25/2035	242,990	0.0
5,912,165	Countrywide Asset-Backed Certificates 2005-IM1 M1, 1.667%, (US0001M + 0.720%), 11/25/2035	5,550,257	0.1
1,814,939 (1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	1,607,394	0.0
1,616,914 (1)(4)	CSMC Trust 2015-2 B3, 3.922%, 02/25/2045	1,600,823	0.0
1,800,000 (1)(4)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,698,039	0.0
1,360,000 (1)(4)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,321,474	0.0
1,000,000 (1)(4)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	965,474	0.0
2,300,000 (1)(4)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,188,068	0.1
1,000,000 (1)(4)	Deephaven Residential Mortgage Trust 2019-4 M1, 3.484%, 10/25/2059	859,780	0.0
3,000,000 (1)(4)	Deephaven Residential Mortgage Trust 2020-1 M1, 3.010%, 01/25/2060	2,454,763	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
90,711,977 (4)(6)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.845%, 04/25/2037	$4,253,566	0.1
3,251,458 (1)(4)	Ellington Financial Mortgage Trust 2019-2 A3, 3.046%, 11/25/2059	3,151,980	0.0
4,535,593 (6)	Fannie Mae 2008-12 SC, 5.403%, (-1.000*US0001M + 6.350%), 03/25/2038	965,944	0.0
8,358,699	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	9,800,132	0.1
866,058	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	922,331	0.0
5,919,751	Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	7,136,981	0.1
5,237,793	Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	5,757,126	0.1
4,084,276	Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	4,600,030	0.1
27,023,469 (6)	Fannie Mae 2016-82 SD, 5.103%, (-1.000*US0001M + 6.050%), 11/25/2046	6,067,028	0.1
5,704,946	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	6,161,501	0.1
16,055,858 (6)	Fannie Mae 2018-86 US, 5.643%, (-1.000*US0001M + 6.590%), 09/25/2040	3,932,667	0.1
21,016,364	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.197%, (US0001M + 4.250%), 04/25/2029	20,455,553	0.3
7,008,840	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.947%, (US0001M + 4.000%), 05/25/2025	6,584,888	0.1
200,324	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 4.947%, (US0001M + 4.000%), 05/25/2025	190,908	0.0
1,388,668	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.947%, (US0001M + 5.000%), 07/25/2025	1,352,312	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,078,792	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 6.497%, (US0001M + 5.550%), 04/25/2028	$9,435,315	0.1
3,317,584	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.247%, (US0001M + 4.300%), 02/25/2025	3,158,764	0.0
626,661	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 7.897%, (US0001M + 6.950%), 08/25/2028	632,370	0.0
15,039,496	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 5.197%, (US0001M + 4.250%), 01/25/2029	14,300,971	0.2
18,690,686	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 5.397%, (US0001M + 4.450%), 01/25/2029	18,037,927	0.2
11,342,749	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 5.297%, (US0001M + 4.350%), 05/25/2029	10,941,318	0.1
3,577,926	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.497%, (US0001M + 3.550%), 07/25/2029	3,312,547	0.1
16,484,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.597%, (US0001M + 3.650%), 09/25/2029	12,032,354	0.2
4,750,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.947%, (US0001M + 3.000%), 10/25/2029	4,269,044	0.1
10,900,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 3.797%, (US0001M + 2.850%), 11/25/2029	9,646,761	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
13,762,512	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.147%, (US0001M + 2.200%), 01/25/2030	$12,311,610	0.2
1,430,351	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 3.597%, (US0001M + 2.650%), 02/25/2030	1,274,661	0.0
13,855,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.347%, (US0001M + 2.400%), 05/28/2030	12,496,027	0.2
8,568,497	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 3.447%, (US0001M + 2.500%), 05/25/2030	7,497,457	0.1
10,865,013	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 3.747%, (US0001M + 2.800%), 02/25/2030	9,183,639	0.1
13,769,786	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.147%, (US0001M + 2.200%), 08/25/2030	11,531,033	0.1
5,550,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.097%, (US0001M + 2.150%), 10/25/2030	4,679,096	0.1
11,529,897	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.497%, (US0001M + 2.550%), 12/25/2030	9,577,636	0.1
19,615,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 3.297%, (US0001M + 2.350%), 01/25/2031	16,709,008	0.2
13,861,818	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.947%, (US0001M + 2.000%), 03/25/2031	12,346,103	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,658,696	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 3.047%, (US0001M + 2.100%), 03/25/2031	$10,768,844	0.1
20,015,652	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 3.197%, (US0001M + 2.250%), 07/25/2030	17,539,434	0.2
5,297,283 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 3.247%, (US0001M + 2.300%), 08/25/2031	4,439,046	0.1
4,050,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 3.047%, (US0001M + 2.100%), 06/25/2039	3,340,676	0.1
11,372,170 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 3.347%, (US0001M + 2.400%), 04/25/2031	9,846,772	0.1
3,300,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.997%, (US0001M + 2.050%), 01/25/2040	2,008,500	0.0
7,402,991	Fannie Mae Connecticut Avenue Securities, 6.647%, (US0001M + 5.700%), 04/25/2028	7,412,703	0.1
16,519	Fannie Mae Grantor Trust 1998-T2 A6, 0.108%, (US0001M + 0.550%), 01/25/2032	17,019	0.0
14,107 (6)	Fannie Mae Interest Strip Series 104 2, 9.500%, 10/25/2021	726	0.0
458,540 (6)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	35,314	0.0
1,306,108 (6)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	83,616	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
484 (6)	Fannie Mae Interest Strip Series 83 2, 9.500%, 09/25/2020	$6	0.0
147,686	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	166,265	0.0
153,831 (6)	Fannie Mae REMIC Trust 1999-6 SE, 6.885%, (-1.000*US0001M + 7.685%), 02/17/2029	12,975	0.0
1,202,523	Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,396,448	0.0
424,091	Fannie Mae REMIC Trust 2003-45 FJ, 3.081%, (US0001M + 1.500%), 06/25/2033	436,757	0.0
1,591,075 (6)	Fannie Mae REMIC Trust 2003-66 SA, 6.703%, (-1.000*US0001M + 7.650%), 07/25/2033	397,889	0.0
287,847 (6)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	61,554	0.0
784,421	Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	899,317	0.0
1,139,787	Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,300,499	0.0
23,647	Fannie Mae REMIC Trust 2004-56 FE, 1.397%, (US0001M + 0.450%), 10/25/2033	23,530	0.0
599,202	Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	670,675	0.0
1,222,242	Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,343,843	0.0
3,059,543	Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	3,484,611	0.1
153,901	Fannie Mae REMIC Trust 2006-104 ES, 28.717%, (-5.000*US0001M + 33.450%), 11/25/2036	296,276	0.0
2,703,758 (6)	Fannie Mae REMIC Trust 2006-12 SD, 5.803%, (-1.000*US0001M + 6.750%), 10/25/2035	556,883	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
833,604 (6)	Fannie Mae REMIC Trust 2006-123 UI, 5.793%, (-1.000*US0001M + 6.740%), 01/25/2037	$212,296	0.0
209,699 (6)	Fannie Mae REMIC Trust 2006-72 HS, 5.753%, (-1.000*US0001M + 6.700%), 08/25/2026	29,063	0.0
30,943	Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	35,762	0.0
4,439,512 (6)	Fannie Mae REMIC Trust 2007-91 AS, 5.453%, (-1.000*US0001M + 6.400%), 10/25/2037	1,152,793	0.0
1,906,726	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,147,125	0.0
9,174,214 (4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.544%, 02/25/2049	10,416,910	0.1
2,146,141 (6)	Fannie Mae REMIC Trust 2009-90 TS, 5.203%, (-1.000*US0001M + 6.150%), 11/25/2039	444,965	0.0
2,561,459 (6)	Fannie Mae REMIC Trust 2010-118 GS, 5.003%, (-1.000*US0001M + 5.950%), 10/25/2039	196,925	0.0
5,790,269 (6)	Fannie Mae REMIC Trust 2010-123 SL, 5.123%, (-1.000*US0001M + 6.070%), 11/25/2040	1,103,674	0.0
6,445,773 (6)	Fannie Mae REMIC Trust 2010-41 SB, 5.453%, (-1.000*US0001M + 6.400%), 05/25/2040	1,348,539	0.0
1,861,021 (6)	Fannie Mae REMIC Trust 2010-43 VS, 5.503%, (-1.000*US0001M + 6.450%), 05/25/2040	377,580	0.0
11,049,000	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	12,763,336	0.2
2,023,823 (6)	Fannie Mae REMIC Trust 2011-102 SA, 5.653%, (-1.000*US0001M + 6.600%), 10/25/2041	377,060	0.0
3,181,332	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	3,585,085	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,894,212 (6)	Fannie Mae REMIC Trust 2011-93 GS, 5.603%, (-1.000*US0001M + 6.550%), 04/25/2039	$742,691	0.0
985,556 (6)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	27,466	0.0
7,695,842 (6)	Fannie Mae REMIC Trust 2012-122 SB, 5.203%, (-1.000*US0001M + 6.150%), 11/25/2042	1,406,162	0.0
3,968,536 (6)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	351,242	0.0
7,329,592 (6)	Fannie Mae REMIC Trust 2012-133 AS, 5.253%, (-1.000*US0001M + 6.200%), 10/25/2042	1,470,530	0.0
1,132,719 (6)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	126,109	0.0
4,798,222 (6)	Fannie Mae REMIC Trust 2012-15 SP, 5.673%, (-1.000*US0001M + 6.620%), 06/25/2040	402,110	0.0
2,584,843 (6)	Fannie Mae REMIC Trust 2012-24 HS, 5.603%, (-1.000*US0001M + 6.550%), 09/25/2040	321,433	0.0
6,152,487 (6)	Fannie Mae REMIC Trust 2012-30 QS, 5.653%, (-1.000*US0001M + 6.600%), 04/25/2031	518,468	0.0
1,663,732 (6)	Fannie Mae REMIC Trust 2012-68 YS, 5.753%, (-1.000*US0001M + 6.700%), 07/25/2042	286,605	0.0
2,707,490 (6)	Fannie Mae REMIC Trust 2013-26 JS, 5.253%, (-1.000*US0001M + 6.200%), 10/25/2032	291,684	0.0
9,495,243 (6)	Fannie Mae REMIC Trust 2013-60 DS, 5.253%, (-1.000*US0001M + 6.200%), 06/25/2033	1,392,651	0.0
8,123,643 (6)	Fannie Mae REMIC Trust 2013-9 SM, 5.303%, (-1.000*US0001M + 6.250%), 02/25/2033	1,483,766	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,645,367 (6)	Fannie Mae REMIC Trust 2014-17 DS, 5.253%, (-1.000*US0001M + 6.200%), 02/25/2043	$626,138	0.0
2,845,877 (6)	Fannie Mae REMIC Trust 2014-28 BS, 5.253%, (-1.000*US0001M + 6.200%), 08/25/2043	439,503	0.0
3,019,000	Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	3,303,815	0.0
53,796,685 (6)	Fannie Mae REMIC Trust 2015-79 SA, 5.303%, (-1.000*US0001M + 6.250%), 11/25/2045	11,744,204	0.2
21,970,122 (6)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	4,556,184	0.1
37,766,350 (6)	Fannie Mae REMICS 16-60 SB, 5.153%, (-1.000*US0001M + 6.100%), 09/25/2046	7,886,600	0.1
4	Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	6	0.0
147,729 (6)	Fannie Mae REMICS 1997-18 SG, 7.300%, (-1.000*US0001M + 8.100%), 03/17/2027	19,788	0.0
96,610 (6)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	—	—
10,424 (6)	Fannie Mae REMICS 1999-57 SC, 8.950%, (-1.000*US0001M + 9.750%), 11/17/2029	274	0.0
5,199 (6)	Fannie Mae REMICS 2000-38 SK, 8.400%, (-1.000*US0001M + 9.200%), 10/17/2030	68	0.0
323,758 (6)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	12,002	0.0
108,840 (6)	Fannie Mae REMICS 2001-8 SK, 8.138%, (-1.000*US0001M + 8.750%), 03/18/2031	17,140	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
78 (6)	Fannie Mae REMICS 2001-8 SO, 9.027%, (-1.000*US0001M + 9.800%), 02/20/2031	$2	0.0
690,504 (6)	Fannie Mae REMICS 2003-49 SW, 6.053%, (-1.000*US0001M + 7.000%), 01/25/2033	141,901	0.0
5,600,642 (6)	Fannie Mae REMICS 2004-54 SN, 6.103%, (-1.000*US0001M + 7.050%), 07/25/2034	1,270,540	0.0
297,538 (6)	Fannie Mae REMICS 2004-88 JH, 5.653%, (-1.000*US0001M + 6.600%), 06/25/2033	4,688	0.0
1,458,912 (6)	Fannie Mae REMICS 2005-75 SP, 5.803%, (-1.000*US0001M + 6.750%), 08/25/2035	266,508	0.0
2,909,309 (6)	Fannie Mae REMICS 2006-56 SM, 5.803%, (-1.000*US0001M + 6.750%), 07/25/2036	601,254	0.0
542,718 (6)	Fannie Mae REMICS 2007-21 SB, 5.453%, (-1.000*US0001M + 6.400%), 03/25/2037	68,464	0.0
1,447,827 (6)	Fannie Mae REMICS 2007-52 NS, 5.503%, (-1.000*US0001M + 6.450%), 06/25/2037	305,229	0.0
1,771,840 (6)	Fannie Mae REMICS 2007-85 SM, 5.513%, (-1.000*US0001M + 6.460%), 09/25/2037	365,697	0.0
517,529	Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	600,632	0.0
640 (6)	Fannie Mae REMICS 2010-112 SG, 5.413%, (-1.000*US0001M + 6.360%), 06/25/2021	9	0.0
9,068,550 (6)	Fannie Mae REMICS 2010-150 SJ, 5.533%, (-1.000*US0001M + 6.480%), 01/25/2041	2,239,721	0.0
1,498,014 (6)	Fannie Mae REMICS 2010-35 CS, 5.503%, (-1.000*US0001M + 6.450%), 04/25/2050	284,839	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,132,138	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	$2,468,320	0.0
6,166,562	Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	7,241,911	0.1
670,996	Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	744,392	0.0
132,000	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	146,314	0.0
12,049,455 (6)	Fannie Mae REMICS 2011-47 GS, 4.983%, (-1.000*US0001M + 5.930%), 06/25/2041	2,267,241	0.0
3,266,386	Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	3,613,507	0.1
7,722,506 (6)	Fannie Mae REMICS 2012-111 SL, 5.153%, (-1.000*US0001M + 6.100%), 05/25/2041	933,862	0.0
5,900,546	Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	6,602,808	0.1
10,370,725 (6)	Fannie Mae REMICS 2012-120 WI, 3.000%, 11/25/2027	632,658	0.0
3,000,000	Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	3,153,658	0.0
10,219,555	Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	11,436,492	0.1
5,815,272	Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	6,740,752	0.1
1,896,253	Fannie Mae REMICS 2012-30 AB, 4.000%, 04/25/2042	2,111,866	0.0
2,649,113	Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	3,045,204	0.0
1,058,948	Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	1,123,323	0.0
5,897,347	Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,394,503	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000	Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	$570,405	0.0
2,700,000	Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	3,000,704	0.0
1,403,000	Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,779,264	0.0
1,187,997	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	1,243,518	0.0
10,534,357 (6)	Fannie Mae REMICS 2013-40 LS, 5.203%, (-1.000*US0001M + 6.150%), 05/25/2043	1,845,118	0.0
10,978,302 (6)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	852,492	0.0
12,269,147 (6)	Fannie Mae REMICS 2014-15 SB, 5.703%, (-1.000*US0001M + 6.650%), 04/25/2044	3,145,973	0.0
8,456,293 (6)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	209,665	0.0
970,000	Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	1,163,166	0.0
16,528,536	Fannie Mae REMICS 2015-20 EZ, 3.500%, 04/25/2045	19,402,590	0.2
1,160,327	Fannie Mae REMICS 2015-45 EY, 2.500%, 12/25/2040	1,186,726	0.0
9,245,261 (6)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	1,732,765	0.0
2,000,000	Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,296,192	0.0
5,000,000	Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	5,361,299	0.1
3,928,140 (6)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	625,268	0.0
9,275,791 (6)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	1,388,018	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
848,247	Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	$906,783	0.0
8,946,855	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	9,501,424	0.1
52,833,422 (6)	Fannie Mae REMICS 2018-15 SC, 5.353%, (-1.000*US0001M + 6.300%), 03/25/2048	11,531,037	0.1
5,200,952	Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	5,438,134	0.1
27,423,526	Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	29,486,622	0.4
4,953,640	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	5,314,158	0.1
68,106,715 (6)	Fannie Mae REMICS 2018-82 SA, 5.253%, (-1.000*US0001M + 6.200%), 11/25/2048	14,152,126	0.2
65,902,916 (6)	Fannie Mae REMICS 2018-86 SM, 5.253%, (-1.000*US0001M + 6.200%), 12/25/2048	13,595,917	0.2
57,357,290 (6)	Fannie Mae REMICS 2018-91 SB, 5.153%, (-1.000*US0001M + 6.100%), 12/25/2058	9,984,218	0.1
18,846,832 (6)	Fannie Mae REMICS 2019-21 AI, 5.000%, 05/25/2059	3,511,287	0.1
21,589,297 (6)	Fannie Mae REMICS 2019-30 SB, 5.153%, (-1.000*US0001M + 6.100%), 07/25/2049	4,035,672	0.1
17,274,340	Fannie Mae REMICS 2019-37 CA, 3.000%, 10/25/2047	18,201,913	0.2
19,930,710 (6)	Fannie Mae REMICS 2019-39 SA, 5.153%, (-1.000*US0001M + 6.100%), 08/25/2049	3,397,730	0.1
104,782,552 (6)	Fannie Mae REMICS 2019-41 S, 5.053%, (-1.000*US0001M + 6.000%), 08/25/2059	17,484,247	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,803,541 (6)	Fannie Mae REMICS 2019-47 SB, 5.153%, (-1.000*US0001M + 6.100%), 05/25/2040	$2,221,236	0.0
17	Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	37	0.0
6,060	Fannie Mae REMICS G93-35 ZQ, 6.500%, 11/25/2023	6,463	0.0
4,046,342	Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	4,593,036	0.1
37,175,034 (6)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	3,024,576	0.0
1,974,286 (6)	Fannie Mae Series 2013-72 YS, 5.203%, (-1.000*US0001M + 6.150%), 07/25/2033	290,803	0.0
800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 4.513%, (US0001M + 3.650%), 02/25/2040	547,451	0.0
1,000,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 5.047%, (US0001M + 4.100%), 07/25/2039	545,150	0.0
3,550,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 3.047%, (US0001M + 2.100%), 09/25/2039	2,791,410	0.0
500,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 4.513%, (US0001M + 3.650%), 02/25/2040	342,157	0.0
203,265 (6)	FHLMC-GNMA 20 S, 7.953%, (-1.000*US0001M + 8.900%), 10/25/2023	22,043	0.0
1,909,490 (1)(4)	Flagstar Mortgage Trust 2018-1 B1, 4.026%, 03/25/2048	1,888,309	0.0
2,238,878 (1)(4)	Flagstar Mortgage Trust 2018-1 B2, 4.026%, 03/25/2048	2,127,954	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,489,976 (1)(4)	Flagstar Mortgage Trust 2018-1 B3, 4.026%, 03/25/2048	$2,289,698	0.1
1,271,152 (1)(4)	Flagstar Mortgage Trust 2018-2 B2, 4.042%, 04/25/2048	1,205,711	0.0
3,649,614 (1)(4)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	3,711,488	0.1
1,823,764 (1)(4)	Flagstar Mortgage Trust 2018-5 B3, 4.536%, 09/25/2048	1,674,115	0.0
1,513,448 (1)(4)	Flagstar Mortgage Trust 2019-2 B1, 4.184%, 12/25/2049	1,337,842	0.0
1,467,736 (1)(4)	Flagstar Mortgage Trust 2019-2 B2, 4.184%, 12/25/2049	1,210,459	0.0
965,172 (1)(4)	Flagstar Mortgage Trust 2018-4 B3, 4.322%, 07/25/2048	889,607	0.0
2,050,213 (1)(4)	Flagstar Mortgage Trust 2020-1NV B1A, 4.356%, 03/25/2050	1,792,295	0.0
2,481,626 (1)(4)	Flagstar Mortgage Trust 2020-1NV B2A, 4.356%, 03/25/2050	2,146,360	0.0
26,818,050	Freddie Mac 326 350, 3.500%, 03/15/2044	29,627,832	0.4
10,544,351 (6)	Freddie Mac 3510 AS, 5.705%, (-1.000*US0001M + 6.410%), 04/15/2037	2,488,475	0.0
8,241,370 (6)	Freddie Mac 4191 SA, 5.495%, (-1.000*US0001M + 6.200%), 03/15/2043	1,473,390	0.0
4,248,688	Freddie Mac 4316 XZ, 4.500%, 03/15/2044	5,214,487	0.1
5,000,000	Freddie Mac 4800 KG, 3.500%, 11/15/2045	5,232,776	0.1
816,786	Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	972,755	0.0
395,554	Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	457,409	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
114,292	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	$129,843	0.0
105,616	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	116,955	0.0
718,032	Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	812,402	0.0
122,188	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	127,008	0.0
299,190	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	346,275	0.0
114,334 (6)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	24,157	0.0
777,775	Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	888,210	0.0
155,584	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	183,727	0.0
583,523 (6)	Freddie Mac REMIC Trust 2866 GS, 5.895%, (-1.000*US0001M + 6.600%), 09/15/2034	17,725	0.0
253,798 (6)	Freddie Mac REMIC Trust 2883 SD, 5.995%, (-1.000*US0001M + 6.700%), 10/15/2034	10,517	0.0
225,653	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	257,601	0.0
315,412	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	360,376	0.0
6,522,054 (6)	Freddie Mac REMIC Trust 3045 DI, 6.025%, (-1.000*US0001M + 6.730%), 10/15/2035	1,465,529	0.0
1,167,835	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,335,139	0.0
33,656 (7)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	33,612	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,383,444 (6)	Freddie Mac REMIC Trust 3171 PS, 5.780%, (-1.000*US0001M + 6.485%), 06/15/2036	$285,621	0.0
6,826,290 (6)	Freddie Mac REMIC Trust 3199 S, 5.745%, (-1.000*US0001M + 6.450%), 08/15/2036	1,607,468	0.0
593,752	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	694,045	0.0
193,439	Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	221,627	0.0
316,516 (4)(6)	Freddie Mac REMIC Trust 3524 LA, 5.085%, 03/15/2033	359,687	0.0
32,247	Freddie Mac REMIC Trust 3556 NT, 3.805%, (US0001M + 3.100%), 03/15/2038	32,887	0.0
6,346,979	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	7,393,481	0.1
571,641	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	670,896	0.0
329,512 (6)	Freddie Mac REMIC Trust 3710 SL, 5.295%, (-1.000*US0001M + 6.000%), 05/15/2036	2,925	0.0
435,429	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	510,323	0.0
3,124,734	Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	3,132,613	0.0
997,649	Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	1,047,804	0.0
1,618,055 (6)	Freddie Mac REMIC Trust 3856 KS, 5.845%, (-1.000*US0001M + 6.550%), 05/15/2041	303,315	0.0
1,235,818 (6)	Freddie Mac REMIC Trust 3925 SD, 5.345%, (-1.000*US0001M + 6.050%), 07/15/2040	133,109	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,732,379 (6)	Freddie Mac REMIC Trust 3925 SL, 5.345%, (-1.000*US0001M + 6.050%), 01/15/2041	$760,312	0.0
367,535	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	414,569	0.0
1,729,727 (6)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	94,817	0.0
2,089,851 (6)	Freddie Mac REMIC Trust 4088 CS, 5.295%, (-1.000*US0001M + 6.000%), 08/15/2042	369,467	0.0
7,495,836 (6)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	698,270	0.0
3,943,196 (6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	553,246	0.0
4,017,818	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,325,934	0.1
1,339,040	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,574,548	0.0
1,938,333 (6)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	211,137	0.0
4,961,702	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,842,754	0.1
6,660,118	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	7,890,665	0.1
1,916,000	Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	2,004,385	0.0
6,638,211 (6)	Freddie Mac REMIC Trust 4386 LS, 5.395%, (-1.000*US0001M + 6.100%), 09/15/2044	1,136,810	0.0
4	Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	7	0.0
19	Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	36	0.0
42	Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	227	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18	Freddie Mac REMICS 1159 D, 1029.473%, 11/15/2021	$87	0.0
10	Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	53	0.0
1,120 (6)	Freddie Mac REMICS 1368 S, 8.795%, (-1.000*US0001M + 9.500%), 08/15/2022	29	0.0
63,126 (6)	Freddie Mac REMICS 2074 S, 7.900%, (-1.000*US0001M + 8.700%), 07/17/2028	6,504	0.0
59,687 (6)	Freddie Mac REMICS 2232 SA, 7.800%, (-1.000*US0001M + 8.600%), 05/17/2030	4,137	0.0
22,442 (6)	Freddie Mac REMICS 2301 SP, 8.545%, (-1.000*US0001M + 9.250%), 04/15/2031	3,061	0.0
1,683,221 (6)	Freddie Mac REMICS 2953 LS, 5.995%, (-1.000*US0001M + 6.700%), 12/15/2034	109,368	0.0
1,774,818 (6)	Freddie Mac REMICS 2993 GS, 5.445%, (-1.000*US0001M + 6.150%), 06/15/2025	155,493	0.0
924,637 (6)	Freddie Mac REMICS 3006 SI, 6.035%, (-1.000*US0001M + 6.740%), 07/15/2035	189,874	0.0
1,066,993 (6)	Freddie Mac REMICS 3006 YI, 6.035%, (-1.000*US0001M + 6.740%), 07/15/2035	233,300	0.0
6,321,494 (6)	Freddie Mac REMICS 3213 JS, 6.495%, (-1.000*US0001M + 7.200%), 09/15/2036	1,688,974	0.0
1,404,517 (6)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	36,525	0.0
4,369,517	Freddie Mac REMICS 3736 ZP, 4.000%, 10/15/2040	4,924,926	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,662,551	Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	$5,177,679	0.1
21,290,731	Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	25,012,542	0.3
6,372,812	Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	7,244,894	0.1
1,900,000	Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,264,959	0.0
708,418	Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	925,122	0.0
500,000	Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	588,626	0.0
2,650,000	Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	3,223,594	0.0
5,000,000	Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,658,683	0.1
7,000,000	Freddie Mac REMICS 3919 BY, 4.000%, 09/15/2041	7,878,620	0.1
9,344,112	Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	10,725,366	0.1
3,790,000	Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	4,516,472	0.1
3,000,000	Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	3,362,285	0.0
420,000	Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	495,360	0.0
1,500,000	Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,708,922	0.0
2,756,359	Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	3,212,023	0.0
9,108,799 (6)	Freddie Mac REMICS 4057 SN, 5.945%, (-1.000*US0001M + 6.650%), 12/15/2041	1,299,270	0.0
3,146,604	Freddie Mac REMICS 4057 ZB, 3.500%, 06/15/2042	3,405,636	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,804,327	Freddie Mac REMICS 4084 TZ, 4.000%, 07/15/2042	$16,657,818	0.2
2,930,546 (6)	Freddie Mac REMICS 4090 SN, 5.995%, (-1.000*US0001M + 6.700%), 08/15/2032	513,605	0.0
1,620,994	Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	1,738,864	0.0
2,128,000	Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,692,548	0.0
10,325,701	Freddie Mac REMICS 4199 BZ, 3.500%, 05/15/2043	11,178,300	0.1
310,000	Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	345,500	0.0
47,135,510 (6)	Freddie Mac REMICS 4301 SD, 5.395%, (-1.000*US0001M + 6.100%), 07/15/2037	9,490,231	0.1
6,247,838	Freddie Mac REMICS 4310 BZ, 4.000%, 02/15/2044	7,119,283	0.1
3,102,000	Freddie Mac REMICS 4401 BL, 3.500%, 10/15/2034	3,628,022	0.1
25,552,588 (6)	Freddie Mac REMICS 4461 AS, 4.895%, (-1.000*US0001M + 5.600%), 04/15/2045	5,003,473	0.1
3,124,000	Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	3,603,912	0.1
946,247	Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	995,408	0.0
2,913,000	Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	3,243,296	0.0
29,277,089 (6)	Freddie Mac REMICS 4574 ST, 5.295%, (-1.000*US0001M + 6.000%), 04/15/2046	4,956,008	0.1
7,313,376	Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	7,748,812	0.1
719,506	Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	755,004	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
32,265,802	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	$37,006,274	0.5
2,457,000	Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,820,871	0.0
1,350,000	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	1,475,507	0.0
13,474,764	Freddie Mac REMICS 4795 D, 5.000%, 05/15/2048	16,234,006	0.2
1,632,872	Freddie Mac REMICS 4904 HB, 3.000%, 08/25/2049	1,751,224	0.0
606,535	Freddie Mac REMICS 4914 DB, 3.000%, 09/25/2049	676,009	0.0
11,606,176	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	13,665,211	0.2
9,500,000 (1)	Freddie Mac STACR Trust 2018-DNA2 M2, 3.097%, (US0001M + 2.150%), 12/25/2030	7,846,813	0.1
4,000,000 (1)	Freddie Mac STACR Trust 2018-DNA3 M2, 3.047%, (US0001M + 2.100%), 09/25/2048	3,341,904	0.0
6,000,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 3.247%, (US0001M + 2.300%), 10/25/2048	4,972,423	0.1
6,892,611	Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,271,368	0.1
6,892,641 (6)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	904,164	0.0
4,940,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.847%, (US0001M + 3.900%), 12/25/2027	4,872,321	0.1
5,750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.647%, (US0001M + 4.700%), 04/25/2028	5,349,821	0.1
2,872,721	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.747%, (US0001M + 3.800%), 03/25/2025	2,759,543	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
14,050,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.497%, (US0001M + 5.550%), 07/25/2028	$13,696,249	0.2
7,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 6.097%, (US0001M + 5.150%), 11/25/2028	7,006,361	0.1
750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.797%, (US0001M + 3.850%), 03/25/2029	677,869	0.0
5,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.397%, (US0001M + 3.450%), 10/25/2029	5,064,665	0.1
8,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.447%, (US0001M + 2.500%), 03/25/2030	7,170,831	0.1
6,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.497%, (US0001M + 3.550%), 08/25/2029	5,406,174	0.1
12,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.597%, (US0001M + 2.650%), 12/25/2029	10,800,875	0.1
11,058,277	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.297%, (US0001M + 2.350%), 04/25/2030	9,626,686	0.1
9,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 2.747%, (US0001M + 1.800%), 07/25/2030	7,656,906	0.1
1,787,558	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 3.247%, (US0001M + 2.300%), 09/25/2030	1,526,155	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,550,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 3.597%, (US0001M + 2.650%), 01/25/2049	$5,849,109	0.1
8,169,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.997%, (US0001M + 2.050%), 04/25/2049	6,859,734	0.1
1,057,887 (4)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.879%, 07/25/2033	1,180,269	0.0
60,017,189 (6)	Freddie Mac REMICS 4585 AS, 5.395%, (-1.000*US0001M + 6.100%), 05/15/2046	12,227,362	0.2
21,662,859	Freddie Mac REMICS 4776 AZ, 4.000%, 07/15/2047	24,078,047	0.3
68,863,637 (6)	Freddie Mac REMICS 4879 DS, 5.395%, (-1.000*US0001M + 6.100%), 08/15/2034	13,559,794	0.2
4,500,000 (1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 2.797%, (US0001M + 1.850%), 02/25/2050	2,927,503	0.0
6,900,000 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.847%, (US0001M + 1.900%), 01/25/2050	4,408,700	0.1
1,700,000 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.911%, (US0001M + 3.100%), 03/25/2050	1,116,794	0.0
988,522 (1)(4)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	972,170	0.0
3,594,582 (1)(4)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,380,109	0.0
3,924,585 (1)(4)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	3,770,008	0.1
2,500,000 (1)(4)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	2,471,137	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,975,586 (6)	Ginnie Mae 2005-37 SI, 5.377%, (-1.000*US0001M + 6.150%), 05/20/2035	$362,535	0.0
2,007,194 (6)	Ginnie Mae 2007-23 ST, 5.427%, (-1.000*US0001M + 6.200%), 04/20/2037	330,357	0.0
2,284,589 (6)	Ginnie Mae 2007-40 SE, 5.977%, (-1.000*US0001M + 6.750%), 07/20/2037	530,804	0.0
1,616,560 (6)	Ginnie Mae 2007-7 EI, 5.427%, (-1.000*US0001M + 6.200%), 02/20/2037	342,503	0.0
5,445,509 (6)	Ginnie Mae 2010-11 SA, 5.715%, (-1.000*US0001M + 6.420%), 01/16/2040	1,245,958	0.0
2,319,094 (6)	Ginnie Mae 2010-14 SB, 6.027%, (-1.000*US0001M + 6.800%), 11/20/2035	522,338	0.0
1,907,535 (6)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	333,599	0.0
913,473	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	899,828	0.0
2,218,616	Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,560,955	0.1
57,445,031 (6)	Ginnie Mae 2018-167 CS, 5.327%, (-1.000*US0001M + 6.100%), 12/20/2048	7,931,837	0.1
630,874 (6)	Ginnie Mae Series 2005-7 AH, 6.065%, (-1.000*US0001M + 6.770%), 02/16/2035	133,847	0.0
12,287,739 (6)	Ginnie Mae Series 2007-41 SL, 5.927%, (-1.000*US0001M + 6.700%), 07/20/2037	3,046,102	0.1
1,312,813 (6)	Ginnie Mae Series 2008-2 SW, 5.777%, (-1.000*US0001M + 6.550%), 01/20/2038	343,023	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
777,168 (6)	Ginnie Mae Series 2008-35 SN, 5.627%, (-1.000*US0001M + 6.400%), 04/20/2038	$133,626	0.0
443,694 (6)	Ginnie Mae Series 2008-40 PS, 5.795%, (-1.000*US0001M + 6.500%), 05/16/2038	92,468	0.0
1,096,036 (6)	Ginnie Mae Series 2009-25 KS, 5.427%, (-1.000*US0001M + 6.200%), 04/20/2039	241,144	0.0
865,603	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	984,590	0.0
929,956	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,067,059	0.0
1,439,104 (6)	Ginnie Mae Series 2009-33 SN, 5.527%, (-1.000*US0001M + 6.300%), 05/20/2039	51,207	0.0
12,083,146	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,809,624	0.2
1,909,885	Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,142,598	0.0
192,878 (6)	Ginnie Mae Series 2009-43 HS, 5.427%, (-1.000*US0001M + 6.200%), 06/20/2038	5,868	0.0
2,600,663	Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	2,777,505	0.1
5,155,446	Ginnie Mae Series 2010-108 WL, 4.000%, 04/16/2040	5,681,101	0.1
2,087,088 (6)	Ginnie Mae Series 2010-116 NS, 5.945%, (-1.000*US0001M + 6.650%), 09/16/2040	431,087	0.0
5,946,065 (6)	Ginnie Mae Series 2010-116 SK, 5.847%, (-1.000*US0001M + 6.620%), 08/20/2040	1,389,573	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,824,633 (6)	Ginnie Mae Series 2010-149 HS, 5.395%, (-1.000*US0001M + 6.100%), 05/16/2040	$1,108,158	0.0
480,000	Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	554,511	0.0
1,781,055 (6)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	421,687	0.0
1,711,158 (6)	Ginnie Mae Series 2010-68 MS, 5.077%, (-1.000*US0001M + 5.850%), 06/20/2040	325,765	0.0
3,893,620	Ginnie Mae Series 2011-52 PA, 4.250%, 02/16/2041	4,276,402	0.1
4,656,439 (6)	Ginnie Mae Series 2011-72 SA, 4.645%, (-1.000*US0001M + 5.350%), 05/16/2041	779,364	0.0
4,983,013 (6)	Ginnie Mae Series 2011-73 LS, 5.917%, (-1.000*US0001M + 6.690%), 08/20/2039	413,007	0.0
73,151	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	74,984	0.0
1,189,731 (6)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	93,850	0.0
1,388,000	Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,514,685	0.0
8,505,246 (6)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,545,852	0.0
666,693	Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	691,320	0.0
1,866,766 (6)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	142,130	0.0
5,316,013 (6)	Ginnie Mae Series 2014-185 SB, 4.827%, (-1.000*US0001M + 5.600%), 12/20/2044	1,032,051	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,121,927 (6)	Ginnie Mae Series 2014-3 QS, 5.377%, (-1.000*US0001M + 6.150%), 03/20/2043	$707,594	0.0
8,930,697 (6)	Ginnie Mae Series 2014-3 SU, 5.277%, (-1.000*US0001M + 6.050%), 07/20/2039	1,913,379	0.0
7,429,758 (6)	Ginnie Mae Series 2014-56 SP, 5.495%, (-1.000*US0001M + 6.200%), 12/16/2039	1,099,495	0.0
12,037,543 (6)	Ginnie Mae Series 2014-58 SG, 4.895%, (-1.000*US0001M + 5.600%), 04/16/2044	1,791,634	0.0
41,411,717 (6)	Ginnie Mae Series 2015-110 MS, 4.937%, (-1.000*US0001M + 5.710%), 08/20/2045	6,604,279	0.1
2,198,621	Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,343,587	0.0
28,739,960 (6)	Ginnie Mae Series 2016-160 GS, 5.327%, (-1.000*US0001M + 6.100%), 11/20/2046	5,784,538	0.1
2,235,042	Ginnie Mae Series 2016-44 JA, 3.500%, 03/20/2046	2,409,913	0.0
299,760	Ginnie Mae Series 2018-104 HZ, 3.500%, 08/20/2048	331,263	0.0
6,495,085	Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	6,929,504	0.1
179,366	Ginnie Mae Series 2018-122 GZ, 3.500%, 09/20/2048	205,555	0.0
4,977,225	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	5,311,148	0.1
178,056	Ginnie Mae Series 2018-147 KZ, 3.750%, 10/20/2048	207,915	0.0
176,532	Ginnie Mae Series 2019-100 JB, 3.000%, 08/20/2049	187,140	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
532,322	Ginnie Mae Series 2019-100 KB, 3.000%, 08/20/2049	$564,008	0.0
1,349,931	Ginnie Mae Series 2019-100 MC, 3.000%, 08/20/2049	1,424,070	0.0
1,081,376	Ginnie Mae Series 2019-23 NG, 3.500%, 02/20/2049	1,210,605	0.0
71,326	Ginnie Mae Series 2019-54 AB, 3.000%, 04/20/2049	76,610	0.0
798,785	Ginnie Mae Series 2019-78 MB, 3.000%, 06/20/2049	846,754	0.0
416,445	Ginnie Mae Series 2019-89 KB, 3.000%, 07/20/2049	438,244	0.0
299,424	Ginnie Mae Series 2019-89 WB, 3.000%, 07/20/2049	314,827	0.0
2,059,629 (1)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/01/2050	2,095,530	0.0
3,303,252 (1)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/01/2050	3,346,014	0.0
2,100,000 (1)(4)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/01/2050	1,997,213	0.0
5,990,521 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	6,081,056	0.1
2,963,200 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.496%, 11/25/2049	2,734,940	0.0
1,190,135 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 4.095%, 03/25/2050	1,176,568	0.0
7,253,939 (1)(4)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 A4, 3.500%, 07/25/2050	7,276,202	0.1
3,253	GSR Mortgage Loan Trust 2005-5F 8A1, 1.447%, (US0001M + 0.500%), 06/25/2035	2,959	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,662,384	HarborView Mortgage Loan Trust 2007-5 A1A, 0.940%, (US0001M + 0.190%), 09/19/2037	$2,180,367	0.0
146,863	HomeBanc Mortgage Trust 2004-1 2A, 1.807%, (US0001M + 0.860%), 08/25/2029	131,884	0.0
2,000,000	HomeBanc Mortgage Trust 2005-4 M1, 1.417%, (US0001M + 0.470%), 10/25/2035	1,772,422	0.0
1,940,951 (1)(4)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	1,878,866	0.0
1,157,501	Impac CMB Trust Series 2005-1 M1, 1.637%, (US0001M + 0.690%), 04/25/2035	990,969	0.0
1,705,471	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.157%, (US0001M + 0.210%), 04/25/2046	1,379,438	0.0
2,498,453	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 1.157%, (US0001M + 0.210%), 02/25/2046	1,838,327	0.0
2,802,412 (1)(4)	JP Morgan Mortgage Trust 2019-6 B1, 4.250%, 12/25/2049	2,567,440	0.0
5,181,558 (1)(4)	JP Morgan Mortgage Trust 2020-1 A15, 3.500%, 06/25/2050	5,240,713	0.1
2,300,000 (1)(4)	JP Morgan Mortgage Trust 2020-1 A7, 3.500%, 06/25/2050	2,219,049	0.0
6,000,000 (1)(4)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	5,864,080	0.1
965,335 (1)(4)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	986,627	0.0
380,969	JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	255,096	0.0
2,519,201 (4)	JP Morgan Mortgage Trust 2005-A4 B1, 4.301%, 07/25/2035	2,173,672	0.0
4,320,587 (1)(4)	JP Morgan Mortgage Trust 2016-1 B3, 3.868%, 05/25/2046	4,125,964	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,104,794 (1)(4)	JP Morgan Mortgage Trust 2017-1 B4, 3.529%, 01/25/2047	$1,004,419	0.0
5,736,713 (1)(4)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	5,653,415	0.1
3,479,878 (1)(4)	JP Morgan Mortgage Trust 2017-3 B1, 3.834%, 08/25/2047	3,295,047	0.1
1,988,368 (1)(4)	JP Morgan Mortgage Trust 2017-3 B2, 3.834%, 08/25/2047	1,856,115	0.0
1,431,875 (1)(4)	JP Morgan Mortgage Trust 2017-6 B3, 3.818%, 12/25/2048	1,341,620	0.0
954,583 (1)(4)	JP Morgan Mortgage Trust 2017-6 B4, 3.818%, 12/25/2048	864,384	0.0
2,066,124 (1)(4)	JP Morgan Mortgage Trust 2018-1 B1, 3.738%, 06/25/2048	2,038,541	0.0
1,988,823 (1)(4)	JP Morgan Mortgage Trust 2018-1 B2, 3.738%, 06/25/2048	1,856,407	0.0
2,625,361 (1)(4)	JP Morgan Mortgage Trust 2018-1 B3, 3.738%, 06/25/2048	2,370,393	0.0
2,539,243 (1)(4)	JP Morgan Mortgage Trust 2018-3 B1, 3.763%, 09/25/2048	2,343,901	0.0
2,187,402 (1)(4)	JP Morgan Mortgage Trust 2018-4 B2, 3.773%, 10/25/2048	1,983,674	0.0
1,744,795 (1)(4)	JP Morgan Mortgage Trust 2018-6C B2, 3.950%, 12/25/2048	1,602,981	0.0
2,936,710 (1)(4)	JP Morgan Mortgage Trust 2018-9 B3, 4.462%, 02/25/2049	2,777,096	0.0
2,270,756 (1)(4)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	2,315,175	0.0
3,199,066 (1)(4)	JP Morgan Mortgage Trust 2019-1 B1, 4.515%, 05/25/2049	3,045,527	0.0
3,111,748 (1)(4)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	3,172,715	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,230,821 (1)(4)	JP Morgan Mortgage Trust 2019-6 B2, 4.250%, 12/25/2049	$4,050,566	0.1
2,615,236 (1)(4)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	2,630,443	0.0
4,509,714 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	4,652,986	0.1
3,604,602 (1)(4)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.824%, 12/25/2049	3,127,237	0.1
7,617,817,917 (1)(6)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	7,825,023	0.1
15,717,603 (6)	Lehman Mortgage Trust 2006-7 2A4, 5.603%, (-1.000*US0001M + 6.550%), 11/25/2036	4,888,713	0.1
11,017,563 (6)	Lehman Mortgage Trust 2006-9 2A5, 5.673%, (-1.000*US0001M + 6.620%), 01/25/2037	1,008,787	0.0
1,506,045	Lehman XS Trust Series 2005-5N 1A2, 1.307%, (US0001M + 0.360%), 11/25/2035	1,099,711	0.0
4,695,654	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	3,313,939	0.0
2,712,237 (1)(4)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	2,655,282	0.0
2,130,209 (1)(4)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	2,128,736	0.0
1,920,898 (1)(4)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	1,936,909	0.0
2,425,078 (1)(4)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	2,486,065	0.1
9,826,000	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 1.447%, (US0001M + 0.500%), 11/25/2035	8,008,829	0.1
985,853 (1)(4)	PSMC 2020-1 A1 Trust, 3.500%, 01/25/2050	1,000,758	0.0
5,539,108 (1)(4)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	5,619,489	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000 (1)(4)	RCKT Mortgage Trust 2020-1 A13, 3.000%, 02/25/2050	$1,979,054	0.0
1,724,448 (1)(4)	Sequoia Mortgage Trust 2014-3 B3, 3.938%, 10/25/2044	1,652,780	0.0
1,756,845 (1)(4)	Sequoia Mortgage Trust 2014-4 B3, 3.865%, 11/25/2044	1,680,817	0.0
1,817,161 (1)(4)	Sequoia Mortgage Trust 2015-2 B3, 3.736%, 05/25/2045	1,712,270	0.0
1,582,122 (1)(4)	Sequoia Mortgage Trust 2015-3 B3, 3.703%, 07/25/2045	1,414,194	0.0
3,300,000 (1)(4)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,268,778	0.1
1,578,584 (1)(4)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	1,581,194	0.0
2,601,425 (1)(4)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.477%, 02/25/2048	2,475,823	0.0
1,534,356 (1)(4)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	1,518,357	0.0
3,799,750 (1)(4)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	3,842,919	0.1
3,765,863 (1)(4)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	3,809,886	0.1
1,437,709 (1)(4)	Sequoia Mortgage Trust 2019-5 A19, 3.500%, 12/25/2049	1,465,397	0.0
1,409,971 (1)(4)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	1,409,081	0.0
4,496,197 (1)(4)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	4,503,227	0.1
5,278,376 (1)(4)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	5,391,809	0.1
5,200,000 (1)(4)	Sequoia Mortgage Trust 2020-1 A7, 3.500%, 02/25/2050	4,987,198	0.1
4,373,811 (1)(4)	Sequoia Mortgage Trust 2020-2 A19, 3.500%, 03/25/2050	4,407,575	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,996,698 (1)(4)	Sequoia Mortgage Trust 2020-2 B2, 3.675%, 03/25/2050	$1,594,768	0.0
2,690,000 (1)(4)	Sequoia Mortgage Trust 2020-3 B2, 3.442%, 04/25/2050	2,110,337	0.0
1,893,046 (1)(4)	Shellpoint Co-Originator Trust 2017-2 B2, 3.714%, 10/25/2047	1,844,002	0.0
2,457,097 (1)(4)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	2,455,712	0.0
1,360,000 (1)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,246,702	0.0
1,773,000 (1)(4)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,613,305	0.0
1,231,000 (1)(4)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,114,605	0.0
2,460,159 (1)(8)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	2,366,210	0.0
925,174 (1)(8)	Verus Securitization Trust 2019-4 A3, 3.000% (Step Rate @ 4.000% on 10/25/2023), 11/25/2059	938,558	0.0
2,617,962 (1)(4)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	2,589,761	0.1
382,152 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.206%, 10/25/2036	310,910	0.0
4,632,449 (4)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.464%, 06/25/2034	4,132,635	0.1
2,630,823	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.457%, (US0001M + 0.510%), 08/25/2045	2,459,192	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
81,296,415 (4)(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.263%, 08/25/2045	$4,140,134	0.1
2,061,973	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.437%, (US0001M + 0.490%), 10/25/2045	1,815,167	0.0
395,614 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.694%, 10/25/2036	348,912	0.0
878,506 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.270%, 11/25/2036	739,554	0.0
1,098,075 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.333%, 12/25/2036	920,326	0.0
2,538,631 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.333%, 12/25/2036	2,127,695	0.0
1,682,927 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.523%, 12/25/2036	1,399,177	0.0
1,363,647 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.890%, 08/25/2046	1,219,116	0.0
1,977,200 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.740%, 12/25/2036	1,711,462	0.0
505,534 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.237%, 03/25/2037	408,898	0.0
1,274,709 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.428%, 04/25/2037	1,021,122	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,691,206	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.847%, (US0001M + 0.900%), 11/25/2035	$1,287,968	0.0
1,074,804	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	981,317	0.0
467,226	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	432,061	0.0
4,497,180	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.926%, (12MTA + 0.960%), 08/25/2046	2,864,881	0.1
747,143	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 1.177%, (US0001M + 0.230%), 01/25/2047	610,334	0.0
1,547,855	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 1.267%, (US0001M + 0.320%), 01/25/2047	1,264,721	0.0
1,005,212	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.377%, (US0001M + 0.430%), 06/25/2037	757,207	0.0
1,151,359	Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,064,771	0.0
359,210 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.093%, 04/25/2036	346,081	0.0
2,025,285 (1)(4)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.596%, 09/25/2049	1,614,417	0.1
3,488,320 (1)(4)	Wells Fargo Mortgage Backed Securities 2020-1 A17 Trust, 3.000%, 12/25/2049	3,470,845	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,800,800 (1)(4)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	$1,685,805	0.0
50,451,167	Other Securities	52,169,158	0.6
	Total Collateralized Mortgage Obligations
	(Cost $1,711,193,594)	1,708,802,457	20.8
U.S. TREASURY OBLIGATIONS: 7.0%
	Treasury Inflation Indexed Protected Securities: 2.3%
181,844,231	0.125%,01/15/2030	187,624,176	2.3

	U.S. Treasury Bonds: 1.9%
46,424,000	2.375%,11/15/2049	57,981,037	0.7
67,450,000	3.500%,02/15/2039	96,047,746	1.2
		154,028,783	1.9
	U.S. Treasury Notes: 2.8%
54,483,000	0.375%,03/31/2022	54,633,041	0.7
68,697,000	0.500%,03/15/2023	69,134,407	0.8
40,651,000	0.500%,03/31/2025	40,912,215	0.5
67,576,000	0.625%,03/31/2027	67,960,074	0.8
2,502,000	Other Securities	2,697,615	0.0
		235,337,352	2.8
	Total U.S. Treasury Obligations (Cost $576,279,030)	576,990,311	7.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.6%
	Federal Home Loan Mortgage Corporation: 5.2%(9)
20,772,321	3.000%,10/01/2046	21,964,489	0.3
26,317,160	3.000%,08/01/2048	27,742,162	0.3
22,322,925	3.500%,12/01/2046	23,835,582	0.3
35,056,116	3.500%,01/01/2048	37,288,819	0.4
59,045,357	3.500%,03/01/2048	63,454,712	0.8
39,786,063	3.500%,11/01/2048	42,756,608	0.5
28,670,679	4.000%,11/01/2045	31,076,670	0.4
17,000,504	4.000%,11/01/2047	18,251,401	0.2
3,436	4.670%, (US0012M + 1.773%),05/01/2037	3,469	0.0
149,012,191	2.500%-7.000%, 01/01/ 2024-06/01/2048	159,871,674	2.0
		426,245,586	5.2
	Federal National Mortgage Association: 0.4%(9)
84,046	4.029%, (US0012M + 1.486%),07/01/2035	85,223	0.0
15,589,687	5.000%,08/01/2056	17,948,476	0.2
14,478,637	3.500%-6.000%, 05/01/ 2038-12/01/2046	15,763,697	0.2
		33,797,396	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association: 2.4%
32,707,017	3.500%, 03/20/2048	$35,179,994	0.4
34,016,976	4.000%, 09/20/2047	36,725,158	0.4
19,621,334	4.000%, 11/20/2049	20,898,205	0.3
101,431,695 (4)	3.000%-5.500%, 10/15/2039-10/20/2060	109,078,611	1.3
		201,881,968	2.4
	Uniform Mortgage-Backed Securities: 8.6%
29,275,429	3.500%, 11/01/2047	31,501,603	0.4
26,055,601	3.500%, 09/01/2049	27,676,666	0.3
34,393,913	4.000%, 04/01/2049	37,094,010	0.5
32,344,419	3.000%-4.000%, 11/01/2045-01/01/2050	34,379,437	0.4
16,785,094	2.500%, 04/01/2037	17,570,730	0.2
34,559,682	3.000%, 01/01/2047	36,488,289	0.4
32,080,928	3.000%, 12/01/2049	33,685,605	0.4
44,310,259	3.500%, 06/01/2034	47,024,836	0.6
24,750,188	3.500%, 08/01/2046	26,595,685	0.3
17,745,864	3.500%, 07/01/2048	19,066,095	0.2
76,337,605	3.500%, 09/01/2049	80,825,151	1.0
34,543,325	3.500%, 02/01/2050	36,569,089	0.5
15,956,069	4.000%, 01/01/2045	17,653,144	0.2
241,792,157	2.500%-7.500%, 12/01/2027-09/01/2048	259,619,001	3.2
		705,749,341	8.6
	Total U.S. Government Agency Obligations (Cost $1,303,264,501)	1,367,674,291	16.6
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.1%
10,647,000 (1)(4)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.998%, 05/27/2021	9,954,666	0.1
4,390,000 (1)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 2.805%, (US0001M + 2.100%), 09/15/2035	3,387,229	0.0
24,811,172 (4)(6)	BANK 2017-BNK4 XA, 1.421%, 05/15/2050	1,724,109	0.0
167,655,000 (4)(6)	BANK 2017-BNK8 XB, 0.175%, 11/15/2050	2,053,204	0.0
204,729,308 (4)(6)	BANK 2018-BNK14 XA, 0.521%, 09/15/2060	6,543,783	0.1
19,110,000 (1)(4)(6)	BANK 2018-BNK14 XD, 1.602%, 09/15/2060	2,082,143	0.0
24,696,456 (4)(6)	BANK 2019-BNK16 XA, 0.966%, 02/15/2052	1,579,879	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,210,000 (1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	$3,269,321	0.1
6,580,000 (4)	Bank 2019-BNK19 C, 4.035%, 08/15/2061	5,519,716	0.1
100,701,485 (4)(6)	Bank 2019-BNK19 XA, 0.964%, 08/15/2061	6,987,535	0.1
92,840,000 (1)(4)(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	2,740,089	0.0
2,400,000 (1)	BDS 2018-FL2 D, 3.350%, (US0001M + 2.550%), 08/15/2035	2,048,221	0.0
2,620,000 (1)(4)	BENCHMARK 2018-B3 D Mortgage Trust, 3.057%, 04/10/2051	1,755,712	0.0
54,451,680 (4)(6)	Benchmark 2019-B12 XA Mortgage Trust, 1.068%, 08/15/2052	3,692,259	0.0
7,470,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	4,760,381	0.1
36,649,740 (4)(6)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	2,644,737	0.0
6,420,000 (1)	Benchmark 2020-B17 D Mortgage Trust, 2.250%, 03/15/2053	4,079,667	0.0
92,730,000 (4)(6)	Benchmark 2020-B17 XA Mortgage Trust, 1.542%, 03/15/2053	8,709,100	0.1
7,540,000 (1)	BHP Trust 2019-BXHP D, 2.476%, (US0001M + 1.771%), 08/15/2036	6,324,507	0.1
7,570,000 (1)	BHP Trust 2019-BXHP E, 3.272%, (US0001M + 2.568%), 08/15/2036	6,145,317	0.1
8,025,365 (1)	BX Commercial Mortgage Trust 2019-XL A, 1.625%, (US0001M + 0.920%), 10/15/2036	7,749,129	0.1
24,572,902 (1)	BX Commercial Mortgage Trust 2019-XL G, 3.005%, (US0001M + 2.300%), 10/15/2036	21,250,768	0.3
24,572,902 (1)	BX Commercial Mortgage Trust 2019-XL J, 3.355%, (US0001M + 2.650%), 10/15/2036	21,280,185	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
21,390,000 (1)	BX Commercial Mortgage Trust 2020-BXLP G, 3.205%, (US0001M + 2.500%), 12/15/2029	$18,239,364	0.2
5,150,000 (1)	BX Trust 2019-MMP E, 2.605%, (US0001M + 1.900%), 08/15/2036	4,986,387	0.0
6,000,000 (1)	BX Trust 2019-OC11 A, 3.202%, 12/09/2041	5,565,600	0.1
10,660,000 (1)(4)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	8,201,742	0.1
93,522,520 (4)(6)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.012%, 11/15/2050	4,751,720	0.1
24,835,436 (4)(6)	CD 2016-CD1 Mortgage Trust XA, 1.404%, 08/10/2049	1,582,425	0.0
45,113,000 (1)(4)(6)	CD 2016-CD1 Mortgage Trust XB, 0.678%, 08/10/2049	1,755,608	0.0
33,730,709 (4)(6)	CD 2017-CD4 Mortgage Trust XA, 1.306%, 05/10/2050	2,114,558	0.1
7,453,264 (1)(4)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.089%, 04/15/2044	7,047,710	0.1
4,139,000 (4)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	3,889,314	0.1
3,910,000 (1)(4)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.092%, 03/10/2047	3,479,049	0.0
7,745,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	5,025,195	0.1
40,776,675 (4)(6)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.975%, 07/10/2049	3,460,965	0.0
82,540,015 (4)(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.106%, 10/12/2050	4,510,556	0.1
3,940,000 (4)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.269%, 09/15/2050	3,219,294	0.0
40,211,727 (4)(6)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.914%, 09/15/2050	2,072,195	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
88,795,092 (4)(6)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.599%, 06/10/2051	$3,788,363	0.1
9,645,000 (1)(4)	COMM 2013-CR10 F Mortgage Trust, 4.789%, 08/10/2046	7,818,257	0.1
28,378,644 (4)(6)	COMM 2012-CR2 XA, 1.633%, 08/15/2045	826,593	0.0
31,075,230 (4)(6)	COMM 2012-CR4 XA, 1.697%, 10/15/2045	1,004,398	0.0
27,260,000 (1)(4)(6)	COMM 2012-CR4 XB, 0.614%, 10/15/2045	415,388	0.0
48,200,568 (1)(4)(6)	COMM 2012-LC4 XA, 2.101%, 12/10/2044	1,390,625	0.0
4,640,000 (1)(4)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	3,938,649	0.1
129,372,029 (1)(4)(6)	COMM 2015-PC1 XA, 0.660%, 07/10/2050	3,004,886	0.1
68,703,910 (4)(6)	COMM 2016-CR28 XA, 0.693%, 02/10/2049	1,934,269	0.0
36,126,734 (4)(6)	COMM 2017-COR2 XA, 1.171%, 09/10/2050	2,399,032	0.0
12,420,000	COMM 2018-COR3 A3 Mortgage Trust, 4.228%, 05/10/2051	13,758,439	0.2
14,010,000 (1)(4)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	8,719,148	0.1
15,420,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 3.355%, (US0001M + 2.650%), 05/15/2036	11,954,087	0.1
6,670,000 (4)	Csail 2015-C2 C Commercial Mortgage Trust, 4.192%, 06/15/2057	5,804,497	0.1
4,340,000 (1)(4)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.111%, 11/15/2050	3,216,942	0.0
19,066,000 (4)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	20,760,659	0.3
6,407,012 (1)	CSWF 2018-TOP E, 2.955%, (US0001M + 2.250%), 08/15/2035	5,286,074	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,056,423 (1)	CSWF 2018-TOP F, 3.455%, (US0001M + 2.750%), 08/15/2035	$4,802,439	0.0
4,460,000 (1)(4)	DBJPM 16-C3 Mortgage Trust, 3.491%, 08/10/2049	3,318,826	0.0
5,000,000 (1)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	4,814,766	0.1
12,519,000 (1)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	11,950,517	0.1
4,480,000 (1)	Exantas Capital Corp. 2019-RSO7 C Ltd., 2.850%, (US0001M + 2.050%), 04/15/2036	3,315,178	0.0
10,520,000 (1)	Fontainebleau Miami Beach Trust 2019-FBLU F, 4.095%, 12/10/2036	7,007,305	0.1
16,840,000 (4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.298%, 08/25/2020	162,769	0.0
77,599,012 (4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	1,241,491	0.0
42,047,111 (4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/2040	1,526,398	0.0
31,879,545 (4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.592%, 05/25/2041	1,388,692	0.0
187,773,113 (1)(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	237,308	0.0
223,355,545 (4)(6)	Freddie Mac Multifamily Structured Pass Through Certificates KHG2 X, 0.406%, 02/25/2030	5,671,690	0.1
4,580,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR E, 2.255%, (US0001M + 1.550%), 07/15/2035	4,358,764	0.1
4,400,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.805%, (US0001M + 2.100%), 07/15/2035	4,294,441	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
12,770,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P E, 2.905%, (US0001M + 2.200%), 10/15/2036	$10,084,754	0.1
5,110,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P F, 3.355%, (US0001M + 2.650%), 10/15/2036	4,002,374	0.0
3,400,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 D, 5.180%, 12/10/2043	3,332,968	0.0
8,190,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	7,839,314	0.1
3,710,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	3,510,603	0.0
5,340,000 (1)(4)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	5,097,608	0.1
6,140,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	4,689,591	0.1
46,973,078 (4)(6)	GS Mortgage Securities Trust 2013-GC16 XA, 1.032%, 11/10/2046	1,440,331	0.0
65,288,551 (4)(6)	GS Mortgage Securities Trust 2014-GC22 XA, 0.985%, 06/10/2047	1,727,065	0.0
81,824,745 (4)(6)	GS Mortgage Securities Trust 2016-GS4 XA, 0.567%, 11/10/2049	1,987,229	0.0
69,921,372 (4)(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.041%, 05/10/2050	4,118,949	0.0
6,310,000	GS Mortgage Securities Trust 2019-GC38 A4, 3.968%, 02/10/2052	6,969,425	0.1
78,390,308 (4)(6)	GS Mortgage Securities Trust 2019-GC38 XA, 0.963%, 02/10/2052	5,004,296	0.1
13,220,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	12,393,312	0.2
10,120,000 (1)(4)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	9,281,040	0.1
11,820,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	12,156,606	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
7,690,000 (1)(4)	Hudson Yards 2019-55HY F Mortgage Trust, 2.943%, 12/10/2041	$6,574,129	0.1
14,030,000 (1)(4)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	8,138,326	0.1
2,400,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.541%, 07/15/2046	2,330,803	0.0
4,500,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,248,637	0.0
73,538,575 (4)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.476%, 06/15/2045	1,382,466	0.0
5,550,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	4,662,278	0.1
93,754,062 (4)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.729%, 12/15/2049	2,719,046	0.0
10,720,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	8,453,547	0.1
6,363,797 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.198%, 11/15/2045	5,738,397	0.1
7,840,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.892%, 01/15/2047	6,942,750	0.1
6,470,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	4,698,517	0.1
10,865,151 (4)(6)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.750%, 04/15/2047	207,913	0.0
3,080,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 D, 3.882%, 01/15/2048	2,522,325	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,416,065 (4)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.057%, 10/15/2048	$47,765	0.0
12,440,000	JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	14,040,603	0.2
5,000,000	JPMDB Commercial Mortgage Securities Trust 2019-COR6 A4, 3.057%, 11/13/2052	5,311,050	0.1
2,000,000 (1)	KNDL 2019-KNSQ F Mortgage Trust, 2.705%, (US0001M + 2.000%), 05/15/2036	1,502,436	0.0
4,110,201 (1)(4)(6)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.600%, 11/15/2038	13,510	0.0
46,415,798 (1)(4)(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.000%, 03/10/2050	1,672,584	0.0
4,340,000 (1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 4.909%, 11/15/2046	3,859,498	0.1
74,669,036 (4)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.003%, 12/15/2047	2,633,473	0.0
3,970,000 (1)(4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.909%, 04/15/2047	3,485,626	0.1
10,600,000 (1)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.060%, 10/15/2048	7,973,994	0.1
3,090,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	2,686,978	0.0
14,914,000 (1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	14,522,618	0.2
7,864,000 (1)(4)	Morgan Stanley Capital I Trust 2016-BNK2 E, 3.905%, 11/15/2049	4,838,181	0.1
7,455,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	8,057,042	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
490,000 (1)	Morgan Stanley Capital I Trust 2019-H7 D, 3.000%, 07/15/2052	$305,152	0.0
2,500,000 (1)	Morgan Stanley Capital I Trust 2019-PLND E, 2.855%, (US0001M + 2.150%), 05/15/2036	2,008,679	0.0
4,670,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	3,065,878	0.0
46,534,350 (4)(6)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.793%, 12/15/2050	2,151,064	0.0
6,820,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	6,207,103	0.1
12,790,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	11,166,882	0.1
14,680,000 (1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	14,990,388	0.2
8,262,000 (1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 3.705%, (US0001M + 3.000%), 01/15/2035	7,451,512	0.1
5,280,000 (1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.476%, 12/10/2045	4,818,310	0.1
9,020,000 (1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.476%, 12/10/2045	7,501,973	0.1
6,239,500 (1)	Wells Fargo Commercial Mortgage Trust 2010-C1 E, 4.000%, 11/15/2043	6,037,211	0.1
8,780,000 (1)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	8,435,388	0.1
4,830,000 (4)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.330%, 10/15/2050	3,957,373	0.1
8,660,000	Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	9,808,202	0.1
1,264,000 (1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	802,379	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
6,000,000 (1)(7)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	$4,950,924	0.1
3,270,000 (1)(4)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.661%, 11/15/2044	3,119,093	0.0
13,339,543 (1)(4)(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.807%, 08/15/2045	418,089	0.0
9,610,970 (1)(4)(6)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.892%, 11/15/2045	371,962	0.0
3,920,000 (1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	2,985,465	0.0
81,728,062 (4)(6)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.816%, 11/15/2047	2,487,295	0.0
12,946,000 (1)(4)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.258%, 03/15/2045	9,150,070	0.1
50,973,845	Other Securities	48,747,355	0.6
	Total Commercial Mortgage-Backed Securities (Cost $833,271,252)	750,131,933	9.1
SOVEREIGN BONDS: 2.6%
BRL 95,000,000	Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	21,176,094	0.3
BRL 52,000,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	11,363,897	0.1
7,900,000 (1)(2)	Dominican Republic International Bond, 4.500%, 01/30/2030	6,908,550	0.1
300,000 (1)	Dominican Republic International Bond, 5.500%, 01/27/2025	290,624	0.0
300,000 (1)(2)	Dominican Republic International Bond, 6.600%, 01/28/2024	296,626	0.0
250,000 (1)(2)	Egypt Government International Bond, 5.875%, 06/11/2025	225,679	0.0
1,240,000 (1)(2)	Gabon Government International Bond, 6.625%, 02/06/2031	767,356	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
12,725,000 (1)	Ghana Government International Bond, 6.375%, 02/11/2027	$9,384,688	0.1
1,200,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,113,000	0.0
600,000 (1)	Morocco Government International Bond, 4.250%, 12/11/2022	597,311	0.0
600,000 (1)(2)	Paraguay Government International Bond, 4.625%, 01/25/2023	609,006	0.0
PEN 14,129,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	4,430,843	0.1
4,000,000 (1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,052,280	0.1
2,925,000 (1)	Saudi Government International Bond, 4.500%, 04/17/2030	3,159,796	0.0
22,225,000	Turkey Government International Bond, 4.875%, 10/09/2026	18,850,134	0.2
6,908,000	Turkey Government International Bond, 5.125%-7.375%, 09/26/2022-10/24/2028	6,546,381	0.1
RUB133,625,063,330 (3)	Other Securities	125,299,503	1.5
	Total Sovereign Bonds
	(Cost $256,902,262)	215,071,768	2.6
ASSET-BACKED SECURITIES: 10.0%
	Automobile Asset-Backed Securities: 0.9%
5,950,000	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	4,858,471	0.1
8,440,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	8,449,728	0.1
5,750,000	AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	5,680,906	0.1
5,050,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	4,790,729	0.0
6,150,000 (1)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	6,355,623	0.1
500,000	Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	485,312	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
9,100,000	Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	$9,127,893	0.1
2,850,000	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,761,467	0.1
7,550,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	7,217,589	0.1
9,850,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	9,702,709	0.1
164,798 (1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	164,155	0.0
4,150,000 (1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	4,075,418	0.0
11,150,000	Other Securities	10,522,538	0.1
		74,192,538	0.9
	Credit Card Asset-Backed Securities: 0.0%
600,000	Other Securities	606,763	0.0

	Home Equity Asset-Backed Securities: 0.3%
3,449,486 (1)(4)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	3,123,558	0.1
6,826,145	Freddie Mac Structured Pass Through Certificates T-31 A7, 1.072%, (US0001M + 0.250%), 05/25/2031	6,791,067	0.1
881,685	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 1.267%, (US0001M + 0.160%), 02/25/2037	694,953	0.0
1,073,159	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.407%, (US0001M + 0.230%), 02/25/2037	855,073	0.0
12,820,346	Other Securities	9,413,402	0.1
		20,878,053	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 8.2%
2,862,787 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	$2,712,487	0.0
10,000,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 3.164%, (US0003M + 1.330%), 01/20/2033	9,362,560	0.1
1,073,505 (1)(4)(6)(10)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
10,000,000 (1)	AMMC CLO 15 Ltd. 2014-15A ARR, 3.091%, (US0003M + 1.260%), 01/15/2032	9,331,510	0.1
3,900,000 (1)	Apidos CLO XII 2013-12A AR, 2.911%, (US0003M + 1.080%), 04/15/2031	3,668,566	0.1
500,000 (1)	Apidos CLO XII 2013-12A CR, 3.631%, (US0003M + 1.800%), 04/15/2031	422,382	0.0
20,000,000 (1)	Apidos CLO XXXII 2019-32A A1, 3.003%, (US0003M + 1.320%), 01/20/2033	18,770,320	0.2
4,450,000 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	4,052,837	0.1
2,050,000 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	1,773,086	0.0
4,659,403 (1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	4,646,346	0.1
10,000,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.061%, (US0003M + 1.230%), 01/15/2030	9,145,380	0.1
3,890,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.169%, (US0003M + 1.350%), 07/18/2029	3,623,270	0.0
6,361,000 (1)	Babson CLO Ltd. 2018-3A A2, 3.119%, (US0003M + 1.300%), 07/20/2029	5,893,575	0.1
1,650,000 (1)	Bain Capital Credit CLO 2017-1A A2, 3.169%, (US0003M + 1.350%), 07/20/2030	1,538,665	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,750,000 (1)	Barings Clo Ltd. 2019-4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	$3,156,870	0.0
7,500,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 3.233%, (US0003M + 1.330%), 01/17/2033	7,009,320	0.1
8,770,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.081%, (US0003M + 1.250%), 07/15/2029	8,405,107	0.1
7,500,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.019%, (US0003M + 1.200%), 01/20/2031	6,655,642	0.1
5,000,000 (1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 2.969%, (US0003M + 1.150%), 04/20/2031	4,522,170	0.0
17,350,000 (1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 3.228%, (US0003M + 1.350%), 01/15/2033	16,073,474	0.2
4,070,000 (1)	BlueMountain CLO 2015-1A BR, 4.348%, (US0003M + 2.500%), 04/13/2027	3,895,849	0.0
10,000,000 (1)	Carbone CLO Ltd. 2017-1A A1, 2.967%, (US0003M + 1.140%), 01/20/2031	9,404,320	0.1
700,000 (1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 2.742%, (US0003M + 1.050%), 05/15/2031	658,896	0.0
3,250,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 2.966%, (US0003M + 1.130%), 04/17/2031	2,935,839	0.0
3,530,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.086%, (US0003M + 1.250%), 10/17/2030	3,314,885	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
37,149	Chase Funding Trust Series 2003-5 2A2, 1.547%, (US0001M + 0.600%), 07/25/2033	$32,866	0.0
4,050,000 (1)	CIFC Funding 2013-2A A1LR, 3.037%, (US0003M + 1.210%), 10/18/2030	3,864,429	0.1
2,150,000 (1)	CIFC Funding 2017-2A C, 4.169%, (US0003M + 2.350%), 04/20/2030	1,884,914	0.0
7,400,000 (1)	CIFC Funding 2017-4 A1, 3.051%, (US0003M + 1.250%), 10/24/2030	7,009,524	0.1
3,000,000 (1)	CIFC Funding 2017-5A A1, 3.016%, (US0003M + 1.180%), 11/16/2030	2,840,202	0.1
11,380,000 (1)	CIFC Funding 2019-6A A1 Ltd., 3.237%, (US0003M + 1.330%), 01/16/2033	10,691,635	0.1
3,000,000 (1)	CIFC Funding 2019-6A A2 Ltd., 3.657%, (US0003M + 1.750%), 01/16/2033	2,789,127	0.0
4,675,000 (1)	Cole Park CLO Ltd. 2015-1A CR, 3.819%, (US0003M + 2.000%), 10/20/2028	4,219,061	0.0
7,425,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.652%, (US0001M + 0.705%), 09/25/2035	6,548,324	0.1
9,874,233	Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 1.097%, (US0001M + 0.150%), 10/25/2036	7,984,201	0.1
4,714,375 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	4,546,904	0.1
2,431,625 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,365,181	0.0
4,200,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 2.999%, (US0003M + 1.180%), 10/20/2030	3,972,469	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
7,000,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 3.041%, (US0003M + 1.210%), 10/15/2030	$6,634,845	0.1
635,375 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	622,033	0.0
6,832,875 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	6,102,235	0.1
2,610,250 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	2,501,443	0.0
5,791,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	5,547,736	0.1
2,308,875 (1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,261,487	0.0
6,660,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.181%, (US0003M + 1.350%), 04/15/2028	6,115,372	0.1
5,565,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.892%, (US0003M + 1.200%), 08/15/2030	5,335,649	0.0
7,000,000 (1)	Dryden 78 CLO Ltd. 2020-78A A, 2.447%, (US0003M + 1.180%), 04/17/2033	6,510,000	0.1
8,000,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.069%, (US0003M + 1.250%), 01/20/2030	7,223,776	0.1
4,228,050 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,452,695	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.021%, (US0003M + 1.220%), 07/24/2030	4,040,671	0.1
2,500,000 (1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.031%, (US0003M + 1.200%), 10/15/2030	2,361,297	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
11,150,000 (1)	Galaxy XXI CLO Ltd. 2015-21A AR, 2.839%, (US0003M + 1.020%), 04/20/2031	$10,411,926	0.1
2,300,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 3.021%, (US0003M + 1.190%), 10/15/2030	2,179,326	0.0
7,000,000 (1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 2.969%, (US0003M + 1.150%), 11/28/2030	6,610,996	0.1
4,727,499 (1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	4,289,837	0.1
1,281,642 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,343,903	0.0
1,219,708 (1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,255,546	0.0
3,020,285 (1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	3,211,499	0.1
1,250,000 (1)	Home Partners of America 2018-1 E Trust, 2.650%, (US0001M + 1.850%), 07/17/2037	1,102,254	0.0
7,750,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 3.819%, (US0003M + 2.000%), 10/20/2027	6,867,817	0.1
7,300,000 (1)	Jersey Mike’s Funding 2019-1A A2, 4.433%, 02/15/2050	6,477,290	0.1
4,328,213 (1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	4,436,656	0.1
3,111,030 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,095,083	0.0
10,050,000 (1)	Kayne CLO 6 Ltd. 2019-6A A1, 3.131%, (US0003M + 1.380%), 01/20/2033	9,380,167	0.1
6,000,000 (1)	Kayne CLO 6 Ltd. 2019-6A A2, 3.601%, (US0003M + 1.850%), 01/20/2033	5,560,572	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,250,000 (1)	Kayne CLO 7 Ltd. 2020-7A A1, 2.651%, (US0003M + 1.200%), 04/17/2033	$3,591,250	0.0
6,000,000 (1)(11)	KKR CLO 21 A Ltd., 2.831%, (US0003M + 1.000%), 04/15/2031	5,580,216	0.1
6,000,000 (1)	LCM 26A A2 Ltd., 3.069%, (US0003M + 1.250%), 01/20/2031	5,480,364	0.1
1,867,000 (1)	LCM XIV L.P. 14A AR, 2.867%, (US0003M + 1.040%), 07/20/2031	1,741,060	0.0
5,000,000 (1)	LCM XVIII L.P. 18A A2R, 3.039%, (US0003M + 1.220%), 04/20/2031	4,537,885	0.0
5,400,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.994%, (US0003M + 2.200%), 01/27/2026	5,123,417	0.1
3,600,000 (1)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.681%, (US0003M + 2.850%), 10/15/2032	2,972,927	0.0
1,400,000 (1)	Madison Park Funding XXVII Ltd. 2018-27A B, 3.619%, (US0003M + 1.800%), 04/20/2030	1,176,028	0.0
13,150,000 (1)	Magnetite XXII Ltd. 2019-22A A2, 3.481%, (US0003M + 1.650%), 04/15/2031	12,219,204	0.1
3,400,000 (1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	3,344,691	0.1
3,488,000 (1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	3,245,711	0.0
500,000 (1)	Marlette Funding Trust 2019-2 A2A, 3.530%, 07/16/2029	407,377	0.0
4,200,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	3,135,780	0.0
1,100,000 (1)(4)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,079,441	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,200,000 (1)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	$3,022,023	0.1
2,482,000 (1)(4)	Mill City Mortgage Trust 2015-2 B2, 3.820%, 09/25/2057	2,065,753	0.0
1,241,902 (1)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	1,211,826	0.0
6,361,877 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	6,023,798	0.1
4,819,560 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	4,633,576	0.1
7,924,800 (1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	8,001,984	0.1
2,024,885 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,856,797	0.0
7,028,345 (1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	6,784,575	0.1
2,993,822 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,995,769	0.0
3,250,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	2,691,253	0.0
12,250,000 (1)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 3.243%, (US0003M + 1.340%), 01/19/2033	11,599,892	0.1
2,500,000 (1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 3.686%, (US0003M + 1.850%), 04/17/2027	2,315,722	0.0
9,470,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.139%, (US0003M + 1.320%), 03/17/2030	8,991,869	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.181%, (US0003M + 1.350%), 07/15/2029	2,784,759	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,520,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.206%, (US0003M + 1.375%), 07/15/2029	$4,975,088	0.1
4,060,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.169%, (US0003M + 1.350%), 07/19/2030	3,759,150	0.1
20,000,000 (1)	Octagon Loan Funding Ltd. 2014-1A ARR, 2.872%, (US0003M + 1.180%), 11/18/2031	18,709,280	0.2
17,700,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 3.032%, (US0003M + 1.340%), 11/15/2032	16,602,494	0.2
3,550,000 (1)	Palmer Square CLO 2014-1A A1R2 Ltd., 2.966%, (US0003M + 1.130%), 01/17/2031	3,383,381	0.1
10,000,000 (1)	Palmer Square CLO 2018-1A A1 Ltd., 2.849%, (US0003M + 1.030%), 04/18/2031	9,427,440	0.1
6,700,000 (1)	Palmer Square Loan Funding 2018-1A B Ltd., 3.231%, (US0003M + 1.400%), 04/15/2026	5,833,127	0.1
4,000,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.681%, (US0003M + 1.850%), 04/15/2026	3,160,048	0.0
1,000,000 (1)(11)	Palmer Square Loan Funding 2018-2A C Ltd., 3.781%, (US0003M + 1.950%), 07/15/2026	772,683	0.0
6,600,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 2.919%, (US0003M + 1.100%), 07/20/2030	6,256,430	0.1
6,107,000 (1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	5,829,928	0.1
5,037,375 (1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	4,651,572	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)(4)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	$1,898,317	0.0
5,101,000 (1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	4,588,756	0.1
1,585,000 (1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,485,066	0.0
7,000,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	5,772,003	0.1
7,190,000 (1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	6,871,592	0.1
3,700,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,456,547	0.1
9,950,000 (1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	8,823,264	0.1
3,450,000 (1)	SoFi Consumer Loan Program 2018-4 B Trust, 3.960%, 11/26/2027	3,238,545	0.0
2,000,000 (1)	SoFi Consumer Loan Program 2019-2 C Trust, 3.460%, 04/25/2028	1,544,610	0.0
2,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,403,413	0.0
4,100,000 (1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	3,353,076	0.0
1,300,000 (1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	1,054,221	0.0
345,333 (1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	349,715	0.0
7,293,917 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	7,098,033	0.1
22,060,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 3.231%, (US0003M + 1.400%), 01/15/2033	20,042,503	0.2
4,819,982 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	4,311,191	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,729,670 (1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	$3,646,766	0.0
6,073,125 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	5,983,382	0.1
7,200,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	6,152,972	0.1
7,000,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.049%, (US0003M + 1.230%), 10/18/2030	6,582,380	0.1
12,250,000 (1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 2.953%, (US0003M + 1.190%), 11/01/2031	11,448,348	0.1
7,080,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.049%, (US0003M + 1.230%), 07/20/2030	6,714,735	0.1
7,500,000 (1)	Tiaa Clo III Ltd. 2017-2A A, 2.993%, (US0003M + 1.150%), 01/16/2031	6,935,325	0.1
1,400,000 (1)(4)	Towd Point Mortgage Trust 2015-2 1B1, 3.757%, 11/25/2060	1,282,058	0.0
2,640,000 (1)(4)	Towd Point Mortgage Trust 2015-2 2B2, 4.449%, 11/25/2057	2,537,215	0.0
4,346,000 (1)(4)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,055,934	0.1
3,200,000 (1)(4)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,047,983	0.1
2,200,000 (1)(4)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	1,983,729	0.0
3,000,000 (1)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	3,020,350	0.0
7,250,000 (1)	Venture XX CLO Ltd. 2015-20A CR, 3.731%, (US0003M + 1.900%), 04/15/2027	6,234,855	0.1
1,955,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,786,655	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,606,975 (1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	$3,269,795	0.1
572,544	Other Securities	558,385	0.0
		678,161,591	8.2
	Student Loan Asset-Backed Securities: 0.6%
831,351 (1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	856,751	0.0
2,300,000 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,360,574	0.0
240,353 (1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	246,828	0.0
255,319 (1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	252,132	0.0
327,188 (1)(4)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	338,549	0.0
252,967 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	256,917	0.0
504,691 (1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	492,754	0.0
2,700,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,642,843	0.1
1,450,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,505,786	0.0
4,100,000 (1)(4)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,341,007	0.1
3,000,000 (1)(4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	3,060,552	0.0
3,900,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,883,325	0.1
3,250,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,159,921	0.0
8,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	7,503,729	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
5,800,000 (1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	$5,897,000	0.1
6,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,192,755	0.1
3,000,000 (1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	3,133,155	0.0
		46,124,578	0.6
	Total Asset-Backed Securities
	(Cost $877,196,585)	819,963,523	10.0
CONVERTIBLE BONDS/NOTES: 0.0%
	Financial: 0.0%
1,690,000	Other Securities	1,693,664	0.0
	Total Convertible Bonds/Notes
	(Cost $1,679,961)	1,693,664	0.0

	Value	Percentage of Net Assets
PURCHASED OPTIONS(12): 0.1%
Total Purchased Options
(Cost $896,417)	9,754,777	0.1
Total Long-Term Investments
(Cost $8,296,114,079)	8,122,735,917	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Commercial Paper: 0.2%
1,825,000 (13)	DBS Bank Ltd., 1.700%, 04/03/2020	1,824,954	0.0
4,670,000 (13)	Exxon Mobil Corp., 1.600%, 06/03/2020	4,652,422	0.1
4,775,000 (13)	Federal Republic of Germany, 1.620%, 05/21/2020	4,768,234	0.1
950,000 (13)	Matchpoint Finance PLC, 1.680%, 05/11/2020	948,280	0.0
4,625,000 (13)	Pfizer Inc., 1.630%, 06/15/2020	4,607,522	0.0
	Total Commercial Paper
	(Cost $16,801,412)	16,801,412	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes: 1.2%
4,600,000 (13)	Australia & New Zealand Banking Group Ltd., 0.950%, 05/20/2020	$4,600,847	0.1
3,250,000 (13)	Australia & New Zealand Banking Group Ltd., 1.220%, 04/09/2020	3,250,510	0.0
2,900,000 (13)	Bank of America Corp., 1.200%, 05/07/2020	2,898,198	0.0
2,100,000 (13)	Bank of Montreal, 0.210%, 07/13/2020	2,093,311	0.1
1,250,000 (13)	Bank of Montreal, 0.980%, 08/26/2020	1,250,012	0.0
2,100,000 (13)	Bank of Nova Scotia, 0.830%, 08/20/2020	2,098,726	0.0
2,425,000 (13)	Bank of Nova Scotia, 1.240%, 05/08/2020	2,425,837	0.1
2,200,000 (13)	Canadian Imperial Bank of Commerce, 0.240%, 08/28/2020	2,188,445	0.0
3,200,000 (13)	Citibank N.A., 1.810%, 05/01/2020	3,198,058	0.1
2,250,000 (13)	Commonwealth Bank of Australia, 0.950%, 06/10/2020	2,248,059	0.0
3,000,000 (13)	Coöperatieve Rabobank U.A., 0.990%, 04/20/2020	3,000,752	0.0
2,100,000 (13)	Crédit Agricole Group, 0.190%, 06/12/2020	2,095,374	0.0
1,600,000 (13)	Crédit Industriel et Commercial, 1.140%, 04/24/2020	1,600,449	0.0
3,375,000 (13)	Credit Suisse Group AG, 0.150%, 08/14/2020	3,360,584	0.0
3,450,000 (13)	Credit Suisse Group AG, 0.360%, 04/17/2020	3,449,874	0.1
2,925,000 (13)	HSBC Bank PLC, 1.520%, 06/03/2020	2,922,779	0.0
2,925,000 (13)	JPMorgan Chase & Co., 1.740%, 08/07/2020	2,920,047	0.0
450,000 (13)	Lloyds Bank PLC, 0.110%, 08/24/2020	448,734	0.0
875,000 (13)	Lloyds Bank PLC, 0.110%, 08/25/2020	872,518	0.0
925,000 (13)	Lloyds Bank PLC, 0.220%, 09/08/2020	922,536	0.0
950,000 (13)	Lloyds Bank PLC, 1.100%, 08/07/2020	949,207	0.0
1,125,000 (13)	Mizuho Financial Group Inc., 0.870%, 08/13/2020	1,124,072	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Floating Rate Notes (continued)
1,800,000 (13)	Mizuho Financial Group Inc., 1.140%, 05/22/2020	$1,800,554	0.0
3,900,000 (13)	Mizuho Financial Group Inc., 1.140%, 05/26/2020	3,901,124	0.1
2,750,000 (13)	National Bank of Canada, 1.840%, 05/01/2020	2,749,060	0.1
2,700,000 (13)	National Bank of Canada, 1.840%, 07/16/2020	2,695,730	0.0
2,600,000 (13)	Royal Bank of Canada, 0.960%, 07/17/2020	2,597,778	0.0
4,175,000 (13)	Skandinaviska Enskilda Banken AB, 1.150%, 05/26/2020	4,176,150	0.0
4,325,000 (13)	Skandinaviska Enskilda Banken AB, 1.780%, 05/11/2020	4,322,924	0.1
2,325,000 (13)	Societe Generale, 0.290%, 09/04/2020	2,315,439	0.0
825,000 (13)	Sumitomo Mitsui Trust Holdings, Inc., 0.760%, 06/15/2020	824,530	0.0
2,750,000 (13)	Sumitomo Mitsui Trust Holdings, Inc., 0.870%, 05/11/2020	2,750,616	0.1
2,550,000 (13)	Sumitomo Mitsui Trust Holdings, Inc., 1.280%, 05/07/2020	2,551,113	0.0
2,900,000 (13)	Svenska Handelsbanken AB, 0.970%, 05/20/2020	2,900,615	0.0
3,000,000 (13)	Svenska Handelsbanken AB, 1.160%, 07/07/2020	2,998,726	0.1
3,175,000 (13)	The Norinchukin Bank, 1.200%, 04/24/2020	3,175,362	0.0
2,250,000 (13)	The Sumitomo Mitsui Financial Group, 1.020%, 08/25/2020	2,247,518	0.1
2,075,000 (13)	The Sumitomo Mitsui Financial Group, 1.040%, 05/12/2020	2,076,140	0.0
350,000 (13)	The Sumitomo Mitsui Financial Group, 1.270%, 05/06/2020	350,145	0.0
3,200,000 (13)	Toronto-Dominion Bank, 1.140%, 04/30/2020	3,200,740	0.1
1,450,000 (13)	Toyota Motor Corp., 1.680%, 04/17/2020	1,449,374	0.0
	Total Floating Rate Notes
	(Cost $99,002,567)	99,002,567	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 0.5%
3,428,319 (13)	BNP Paribas S.A., Repurchase Agreement dated 03/31/20, 0.33%, due 04/01/20 (Repurchase Amount $3,428,350, collateralized by various U.S. Government Securities, 2.125%-6.875%, Market Value plus accrued interest $3,599,743, due 06/15/20-03/15/39)	$3,428,319	0.0
3,907,311 (13)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $3,907,313, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,985,457, due 05/01/20-02/20/70)	3,907,311	0.1
1,682,394 (13)	CF Secured LLC, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,682,395, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,716,044, due 12/15/21-11/20/66)	1,682,394	0.0
1,203,929 (13)	Citadel Securities LLC, Repurchase Agreement dated 03/31/20, 0.09%, due 04/01/20 (Repurchase Amount $1,203,932, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $1,228,011, due 04/07/20-02/15/50)	1,203,929	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,309,810 (13)	Citigroup, Inc., Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $8,309,812, collateralized by various U.S. Government Agency Obligations, 0.150%-8.500%, Market Value plus accrued interest $8,476,006, due 04/15/21-09/20/69)	$8,309,810	0.1
1,401,898 (13)	Industrial & Comm. Bank of China, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,401,899, collateralized by various U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,429,936, due 04/02/20-03/01/50)	1,401,898	0.0
12,200,000 (13)	MUFG Securities America Inc., Repurchase Agreement dated 03/03/20, 0.35%, due 05/05/20 (Repurchase Amount $12,207,370, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $12,809,993, due 10/15/20-09/09/49)	12,200,000	0.2
1,511,908 (13)	Royal Bank of Canada, Repurchase Agreement dated 03/31/20, 0.38%, due 04/01/20 (Repurchase Amount $1,511,924, collateralized by various U.S. Government Securities, 1.493%-10.200%, Market Value plus accrued interest $1,577,735, due 04/17/20-03/15/40)	1,511,908	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,176,813 (13)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/20, 0.16%, due 04/01/20 (Repurchase Amount $8,176,849, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,360,308, due 04/01/20-09/09/49)	$8,176,813	0.1
	Total Repurchase Agreements
	(Cost $41,822,382)	41,822,382	0.5
	Certificates of Deposit: 0.1%
350,000 (13)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.640%, 05/12/2020	350,174	0.0
2,950,000 (13)	Group BPCE, 1.790%, 04/13/2020	2,950,646	0.0
2,525,000 (13)	Landesbank Baden-Wurttemberg, 1.630%, 04/24/2020	2,526,351	0.1
1,900,000 (13)	Landesbank Baden-Wurttemberg, 1.640%, 04/21/2020	1,901,003	0.0
2,850,000 (13)	The Norinchukin Bank, 1.650%, 06/18/2020	2,852,841	0.0
	Total Certificates of Deposit
	(Cost $10,581,015)	10,581,015	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
12,049,000 (14)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.340%
	(Cost $12,049,000)	12,049,000	0.2
	Total Short-Term Investments
	(Cost $180,256,376)	180,256,376	2.2
	Total Investments in Securities
	(Cost $8,476,370,455)	$8,302,992,293	100.9
	Liabilities in Excess of Other Assets	(74,013,594)	(0.9)
	Net Assets	$8,228,978,699	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2020.

(5)
The grouping contains Level 3 securities.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(8)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2020.

(9)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(10)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(11)
Settlement is on a when-issued or delayed-delivery basis.

(12)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(13)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(14)
Rate shown is the 7-day yield as of March 31, 2020.

Currency Abbreviations:
BRL
Brazilian Real

DKK
Danish Krone

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

US0012M
12-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2020
Asset Table
Investments, at fair value
Purchased Options	$—	$9,754,777	$—	$9,754,777
Corporate Bonds/Notes	—	2,672,653,193	—	2,672,653,193
Collateralized Mortgage Obligations	—	1,708,802,457	—	1,708,802,457
Asset-Backed Securities	—	819,963,523	—	819,963,523
Sovereign Bonds	—	215,071,768	—	215,071,768
Commercial Mortgage-Backed Securities	—	750,131,933	—	750,131,933
U.S. Government Agency Obligations	—	1,367,674,291	—	1,367,674,291
Convertible Bonds/Notes	—	1,693,664	—	1,693,664
U.S. Treasury Obligations	—	576,990,311	—	576,990,311
Short-Term Investments	12,049,000	168,207,376	—	180,256,376
Total Investments, at fair value	$12,049,000	$8,290,943,293	$—	$8,302,992,293
Other Financial Instruments+
Centrally Cleared Swaps	—	15,901,067	—	15,901,067
Forward Foreign Currency Contracts	—	15,088,865	—	15,088,865
Futures	48,508,193	—	—	48,508,193
Total Assets	$60,557,193	$8,321,933,225	$—	$8,382,490,418
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(345,538)	$—	$(345,538)
Futures	(19,697,055)	—	—	(19,697,055)
Written Options	—	(12,115,246)	—	(12,115,246)
Total Liabilities	$(19,697,055)	$(12,460,784)	$—	$(32,157,839)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2020, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR 16,118	USD 1,088	Barclays Bank PLC	05/15/20	$(193)
USD 215	HUF 65,821	Barclays Bank PLC	05/15/20	14
IDR 18,513,638,400	USD 1,128,000	Barclays Bank PLC	05/15/20	517
ILS 198,126	USD 57,591	Barclays Bank PLC	05/15/20	(1,545)
USD 126,000	RUB 8,051,942	Barclays Bank PLC	05/15/20	23,517
USD 9,406	MYR 38,391	Barclays Bank PLC	05/15/20	507
USD 282	CZK 6,471	Barclays Bank PLC	05/15/20	22
USD 14,313,353	RUB 906,212,723	Barclays Bank PLC	05/15/20	2,779,330
USD 1,000	PHP 50,987	Barclays Bank PLC	05/15/20	8
USD 40,573,223	BRL 171,400,546	BNP Paribas	05/15/20	7,684,197
PLN 386,881	USD 99,669	BNP Paribas	05/15/20	(6,173)
PHP 56,064	USD 1,098	BNP Paribas	05/15/20	(7)
USD 400,000	MXN 7,591,126	BNP Paribas	05/15/20	82,081
USD 90,000	PLN 381,252	BNP Paribas	05/15/20	(2,136)
USD 709,000	IDR 9,798,089,310	BNP Paribas	05/15/20	111,748
USD 1,000	ZAR 14,930	Citibank N.A.	05/15/20	171
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 255	TRY 1,549	Citibank N.A.	05/15/20	23
USD 10,105,443	PEN 33,888,603	Citibank N.A.	05/15/20	249,641
USD 212,000	RON 951,414	Citibank N.A.	05/15/20	(4,324)
RUB 88,953,437	USD 1,126,000	Citibank N.A.	05/15/20	6,175
RON 962,505	USD 220,862	Citibank N.A.	05/15/20	(2,017)
PEN 3,686,313	USD 1,046,000	Citibank N.A.	05/15/20	26,088
MXN 29,483,791	USD 1,200,000	Citibank N.A.	05/15/20	34,792
COP 591,511	USD 173	Citibank N.A.	05/15/20	(28)
CLP 840,590	USD 1,000	Citibank N.A.	05/15/20	(17)
USD 9,681,938	MXN 184,309,481	Citibank N.A.	05/15/20	1,962,988
USD 680,000	BRL 2,898,364	Credit Suisse International	05/15/20	123,850
USD 4,679,950	CLP 3,684,697,887	HSBC Bank USA N.A.	05/15/20	369,697
USD 10,145,853	IDR 139,647,523,914	HSBC Bank USA N.A.	05/15/20	1,633,499
BRL 14,688,456	USD 2,889,000	JPMorgan Chase Bank N.A.	05/15/20	(70,520)
USD 15,797,000	EUR 14,521,273	JPMorgan Chase Bank N.A.	06/05/20	(258,578)
				$14,743,327

At March 31, 2020, the following futures contracts were outstanding for Voya Intermediate Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	4,438	06/19/20	$615,495,125	$1,670,540
U.S. Treasury 2-Year Note	1,735	06/30/20	382,364,179	976,966
U.S. Treasury 5-Year Note	3,345	06/30/20	419,327,109	9,900,099
U.S. Treasury Long Bond	1,268	06/19/20	227,051,250	9,576,192
U.S. Treasury Ultra Long Bond	1,893	06/19/20	420,009,375	26,384,396
			$2,064,247,038	$48,508,193
Short Contracts:
U.S. Treasury Ultra 10-Year Note	(5,695)	06/19/20	(888,597,969)	(19,697,055)
			$(888,597,969)	$(19,697,055)
At March 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 34, Version 1	Buy	(5.000)	06/20/25	USD399,755,000	$25,664,271	$8,248,763
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR43,939,000	993,049	7,652,304
					$26,657,320	$15,901,067

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

At March 31, 2020, the following over-the-counter purchased foreign currency options were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call EUR vs. Put NOK	Bank of America N.A.	05/11/20	10.500	EUR60,048,000	$180,316	$5,916,676
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	05/11/20	0.650	USD 63,878,100	244,604	3,755,216
Put EUR vs. Call NOK	Bank of America N.A.	05/11/20	9.900	EUR 60,048,000	213,429	41,777
Put USD vs. Call AUD	Morgan Stanley Capital Services LLC	05/11/20	0.690	USD 67,809,060	258,068	41,108
					$896,417	$9,754,777
At March 31, 2020, the following OTC written foreign currency options were outstanding for Voya Intermediate Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call EUR vs. Put NOK	Bank of America N.A.	05/11/20	10.300	EUR 60,048,000	$419,318	$(7,016,283)
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	05/11/20	0.665	USD 65,352,210	571,562	(5,098,963)
					$990,880	$(12,115,246)
Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$9,754,777
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	15,088,865
Interest rate contracts	Net Assets — Unrealized appreciation**	48,508,193
Credit contracts	Net Assets — Unrealized appreciation***	15,901,067
Total Asset Derivatives		$89,252,902
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$345,538
Interest rate contracts	Net Assets — Unrealized depreciation**	19,697,055
Foreign exchange contracts	Written options, at fair value	12,115,246
Total Liability Derivatives		$32,157,839

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Fund	as of March 31, 2020 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$16,060,931	$—	$16,060,931
Equity contracts	—	—	(442,043)	—	—	(442,043)
Foreign exchange contracts	—	5,767,026	—	(1,306,572)	—	4,460,454
Interest rate contracts	558,890	—	57,836,255	(6,824,690)	(12,979,414)	38,591,041
Total	$558,890	$5,767,026	$57,394,212	$7,929,669	$(12,979,414)	$58,670,383
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$15,899,784	$—	$15,899,784
Foreign exchange contracts	8,858,360	14,632,990	—	—	(11,124,366)	12,366,984
Interest rate contracts	2,782,589	—	23,449,297	987,924	10,226,970	37,446,780
Total	$11,640,949	$14,632,990	$23,449,297	$16,887,708	$(897,396)	$65,713,548

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2020:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Purchased options	$5,958,453	$—	$—	$—	$—	$—	$—	$3,796,324	$9,754,777
Forward foreign currency contracts	—	2,803,915	7,878,026	2,279,878	123,850	2,003,196	—	—	15,088,865
Total Assets	$5,958,453	$2,803,915	$7,878,026	$2,279,878	$123,850	$2,003,196	$—	$3,796,324	$24,843,642
Liabilities:
Forward foreign currency contracts	$—	$1,738	$8,316	$6,386	$—	$—	$329,098	$—	$345,538
Written options	7,016,283	—	—	—	—	—	—	5,098,963	12,115,246
Total Liabilities	$7,016,283	$1,738	$8,316	$6,386	$—	$—	$329,098	$5,098,963	$12,460,784
Net OTC derivative instruments by counterparty, at fair value	$(1,057,830)	$2,802,177	$7,869,710	$2,273,492	$123,850	$2,003,196	$(329,098)	$(1,302,639)	$12,382,858
Total collateral pledged by the Fund/(Received from counterparty)	$920,000	$(2,720,000)	$(7,540,000)	$(2,100,000)	—	$(1,750,000)	—	$1,190,000	$(12,000,000)
Net Exposure(1)	$(137,830)	$82,177	$329,710	$173,492	$123,850	$253,196	$(329,098)	$(112,639)	$382,858

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $8,552,678,437.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$281,537,083
Gross Unrealized Depreciation	(468,389,576)
Net Unrealized Depreciation	$(186,852,493)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 46.3%
	Basic Materials: 1.8%
613,000 (1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$604,241	0.3
293,000 (1)	Cleveland-Cliffs, Inc., 4.875%, 01/15/2024	270,657	0.2
231,000 (1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	233,230	0.1
300,000 (1)	OCI NV, 6.625%, 04/15/2023	276,000	0.2
300,000 (1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	305,790	0.2
1,395,000	Other Securities	1,383,826	0.8
		3,073,744	1.8
	Communications: 3.4%
22,000 (1)	CommScope, Inc., 5.000%, 06/15/2021	21,971	0.0
200,000 (1)	CSC Holdings LLC, 5.375%, 07/15/2023	203,251	0.1
188,000 (1)	Fox Corp., 4.030%, 01/25/2024	195,695	0.1
250,000 (1)	Plantronics, Inc., 5.500%, 05/31/2023	183,743	0.1
250,000 (1)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	250,932	0.1
802,000	Verizon Communications, Inc., 3.125%, 03/16/2022	825,483	0.5
4,159,000	Other Securities	4,222,049	2.5
		5,903,124	3.4
	Consumer, Cyclical: 4.8%
250,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.250%, 05/15/2024	250,936	0.1
350,000 (1)	Allison Transmission, Inc., 5.000%, 10/01/2024	342,115	0.2
313,000 (1)	BMW US Capital LLC, 3.400%, 08/13/2021	312,675	0.2
514,000 (1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	499,925	0.3
796,000	Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	780,199	0.5
250,000 (1)	Lions Gate Capital Holdings LLC, 6.375%, 02/01/2024	221,868	0.1
306,000 (1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	300,539	0.2
285,000 (1)	Panasonic Corp., 2.536%, 07/19/2022	280,965	0.2
250,000 (1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	213,439	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
250,000 (1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	$237,186	0.1
200,000 (1)	Toyota Industries Corp., 3.110%, 03/12/2022	202,363	0.1
110,000	Toyota Motor Credit Corp., 2.950%, 04/13/2021	110,450	0.1
510,000	Toyota Motor Credit Corp., 1.832%, (US0003M + 0.125%), 08/13/2021	487,851	0.3
250,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, 05/30/2023	234,368	0.1
3,921,307	Other Securities	3,746,504	2.2
		8,221,383	4.8
	Consumer, Non-cyclical: 7.3%
490,000 (1)	AbbVie, Inc., 2.150%, 11/19/2021	488,390	0.3
245,000 (1)	AbbVie, Inc., 2.300%, 11/21/2022	245,117	0.1
503,000	AbbVie, Inc., 2.500%-3.375%, 05/14/2020-11/06/2022	508,104	0.3
635,000	CVS Health Corp., 3.700%, 03/09/2023	661,833	0.4
712,000	General Mills, Inc., 3.150%, 12/15/2021	721,607	0.4
100,000 (1)(2)	Hertz Corp., 5.500%, 10/15/2024	56,855	0.0
210,000 (1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	209,611	0.1
200,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	203,250	0.1
890,000	Keurig Dr Pepper, Inc., 3.551%-4.057%, 05/25/2021-05/25/2023	918,854	0.5
300,000 (1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/2022	278,148	0.2
300,000 (1)	Prestige Brands, Inc., 6.375%, 03/01/2024	309,377	0.2
507,000 (1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	514,952	0.3
824,000	Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	821,566	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
252,000 (1)	Takeda Pharmaceutical Co. Ltd., 2.450%, 01/18/2022	$256,450	0.2
250,000 (1)	TreeHouse Foods, Inc., 6.000%, 02/15/2024	249,686	0.1
6,151,000	Other Securities	6,203,369	3.6
		12,647,169	7.3
	Energy: 3.9%
125,000 (1)	MPLX L.P., 3.500%, 12/01/2022	119,808	0.1
498,000 (1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	475,734	0.3
170,000 (1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	167,806	0.1
936,000	Shell International Finance BV, 1.750%, 09/12/2021	932,127	0.5
355,000	Total Capital International SA, 2.218%, 07/12/2021	356,120	0.2
5,344,000 (3)	Other Securities	4,709,576	2.7
		6,761,171	3.9
	Financial: 16.1%
400,000 (1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	400,752	0.2
860,000	American Express Co., 3.375%-3.700%, 05/17/2021-08/03/2023	880,329	0.5
285,000 (1)	Athene Global Funding, 2.750%, 04/20/2020	284,382	0.2
682,000 (4)	Bank of America Corp., 3.004%, 12/20/2023	695,740	0.4
260,000 (1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	241,766	0.2
200,000 (1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	199,653	0.1
800,000 (1)	BPCE SA, 2.750%, 01/11/2023	789,846	0.5
878,000	Citigroup, Inc., 2.900%, 12/08/2021	886,668	0.5
220,000 (1)	Danske Bank A/S, 2.000%, 09/08/2021	215,770	0.1
200,000 (1)	Danske Bank A/S, 2.800%, 03/10/2021	199,809	0.1
305,000 (1)(4)	Danske Bank A/S, 3.001%, 09/20/2022	302,189	0.2
260,000 (1)	DNB Bank ASA, 2.150%, 12/02/2022	257,075	0.2
230,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	223,060	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
698,000	JPMorgan Chase & Co., 3.200%, 01/25/2023	$719,049	0.4
670,000 (4)	JPMorgan Chase & Co., 2.776%-4.500%, 01/24/2022-04/25/2023	689,031	0.4
281,000 (1)	Lloyds Bank PLC, 6.500%, 09/14/2020	284,689	0.2
408,000 (1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	414,542	0.2
515,000	Mizuho Financial Group, Inc., 2.309%, (US0003M + 0.630%), 05/25/2024	468,102	0.3
641,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	641,301	0.4
1,156,000	Morgan Stanley, 3.750%-5.500%, 07/28/2021-02/25/2023	1,203,719	0.7
217,000 (1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	222,264	0.1
130,000 (1)	New York Life Global Funding, 2.950%, 01/28/2021	132,595	0.1
200,000 (1)	Nordea Bank ABP, 4.875%, 05/13/2021	203,723	0.1
346,000 (1)	Protective Life Global Funding, 2.161%, 09/25/2020	343,763	0.2
175,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	163,931	0.1
210,000	Royal Bank of Canada, 2.560%, (US0003M + 0.660%), 10/05/2023	208,186	0.1
459,000	Royal Bank of Canada, 1.950%-3.700%, 01/17/2023-10/05/2023	467,265	0.3
560,000 (1)	Standard Chartered PLC, 2.250%, 04/17/2020	559,000	0.3
200,000 (1)	UBS AG/London, 2.200%, 06/08/2020	199,852	0.1
355,000 (1)(4)	UBS Group AG, 2.859%, 08/15/2023	352,405	0.2
236,000 (4)	Wells Fargo & Co., 2.406%-4.125%, 08/15/2023-10/30/2025	237,119	0.1
14,528,000	Other Securities	14,612,128	8.5
		27,699,703	16.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 3.5%
300,000 (1)	BMC East LLC, 5.500%, 10/01/2024	$292,123	0.2
250,000 (1)	Colfax Corp., 6.000%, 02/15/2024	250,314	0.1
300,000 (1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	304,647	0.2
200,000 (1)	Rolls-Royce PLC, 2.375%, 10/14/2020	188,490	0.1
300,000 (1)	Sealed Air Corp., 5.250%, 04/01/2023	310,607	0.2
484,000 (1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	523,039	0.3
72,000 (1)	Standard Industries, Inc./NJ, 5.500%, 02/15/2023	70,018	0.0
4,050,000	Other Securities	4,086,059	2.4
		6,025,297	3.5
	Technology: 1.4%
225,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	227,489	0.2
2,077,000	Other Securities	2,093,768	1.2
		2,321,257	1.4
	Utilities: 4.1%
300,000 (4)(5)	Dominion Energy, Inc., 2.715%, 08/15/2021	296,170	0.2
449,000	Dominion Energy, Inc., 2.579%, 07/01/2020	448,485	0.2
120,000	Duke Energy Progress LLC, 3.375%, 09/01/2023	125,064	0.1
814,000	Duke Energy Corp., 1.800%-2.400%, 09/01/2021-08/15/2022	810,658	0.5
687,000	National Rural Utilities Cooperative Finance Corp., 2.300%-2.350%, 06/15/2020-09/15/2022	684,030	0.4
220,000 (1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	224,446	0.1
4,525,000 (3)	Other Securities	4,534,460	2.6
		7,123,313	4.1
	Total Corporate Bonds/Notes (Cost $81,464,296)	79,776,161	46.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.5%
380,882	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 5.397%, (US0001M + 4.450%), 01/25/2029	367,580	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
461,164	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 5.297%, (US0001M + 4.350%), 05/25/2029	$444,843	0.3
600,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.947%, (US0001M + 3.000%), 10/25/2029	539,248	0.3
600,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.347%, (US0001M + 2.400%), 05/28/2030	541,149	0.3
599,373	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.147%, (US0001M + 2.200%), 08/25/2030	501,924	0.3
880,705	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.497%, (US0001M + 2.550%), 12/25/2030	731,583	0.4
292,846	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 3.047%, (US0001M + 2.100%), 03/25/2031	249,126	0.1
190,297	Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	194,980	0.1
2,370	Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	2,378	0.0
88,739	Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	96,688	0.1
22,431	Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	22,598	0.0
155,999	Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	162,141	0.1
1,087,215	Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/2032	1,145,333	0.7
1,897,783	Freddie Mac 3049 XF, 1.055%, (US0001M + 0.350%), 05/15/2033	1,876,302	1.1
340,400	Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	391,235	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
807,351	Freddie Mac REMICS 3255 FA, 0.985%, (US0001M + 0.280%), 12/15/2036	$795,280	0.5
105,232	Freddie Mac REMICS 3747 FA, 1.205%, (US0001M + 0.500%), 10/15/2040	104,174	0.0
683,786	Freddie Mac REMICS 3878 FA, 1.055%, (US0001M + 0.350%), 04/15/2041	682,347	0.4
100,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 3.247%, (US0001M + 2.300%), 10/25/2048	82,874	0.0
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.747%, (US0001M + 3.800%), 03/25/2029	282,195	0.2
147,246	Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	150,624	0.1
826,732	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	874,024	0.5
465,110 (4)	Ginnie Mae Series 2014-53 JM, 7.110%, 04/20/2039	551,498	0.3
1,314,079	Ginnie Mae Series 2016-H23 F, 2.412%, (US0001M + 0.750%), 10/20/2066	1,299,407	0.8
900,968	Ginnie Mae Series 2017-H19 FA, 2.112%, (US0001M + 0.450%), 08/20/2067	892,892	0.5
	Total Collateralized Mortgage Obligations (Cost $13,482,674)	12,982,423	7.5
U.S. TREASURY OBLIGATIONS: 4.4%
	U.S. Treasury Notes: 4.4%
4,868,000	0.375%,03/31/2022	4,881,406	2.8
2,176,000	0.500%,03/15/2023	2,189,855	1.3
404,000	0.500%,03/31/2025	406,596	0.3
	Total U.S. Treasury Obligations (Cost $7,456,706)	7,477,857	4.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 20.5%
270,000 (1)	Austin Fairmont Hotel Trust 2019-FAIR C, 2.155%, (US0001M + 1.450%), 09/15/2032	220,946	0.1
560,000 (1)	BFLD 2019-DPLO A, 1.795%, (US0001M + 1.090%), 10/15/2034	475,101	0.3
670,000 (1)	BHP Trust 2019-BXHP A, 1.680%, (US0001M + 0.975%), 08/15/2036	572,761	0.3
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
220,000 (1)	BHP Trust 2019-BXHP D, 2.476%, (US0001M + 1.771%), 08/15/2036	$184,535	0.1
220,000 (1)	BHP Trust 2019-BXHP E, 3.272%, (US0001M + 2.568%), 08/15/2036	178,596	0.1
360,000 (1)	CGDB Commercial Mortgage Trust 2019-MOB F, 3.255%, (US0001M + 2.550%), 11/15/2036	274,671	0.2
90,000 (4)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	84,571	0.0
260,525	Citigroup Commercial Mortgage Trust 2015-GC27 AAB, 2.944%, 02/10/2048	266,869	0.2
293,077	Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	300,899	0.2
530,000 (1)	CLNY Trust 2019-IKPR A, 1.834%, (US0001M + 1.227%), 11/15/2038	485,305	0.3
990,000 (1)(4)	COMM 2013-CR10 D Mortgage Trust, 4.789%, 08/10/2046	887,332	0.5
178,111	COMM 2012-CCRE1 A3 Mortgage Trust, 3.391%, 05/15/2045	180,962	0.1
120,000 (1)(4)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	101,862	0.1
680,000 (1)(4)	COMM 2013-SFS A2 Mortgage Trust, 2.987%, 04/12/2035	683,377	0.4
1,100,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 1.935%, (US0001M + 1.230%), 05/15/2036	1,039,315	0.6
210,353 (1)	CSWF 2018-TOP C, 2.155%, (US0001M + 1.450%), 08/15/2035	175,014	0.1
1,120,000 (1)(4)	DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/2044	1,131,241	0.7
793,000 (1)(4)	DBUBS 2011-LC1A E, 5.689%, 11/10/2046	763,243	0.4
530,000 (1)(4)	DBUBS 2011-LC2A D, 5.530%, 07/10/2044	516,494	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (1)(4)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	$796,527	0.5
1,000,000 (1)(4)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	962,953	0.6
51,089 (4)	Ginnie Mae 2011-53 B, 3.924%, 05/16/2051	52,470	0.0
219,858	Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	223,822	0.1
51,011 (4)	Ginnie Mae 2015-21 AF, 2.078%, 07/16/2048	51,382	0.0
174,998	Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	176,660	0.1
74,986	Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	76,094	0.1
376,451	Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	380,796	0.2
183,891	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	186,150	0.1
78,626	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	79,635	0.1
140,545	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	142,744	0.1
502,504	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	509,111	0.3
331,760	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	337,091	0.2
142,457	Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	144,385	0.1
250,000 (1)(4)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	247,938	0.1
800,000 (1)	Great Wolf Trust 2019-WOLF A, 1.739%, (US0001M + 1.034%), 12/15/2029	738,974	0.4
330,000 (1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	313,593	0.2
1,039,000 (1)(4)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	905,486	0.5
1,070,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P C, 2.205%, (US0001M + 1.500%), 10/15/2036	952,111	0.5
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
870,000 (1)(4)	GS Mortgage Securities Trust 2011-GC3 D, 5.637%, 03/10/2044	$861,529	0.5
290,000 (1)(4)	GS Mortgage Securities Trust 2012-GC6 C, 5.651%, 01/10/2045	285,916	0.2
320,000 (1)	GS Mortgage Securities Trust 2018-HART A, 1.795%, (US0001M + 1.090%), 10/15/2031	310,460	0.2
1,030,000 (1)	Hawaii Hotel Trust 2019-MAUI E, 2.864%, (US0001M + 2.350%), 05/15/2038	762,073	0.4
330,000 (1)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	325,662	0.2
700,000 (1)(4)	Irvine Core Office Trust 2013-IRV A2, 3.173%, 05/15/2048	710,417	0.4
280,906 (1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	282,322	0.2
730,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 C, 5.636%, 11/15/2043	643,585	0.4
1,040,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.419%, 08/15/2046	1,062,002	0.6
500,000 (4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	498,658	0.3
210,000 (4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.113%, 12/15/2047	195,022	0.1
900,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	756,045	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
300,000 (1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES D, 3.621%, 09/05/2032	$295,530	0.2
1,539	JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	1,550	0.0
1,100,000 (1)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.198%, 11/15/2045	991,898	0.6
820,000 (4)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.679%, 04/15/2047	750,706	0.4
226,104	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 ASB, 2.699%, 12/15/2048	227,677	0.1
97,238	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	97,908	0.1
330,000 (4)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 C, 4.909%, 04/15/2047	305,289	0.2
164,598	Morgan Stanley Capital I 2011-C3 A4, 4.118%, 07/15/2049	167,574	0.1
600,000 (1)(4)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	521,743	0.3
290,000 (1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	282,390	0.2
910,000	Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	951,744	0.5
720,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4, 2.918%, 02/15/2046	729,233	0.4
550,000 (1)	Morgan Stanley Capital I Trust 2011-C1 G, 4.193%, 09/15/2047	444,632	0.3
340,000 (1)(4)	Wells Fargo Commercial Mortgage Trust 2010-C1 B, 5.276%, 11/15/2043	341,243	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
224,000	Wells Fargo Commercial Mortgage Trust 2017-RC1 A2, 3.118%, 01/15/2060	$228,393	0.1
1,198,986	WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/2044	1,222,156	0.7
567,391 (1)	West Town Mall Trust 2017-KNOX A, 3.823%, 07/05/2030	572,771	0.3
465,000 (1)(4)	WFRBS Commercial Mortgage Trust 2012-C6 D, 5.579%, 04/15/2045	445,711	0.3
4,095,440	Other Securities	4,174,193	2.4
	Total Commercial Mortgage- Backed Securities (Cost $37,876,500)	35,247,048	20.5
ASSET-BACKED SECURITIES: 19.5%
	Automobile Asset-Backed Securities: 7.6%
700,000	AmeriCredit Automobile Receivables Trust 2020-1 A3, 1.110%, 08/19/2024	686,638	0.4
450,000	CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	450,320	0.3
100,000	Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	100,575	0.0
500,000	Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	497,175	0.3
550,000	Carmax Auto Owner Trust 2019-4 A4, 2.130%, 07/15/2025	538,673	0.3
500,000	GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	500,211	0.3
850,000	GM Financial Automobile Leasing Trust 2019-2 A4, 2.720%, 03/20/2023	852,492	0.5
300,000	GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	296,370	0.1
300,000	GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	302,293	0.2
350,000 (1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	348,926	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
266,655 (1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	$267,098	0.2
400,000	Santander Drive Auto Receivables Trust 2019-1 B, 3.210%, 09/15/2023	399,666	0.2
550,000	Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	545,239	0.3
150,000 (1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	149,913	0.1
78,140 (1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	78,204	0.0
300,000 (1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	297,788	0.2
300,000 (1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	266,534	0.2
900,000 (1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	886,542	0.5
165,200 (1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	166,179	0.1
800,000	Toyota Auto Receivables 2019-B A4 Owner Trust, 2.600%, 11/15/2024	805,853	0.5
350,000	Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	347,743	0.2
4,343,920	Other Securities	4,360,741	2.5
		13,145,173	7.6
	Credit Card Asset-Backed Securities: 1.5%
700,000	BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	710,397	0.4
800,000	Capital One Multi-Asset Execution Trust 2019-A2 A2, 1.720%, 08/15/2024	811,508	0.5
600,000 (1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	603,082	0.3
450,000	Other Securities	459,266	0.3
		2,584,253	1.5
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities: 0.0%
4,729	Other Securities	$4,740	0.0

	Other Asset-Backed Securities: 9.6%
600,000 (1)	Allegany Park CLO Ltd. 2019-1A A, 3.164%, (US0003M + 1.330%), 01/20/2033	561,754	0.3
700,000 (1)	Apidos CLO XXXII 2019-32A A1, 3.003%, (US0003M + 1.320%), 01/20/2033	656,961	0.4
400,000 (1)	Arbor Realty Commercial Real Estate Notes 2019-FL2 A Ltd., 1.905%, (US0001M + 1.200%), 06/15/2034	381,349	0.2
400,000 (1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.061%, (US0003M + 1.230%), 01/15/2030	365,815	0.2
250,000 (1)	Babson CLO Ltd. 2017-1A A2, 3.169%, (US0003M + 1.350%), 07/18/2029	232,858	0.1
500,000 (1)	Barings Clo Ltd. 2019-4A A1, 3.233%, (US0003M + 1.330%), 01/15/2033	466,644	0.3
600,000 (1)	Beechwood Park CLO Ltd. 2019-1A A1, 3.233%, (US0003M + 1.330%), 01/17/2033	560,746	0.3
250,000 (1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.019%, (US0003M + 1.200%), 01/20/2031	221,855	0.1
250,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.086%, (US0003M + 1.250%), 10/17/2030	234,765	0.1
250,000 (1)	CIFC Funding 2013-2A A1LR, 3.037%, (US0003M + 1.210%), 10/18/2030	238,545	0.2
250,000 (1)	CIFC Funding 2015-IA ARR Ltd., 2.912%, (US0003M + 1.110%), 01/22/2031	235,674	0.2
600,000 (1)	CIFC Funding 2019-6A A1 Ltd., 3.237%, (US0003M + 1.330%), 01/16/2033	563,707	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (1)	CIFC Funding 2019-6A A2 Ltd., 3.657%, (US0003M + 1.750%), 01/16/2033	$232,427	0.1
250,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 2.999%, (US0003M + 1.180%), 10/20/2030	236,457	0.1
300,000 (1)	Dryden 68 CLO Ltd. 2019-68A A, 3.141%, (US0003M + 1.310%), 07/15/2032	279,017	0.2
250,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 3.181%, (US0003M + 1.350%), 04/15/2028	229,556	0.1
360,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.892%, (US0003M + 1.200%), 08/15/2030	345,163	0.2
250,000 (1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.069%, (US0003M + 1.250%), 01/20/2030	225,743	0.1
250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.021%, (US0003M + 1.220%), 07/24/2030	237,687	0.2
500,000 (1)	Kayne CLO 6 Ltd. 2019-6A A1, 3.131%, (US0003M + 1.380%), 01/20/2033	466,675	0.3
500,000 (1)	Kayne CLO 7 Ltd. 2020-7A A1, 2.651%, (US0003M + 1.200%), 04/17/2033	422,500	0.3
310,000 (1)	LoanCore 2019-CRE2 A Issuer Ltd., 1.835%, (US0001M + 1.130%), 05/09/2036	290,193	0.2
600,000 (1)	Madison Park Funding XXXVII Ltd. 2019-37A A1, 3.131%, (US0003M + 1.300%), 07/15/2032	563,890	0.3
250,000 (1)	Magnetite XII Ltd. 2015-12A ARR, 2.931%, (US0003M + 1.100%), 10/15/2031	234,467	0.1
850,000 (1)	Marlette Funding Trust 2020-1A B, 2.380%, 03/15/2030	711,229	0.4
340,000 (1)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 3.243%, (US0003M + 1.340%), 01/19/2033	321,956	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
700,000 (1)	Niagara Park Clo Ltd. 2019-B A4, 3.136%, (US0003M + 1.300%), 07/17/2032	$654,740	0.4
250,000 (1)	OCP Clo 2019-17A C1 Ltd., 3.577%, (US0003M + 1.750%), 07/20/2032	226,667	0.1
250,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.139%, (US0003M + 1.320%), 03/17/2030	237,378	0.2
250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.206%, (US0003M + 1.375%), 07/15/2029	225,321	0.1
250,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.169%, (US0003M + 1.350%), 07/19/2030	231,475	0.1
600,000 (1)	Octagon Loan Funding Ltd. 2014-1A ARR, 2.872%, (US0003M + 1.180%), 11/18/2031	561,278	0.3
500,000 (1)	OHA Credit Funding 3 Ltd. 2019-3A A1, 3.139%, (US0003M + 1.320%), 07/20/2032	472,475	0.3
500,000 (1)	OHA Loan Funding 2015-1A A1R2 Ltd., 3.032%, (US0003M + 1.340%), 11/15/2032	468,997	0.3
250,000 (1)	Palmer Square CLO 2013-2A AARR Ltd., 3.036%, (US0003M + 1.200%), 10/17/2031	233,935	0.1
500,000 (1)	Palmer Square CLO 2015-2A A1R2 Ltd., 2.919%, (US0003M + 1.100%), 07/20/2030	473,972	0.3
191,289 (1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	185,794	0.1
211,466 (1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	205,279	0.1
476,304 (1)	SoFi Consumer Loan Program 2020-1 A Trust, 2.020%, 01/25/2029	475,503	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
590,000 (1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 3.231%, (US0003M + 1.400%), 01/15/2033	$536,042	0.3
400,000 (1)	Symphony CLO XXI Ltd. 2019-21A A, 3.742%, (US0003M + 1.380%), 07/15/2032	375,454	0.2
250,000 (1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.049%, (US0003M + 1.230%), 07/20/2030	237,102	0.2
400,000 (1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 3.501%, (US0003M + 1.650%), 01/15/2033	369,950	0.2
300,000 (1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	302,597	0.2
100,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	99,661	0.1
350,000	Other Securities	355,201	0.2
		16,446,454	9.6
	Student Loan Asset-Backed Securities: 0.8%
167,817 (1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	171,898	0.1
384,805 (1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	378,543	0.2
300,000 (1)	Navient Private Education Loan Trust 2014-AA A3, 2.305%, (US0001M + 1.600%), 10/15/2031	288,503	0.2
500,000 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	505,997	0.3
		1,344,941	0.8
	Total Asset-Backed Securities (Cost $34,741,917)	33,525,561	19.5
U.S. GOVERNMENT AGENCY OBLIGATIONS(6): 0.4%
	Federal Home Loan Mortgage Corporation: 0.3%(6)
416,450	5.500%, 01/01/2037- 02/01/2039	465,959	0.3

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(6): (continued)
	Uniform Mortgage-Backed Securities: 0.1%
229,898	Other Securities	$249,667	0.1
	Total U.S. Government Agency Obligations (Cost $690,845)	715,626	0.4
SUPRANATIONAL BONDS: 0.0%
58,000	Other Securities	58,073	0.0
	Total Supranational Bonds (Cost $57,829)	58,073	0.0
	Total Long-Term Investments (Cost $175,770,767)	169,782,749	98.6
SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.1%
239,706 (7)	Citigroup, Inc., Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $239,706, collateralized by various U.S. Government Agency Obligations, 0.150%-8.500%, Market Value plus accrued interest $244,500, due 04/15/21-09/20/69) (Cost $239,706)	239,706	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
1,641,000 (8)	Goldman Sachs Financial Square Government Fund Institutional Shares, 0.340% (Cost $1,641,000)	1,641,000	1.0
	Total Short-Term Investments (Cost $1,880,706)	1,880,706	1.1
	Total Investments in Securities
	(Cost $177,651,473)	$171,663,455	99.7
	Assets in Excess of Other Liabilities	567,135	0.3
	Net Assets	$172,230,590	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of March 31, 2020.

(5)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2020.

(6)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of March 31, 2020.

Reference Rate Abbreviations:
US0001M
1-month LIBOR

US0003M
3-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2020
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$79,776,161	$—	$79,776,161
Collateralized Mortgage Obligations	—	12,982,423	—	12,982,423
Asset-Backed Securities	—	33,525,561	—	33,525,561
Commercial Mortgage-Backed Securities	—	35,247,048	—	35,247,048
Supranational Bonds	—	58,073	—	58,073
U.S. Government Agency Obligations	—	715,626	—	715,626
U.S. Treasury Obligations	—	7,477,857	—	7,477,857
Short-Term Investments	1,641,000	239,706	—	1,880,706
Total Investments, at fair value	$1,641,000	$170,022,455	$—	$171,663,455
Other Financial Instruments+
Centrally Cleared Swaps	—	174,506	—	174,506
Futures	822,137	—	—	822,137
Total Assets	$2,463,137	$170,196,961	$—	$172,660,098
Liabilities Table
Other Financial Instruments+
Futures	$(556,663)	$—	$—	$(556,663)
Total Liabilities	$(556,663)	$—	$—	$(556,663)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

At March 31, 2020, the following futures contracts were outstanding for Voya Short Term Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	244	06/30/20	$53,773,406	$822,137
			$53,773,406	$822,137
Short Contracts:
U.S. Treasury 10-Year Note	(52)	06/19/20	(7,211,750)	(150,975)
U.S. Treasury 5-Year Note	(122)	06/30/20	(15,293,844)	(405,688)
			$(22,505,594)	$(556,663)
At March 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya Short Term Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR1,002,000	$22,646	$174,506
					$22,646	$174,506

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations
EUR – EU Euro
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$822,137
Credit contracts	Net Assets — Unrealized appreciation**	174,506
Total Asset Derivatives		$996,643
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$556,663
Total Liability Derivatives		$556,663

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Short Term Bond Fund	as of March 31, 2020 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—	$—	$347,874	$347,874
Equity contracts	—	(5,922)	—	(5,922)
Interest rate contracts	4,551	122,843	(35,990)	91,404
Total	$4,551	$116,921	$311,884	$433,356
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Futures	Swaps	Total
Credit contracts	$—	$—	$174,506	$174,506
Interest rate contracts	7,807	243,609	—	251,416
Total	$7,807	$243,609	$174,506	$425,922

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

At March 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $177,951,491.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,388,425
Gross Unrealized Depreciation	(7,381,822)
Net Unrealized Depreciation	$(5,993,397)
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 15.3%
	Basic Materials: 1.2%
1,250,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	$1,025,962	0.0
1,925,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,814,848	0.1
800,000 (1)	Aruba Investments, Inc., 8.750%, 02/15/2023	782,996	0.0
250,000 (1)	Braskem Netherlands Finance BV, 4.500%, 01/31/2030	195,500	0.0
1,500,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	1,276,564	0.1
260,000 (1)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	231,238	0.0
675,000 (1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	613,103	0.0
250,000 (1)	Constellium SE, 5.750%, 05/15/2024	225,336	0.0
550,000 (1)	Constellium SE, 6.625%, 03/01/2025	499,109	0.0
1,250,000 (1)	Evraz PLC, 5.250%, 04/02/2024	1,270,619	0.1
800,000 (1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	669,004	0.0
750,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	711,559	0.0
2,000,000 (1)	Inversiones CMPC SA, 3.850%, 01/13/2030	1,810,500	0.1
1,800,000 (1)	MMK International Capital DAC, 4.375%, 06/13/2024	1,787,990	0.1
1,075,000 (1)	Novelis Corp., 5.875%, 09/30/2026	1,062,457	0.0
700,000 (1)	OCI NV, 5.250%, 11/01/2024	612,500	0.0
1,050,000 (1)	OCI NV, 6.625%, 04/15/2023	966,000	0.1
950,000 (1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	953,365	0.0
2,500,000 (1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	2,407,015	0.1
620,000 (1)	SPCM SA, 4.875%, 09/15/2025	590,531	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials (continued)
600,000 (1)(2)	Tronox, Inc., 6.500%, 04/15/2026	$544,545	0.0
12,615,000 (3)	Other Securities	11,827,004	0.5
		31,877,745	1.2
	Communications: 2.3%
450,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	471,622	0.0
550,000 (1)	Altice Finco SA, 7.625%, 02/15/2025	527,310	0.0
775,000 (1)	Block Communications, Inc., 4.875%, 03/01/2028	725,109	0.0
1,100,000 (1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,015,336	0.1
1,300,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,315,626	0.1
600,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	605,736	0.0
750,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	764,676	0.0
1,500,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	1,523,925	0.1
180,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	176,548	0.0
420,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.750%, 03/01/2030	421,281	0.0
950,000 (1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	822,942	0.0
1,250,000 (1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	1,153,375	0.1
500,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	437,537	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
1,025,000 (1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	$850,750	0.0
1,175,000 (1)	CSC Holdings LLC, 5.500%, 05/15/2026	1,223,548	0.1
600,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	607,326	0.0
400,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	428,955	0.0
825,000 (1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	743,013	0.0
550,000 (1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	449,978	0.0
1,225,000 (1)(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	826,018	0.1
750,000 (1)(2)	Entercom Media Corp., 7.250%, 11/01/2024	632,809	0.0
375,000 (1)	Frontier Communications Corp., 8.000%, 04/01/2027	371,936	0.0
900,000 (1)	Gray Television, Inc., 5.125%, 10/15/2024	875,255	0.1
575,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	575,316	0.0
645,000 (1)	GTT Communications, Inc., 7.875%, 12/31/2024	420,862	0.0
325,000 (1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	285,009	0.0
775,000 (1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	492,865	0.0
500,000 (1)	Lamar Media Corp., 3.750%, 02/15/2028	472,440	0.0
175,000 (1)	Lamar Media Corp., 4.000%, 02/15/2030	164,062	0.0
1,000,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	990,550	0.1
425,000 (1)	Match Group, Inc., 4.125%, 08/01/2030	382,234	0.0
950,000 (1)	MDC Partners, Inc., 6.500%, 05/01/2024	719,625	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
475,000 (1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	$463,960	0.0
225,000 (1)	Netflix, Inc., 4.875%, 06/15/2030	229,657	0.0
875,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	829,058	0.1
825,000 (1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	811,016	0.0
450,000 (1)	Altice France SA/France, 7.375%, 05/01/2026	456,998	0.0
245,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	209,118	0.0
475,000 (1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	485,063	0.0
1,225,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,250,051	0.1
385,000 (1)	Sprint Corp., 7.250%, 02/01/2028	388,369	0.0
210,000 (1)	TEGNA, Inc., 4.625%, 03/15/2028	185,719	0.0
775,000 (1)	TEGNA, Inc., 5.000%, 09/15/2029	700,406	0.1
700,000 (1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	675,885	0.0
1,025,000 (1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	868,688	0.1
750,000 (1)	Townsquare Media, Inc., 6.500%, 04/01/2023	726,559	0.0
725,000 (1)	ViaSat, Inc., 5.625%, 09/15/2025	682,338	0.1
265,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	263,158	0.0
600,000 (1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	603,330	0.0
350,000 (1)	Ziggo Bond Co. BV, 5.125%, 02/28/2030	344,969	0.0
200,000 (1)	Ziggo BV, 4.875%, 01/15/2030	196,181	0.0
25,788,000 (3)	Other Securities	26,626,260	1.0
		58,470,357	2.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 1.7%
1,750,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	$1,682,179	0.1
625,000 (1)	Adams Homes, Inc., 7.500%, 02/15/2025	601,562	0.0
700,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	484,697	0.0
725,000 (1)	Allison Transmission, Inc., 5.875%, 06/01/2029	715,551	0.0
450,000 (1)	American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/2028	411,997	0.0
525,000 (1)	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	450,187	0.0
470,000 (1)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	403,025	0.0
200,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	159,500	0.0
600,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	485,247	0.0
1,220,000 (1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	890,234	0.1
475,000 (1)	CCM Merger, Inc., 6.000%, 03/15/2022	393,062	0.0
850,000 (1)	Cedar Fair L.P., 5.250%, 07/15/2029	722,968	0.0
225,000 (1)(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	207,843	0.0
925,000 (1)	Core & Main L.P., 6.125%, 08/15/2025	867,160	0.1
735,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	490,331	0.0
1,375,000 (1)	Golden Nugget, Inc., 6.750%, 10/15/2024	876,370	0.1
675,000 (1)	IAA, Inc., 5.500%, 06/15/2027	656,809	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
725,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	$696,756	0.0
600,000 (1)	International Game Technology PLC, 6.250%, 02/15/2022	554,910	0.0
1,000,000 (1)	International Game Technology PLC, 6.500%, 02/15/2025	892,360	0.1
875,000 (1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	752,986	0.0
625,000 (1)	M/I Homes, Inc., 4.950%, 02/01/2028	535,156	0.0
1,225,000 (1)	Mattel, Inc., 5.875%, 12/15/2027	1,256,299	0.1
800,000 (1)(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	596,440	0.0
650,000 (1)	Motion Bondco DAC, 6.625%, 11/15/2027	471,250	0.0
750,000 (1)	Navistar International Corp., 6.625%, 11/01/2025	629,066	0.0
880,000 (1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	660,363	0.0
675,000 (1)	Performance Food Group, Inc., 5.500%, 10/15/2027	631,176	0.0
495,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	491,287	0.0
1,000,000 (1)	PetSmart, Inc., 7.125%, 03/15/2023	949,500	0.1
685,000 (1)	Scientific Games International, Inc., 5.000%, 10/15/2025	601,088	0.1
475,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	294,761	0.0
825,000 (1)	Scientific Games International, Inc., 8.250%, 03/15/2026	532,729	0.0
475,000 (1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	431,063	0.0
415,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	339,263	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
1,085,000 (1)	Station Casinos LLC, 5.000%, 10/01/2025	$911,736	0.1
575,000 (1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	518,338	0.0
725,000 (1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	663,774	0.0
975,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	575,894	0.0
675,000 (1)	William Carter Co/The, 5.625%, 03/15/2027	651,734	0.0
250,000 (1)	WMG Acquisition Corp., 5.000%, 08/01/2023	250,311	0.0
950,000 (1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	913,425	0.1
18,848,000 (3)	Other Securities	16,605,676	0.7
		42,906,063	1.7
	Consumer, Non-cyclical: 2.2%
875,000 (1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	757,026	0.0
425,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	423,937	0.0
725,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	741,929	0.0
525,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	516,799	0.0
700,000 (1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	664,557	0.1
675,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	645,300	0.0
1,850,000 (1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	1,943,517	0.1
530,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	499,525	0.0
675,000 (1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	686,175	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
475,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	$470,846	0.0
525,000 (1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	547,339	0.0
1,200,000 (1)	Bristol-Myers Squibb Co., 4.550%, 02/20/2048	1,527,630	0.1
750,000 (1)	Cardtronics, Inc./ Cardtronics USA, Inc., 5.500%, 05/01/2025	719,059	0.0
415,000 (1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	404,853	0.0
200,000 (1)	Centene Corp., 3.375%, 02/15/2030	186,750	0.0
625,000 (1)	Centene Corp., 4.625%, 12/15/2029	631,594	0.1
295,000 (1)	Centene Corp., 4.750%, 01/15/2025	300,533	0.0
425,000 (1)	Centene Corp., 5.375%, 06/01/2026	440,155	0.0
950,000 (1)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	885,875	0.0
925,000 (1)	Cott Holdings, Inc., 5.500%, 04/01/2025	903,036	0.0
1,325,000 (1)	DP World Crescent Ltd., 3.750%, 01/30/2030	1,105,050	0.1
625,000 (1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	430,269	0.0
1,250,000 (1)	Garda World Security Corp., 8.750%, 05/15/2025	1,159,338	0.1
1,075,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,062,683	0.0
475,000 (1)	Hertz Corp./The, 6.000%, 01/15/2028	252,011	0.0
475,000 (1)	Hertz Corp./The, 7.125%, 08/01/2026	251,358	0.0
775,000 (1)	Hertz Corp., 5.500%, 10/15/2024	440,623	0.0
445,000 (1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	442,126	0.0
800,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	813,000	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
725,000 (1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	$777,961	0.0
750,000 (1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	778,538	0.0
500,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	505,313	0.0
520,000 (1)	LifePoint Health, Inc., 4.375%, 02/15/2027	493,740	0.0
1,025,000 (1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	899,468	0.0
750,000 (1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	751,931	0.0
525,000 (1)	Pilgrim’s Pride Corp., 5.750%, 03/15/2025	530,909	0.0
550,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	551,072	0.1
380,000 (1)(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	297,343	0.0
1,375,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,406,694	0.1
1,070,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	1,075,890	0.1
95,000 (1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	91,081	0.0
475,000 (1)	Vizient, Inc., 6.250%, 05/15/2027	478,067	0.0
770,000 (1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	676,961	0.0
28,417,000	Other Securities	28,540,554	1.1
		57,708,415	2.2
	Energy: 2.5%
425,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	296,437	0.0
275,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	197,194	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
605,000 (1)	Baytex Energy Corp., 8.750%, 04/01/2027	$235,345	0.0
161,700 (1)	Calfrac Holdings L.P., 10.875%, 03/15/2026	48,510	0.0
340,000 (1)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	337,400	0.0
1,025,000 (1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	1,007,063	0.1
400,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	282,620	0.0
700,000 (1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	499,123	0.1
300,000 (1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	296,700	0.0
595,000 (1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	371,875	0.0
700,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	208,980	0.0
270,000 (1)	Noble Holding International Ltd., 7.875%, 02/01/2026	67,106	0.0
50,000 (1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	35,528	0.0
3,375,000 (1)	Pertamina Persero PT, 3.100%, 01/21/2030	3,003,530	0.1
750,000 (1)(2)	Pertamina Persero PT, 3.100%, 08/25/2030	668,425	0.1
7,350,000	Petrobras Global Finance BV, 5.750%, 02/01/2029	6,971,842	0.3
775,000	Petrobras Global Finance BV, 7.375%, 01/17/2027	796,739	0.0
7,450,000 (1)	Petroleos Mexicanos, 5.950%, 01/28/2031	5,159,870	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
925,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	$487,445	0.0
200,000 (1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.500%, 03/01/2030	156,250	0.0
700,000 (1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	591,885	0.0
51,949,000 (3)	Other Securities	41,901,783	1.6
		63,621,650	2.5
	Financial: 1.9%
115,000 (1)	AG Issuer LLC, 6.250%, 03/01/2028	97,462	0.0
600,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	532,308	0.0
1,200,000 (1)	Altice France Holding SA, 10.500%, 05/15/2027	1,272,000	0.1
1,600,000 (1)	Banco Bradesco SA/Cayman Islands, 3.200%, 01/27/2025	1,466,016	0.1
1,550,000 (1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	1,375,048	0.1
1,200,000 (1)	Banco Votorantim SA, 4.500%, 09/24/2024	1,083,612	0.1
327,000	Bank of America Corp., 2.625%, 10/19/2020	327,540	0.0
409,000 (1)	BPCE SA, 4.500%, 03/15/2025	406,640	0.0
1,000,000	Citigroup, Inc., 4.750%, 05/18/2046	1,150,471	0.1
1,125,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	952,037	0.0
550,000 (1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	435,858	0.0
1,500,000 (1)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	1,405,800	0.1
277,000	JPMorgan Chase & Co., 4.250%, 10/01/2027	305,728	0.0
6,800,000 (5)	JPMorgan Chase & Co., 4.600%, 12/31/2199	5,959,860	0.2
1,050,000 (1)(5)	Kookmin Bank, 4.350%, 12/31/2199	1,010,107	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
740,000 (1)	LPL Holdings, Inc., 4.625%, 11/15/2027	$682,369	0.0
268,000	Morgan Stanley, 4.000%, 07/23/2025	287,375	0.0
1,100,000 (1)(5)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	1,039,500	0.0
950,000 (1)	QNB Finansbank AS, 6.875%, 09/07/2024	881,305	0.0
900,000 (1)	Quicken Loans, Inc., 5.250%, 01/15/2028	886,291	0.0
725,000 (1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	679,144	0.0
725,000 (1)	SBA Communications Corp., 3.875%, 02/15/2027	732,250	0.0
2,000,000 (1)	Turkiye Vakiflar Bankasi TAO, 5.250%, 02/05/2025	1,685,600	0.1
550,000 (1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	526,807	0.0
200,000 (1)	UBS Group AG, 2.950%, 09/24/2020	200,353	0.0
2,019,000	Wells Fargo & Co., 4.300%-4.750%, 07/22/2027-12/07/2046	2,318,371	0.1
23,084,000	Other Securities	22,410,952	0.9
		50,110,804	1.9
	Industrial: 1.4%
520,000 (1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	531,047	0.0
650,000 (1)	Amsted Industries, Inc., 5.625%, 07/01/2027	637,947	0.0
1,225,000 (1)(4)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	1,058,951	0.1
410,000 (1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	402,311	0.0
665,000 (1)	Berry Global, Inc., 5.625%, 07/15/2027	692,062	0.0
700,000 (1)	BMC East LLC, 5.500%, 10/01/2024	681,622	0.0
500,000 (1)	Bombardier, Inc., 6.000%, 10/15/2022	378,750	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
275,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	$191,833	0.0
900,000 (1)	Bombardier, Inc., 8.750%, 12/01/2021	753,075	0.1
607,000 (1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	600,045	0.0
745,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	674,691	0.0
725,000 (1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	677,875	0.0
675,000 (1)	Cascades, Inc./ Cascades USA, Inc., 5.375%, 01/15/2028	649,688	0.0
575,000 (1)	Clean Harbors, Inc., 4.875%, 07/15/2027	566,059	0.0
350,000 (1)	Clean Harbors, Inc., 5.125%, 07/15/2029	328,490	0.0
420,000 (1)	FXI Holdings, Inc., 7.875%, 11/01/2024	286,784	0.0
420,000 (1)	GFL Environmental, Inc., 8.500%, 05/01/2027	424,305	0.0
116,000 (1)	GFL Environmental, Inc., 7.000%, 06/01/2026	113,269	0.0
525,000 (1)	Granite US Holdings Corp., 11.000%, 10/01/2027	454,890	0.0
2,775,000 (1)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	2,471,595	0.1
1,100,000 (1)	Itron, Inc., 5.000%, 01/15/2026	1,054,397	0.1
1,000,000 (1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	951,255	0.1
1,550,000 (1)(2)	Klabin Austria GmbH, 5.750%, 04/03/2029	1,414,468	0.1
900,000 (1)	Koppers, Inc., 6.000%, 02/15/2025	726,723	0.0
520,000 (1)	Masonite International Corp., 5.375%, 02/01/2028	513,942	0.1
500,000 (1)	Masonite International Corp., 5.750%, 09/15/2026	494,271	0.0
545,000 (1)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	416,941	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
725,000 (1)	Norbord, Inc., 5.750%, 07/15/2027	$668,057	0.0
650,000 (1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	641,066	0.1
325,000 (1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	311,187	0.0
885,000 (1)	PGT Innovations, Inc., 6.750%, 08/01/2026	842,040	0.0
725,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	724,090	0.0
200,000 (1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	204,375	0.0
650,000 (1)	Sealed Air Corp., 5.500%, 09/15/2025	663,816	0.0
390,000 (1)	Silgan Holdings, Inc., 4.125%, 02/01/2028	362,700	0.0
725,000 (1)	SSL Robotics LLC, 9.750%, 12/31/2023	752,188	0.0
600,000 (1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	550,181	0.0
975,000 (1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	965,513	0.1
750,000 (1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	747,343	0.0
400,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	375,498	0.0
690,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	657,944	0.1
750,000 (1)	TransDigm, Inc., 5.500%, 11/15/2027	677,288	0.0
181,000 (1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	175,909	0.0
9,334,000	Other Securities	9,382,886	0.4
		36,849,367	1.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: 0.5%
950,000 (1)	Ascend Learning LLC, 6.875%, 08/01/2025	$929,808	0.0
650,000 (1)	Castle US Holding Corp., 9.500%, 02/15/2028	621,156	0.0
1,300,000 (1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,212,211	0.1
345,000 (1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	357,506	0.0
1,000,000 (1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	1,179,118	0.1
450,000 (1)	MSCI, Inc., 5.750%, 08/15/2025	467,923	0.0
650,000 (1)	MTS Systems Corp., 5.750%, 08/15/2027	608,428	0.0
250,000 (1)	Open Text Corp., 3.875%, 02/15/2028	236,172	0.0
350,000 (1)	Open Text Corp., 5.875%, 06/01/2026	369,057	0.0
425,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	401,997	0.0
550,000 (1)	RP Crown Parent LLC, 7.375%, 10/15/2024	528,850	0.0
430,000 (1)	Science Applications International Corp., 4.875%, 04/01/2028	415,219	0.0
1,175,000 (1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,083,973	0.1
1,150,000 (1)(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	978,932	0.1
3,080,000	Other Securities	3,211,129	0.1
		12,601,479	0.5
	Utilities: 1.6%
2,275,000 (1)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	2,025,910	0.1
550,000 (1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	512,187	0.0
1,850,000 (1)	Colbun SA, 3.150%, 03/06/2030	1,623,375	0.1
1,050,000 (1)	Drax Finco PLC, 6.625%, 11/01/2025	1,059,193	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
500,000 (1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	$512,308	0.0
575,000 (1)	Kallpa Generacion SA, 4.125%, 08/16/2027	521,555	0.0
650,000 (1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	615,059	0.0
2,325,000 (1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	2,182,112	0.1
3,950,000	Perusahaan Listrik Negara PT, 4.125%-5.450%, 05/15/2027-05/21/2028	4,067,784	0.2
425,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	440,711	0.0
575,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	596,160	0.0
28,398,000	Other Securities	26,185,859	1.0
		40,342,213	1.6
	Total Corporate Bonds/Notes (Cost $437,559,837)	394,488,093	15.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 29.2%
192,890	Adjustable Rate Mortgage Trust 2005-7 7A21, 1.447%, (US0001M + 0.500%), 10/25/2035	190,857	0.0
1,235,488 (1)(5)	Agate Bay Mortgage Trust 2014-1 B4, 3.868%, 07/25/2044	1,183,462	0.1
4,593,424 (1)(5)	Agate Bay Mortgage Trust 2014-2 B2, 3.880%, 09/25/2044	4,407,763	0.2
1,884,306 (1)(5)	Agate Bay Mortgage Trust 2014-2 B4, 3.880%, 09/25/2044	1,776,618	0.1
2,705,769 (1)(5)	Agate Bay Mortgage Trust 2015-2 B3, 3.723%, 03/25/2045	2,578,668	0.1
1,218,542 (1)(5)	Agate Bay Mortgage Trust 2015-4 B3, 3.573%, 06/25/2045	1,117,776	0.0
2,597,597 (1)(5)	Agate Bay Mortgage Trust 2016-1 B3, 3.772%, 12/25/2045	2,423,532	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,000,000 (1)(5)	Agate Bay Mortgage Trust 2016-1 B4, 3.772%, 12/25/2045	$761,337	0.0
1,137,085 (1)(5)	Agate Bay Mortgage Trust 2016-2 B4, 3.795%, 03/25/2046	849,839	0.0
724,807	Alternative Loan Trust 2004-J7 MI, 1.967%, (US0001M + 1.020%), 10/25/2034	663,857	0.0
135,461	Alternative Loan Trust 2005-10CB 1A1, 1.447%, (US0001M + 0.500%), 05/25/2035	102,581	0.0
540,404	Alternative Loan Trust 2005-10CB 1A2, 1.397%, (US0001M + 0.450%), 05/25/2035	408,295	0.0
568,540	Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	517,217	0.0
191,658	Alternative Loan Trust 2005-51 3A2A, 3.256%, (12MTA + 1.290%), 11/20/2035	158,780	0.0
61,790	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	56,442	0.0
289,669	Alternative Loan Trust 2005-J2 1A12, 1.347%, (US0001M + 0.400%), 04/25/2035	225,346	0.0
38,209	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	26,498	0.0
705,858	Alternative Loan Trust 2006-18CB A10, 1.347%, (US0001M + 0.400%), 07/25/2036	325,430	0.0
168,133	Alternative Loan Trust 2006-19CB A12, 1.347%, (US0001M + 0.400%), 08/25/2036	89,537	0.0
712,005	Alternative Loan Trust 2006-19CB A28, 1.547%, (US0001M + 0.600%), 08/25/2036	388,488	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,194,923	Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	$948,335	0.1
450,985	Alternative Loan Trust 2006-HY11 A1, 1.067%, (US0001M + 0.120%), 06/25/2036	384,328	0.0
1,250,225	Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	991,237	0.1
182,915	Alternative Loan Trust 2007-2CB 2A1, 1.547%, (US0001M + 0.600%), 03/25/2037	90,238	0.0
321,734	Alternative Loan Trust 2007-HY8C A1, 1.107%, (US0001M + 0.160%), 09/25/2047	269,609	0.0
908,176	Alternative Loan Trust 2007-OA4 A1, 1.117%, (US0001M + 0.170%), 05/25/2047	750,272	0.1
1,648,982 (1)(5)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	1,574,338	0.1
536,518	Banc of America Funding 2007-2 1A16 Trust, 1.547%, (US0001M + 0.600%), 03/25/2037	383,197	0.0
2,559,545	Banc of America Funding 2007-C 7A1 Trust, 0.983%, (US0001M + 0.210%), 05/20/2047	2,314,979	0.1
2,500,000 (1)(5)	Chase Home Lending Mortgage Trust 2019-ATR1 A5, 4.000%, 04/25/2049	2,420,553	0.1
992,059 (1)(5)	Chase Mortgage Finance Corp. 2019-1 B2, 3.967%, 03/25/2050	803,239	0.0
1,289,677 (1)(5)	Chase Mortgage Finance Corp. 2019-1 B3, 3.967%, 03/25/2050	1,247,748	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
686,896 (1)(5)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	$696,715	0.0
565,325	CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 3.939%, (US0012M + 1.750%), 02/20/2036	493,467	0.0
1,867,206 (1)(5)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,859,445	0.1
1,382,433 (1)(5)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	1,384,781	0.1
868,126 (1)(5)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	840,676	0.0
1,302,190 (1)(5)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,329,424	0.0
2,593,318 (1)(5)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	2,613,305	0.1
3,223,294 (1)(5)	CIM Trust 2019-J2 B2, 3.856%, 10/25/2049	2,620,378	0.1
2,023,975 (1)(5)	CIM Trust 2019-J2 B3, 3.856%, 10/25/2049	1,569,029	0.1
1,799,180 (1)(5)	CIM Trust 2019-J1 B3, 4.010%, 08/25/2049	1,436,395	0.1
710,239	Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	681,481	0.1
114,378 (5)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.982%, 03/25/2036	93,976	0.0
78,633 (5)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.344%, 11/25/2036	59,547	0.0
350,202 (1)(5)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	335,073	0.0
235,154 (5)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 4.592%, 08/25/2035	219,107	0.0
644,209	Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	620,207	0.0
1,000,000 (1)(5)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	925,338	0.0
4,057,318 (1)(5)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	3,981,142	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,000,000 (1)	Connecticut Avenue Securities Trust 2019-R07 1M2, 3.047%, (US0001M + 2.100%), 10/25/2039	$4,933,070	0.2
3,000,000 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.947%, (US0001M + 2.000%), 01/25/2040	1,987,726	0.1
26,377	Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.447%, (US0001M + 0.500%), 11/25/2035	11,784	0.0
915,432	Countrywide Asset-Backed Certificates 2005-IM1 M1, 1.667%, (US0001M + 0.720%), 11/25/2035	859,395	0.0
4,022,249 (1)(6)	CSMC 2019-AFC1 A3 Trust, 2.877% (Step Rate @ 3.877% on 0), 07/25/2049	3,886,352	0.2
800,000 (1)(5)	CSMC 2017-HL1 A12 Trust, 3.500%, 06/25/2047	763,827	0.0
1,670,168 (1)(5)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	1,720,328	0.1
1,500,000 (1)(5)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,415,032	0.0
1,400,000 (1)(5)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,351,664	0.0
2,126,000 (1)(5)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	2,063,740	0.1
2,000,000 (1)(5)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	1,902,668	0.1
2,000,000 (1)(5)	Deephaven Residential Mortgage Trust 2019-4 M1, 3.484%, 10/25/2059	1,719,559	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000 (1)(5)	Deephaven Residential Mortgage Trust 2020-1 M1, 3.010%, 01/25/2060	$1,636,509	0.1
648,499	Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 1.247%, (US0001M + 0.300%), 04/25/2037	397,689	0.0
144,326 (1)(5)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.802%, 06/27/2037	127,882	0.0
2,289,759 (1)(5)	Ellington Financial Mortgage Trust 2019-2 A3, 3.046%, 11/25/2059	2,219,705	0.1
753,365 (7)	Fannie Mae 2007-18 BS, 5.653%, (-1.000*US0001M + 6.600%), 06/25/2035	148,370	0.0
2,193,589 (7)	Fannie Mae 2008-94 SI, 4.553%, (-1.000*US0001M + 5.500%), 04/25/2036	564,922	0.0
723,095 (7)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	17,946	0.0
301,270	Fannie Mae 2010-15 FD, 1.687%, (US0001M + 0.740%), 03/25/2040	302,749	0.0
804,663	Fannie Mae 2011-47 GF, 1.517%, (US0001M + 0.570%), 06/25/2041	802,704	0.0
225,037	Fannie Mae 2012-10 UF, 1.497%, (US0001M + 0.550%), 02/25/2042	225,219	0.0
300,951 (7)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	60,307	0.0
1,096,703 (7)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	67,216	0.0
6,570,135 (7)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	419,705	0.0
1,698,350 (7)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	40,838	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
36,711,724 (7)	Fannie Mae 2018-86 US, 5.253%, (-1.000*US0001M + 6.200%), 12/25/2048	$7,365,598	0.3
3,050,000	Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.197%, (US0001M + 4.250%), 04/25/2029	2,968,612	0.1
121,246	Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.847%, (US0001M + 4.900%), 11/25/2024	116,788	0.0
2,024,945	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.947%, (US0001M + 4.000%), 05/25/2025	1,902,459	0.1
1,542,709	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.947%, (US0001M + 5.000%), 07/25/2025	1,502,320	0.1
2,074,450	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 6.497%, (US0001M + 5.550%), 04/25/2028	1,942,007	0.1
4,739,406	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.247%, (US0001M + 4.300%), 02/25/2025	4,512,521	0.2
1,566,653	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 7.897%, (US0001M + 6.950%), 08/25/2028	1,580,925	0.1
4,824,509	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 5.197%, (US0001M + 4.250%), 01/25/2029	4,587,598	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,056,023	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 5.397%, (US0001M + 4.450%), 01/25/2029	$5,844,521	0.2
8,147,224	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 5.297%, (US0001M + 4.350%), 05/25/2029	7,858,885	0.3
2,484,671	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.497%, (US0001M + 3.550%), 07/25/2029	2,300,380	0.1
4,900,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.597%, (US0001M + 3.650%), 09/25/2029	3,576,713	0.1
8,500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.947%, (US0001M + 3.000%), 10/25/2029	7,639,342	0.3
1,400,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 3.797%, (US0001M + 2.850%), 11/25/2029	1,239,033	0.1
6,210,682	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.147%, (US0001M + 2.200%), 01/25/2030	5,555,926	0.2
4,927,295	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 3.597%, (US0001M + 2.650%), 02/25/2030	4,390,972	0.2
4,450,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.347%, (US0001M + 2.400%), 05/28/2030	4,013,520	0.2
5,762,875	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 3.447%, (US0001M + 2.500%), 05/25/2030	5,042,531	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,133,077	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 3.747%, (US0001M + 2.800%), 02/25/2030	$4,338,727	0.2
4,010,839	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.147%, (US0001M + 2.200%), 08/25/2030	3,358,739	0.1
3,200,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.097%, (US0001M + 2.150%), 10/25/2030	2,697,857	0.1
7,632,777	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.497%, (US0001M + 2.550%), 12/25/2030	6,340,383	0.2
12,200,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 3.297%, (US0001M + 2.350%), 01/25/2031	10,392,552	0.4
6,403,855	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.947%, (US0001M + 2.000%), 03/25/2031	5,703,628	0.2
4,295,076	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 3.047%, (US0001M + 2.100%), 03/25/2031	3,653,852	0.1
8,540,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 3.197%, (US0001M + 2.250%), 07/25/2030	7,483,482	0.3
6,971,255 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 3.247%, (US0001M + 2.300%), 08/25/2031	5,841,811	0.2
3,000,000 (1)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 3.047%, (US0001M + 2.100%), 06/25/2039	2,474,575	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,454,425 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 3.347%, (US0001M + 2.400%), 04/25/2031	$2,125,203	0.1
5,894,116 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 3.397%, (US0001M + 2.450%), 07/25/2031	4,947,212	0.2
1,500,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.997%, (US0001M + 2.050%), 01/25/2040	912,955	0.0
5,255,571	Fannie Mae Connecticut Avenue Securities, 6.647%, (US0001M + 5.700%), 04/25/2028	5,262,467	0.2
4,371,194	Fannie Mae Connecticut Avenue Securities, 6.847%, (US0001M + 5.900%), 10/25/2028	4,308,995	0.2
173,855 (7)	Fannie Mae REMIC Trust 2000-26 SP, 7.553%, (-1.000*US0001M + 8.500%), 08/25/2030	42,851	0.0
219,633 (7)	Fannie Mae REMIC Trust 2002-13 SR, 5.653%, (-1.000*US0001M + 6.600%), 03/25/2032	39,026	0.0
120,533 (7)	Fannie Mae REMIC Trust 2004-64 SW, 6.103%, (-1.000*US0001M + 7.050%), 08/25/2034	26,039	0.0
85,308 (7)	Fannie Mae REMIC Trust 2004-66 SE, 5.553%, (-1.000*US0001M + 6.500%), 09/25/2034	16,765	0.0
432,621 (7)	Fannie Mae REMIC Trust 2009-25 SN, 5.603%, (-1.000*US0001M + 6.550%), 04/25/2039	110,375	0.0
179,209 (7)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	7,484	0.0
19,508,490 (7)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	33,112	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
921,145 (7)	Fannie Mae REMIC Trust 2013-116 SC, 5.253%, (-1.000*US0001M + 6.200%), 04/25/2033	$68,902	0.0
1,972,566 (7)	Fannie Mae REMICS 2004-53 UC, 6.603%, (-1.000*US0001M + 7.550%), 07/25/2034	482,912	0.0
2,150,893 (7)	Fannie Mae REMICS 2005-59 NS, 5.803%, (-1.000*US0001M + 6.750%), 05/25/2035	282,502	0.0
6,931,902 (7)	Fannie Mae REMICS 2007-22 SD, 5.453%, (-1.000*US0001M + 6.400%), 03/25/2037	1,591,252	0.1
5,233,818 (7)	Fannie Mae REMICS 2007-30 IE, 5.793%, (-1.000*US0001M + 6.740%), 04/25/2037	1,448,803	0.1
3,606,912 (7)	Fannie Mae REMICS 2007-55 S, 5.813%, (-1.000*US0001M + 6.760%), 06/25/2037	810,124	0.0
7,733,501 (7)	Fannie Mae REMICS 2011-123 SD, 5.653%, (-1.000*US0001M + 6.600%), 08/25/2039	666,782	0.0
24,947,450 (7)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	1,608,327	0.1
20,285,178 (7)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	1,352,804	0.1
6,941,173 (7)	Fannie Mae REMICS 2012-150 PS, 5.203%, (-1.000*US0001M + 6.150%), 01/25/2043	1,336,209	0.1
20,653,008 (7)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	1,199,894	0.1
7,931,512 (7)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	500,502	0.0
8,890,495 (7)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	648,387	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,013,955 (7)	Fannie Mae REMICS 2013-97 JS, 5.203%, (-1.000*US0001M + 6.150%), 04/25/2038	$1,108,851	0.0
13,714,612 (7)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	2,081,028	0.1
29,726,133 (7)	Fannie Mae REMICS 2019-17 SA, 5.153%, (-1.000*US0001M + 6.100%), 04/25/2049	6,058,364	0.2
28,913,769 (7)	Fannie Mae REMICS 2019-8 SB, 5.153%, (-1.000*US0001M + 6.100%), 03/25/2049	5,664,150	0.2
609,562	Fannie Mae Series 2006-11 FA, 1.247%, (US0001M + 0.300%), 03/25/2036	602,178	0.0
1,700,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 4.513%, (US0001M + 3.650%), 02/25/2040	1,163,334	0.0
1,000,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 5.047%, (US0001M + 4.100%), 07/25/2039	545,151	0.0
1,800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 4.513%, (US0001M + 3.650%), 02/25/2040	1,231,765	0.1
915,578 (7)	Fannie Mae Interest Strip Series 346 6, 5.000%, 10/25/2033	146,883	0.0
183,586	Fannie Mae REMICS 2006-46 SP, 20.729%, (-3.667*US0001M + 24.200%), 06/25/2036	276,552	0.0
615,582 (7)	Fannie Mae REMICS 2010-102 DI, 4.000%, 06/25/2029	13,809	0.0
577,888 (7)	Fannie Mae REMICS 2011-48 HI, 4.000%, 10/25/2038	20,638	0.0
2,045,697 (7)	Fannie Mae REMICS 2012-121 DI, 2.500%, 11/25/2027	101,219	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,174,247 (7)	Fannie Mae REMICS 2012-148 IB, 3.500%, 01/25/2028	$393,575	0.0
2,723,443 (7)	Fannie Mae REMICS 2013-137 PI, 5.000%, 10/25/2041	383,792	0.0
20,308,686 (7)	Fannie Mae REMICS 2013-19 JS, 5.253%, (-1.000*US0001M + 6.200%), 10/25/2041	2,593,500	0.1
2,311,886 (7)	Fannie Mae REMICS 2013-2 NI, 4.000%, 02/25/2043	325,689	0.0
2,902,176 (7)	Fannie Mae REMICS 2013-41 BI, 3.000%, 05/25/2028	170,116	0.0
2,684,107 (7)	Fannie Mae REMICS 2013-69 PI, 3.000%, 04/25/2033	214,658	0.0
12,765,220 (7)	Fannie Mae REMICS 2016-19 SB, 5.153%, (-1.000*US0001M + 6.100%), 04/25/2046	2,508,405	0.1
3,641,274 (7)	Fannie Mae REMICS 2016-4 BI, 4.000%, 02/25/2046	589,410	0.0
2,480,974 (7)	Fannie Mae REMICS 2016-61 PI, 4.500%, 01/25/2046	405,437	0.0
800,000 (1)(5)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	766,695	0.0
668,322 (1)(5)	Flagstar Mortgage Trust 2018-1 B3, 4.026%, 03/25/2048	614,566	0.0
4,807,685 (1)(5)	Flagstar Mortgage Trust 2018-2 B2, 4.042%, 04/25/2048	4,560,178	0.2
3,721,058 (1)(5)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	3,784,143	0.2
971,120 (1)(5)	Flagstar Mortgage Trust 2018-5 B3, 4.536%, 09/25/2048	891,435	0.0
675,000 (1)(5)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	690,640	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,674,581 (1)(5)	Flagstar Mortgage Trust 2018-6RR B1, 5.004%, 10/25/2048	$3,254,344	0.1
1,490,592 (1)(5)	Flagstar Mortgage Trust 2019-2 B1, 4.184%, 12/25/2049	1,317,639	0.1
2,086,829 (1)(5)	Flagstar Mortgage Trust 2019-2 B2, 4.184%, 12/25/2049	1,721,032	0.1
3,860,690 (1)(5)	Flagstar Mortgage Trust 2018-4 B3, 4.322%, 07/25/2048	3,558,428	0.1
3,495,248 (1)(5)	Flagstar Mortgage Trust 2020-1NV B2A, 4.356%, 03/25/2050	3,023,043	0.1
3,000,000 (1)(5)	Flagstar Mortgage Trust 2020-1NV B3, 4.356%, 03/25/2050	2,567,231	0.1
1,645,076 (7)	Freddie Mac 2009-70 PS, 5.803%, (-1.000*US0001M + 6.750%), 01/25/2037	416,504	0.0
260,941 (7)	Freddie Mac 2524 SH, 6.795%, (-1.000*US0001M + 7.500%), 11/15/2032	27,537	0.0
442,042 (7)	Freddie Mac 2525 SM, 7.295%, (-1.000*US0001M + 8.000%), 02/15/2032	108,403	0.0
425,625 (7)	Freddie Mac 2981 CS, 6.015%, (-1.000*US0001M + 6.720%), 05/15/2035	82,847	0.0
236,955 (7)	Freddie Mac 2989 HS, 6.445%, (-1.000*US0001M + 7.150%), 08/15/2034	112,562	0.0
230,684 (7)	Freddie Mac 3018 SM, 6.495%, (-1.000*US0001M + 7.200%), 08/15/2035	55,349	0.0
2,251,728 (7)	Freddie Mac 3222 SN, 5.895%, (-1.000*US0001M + 6.600%), 09/15/2036	477,869	0.0
410,018 (5)(7)	Freddie Mac 324 144, 6.000%, 06/15/2039	80,087	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
828,028 (7)	Freddie Mac 3523 SA, 5.295%, (-1.000*US0001M + 6.000%), 09/15/2036	$171,718	0.0
707,221 (7)	Freddie Mac 3582 MS, 5.445%, (-1.000*US0001M + 6.150%), 10/15/2039	155,342	0.0
1,108,650 (7)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	185,137	0.0
4,593,134 (7)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	356,638	0.0
171,995 (7)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	27,934	0.0
8,274,433 (7)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	1,660,869	0.1
124,584 (7)	Freddie Mac REMIC Trust 2266 S, 7.845%, (-1.000*US0001M + 8.550%), 11/15/2030	24,774	0.0
205,291 (7)	Freddie Mac REMIC Trust 2374 S, 7.395%, (-1.000*US0001M + 8.100%), 06/15/2031	50,819	0.0
114,261 (7)	Freddie Mac REMIC Trust 2417 SY, 7.695%, (-1.000*US0001M + 8.400%), 12/15/2031	30,249	0.0
227,979 (7)	Freddie Mac REMIC Trust 2577 SA, 6.745%, (-1.000*US0001M + 7.450%), 02/15/2033	55,621	0.0
1,631	Freddie Mac REMIC Trust 2973 SB, 15.750%, (-3.667*US0001M + 18.333%), 05/15/2035	1,642	0.0
109,965 (7)	Freddie Mac REMIC Trust 2981 SU, 7.095%, (-1.000*US0001M + 7.800%), 05/15/2030	25,662	0.0
167,386	Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	190,893	0.0
753,101 (7)	Freddie Mac REMIC Trust 3049 PI, 5.945%, (-1.000*US0001M + 6.650%), 10/15/2035	169,564	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
61,296	Freddie Mac REMIC Trust 3085 SK, 57.544%, (-12.000*US0001M + 66.000%), 12/15/2035	$200,340	0.0
84,019 (8)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	78,941	0.0
115,017 (7)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	3,345	0.0
211,787 (7)	Freddie Mac REMIC Trust 3624 TS, 4.095%, (-1.000*US0001M + 4.800%), 01/15/2040	32,561	0.0
332,480 (7)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	46,303	0.0
1,155,590 (7)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	128,703	0.0
2,025,894 (7)	Freddie Mac REMICS 2781 SB, 6.445%, (-1.000*US0001M + 7.150%), 04/15/2034	456,394	0.0
658,409	Freddie Mac REMICS 2921 PF, 1.055%, (US0001M + 0.350%), 01/15/2035	650,654	0.0
4,924,872 (7)	Freddie Mac REMICS 3128 JI, 5.925%, (-1.000*US0001M + 6.630%), 03/15/2036	1,210,899	0.1
20,481,376 (7)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	1,095,100	0.1
10,035,967 (7)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	668,795	0.0
47,452,501 (7)	Freddie Mac REMICS 4273 PS, 5.395%, (-1.000*US0001M + 6.100%), 11/15/2043	9,975,669	0.4
3,954,947 (7)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	566,289	0.0
1,260,530	Freddie Mac REMICS Trust 3740 FB, 1.205%, (US0001M + 0.500%), 10/15/2040	1,248,827	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,300,000 (1)	Freddie Mac STACR Trust 2018-DNA2 M2, 3.097%, (US0001M + 2.150%), 12/25/2030	$2,725,735	0.1
2,200,000 (1)	Freddie Mac STACR Trust 2018-DNA3 M2, 3.047%, (US0001M + 2.100%), 09/25/2048	1,838,047	0.1
2,000,000 (1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 3.247%, (US0001M + 2.300%), 10/25/2048	1,657,474	0.1
1,502,435 (7)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	321,606	0.0
767,141 (7)	Freddie Mac Strips Series 237 S23, 6.395%, (-1.000*US0001M + 7.100%), 05/15/2036	177,737	0.0
1,126,716 (7)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	126,980	0.0
1,092,445	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.947%, (US0001M + 4.000%), 08/25/2024	1,048,626	0.0
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.647%, (US0001M + 4.700%), 04/25/2028	1,116,484	0.1
487,675	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 5.647%, (US0001M + 4.700%), 03/25/2028	466,961	0.0
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.497%, (US0001M + 5.550%), 07/25/2028	6,043,896	0.2
4,665,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 6.097%, (US0001M + 5.150%), 11/25/2028	4,477,353	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.797%, (US0001M + 3.850%), 03/25/2029	$451,913	0.0
7,910,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.397%, (US0001M + 3.450%), 10/25/2029	7,153,839	0.3
2,750,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.447%, (US0001M + 2.500%), 03/25/2030	2,404,852	0.1
8,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.497%, (US0001M + 3.550%), 08/25/2029	6,996,225	0.3
5,550,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.597%, (US0001M + 2.650%), 12/25/2029	4,873,565	0.2
3,592,626	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.297%, (US0001M + 2.350%), 04/25/2030	3,127,529	0.1
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 2.747%, (US0001M + 1.800%), 07/25/2030	832,272	0.0
3,277,189	Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 3.247%, (US0001M + 2.300%), 09/25/2030	2,797,950	0.1
5,600,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 3.597%, (US0001M + 2.650%), 01/25/2049	5,000,765	0.2
10,100,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.997%, (US0001M + 2.050%), 04/25/2049	8,481,248	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,346,192 (7)	Freddie Mac REMICS 3298 S, 5.405%, (-1.000*US0001M + 6.110%), 04/15/2037	$501,270	0.0
95,162 (7)	Freddie Mac REMICS 3759 DI, 4.000%, 10/15/2029	1,006	0.0
268,933 (7)	Freddie Mac REMICS 3763 AI, 3.500%, 06/15/2025	6,445	0.0
2,392,428 (7)	Freddie Mac REMICS 3851 PI, 4.000%, 08/15/2038	50,476	0.0
6,204,047 (7)	Freddie Mac REMICS 4097 IC, 2.500%, 08/15/2027	305,636	0.0
1,558,271 (7)	Freddie Mac REMICS 4116 IL, 4.500%, 05/15/2042	245,563	0.0
2,978,103 (7)	Freddie Mac REMICS 4136 QI, 3.000%, 11/15/2032	218,526	0.0
2,224,229 (7)	Freddie Mac REMICS 4143 IK, 4.000%, 10/15/2041	167,111	0.0
2,225,854 (7)	Freddie Mac REMICS 4153 YI, 3.000%, 09/15/2042	110,229	0.0
3,785,716 (7)	Freddie Mac REMICS 4157 IH, 3.500%, 01/15/2043	442,536	0.0
2,562,484 (7)	Freddie Mac REMICS 4162 DI, 2.000%, 02/15/2028	108,876	0.0
2,009,868 (7)	Freddie Mac REMICS 4266 LI, 3.500%, 06/15/2028	103,987	0.0
1,046,048	Freddie Mac REMICS 4385 LS, 6.170%, (-2.333*US0001M + 9.333%), 07/15/2037	1,435,918	0.1
4,155,622 (7)	Freddie Mac REMICS 4494 LI, 5.000%, 12/15/2043	517,328	0.0
11,458,428 (7)	Freddie Mac REMICS 4618 SA, 5.295%, (-1.000*US0001M + 6.000%), 09/15/2046	2,280,237	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,070,428 (7)	Freddie Mac REMICS 4708 KI, 4.500%, 11/15/2046	$561,471	0.0
54,616,638 (7)	Freddie Mac REMICS 4903 NS, 5.395%, (-1.000*US0001M + 6.100%), 08/25/2049	10,518,449	0.4
26,985,830 (7)	Freddie Mac REMICS 4909 SJ, 5.345%, (-1.000*US0001M + 6.050%), 09/25/2049	4,634,268	0.2
8,859,663 (7)	Freddie Mac REMICS 4910 SD, 5.345%, (-1.000*US0001M + 6.050%), 06/15/2049	1,682,004	0.1
25,939,171 (7)	Freddie Mac REMICS 4910 SH, 5.345%, (-1.000*US0001M + 6.050%), 09/25/2049	5,122,203	0.2
36,329,521 (7)	Freddie Mac REMICS 4924 SY, 5.345%, (-1.000*US0001M + 6.050%), 10/25/2049	6,219,937	0.2
2,000,000 (1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 2.797%, (US0001M + 1.850%), 02/25/2050	1,301,113	0.1
6,000,000 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.847%, (US0001M + 1.900%), 01/25/2050	3,833,652	0.2
3,069,110 (7)	Freddie Mac Strips 287 IO, 3.000%, 10/15/2027	192,848	0.0
2,840,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1 M2, 4.197%, (US0001M + 3.250%), 07/25/2029	2,536,921	0.1
2,465,199 (1)(5)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,235,603	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,972,159 (1)(5)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	$1,853,971	0.1
659,015 (1)(5)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	648,113	0.0
1,644,892 (1)(5)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	1,580,105	0.1
6,100,682 (7)	Ginnie Mae 2007-59 SC, 5.727%, (-1.000*US0001M + 6.500%), 07/20/2037	1,369,462	0.1
230,824 (7)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	57,434	0.0
37,691,753 (7)	Ginnie Mae 2013-130 SB, 3.469%, (-1.000*US0001M + 5.050%), 09/16/2043	6,184,101	0.2
541,603 (7)	Ginnie Mae Series 2008-40 SA, 5.695%, (-1.000*US0001M + 6.400%), 05/16/2038	118,000	0.0
952,224 (7)	Ginnie Mae Series 2009-116 SJ, 5.775%, (-1.000*US0001M + 6.480%), 12/16/2039	231,484	0.0
932,887 (7)	Ginnie Mae Series 2010-4 SL, 5.695%, (-1.000*US0001M + 6.400%), 01/16/2040	205,901	0.0
248,626 (7)	Ginnie Mae Series 2010-98 QS, 5.827%, (-1.000*US0001M + 6.600%), 01/20/2040	23,471	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,519,968 (7)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	$57,668	0.0
7,687,663 (7)	Ginnie Mae Series 2011-25 AS, 5.287%, (-1.000*US0001M + 6.060%), 02/20/2041	1,573,150	0.1
48,391 (7)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	3,258	0.0
3,780,021 (7)	Ginnie Mae Series 2013-103 DS, 5.377%, (-1.000*US0001M + 6.150%), 07/20/2043	715,801	0.0
154,502 (7)	Ginnie Mae Series 2013-134 DS, 5.327%, (-1.000*US0001M + 6.100%), 09/20/2043	29,133	0.0
349,939 (7)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	54,815	0.0
31,511,530 (7)	Ginnie Mae Series 2015-144 SA, 5.427%, (-1.000*US0001M + 6.200%), 10/20/2045	6,933,898	0.3
5,661,837 (7)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	41,260	0.0
311,282 (7)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	45,638	0.0
948,371 (7)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	105,754	0.0
11,683,186 (7)	Ginnie Mae Series 2018-153 SQ, 5.427%, (-1.000*US0001M + 6.200%), 11/20/2048	2,477,154	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,567,310 (7)	Ginnie Mae Series 2010-143 JI, 4.000%, 08/16/2039	$128,212	0.0
2,025,211 (7)	Ginnie Mae Series 2010-143 PI, 4.000%, 11/16/2037	40,859	0.0
2,466,538 (7)	Ginnie Mae Series 2010-4 IP, 5.000%, 01/16/2039	279,100	0.0
2,750,000 (7)	Ginnie Mae Series 2011-124 KI, 4.000%, 08/20/2039	311,184	0.0
4,216,521 (7)	Ginnie Mae Series 2012-148 IP, 3.500%, 04/20/2041	324,597	0.0
3,802,598 (7)	Ginnie Mae Series 2012-39 PI, 4.000%, 03/16/2042	508,499	0.0
1,931,579 (7)	Ginnie Mae Series 2013-81 IO, 4.500%, 01/16/2040	182,267	0.0
4,851,119 (7)	Ginnie Mae Series 2014-84 PI, 4.500%, 04/20/2043	500,032	0.0
4,863,304 (7)	Ginnie Mae Series 2015-132 BI, 4.000%, 11/20/2044	551,544	0.0
34,439,345 (7)	Ginnie Mae Series 2018-93 SJ, 5.427%, (-1.000*US0001M + 6.200%), 07/20/2048	5,376,367	0.2
896,870 (7)	Ginnie Mae Series 2019-111 TI, 5.000%, 09/20/2049	105,257	0.0
194,549 (7)	Ginnie Mae Series 2019-86 GI, 6.500%, 07/20/2049	35,994	0.0
1,365,719 (7)	Ginnie Mae Series 2019-86 HI, 5.500%, 07/20/2049	185,029	0.0
22,660,142 (7)	Ginnie Mae Series 2019-89 SC, 5.327%, (-1.000*US0001M + 6.100%), 07/20/2049	4,768,394	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,667,319 (1)(5)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/01/2050	$1,696,381	0.1
2,648,094 (1)(5)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/01/2050	2,682,374	0.1
1,700,000 (1)(5)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/01/2050	1,616,791	0.1
3,770,367 (1)(5)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.694%, 05/01/2050	2,716,577	0.1
804,775 (1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	815,328	0.0
1,803,937 (1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.333%, 08/25/2049	1,753,488	0.1
1,198,104 (1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	1,216,211	0.1
3,971,676 (1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.496%, 11/25/2049	3,843,416	0.2
3,950,934 (1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.496%, 11/25/2049	3,646,586	0.1
495,890 (1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 4.095%, 03/25/2050	490,237	0.0
495,890 (1)(5)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 4.095%, 03/25/2050	464,934	0.0
504,270	HarborView Mortgage Loan Trust 2006-14 2A1A, 0.900%, (US0001M + 0.150%), 01/25/2047	399,544	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
591,641	HarborView Mortgage Loan Trust 2007-5 A1A, 0.940%, (US0001M + 0.190%), 09/19/2037	$484,526	0.0
2,734	HomeBanc Mortgage Trust 2004-1 2A, 1.807%, (US0001M + 0.860%), 08/25/2029	2,455	0.0
20,236	HomeBanc Mortgage Trust 2005-3 A2, 1.257%, (US0001M + 0.310%), 07/25/2035	19,895	0.0
1,785,675 (1)(5)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	1,728,557	0.1
83,952	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.157%, (US0001M + 0.210%), 04/25/2046	67,903	0.0
882,517 (1)(5)	JP Morgan Mortgage Trust 2014-5 B3, 2.959%, 10/25/2029	740,403	0.0
2,967,609 (1)(5)	JP Morgan Mortgage Trust 2019-6 B1, 4.250%, 12/25/2049	2,718,786	0.1
1,781,169 (1)(5)	JP Morgan Mortgage Trust 2019-7 B2A, 3.220%, 02/25/2050	1,536,142	0.1
992,061 (1)(5)	JP Morgan Mortgage Trust 2019-8 B3A, 3.476%, 03/25/2050	743,425	0.0
4,188,838 (1)(5)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.556%, 05/25/2050	3,508,182	0.1
3,703,320 (1)(5)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	3,760,360	0.2
4,900,000 (1)(5)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	4,788,999	0.2
1,181,834 (1)(5)	JP Morgan Trust 2015-3 B3, 3.664%, 05/25/2045	1,111,775	0.0
1,316,365 (1)(5)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	1,345,401	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,114,105 (1)(5)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.651%, 08/25/2049	$1,139,207	0.0
2,699,374 (1)(5)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.651%, 08/25/2049	2,517,042	0.1
3,210,261 (1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	3,289,706	0.1
2,356,330 (1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 B1, 4.900%, 06/25/2049	2,382,587	0.1
1,865,428 (1)(5)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.900%, 06/25/2049	1,768,881	0.1
2,130,740 (5)	JP Morgan Mortgage Trust 2005-A4 B1, 4.301%, 07/25/2035	1,838,492	0.1
90,967	JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	63,454	0.0
218,048	JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	163,923	0.0
529,187	JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	328,810	0.0
631,401 (1)(5)	JP Morgan Mortgage Trust 2016-1 B3, 3.868%, 05/25/2046	602,959	0.0
2,095,000 (1)(5)	JP Morgan Mortgage Trust 2016-1 B4, 3.868%, 05/25/2046	1,604,730	0.1
1,916,223 (1)(5)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	1,887,707	0.1
930,744 (1)(5)	JP Morgan Mortgage Trust 2017-1 B4, 3.529%, 01/25/2047	846,182	0.0
3,468,417 (1)(5)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	3,418,054	0.1
1,515,838 (1)(5)	JP Morgan Mortgage Trust 2017-3 B1, 3.834%, 08/25/2047	1,435,326	0.1
1,122,843 (1)(5)	JP Morgan Mortgage Trust 2017-3 B2, 3.834%, 08/25/2047	1,048,159	0.0
500,000 (1)(5)	JP Morgan Mortgage Trust 2017-4 A7, 3.500%, 11/25/2048	474,208	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,944,686 (1)(5)	JP Morgan Mortgage Trust 2017-5 B1, 3.147%, 10/26/2048	$1,692,979	0.1
572,750 (1)(5)	JP Morgan Mortgage Trust 2017-6 B3, 3.818%, 12/25/2048	536,648	0.0
1,610,382 (1)(5)	JP Morgan Mortgage Trust 2017-6 B4, 3.818%, 12/25/2048	1,458,217	0.1
2,354,332 (1)(5)	JP Morgan Mortgage Trust 2018-1 B2, 3.738%, 06/25/2048	2,197,579	0.1
3,832,820 (1)(5)	JP Morgan Mortgage Trust 2018-3 B1, 3.763%, 09/25/2048	3,537,964	0.1
2,395,513 (1)(5)	JP Morgan Mortgage Trust 2018-3 B3, 3.763%, 09/25/2048	2,160,588	0.1
480,537 (1)(5)	JP Morgan Mortgage Trust 2018-4 B1, 3.773%, 10/25/2048	440,898	0.0
480,537 (1)(5)	JP Morgan Mortgage Trust 2018-4 B2, 3.773%, 10/25/2048	435,781	0.0
1,932,725 (1)(5)	JP MORGAN MORTGAGE TRUST 2018-5 A13, 3.500%, 10/25/2048	1,896,089	0.1
907,975 (1)(5)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	921,977	0.0
1,920,523 (1)(5)	JP Morgan Mortgage Trust 2018-6C B2, 3.950%, 12/25/2048	1,764,426	0.1
2,431,895 (1)(5)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	2,494,740	0.1
8,330,041 (1)(5)	JP Morgan Mortgage Trust 2018-8 B1, 4.202%, 01/25/2049	7,824,601	0.3
3,882,111 (1)(5)	JP Morgan Mortgage Trust 2018-8 B2, 4.202%, 01/25/2049	3,604,569	0.1
984,730 (1)(5)	JP Morgan Mortgage Trust 2018-9 B2, 4.462%, 02/25/2049	947,915	0.0
1,942,269 (1)(5)	JP Morgan Mortgage Trust 2018-9 B3, 4.462%, 02/25/2049	1,836,704	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,527,316 (1)(5)	JP Morgan Mortgage Trust 2018-LTV1 B1, 4.773%, 04/25/2049	$1,533,835	0.1
2,468,213 (1)(5)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	2,516,494	0.1
1,780,171 (1)(5)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	1,809,702	0.1
6,027,764 (1)(5)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	6,185,856	0.2
2,958,407 (1)(5)	JP Morgan Mortgage Trust 2019-5 B1, 4.466%, 11/25/2049	2,981,520	0.1
4,930,678 (1)(5)	JP Morgan Mortgage Trust 2019-5 B2, 4.466%, 11/25/2049	4,688,149	0.2
1,447,325 (1)(5)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	1,475,681	0.1
6,429,818 (1)(5)	JP Morgan Mortgage Trust 2019-6 B2, 4.250%, 12/25/2049	6,155,875	0.2
989,538 (1)(5)	JP Morgan Mortgage Trust 2019-7 B3A, 3.470%, 12/31/2049	853,012	0.0
4,068,146 (1)(5)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	4,091,801	0.2
3,946,704 (1)(5)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.130%, 10/25/2049	3,725,490	0.1
1,634,963 (1)(5)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	1,619,177	0.1
5,035,848 (1)(5)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	5,195,835	0.2
1,950,063 (1)(5)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.824%, 12/25/2049	1,839,226	0.1
1,976,749 (1)(5)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.824%, 12/25/2049	1,714,964	0.1
2,773,744 (1)(5)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.571%, 12/31/2049	2,639,122	0.1
6,456,342 (1)(5)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.571%, 12/31/2049	5,987,955	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,076,342 (1)(5)	JP Morgan Trust 2015-3 B4, 3.664%, 05/25/2045	$1,860,613	0.1
5,503,234,817 (1)(7)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	5,652,923	0.2
74,310	Lehman XS Trust Series 2005-5N 1A2, 1.307%, (US0001M + 0.360%), 11/25/2035	54,261	0.0
706,648 (1)(5)	Mello Mortgage Capital Acceptance 2018-MTG2 A1, 4.481%, 10/25/2048	729,500	0.0
1,091,757 (1)(5)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.481%, 10/25/2048	1,108,040	0.0
655,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 2.747%, (US0001M + 1.800%), 09/25/2035	566,265	0.0
1,264,598	Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 1.097%, (US0001M + 0.150%), 08/25/2036	508,890	0.0
423,787 (1)(5)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	414,888	0.0
1,400,000 (1)(5)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	1,317,733	0.1
922,196 (1)(5)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	906,506	0.0
1,863,933 (1)(5)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	1,862,644	0.1
768,359 (1)(5)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	774,764	0.0
1,255,832 (1)(5)	OBX 2019-EXP3 1A9 Trust, 3.500%, 10/25/2059	1,243,081	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,771,518 (1)(5)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	$2,841,217	0.1
1,460,400 (1)(5)	OBX 2020-INV1 A21 Trust, 3.500%, 05/25/2049	1,488,012	0.1
1,000,000 (1)(5)	PSMC 2019-3 A12 Trust, 3.500%, 11/25/2049	944,655	0.0
3,817,424 (1)(5)	RCKT Mortgage Trust 2019-1 B1A, 3.929%, 09/25/2049	3,217,797	0.1
2,478,551 (1)(5)	RCKT Mortgage Trust 2019-1 B2A, 3.929%, 09/25/2049	2,034,061	0.1
3,500,000 (1)(5)	RCKT Mortgage Trust 2020-1 A13, 3.000%, 02/25/2050	3,463,345	0.1
1,648,000 (1)(5)	RCKT Mortgage Trust 2020-1 B2A, 3.538%, 02/25/2050	1,292,038	0.1
2,487,587 (5)	Sequoia Mortgage Trust 2013-3 B3, 3.513%, 03/25/2043	2,378,073	0.1
470,475 (1)	Sequoia Mortgage Trust 2013-9 B1, 3.500%, 07/25/2043	452,884	0.0
2,716,710 (1)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	2,604,507	0.1
1,550,157 (1)(5)	Sequoia Mortgage Trust 2015-1 B1, 3.875%, 01/25/2045	1,510,540	0.1
1,202,404 (1)(5)	Sequoia Mortgage Trust 2018-6 B1, 4.199%, 07/25/2048	1,148,192	0.0
767,948 (1)(5)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.477%, 02/25/2048	741,600	0.0
575,961 (1)(5)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.477%, 02/25/2048	548,153	0.0
3,400,000 (1)(5)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,341,271	0.1
1,438,458 (1)(5)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	1,423,459	0.0
1,772,197 (1)(5)	Sequoia Mortgage Trust 2019-2 B2, 4.246%, 06/25/2049	1,621,940	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,673,307 (1)(5)	Sequoia Mortgage Trust 2019-2 B3, 4.246%, 06/25/2049	$1,470,253	0.1
4,711,690 (1)(5)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	4,765,219	0.2
5,648,795 (1)(5)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	5,714,830	0.2
1,916,945 (1)(5)	Sequoia Mortgage Trust 2019-5 A19, 3.500%, 12/25/2049	1,953,863	0.1
2,160,100 (1)(5)	Sequoia Mortgage Trust 2019-5 B2, 3.776%, 12/25/2049	1,766,415	0.1
2,161,093 (1)(5)	Sequoia Mortgage Trust 2019-5 B3, 3.776%, 12/25/2049	1,687,069	0.1
2,654,037 (1)(5)	Sequoia Mortgage Trust 2019-CH1 B1B, 5.052%, 03/25/2049	2,522,900	0.1
981,886 (1)(5)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.052%, 03/25/2049	997,097	0.0
3,166,336 (1)(5)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	3,171,287	0.1
600,000 (1)(5)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	599,688	0.0
1,982,564 (1)(5)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.534%, 09/25/2049	1,937,732	0.1
1,598,273 (1)(5)	Sequoia Mortgage Trust 2017-1 B2, 3.622%, 02/25/2047	1,507,489	0.1
959,705 (1)(5)	Sequoia Mortgage Trust 2020-1 A1, 3.500%, 02/25/2050	984,412	0.0
4,318,671 (1)(5)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	4,411,480	0.2
1,988,096 (1)(5)	Sequoia Mortgage Trust 2020-2 A19, 3.500%, 03/25/2050	2,003,443	0.1
1,497,524 (1)(5)	Sequoia Mortgage Trust 2020-2 B3, 3.675%, 03/25/2050	1,138,003	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,391,864 (1)(5)	Shellpoint Co-Originator Trust 2017-2 B2, 3.714%, 10/25/2047	$2,329,897	0.1
3,170,852 (1)(5)	Shellpoint Co-Originator Trust 2017-2 B3, 3.714%, 10/25/2047	2,921,975	0.1
3,042,837 (1)(5)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	3,041,122	0.1
600,000 (1)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	550,016	0.0
4,000,000 (1)(5)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	3,639,718	0.2
2,100,000 (1)(5)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,901,439	0.1
3,000,000 (1)(5)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	2,909,971	0.1
2,489,136 (1)(5)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	2,418,222	0.1
3,127,983 (1)(6)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 0), 07/25/2059	3,008,531	0.1
3,410,331 (1)(5)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	3,373,595	0.1
127,745 (5)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.206%, 10/25/2036	103,930	0.0
261,318 (5)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.464%, 06/25/2034	233,123	0.0
1,652,232 (5)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.534%, 07/25/2034	1,547,833	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
132,866,546 (5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 X Trust, 1.416%, 01/25/2045	$4,177,032	0.2
285,396 (5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.121%, 09/25/2035	272,517	0.0
43,113,306 (5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR2 X Trust, 1.394%, 01/25/2045	2,529,807	0.1
19,502 (5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.694%, 10/25/2036	17,200	0.0
130,360 (5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.270%, 11/25/2036	109,741	0.0
500,986 (5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.270%, 11/25/2036	421,746	0.0
74,838 (5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.523%, 12/25/2036	62,220	0.0
67,677 (5)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.890%, 08/25/2046	60,504	0.0
121,588 (5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.740%, 12/25/2036	105,246	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
582,939 (5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.237%, 03/25/2037	$471,507	0.0
12,470 (5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.428%, 04/25/2037	9,989	0.0
69,346 (5)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.612%, 07/25/2037	54,610	0.0
730,293	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.847%, (US0001M + 0.900%), 11/25/2035	556,168	0.0
774,485	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	687,466	0.0
946,742	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	864,394	0.1
180,288	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	166,719	0.0
868,868	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 1.547%, (US0001M + 0.600%), 07/25/2036	437,047	0.0
2,220,678	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 2.906%, (12MTA + 0.940%), 07/25/2046	1,380,368	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
958,352	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.926%, (12MTA + 0.960%), 08/25/2046	$610,508	0.0
49,640	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.377%, (US0001M + 0.430%), 06/25/2037	37,393	0.0
1,168,677 (5)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.715%, 09/25/2036	1,052,965	0.0
201,494 (5)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.353%, 12/28/2037	184,874	0.0
3,256,169 (1)(5)	Wells Fargo Mortgage Backed Securities 2018-1 B1, 3.691%, 07/25/2047	3,039,202	0.1
1,444,404 (1)(5)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.691%, 07/25/2047	1,299,787	0.1
1,588,459 (1)(5)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.596%, 09/25/2049	1,266,209	0.1
1,996,520 (1)(5)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.474%, 12/25/2049	1,734,388	0.1
720,320 (1)(5)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	674,322	0.0
11,013,500	Other Securities	4,090,769	0.2
	Total Collateralized Mortgage Obligations (Cost $806,207,910)	753,643,797	29.2
COMMERCIAL MORTGAGE-BACKED SECURITIES: 20.6%
5,000,000 (1)	Atrium Hotel Portfolio Trust 2018-ATRM C, 2.355%, (US0001M + 1.650%), 06/15/2035	3,650,435	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000 (1)	Austin Fairmont Hotel Trust 2019-FAIR E, 2.955%, (US0001M + 2.250%), 09/15/2032	$4,040,421	0.2
3,670,000 (1)(5)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.998%, 05/27/2021	3,431,354	0.1
6,700,000 (1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	3,628,092	0.1
5,320,000 (1)(5)(7)	BANK 2017-BNK4 XE, 1.468%, 05/15/2050	464,616	0.0
1,500,000 (1)(5)	BANK 2017-BNK5 D, 3.078%, 06/15/2060	1,037,916	0.0
1,600,000 (1)(5)	BANK 2017-BNK6 E, 2.649%, 07/15/2060	869,806	0.0
16,600,000 (1)(5)(7)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,369,307	0.1
4,500,000 (1)	BANK 2018-BNK14 D, 3.000%, 09/15/2060	2,913,016	0.1
51,159,818 (5)(7)	BANK 2019-BN17 XA, 1.036%, 04/15/2052	3,733,475	0.2
10,280,248 (5)(7)	BANK 2019-BNK16 XA, 0.966%, 02/15/2052	657,647	0.0
29,395,695 (5)(7)	Bank 2019-BNK19 XA, 0.964%, 08/15/2061	2,039,726	0.1
4,380,000 (1)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	3,023,418	0.1
58,714,626 (5)(7)	BANK 2019-BNK22 XA, 0.604%, 11/15/2062	2,687,198	0.1
4,590,000 (1)	BANK 2020-BNK25 D, 2.500%, 01/15/2063	3,086,099	0.1
3,799,000 (1)(5)	BAMLL Commercial Mortgage Securities Trust 2016-FR14 C, 1.321%, 02/27/2048	3,578,047	0.2
1,000,000 (1)(5)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.150%, 11/26/2047	803,296	0.0
104,415,810 (5)(7)	Benchmark 2018-B7 XA Mortgage Trust, 0.445%, 05/15/2053	3,002,967	0.1
53,257,680 (5)(7)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.231%, 03/15/2062	4,330,238	0.2
42,285,000 (1)(5)(7)	BENCHMARK 2019-B10 XB Mortgage Trust, 0.900%, 03/15/2062	2,969,523	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
43,898,797 (5)(7)	Benchmark 2019-B12 XA Mortgage Trust, 1.068%, 08/15/2052	$2,976,690	0.1
3,090,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	1,969,154	0.1
7,330,000 (1)(5)(7)	Benchmark 2019-B9 XD Mortgage Trust, 2.002%, 03/15/2052	1,020,768	0.0
77,310,347 (5)(7)	BMARK 2018-B4 XA, 0.538%, 07/15/2051	2,424,708	0.1
3,020,000 (1)	Benchmark 2019-B14 D Mortgage Trust, 2.500%, 12/15/2061	1,758,381	0.1
2,420,000 (1)	BHP Trust 2019-BXHP D, 2.476%, (US0001M + 1.771%), 08/15/2036	2,029,882	0.1
6,190,000 (1)	BHP Trust 2019-BXHP E, 3.272%, (US0001M + 2.568%), 08/15/2036	5,025,035	0.2
8,235,553 (1)	BX Commercial Mortgage Trust 2019-XL G, 3.005%, (US0001M + 2.300%), 10/15/2036	7,122,147	0.3
8,235,553 (1)	BX Commercial Mortgage Trust 2019-XL J, 3.355%, (US0001M + 2.650%), 10/15/2036	7,132,006	0.3
7,680,000 (1)	BX Commercial Mortgage Trust 2020-BXLP G, 3.205%, (US0001M + 2.500%), 12/15/2029	6,548,776	0.3
1,650,000 (1)	BX Trust 2019-MMP E, 2.605%, (US0001M + 1.900%), 08/15/2036	1,597,580	0.1
3,710,000 (1)(5)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	2,854,453	0.1
4,990,000 (1)(5)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	5,047,568	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
92,346,523 (5)(7)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.144%, 05/15/2052	$6,708,024	0.3
40,648,290 (5)(7)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.376%, 11/15/2052	3,244,262	0.1
8,122,160 (5)(7)	CD 2016-CD1 Mortgage Trust XA, 1.404%, 08/10/2049	517,515	0.0
14,660,000 (1)(5)(7)	CD 2016-CD1 Mortgage Trust XB, 0.678%, 08/10/2049	570,505	0.0
2,140,256 (1)(5)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.089%, 04/15/2044	2,023,798	0.1
5,060,000 (1)	CGDB Commercial Mortgage Trust 2019-MOB E, 2.705%, (US0001M + 2.000%), 11/15/2036	3,850,762	0.1
4,640,000 (1)	CGDB Commercial Mortgage Trust 2019-MOB F, 3.255%, (US0001M + 2.550%), 11/15/2036	3,540,202	0.1
1,000,000 (1)(5)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.110%, 11/10/2046	897,504	0.0
4,826,000 (1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.592%, 03/10/2047	3,895,151	0.1
6,030,000 (1)(5)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	4,494,990	0.2
2,130,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	1,382,010	0.0
3,080,000 (1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	2,194,643	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
27,584,598 (5)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.106%, 10/12/2050	$1,507,413	0.1
34,050,379 (5)(7)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.881%, 12/15/2072	2,105,985	0.1
12,040,000 (1)(5)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.723%, 07/10/2049	8,403,798	0.3
5,790,000 (1)(5)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.723%, 07/10/2049	3,669,542	0.1
40,945,117 (5)(7)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.190%, 08/10/2056	2,819,059	0.1
3,460,000 (1)(5)	COMM 2013-CR10 F Mortgage Trust, 4.789%, 08/10/2046	2,804,683	0.1
8,380,000 (1)(5)	COMM 2013-GAM F, 3.418%, 02/10/2028	7,999,964	0.3
3,000,000 (5)	COMM 2012-CCRE2 C Mortgage Trust, 4.831%, 08/15/2045	2,883,625	0.1
10,974,289 (5)(7)	COMM 2012-CR3 XA, 1.857%, 10/15/2045	381,628	0.0
863,403 (5)(7)	COMM 2012-CR4 XA, 1.697%, 10/15/2045	27,907	0.0
6,936,612 (1)(5)(7)	COMM 2012-LTRT XA, 0.920%, 10/05/2030	117,135	0.0
1,670,000 (1)(5)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	1,417,574	0.1
2,200,000 (1)(5)	COMM 2013-LC6 D Mortgage Trust, 4.342%, 01/10/2046	1,988,703	0.1
11,060,000 (1)(5)	COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/2047	9,775,172	0.4
11,063,359 (5)(7)	COMM 2016-COR1 XA, 1.432%, 10/10/2049	690,567	0.0
2,806,410 (5)(7)	COMM 2016-CR28 XA, 0.693%, 02/10/2049	79,011	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (5)	COMM 2017-COR2 C, 4.561%, 09/10/2050	$835,982	0.0
21,430,778 (5)(7)	COMM 2017-COR2 XA, 1.171%, 09/10/2050	1,423,132	0.1
5,000,000 (1)(5)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	3,111,759	0.1
3,840,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 3.355%, (US0001M + 2.650%), 05/15/2036	2,976,893	0.1
3,023,829 (1)	CSWF 2018-TOP F, 3.455%, (US0001M + 2.750%), 08/15/2035	2,397,745	0.1
2,314,968 (1)(5)	DBUBS 2011-LC1A F Mortgage Trust, 5.689%, 11/10/2046	2,198,757	0.1
5,000,000 (1)(5)	DBUBS 2011-LC2A D, 5.530%, 07/10/2044	4,872,585	0.2
2,300,000 (1)(5)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	1,832,013	0.1
6,080,000 (1)(5)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	5,854,755	0.2
4,500,000 (1)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	4,295,657	0.2
5,000,000 (1)	DBWF 2018-GLKS D Mortgage Trust, 3.150%, (US0001M + 2.400%), 11/19/2035	3,881,455	0.2
4,800,000 (1)(5)	DBJPM 16-C3 F Mortgage Trust, 4.241%, 08/10/2049	2,728,381	0.1
4,160,000 (1)	Exantas Capital Corp. 2019-RSO7 D Ltd., 3.500%, (US0001M + 2.700%), 04/15/2036	2,828,755	0.1
3,680,000 (1)	Fontainebleau Miami Beach Trust 2019-FBLU F, 4.095%, 12/10/2036	2,451,224	0.1
8,937,711 (5)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.014%, 02/25/2041	146,220	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
628,416 (1)(7)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	$794	0.0
203,197,429 (1)(7)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	57,261	0.0
159,355 (1)	GPT 2018-GPP E Mortgage Trust, 3.175%, (US0001M + 2.470%), 06/15/2035	159,910	0.0
2,000,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.805%, (US0001M + 2.100%), 07/15/2035	1,952,019	0.1
3,500,000 (1)	GS Mortgage Securities Corp. II 2018-RIVR G, 3.305%, (US0001M + 2.600%), 07/15/2035	2,597,980	0.1
4,230,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P E, 2.905%, (US0001M + 2.200%), 10/15/2036	3,340,525	0.1
1,690,000 (1)	GS Mortgage Securities Corp. Trust 2019-70P F, 3.355%, (US0001M + 2.650%), 10/15/2036	1,323,681	0.1
1,010,000 (1)(5)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	966,753	0.0
3,080,000 (5)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.708%, 05/10/2045	3,021,994	0.1
15,518,000 (1)(5)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	9,974,750	0.4
1,330,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	1,015,824	0.1
6,670,000 (1)(5)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	4,808,187	0.2
15,420,815 (5)(7)	GS Mortgage Securities Trust 2019-GC38 XA, 0.963%, 02/10/2052	984,437	0.0
4,830,000 (1)(5)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	4,527,965	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,710,000 (1)(5)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	$3,402,437	0.1
41,143,567 (5)(7)	GS Mortgage Securities Trust 2019-GC40 XA, 1.093%, 07/10/2052	2,910,636	0.1
4,460,000 (1)(5)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	2,520,006	0.1
84,876,230 (5)(7)	GS Mortgage Securities Trust 2019-GSA1 XA, 0.834%, 11/10/2052	5,058,004	0.2
6,200,000 (1)	Hawaii Hotel Trust 2019-MAUI F, 3.455%, (US0001M + 3.000%), 05/15/2038	4,435,791	0.2
2,670,000 (1)(5)	Hudson Yards 2019-55HY F Mortgage Trust, 2.943%, 12/10/2041	2,282,565	0.1
180,000 (1)(5)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	155,025	0.0
4,860,000 (1)(5)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	2,819,121	0.1
1,800,000 (1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2019-BKWD E, 3.305%, (US0001M + 2.600%), 09/15/2029	1,753,891	0.1
2,845,000 (1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 D, 5.419%, 08/15/2046	2,754,239	0.1
3,640,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP F, 3.862%, 12/05/2038	2,601,102	0.1
3,760,000 (1)(5)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.195%, 12/27/2046	3,683,317	0.1
5,910,000 (1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	4,553,691	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,440,000 (1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 2.865%, (US0001M + 2.160%), 07/15/2036	$4,662,002	0.2
6,150,000 (1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	5,823,673	0.2
5,000,000 (1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,720,708	0.2
5,240,179 (5)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.476%, 06/15/2045	98,511	0.0
2,000,000 (5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.113%, 12/15/2047	1,788,373	0.1
5,500,000 (1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	4,426,463	0.2
3,630,000 (1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	3,049,382	0.1
7,470,000 (1)(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	5,331,720	0.2
23,978,037 (5)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 0.945%, 07/15/2047	537,134	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
3,810,000 (1)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	$3,004,479	0.1
1,000,000 (1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.198%, 11/15/2045	901,725	0.0
2,549,000 (1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.892%, 01/15/2047	2,257,280	0.1
9,560,000 (1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	7,524,984	0.3
2,200,000 (1)(5)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	1,597,641	0.1
1,405,000 (5)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.657%, 08/15/2047	1,276,921	0.0
2,440,000 (1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	1,716,994	0.1
50,278,540 (5)(7)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.169%, 02/15/2048	2,311,883	0.1
56,139,836 (5)(7)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.057%, 10/15/2048	1,893,630	0.1
21,428,263 (5)(7)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 0.902%, 10/15/2050	1,020,170	0.0
12,759,871 (1)(5)(7)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.000%, 03/10/2050	459,799	0.0
6,737,000 (1)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	5,225,070	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
11,679,276 (5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 0.980%, 11/15/2046	$327,089	0.0
13,998,453 (5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.003%, 12/15/2047	493,706	0.0
5,649,000 (1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/2047	4,552,121	0.2
1,000,000 (5)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.462%, 02/15/2048	889,365	0.0
8,220,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	6,213,293	0.3
4,300,000 (1)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.060%, 10/15/2048	3,234,733	0.1
15,697,129 (5)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.813%, 11/15/2052	698,050	0.0
270,000 (1)(5)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	234,784	0.0
5,970,000 (1)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,782,232	0.2
4,268,000 (1)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,047,467	0.2
4,220,000 (1)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	3,971,202	0.2
4,841,000 (1)(5)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	3,430,201	0.1
25,660,000 (1)(5)(7)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.796%, 10/15/2051	3,062,970	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
910,000	Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	$597,419	0.0
38,427,307 (5)(7)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.793%, 12/15/2050	1,776,314	0.1
2,370,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	2,157,014	0.1
4,450,000 (1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	3,885,272	0.2
790,000 (1)	Prima Capital CRE Securitization 2019-RK1 CD Ltd., 3.500%, 04/15/2038	718,650	0.0
10,151,000 (1)	Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/2038	9,116,692	0.4
15,000,000 (1)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	15,628,551	0.6
4,470,000 (1)(5)	Ready Capital Mortgage Trust 2019-5 D, 5.504%, 02/25/2052	3,012,043	0.1
5,310,000 (1)(5)	ReadyCap Commercial Mortgage Trust 2018-4 D, 5.338%, 02/27/2051	3,680,567	0.1
2,673,000 (1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 3.705%, (US0001M + 3.000%), 01/15/2035	2,410,783	0.1
1,000,000 (1)(5)	UBS Commercial Mortgage Trust 2017-C5, 4.316%, 11/15/2050	750,355	0.0
26,351,798 (5)(7)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.561%, 04/15/2052	2,534,832	0.1
1,900,000 (1)(5)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.476%, 12/10/2045	1,733,862	0.1
3,240,000 (1)(5)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.476%, 12/10/2045	2,694,722	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,616,500 (1)	Wells Fargo Commercial Mortgage Trust 2010-C1 E, 4.000%, 11/15/2043	$1,564,092	0.1
3,448,000 (1)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	3,312,667	0.1
8,190,000 (1)(5)	Wells Fargo Commercial Mortgage Trust 2015-C30 D, 4.497%, 09/15/2058	6,748,599	0.3
8,329,649 (1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	5,199,059	0.2
78,780,000 (5)(7)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.527%, 11/15/2049	2,397,677	0.1
20,748,388 (5)(7)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.969%, 10/15/2050	1,041,636	0.0
2,321,869 (1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 2.861%, (US0001M + 2.157%), 12/15/2036	1,882,921	0.1
8,430,000 (1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	5,351,308	0.2
374,852 (1)(5)(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.807%, 08/15/2045	11,749	0.0
2,894,184 (1)(5)(7)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.892%, 11/15/2045	112,010	0.0
9,230,000 (1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 E, 4.258%, 03/15/2045	7,555,811	0.3
10,350,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	8,178,523	0.3

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,950,000 (1)	WFRBS Commercial Mortgage Trust 2013-C12 F, 3.500%, 03/15/2048	$4,519,165	0.2
4,691,143 (1)(5)(7)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.215%, 03/15/2048	130,161	0.0
9,000,000 (1)(5)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.041%, 12/15/2046	8,050,047	0.3
760,000 (1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	578,815	0.0
3,000,000 (1)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,182,412	0.1
10,940,000 (1)	Wells Fargo Commercial Mortgage Trust 2015-NXS3 D, 3.153%, 09/15/2057	8,308,519	0.3
39,904,284 (5)(7)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.623%, 08/15/2052	4,035,345	0.2
7,735,000 (1)(5)	West Town Mall Trust 2017-KNOX E, 4.346%, 07/05/2030	6,985,539	0.3
1,500,000 (1)(5)	WFLD 2014-MONT D Mortgage Trust, 3.755%, 08/10/2031	1,286,665	0.0
960,000 (1)(5)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.258%, 03/15/2045	678,516	0.0
41,965,049 (5)(7)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.848%, 03/15/2046	825,133	0.1
7,843,319	Other Securities	7,449,812	0.3
	Total Commercial Mortgage-Backed Securities (Cost $609,205,464)	529,961,107	20.6

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 0.6%
	Treasury Inflation Indexed Protected Securities: 0.6%
13,897,909	0.125%, 01/15/2030	$14,339,655	0.6

	U.S. Treasury Notes: 0.0%
298,000	Other Securities	321,299	0.0
	Total U.S. Treasury Obligations (Cost $15,031,977)	14,660,954	0.6
SOVEREIGN BONDS: 3.2%
2,825,000 (1)	Dominican Republic International Bond, 4.500%, 01/30/2030	2,470,462	0.1
7,800,000	Egypt Government International Bond, 5.875%-7.500%, 06/11/2025-02/21/2028	6,997,463	0.3
1,400,000 (1)	Export-Import Bank of India, 3.250%, 01/15/2030	1,250,362	0.0
440,000 (1)	Gabon Government International Bond, 6.625%, 02/06/2031	272,288	0.0
4,525,000 (1)	Ghana Government International Bond, 6.375%, 02/11/2027	3,337,187	0.1
1,350,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,252,125	0.1
500,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	508,319	0.0
PEN 9,681,000 (1)	Peru Government Bond, 6.150%, 08/12/2032	3,035,954	0.1
750,000 (1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	754,342	0.0
1,800,000 (1)	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	1,844,285	0.1
RUB 557,160,000	Russian Federal Bond - OFZ, 7.250%, 05/10/2034	7,417,343	0.3
11,475,000	Turkey Government International Bond, 4.875%, 10/09/2026	9,732,521	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
1,975,000	Turkey Government International Bond, 5.600%-7.375%, 12/23/2023-02/05/2025	$1,873,737	0.1
32,697,784,875 (3)	Other Securities	41,276,704	1.6
	Total Sovereign Bonds (Cost $94,013,144)	82,023,092	3.2
ASSET-BACKED SECURITIES: 12.0%
	Automobile Asset-Backed Securities: 1.3%
1,075,000	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	877,791	0.0
2,000,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	2,002,305	0.1
2,800,000	AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	2,766,354	0.1
2,450,000	AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,324,216	0.1
2,500,000 (1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,160,459	0.1
1,000,000	Santander Drive Auto Receivables Trust 2018-2 D, 3.880%, 02/15/2024	998,406	0.0
4,450,000	Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	4,403,603	0.2
2,250,000	Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,180,106	0.1
6,000,000	Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	5,735,832	0.2
850,000 (1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	834,724	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities (continued)
3,800,000 (1)	Tesla Auto Lease Trust 2019-A C, 2.680%, 01/20/2023	$3,683,662	0.1
7,400,000	Other Securities	7,136,666	0.3
		35,104,124	1.3
	Home Equity Asset-Backed Securities: 0.3%
2,682,934 (1)(5)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	2,429,434	0.1
463,175	GSAA Home Equity Trust 2006-3 A3, 1.247%, (US0001M + 0.300%), 03/25/2036	296,826	0.0
1,048,741	GSAA Home Equity Trust 2007-1 1A1, 1.027%, (US0001M + 0.080%), 02/25/2037	418,920	0.1
1,125,984 (5)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	658,339	0.0
652,046	Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.407%, (US0001M + 0.230%), 02/25/2037	519,538	0.0
4,023,361	Other Securities	2,681,032	0.1
		7,004,089	0.3
	Other Asset-Backed Securities: 9.2%
2,806,691 (1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	2,659,336	0.1
3,331,074 (1)(5)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	3,303,484	0.1
3,089,000 (1)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	2,695,483	0.1
4,234,000 (1)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 09/25/2059	3,855,637	0.2

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.188%, (US0003M + 2.350%), 04/14/2029	$2,212,145	0.1
2,000,000 (1)	AMMC CLO XI Ltd. 2012-11A CR2, 3.670%, (US0003M + 1.900%), 04/30/2031	1,639,058	0.1
4,750,000 (1)	Apidos CLO XI 2012-11A CRR, 4.336%, (US0003M + 2.500%), 10/17/2030	4,082,582	0.2
9,000,000 (1)	Apidos CLO XXII 2015-22A BR, 0.340%, (US0003M + 1.950%), 04/20/2031	7,477,983	0.3
1,650,000 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	1,502,737	0.1
750,000 (1)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	648,690	0.0
2,287,343 (1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	2,280,933	0.1
1,100,000 (1)	Ares XLII Clo Ltd. 2017-42A C, 4.002%, (US0003M + 2.200%), 01/22/2028	956,585	0.0
750,000 (1)	Atrium CDO Corp. 12A CR, 3.452%, (US0003M + 1.650%), 04/22/2027	690,442	0.0
1,250,000 (1)	Atrium CDO Corp. 12A DR, 4.602%, (US0003M + 2.800%), 04/22/2027	1,014,759	0.1
2,000,000 (1)	Babson CLO Ltd. 2018-3A C, 3.719%, (US0003M + 1.900%), 07/20/2029	1,757,334	0.1
5,000,000 (1)	Barings CLO Ltd 2018-3A D, 4.719%, (US0003M + 2.900%), 07/20/2029	3,855,745	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
6,000,000 (1)	Barings Clo Ltd. 2019-4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	$5,050,992	0.2
2,000,000 (1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 3.969%, (US0003M + 2.150%), 04/20/2031	1,636,394	0.1
500,000 (1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.219%, (US0003M + 2.400%), 07/18/2027	415,486	0.0
2,750,000 (1)	BlueMountain CLO 2012-2A DR2 Ltd., 4.595%, (US0003M + 2.900%), 11/20/2028	2,168,776	0.1
1,000,000 (1)	BlueMountain CLO 2013-2A CR, 3.752%, (US0003M + 1.950%), 10/22/2030	855,654	0.0
1,000,000 (1)	BlueMountain CLO 2015-4 CR Ltd., 3.719%, (US0003M + 1.900%), 04/20/2030	842,546	0.0
2,250,000 (1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 4.469%, (US0003M + 2.650%), 04/20/2027	1,752,251	0.1
3,750,000 (1)	BlueMountain CLO XXV Ltd. 2019-25A C, 4.281%, (US0003M + 2.450%), 07/15/2032	3,132,041	0.1
250,000 (1)	Bowman Park CLO Ltd. 2014-1A E, 7.083%, (US0003M + 5.400%), 11/23/2025	195,938	0.0
4,000,000 (1)	Bristol Park CLO Ltd. 2016-1A CR, 3.577%, (US0003M + 1.950%), 04/15/2029	3,510,036	0.1
750,000 (1)	Buttermilk Park CLO Ltd. 2018-1A C, 3.931%, (US0003M + 2.100%), 10/15/2031	627,142	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 4.044%, (US0003M + 2.250%), 04/27/2027	$1,631,220	0.1
250,000 (1)	Carlyle Global Market Strategies CLO 2015-2A DR Ltd., 6.144%, (US0003M + 4.350%), 04/27/2027	175,817	0.0
1,500,000 (1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 4.645%, (US0003M + 2.850%), 07/28/2028	1,204,683	0.0
1,500,000 (1)	Carlyle US CLO 2016-4A BR Ltd., 3.919%, (US0003M + 2.100%), 10/20/2027	1,301,004	0.1
1,000,000 (1)	Cent CLO C17A BR Ltd., 3.620%, (US0003M + 1.850%), 04/30/2031	851,682	0.0
1,500,000 (1)	CIFC Funding 2013-IA BR Ltd., 4.243%, (US0003M + 2.400%), 07/16/2030	1,271,049	0.0
2,000,000 (1)	Cifc Funding 2014-4RA B Ltd., 4.036%, (US0003M + 2.200%), 10/17/2030	1,748,172	0.1
6,250,000 (1)	CIFC Funding 2017-2A C, 4.169%, (US0003M + 2.350%), 04/20/2030	5,479,400	0.2
1,100,000	Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.652%, (US0001M + 0.705%), 09/25/2035	970,122	0.0
1,750,000 (1)	Cumberland Park CLO Ltd. 2015-2A CR, 3.619%, (US0003M + 1.800%), 07/20/2028	1,590,092	0.1
500,000 (1)	Cumberland Park CLO Ltd. 2015-2A DR, 4.519%, (US0003M + 2.700%), 07/20/2028	407,143	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
843,625 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	$813,657	0.1
446,625 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	434,421	0.0
579,000 (1)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	562,649	0.0
1,075,250 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,053,936	0.1
3,079,125 (1)	Domino’s Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	3,014,467	0.1
2,324,600 (1)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,273,423	0.1
3,541,125 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,162,473	0.1
2,178,000 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	2,086,328	0.1
1,228,125 (1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,202,919	0.0
2,750,000 (1)	Dryden 30 Senior Loan Fund 2013-30A DR, 4.292%, (US0003M + 2.600%), 11/15/2028	2,114,995	0.1
1,750,000 (1)	Dryden 55 CLO Ltd. 2018-55A C, 3.731%, (US0003M + 1.900%), 04/15/2031	1,488,204	0.1
1,150,000 (1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 4.831%, (US0003M + 3.000%), 10/15/2027	940,403	0.0
3,061,863 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,224,545	0.1
750,000 (1)	Galaxy XXII CLO Ltd. 2016-22A DR, 4.943%, (US0003M + 3.100%), 07/16/2028	605,749	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
945,500 (1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	$857,967	0.0
3,553,439 (1)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	1,969,638	0.1
1,000,000 (1)	Invitation Homes 2018-SFR1 D Trust, 2.250%, (US0001M + 1.450%), 03/17/2037	859,377	0.0
4,500,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 3.819%, (US0003M + 2.000%), 10/20/2027	3,987,765	0.2
3,750,000 (1)	Jersey Mike’s Funding 2019-1A A2, 4.433%, 02/15/2050	3,327,375	0.1
1,000,000 (1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	973,103	0.0
1,350,000 (1)	LCM XVIII L.P. 18A CR, 3.669%, (US0003M + 1.850%), 04/20/2031	1,129,946	0.0
1,000,000 (1)	LCM XX L.P. 20A-CR, 3.769%, (US0003M + 1.950%), 10/20/2027	891,771	0.0
1,500,000 (1)	LCM XX L.P. 20A-DR, 4.619%, (US0003M + 2.800%), 10/20/2027	1,194,270	0.1
2,800,000 (1)	LCM XXII Ltd. 22A CR, 4.619%, (US0003M + 2.800%), 10/20/2028	2,121,616	0.1
944,101 (1)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	986,502	0.0
1,000,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 3.719%, (US0003M + 1.900%), 04/19/2030	880,963	0.0
6,000,000 (1)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.681%, (US0003M + 2.850%), 10/15/2032	4,954,878	0.2
2,500,000 (1)	Madison Park Funding XIX Ltd. 2015-19A B1R2, 2.717%, (US0003M + 1.850%), 01/22/2028	2,263,047	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,000,000 (1)	Magnetite VIII Ltd. 2014-8A CR2, 3.681%, (US0003M + 1.850%), 04/15/2031	$875,584	0.0
1,500,000 (1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	1,475,599	0.0
1,700,000 (1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,581,912	0.1
1,700,000 (1)	Marlette Funding Trust 2019-1A B, 3.940%, 04/16/2029	1,539,412	0.1
2,000,000 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,493,229	0.0
4,050,000 (1)	Marlette Funding Trust 2019-3A C, 3.790%, 09/17/2029	2,967,610	0.1
1,950,000 (1)	Marlette Funding Trust 2019-4A B, 2.950%, 12/17/2029	1,717,079	0.1
1,600,000 (1)	Marlette Funding Trust 2020-1A C, 2.800%, 03/15/2030	1,241,776	0.0
2,797,421 (1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	2,648,762	0.1
987,750 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	949,633	0.0
2,426,756 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,225,308	0.1
2,250,280 (1)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	2,229,354	0.1
1,171,391 (1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	1,130,763	0.0
1,796,293 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	1,797,461	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,500,000 (1)	Neuberger Berman Loan Advisers CLO 24 Ltd. 2017-24A CR, 3.822%, (US0003M + 1.950%), 04/19/2030	$3,050,824	0.1
2,300,000 (1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	1,904,579	0.1
700,000 (1)	Ocean Trails CLO IV 2013-4A DR, 4.707%, (US0003M + 3.000%), 08/13/2025	623,860	0.0
2,450,000 (1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 3.686%, (US0003M + 1.850%), 04/17/2027	2,269,408	0.1
2,000,000 (1)	Octagon Investment Partners 31 Ltd. 2017-1A C, 4.219%, (US0003M + 2.400%), 07/20/2030	1,710,704	0.1
2,250,000 (1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 4.081%, (US0003M + 2.250%), 07/15/2029	1,915,533	0.1
600,000 (1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 3.669%, (US0003M + 1.850%), 01/20/2031	501,382	0.0
1,000,000 (1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 3.681%, (US0003M + 1.850%), 07/15/2027	903,771	0.0
1,500,000 (1)	OHA Credit Funding 3 Ltd. 2019-3A C, 4.269%, (US0003M + 2.450%), 07/20/2032	1,261,347	0.0
1,545,000 (1)	OHA Credit Partners IX Ltd. 2013-9A DR, 5.119%, (US0003M + 3.300%), 10/20/2025	1,419,702	0.1
1,500,000 (1)	Palmer Square Loan Funding 2018-1A D Ltd., 5.781%, (US0003M + 3.950%), 04/15/2026	996,456	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,000,000 (1)	Palmer Square Loan Funding 2018-1A E Ltd., 7.731%, (US0003M + 5.900%), 04/15/2026	$616,228	0.0
1,500,000 (1)(9)	Palmer Square Loan Funding 2018-2A C Ltd., 3.781%, (US0003M + 1.950%), 07/15/2026	1,159,025	0.1
3,000,000 (1)	Palmer Square Loan Funding 2018-4 D Ltd., 5.942%, (US0003M + 4.250%), 11/15/2026	2,015,955	0.1
1,576,000 (1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	1,504,498	0.1
2,443,875 (1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,256,703	0.1
670,000 (1)	Recette CLO Ltd. 2015-1A DR, 4.569%, (US0003M + 2.750%), 10/20/2027	560,103	0.0
3,000,000 (1)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	2,625,537	0.1
1,985,000 (1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	1,636,775	0.1
2,050,000 (1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,915,114	0.1
3,000,000 (1)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	2,644,437	0.1
2,750,000 (1)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,398,326	0.1
3,000,000 (1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	2,105,119	0.1
4,000,000 (1)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	3,328,853	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,000,000 (1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	$1,635,647	0.0
600,000 (1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	486,563	0.0
770,000 (1)(5)	SoFi Consumer Loan Program 2017-1 B, 4.730%, 01/26/2026	738,216	0.0
2,100,000 (1)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	1,653,204	0.1
1,200,000 (1)	SoFi Consumer Loan Program 2020-1 D Trust, 2.940%, 01/25/2029	941,112	0.0
1,948,375 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,896,050	0.1
5,150,000 (1)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	3,820,878	0.2
1,927,993 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,724,477	0.1
3,826,061 (1)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 01/30/2055	3,367,156	0.1
1,200,000 (1)	Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 4.091%, (US0003M + 2.260%), 07/15/2028	1,094,200	0.0
1,086,250 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,070,198	0.0
1,000,000 (1)	TCI-Flatiron Clo 2017-1A C Ltd., 3.542%, (US0003M + 1.850%), 11/18/2030	849,842	0.0
4,000,000 (1)	TES 2017-2A B LLC, 6.990%, 02/20/2048	2,789,574	0.1
3,450,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	2,948,299	0.1
2,000,000 (1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 3.769%, (US0003M + 1.950%), 07/18/2031	1,628,234	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,000,000 (1)	THL Credit Wind River 2016-1A CR CLO Ltd., 3.931%, (US0003M + 2.100%), 07/15/2028	$890,813	0.0
2,000,000 (1)(5)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	1,880,397	0.1
2,500,000 (1)(5)	Towd Point Mortgage Trust 2017-6 A2, 3.000%, 10/25/2057	2,329,428	0.1
1,500,000 (1)	Upland CLO Ltd. 2016-1A BR, 3.669%, (US0003M + 1.850%), 04/20/2031	1,252,982	0.1
1,795,000 (1)	Venture XX CLO Ltd. 2015-20A CR, 3.731%, (US0003M + 1.900%), 04/15/2027	1,543,664	0.1
2,785,875 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	2,545,984	0.1
977,500 (1)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	886,123	0.1
3,357,500 (1)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	3,198,623	0.1
2,000,000 (1)	West CLO 2014-2A BR Ltd., 3.593%, (US0003M + 1.750%), 01/16/2027	1,858,172	0.1
550,523	Other Securities	536,908	0.0
		235,591,425	9.2
	Student Loan Asset-Backed Securities: 1.2%
551,931 (1)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	561,262	0.0
4,779,820 (1)	Commonbond Student Loan Trust 2019-A-GS A1, 2.540%, 01/25/2047	4,867,038	0.2
1,215,411 (1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,181,777	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
4,400,000 (1)	SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	$4,407,927	0.2
258,932 (1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	258,663	0.0
1,086,000 (1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,112,602	0.0
2,150,000 (1)(5)	ELFI Graduate Loan Program 2019-A B LLC, 2.940%, 03/25/2044	2,179,364	0.1
4,000,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,915,323	0.2
1,000,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,038,473	0.0
2,250,000 (1)(5)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,317,394	0.1
1,000,000 (1)(5)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,055,861	0.1
1,000,000 (1)(5)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,046,712	0.0
1,000,000 (1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,053,020	0.1
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,032,126	0.0
2,000,000 (1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,088,770	0.1
3,000,000 (1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	3,025,433	0.1
		31,141,745	1.2
	Total Asset-Backed Securities (Cost $348,224,383)	308,841,383	12.0

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: 13.5%
	Aerospace & Defense: 0.4%
1,324,402	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 5.340%, (US0003M + 3.500%), 01/17/2027	$1,244,937	0.1
1,395,099	Amentum Government Services Holdings LLC Term Loan B, 4.989%, (US0001M + 4.000%), 02/01/2027	1,318,369	0.1
2,327,328	American Airlines, Inc. 2018 Term Loan B, 2.709%, (US0001M + 1.750%), 06/27/2025	1,920,046	0.1
226,136	Dynasty Acquisition Co., Inc. 2020 CAD Term Loan B2, 4.950%, (US0003M + 3.500%), 04/06/2026	178,195	0.0
420,614	Dynasty Acquisition Co., Inc. 2020 Term Loan B1, 4.950%, (US0003M + 3.500%), 04/06/2026	331,444	0.0
1,260,817	KBR, Inc. 2020 Term Loan B, 3.739%, (US0001M + 2.750%), 02/05/2027	1,115,823	0.0
933,068	Maxar Technologies Ltd. Term Loan B, 3.739%, (US0003M + 2.750%), 10/04/2024	807,103	0.0
655,000	Science Applications International Corporation 2020 Incremental Term Loan B, 3.701%, (US0003M + 2.250%), 03/05/2027	623,887	0.0
498,750	TransDigm, Inc. 2020 Term Loan E, 3.239%, (US0001M + 2.250%), 05/30/2025	466,331	0.0
1,286,998	TransDigm, Inc. 2020 Term Loan F, 3.239%, (US0001M + 2.250%), 12/09/2025	1,203,343	0.0
2,220,289	TransDigm, Inc. 2020 Term Loan G, 3.239%, (US0001M + 2.250%), 08/22/2024	2,075,971	0.1
		11,285,449	0.4

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Auto Components: 0.0%
1,267,532	Broadstreet Partners, Inc. 2020 Term Loan B, 4.294%, (US0001M + 3.250%), 01/27/2027	$1,138,402	0.0

	Automotive: 0.7%
3,337,774	American Axle and Manufacturing, Inc. Term Loan B, 3.200%, (US0001M + 2.250%), 04/06/2024	2,828,764	0.1
337,875	Autokiniton US Holdings, Inc. Term Loan, 6.739%, (US0001M + 5.750%), 05/22/2025	277,902	0.0
136,020	Belron Finance US LLC 2018 Term Loan B, 3.957%, (US0003M + 2.250%), 11/13/2025	129,219	0.0
1,136,364	Belron Finance US LLC 2019 USD Term Loan B, 4.270%, (US0003M + 2.500%), 10/30/2026	1,079,545	0.0
1,610,375	Belron Finance US LLC USD Term Loan B, 3.992%, (US0003M + 2.250%), 11/07/2024	1,529,857	0.1
492	Bright Bidco B.V. 2018 Term Loan B, 4.573%, (US0006M + 3.500%), 06/30/2024	175	0.0
1,182,038	Dealer Tire, LLC 2020 Term Loan B, 5.239%, (US0001M + 4.250%), 12/12/2025	981,091	0.0
3,104,601	Gates Global LLC 2017 USD Repriced Term Loan B, 3.750%, (US0001M + 2.750%), 04/01/2024	2,794,141	0.1
1,858,092	Hertz Corporation, (The) 2016 Term Loan B, 3.739%, (US0001M + 2.750%), 06/30/2023	1,331,633	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Automotive (continued)
148,500	Holley Purchaser, Inc. Term Loan B, 6.777%, (US0003M + 5.000%), 10/24/2025	$123,997	0.0
525,000	Innovative Xcessories & Services LLC 2020 Term Loan B, 6.451%, (US0003M + 5.000%), 02/26/2027	396,375	0.0
1,761,016	KAR Auction Services, Inc. 2019 Term Loan B6, 3.188%, (US0001M + 2.250%), 09/19/2026	1,637,745	0.1
57,619	Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan, 3.862%, (US0001M + 3.250%), 05/14/2026	48,304	0.0
1,143,739	Mister Car Wash Holdings, Inc. 2019 Term Loan B, 3.862%, (US0001M + 3.250%), 05/14/2026	946,444	0.0
1,756,175	Panther BF Aggregator 2 LP USD Term Loan B, 4.441%, (US0001M + 3.500%), 04/30/2026	1,615,681	0.1
1,636,966	Truck Hero, Inc. 1st Lien Term Loan, 4.739%, (US0001M + 3.750%), 04/22/2024	1,257,735	0.1
1,000,000	Wand NewCo 3, Inc. 2020 Term Loan, 4.072%, (US0006M + 3.000%), 02/05/2026	915,000	0.0
		17,893,608	0.7
	Beverage & Tobacco: 0.1%
1,965,250	Sunshine Investments B.V. USD Term Loan B3, 4.954%, (US0002M + 3.250%), 03/28/2025	1,827,682	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Brokers, Dealers & Investment Houses: 0.1%
2,484,874	Brookfield Property REIT Inc. 1st Lien Term Loan B, 3.489%, (US0001M + 2.500%), 08/27/2025	$1,784,140	0.1
941,225	Forest City Enterprises, L.P. 2019 Term Loan B, 4.489%, (US0001M + 3.500%), 12/08/2025	809,453	0.0
		2,593,593	0.1
	Building & Development: 0.4%
427,418	Advanced Drainage Systems Inc Term Loan B, 3.813%, (US0001M + 2.250%), 07/31/2026	399,635	0.0
690,000	Arconic Rolled Products Corporation Term Loan B, 4.213%, (US0003M + 2.750%), 02/04/2027	631,350	0.0
2,130,826	Core & Main LP 2017 Term Loan B, 4.331%, (US0001M + 2.750%), 08/01/2024	1,885,781	0.1
1,822,720	GYP Holdings III Corp. 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 06/01/2025	1,658,675	0.1
989,155	Henry Company LLC Term Loan B, 5.000%, (US0001M + 4.000%), 10/05/2023	849,024	0.0
147,750	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 05/30/2025	128,543	0.0
1,879,141	MX Holdings US, Inc. 2018 USD Term Loan B1C, 3.739%, (US0001M + 2.750%), 07/31/2025	1,625,457	0.1
1,895,250	Quikrete Holdings Inc Term Loan, 3.489%, (US0001M + 2.500%), 02/01/2027	1,648,868	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Building & Development (continued)
644,080	Werner FinCo LP 2017 Term Loan, 5.000%, (US0001M + 4.000%), 07/24/2024	$570,011	0.0
1,500,000	Zekelman Industries, Inc. 2020 Term Loan, 3.209%, (US0001M + 2.250%), 01/24/2027	1,402,500	0.0
		10,799,844	0.4
	Business Equipment & Services: 1.2%
442,261	24-7 Intouch Inc 2018 Term Loan, 5.739%, (US0001M + 4.750%), 08/25/2025	373,711	0.0
2,561,345	AlixPartners, LLP 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 04/04/2024	2,388,454	0.1
640,547	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/2024	580,763	0.0
215,899	Big Ass Fans, LLC 2018 Term Loan, 5.200%, (US0003M + 3.750%), 05/21/2024	189,991	0.0
755,000	Castle US Holding Corporation USD Term Loan B, 5.200%, (US0001M + 3.750%), 01/29/2027	657,794	0.0
584,594	Colorado Buyer Inc Term Loan B, 4.000%, (US0001M + 3.000%), 05/01/2024	397,037	0.0
1,140,115	Convergint Technologies LLC 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 02/03/2025	986,200	0.0
1,911,930	EIG Investors Corp. 2018 1st Lien Term Loan, 5.388%, (US0003M + 3.750%), 02/09/2023	1,567,783	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
921,610	Ellie Mae, Inc. Term Loan, 5.200%, (US0003M + 3.750%), 04/17/2026	$810,249	0.0
787,479	EVO Payments International LLC 2018 1st Lien Term Loan, 4.200%, (US0001M + 3.250%), 12/22/2023	685,107	0.0
883,744	GreenSky Holdings, LLC 2018 Term Loan B, 4.250%, (US0001M + 3.250%), 03/31/2025	729,089	0.0
400,871	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.072%, (US0003M + 4.000%), 11/21/2024	304,662	0.0
146,512	IQOR US Inc. Term Loan B, 6.909%, (US0003M + 5.000%), 04/01/2021	87,724	0.0
1,731,401	KUEHG Corp. 2018 Incremental Term Loan, 5.200%, (US0003M + 3.750%), 02/21/2025	1,302,879	0.1
1,036,434	Learning Care Group, Inc. 2018 1st Lien Term Loan, 4.984%, (US0003M + 3.250%), 03/13/2025	834,329	0.0
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.294%, (US0003M + 7.500%), 03/13/2026	89,000	0.0
1,385,054	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.700%, (US0003M + 3.250%), 01/03/2025	1,187,684	0.1
1,624,587	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 4.239%, (US0001M + 3.250%), 05/01/2025	1,389,022	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
1,489,383	Prometric Holdings, Inc. 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 01/29/2025	$1,154,271	0.1
2,503,476	Red Ventures, LLC 2020 Term Loan B, 3.489%, (US0001M + 2.500%), 11/08/2024	2,111,264	0.1
641,715	Renaissance Learning, Inc. 2018 Add On Term Loan, 4.239%, (US0001M + 3.250%), 05/30/2025	571,127	0.0
1,144,074	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.263%, (US0003M + 5.500%), 12/20/2024	1,029,667	0.1
265,000	Rockwood Service Corporation 2020 Term Loan, 5.700%, (US0003M + 4.250%), 01/23/2027	241,481	0.0
1,629,213	Solera Holdings, Inc. USD Term Loan B, 4.363%, (US0003M + 2.750%), 03/03/2023	1,527,387	0.1
261,173	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 07/30/2025	210,897	0.0
1,550,794	Staples, Inc. 7 Year Term Loan, 6.515%, (US0001M + 5.000%), 04/16/2026	1,246,450	0.1
665,000	STG-Fairway Holdings, LLC Term Loan B, 4.572%, (US0006M + 3.500%), 01/31/2027	608,475	0.0
364,432	SurveyMonkey Inc. 2018 Term Loan B, 4.370%, (US0001W + 3.750%), 10/10/2025	300,657	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Business Equipment & Services (continued)
1,292,406	Verifone Systems, Inc. 2018 1st Lien Term Loan, 5.695%, (US0003M + 4.000%), 08/20/2025	$857,296	0.0
1,111,832	Verra Mobility Corporation 2020 Term Loan B, 4.239%, (US0001M + 3.250%), 02/28/2025	1,006,208	0.0
2,006,981	Verscend Holding Corp. 2018 Term Loan B, 5.489%, (US0001M + 4.500%), 08/27/2025	1,906,632	0.1
610,000	VS Buyer, LLC Term Loan B, 4.863%, (US0003M + 3.250%), 02/28/2027	588,650	0.0
1,393,027	West Corporation 2017 Term Loan, 5.450%, (US0003M + 4.000%), 10/10/2024	1,072,631	0.1
686,550	West Corporation 2018 Term Loan B1, 4.950%, (US0003M + 3.500%), 10/10/2024	516,285	0.0
630,008	Yak Access, LLC 2018 1st Lien Term Loan B, 6.450%, (US0003M + 5.000%), 07/11/2025	475,656	0.0
100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 11.204%, (US0003M + 10.000%), 07/10/2026	62,500	0.0
		30,049,012	1.2
	Cable & Satellite Television: 0.3%
2,038,112	CSC Holdings, LLC 2019 Term Loan B5, 3.112%, (US0001M + 2.500%), 04/15/2027	1,973,572	0.1
1,477,348	Radiate Holdco, LLC 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 02/01/2024	1,370,978	0.0
598,500	Telesat Canada Term Loan B5, 3.740%, (US0001M + 2.750%), 12/07/2026	558,101	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cable & Satellite Television (continued)
1,110,000	UPC Broadband Holding B.V. 2020 USD Term Loan B, 2.955%, (US0001M + 2.250%), 04/30/2028	$1,008,250	0.0
2,149,808	Virgin Media Bristol LLC USD Term Loan N, 3.205%, (US0001M + 2.500%), 01/31/2028	2,047,692	0.1
1,994,885	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/2023	1,822,826	0.1
		8,781,419	0.3
	Chemicals & Plastics: 0.4%
1,340,206	Alpha 3 B.V. 2017 Term Loan B1, 4.450%, (US0003M + 3.000%), 01/31/2024	1,243,041	0.1
278,600	Ascend Performance Materials Operations LLC 2019 Term Loan B, 6.700%, (US0003M + 5.250%), 08/27/2026	247,954	0.0
669,850	Composite Resins Holding B.V. 2018 Term Loan B, 5.255%, (US0001M + 4.250%), 08/01/2025	599,515	0.0
634,659	Diamond (BC) B.V. USD Term Loan, 4.777%, (US0003M + 3.000%), 09/06/2024	490,274	0.0
1,553,485	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/2024	1,242,788	0.1
891,231	Polar US Borrower, LLC 2018 1st Lien Term Loan, 6.609%, (US0003M + 4.750%), 10/15/2025	779,827	0.0
1,587,859	Starfruit Finco B.V 2018 USD Term Loan B, 3.863%, (US0001M + 3.000%), 10/01/2025	1,452,891	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Chemicals & Plastics (continued)
2,494,013	Tronox Finance LLC Term Loan B, 3.930%, (US0001M + 2.750%), 09/23/2024	$2,242,534	0.1
500,000	Univar Inc. 2017 USD Term Loan B, 4.484%, (US0001M + 2.250%), 07/01/2024	468,750	0.0
443,888	Univar Inc. 2019 USD Term Loan B5, 3.450%, (US0003M + 2.000%), 07/01/2026	406,157	0.0
		9,173,731	0.4
	Clothing/Textiles: 0.0%
1,230,462	Varsity Brands, Inc. 2017 Term Loan B, 4.500%, (US0001M + 3.500%), 12/15/2024	974,116	0.0

	Consumer, Cyclical: 0.0%
973,887	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 4.950%, (US0003M + 3.500%), 05/30/2025	241,848	0.0
501,601	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.299%, (US0001M + 2.500%), 08/19/2023	460,219	0.0
		702,067	0.0
	Containers & Glass Products: 0.6%
890,677	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.907%, (US0006M + 3.000%), 04/22/2024	723,675	0.0
3,143,781	Berry Global, Inc. 2019 Term Loan Y, 2.863%, (US0001M + 2.000%), 07/01/2026	2,977,161	0.1
1,278,768	Bway Holding Company 2017 Term Loan B, 5.084%, (US0003M + 3.250%), 04/03/2024	1,061,378	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Containers & Glass Products (continued)
1,378,128	Charter NEX US, Inc. Incremental Term Loan, 4.489%, (US0001M + 3.500%), 05/16/2024	$1,215,050	0.1
806,699	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.898%, (US0003M + 3.000%), 12/29/2023	719,307	0.0
2,018,888	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.159%, (US0003M + 3.250%), 06/29/2025	1,800,176	0.1
684,715	Plastipak Packaging, Inc. 2018 Term Loan B, 3.490%, (US0001M + 2.500%), 10/14/2024	631,649	0.0
1,195,000	Reynolds Consumer Products LLC Term Loan, 3.501%, (US0003M + 1.750%), 02/04/2027	1,134,503	0.1
2,453,084	Reynolds Group Holdings Inc. USD 2017 Term Loan, 3.739%, (US0001M + 2.750%), 02/05/2023	2,339,629	0.1
888,189	Ring Container Technologies Group, LLC 1st Lien Term Loan, 3.739%, (US0001M + 2.750%), 10/31/2024	777,165	0.0
1,787,961	TricorBraun Hldgs Inc First Lien Term Loan, 5.202%, (US0003M + 3.750%), 11/30/2023	1,497,417	0.1
		14,877,110	0.6
	Cosmetics/Toiletries: 0.1%
147,375	Anastasia Parent, LLC 2018 Term Loan B, 4.822%, (US0006M + 3.750%), 08/11/2025	88,916	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Cosmetics/Toiletries (continued)
1,720,915	Wellness Merger Sub, Inc. 1st Lien Term Loan, 5.863%, (US0003M + 4.250%), 06/30/2024	$1,370,996	0.1
		1,459,912	0.1
	Drugs: 0.0%
1,038,362	Horizon Therapeutics USA Inc Term Loan B, 3.313%, (US0001M + 2.250%), 05/22/2026	983,848	0.0

	Ecological Services & Equipment: 0.0%
1,090,466	GFL Environmental Inc. 2018 USD Term Loan B, 3.991%, (US0001M + 3.000%), 05/30/2025	1,063,885	0.0

	Electronics/Electrical: 2.0%
420,084	ABC Financial Services, Inc. 1st Lien Term Loan, 5.250%, (US0001M + 4.250%), 01/02/2025	325,565	0.0
1,533,405	Barracuda Networks, Inc. 1st Lien Term Loan, 4.517%, (US0003M + 3.250%), 02/12/2025	1,423,511	0.1
1,191,763	BMC Software Finance, Inc. 2018 USD Term Loan B, 5.239%, (US0001M + 4.250%), 10/02/2025	1,021,341	0.0
642,085	Brave Parent Holdings, Inc. 1st Lien Term Loan, 5.777%, (US0003M + 4.000%), 04/18/2025	560,754	0.0
678,447	Cohu, Inc. 2018 Term Loan B, 3.989%, (US0001M + 3.000%), 10/01/2025	508,835	0.0
1,013,536	Compuware Corporation 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 08/22/2025	983,130	0.0
148,500	EagleView Technology Corporation 2018 Add On Term Loan B, 5.113%, (US0003M + 3.500%), 08/14/2025	126,225	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
394,856	Electrical Components International, Inc. 2018 1st Lien Term Loan, 5.239%, (US0003M + 4.250%), 06/26/2025	$298,116	0.0
2,120,744	Epicor Software Corporation 1st Lien Term Loan, 4.250%, (US0001M + 3.250%), 06/01/2022	1,966,990	0.1
406,117	Exact Merger Sub LLC 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 09/27/2024	364,828	0.0
890,525	GlobalFoundries Inc USD Term Loan B, 6.200%, (US0003M + 4.750%), 06/05/2026	765,851	0.0
1,553,612	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 4.239%, (US0001M + 3.250%), 12/01/2023	1,406,019	0.1
593,513	Helios Software Holdings, Inc. USD Term Loan, 5.322%, (US0006M + 4.250%), 10/24/2025	504,486	0.0
250,000	Hyland Software, Inc. 2017 2nd Lien Term Loan, 7.989%, (US0001M + 7.000%), 07/07/2025	236,250	0.0
1,668,170	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.489%, (US0001M + 3.250%), 07/01/2024	1,558,349	0.1
1,210,850	Imperva, Inc. 1st Lien Term Loan, 5.704%, (US0003M + 4.000%), 01/12/2026	1,008,033	0.0
110,000	Imperva, Inc. 2nd Lien Term Loan, 9.442%, (US0003M + 7.750%), 01/10/2027	99,000	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
1,131,980	Infor (US), Inc. Term Loan B6, 3.750%, (US0001M + 2.750%), 02/01/2022	$1,097,454	0.0
1,560,000	Informatica LLC 2020 USD Term Loan B, 4.239%, (US0001M + 3.250%), 02/25/2027	1,380,600	0.1
2,554,359	Kronos Incorporated 2017 Term Loan B, 4.763%, (US0003M + 3.000%), 11/01/2023	2,365,975	0.1
249,921	MA FinanceCo., LLC USD Term Loan B3, 3.489%, (US0001M + 2.500%), 06/21/2024	227,845	0.0
3,878,573	McAfee, LLC 2018 USD Term Loan B, 4.691%, (US0001M + 3.750%), 09/30/2024	3,620,000	0.1
3,367,768	MH Sub I, LLC 2017 1st Lien Term Loan, 4.822%, (US0006M + 3.750%), 09/13/2024	2,929,958	0.1
400,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 8.572%, (US0006M + 7.500%), 09/15/2025	325,000	0.0
2,007,793	Project Boost Purchaser, LLC 2019 Term Loan B, 4.489%, (US0001M + 3.500%), 06/01/2026	1,656,429	0.1
669,044	Project Leopard Holdings, Inc. 2019 Term Loan, 5.700%, (US0003M + 4.250%), 07/07/2023	598,794	0.0
2,552,850	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.027%, (US0003M + 4.250%), 05/16/2025	1,997,605	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.027%, (US0003M + 8.250%), 05/18/2026	70,438	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
2,776,035	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.762%, (US0003M + 3.000%), 11/03/2023	$2,519,252	0.1
739,436	Riverbed Technology, Inc. 2016 Term Loan, 4.250%, (US0001M + 3.250%), 04/24/2022	487,288	0.0
90,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 9.239%, (US0001M + 8.250%), 11/27/2026	60,300	0.0
1,819,181	Rocket Software, Inc. 2018 Term Loan, 5.239%, (US0001M + 4.250%), 11/28/2025	1,506,888	0.1
1,877,876	RP Crown Parent LLC Term Loan B, 3.750%, (US0001M + 2.750%), 10/12/2023	1,802,761	0.1
1,687,778	Seattle Spinco, Inc. USD Term Loan B3, 3.489%, (US0001M + 2.500%), 06/21/2024	1,538,692	0.1
947,849	Sirius Computer Solutions, Inc. 2020 Term Loan, 4.489%, (US0001M + 3.500%), 07/01/2026	836,477	0.0
392,735	SkillSoft Corporation 1st Lien Term Loan, 6.527%, (US0003M + 4.750%), 04/28/2021	258,550	0.0
2,987,265	SolarWinds Holdings, Inc. 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 02/05/2024	2,787,118	0.1
634,481	SonicWall US Holdings Inc. 1st Lien Term Loan, 5.195%, (US0003M + 3.500%), 05/16/2025	527,677	0.0
100,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 9.195%, (US0003M + 7.500%), 05/18/2026	79,250	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
326,116	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 2.739%, (US0001M + 1.750%), 04/16/2025	$310,626	0.0
457,022	SS&C Technologies Inc. 2018 Term Loan B3, 2.739%, (US0001M + 1.750%), 04/16/2025	435,313	0.0
1,334,098	Surf Holdings, LLC USD Term Loan, 4.814%, (US0003M + 3.500%), 03/05/2027	1,197,353	0.1
1,333,278	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 6.072%, (US0003M + 5.000%), 05/29/2026	885,519	0.0
643,500	TriTech Software Systems 2018 Term Loan B, 5.200%, (US0003M + 3.750%), 08/29/2025	501,930	0.0
1,424,292	TTM Technologies, Inc. 2017 Term Loan, 4.081%, (US0001M + 2.500%), 09/28/2024	1,338,835	0.1
1,355,681	Ultimate Software Group Inc(The) Term Loan B, 4.739%, (US0001M + 3.750%), 05/04/2026	1,281,119	0.1
1,649,024	Veritas Bermuda Ltd. USD Repriced Term Loan B, 5.950%, (US0003M + 4.500%), 01/27/2023	1,409,916	0.1
2,114,711	Vertafore, Inc. 2018 1st Lien Term Loan, 4.239%, (US0001M + 3.250%), 07/02/2025	1,908,527	0.1
350,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 8.239%, (US0001M + 7.250%), 07/02/2026	310,916	0.0
73,181	Web.com Group, Inc. 2018 2nd Lien Term Loan, 8.945%, (US0003M + 7.750%), 10/09/2026	56,532	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Electronics/Electrical (continued)
390,845	Web.com Group, Inc. 2018 Term Loan B, 4.945%, (US0003M + 3.750%), 10/10/2025	$325,378	0.0
542,466	Xperi Corporation 2018 Term Loan B1, 3.489%, (US0001M + 2.500%), 12/01/2023	504,493	0.0
		52,298,091	2.0
	Financial: 0.0%
1,179,908	Blucora, Inc. 2017 Term Loan B, 4.450%, (US0003M + 3.000%), 05/22/2024	1,079,616	0.0

	Financial Intermediaries: 0.4%
185,250	Advisor Group, Inc. 2019 Term Loan B, 5.989%, (US0001M + 5.000%), 07/31/2026	142,642	0.0
2,129,143	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 06/15/2025	1,760,092	0.1
997,245	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 3.239%, (US0001M + 2.250%), 04/23/2026	872,590	0.0
940,603	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 3.739%, (US0001M + 2.750%), 08/21/2025	846,543	0.0
770,000	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 5.201%, (US0003M + 3.750%), 03/05/2027	662,200	0.0
3,389,056	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 4.179%, (US0001M + 3.250%), 07/21/2025	2,925,884	0.1
1,266,416	First Eagle Holdings, Inc. 2020 Term Loan B, 3.950%, (US0003M + 2.500%), 02/01/2027	1,074,871	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial Intermediaries (continued)
1,275,305	Focus Financial Partners, LLC 2020 Term Loan, 2.989%, (US0001M + 2.000%), 07/03/2024	$1,173,280	0.1
253,418	VFH Parent LLC 2019 Term Loan B, 4.005%, (US0001M + 3.000%), 03/01/2026	234,834	0.0
893,227	Victory Capital Holdings, Inc. 2020 Term Loan B, 4.015%, (US0001M + 2.500%), 07/01/2026	794,972	0.0
		10,487,908	0.4
	Food Products: 0.3%
100,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 8.547%, (US0001M + 7.750%), 10/01/2026	90,000	0.0
723,845	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/2024	676,795	0.0
1,144,508	B&G Foods, Inc. 2019 Term Loan B4, 3.489%, (US0001M + 2.500%), 10/10/2026	1,091,097	0.0
1,387,280	CHG PPC Parent LLC 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 03/31/2025	1,255,489	0.1
885,000	Froneri International PLC 2020 USD Term Loan, 3.239%, (US0001M + 2.250%), 01/29/2027	849,600	0.0
1,796,826	IRB Holding Corp 2020 Term Loan B, 3.751%, (US0001M + 2.750%), 02/05/2025	1,401,524	0.1
1,412(10)	NPC International, Inc. 1st Lien Term Loan, 4.951%, (US0003M + 3.500%), 04/19/2024	600	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food Products (continued)
1,287,174	Sigma Bidco B.V. 2018 USD Term Loan B, 4.909%, (US0003M + 3.000%), 07/02/2025	$1,142,367	0.1
		6,507,472	0.3
	Food Service: 0.3%
910,631	Carrols Restaurant Group, Inc. Term Loan B, 4.210%, (US0001M + 3.250%), 04/30/2026	687,526	0.0
143,883	Fogo De Chao, Inc. 2018 Add On Term Loan, 5.700%, (US0003M + 4.250%), 04/07/2025	100,718	0.0
2,898,325	Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.584%, (US0001M + 2.500%), 10/04/2023	2,265,525	0.1
1,903,831	Hearthside Food Solutions, LLC 2018 Term Loan B, 4.677%, (US0001M + 3.688%), 05/23/2025	1,627,775	0.1
1,284,797	US Foods, Inc. 2019 Term Loan B, 3.072%, (US0006M + 2.000%), 09/13/2026	1,197,003	0.0
1,500,000	Welbilt, Inc. 2018 Term Loan B, 3.489%, (US0001M + 2.500%), 10/23/2025	1,200,000	0.1
		7,078,547	0.3
	Food/Drug Retailers: 0.1%
1,136,913	EG Finco Limited 2018 USD Term Loan, 5.072%, (US0006M + 4.000%), 02/07/2025	832,788	0.1
147,000	EG Group Limited 2018 USD Term Loan B, 5.450%, (US0006M + 4.000%), 02/07/2025	107,678	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Food/Drug Retailers (continued)
28,970	Moran Foods LLC 2020 Term Loan, 8.451%, (US0003M + 7.000%), 03/12/2024	$26,797	0.0
145,875(10)	Moran Foods LLC Term Loan, 7.451%, (US0003M + 6.000%), 12/05/2023	18,234	0.0
472,625	Portillo Restaurant Group (The) Term Loan, 6.950%, (US0003M + 5.500%), 09/06/2024	429,203	0.0
981,344	United Natural Foods, Inc. Term Loan B, 5.239%, (US0001M + 4.250%), 10/22/2025	848,862	0.0
		2,263,562	0.1
	Forest Products: 0.0%
1,320,869	LABL, Inc. 2019 USD Term Loan, 5.000%, (US0001M + 4.500%), 07/01/2026	1,119,436	0.0

	Health Care: 1.4%
1,148,500	Accelerated Health Systems, LLC Term Loan B, 4.297%, (US0001M + 3.500%), 10/31/2025	1,036,521	0.0
1,412,604	ADMI Corp. 2018 Term Loan B, 4.200%, (US0001M + 2.750%), 04/30/2025	1,267,812	0.1
551,362	Agiliti Health, Inc Term Loan, 4.625%, (US0003M + 3.000%), 01/04/2026	532,065	0.0
1,143,311	Air Methods Corporation 2017 Term Loan B, 4.950%, (US0003M + 3.500%), 04/22/2024	826,042	0.0
636,071	ATI Holdings Acquisition, Inc. 2016 Term Loan, 4.570%, (US0001M + 3.500%), 05/10/2023	485,004	0.0
1,951,543	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 4.739%, (US0001M + 3.750%), 02/27/2026	1,512,446	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
3,380,286	Bausch Health Companies, Inc. 2018 Term Loan B, 3.612%, (US0001M + 3.000%), 06/02/2025	$3,239,440	0.1
1,076,575	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 03/01/2024	994,037	0.0
500,159	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 4.073%, (US0001M + 3.000%), 06/07/2023	452,644	0.0
375,000	Da Vinci Purchaser Corp. 2019 Term Loan, 5.872%, (US0003M + 4.000%), 01/08/2027	350,156	0.0
2,277,588	DaVita, Inc. 2020 Term Loan B, 2.739%, (US0001M + 1.750%), 08/12/2026	2,176,994	0.1
643,695	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/2025	511,737	0.0
477,600	Emerald TopCo Inc Term Loan, 4.489%, (US0001M + 3.500%), 07/24/2026	437,601	0.0
1,976,806	Envision Healthcare Corporation 2018 1st Lien Term Loan, 4.739%, (US0001M + 3.750%), 10/10/2025	1,059,568	0.0
1,379,488	ExamWorks Group, Inc. 2017 Term Loan, 4.250%, (US0006M + 3.250%), 07/27/2023	1,251,885	0.1
542,101	Global Medical Response, Inc. 2017 Term Loan B2, 5.863%, (US0001M + 4.250%), 03/14/2025	489,246	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
785,106	Global Medical Response, Inc. 2018 Term Loan B1, 4.932%, (US0002M + 3.250%), 04/28/2022	$726,224	0.1
848,624	GoodRx, Inc. 1st Lien Term Loan, 3.739%, (US0001M + 2.750%), 10/10/2025	801,949	0.0
1,083,511	Inovalon Holdings, Inc. 2020 Term Loan B1, 3.750%, (US0001M + 3.000%), 04/02/2025	1,005,498	0.0
1,574,843	Jaguar Holding Company II 2018 Term Loan, 3.500%, (US0001M + 2.500%), 08/18/2022	1,518,412	0.1
1,267,378	Medical Solutions L.L.C. 2017 Term Loan, 5.500%, (US0001M + 4.500%), 06/14/2024	1,127,967	0.1
4,349,168	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.200%, (US0003M + 2.750%), 06/07/2023	3,957,708	0.2
2,090,687	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 4.765%, (US0001M + 3.250%), 06/30/2025	1,789,628	0.1
1,796,000	Phoenix Guarantor Inc 2020 Term Loan B, 4.113%, (US0001M + 3.250%), 03/05/2026	1,652,320	0.1
728,715	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 4.739%, (US0001M + 3.750%), 11/17/2025	683,778	0.0
1,848,190	Select Medical Corporation 2017 Term Loan B, 3.430%, (US0001M + 2.500%), 03/06/2025	1,765,022	0.1
1,520,000	Sotera Health Holdings, LLC 2019 Term Loan, 5.500%, (US0001M + 4.500%), 12/11/2026	1,355,334	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Health Care (continued)
462,755	Surgery Center Holdings, Inc. 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 09/03/2024	$364,882	0.0
892,048	Tecomet Inc. 2017 Repriced Term Loan, 4.250%, (US0001M + 3.250%), 05/01/2024	762,701	0.0
636,373	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.000%, (US0001M + 3.000%), 06/23/2024	482,053	0.0
188,100	Vizient, Inc. 2020 Term Loan B6, 2.989%, (US0001M + 2.000%), 05/06/2026	178,695	0.0
1,283,497	Wink Holdco, Inc 1st Lien Term Loan B, 4.450%, (US0001M + 3.000%), 12/02/2024	1,098,995	0.0
		35,894,364	1.4
	Home Furnishings: 0.0%
860,675	Prime Security Services Borrower, LLC 2019 Term Loan B1, 4.606%, (US0001M + 3.250%), 09/23/2026	783,214	0.0

	Industrial: 0.1%
1,510,269	NCI Building Systems, Inc. 2018 Term Loan, 4.561%, (US0001M + 3.750%), 04/12/2025	1,321,485	0.1

	Industrial Equipment: 0.3%
1,105,000	APi Group DE, Inc. Term Loan B, 3.489%, (US0001M + 2.500%), 10/01/2026	1,016,600	0.1
395,619	CPM Holdings, Inc. 2018 1st Lien Term Loan, 5.353%, (US0006M + 3.750%), 11/17/2025	327,374	0.0
630,007	EWT Holdings III Corp. 2020 Term Loan, 3.739%, (US0001M + 2.750%), 12/20/2024	579,607	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial Equipment (continued)
1,709,546	Filtration Group Corporation 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 03/29/2025	$1,510,811	0.1
691,525	Granite Holdings US Acquisition Co. Term Loan B, 6.322%, (US0006M + 5.250%), 09/30/2026	501,356	0.0
725,000	Ingersoll-Rand Services Company 2020 USD Spinco Term Loan, 3.201%, (US0003M + 1.750%), 02/05/2027	681,500	0.0
1,498,415	Kenan Advantage Group, Inc. 2015 Term Loan, 4.000%, (US0001M + 3.000%), 07/31/2022	1,273,653	0.1
367,941	Kenan Advantage Group, Inc. CAD Term Loan B, 4.000%, (US0001M + 3.000%), 07/31/2022	312,750	0.0
430,000	Star US Bidco LLC Term Loan B, 5.701%, (US0003M + 4.250%), 03/03/2027	384,850	0.0
		6,588,501	0.3
	Insurance: 0.7%
1,141,705	Achilles Acquisition LLC 2018 Term Loan, 5.000%, (US0001M + 4.000%), 10/13/2025	1,021,826	0.0
3,212,467	Acrisure, LLC 2020 Term Loan B, 5.207%, (US0003M + 3.500%), 02/15/2027	2,730,597	0.1
395,237	Alera Group Holdings, Inc. 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 08/01/2025	347,809	0.0
2,043,680	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.989%, (US0001M + 3.000%), 05/09/2025	1,898,920	0.1
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance (continued)
2,127,064	AmWINS Group, Inc. 2017 Term Loan B, 3.753%, (US0001M + 2.750%), 01/25/2024	$1,991,464	0.1
150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.450%, (US0003M + 7.000%), 09/19/2025	138,750	0.0
148,125	Aretec Group, Inc. 2018 Term Loan, 5.239%, (US0001M + 4.250%), 10/01/2025	102,206	0.0
1,833,871	AssuredPartners, Inc. 2020 Term Loan B, 4.489%, (US0001M + 3.500%), 02/12/2027	1,636,730	0.1
631,304	CCC Information Services, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 04/29/2024	583,280	0.0
1,450,023	Hub International Limited 2018 Term Loan B, 4.543%, (US0002M + 2.750%), 04/25/2025	1,370,271	0.0
2,586,895	NFP Corp. 2020 Term Loan, 4.239%, (US0001M + 3.250%), 02/15/2027	2,263,533	0.1
2,610,341	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 4.239%, (US0001M + 3.250%), 12/31/2025	2,305,800	0.1
2,370,927	USI, Inc. 2017 Repriced Term Loan, 3.989%, (US0003M + 3.000%), 05/16/2024	2,163,471	0.1
		18,554,657	0.7
	Leisure Good/Activities/Movies: 0.6%
1,689,191	AMC Entertainment Holdings Inc. 2019 Term Loan B, 4.080%, (US0001M + 3.000%), 04/22/2026	1,272,523	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
1,251,849	Bombardier Recreational Products, Inc. 2020 Term Loan, 2.989%, (US0001M + 2.000%), 05/24/2027	$1,057,813	0.1
1,042,327	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.200%, (US0003M + 2.750%), 09/18/2024	669,695	0.0
1,487,505	Crown Finance US, Inc. 2018 USD Term Loan, 3.322%, (US0006M + 2.250%), 02/28/2025	999,603	0.1
427,850	Crown Finance US, Inc. 2019 Incremental Term Loan, 3.558%, (US0006M + 2.500%), 09/30/2026	283,237	0.0
2,125,297	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.072%, (US0006M + 3.000%), 03/08/2024	1,586,889	0.1
1,003,941	Fitness International, LLC 2018 Term Loan B, 4.322%, (US0006M + 3.250%), 04/18/2025	761,321	0.0
711,218	Fluidra S.A. USD Term Loan B, 2.989%, (US0001M + 2.000%), 07/02/2025	647,208	0.0
539,368	GVC Holdings (Gibraltar) Limited 2020 USD Term Loan B3, 3.308%, (US0006M + 2.250%), 03/29/2024	448,575	0.0
1,236,723	Intrawest Resorts Holdings, Inc. Term Loan B1, 3.750%, (US0001M + 2.750%), 07/31/2024	1,108,929	0.1
1,136,469	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 07/03/2024	806,893	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Leisure Good/Activities/ Movies (continued)
1,722,425	Life Time, Inc. 2017 Term Loan B, 4.363%, (US0003M + 2.750%), 06/10/2022	$1,300,431	0.1
115,821	Motion Finco Sarl Delayed Draw Term Loan B2, 4.323%, (US0006M + 3.250%), 11/04/2026	94,394	0.0
843,085	Motion Finco Sarl USD Term Loan B1, 4.209%, (US0006M + 3.250%), 11/13/2026	711,353	0.0
785,063	Playtika Holding Corp Term Loan B, 7.072%, (US0006M + 6.000%), 12/10/2024	740,575	0.0
974,709	SRAM, LLC 2018 Term Loan B, 3.787%, (US0001M + 2.750%), 03/15/2024	930,847	0.0
967,839	Thor Industries, Inc. USD Term Loan B, 5.365%, (US0001M + 3.750%), 02/01/2026	832,342	0.0
644,356	WeddingWire, Inc. 1st Lien Term Loan, 5.950%, (US0001M + 4.500%), 12/19/2025	563,811	0.0
100,000	WeddingWire, Inc. 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 12/21/2026	92,500	0.0
		14,908,939	0.6
	Lodging & Casinos: 0.5%
1,185,225	Aimbridge Acquisition Co., Inc. 2019 Term Loan B, 5.573%, (US0001M + 3.750%), 02/02/2026	859,288	0.0
3,042,965	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 3.739%, (US0001M + 2.750%), 12/23/2024	2,499,579	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Lodging & Casinos (continued)
126,756	Eldorado Resorts LLC 2017 Term Loan B, 3.250%, (US0006M + 2.250%), 04/17/2024	$124,221	0.0
1,421,794	Everi Payments Inc. Term Loan B, 3.822%, (US0003M + 2.750%), 05/09/2024	1,139,805	0.1
1,380,899	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.960%, (US0001M + 3.000%), 10/21/2024	1,056,388	0.0
2,134,194	PCI Gaming Authority Term Loan, 3.489%, (US0001M + 2.500%), 05/29/2026	1,714,977	0.1
2,319,749	Scientific Games International, Inc. 2018 Term Loan B5, 4.246%, (US0002M + 2.750%), 08/14/2024	1,884,796	0.1
3,058,702	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 4.950%, (US0003M + 3.500%), 07/10/2025	2,932,531	0.1
963,673	Station Casinos LLC 2020 Term Loan B, 3.240%, (US0001M + 2.250%), 02/08/2027	811,413	0.0
		13,022,998	0.5
	Machinery-Diversified: 0.0%
523,012	Gardner Denver, Inc. 2020 USD Term Loan, 2.739%, (0 + 0.000%), 03/01/2027	494,247	0.0

	Nonferrous Metals/Minerals: 0.0%
1,565,319	Covia Holdings Corporation Term Loan, 5.874%, (US0003M + 4.000%), 06/01/2025	729,830	0.0
545,228	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/2025	269,207	0.0
		999,037	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Oil & Gas: 0.1%
390,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0001M + 6.750%), 10/29/2025	$185,250	0.0
942,875	Lower Cadence Holdings LLC Term Loan B, 4.989%, (US0001M + 4.000%), 05/22/2026	590,869	0.1
527,350	Lucid Energy Group II LLC Incremental Term Loan B2, 4.000%, (US0001M + 3.000%), 02/19/2025	300,590	0.0
148,500	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 4.239%, (US0001M + 3.250%), 09/29/2025	115,087	0.0
		1,191,796	0.1
	Publishing: 0.1%
2,164,873	Meredith Corporation 2020 Term Loan B2, 3.489%, (US0001M + 2.500%), 01/31/2025	1,970,034	0.1

	Radio & Television: 0.7%
1,040,516	A-L Parent LLC 2016 1st Lien Term Loan, 4.860%, (US0001M + 3.250%), 12/01/2023	712,753	0.0
1,330,099	Banijay Entertainment S.A.S USD Term Loan, 5.213%, (US0003M + 3.750%), 03/04/2025	1,197,089	0.0
1,629,319	Clear Channel Outdoor Holdings, Inc. Term Loan B, 4.489%, (US0001M + 3.500%), 08/21/2026	1,476,570	0.1
288,550	Cumulus Media New Holdings Inc. Term Loan B, 4.822%, (US0006M + 3.750%), 03/31/2026	234,207	0.0

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Radio & Television (continued)
2,403,975	Diamond Sports Group, LLC Term Loan, 4.180%, (US0001M + 3.250%), 08/24/2026	$1,887,120	0.1
1,107,128	Entercom Media Corp. 2019 Term Loan, 3.489%, (US0001M + 2.500%), 11/18/2024	996,415	0.0
1,346,625	iHeartCommunications, Inc. 2020 Term Loan, 3.989%, (US0001M + 3.000%), 05/01/2026	1,153,384	0.0
2,131,876	NASCAR Holdings, Inc Term Loan B, 3.674%, (US0001M + 2.750%), 10/19/2026	1,884,934	0.1
2,830,057	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 4.331%, (US0001M + 2.750%), 09/18/2026	2,674,404	0.1
2,781,052	Sinclair Television Group Inc. Term Loan B2B, 3.210%, (US0001M + 2.500%), 09/30/2026	2,575,950	0.1
1,534,494	Terrier Media Buyer, Inc. Term Loan B, 5.700%, (US0003M + 4.250%), 12/17/2026	1,330,215	0.1
1,720,284	Univision Communications Inc. Term Loan C5, 3.750%, (US0001M + 2.750%), 03/15/2024	1,470,843	0.1
		17,593,884	0.7
	Retailers (Except Food & Drug): 0.2%
244,828	Academy, Ltd. 2015 Term Loan B, 5.558%, (US0001M + 4.000%), 07/01/2022	134,859	0.0
1,034,997	Bass Pro Group, LLC Term Loan B, 5.989%, (US0001M + 5.000%), 09/25/2024	879,748	0.0
208,294	Belk, Inc. 2019 Term Loan B, 7.750%, (US0006M + 6.750%), 07/31/2025	109,354	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Retailers (Except Food & Drug) (continued)
1,913,455	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 3.047%, (US0001M + 2.250%), 02/03/2024	$1,827,349	0.1
734,320	Jo-Ann Stores, Inc. 2016 Term Loan, 6.000%, (US0006M + 5.000%), 10/20/2023	304,743	0.0
2,079,298	Leslies Poolmart, Inc. 2016 Term Loan, 4.500%, (US0001M + 3.500%), 08/16/2023	1,744,012	0.1
1,367,353	Mens Wearhouse, Inc. (The) 2018 Term Loan, 4.831%, (US0001M + 3.250%), 04/09/2025	546,941	0.0
		5,547,006	0.2
	Steel: 0.0%
882,000	GrafTech Finance, Inc. 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 02/12/2025	771,750	0.0

	Surface Transport: 0.1%
1,385,486	Navistar International Corporation 2017 1st Lien Term Loan B, 4.280%, (US0001M + 3.500%), 11/06/2024	1,216,918	0.1
1,285,905	PODS, LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 12/06/2024	1,128,381	0.0
734,520	Savage Enterprises LLC 2020 Term Loan B, 4.620%, (US0001M + 4.000%), 08/01/2025	653,111	0.0
		2,998,410	0.1
	Technology: 0.1%
2,851,296	Misys (Finastra) – TL B 1L, 5.277%, (US0003M + 3.500%), 06/13/2024	2,480,628	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications: 1.0%
1,539,472	Altice Financing SA USD 2017 1st Lien Term Loan, 3.674%, (US0001M + 2.750%), 01/31/2026	$1,416,314	0.1
3,491,786	Altice France S.A. USD Term Loan B11, 3.739%, (US0001M + 2.750%), 07/31/2025	3,215,352	0.1
185,000	Asurion LLC 2017 2nd Lien Term Loan, 7.489%, (US0001M + 6.500%), 08/04/2025	172,975	0.0
598	Asurion LLC 2017 Term Loan B4, 3.989%, (US0001M + 3.000%), 08/04/2022	556	0.0
1,966,285	Asurion LLC 2018 Term Loan B6, 3.989%, (US0001M + 3.000%), 11/03/2023	1,897,465	0.1
4,208,517	Asurion LLC 2018 Term Loan B7, 3.989%, (US0001M + 3.000%), 11/03/2024	3,963,022	0.1
1,850,004	Avaya, Inc. 2018 Term Loan B, 4.955%, (US0001M + 4.250%), 12/15/2024	1,586,378	0.1
2,379,038	CenturyLink, Inc. 2020 Term Loan B, 3.239%, (US0001M + 2.250%), 03/15/2027	2,211,018	0.1
1,800,950	CommScope, Inc. 2019 Term Loan B, 4.239%, (US0001M + 3.250%), 04/06/2026	1,710,903	0.1
720,000	Connect Finco Sarl Term Loan B, 5.490%, (US0001M + 4.500%), 12/11/2026	588,600	0.0
458,162	Consolidated Communications, Inc. 2016 Term Loan B, 3.959%, (US0001M + 3.000%), 10/04/2023	395,492	0.0
673,432	Global Tel*Link Corporation 2018 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 11/29/2025	580,835	0.0
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Telecommunications (continued)
120,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 11/29/2026	$100,500	0.0
1,234,918	GTT Communications, Inc. 2018 USD Term Loan B, 3.740%, (US0001M + 2.750%), 05/31/2025	844,890	0.0
470,000	Iridium Satellite LLC Term Loan, 4.750%, (US0001M + 3.750%), 11/04/2026	448,850	0.0
1,631,488	Level 3 Financing Inc. 2019 Term Loan B, 2.739%, (US0001M + 1.750%), 03/01/2027	1,541,756	0.1
393,468	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.500%, (US0006M + 4.500%), 11/01/2024	312,807	0.0
445,986	Speedcast International Limited Term Loan B, 4.200%, (US0003M + 2.750%), 05/15/2025	112,983	0.0
805,000	Telenet Financing USD LLC 2020 USD Term Loan AR, 2.705%, (US0001M + 2.000%), 04/30/2028	747,644	0.0
1,814,739	Zayo Group Holdings, Inc. USD Term Loan, 3.989%, (US0001M + 3.000%), 02/19/2027	1,701,318	0.1
1,295,000	Ziggo Financing Partnership USD Term Loan I, 3.205%, (US0001M + 2.500%), 04/30/2028	1,209,206	0.1
		24,758,864	1.0
	Utilities: 0.2%
857,153	Calpine Construction Finance Company, L.P. 2017 Term Loan B, 2.989%, (US0001M + 2.000%), 01/15/2025	792,866	0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Utilities (continued)
2,239,997	Calpine Corporation 2019 Term Loan B10, 2.989%, (US0001M + 2.000%), 08/12/2026	$2,111,197	0.1
364,185	LMBE-MC Holdco II LLC Term Loan B, 5.460%, (US0003M + 4.000%), 12/03/2025	318,662	0.0
724,075	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/2024	640,807	0.0
650,088	Sabre Industries, Inc. 2019 Term Loan B, 4.494%, (US0003M + 3.500%), 04/15/2026	599,706	0.0
		4,463,238	0.2
	Total Bank Loans (Cost $401,208,618)	348,781,362	13.5
CONVERTIBLE BONDS/NOTES: 0.0%
	Communications: 0.0%
385,000	Other Securities	313,525	0.0
	Total Convertible Bonds/Notes (Cost $378,216)	313,525	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Uniform Mortgage-Backed Securities: 0.0%
6,537	Other Securities	7,429	0.0
	Total U.S. Government Agency Obligations (Cost $7,054)	7,429	0.0

	Value	Percentage of Net Assets
PURCHASED OPTIONS (11): 0.2%
Total Purchased Options (Cost $3,395,684)	4,673,724	0.2
Total Long-Term Investments (Cost $2,715,232,287)	2,438,431,969	94.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Repurchase Agreements: 0.4%
1,381,827 (12)	BNP Paribas S.A., Repurchase Agreement dated 03/31/20, 0.33%, due 04/01/20 (Repurchase Amount $1,381,839, collateralized by various U.S. Government Securities, 2.125%-6.875%, Market Value plus accrued interest $1,450,921, due 06/15/20-03/15/39)	$1,381,827	0.0
1,762,980 (12)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,762,981, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,798,240, due 05/01/20-02/20/70)	1,762,980	0.1
2,513,562 (12)	Citibank N.A., Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $2,513,563, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,566,255, due 03/15/22-05/01/48)	2,513,562	$0.1

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
113,898 (12)	HSBC Securities USA, Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $113,898, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $116,176, due 05/15/44-08/15/48)	$113,898	0.0
2,513,562 (12)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $2,513,563, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.125%, Market Value plus accrued interest $2,563,833, due 07/15/20-02/20/50)	2,513,562	0.1
2,513,562 (12)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/20, 0.16%, due 04/01/20 (Repurchase Amount $2,513,573, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,569,969, due 04/01/20-09/09/49)	2,513,562	0.1
	Total Repurchase Agreements (Cost $10,799,391)	10,799,391	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.6%
15,741,134 (13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.330%	15,741,134	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
49,886,000 (13)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.250%	$49,886,000	2.0
	Total Mutual Funds (Cost $65,627,134)	65,627,134	2.6
	Total Short-Term Investments (Cost $76,426,525)	76,426,525	3.0
	Total Investments in Securities (Cost $2,791,658,812)	$2,513,820,991	97.6
	Assets in Excess of Other Liabilities	63,073,798	2.4
	Net Assets	$2,576,894,789	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of March 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(5)
Variable rate security. Rate shown is the rate in effect as of March 31, 2020.

(6)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2020.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
Settlement is on a when-issued or delayed-delivery basis.

(10)
Security is a Master Limited Partnership.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

(11)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)
Rate shown is the 7-day yield as of March 31, 2020.

Currency Abbreviations:
EUR
EU Euro

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0001W
1-week LIBOR

US0002M
2-month LIBOR

US0003M
3-month LIBOR

US0006M
6-month LIBOR

US0012M
12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2020
Asset Table
Investments, at fair value
Purchased Options	$—	$4,673,724	$—	$4,673,724
Corporate Bonds/Notes	—	394,488,093	—	394,488,093
Collateralized Mortgage Obligations	—	753,643,797	—	753,643,797
Asset-Backed Securities	—	308,841,383	—	308,841,383
Bank Loans	—	348,781,362	—	348,781,362
Sovereign Bonds	—	82,023,092	—	82,023,092
Commercial Mortgage-Backed Securities	—	529,961,107	—	529,961,107
Convertible Bonds/Notes	—	313,525	—	313,525
U.S. Government Agency Obligations	—	7,429	—	7,429
U.S. Treasury Obligations	—	14,660,954	—	14,660,954
Short-Term Investments	65,627,134	10,799,391	—	76,426,525
Total Investments, at fair value	$65,627,134	$2,448,193,857	$—	$2,513,820,991
Other Financial Instruments+
Centrally Cleared Swaps	—	14,286,381	—	14,286,381
Forward Foreign Currency Contracts	—	19,836,927	—	19,836,927
Total Assets	$65,627,134	$2,482,317,165	$—	$2,547,944,289
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,538,527)	$—	$(2,538,527)
Forward Foreign Currency Contracts	—	(12,373,218)	—	(12,373,218)
Written Options	—	(4,349,549)	—	(4,349,549)
Total Liabilities	$—	$(19,261,294)	$—	$(19,261,294)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

At March 31, 2020, the following forward foreign currency contracts were outstanding for Voya Strategic Income Opportunities Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF 655,795	USD 2,147	Barclays Bank PLC	05/15/20	$(139)
USD 7,032,932	IDR 96,830,815,700	Barclays Bank PLC	05/15/20	1,130,513
PHP 1,478,623	USD 29,000	Barclays Bank PLC	05/15/20	(224)
MYR 131,109	USD 32,123	Barclays Bank PLC	05/15/20	(1,733)
MXN 134,002,849	USD 6,313,543	Barclays Bank PLC	05/15/20	(701,453)
ILS 120,172	USD 34,931	Barclays Bank PLC	05/15/20	(938)
IDR 5,793,718,400	USD 353,000	Barclays Bank PLC	05/15/20	162
IDR 63,890,217,755	USD 4,401,820	Barclays Bank PLC	05/15/20	(507,328)
USD 86,000	RUB 5,495,770	Barclays Bank PLC	05/15/20	16,051
ZAR 180,127	USD 12,161	Barclays Bank PLC	05/15/20	(2,154)
THB 154,924	USD 5,000	Barclays Bank PLC	05/15/20	(278)
USD 9,771,749	RUB 618,672,890	Barclays Bank PLC	05/15/20	1,897,453
CZK 42,445	USD 1,851	Barclays Bank PLC	05/15/20	(143)
NOK 43,472,229	USD 4,151,600	Barclays Bank PLC	06/05/20	390
USD 6,293,000	JPY 693,884,933	Barclays Bank PLC	06/05/20	(178,396)
USD 7,623,000	CHF 7,339,479	Barclays Bank PLC	06/05/20	9,202
CHF 7,324,714	USD 7,623,000	Barclays Bank PLC	06/05/20	(24,520)
USD 32,466,661	SEK 333,422,217	Barclays Bank PLC	06/05/20	(1,285,605)
NOK 43,513,164	USD 4,151,600	Barclays Bank PLC	06/05/20	4,299
CAD 11,763,154	USD 8,412,000	Barclays Bank PLC	06/05/20	(48,296)
USD 397,000	IDR 5,486,377,230	BNP Paribas	05/15/20	62,572
USD 29,363	PHP 1,499,125	BNP Paribas	05/15/20	188
USD 16,284,002	BRL 68,799,522	BNP Paribas	05/15/20	3,082,472
USD 108,130	PLN 419,722	BNP Paribas	05/15/20	6,697
USD 68,000	PLN 288,057	BNP Paribas	05/15/20	(1,614)
USD 282,000	MXN 5,351,744	BNP Paribas	05/15/20	57,867
NOK 102,006,542	USD 9,072,000	BNP Paribas	06/05/20	742,343
USD 5,954,000	JPY 660,892,809	Brown Brothers Harriman & Co.	06/05/20	(209,700)
USD 11,759,000	CAD 17,072,128	Brown Brothers Harriman & Co.	06/05/20	(379,431)
USD 6,919,705	PEN 23,210,076	Citibank N.A.	05/15/20	169,533
TRY 74,344	USD 12,215	Citibank N.A.	05/15/20	(1,116)
USD 358,000	BRL 1,526,118	Citibank N.A.	05/15/20	65,162
USD 6,832,988	MXN 130,075,655	Citibank N.A.	05/15/20	1,385,371
MXN 1,474,190	USD 60,000	Citibank N.A.	05/15/20	1,740
RON 4,488	USD 1,000	Citibank N.A.	05/15/20	20
PEN 2,523,327	USD 716,000	Citibank N.A.	05/15/20	17,858
USD 1,000	ZAR 17,558	Citibank N.A.	05/15/20	25
USD 50,000	CLP 42,029,500	Citibank N.A.	05/15/20	835
COP 69,540,774	USD 20,359	Citibank N.A.	05/15/20	(3,293)
CLP 44,100,907	USD 56,013	Citibank N.A.	05/15/20	(4,425)
USD 10,000	TRY 61,039	Citibank N.A.	05/15/20	887
RUB 60,750,616	USD 769,000	Citibank N.A.	05/15/20	4,217
USD 13,000	ZAR 194,093	Citibank N.A.	05/15/20	2,217
EUR 115,524,256	USD 124,903,000	Citibank N.A.	06/05/20	2,827,449
USD 7,623,000	CHF 7,343,526	Citibank N.A.	06/05/20	5,005
NOK 1,229,809	USD 108,519	Deutsche Bank AG	06/05/20	9,805
CHF 7,340,212	USD 7,510,935	Deutsche Bank AG	06/05/20	139,264
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 171	NOK 1,883	Deutsche Bank AG	06/05/20	(10)
BRL 1,133,792	USD 223,000	JPMorgan Chase Bank N.A.	05/15/20	(5,443)
USD 10,856,000	JPY 1,181,932,887	JPMorgan Chase Bank N.A.	06/05/20	(167,089)
USD 472,538	CAD 681,082	JPMorgan Chase Bank N.A.	06/05/20	(11,717)
AUD 34,803,675	USD 20,273,343	JPMorgan Chase Bank N.A.	06/05/20	1,138,673
USD 169,279,316	EUR 156,539,520	JPMorgan Chase Bank N.A.	06/05/20	(3,800,034)
EUR 6,330,651	USD 6,886,000	JPMorgan Chase Bank N.A.	06/05/20	113,542
USD 37,279,111	NZD 65,291,377	JPMorgan Chase Bank N.A.	06/05/20	(1,660,845)
CAD 17,205,157	USD 12,260,000	JPMorgan Chase Bank N.A.	06/05/20	(26,985)
EUR 5,901,051	USD 6,567,000	JPMorgan Chase Bank N.A.	06/05/20	(42,450)
GBP 4,970,984	USD 5,713,000	JPMorgan Chase Bank N.A.	06/05/20	468,883
GBP 29,000,962	USD 33,772,818	JPMorgan Chase Bank N.A.	06/05/20	2,292,588
EUR 2,339,253	USD 2,534,000	JPMorgan Chase Bank N.A.	06/05/20	52,417
BRL 69,196,636	USD 14,545,971	Morgan Stanley Capital Services LLC	05/15/20	(1,268,242)
USD 17,000	COP 57,691,200	Morgan Stanley Capital Services LLC	05/15/20	2,842
NOK 43,528,069	USD 4,151,600	Morgan Stanley Capital Services LLC	06/05/20	5,723
NOK 43,509,809	USD 4,151,600	Morgan Stanley Capital Services LLC	06/05/20	3,979
SEK 48,606,490	USD 4,906,000	Morgan Stanley Capital Services LLC	06/05/20	14,426
NZD 9,670,565	USD 5,780,000	Morgan Stanley Capital Services LLC	06/05/20	(12,449)
USD 6,465,000	AUD 10,601,303	State Street Bank and Trust Co.	06/05/20	20,537
USD 5,451,000	EUR 4,956,180	State Street Bank and Trust Co.	06/05/20	11,731
EUR 4,940,530	USD 5,451,000	State Street Bank and Trust Co.	06/05/20	(28,907)
NOK 43,498,347	USD 4,151,600	State Street Bank and Trust Co.	06/05/20	2,884
USD 5,443,000	AUD 8,832,361	State Street Bank and Trust Co.	06/05/20	9,130
EUR 7,023,379	USD 7,775,000	State Street Bank and Trust Co.	06/05/20	(9,537)
USD 7,244,000	CHF 6,890,000	State Street Bank and Trust Co.	06/05/20	63,025
USD 11,111,000	GBP 8,932,620	State Street Bank and Trust Co.	06/05/20	2,453
USD 12,198,000	GBP 10,038,283	State Street Bank and Trust Co.	06/05/20	(285,543)
USD 6,232,000	CHF 6,073,720	State Street Bank and Trust Co.	06/05/20	(98,221)
JPY 15,668,941,075	USD 142,166,273	State Street Bank and Trust Co.	06/05/20	3,967,348
USD 15,914,000	GBP 13,553,369	State Street Bank and Trust Co.	06/05/20	(940,881)
USD 5,451,000	EUR 4,955,639	State Street Bank and Trust Co.	06/05/20	12,324
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 9,279,000	AUD 16,093,044	State Street Bank and Trust Co.	06/05/20	(621,808)
AUD 10,565,550	USD 6,465,000	State Street Bank and Trust Co.	06/05/20	(42,271)
USD 6,465,000	AUD 10,610,699	State Street Bank and Trust Co.	06/05/20	14,825
				$7,463,709

At March 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya Strategic Income Opportunities Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 34, Version 1	Buy	(5.000)	06/20/25	USD 243,185,000	$15,612,477	$5,018,018
iTraxx Cross-over Index, Series 32, Version 1	Buy	(5.000)	12/20/24	EUR 41,009,000	926,829	7,213,215
					$16,539,306	$12,231,233
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
ReferenceEntity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
Prudential Financial Inc. 3.50%, due 05/15/2024	Buy	(1.000)	12/20/24	USD 15,120,000	(132,088)	269,623
					(132,088)	$269,623
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(5)
ReferenceEntity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(6)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 33, Version 1	Sell	1.000	06/20/24	USD 15,120,000	(52,512)	(447,940)
					(52,512)	$(447,940)

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)
Payments received quarterly.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

At March 31, 2020, the following centrally cleared interest rate swaps were outstanding for Voya Strategic Income Opportunities Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	2.596%	Semi-Annual	04/11/20	USD 90,000,000	$24,293	$24,293
Pay	3-month USD-LIBOR	Quarterly	2.026	Semi-Annual	03/12/22	USD 258,000	8,106	8,106
Pay	3-month USD-LIBOR	Quarterly	2.246	Semi-Annual	03/12/25	USD 49,000	4,227	4,227
Pay	3-month USD-LIBOR	Quarterly	2.238	Semi-Annual	03/09/26	USD 20,892,000	1,748,899	1,748,899
Receive	3-month USD-LIBOR	Quarterly	2.620	Semi-Annual	04/13/20	USD 23,800,000	(6,630)	(6,630)
Receive	3-month USD-LIBOR	Quarterly	1.923	Semi-Annual	03/20/22	USD 575,000	(16,759)	(16,759)
Receive	3-month USD-LIBOR	Quarterly	2.839	Semi-Annual	04/11/28	USD 12,000,000	(2,067,198)	(2,067,198)
							$(305,062)	$(305,062)
At March 31, 2020, the following over-the-counter purchased foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call EUR vs. Put NOK	Bank of America N.A.	05/11/20	10.500	EUR 21,558,000	$64,736	$2,124,162
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	05/11/20	0.650	USD 22,933,300	87,817	1,348,185
Call USD vs. Put JPY	Morgan Stanley Capital Services LLC	04/22/20	111.500	USD 141,548,000	1,932,979	239,368
Put EUR vs. Call NOK	Bank of America N.A.	05/11/20	9.900	EUR 21,558,000	76,624	14,999
Put USD vs. Call AUD	Morgan Stanley Capital Services LLC	05/11/20	0.690	USD 24,344,580	92,651	14,758
Put USD vs. Call EUR	Citibank N.A.	04/21/20	1.110	USD 141,548,000	1,140,877	932,252
					$3,395,684	$4,673,724
At March 31, 2020, the following OTC written foreign currency options were outstanding for Voya Strategic Income Opportunities Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call EUR vs. Put NOK	Bank of America N.A.	05/11/20	10.300	EUR 21,558,000	$150,540	$(2,518,936)
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	05/11/20	0.665	USD 23,462,530	205,200	(1,830,613)
					$355,740	$(4,349,549)
Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
GBP – British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

RUB – Russian Ruble
SEK – Swedish Krona
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$4,673,724
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	19,836,927
Interest rate contracts	Net Assets — Unrealized appreciation**	1,785,525
Credit contracts	Net Assets — Unrealized appreciation**	12,500,856
Total Asset Derivatives		$38,797,032
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$12,373,218
Interest rate contracts	Net Assets — Unrealized depreciation**	2,090,587
Credit contracts	Net Assets — Unrealized depreciation**	447,940
Foreign exchange contracts	Written options, at fair value	4,349,549
Total Liability Derivatives		$19,261,294

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$13,254,232	$—	$13,254,232
Equity contracts	—	—	(330,368)	—	—	(330,368)
Foreign exchange contracts	(105,530)	(1,339,511)	—	(1,086,217)	292,560	(2,238,698)
Interest rate contracts	1,294,079	—	(51,065,482)	(1,139,125)	(4,636,395)	(55,546,923)
Total	$1,188,549	$(1,339,511)	$(51,395,850)	$11,028,890	$(4,343,835)	$(44,861,757)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$12,052,916	$—	$12,052,916
Foreign exchange contracts	1,278,041	7,013,752	—	—	(3,993,809)	4,297,984
Interest rate contracts	896,378	—	2,272,315	17,095	4,155,660	7,341,448
Total	$2,174,419	$7,013,752	$2,272,315	$12,070,011	$161,851	$23,692,348

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and in net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

Voya Strategic Income	SUMMARY PORTFOLIO OF INVESTMENTS
Opportunities Fund	as of March 31, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2020:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$2,139,161	$—	$—	$—	$932,252	$—	$—	$1,602,311	$—	$4,673,724
Forward foreign currency contracts	—	3,058,070	3,952,139	—	4,480,319	149,069	4,066,103	26,970	4,104,257	19,836,927
Total Assets	$2,139,161	$3,058,070	$3,952,139	$—	$5,412,571	$149,069	$4,066,103	$1,629,281	$4,104,257	$24,510,651
Liabilities:
Forward foreign currency contracts	$—	$2,751,207	$1,614	$589,131	$8,834	$10	$5,714,563	$1,280,691	$2,027,168	$12,373,218
Written options	2,518,936	—	—	—	—	—	—	1,830,613	—	4,349,549
Total Liabilities	$2,518,936	$2,751,207	$1,614	$589,131	$8,834	$10	$5,714,563	$3,111,304	$2,027,168	$16,722,767
Net OTC derivative instruments by counterparty, at fair value	$(379,775)	$306,863	$3,950,525	$(589,131)	$5,403,737	$149,059	$(1,648,460)	$(1,482,023)	$2,077,089	$7,787,884
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$(306,863)	$(3,640,000)	$—	$(5,403,737)	$—	$—	$—	$—	$(9,350,600)
Total non-cash collateral pledged by the Fund/(Received from counterparty)	—	—	—	—	—	—	—	—	(1,531,259)	(1,531,259)
Net Exposure(1)(2)(3)	$(379,775)	$—	$310,525	$(589,131)	$—	$149,059	$(1,648,460)	$(1,482,023)	$545,830	$(3,093,975)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At March 31, 2020, the Fund had received $590,000, $5,680,000, $530,000 and $14,180,000 in cash collateral from Barclays Bank PLC, Citibank N.A., JPMorgan Chase Bank N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

(3)
At March 31, 2020, the Fund had received U.S. Treasury Bills with the original par of  $1,518,000 in non-cash collateral from State Stree Bank and Trust Co.

At March 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $2,815,864,436.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$51,082,346
Gross Unrealized Depreciation	(333,249,653)
Net Unrealized Depreciation	$(282,167,307)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya GNMA Income Fund
Class A	NII	$0.2286
Class C	NII	$0.1643
Class I	NII	$0.2545
Class W	NII	$0.2505
Voya High Yield Bond Fund
Class A	NII	$0.4230
Class C	NII	$0.3630
Class I	NII	$0.4500
Class P	NII	$0.5037
Class P3	NII	$0.5085
Class R	NII	$0.4033
Class R6	NII	$0.4561
Class W	NII	$0.4435
Voya Intermediate Bond Fund
Class A	NII	$0.3347
Class C	NII	$0.2566
Class I	NII	$0.3678
Class P3	NII	$0.4041
Class R	NII	$0.3093
Class R6	NII	$0.3719
Fund Name	Type	Per Share Amount
Voya Intermediate Bond Fund (continued)
Class W	NII	$0.3605
All Classes	STCG	$0.0084
Voya Short Term Bond Fund
Class A	NII	$0.2108
Class C	NII	$0.1366
Class I	NII	$0.2402
Class P2(1)	NII	$0.1293
Class P3	NII	$0.2907
Class R	NII	$0.1865
Class R6	NII	$0.2432
Class W	NII	$0.2361
Voya Strategic Income Opportunities Fund
Class A	NII	$0.4082
Class C	NII	$0.3261
Class I	NII	$0.4462
Class P	NII	$0.5030
Class P3(2)	NII	$0.2822
Class R	NII	$0.3794
Class R6	NII	$0.4510
Class W	NII	$0.4328

NII – Net investment income
STCG – Short-term capital gain
(1)
Commenced operations on October 22, 2019.

(2)
Commenced operations on August 1, 2019.

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:
Voya GNMA Income Fund	99.94%
Voya High Yield Bond Fund	98.18%
Voya Intermediate Bond Fund	92.68%
Voya Short Term Bond Fund	96.70%
Voya Strategic Income Opportunities Fund	85.91%
The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Intermediate Bond Fund	100.00%
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	136	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	136	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	136	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	136	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	136	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	136	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	136	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	136	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2020.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 –
Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 –
Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTs
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the
Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving each Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya GNMA Income Fund
In considering whether to approve the renewal of the Contracts for Voya GNMA Income Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the one-year period, and the third quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio, and the Fund’s investment performance net of expenses; and (2) that, at the Board’s direction, the Fund’s management fee rate and expense limits would be lowered, effective January 1, 2020.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya High Yield Bond Fund
In considering whether to approve the renewal of the Contracts for Voya High Yield Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the year-to-date and ten-year periods, the second quintile for the one-year and five-year periods, and the third quintile for the three-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the second quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Short Term Bond Fund
In considering whether to approve the renewal of the Contracts for Voya Short Term Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for all periods presented; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Strategic Income Opportunities Fund
In considering whether to approve the renewal of the Contracts for Voya Strategic Income Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the first quintile of its Morningstar category for the one-year and five-year periods, and the second quintile for the year-to-date and three-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163059         (0320-052120)

Annual Report
March 31, 2020
Voya Government Money Market Fund
Classes A, C, I, and W
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.
Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund will achieve its investment objective. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

President’s Letter

Turbulent Waters Demand Steadfast Navigation
After a tumultuous January, stocks staged an impressive recovery until the last week of February, at which point the financial markets fell sharply as fears of the spreading coronavirus darkened the outlook. The tumult has since continued: as of this writing at the end of March, global stock markets, as measured by the MSCI All Country World IndexSM, have spiraled down into a bear market, i.e., a drop of 20% or more.
Governments around the world launched massive policy responses to the coronavirus pandemic in March. The U.S. Congress passed a $2 trillion rescue package, the largest single injection of cash into the U.S. economy in history. The U.S. Federal Reserve Board cut interest rates to near zero, expanded its purchases of U.S. Treasury and mortgage-backed securities to include corporate and municipal bonds, coordinated with other central banks to ease strains in the global funding markets and guaranteed support for critical market functions such as credit flows into the private and public sectors. While these measures provided only temporary respite from market tumult, we believe they have helped allay fears of an economic shutdown.
Until the picture is clearer, however, we expect the market swings to continue. It is our opinion that investors should resist the temptation of the 24-hour “breaking news” cycle; in the end, fundamentals will count most. The most valuable insight we can offer is a reminder that events such as the coronavirus are exactly why investors prepare portfolios for risk. It is also worth remembering that, in our view, portfolios should not be built just to withstand risk; primarily, they should be built to achieve long-term objectives. We believe that even severe market disruptions such as this should not distract investors from focusing on their objectives.
This is an unprecedented time for all of us, and the situation is fast-changing. And while we are humble and realistic in the face of the challenges ahead, we believe we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 2, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
2

Portfolio managers’ report	Voya Government Money Market Fund

Investment Type Allocation as of March 31, 2020 (as a percentage of net assets)

U.S. Government Agency Debt	40.3%
U.S. Treasury Repurchase Agreement	33.7%
Investment Companies	9.6%
Assets in Excess of Other Liabilities	16.4%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.
Portfolio Specifics: During the period ending March 31, 2020, the rate of U.S. economic growth slowed. Quarterly GDP dropped from 3.1% in the first quarter of 2019 to 2.0% in the second quarter, then stabilized at 2.1% in the third and fourth quarters, before falling 4.8% in the initial reporting for first quarter of 2020. U.S. inflation continued to disappoint while longer-term inflation expectations moderated below the Federal Open Market Committee’s (“FOMC”) 2% target. The U.S. labor market continued its gradual tightening during the period; unemployment dropped from 3.9% at the end of 2019 to 3.5% in February, before jumping to 4.4% in March due to the impact from the COVID-19 virus. The early reporting period for March only captured a portion of the impact and subsequent weeks showed significantly higher unemployment.
The FOMC cut short-term interest rates by 0.25% at each of the July, September and October meetings in 2019 in response to increased risk from the trade dispute with China, slowing U.S. and global economic growth and low inflation. On March 3, 2020 the FOMC cut the Federal funds rate target range by 0.50%, from a range of 1.50-1.75% to a range of 1.00-1.25%, due to the impact of the COVID-19 virus on the U.S. and global economies. The FOMC took a further step on March 15 and reduced the range by 1.00% to a range of 0.00-0.25%, as the negative effects of the virus continued to increase and weigh on the markets.
Seeking to avert a further market meltdown, the U.S. Federal Reserve and U.S. Treasury implemented various facilities, purchasing of securities and fiscal spending in order to stabilize the markets and provide needed liquidity. Short-term government money market rates declined during the period in line with the FOMC rate cuts. Since the U.S. economy has moved into recessionary territory, the FOMC is expected to hold rates steady over the foreseeable future.
During the reporting period, our primary objectives for the Fund were preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion. Maximizing the yield and the total return of the Fund remained secondary objectives. For much of the period, the Fund maintained a shorter than normal weighted average maturity (“WAM”), as the market was pricing in a more dovish FOMC than we expected. In our view, market yields were fully pricing in the rate cuts prior to the rate moves, which limited the ability to pick up additional yield from extending maturities.
The Fund maintained an exposure to floating rate money market securities, shifting out of floaters tied to three-month LIBOR (London interbank offered rate) and into floaters tied to either one-month LIBOR or floaters tied to one-day SOFR (secured overnight financing rate); as in our opinion, the three-month LIBOR rate reflected overly optimistic expectations for future rate cuts. From time to time, the Fund took advantage of the cheapness of new issue T-bills, which allowed the Fund to capture capital gains over and above the yield on those securities and provided incremental total return.
Current Strategy & Outlook: We expect the U.S. and global economies will experience further, significant reductions of activity while the U.S. and other countries keep large portions of their economies closed due to the COVID-19 virus. We believe there will be an economic rebound following the reduction of restrictions on individuals and businesses. To help fund the various facilities and fiscal spending programs intended to support the U.S. economy, we expect a large increase in net T-bill issuance, which eventually should lead to higher yields on short-term securities purchased by the Fund.
In terms of the Fund, we plan to maintain ample daily and weekly liquidity, while looking for opportunities to extend its WAM if or when the market starts to price in higher yields in response to increasing T-bill supply. Otherwise, we intend to maintain the shorter WAM and continue selectively investing in longer maturity fixed rate and floating rate securities, seeking to increase the yield of the Fund.
Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statement. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
3

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2020**	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2020**
Class A	$1,000.00	$1,005.80	0.41%	$2.06	$1,000.00	$1,022.95	0.41%	$2.07
Class C	1,000.00	1,001.30	1.41	7.05	1,000.00	1,017.95	1.41	7.11
Class I	1,000.00	1,006.00	0.41	2.06	1,000.00	1,022.95	0.41	2.07
Class W	1,000.00	1,005.80	0.41	2.06	1,000.00	1,022.95	0.41	2.07

*
The annualized expense ratios reflect waivers of 0.01%, 0.01%, 0.01% and 0.01% of management, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, In order to maintain a net yield of not less than zero (Note 4).

**
Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Money Market Fund and the Board of Trustees of Voya Funds Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Government Money Market Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended March 31, 2019, and the financial highlights for each of the years in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
May 26, 2020
5

statement of assets and liabilities as of March 31, 2020

ASSETS:
Short-term investments at amortized cost	$104,175,660
Repurchase agreements	70,520,000
Cash	7,138
Receivables:
Investment securities sold	33,246,811
Fund shares sold	1,435,694
Dividends	11,746
Interest	73,377
Prepaid expenses	74,815
Reimbursement due from Investment Adviser	67,019
Other assets	22,162
Total assets	209,634,422
LIABILITIES:
Payable for fund shares redeemed	491,306
Payable for investment management fees	41,637
Payable for distribution and shareholder service fees	2,022
Payable for trustees fees	2,845
Payable to trustees under the deferred compensation plan (Note 5)	22,162
Other accrued expenses and liabilities	145,959
Total liabilities	705,931
NET ASSETS	$208,928,491
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$208,946,011
Total distributable loss	(17,520)
NET ASSETS	$208,928,491
See Accompanying Notes to Financial Statements
6

statement of assets and liabilities as of March 31, 2020 (continued)

Class A
Net assets	$161,828,262
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	161,809,974
Net asset value and redemption price per share	$1.00
Class C
Net assets	$2,869,857
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,871,048
Net asset value and redemption price per share†	$1.00
Class I
Net assets	$43,994,040
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	43,997,510
Net asset value and redemption price per share	$1.00
Class W
Net assets	$236,332
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	236,312
Net asset value and redemption price per share	$1.00

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the year ended March 31, 2020

INVESTMENT INCOME:
Dividends	$53,144
Interest	3,876,317
Total investment income	3,929,461
EXPENSES:
Investment management fees	718,069
Distribution and shareholder service fees:
Class C	34,768
Class O(1)	2,022
Transfer agent fees:
Class A	246,161
Class C	5,151
Class I	57,959
Class L(2)	914
Class O(1)	1,019
Class W	365
Shareholder reporting expense	27,625
Registration fees	115,934
Professional fees	42,967
Custody and accounting expense	28,479
Trustee fees	7,917
Reorganization expense (Note 5)	18,786
Miscellaneous expense	16,471
Interest expense	326
Total expenses	1,324,933
Waived and reimbursed fees	(452,871)
Net expenses	872,062
Net investment income	3,057,399
REALIZED GAIN (LOSS):
Net realized gain on investments	175,153
Increase in net assets resulting from operations	$3,232,552

(1)
Class O converted to Class A on November 22, 2019.

(2)
Class L converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$3,057,399	$3,676,118
Net realized gain	175,153	57,460
Increase in net assets resulting from operations	3,232,552	3,733,578
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(2,459,516)	(2,922,697)
Class C	(23,967)	(32,171)
Class I	(705,499)	(689,776)
Class L(2)	(12,802)	(20,229)
Class O(1)	(14,204)	(60,977)
Class W	(3,796)	(2,413)
Total distributions	(3,219,784)	(3,728,263)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,084,467,447	1,078,050,846
Reinvestment of distributions	3,203,375	3,666,481
	1,087,670,822	1,081,717,327
Cost of shares redeemed	(1,082,433,841)	(1,084,718,301)
Net increase (decrease) in net assets resulting from capital share transactions	5,236,981	(3,000,974)
Net increase (decrease) in net assets	5,249,749	(2,995,659)
NET ASSETS:
Beginning of year or period	203,678,742	206,674,401
End of year or period	$208,928,491	$203,678,742

(1)
Class O converted to Class A on November 22, 2019.

(2)
Class L converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(4)	0.41	1.49	161,828	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.75	157,178	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	155,574	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(5)	0.46	0.00*	138,169	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(6)	0.28	0.00*	144,081	—
Class C
03-31-20	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.65	1.63	1.41(4)	1.41	0.56	2,870	—
03-31-19	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.75	1.57	1.40	1.40	0.74	4,256	—
03-31-18	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.06	1.69	1.15(7)	1.15	0.02	4,054	—
03-31-17	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.08	1.74	0.46(5)	0.46	(0.00)*	2,410	—
03-31-16	1.00	(0.00)*•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	1.71	0.28(6)	0.28	(0.00)*	3,681	—
Class I
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.63	0.61	0.41(4)	0.41	1.53	43,994	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.72	39,581	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.50	39,617	—
03-31-17	1.00	0.00*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(5)	0.46	0.00*	39,955	—
03-31-16	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(6)	0.28	(0.00)*	46,198	—
Class W
03-31-20	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.61	0.63	0.41(4)	0.41	1.52	236	—
03-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.76	0.57	0.40	0.40	1.82	269	—
03-31-18	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.53	0.69	0.64	0.64	0.48	64	—
03-31-17	1.00	(0.00)*•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.74	0.46(5)	0.46	(0.00)*	99	—
03-31-16	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.71	0.28(6)	0.28	0.00	27	—

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Expense ratios reflect waivers of 0.01%, 0.01%, 0.01% and 0.01% of management fees, distribution and shareholder servicing fees for Classes A, C, I and W, respectively, in order to maintain a net yield of not less than zero.

(5)
Expense ratios reflect waivers of 0.26%, 1.26%, 0.26%, 0.26%, 0.51% and 0.26% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(6)
Expense ratios reflect waivers of 0.41%, 1.41%, 0.41%, 0.41%, 0.66% and 0.41% of management fees, distribution and shareholder servicing fees for Classes A, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.

(7)
Expense ratios reflect a waiver of 0.49% of distribution and shareholder servicing fees for Class C in order to maintain a net yield of not less than zero.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
10

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020

NOTE 1 — ORGANIZATION
Prior to the close of business on November 8, 2019, Voya Government Money Market Fund (“Government Money Market” or the “Fund”), was a separate active series under Voya Series Fund, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as an open-end management investment company. Prior to the close of business on November 8, 2019 there were six separate active series which comprised the Company and effective on the close of business on November 8, 2019, there were no active series which comprised the Company.
Effective on the close of business on November 8, 2019, Government Money Market is now a separately managed series under the Voya Funds Trust (the “Trust”). The Trust is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for Government Money Market, a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. At the close of business on November 22, 2019, all outstanding Class L and Class O shares of Government Money Market were converted to Class A shares of the Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund’s Board of Trustees (“Board”) has established procedures designed to stabilize, to the extent reasonably

11

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

possible, the share price of the Fund, there can be no assurance that the Fund’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. Please refer to the table within the Portfolio of Investments for open repurchase agreements subject to the MRA on a net basis at March 31, 2020.
G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 4 — DISTRIBUTION AND SERVICE FEES
Class C shares of the Fund have a distribution and services plan (the “Plan”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class C shares of the value of average daily net assets of the class for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class C shares. Pursuant to the Plan, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s Class C shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
The Distributor and Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. There is no guarantee the Fund will maintain such a yield. Distribution and shareholder servicing fees waived are not subject to recoupment. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

within three years subject to certain restrictions. For the year ended March 31, 2020, the Distributor waived $336 of class specific distribution and/or shareholder servicing fees and the Investment Adviser waived $19,696 of management fees to assist the Fund in maintaining a net yield of not less than zero. The class specific waiver was comprised of the following amounts:
	Distribution Fee	Shareholder Servicing Fee
Class C	$270	$66
Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations.
As of March 31, 2020, amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
March 31,
2021	2022	2023	Total
$ —	$—	$19,696	$19,696
The Distributor may also retain the proceeds of the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the year ended March 31, 2020, the Distributor retained the following amounts in sales charges:
Class C
Contingent Deferred Sales Charges:	$2,995
NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended March 31, 2020, the Fund incurred $18,786 of costs associated with the reorganization as a series of Voya Series Fund, Inc. to a series of Voya Funds Trust. The Investment Adviser reimbursed the Fund $1,646 of these costs. Please refer to Note 1 for additional information.
At March 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	22.60%
Voya Investments Distributor, LLC	13.98
Voya Retirement Insurance and Annuity Company	29.02
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company
(including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 6 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Class A	Class C	Class I	Class W
0.40%	1.40%	0.40%	0.40%
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

March 31,
2021	2022	2023	Total
$72,888	$349,897	$392,267	$815,052
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of March 31, 2020, are as follows:
	March 31,
	2021	2022	2023	Total
Class A	$—	$—	$36,363	$36,363
Class C	—	—	493	493
Class W	—	—	48	48
The Expense Limitation Agreement is contractual through August 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 7 — LINE OF CREDIT
Effective May 17, 2019, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 15, 2020. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 17, 2019, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 17, 2019.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2020, the Fund did not utilize the line of credit.

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Class A
3/31/2020	1,063,186,555	—	2,446,503	(1,063,331,277)	2,331,173	4,632,954	1,063,186,541	—	2,446,503	(1,063,331,277)	2,331,173	4,632,940
3/31/2019	1,061,971,521	—	2,902,514	(1,063,274,438)	—	1,599,597	1,061,971,521	—	2,902,514	(1,063,274,438)	—	1,599,597
Class C
3/31/2020	3,129,655	—	23,665	(4,538,530)	—	(1,385,210)	3,129,655	—	23,665	(4,538,530)	—	(1,385,210)
3/31/2019	3,489,162	—	31,098	(3,317,779)	—	202,481	3,489,162	—	31,098	(3,317,779)	—	202,481
Class I
3/31/2020	18,110,502	—	702,494	(14,396,676)	—	4,416,320	18,110,502	—	702,494	(14,396,676)	—	4,416,320
3/31/2019	11,767,921	—	688,419	(12,493,421)	—	(37,081)	11,767,921	—	688,419	(12,493,421)	—	(37,081)
Class L(2)
3/31/2020	1	—	12,790	(68,993)	(1,090,121)	(1,146,323)	1	—	12,790	(68,993)	(1,090,121)	(1,146,323)
3/31/2019	23	—	20,206	(76,736)	—	(56,507)	23	—	20,206	(76,736)	—	(56,507)
Class O(1)
3/31/2020	6,154	—	14,129	(27,005)	(1,241,052)	(1,247,774)	6,154	—	14,129	(27,005)	(1,241,052)	(1,247,774)
3/31/2019	478,167	—	21,837	(5,414,558)	—	(4,914,554)	478,167	—	21,837	(5,414,558)	—	(4,914,554)
Class W
3/31/2020	34,594	—	3,794	(71,360)	—	(32,972)	34,594	—	3,794	(71,360)	—	(32,972)
3/31/2019	344,052	—	2,407	(141,369)	—	205,090	344,052	—	2,407	(141,369)	—	205,090

(1)
Class O converted to Class A on November 22, 2019.

(2)
Class L converted to Class A on November 22, 2019.

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of de minimis distributions in excess of net investment income and wash sale deferrals.
The following permanent tax differences have been reclassified as of March 31, 2020:
Paid-in Capital	Distributable Earnings
$(3,649)	$3,649
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2020	Year Ended March 31, 2019
Ordinary Income	Ordinary Income
$3,219,784	$3,728,263
The tax-basis components of distributable earnings as of March 31, 2020 were:
Unrealized Appreciation/ (Depreciation)
$(570)
At March 31, 2020, the Fund did not have any capital loss carryforwards for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2020, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.
NOTE 10 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.
NOTE 11 — LIQUIDITY
Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 11 — LIQUIDITY (continued)

the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Fund’s ability to honor redemption requests timely and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 12 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Fund does not hold callable debt securities.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 14 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2020, the Fund declared dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.0001	May 1, 2020	Daily
Class C	NII	$0.0001	May 1, 2020	Daily

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2020 (continued)

NOTE 14 — SUBSEQUENT EVENTS (continued)

	Type	Per Share Amount	Payable Date	Record Date
Class I	NII	$0.0001	May 1, 2020	Daily
Class W	NII	$0.0001	May 1, 2020	Daily
All Classes	STCG	$0.0000*	May 1, 2020	April 29, 2020

NII – Net investment income
STCG – Short-term capital gain
*
Amount rounds to $0.0000.

Line of Credit renewal: Effective May 15, 2020, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The Board approved this renewal on May 14, 2020.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

18

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2020

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 40.3%
7,250,000	Fannie Mae, 0.050%, (SOFRRATE + 0.040)%, 01/29/2021	$7,248,163	3.5
1,750,000	Fannie Mae, 0.085%, (SOFRRATE + 0.075)%, 10/30/2020	1,750,407	0.8
23,000,000	Fannie Mae, 0.130%, (SOFRRATE + 0.120)%, 03/16/2021	23,000,000	11.0
2,000,000	Fannie Mae, 0.290%, (SOFRRATE + 0.280)%, 04/26/2021	2,000,000	1.0
600,000	Federal Farm Credit Banks Funding Corp., 0.750%, (US0001M + 0.000)%, 06/19/2020	600,001	0.3
1,750,000	Federal Farm Credit Banks, 0.210%, (FEDL01 + 0.120)%, 04/23/2021	1,747,558	0.8
5,000,000	Federal Farm Credit Banks, 0.894%, (US0001M + (0.030))%, 04/22/2020	4,999,920	2.4
10,750,000	Federal Farm Credit Banks, 0.925%, (US0001M + 0.000)%, 05/26/2020	10,752,218	5.1
9,000,000	Federal Farm Credit Banks, 1.003%, (US0001M + 0.010)%, 07/02/2020	9,002,443	4.3
1,500,000	Federal Farm Credit Banks, 2.710%, 08/10/2020	1,512,550	0.7
2,500,000	Federal Home Loan Bank Discount Notes, 0.040%, 04/03/2020	2,499,938	1.2
1,300,000	Federal Home Loan Bank Discount Notes, 0.010%, 04/08/2020	1,299,997	0.6
250,000	Federal Home Loan Bank Discount Notes, 0.250%, 07/24/2020	249,802	0.1
2,000,000	Federal Home Loan Banks, 0.045%, (SOFRRATE + 0.035)%, 06/19/2020	1,999,528	1.0
4,500,000	Federal Home Loan Banks, 0.090%, (SOFRRATE + 0.080)%, 03/04/2021	4,500,000	2.2
7,000,000	Federal Home Loan Banks, 0.140%, (SOFRRATE + 0.130)%, 10/16/2020	7,000,000	3.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
2,500,000	Federal Home Loan Banks, 0.170%, (SOFRRATE + 0.160)%, 07/24/2020	$2,500,000	1.2
1,500,000	Federal Home Loan Banks, 2.625%, 08/21/2020	1,513,135	0.7
	Total U.S. Government Agency Debt (Cost $84,175,660)	84,175,660	40.3
U.S. TREASURY REPURCHASE AGREEMENT: 33.7%
	Repurchase Agreement: 33.7%
30,520,000	Deutsche Bank Repurchase Agreement dated 3/31/2020, 0.010%, due 4/1/2020, $30,520,008 to be received upon repurchase (Collateralized by $37,662,084, U.S. Treasury STRIP, 0.000%, Market Value plus accrued interest $31,435,600 due 8/15/2036)	30,520,000	14.6
40,000,000	Deutsche Bank Repurchase Agreement dated 3/31/2020, 0.010%, due 4/1/2020, $40,000,011 to be received upon repurchase (Collateralized by $29,243,500, U.S. Treasury Bond, 3.125%, Market Value plus accrued interest $40,800,044 due 8/15/2044)	40,000,000	19.1
	Total U.S. Treasury Repurchase Agreement (Cost $70,520,000)	70,520,000	33.7

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 9.6%
9,000,000 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.370%, 04/01/20	9,000,000	4.3
9,000,000 (1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.350%, 04/01/20	9,000,000	4.3

See Accompanying Notes to Financial Statements
19

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Fund	as of March 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: (continued)
2,000,000 (1)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.230%, 04/01/20	$2,000,000	1.0
	Total Investment Companies (Cost $20,000,000)	20,000,000	9.6
	Total Investments in Securities (Cost $174,695,660)	$174,695,660	83.6
	Assets in Excess of Other Liabilities	34,232,831	16.4
	Net Assets	$208,928,491	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Rate shown is the 7-day yield as of March 31, 2020.

Reference Rate Abbreviations:
FEDL01
Federal Funds Effective Rate

SOFRRATE
Secured Overnight Financing Rate

US0001M
1-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2020
Asset Table
Investments, at fair value
Investment Companies	$20,000,000	$—	$—	$20,000,000
U.S. Government Agency Debt	—	84,175,660	—	84,175,660
U.S. Treasury Repurchase Agreement	—	70,520,000	—	70,520,000
Total Investments, at fair value	$20,000,000	$154,695,660	$—	$174,695,660

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of March 31, 2020:
Counterparty	U.S. Treasury Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$70,520,000	$(70,520,000)	$—
Totals	$70,520,000	$(70,520,000)	$—

(1)
Collateral with a fair value of  $72,235,644 has been received in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

At March 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $174,696,230.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(570)
Net Unrealized Depreciation	$(570)
See Accompanying Notes to Financial Statements
20

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya Government Money Market Fund
Class A	NII	$0.0152
Class C	NII	$0.0058
Class I	NII	$0.0154
Class W	NII	$0.0153
All Classes	STCG	$0.0008

NII – Net investment income
STCG – Short-term capital gain
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.
The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
21

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	136	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	136	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	136	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	136	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	136	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	136	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	136	None.
22

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	136	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2020.

23

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
24

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2020); and Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	October 2000 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Government Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the

27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19,
2019, and/or November 21, 2019 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which its performance was equal to the performance of its primary benchmark. In analyzing this performance data, the Board took into account management’s representations that the Fund seeks investment results that provide shareholders with preservation of capital and liquidity and the maintenance of a stable dollar net asset value per share and that the Fund is meeting this goal.
In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the fourth quintile of contractual management fee rates of the funds in its

28

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

29

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163052 (0320-052120)

Annual Report

March 31, 2020

Voya Floating Rate Fund

Classes A, C, I, P, P3, R and W

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Turbulent Waters Demand Steadfast Navigation

Dear Shareholder,

After a tumultuous January, stocks staged an impressive recovery until the last week of February, at which point the financial markets fell sharply as fears of the spreading coronavirus darkened the outlook. The tumult has since continued: as of this writing at the end of March, global stock markets, as measured by the MSCI All Country World IndexSM, have spiraled down into a bear market, i.e., a drop of 20% or more.

Governments around the world launched massive policy responses to the coronavirus pandemic in March. The U.S. Congress passed a $2 trillion rescue package, the largest single injection of cash into the U.S. economy in history. The U.S. Federal Reserve Board cut interest rates to near zero, expanded its purchases of U.S. Treasury and mortgage-backed securities to include corporate and municipal bonds, coordinated with other central banks to ease strains in the global funding markets and guaranteed support for critical market functions such as credit flows into the private and public sectors. While these measures provided only temporary respite from market tumult, we believe they have helped allay fears of an economic shutdown.

Until the picture is clearer, however, we expect the market swings to continue. It is our opinion that investors should resist the temptation of the 24-hour “breaking news” cycle; in the end, fundamentals will count most. The most valuable insight we can offer is a reminder that events such as the coronavirus are exactly why investors prepare portfolios for risk. It is also worth remembering that, in our view, portfolios should not be built just to withstand risk; primarily, they should be built to achieve long-term objectives. We believe that even severe market disruptions such as this should not distract investors from focusing on their objectives.

This is an unprecedented time for all of us, and the situation is fast-changing. And while we are humble and realistic in the face of the challenges ahead, we believe we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
April 2, 2020

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

BENCHMARK DESCRIPTIONS

Index	Description
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
The S&P/LSTA Leveraged Loan Index
An unmanaged total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.

2

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Ratings Distribution as of March 31, 2020
Ba	21.01%
B	73.28%
Caa and below	5.71%
Not rated*	0.00%

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Ratings distribution shows the percentage of the Fund’s loan commitments (excluding cash and foreign cash) that are rated in each ratings category, based upon the categories provided by Moody’s Investors Service, Inc. Ratings distribution is based on Moody’s senior secured facility ratings. Moody’s ratings classification methodology: Aaa rating denotes the least credit risk; C rating denotes the greatest credit risk. Loans rated below Baa by Moody’s are considered to be below investment grade. When a bond is not rated by Moody’s it is designated as “Not Rated”. Ratings can change from time to time, and current ratings may not fully reflect the actual credit condition or risks posed by a loan.

* Not rated includes loans to non-U.S. borrowers (which are typically unrated) and loans for which the rating has been withdrawn.

Voya Floating Rate Fund* (the “Fund”) seeks to provide investors with a high level of current income. The Fund is managed by Jeffrey A. Bakalar, Daniel A. Norman, and Charles LeMieux, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended March 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of –12.34% compared to the S&P/LSTA Leveraged Loan Index (the “Index” or “S&P/LSTA Leveraged Loan”), which returned -9.16% for the same period.

Portfolio Specifics: Although the U.S. loan market performed generally well throughout the first 11 months of the fiscal period, performance was swayed deeply into the red during March 2020. March was one of the worst performance months in the history of the asset class and it saw deteriorating global macroeconomic conditions caused by the unhealthy mixture of the spread of COVID-19 and an energy price war, which led to significant selling pressure across virtually all asset classes, including the loan market.

The loan market, as measured by the Index, posted a negative return for the reporting period; secondary trading levels fell to post-crisis lows, with the Index bid price finishing the period at 82.85% of par. From a ratings perspective, BB-rated issues, which lost 6.61% for the period, performed better than riskier credits. Single-B-rated credits trailed the Index, losing 9.50%; CCC-rated credits lost 22.98% during the period and fell far out of favor, given the general “risk-off” dislocation and the virtual buyers’ strike in that area of the market.

All industry sectors were in the red for the period. The most notable laggards were oil and gas — under immense pressure from falling prices — and issuers directly impacted by virus-related shutdowns — notably, traditional retailers, leisure, hotels/casinos and virtually everything travel-related.

TOP TEN LOAN ISSUERS AS OF MARCH 31, 2020 AS A PERCENTAGE OF:
NET ASSETS
Asurion, LLC	1.3%
Maxar Technologies Ltd.	1.1%
MH Sub I LLC	0.9%
Panther BF Aggregator 2 LP	0.8%
Rocket Software, Inc.	0.8%
Altice France S.A.	0.8%
Rackspace Hosting	0.7%
Flex Acquisition Company, Inc.	0.7%
AmWINS Group, Inc.	0.7%
Golden Nugget Inc.	0.7%

The loan market’s technical equation was mostly in balance during the period before shifting materially amid the volatility. Unsurprisingly, measurable investor demand was put on pause in March. New issues of collateralized loan obligations (“CLOs”) came to a halt, while retail loan funds saw $14 billion of withdrawals. Before that, the CLO space had churned out deals at a healthy clip, and retail fund flows — although still mostly negative — had begun to see weekly inflows earlier in 2020. On the supply side, new issue activity shut down in March, but was generally steady for most of the Fund’s fiscal year.

Fundamental credit risk remained relatively stable during the year, albeit slightly picking up towards the end of the period. The 12-month trailing default rate closed out the fiscal period at 1.84% by principal amount. While this rate remains below the long-term historical average of 2.90%, most market participants don’t expect it to stay there for long. The shuttering of business activity caused by the global virus pandemic will likely have a substantial impact on the abilities of many borrowers to meet their short-term debt obligations.

Delivering a net asset value total return of -12.34%, the Fund’s Class A shares underperformed the Index, which reflects no cash allocation or operating expenses. The primary relative detractors included the Fund’s selection/underweight to BB-rated credits and an overweight to single-B-rated credits, selection in CCC- and below-rated credits and an underweight to BBB-rated credits, which typically have minimal impact on index returns. From an industry perspective, relative performance was most notably hindered by selection in leisure goods/activities/movies, a major COVID-19 casualty, and by selection/overweight to retailers (except food and drug).

Other factors that proved unfavorable were selection of food/drug retailers, electronics/electrical, business equipment and services, all telecom, utilities and food service. Within these sectors, some of the largest laggards included overweights to Save-A-Lot — which defaulted during the period — Tailored Brands (formerly known as Men’s Wearhouse), Jo-Ann Stores, Inc., 24 Hour Fitness, Speedcast International and Longview Power, LLC. While most of these credits had been experiencing ongoing secondary price weakness, the negative sentiment was exacerbated by COVID-19 operating headwinds.

Partially offsetting contributors included an underweight of oil and gas exposure; within this sector, the portfolio benefited by avoiding California Resources Corporation, Seadrill Partners and Fieldwood Energy LLC. The Fund also benefited from selection/overweight in food products and an overweight to the insurance sector, while the top individual loan contributor was an overweight to Maxar Technologies Ltd. in the electronics/electrical sector.

The Fund experienced three defaults during its fiscal year: Acosta, Save-A-Lot and NPC International. By comparison, the Index experienced 26 defaults during the same period. The Fund’s rolling-12 month default rate by principal amount ended March at 0.78%, well below that of the Index.

3

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Current Strategy & Outlook: In our view, volatility will remain highly elevated as the contraction in economic activity takes its toll on companies’ earnings. We have seen many borrowers focus on shoring up liquidity in the near term by drawing on revolvers, if available, and cutting costs by shuttering operations or furloughing workers. While we expect that both the U.S. Federal Reserve Board and U.S. Congress will continue to support the economy, we believe that recovery prospects will likely depend on the effectiveness and eventual relaxation of virus containment measures, the reaction of both markets and the public to stimulus packages and the ultimate effects for individual industries and borrowers given an unknown timeline for support liquidity.

While in our opinion downside surprises seem likely, we are generally comfortable with the holdings exposed to material COVID-19 risks, given the individual issuer weights and liquidity profile of those borrowers, e.g., free cash flow generation, balance sheet cash, fixed charges and debt maturity profile, over the next six to nine months. We based our view on certain assumptions about the likely depth of the recession and the shape of the recovery, and will revaluate it as more information becomes available.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Jeffrey A. Bakalar Senior Managing Director Voya Investment Management Co. LLC	Daniel A. Norman Senior Managing Director Voya Investment Management Co. LLC

Charles LeMieux Senior Vice President Voya Investment Management Co. LLC

* Effective January 31, 2020, Charles LeMieux was added as a portfolio manager to the Fund.

4

VOYA FLOATING RATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended March 31, 2020
	1 Year	5 Year	Since Inception of Classes A, C, I, R and W August 17, 2010	Since Inception of Class P June 14, 2013	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	–14.57%	–0.94%	1.71%	—	—
Class C(2)	–13.84%	–1.19%	1.23%	—	—
Class I	–12.12%	–0.18%	2.24%	—	—
Class P	–11.52%	0.47%	—	1.40%	—
Class P3	–11.43%	—	—	—	–5.26%
Class R	–12.57%	–0.69%	1.72%	—	—
Class W	–12.10%	–0.21%	2.25%	—	—
Excluding Sales Charge:
Class A	–12.34%	–0.44%	1.98%	—	—
Class C	–13.00%	–1.19%	1.23%	—	—
Class I	–12.12%	–0.18%	2.24%	—	—
Class P	–11.52%	0.47%	—	1.40%	—
Class P3	–11.43%	—	—	—	–5.26%
Class R	–12.57%	–0.69%	1.72%	—	—
Class W	–12.10%	–0.21%	2.25%	—	—
S&P/LSTA Leveraged Loan	–9.16%	1.14%	3.15%	1.76%	–3.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Floating Rate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 2.50%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

5

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2020*	Beginning Account Value October 1, 2019	Ending Account Value March 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2020*
Class A	$1,000.00	$862.90	1.10%	$5.12	$1,000.00	$1,019.50	1.10%	$5.55
Class C	1,000.00	859.60	1.85	8.60	1,000.00	1,015.75	1.85	9.32
Class I	1,000.00	864.10	0.85	3.96	1,000.00	1,020.75	0.85	4.29
Class P	1,000.00	867.00	0.20	0.93	1,000.00	1,024.00	0.20	1.01
Class P3	1,000.00	867.50	0.10	0.47	1,000.00	1,024.50	0.10	0.51
Class R	1,000.00	861.70	1.35	6.28	1,000.00	1,018.25	1.35	6.81
Class W	1,000.00	864.20	0.85	3.96	1,000.00	1,020.75	0.85	4.29

*	Expenses are equal to the Fund’s annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Floating Rate Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Floating Rate Fund (the “Fund”) (one of the funds constituting Voya Funds Trust (the “Trust”)), including the portfolio of investments, as of March 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Funds Trust) at March 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended March 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
May 26, 2020

7

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2020

ASSETS:
Investments in securities at fair value (Cost $834,680,580)	$684,409,916
Short-term investments at fair value (Cost $26,494,631)	26,469,294
Receivables:
Investment securities sold	81,983,427
Fund shares sold	2,522,752
Dividend	39,566
Interest	2,367,848
Prepaid structuring fee (Note 7)	60,203
Prepaid expenses	69,340
Reimbursement due from Investment Adviser	124,767
Other assets	38,848
Total assets	798,085,961
LIABILITIES:
Notes payable	21,000,000
Payable for investment securities purchased	11,636,954
Payable for fund shares redeemed	3,225,486
Income distribution payable	137,482
Payable for investment management fees	428,637
Payable for distribution and shareholder service fees	77,709
Payable to custodian due to bank overdrdaft	572,068
Accrued trustees fees	31,368
Payable to trustees under the deferred compensation plan (Note 8)	38,848
Payable for commitment fees on line of credit (Note 7)	240,183
Other accrued expenses and liabilities	604,946
Total liabilities	37,993,681
NET ASSETS	$760,092,280
NET ASSETS WERE COMPRISED OF:
Paid-in capital	1,023,670,053
Total distributable loss	(263,577,773)
NET ASSETS	$760,092,280

See Accompanying Notes to Financial Statements

8

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2020 (CONTINUED)

Class A:
Net assets	$52,013,627
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,500,311
Net asset value and redemption price per share(2)	$8.00
Maximum offering price per share (2.50%)(1)	$8.21

Class C:
Net assets	$20,446,413
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	2,555,241
Net asset value and redemption price per share(2)	$8.00

Class I:
Net assets	$427,503,690
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	53,435,991
Net asset value and redemption price per share	$8.00

Class P:
Net assets	$122,015,548
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	15,265,863
Net asset value and redemption price per share	$7.99

Class P3:
Net assets	$2,795,455
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	349,418
Net asset value and redemption price per share	$8.00

Class R:
Net assets	$99,774,093
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	12,488,835
Net asset value and redemption price per share	$7.99

Class W:
Net assets	$35,543,454
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,436,587
Net asset value and redemption price per share	$8.01

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

See Accompanying Notes to Financial Statements

9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2020

INVESTMENT INCOME:
Interest	$75,261,140
Dividend	1,437,288
Other	387,215
Total investment income	77,085,643

EXPENSES:
Investment management fees	8,417,317
Distribution and service fees:
Class A	151,345
Class C	320,245
Class R	656,615
Transfer agent fees:
Class A	51,491
Class C	26,029
Class I	363,238
Class P	594
Class P3	309
Class R	109,197
Class W	39,044
Shareholder reporting expense	65,880
Custody and accounting expense	652,420
Registration fees	142,620
Professional fees	163,222
Trustees fees	73,200
Structuring fee (Note 7)	410,137
Commitment fee	520,121
Miscellaneous expense	112,407
Interest expense	246,671
Total expenses	12,522,102
Waived and reimbursed fees	(1,339,942)
Net expenses	11,182,160
Net investment income	65,903,483

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(68,486,658)
Net change in unrealized appreciation (depreciation) on investments	(104,110,887)
Net realized and unrealized loss	(172,597,545)
Decrease in net assets resulting from operations	(106,694,062)

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
FROM OPERATIONS:
Net investment income	$65,903,483	$99,966,916
Net realized loss	(68,486,658)	(24,505,646)
Net change in unrealized depreciation	(104,110,887)	(42,113,615)
Net increase (decrease) in net assets resulting from operations	(106,694,062)	33,347,655
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,975,473)	(2,351,716)
Class C	(1,352,004)	(1,726,650)
Class I	(46,817,372)	(75,863,503)
Class P	(7,240,268)	(2,880,917)
Class P3	(150,956)	(123,564)
Class R	(6,175,696)	(5,934,498)
Class W	(2,461,712)	(10,249,420)
Total distributions	(67,173,481)	(99,130,268)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	387,431,929	1,188,162,603
Reinvestment of distributions	64,849,161	95,062,572
	452,281,090	1,283,225,175
Cost of shares redeemed	(1,025,097,472)	(1,856,840,747)
Net decrease in net assets resulting from capital share transactions	(572,816,382)	(573,615,572)
Net decrease in net assets	(746,683,925)	(639,398,185)
NET ASSETS:
Beginning of year or period	1,506,776,205	2,146,174,390
End of year or period	$760,092,280	$1,506,776,205

See Accompanying Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/ or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio Turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-20	9.59	0.46		(1.58)	(1.12)	0.47	—	—	0.47	8.00	(12.34)	1.18	1.10	1.10	4.83	52,014	52
03-31-19	9.86	0.46		(0.28)	0.18	0.45	—	—	0.45	9.59	1.90	1.14	1.05	1.05	4.75	59,614	58
03-31-18	9.93	0.35		(0.05)	0.30	0.35	—	0.02	0.37	9.86	3.09	1.13	1.02	1.02	3.58	43,839	82
03-31-17	9.70	0.37	*	0.25	0.62	0.39	—	—	0.39	9.93	6.49	1.11	1.03	1.03	3.79	93,318	69
03-31-16	10.11	0.38		(0.41)	(0.03)	0.38	—	—	0.38	9.70	(0.25)	1.08	1.04	1.04	3.84	39,820	46
Class C
03-31-20	9.59	0.38		(1.58)	(1.20)	0.39	—	—	0.39	8.00	(13.00)	1.93	1.85	1.85	4.12	20,446	52
03-31-19	9.87	0.38	*	(0.28)	0.10	0.38	—	—	0.38	9.59	1.04	1.89	1.80	1.80	3.93	39,455	58
03-31-18	9.93	0.28		(0.04)	0.24	0.28	—	0.02	0.30	9.87	2.42	1.88	1.77	1.77	2.85	45,848	82
03-31-17	9.70	0.30	*	0.25	0.55	0.32	—	—	0.32	9.93	5.70	1.86	1.78	1.78	3.08	55,583	69
03-31-16	10.11	0.31		(0.41)	(0.10)	0.31	—	—	0.31	9.70	(1.00)	1.83	1.79	1.79	3.10	50,751	46
Class I
03-31-20	9.59	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.00	(12.12)	0.88	0.85	0.85	5.15	427,504	52
03-31-19	9.87	0.48		(0.28)	0.20	0.48	—	—	0.48	9.59	2.07	0.80	0.80	0.80	4.93	1,160,464	58
03-31-18	9.93	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.87	3.46	0.75	0.75	0.75	3.89	1,338,826	82
03-31-17	9.70	0.40	*	0.25	0.65	0.42	—	—	0.42	9.93	6.76	0.76	0.76	0.76	4.09	1,156,695	69
03-31-16	10.11	0.41		(0.41)	—	0.41	—	—	0.41	9.70	0.01	0.79	0.79	0.79	4.12	900,493	46
Class P
03-31-20	9.58	0.53	*	(1.56)	(1.03)	0.56	—	—	0.56	7.99	(11.52)	0.85	0.20	0.20	5.70	122,016	52
03-31-19	9.86	0.55		(0.29)	0.26	0.54	—	—	0.54	9.58	2.75	0.77	0.12	0.12	5.65	53,416	58
03-31-18	9.92	0.45		(0.05)	0.40	0.44	—	0.02	0.46	9.86	4.15	0.74	0.09	0.09	4.56	42,522	82
03-31-17	9.69	0.47		0.24	0.71	0.48	—	—	0.48	9.92	7.47	0.75	0.10	0.10	4.76	36,072	69
03-31-16	10.11	0.47		(0.41)	0.06	0.48	—	—	0.48	9.69	0.58	0.77	0.12	0.12	4.76	21,608	46
Class P3
03-31-20	9.59	0.55		(1.58)	(1.03)	0.56	—	—	0.56	8.00	(11.43)	0.86	0.10	0.10	5.81	2,795	52
6-1-18(4)–03-31-19	9.84	0.47	*	(0.25)	0.22	0.47	—	—	0.47	9.59	2.26	0.77	0.05	0.05	5.87	2,158	58
Class R
03-31-20	9.58	0.43		(1.58)	(1.15)	0.44	—	—	0.44	7.99	(12.57)	1.43	1.35	1.35	4.60	99,774	52
03-31-19	9.85	0.44	*	(0.28)	0.16	0.43	—	—	0.43	9.58	1.65	1.39	1.30	1.30	4.48	139,026	58
03-31-18	9.91	0.33		(0.04)	0.29	0.33	—	0.02	0.35	9.85	2.94	1.38	1.27	1.27	3.36	118,071	82
03-31-17	9.69	0.35		0.24	0.59	0.37	—	—	0.37	9.91	6.12	1.36	1.28	1.28	3.58	119,041	69
03-31-16	10.10	0.35		(0.40)	(0.05)	0.36	—	—	0.36	9.69	(0.50)	1.33	1.29	1.29	3.60	107,927	46
Class W
03-31-20	9.60	0.48		(1.58)	(1.10)	0.49	—	—	0.49	8.01	(12.10)	0.93	0.85	0.85	5.11	35,543	52
03-31-19	9.89	0.46	*	(0.27)	0.19	0.48	—	—	0.48	9.60	1.96	0.89	0.80	0.80	4.60	52,642	58
03-31-18	9.95	0.38	*	(0.04)	0.34	0.38	—	0.02	0.40	9.89	3.46	0.88	0.77	0.77	3.88	557,067	82
03-31-17	9.72	0.39	*	0.26	0.65	0.42	—	—	0.42	9.95	6.75	0.86	0.78	0.78	3.96	434,100	69
03-31-16	10.13	0.41		(0.41)	—	0.41	—	—	0.41	9.72	0.01	0.83	0.79	0.79	4.10	98,241	46

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020

NOTE 1 — ORGANIZATION

Voya Funds Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of seven separately managed series. This report is for Voya Floating Rate Fund (“Floating Rate” or the “Fund”), a diversified series of the Trust.

The Fund offers the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.

Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Loan and Other Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted

13

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.

B.  Security Transactions and Revenue Recognition. Security transactions and senior loans are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis at the then-current loan rate. The accrual of interest on loans is partially or fully discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. If determined to be

14

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

uncollectible, unpaid accrued interest is also written off. Cash collections on non-accrual loans are generally applied as a reduction to the recorded investment of the loan. Loans are generally returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Premium amortization and discount accretion are deferred and recognized over the lives of the respective loans. Arrangement fees received on revolving credit facilities, which represent non-refundable fees or purchase discounts associated with the acquisition of loans, are deferred and recognized using the effective yield method over the lives of the respective loans. No such fees are recognized on loans which have been placed on non-accrual status. Arrangement fees associated with all other loans, except revolving credit facilities, are treated as discounts and are accreted as described above. Dividend income is recorded on the ex-dividend date. Amendment fees are earned as compensation for evaluating and accepting changes to an original loan agreement and are recognized when received. Amendment fees and other fees earned are reported as other income on the Statement of Operations.

C.  Distributions to Shareholders. The Fund declares and goes ex-dividend daily and pays dividends monthly from net investment income. Distributions from capital gains, if any, are declared and paid annually. The Fund may make additional distributions to comply with the distribution requirements of the Internal Revenue Code. The character and amounts of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital. The Fund records distributions to its shareholders on the ex-dividend date.

D.  When-Issued and Delayed-Delivery Transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the loans. Interest income on such loans is not accrued until settlement date.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

15

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

H.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS

For the year ended March 31, 2020, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $642,487,691 and $1,207,631,637, respectively. At March 31, 2020, the Fund held loans valued at $683,951,381 representing 96.21% of its total investments. The fair value of these assets is established as set forth in Note 2.

The loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund, except Class I, Class P, Class P3 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or Shareholder Servicing Fees (“Service Fees”) paid to securities dealers who executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Class A	Class C	Class R
0.25%	1.00%	0.50%

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended March 31, 2020, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$5,223	$—
Contingent Deferred Sales Charges	2,065	6,094

16

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses, to the levels listed below:

Maximum Operating Expense Limit
(as a percentage of average daily net assets)

Class A — 1.00%
Class C — 1.75%
Class I — 0.75%
Class P — 0.15%
Class P3 — 0.00%
Class R — 1.25%
Class W — 0.75%

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of March 31, 2020, the amounts of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

March 31,
2021	2022	2033	Total
$—	$40,723	$401,550	$442,273

As of March 31, 2020, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2021	2022	2023	Total
Class A	$48,160	$43,691	$25,765	$117,616
Class C	54,440	38,985	13,630	107,055
Class R	125,960	117,207	55,890	299,057
Class W	534,174	215,463	20,153	769,790

The Expense Limitation Agreement is contractual through August 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 7 — LINE OF CREDIT

Effective May 29, 2019, the Fund has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (“SSB”) for an aggregate amount of $350,000,000, through May 27, 2020. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) temporarily finance the redemption of shares of an investor in the Fund. The Fund pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears and a structuring fee of $383,383, which is expensed over a year. Prior to May 29, 2019, the aggregate amount was $350,000,000 and the commitment fee was equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears through May 29, 2019. Generally, borrowings under the Credit Agreement accrue interest at the higher of the federal funds rate and the One-Month LIBOR rate, plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Fund utilized the line of credit during the year ended March 31, 2020 as below:

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
106	$30,858,491	2.72%

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	13.14%
Voya Investment Management Co. LLC	5.28

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares

17

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the year ended March 31, 2020, the Fund engaged in such purchase and sale transactions totaling $971,875 and $70,254,882, respectively.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
03-31-20	5,639,510	292,826	(5,646,601)	285,735	53,778,688	2,743,018	(52,770,320)	3,751,386
03-31-19	4,900,915	216,844	(3,347,666)	1,770,093	47,678,722	2,103,779	(32,387,511)	17,394,990
Class C
03-31-20	201,468	126,244	(1,885,559)	(1,557,847)	1,916,440	1,189,893	(17,736,355)	(14,630,022)
03-31-19	859,655	160,854	(1,553,952)	(533,443)	8,395,213	1,563,108	(15,057,239)	(5,098,918)
Class I
03-31-20	19,938,138	4,755,535	(92,232,126)	(67,538,453)	185,893,516	44,908,640	(859,301,235)	(628,499,079)
03-31-19	103,785,552	7,433,338	(125,923,823)	(14,704,933)	1,015,694,395	72,280,256	(1,212,479,474)	(124,504,823)
Class P
03-31-20	12,120,922	776,328	(3,204,975)	9,692,275	116,185,715	7,240,269	(30,254,592)	93,171,392
03-31-19	2,060,011	296,668	(1,095,999)	1,260,680	20,100,297	2,880,910	(10,621,849)	12,359,358
Class P3
03-31-20	222,832	16,098	(114,495)	124,435	2,059,802	150,356	(1,075,423)	1,134,735
06-01-18(1)–03-31-19	484,611	12,748	(272,376)	224,983	4,723,442	123,525	(2,622,223)	2,224,744
Class R
03-31-20	1,406,440	657,745	(4,090,945)	(2,026,760)	13,279,120	6,170,305	(37,621,501)	(18,172,076)
03-31-19	4,251,727	611,023	(2,331,421)	2,531,329	41,570,411	5,923,293	(22,534,031)	24,959,673
Class W
03-31-20	1,523,717	260,120	(2,828,336)	(1,044,499)	14,318,648	2,446,680	(26,338,046)	(9,572,718)
03-31-19	5,078,081	1,037,432	(56,963,913)	(50,848,400)	50,000,123	10,187,701	(561,138,420)	(500,950,596)

(1)	Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include capital loss carryforwards, wash sale deferrals, and the treatment of de minimis distributions in excess of net investment income.

The following permanent tax differences have been reclassified as of March 31, 2020:

Paid-in Capital	Distributable Earnings
$(255,888)	$255,888

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

18

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends to shareholders was as follows:

Year Ended March 31, 2020	Year Ended March 31, 2019
Ordinary Income	Ordinary Income
$67,173,481	$99,130,268

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2020 were:

	Capital Loss Carryforwards
Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
$(150,799,442)	$(26,618,372)	Short-term	None
	(85,994,622)	Long-term	None
	$(112,612,994)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.

As of March 31, 2020, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2015.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund.

NOTE 12 — LIQUIDITY

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Adviser, Voya Investments, LLC, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its

19

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 12 — LIQUIDITY (continued)

investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.

In assessing the Fund’s liquidity risk, the Committee considered, among other matters, the settlement cycle of the Fund’s floating rate loans, the characteristics of the Fund’s shareholder base, historical redemption activity and the availability of the Fund’s committed line of credit.

During the period covered by the report, December 1, 2018 through December 31, 2019, the Program supported the Fund’s ability to honor redemption requests timely and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.

NOTE 13 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the adoption of the new accounting principle does not materially impact the financial statement amounts and is not applicable given the Fund does not hold callable debt securities.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.

20

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2020 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2020, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class A	$0.0290	May 1, 2020	Daily
Class C	$0.0241	May 1, 2020	Daily
Class I	$0.0306	May 1, 2020	Daily
Class P	$0.0351	May 1, 2020	Daily
Class P3	$0.0345	May 1, 2020	Daily
Class R	$0.0274	May 1, 2020	Daily
Class W	$0.0306	May 1, 2020	Daily

Credit agreement renewal: On May 14, 2020, the Board approved the renewal of the revolving credit agreement for another 364 days at a reduced facility amount of $200 million, effective, May 27, 2020.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

21

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: 90.0%
	Aerospace & Defense: 2.8%
1,070,000	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 5.340%, (US0003M + 3.500%), 01/17/27	$1,005,800	0.2
1,295,000	Amentum Government Services Holdings LLC Term Loan B, 4.989%, (US0001M + 4.000%), 02/01/27	1,223,775	0.2
2,037,698	American Airlines, Inc. 2018 Term Loan B, 2.709%, (US0001M + 1.750%), 06/27/25	1,688,233	0.2
402,019	Dynasty Acquisition Co., Inc. 2020 CAD Term Loan B2, 4.950%, (US0003M + 3.500%), 04/06/26	316,791	0.0
747,755	Dynasty Acquisition Co., Inc. 2020 Term Loan B1, 4.950%, (US0003M + 3.500%), 04/06/26	589,231	0.1
1,984,211	KBR, Inc. 2020 Term Loan B, 3.739%, (US0001M + 2.750%), 02/05/27	1,756,026	0.2
9,633,135	Maxar Technologies Ltd. Term Loan B, 3.739%, (US0003M + 2.750%), 10/04/24	8,332,662	1.1
1,540,000	Science Applications International Corporation 2020 Incremental Term Loan B, 3.701%, (US0003M + 2.250%), 03/05/27	1,466,850	0.2
4,987,500	TransDigm, Inc. 2020 Term Loan E, 3.239%, (US0001M + 2.250%), 05/30/25	4,663,313	0.6
		21,042,681	2.8

	Auto Components: 0.5%
4,070,752	Broadstreet Partners, Inc. 2020 Term Loan B, 4.294%, (US0001M + 3.250%), 01/27/27	3,656,045	0.5

	Automotive: 3.7%
1,675,548	American Axle and Manufacturing, Inc. Term Loan B, 3.200%, (US0001M + 2.250%), 04/06/24	1,420,027	0.2
1,391,250	Autokiniton US Holdings, Inc. Term Loan, 6.739%, (US0001M + 5.750%), 05/22/25	1,144,303	0.1
814,060	Belron Finance US LLC 2018 Term Loan B, 3.957%, (US0003M + 2.250%), 11/13/25	773,357	0.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Automotive: (continued)
3,274,974	Belron Finance US LLC 2019 USD Term Loan B, 4.270%, (US0003M + 2.500%), 10/30/26	$3,111,225	0.4
1,307,156	Belron Finance US LLC USD Term Loan B, 3.992%, (US0003M + 2.250%), 11/07/24	1,241,799	0.2
1,402,597	Bright Bidco B.V. 2018 Term Loan B, 4.573%, (US0006M + 3.500%), 06/30/24	499,324	0.1
598,500	Dealer Tire, LLC 2020 Term Loan B, 5.239%, (US0001M + 4.250%), 12/12/25	496,755	0.1
5,530,883	Gates Global LLC 2017 USD Repriced Term Loan B, 3.750%, (US0001M + 2.750%), 04/01/24	4,977,794	0.6
2,721,488	Hertz Corporation, (The) 2016 Term Loan B, 3.739%, (US0001M + 2.750%), 06/30/23	1,950,401	0.3
2,434,188	Holley Purchaser, Inc. Term Loan B, 6.777%, (US0003M + 5.000%), 10/24/25	2,032,547	0.3
1,260,000	Innovative Xcessories & Services LLC 2020 Term Loan B, 6.451%, (US0003M + 5.000%), 02/26/27	951,300	0.1
1,049,993	KAR Auction Services, Inc. 2019 Term Loan B6, 3.188%, (US0001M + 2.250%), 09/19/26	976,494	0.1
6,751,075	Panther BF Aggregator 2 LP USD Term Loan B, 4.441%, (US0001M + 3.500%), 04/30/26	6,210,989	0.8
1,218,784	Tenneco, Inc. 2018 Term Loan B, 3.989%, (US0003M + 3.000%), 10/01/25	859,243	0.1
1,916,745	Truck Hero, Inc. 1st Lien Term Loan, 4.739%, (US0001M + 3.750%), 04/22/24	1,472,699	0.2
		28,118,257	3.7

	Beverage & Tobacco: 0.5%
4,384,309	Sunshine Investments B.V. USD Term Loan B3, 4.954%, (US0002M + 3.250%), 03/28/25	4,077,407	0.5

	Brokers, Dealers & Investment Houses: 0.6%
5,969,735	Brookfield Property REIT Inc. 1st Lien Term Loan B, 3.489%, (US0001M + 2.500%), 08/27/25	4,286,270	0.6

See Accompanying Notes to Financial Statements

22

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Building & Development: 2.6%
1,282,253	Advanced Drainage Systems Inc Term Loan B, 3.813%, (US0001M + 2.250%), 07/31/26	$1,198,906	0.1
3,132,484	Core & Main LP 2017 Term Loan B, 4.331%, (US0001M + 2.750%), 08/01/24	2,772,249	0.4
4,157,610	GYP Holdings III Corp. 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 06/01/25	3,783,425	0.5
1,862,438	Henry Company LLC Term Loan B, 5.000%, (US0001M + 4.000%), 10/05/23	1,598,592	0.2
2,280,951	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 05/30/25	1,984,427	0.3
2,319,267	MX Holdings US, Inc. 2018 USD Term Loan B1C, 3.739%, (US0001M + 2.750%), 07/31/25	2,006,166	0.3
4,275,282	Quikrete Holdings Inc Term Loan, 3.489%, (US0001M + 2.500%), 02/01/27	3,719,496	0.5
2,518,767	Werner FinCo LP 2017 Term Loan, 5.000%, (US0001M + 4.000%), 07/24/24	2,229,109	0.3
470,000	Zekelman Industries, Inc. 2020 Term Loan, 3.209%, (US0001M + 2.250%), 01/24/27	439,450	0.0
		19,731,820	2.6

	Business Equipment & Services: 11.7%
1,796,208	24-7 Intouch Inc 2018 Term Loan, 5.739%, (US0001M + 4.750%), 08/25/25	1,517,795	0.2
4,687,686	AlixPartners, LLP 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 04/04/24	4,465,021	0.6
2,895,750	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/24	2,625,481	0.3
2,307,716	Big Ass Fans, LLC 2018 Term Loan, 5.200%, (US0003M + 3.750%), 05/21/24	2,030,790	0.3
2,420,000	Castle US Holding Corporation USD Term Loan B, 5.200%, (US0001M + 3.750%), 01/29/27	2,108,425	0.3
2,867,667	Colorado Buyer Inc Term Loan B, 4.000%, (US0001M + 3.000%), 05/01/24	1,947,625	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
2,398,794	Convergint Technologies LLC 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 02/03/25	$2,074,957	0.3
5,051,040	EIG Investors Corp. 2018 1st Lien Term Loan, 5.388%, (US0003M + 3.750%), 02/09/23	4,141,853	0.5
2,676,516	Ellie Mae, Inc. Term Loan, 5.200%, (US0003M + 3.750%), 04/17/26	2,353,105	0.3
5,111,316	EVO Payments International LLC 2018 1st Lien Term Loan, 4.200%, (US0001M + 3.250%), 12/22/23	4,446,845	0.6
1,394,076	Flexential Intermediate Corporation 2nd Lien Term Loan, 8.713%, (US0003M + 7.250%), 08/01/25	573,314	0.1
2,892,744	GreenSky Holdings, LLC 2018 Term Loan B, 4.250%, (US0001M + 3.250%), 03/31/25	2,386,514	0.3
4,229,284	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.072%, (US0003M + 4.000%), 11/21/24	3,214,256	0.4
2,988,454	IQOR US Inc. 2nd Lien Term Loan, 10.659%, (US0003M + 8.750%), 04/01/22	608,898	0.1
4,688,445	IQOR US Inc. Term Loan B, 6.909%, (US0003M + 5.000%), 04/01/21	2,807,206	0.4
5,186,710	KUEHG Corp. 2018 Incremental Term Loan, 5.200%, (US0003M + 3.750%), 02/21/25	3,903,000	0.5
2,306,798	Learning Care Group, Inc. 2018 1st Lien Term Loan, 4.984%, (US0003M + 3.250%), 03/13/25	1,856,972	0.2
2,305,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.294%, (US0003M + 7.500%), 03/13/26	2,051,450	0.3
1,370,000	Misys (Finastra) USD 2nd Lien Term Loan, 9.027%, (US0003M + 7.250%), 06/13/25	1,060,037	0.1
1,353,262	NeuStar, Inc. 2018 Term Loan B4, 4.573%, (US0001M + 3.500%), 08/08/24	1,047,086	0.1

See Accompanying Notes to Financial Statements

23

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
3,482,046	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.700%, (US0003M + 3.250%), 01/03/25	$2,985,854	0.4
4,793,133	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 4.239%, (US0001M + 3.250%), 05/01/25	4,098,129	0.5
480,000	Presidio, Inc. 2020 Term Loan B, 5.280%, (US0002M + 3.500%), 01/22/27	451,200	0.1
1,281,654	Prometric Holdings, Inc. 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 01/29/25	993,282	0.1
3,077,713	Red Ventures, LLC 2020 Term Loan B, 3.489%, (US0001M + 2.500%), 11/08/24	2,595,537	0.3
465,000	Renaissance Holding Corp. 2018 2nd Lien Term Loan, 7.989%, (US0001M + 7.000%), 05/29/26	367,350	0.0
1,616,063	Renaissance Learning, Inc. 2018 Add On Term Loan, 4.239%, (US0001M + 3.250%), 05/30/25	1,438,296	0.2
2,981,375	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.263%, (US0003M + 5.500%), 12/20/24	2,683,237	0.4
850,000	Rockwood Service Corporation 2020 Term Loan, 5.700%, (US0003M + 4.250%), 01/23/27	774,562	0.1
2,299,029	Solera Holdings, Inc. USD Term Loan B, 4.363%, (US0003M + 2.750%), 03/03/23	2,155,340	0.3
4,225,600	Staples, Inc. 7 Year Term Loan, 6.515%, (US0001M + 5.000%), 04/16/26	3,396,326	0.4
525,000	STG-Fairway Holdings, LLC Term Loan B, 4.572%, (US0006M + 3.500%), 01/31/27	480,375	0.1
1,788,858	SurveyMonkey Inc. 2018 Term Loan B, 4.370%, (US0001W + 3.750%), 10/10/25	1,475,808	0.2
6,744,625	Verifone Systems, Inc. 2018 1st Lien Term Loan, 5.695%, (US0003M + 4.000%), 08/20/25	4,473,932	0.6
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Business Equipment & Services: (continued)
5,453,236	Verra Mobility Corporation 2020 Term Loan B, 4.239%, (US0001M + 3.250%), 02/28/25	$4,935,179	0.7
1,188,409	Verscend Holding Corp. 2018 Term Loan B, 5.489%, (US0001M + 4.500%), 08/27/25	1,128,989	0.2
4,314,428	West Corporation 2017 Term Loan, 5.450%, (US0003M + 4.000%), 10/10/24	3,322,110	0.4
4,127,750	Yak Access, LLC 2018 1st Lien Term Loan B, 6.450%, (US0003M + 5.000%), 07/11/25	3,116,451	0.4
970,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 11.204%, (US0003M + 10.000%), 07/10/26	606,250	0.1
		88,698,837	11.7

	Cable & Satellite Television: 1.6%
2,664,821	Radiate Holdco, LLC 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 02/01/24	2,472,954	0.3
1,446,375	Telesat Canada Term Loan B5, 3.740%, (US0001M + 2.750%), 12/07/26	1,348,745	0.2
1,970,000	UPC Broadband Holding B.V. 2020 USD Term Loan B, 2.955%, (US0001M + 2.250%), 04/30/28	1,789,416	0.2
2,998,077	Virgin Media Bristol LLC USD Term Loan N, 3.205%, (US0001M + 2.500%), 01/31/28	2,855,668	0.4
3,717,705	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/23	3,397,053	0.5
		11,863,836	1.6

	Chemicals & Plastics: 2.5%
2,524,933	Alpha 3 B.V. 2017 Term Loan B1, 4.450%, (US0003M + 3.000%), 01/31/24	2,341,875	0.3
1,203,950	Ascend Performance Materials Operations LLC 2019 Term Loan B, 6.700%, (US0003M + 5.250%), 08/27/26	1,071,516	0.1
3,462,389	Composite Resins Holding B.V. 2018 Term Loan B, 5.255%, (US0001M + 4.250%), 08/01/25	3,098,838	0.4
1,116,372	Diamond (BC) B.V. USD Term Loan, 4.777%, (US0003M + 3.000%), 09/06/24	862,398	0.1

See Accompanying Notes to Financial Statements

24

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Chemicals & Plastics: (continued)
4,045,467	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/24	$3,236,373	0.4
3,214,313	Polar US Borrower, LLC 2018 1st Lien Term Loan, 6.609%, (US0003M + 4.750%), 10/15/25	2,812,523	0.4
3,832,636	Starfruit Finco B.V 2018 USD Term Loan B, 3.863%, (US0001M + 3.000%), 10/01/25	3,506,862	0.5
1,475,812	Tronox Finance LLC Term Loan B, 3.930%, (US0001M + 2.750%), 09/23/24	1,327,001	0.2
593,513	Univar Inc. 2019 USD Term Loan B5, 3.450%, (US0003M + 2.000%), 07/01/26	543,064	0.1
		18,800,450	2.5

	Clothing/Textiles: 0.1%
624,795	Varsity Brands, Inc. 2017 Term Loan B, 4.500%, (US0001M + 3.500%), 12/15/24	494,629	0.1

	Consumer, Cyclical: 0.1%
2,802,115	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 4.950%, (US0003M + 3.500%), 05/30/25	695,858	0.1

	Containers & Glass Products: 2.5%
1,001,660	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.907%, (US0006M + 3.000%), 04/22/24	813,848	0.1
3,430,162	Bway Holding Company 2017 Term Loan B, 5.084%, (US0003M + 3.250%), 04/03/24	2,847,034	0.4
3,791,078	Charter NEX US, Inc. Incremental Term Loan, 4.489%, (US0001M + 3.500%), 05/16/24	3,342,469	0.5
1,674,845	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.898%, (US0003M + 3.000%), 12/29/23	1,493,404	0.2
4,669,672	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.159%, (US0003M + 3.250%), 06/29/25	4,163,793	0.5
386,378	Pelican Products, Inc. 2018 2nd Lien Term Loan, 8.750%, (US0001M + 7.750%), 05/01/26	307,171	0.0
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Containers & Glass Products: (continued)
1,695,000	Plastipak Packaging, Inc. 2018 Term Loan B, 3.490%, (US0001M + 2.500%), 10/14/24	$1,563,637	0.2
660,000	Proampac AC Borrower LLC Second Lien Term Loan, 10.192%, (US0003M + 8.500%), 11/18/24	485,100	0.1
2,523,614	Reynolds Group Holdings Inc. USD 2017 Term Loan, 3.739%, (US0001M + 2.750%), 02/05/23	2,406,897	0.3
1,648,271	TricorBraun Hldgs Inc First Lien Term Loan, 5.202%, (US0003M + 3.750%), 11/30/23	1,380,427	0.2
		18,803,780	2.5
	Cosmetics/Toiletries: 0.6%
2,185,864	Anastasia Parent, LLC 2018 Term Loan B, 4.822%, (US0006M + 3.750%), 08/11/25	1,318,804	0.2
4,448,196	Wellness Merger Sub, Inc. 1st Lien Term Loan, 5.863%, (US0003M + 4.250%), 06/30/24	3,543,731	0.4
		4,862,535	0.6

	Drugs: 0.6%
1,994,872	Endo Luxembourg Finance Company I S.a r.l. 2017 Term Loan B, 5.250%, (US0003M + 4.250%), 04/29/24	1,790,397	0.2
3,129,064	Horizon Therapeutics USA Inc Term Loan B, 3.313%, (US0001M + 2.250%), 05/22/26	2,964,788	0.4
		4,755,185	0.6
	Ecological Services & Equipment: 0.5%
4,070,217	GFL Environmental Inc. 2018 USD Term Loan B, 3.991%, (US0001M + 3.000%), 05/30/25	3,971,006	0.5
	Electronics/Electrical: 12.1%
3,232,311	ASG Technologies Group, Inc. 2018 Term Loan, 4.500%, (US0001M + 3.500%), 07/31/24	2,650,495	0.3
1,199,748	Barracuda Networks, Inc. 1st Lien Term Loan, 4.517%, (US0003M + 3.250%), 02/12/25	1,113,766	0.1
1,648,715	BMC Software Finance, Inc. 2018 USD Term Loan B, 5.239%, (US0001M + 4.250%), 10/02/25	1,412,949	0.2

See Accompanying Notes to Financial Statements

25

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
1,216,429	Brave Parent Holdings, Inc. 1st Lien Term Loan, 5.777%, (US0003M + 4.000%), 04/18/25	$1,062,347	0.1
3,457,350	Cohu, Inc. 2018 Term Loan B, 3.989%, (US0001M + 3.000%), 10/01/25	2,593,013	0.3
1,465,744	Dynatrace LLC 2018 1st Lien Term Loan, 3.239%, (US0001M + 2.250%), 08/22/25	1,385,128	0.2
1,470,057	EagleView Technology Corporation 2018 Add On Term Loan B, 5.113%, (US0003M + 3.500%), 08/14/25	1,249,548	0.2
1,056,188	Electrical Components International, Inc. 2018 1st Lien Term Loan, 5.239%, (US0003M + 4.250%), 06/26/25	797,422	0.1
2,115,750	Exact Merger Sub LLC 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 09/27/24	1,900,648	0.3
3,245,475	GlobalFoundries Inc USD Term Loan B, 6.200%, (US0003M + 4.750%), 06/05/26	2,791,109	0.4
1,950,113	Helios Software Holdings, Inc. USD Term Loan, 5.322%, (US0006M + 4.250%), 10/24/25	1,657,596	0.2
2,233,552	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.489%, (US0001M + 3.250%), 07/01/24	2,086,510	0.3
2,009,763	Imperva, Inc. 1st Lien Term Loan, 5.704%, (US0003M + 4.000%), 01/12/26	1,673,128	0.2
1,368,871	Imperva, Inc. 2nd Lien Term Loan, 9.442%, (US0003M + 7.750%), 01/10/27	1,231,984	0.2
984,642	Infor (US), Inc. Term Loan B6, 3.750%, (US0001M + 2.750%), 02/01/22	954,610	0.1
1,865,000	Informatica LLC 2020 USD Term Loan B, 4.239%, (US0001M + 3.250%), 02/25/27	1,650,525	0.2
2,782,293	Kronos Incorporated 2017 Term Loan B, 4.763%, (US0003M + 3.000%), 11/01/23	2,577,099	0.3
386,935	MA FinanceCo., LLC USD Term Loan B3, 3.489%, (US0001M + 2.500%), 06/21/24	352,756	0.0
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
3,953,925	McAfee, LLC 2018 USD Term Loan B, 4.691%, (US0001M + 3.750%), 09/30/24	$3,690,329	0.5
5,229,161	MH Sub I, LLC 2017 1st Lien Term Loan, 4.822%, (US0006M + 3.750%), 09/13/24	4,549,370	0.6
2,540,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 8.572%, (US0006M + 7.500%), 09/15/25	2,063,750	0.3
3,224,224	Project Boost Purchaser, LLC 2019 Term Loan B, 4.489%, (US0001M + 3.500%), 06/01/26	2,659,985	0.4
2,305,813	Project Leopard Holdings, Inc. 2019 Term Loan, 5.700%, (US0003M + 4.250%), 07/07/23	2,063,702	0.3
3,747,075	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.027%, (US0003M + 4.250%), 05/16/25	2,932,086	0.4
3,000,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.027%, (US0003M + 8.250%), 05/18/26	1,837,500	0.2
6,244,836	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.762%, (US0003M + 3.000%), 11/03/23	5,667,189	0.7
2,399,180	Riverbed Technology, Inc. 2016 Term Loan, 4.250%, (US0001M + 3.250%), 04/24/22	1,581,059	0.2
1,685,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 9.239%, (US0001M + 8.250%), 11/27/26	1,128,950	0.1
6,068,700	Rocket Software, Inc. 2018 Term Loan, 5.239%, (US0001M + 4.250%), 11/28/25	5,026,904	0.7
2,649,099	RP Crown Parent LLC Term Loan B, 3.750%, (US0001M + 2.750%), 10/12/23	2,543,135	0.3
2,613,065	Seattle Spinco, Inc. USD Term Loan B3, 3.489%, (US0001M + 2.500%), 06/21/24	2,382,245	0.3
2,507,717	Sirius Computer Solutions, Inc. 2020 Term Loan, 4.489%, (US0001M + 3.500%), 07/01/26	2,213,060	0.3

See Accompanying Notes to Financial Statements

26

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Electronics/Electrical: (continued)
5,688,116	SkillSoft Corporation 1st Lien Term Loan, 6.527%, (US0003M + 4.750%), 04/28/21	$3,744,674	0.5
2,131,820	SolarWinds Holdings, Inc. 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 02/05/24	1,988,988	0.3
1,913,076	SonicWall US Holdings Inc. 1st Lien Term Loan, 5.195%, (US0003M + 3.500%), 05/16/25	1,591,042	0.2
1,060,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 9.195%, (US0003M + 7.500%), 05/18/26	840,050	0.1
1,070,000	Surf Holdings, LLC USD Term Loan, 4.814%, (US0003M + 3.500%), 03/05/27	960,325	0.1
4,303,329	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 6.072%, (US0003M + 5.000%), 05/29/26	2,858,129	0.4
2,213,850	Ultimate Software Group Inc(The) Term Loan B, 4.739%, (US0001M + 3.750%), 05/04/26	2,092,088	0.3
4,988,141	Veritas Bermuda Ltd. USD Repriced Term Loan B, 5.950%, (US0003M + 4.500%), 01/27/23	4,264,860	0.6
2,015,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 8.239%, (US0001M + 7.250%), 07/02/26	1,789,991	0.2
1,280,666	Web.com Group, Inc. 2018 2nd Lien Term Loan, 8.945%, (US0003M + 7.750%), 10/09/26	989,315	0.1
2,134,931	Web.com Group, Inc. 2018 Term Loan B, 4.945%, (US0003M + 3.750%), 10/10/25	1,777,330	0.3
		92,376,689	12.1

	Financial: 0.2%
1,315,821	Blucora, Inc. 2017 Term Loan B, 4.450%, (US0003M + 3.000%), 05/22/24	1,203,976	0.2

	Financial Intermediaries: 2.1%
1,371,579	Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 06/15/25	1,133,839	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Financial Intermediaries: (continued)
1,176,127	Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 3.239%, (US0001M + 2.250%), 04/23/26	$1,029,111	0.1
4,433,563	Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 3.739%, (US0001M + 2.750%), 08/21/25	3,990,206	0.5
1,810,000	Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 5.201%, (US0003M + 3.750%), 03/05/27	1,556,600	0.2
3,419,916	Edelman Financial Center, LLC 2018 1st Lien Term Loan, 4.179%, (US0001M + 3.250%), 07/21/25	2,952,527	0.4
857,850	First Eagle Holdings, Inc. 2020 Term Loan B, 3.950%, (US0003M + 2.500%), 02/01/27	728,100	0.1
1,178,460	Focus Financial Partners, LLC 2020 Term Loan, 2.989%, (US0001M + 2.000%), 07/03/24	1,084,183	0.2
1,038,038	VFH Parent LLC 2019 Term Loan B, 4.005%, (US0001M + 3.000%), 03/01/26	961,916	0.1
2,815,118	Victory Capital Holdings, Inc. 2020 Term Loan B, 4.015%, (US0001M + 2.500%), 07/01/26	2,505,455	0.3
		15,941,937	2.1

	Food Products: 2.0%
967,451	8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan, 4.297%, (US0001M + 3.500%), 10/01/25	903,357	0.1
400,000	8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 8.547%, (US0001M + 7.750%), 10/01/26	360,000	0.1
2,442,506	Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/24	2,283,743	0.3
1,986,043	B&G Foods, Inc. 2019 Term Loan B4, 3.489%, (US0001M + 2.500%), 10/10/26	1,893,360	0.2
817,620	Del Monte Foods, Inc. 1st Lien Term Loan, 4.865%, (US0003M + 3.250%), 02/18/21	668,405	0.1

See Accompanying Notes to Financial Statements

27

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†		Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
		Food Products: (continued)
1,240,000		Froneri International PLC 2020 USD Term Loan, 3.239%, (US0001M + 2.250%), 01/29/27	$1,190,400	0.2
4,299,359		IRB Holding Corp 2020 Term Loan B, 3.751%, (US0001M + 2.750%), 02/05/25	3,353,500	0.4
1,709	(1),(2)	NPC International, Inc. 1st Lien Term Loan, 4.951%, (US0003M + 3.500%), 04/19/24	726	0.0
970,000	(1),(2)	NPC International, Inc. 2nd Lien Term Loan, 8.951%, (US0003M + 7.500%), 04/18/25	26,675	0.0
5,113,913		Sigma Bidco B.V. 2018 USD Term Loan B, 4.909%, (US0003M + 3.000%), 07/02/25	4,538,597	0.6
			15,218,763	2.0

		Food Service: 1.3%
1,181,075		Carrols Restaurant Group, Inc. Term Loan B, 4.210%, (US0001M + 3.250%), 04/30/26	891,712	0.1
1,021,566		Fogo De Chao, Inc. 2018 Add On Term Loan, 5.700%, (US0003M + 4.250%), 04/07/25	715,096	0.1
6,632,070		Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.584%, (US0001M + 2.500%), 10/04/23	5,184,070	0.7
3,664,352		Hearthside Food Solutions, LLC 2018 Term Loan B, 4.677%, (US0001M + 3.688%), 05/23/25	3,133,021	0.4
			9,923,899	1.3

		Food/Drug Retailers: 1.5%
4,184,420		EG Finco Limited 2018 USD Term Loan, 5.072%, (US0006M + 4.000%), 02/07/25	3,065,088	0.4
926,100		EG Group Limited 2018 USD Term Loan B, 5.450%, (US0006M + 4.000%), 02/07/25	678,368	0.1
1,261,161		Moran Foods LLC 2020 Term Loan, 8.451%, (US0003M + 7.000%), 03/12/24	1,166,574	0.1
6,350,535	(1),(2)	Moran Foods LLC Term Loan, 7.451%, (US0003M + 6.000%), 12/05/23	793,817	0.1
1,532,300		Portillo Restaurant Group (The) Term Loan, 6.950%, (US0003M + 5.500%), 09/06/24	1,391,520	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Food/Drug Retailers: (continued)
5,021,787	United Natural Foods, Inc. Term Loan B, 5.239%, (US0001M + 4.250%), 10/22/25	$4,343,846	0.6
		11,439,213	1.5

	Forest Products: 0.2%
1,776,075	LABL, Inc. 2019 USD Term Loan, 5.000%, (US0001M + 4.500%), 07/01/26	1,505,224	0.2

	Health Care: 7.1%
1,519,650	Accelerated Health Systems, LLC Term Loan B, 4.297%, (US0001M + 3.500%), 10/31/25	1,371,484	0.2
4,311,606	ADMI Corp. 2018 Term Loan B, 4.200%, (US0001M + 2.750%), 04/30/25	3,869,666	0.5
2,203,626	Air Methods Corporation 2017 Term Loan B, 4.950%, (US0003M + 3.500%), 04/22/24	1,592,120	0.2
4,078,472	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 4.739%, (US0001M + 3.750%), 02/27/26	3,160,815	0.4
1,472,673	Bausch Health Companies, Inc. 2018 Term Loan B, 3.612%, (US0001M + 3.000%), 06/02/25	1,411,311	0.2
1,022,379	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 03/01/24	943,997	0.1
1,200,000	Da Vinci Purchaser Corp. 2019 Term Loan, 5.872%, (US0003M + 4.000%), 01/08/27	1,120,500	0.2
1,216,904	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/25	967,438	0.1
2,004,925	Emerald TopCo Inc Term Loan, 4.489%, (US0001M + 3.500%), 07/24/26	1,837,013	0.2
2,495,339	Envision Healthcare Corporation 2018 1st Lien Term Loan, 4.739%, (US0001M + 3.750%), 10/10/25	1,337,502	0.2
5,099,528	ExamWorks Group, Inc. 2017 Term Loan, 4.250%, (US0006M + 3.250%), 07/27/23	4,627,822	0.6

See Accompanying Notes to Financial Statements

28

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Health Care: (continued)
2,861,375	Global Medical Response, Inc. 2017 Term Loan B2, 5.863%, (US0001M + 4.250%), 03/14/25	$2,582,391	0.3
2,114,811	Global Medical Response, Inc. 2018 Term Loan B1, 4.932%, (US0002M + 3.250%), 04/28/22	1,956,200	0.3
2,910,827	GoodRx, Inc. 1st Lien Term Loan, 3.739%, (US0001M + 2.750%), 10/10/25	2,750,732	0.4
2,555,159	Inovalon Holdings, Inc. 2020 Term Loan B1, 3.750%, (US0001M + 3.000%), 04/02/25	2,353,941	0.3
3,152,859	Jaguar Holding Company II 2018 Term Loan, 3.500%, (US0001M + 2.500%), 08/18/22	3,039,883	0.4
2,372,929	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.200%, (US0003M + 2.750%), 06/07/23	2,159,365	0.3
1,613,005	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 4.765%, (US0001M + 3.250%), 06/30/25	1,380,732	0.2
3,860,874	Phoenix Guarantor Inc 2020 Term Loan B, 4.113%, (US0001M + 3.250%), 03/05/26	3,552,004	0.5
1,824,231	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 4.739%, (US0001M + 3.750%), 11/17/25	1,711,736	0.2
2,580,282	Select Medical Corporation 2017 Term Loan B, 3.430%, (US0001M + 2.500%), 03/06/25	2,464,169	0.3
1,700,000	Sotera Health Holdings, LLC 2019 Term Loan, 5.500%, (US0001M + 4.500%), 12/11/26	1,515,834	0.2
1,346,538	Tecomet Inc. 2017 Repriced Term Loan, 4.250%, (US0001M + 3.250%), 05/01/24	1,151,290	0.2
1,134,595	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.000%, (US0001M + 3.000%), 06/23/24	859,456	0.1
4,308,994	Vizient, Inc. 2020 Term Loan B6, 2.989%, (US0001M + 2.000%), 05/06/26	4,093,544	0.5
		53,810,945	7.1
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Home Furnishings: 0.2%
1,562,138	Prime Security Services Borrower, LLC 2019 Term Loan B1, 4.606%, (US0001M + 3.250%), 09/23/26	$1,421,545	0.2
	Industrial: 0.3%
2,862,779	NCI Building Systems, Inc. 2018 Term Loan, 4.561%, (US0001M + 3.750%), 04/12/25	2,504,931	0.3

	Industrial Equipment: 1.5%
2,475,000	APi Group DE, Inc. Term Loan B, 3.489%, (US0001M + 2.500%), 10/01/26	2,277,000	0.3
1,405,695	CPM Holdings, Inc. 2018 1st Lien Term Loan, 5.353%, (US0006M + 3.750%), 11/17/25	1,163,213	0.2
2,202,603	EWT Holdings III Corp. 2020 Term Loan, 3.739%, (US0001M + 2.750%), 12/20/24	2,026,394	0.3
2,976,323	Filtration Group Corporation 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 03/29/25	2,630,326	0.3
2,855,650	Granite Holdings US Acquisition Co. Term Loan B, 6.322%, (US0006M + 5.250%), 09/30/26	2,070,346	0.3
1,050,000	Star US Bidco LLC Term Loan B, 5.701%, (US0003M + 4.250%), 03/03/27	939,750	0.1
		11,107,029	1.5

	Insurance: 5.1%
1,960,237	Achilles Acquisition LLC 2018 Term Loan, 5.000%, (US0001M + 4.000%), 10/13/25	1,754,412	0.2
4,275,140	Acrisure, LLC 2020 Term Loan B, 5.207%, (US0003M + 3.500%), 02/15/27	3,633,869	0.5
2,815,939	Alera Group Holdings, Inc. 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 08/01/25	2,478,027	0.3
1,115,356	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.989%, (US0001M + 3.000%), 05/09/25	1,036,352	0.1
2,396,888	Alliant Holdings Intermediate, LLC Term Loan B, 3.862%, (US0001M + 3.250%), 05/09/25	2,223,113	0.3

See Accompanying Notes to Financial Statements

29

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Insurance: (continued)
5,611,424	AmWINS Group, Inc. 2017 Term Loan B, 3.753%, (US0001M + 2.750%), 01/25/24	$5,253,696	0.7
1,120,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.450%, (US0003M + 7.000%), 09/19/25	1,036,000	0.1
1,802,188	Aretec Group, Inc. 2018 Term Loan, 5.239%, (US0001M + 4.250%), 10/01/25	1,243,509	0.2
5,342,802	AssuredPartners, Inc. 2020 Term Loan B, 4.489%, (US0001M + 3.500%), 02/12/27	4,768,451	0.6
2,538,274	CCC Information Services, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 04/29/24	2,345,185	0.3
1,204,111	Hub International Limited 2018 Term Loan B, 4.543%, (US0002M + 2.750%), 04/25/25	1,137,884	0.2
5,304,023	NFP Corp. 2020 Term Loan, 4.239%, (US0001M + 3.250%), 02/15/27	4,641,020	0.6
4,265,701	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 4.239%, (US0001M + 3.250%), 12/31/25	3,768,034	0.5
3,285,305	USI, Inc. 2017 Repriced Term Loan, 3.989%, (US0003M + 3.000%), 05/16/24	2,997,841	0.4
967,575	USI, Inc. 2019 Incremental Term Loan B, 4.989%, (US0001M + 4.000%), 12/02/26	885,331	0.1
		39,202,724	5.1

	Leisure Good/Activities/Movies: 4.2%
865,000	Airxcel, Inc. 2018 2nd Lien Term Loan, 9.739%, (US0001M + 8.750%), 04/27/26	681,188	0.1
1,726,677	AMC Entertainment Holdings Inc. 2019 Term Loan B, 4.080%, (US0001M + 3.000%), 04/22/26	1,300,763	0.2
4,762,875	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.200%, (US0003M + 2.750%), 09/18/24	3,060,147	0.4
2,989,073	Crown Finance US, Inc. 2018 USD Term Loan, 3.322%, (US0006M + 2.250%), 02/28/25	2,008,657	0.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Leisure Good/Activities/Movies: (continued)
3,815,825	Crown Finance US, Inc. 2019 Incremental Term Loan, 3.558%, (US0006M + 2.500%), 09/30/26	$2,526,076	0.3
2,177,322	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.072%, (US0006M + 3.000%), 03/08/24	1,625,734	0.2
3,058,485	Fitness International, LLC 2018 Term Loan B, 4.322%, (US0006M + 3.250%), 04/18/25	2,319,350	0.3
2,962,121	Intrawest Resorts Holdings, Inc. Term Loan B1, 3.750%, (US0001M + 2.750%), 07/31/24	2,656,036	0.3
5,038,661	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 07/03/24	3,577,449	0.5
5,353,967	Life Time, Inc. 2017 Term Loan B, 4.363%, (US0003M + 2.750%), 06/10/22	4,042,245	0.5
180,759	Motion Finco Sarl Delayed Draw Term Loan B2, 4.323%, (US0006M + 3.250%), 11/04/26	147,319	0.0
1,375,341	Motion Finco Sarl USD Term Loan B1, 4.209%, (US0006M + 3.250%), 11/13/26	1,160,444	0.2
2,562,563	Playtika Holding Corp Term Loan B, 7.072%, (US0006M + 6.000%), 12/10/24	2,417,350	0.3
2,799,649	Thor Industries, Inc. USD Term Loan B, 5.365%, (US0001M + 3.750%), 02/01/26	2,407,698	0.3
1,629,375	WeddingWire, Inc. 1st Lien Term Loan, 5.950%, (US0001M + 4.500%), 12/19/25	1,425,703	0.2
600,000	WeddingWire, Inc. 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 12/21/26	555,000	0.1
		31,911,159	4.2

	Lodging & Casinos: 3.1%
5,229,984	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 3.739%, (US0001M + 2.750%), 12/23/24	4,296,061	0.6
380,267	Eldorado Resorts LLC 2017 Term Loan B, 3.250%, (US0006M + 2.250%), 04/17/24	372,662	0.0

See Accompanying Notes to Financial Statements

30

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Lodging & Casinos: (continued)
5,519,656	Everi Payments Inc. Term Loan B, 3.822%, (US0003M + 2.750%), 05/09/24	$4,424,926	0.6
5,031,250	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.960%, (US0001M + 3.000%), 10/21/24	3,848,906	0.5
3,881,950	PCI Gaming Authority Term Loan, 3.489%, (US0001M + 2.500%), 05/29/26	3,119,422	0.4
2,660,700	Scientific Games International, Inc. 2018 Term Loan B5, 4.246%, (US0002M + 2.750%), 08/14/24	2,161,819	0.3
2,925,976	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 4.950%, (US0003M + 3.500%), 07/10/25	2,805,280	0.4
3,119,520	Station Casinos LLC 2020 Term Loan B, 3.240%, (US0001M + 2.250%), 02/08/27	2,626,635	0.3
		23,655,711	3.1

	Nonferrous Metals/Minerals: 0.6%
6,894,811	Covia Holdings Corporation Term Loan, 5.874%, (US0003M + 4.000%), 06/01/25	3,214,705	0.4
3,490,039	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/25	1,723,207	0.2
		4,937,912	0.6

	Oil & Gas: 0.9%
2,670,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0001M + 6.750%), 10/29/25	1,268,250	0.1
2,247,249	Glass Mountain Pipeline Holdings, LLC Term Loan B, 6.280%, (US0003M + 4.500%), 12/23/24	1,269,696	0.2
958,306	HGIM Corp. 2018 Exit Term Loan, 7.713%, (US0003M + 6.000%), 07/02/23	554,220	0.1
2,525,913	Lower Cadence Holdings LLC Term Loan B, 4.989%, (US0001M + 4.000%), 05/22/26	1,582,906	0.2
2,987,425	Lucid Energy Group II LLC Incremental Term Loan B2, 4.000%, (US0001M + 3.000%), 02/19/25	1,702,832	0.2
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Oil & Gas: (continued)
834,438	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 4.239%, (US0001M + 3.250%), 09/29/25	$646,689	0.1
		7,024,593	0.9

	Publishing: 0.2%
2,000,000	Meredith Corporation 2020 Term Loan B2, 3.489%, (US0001M + 2.500%), 01/31/25	1,820,000	0.2

	Radio & Television: 3.8%
4,170,957	A-L Parent LLC 2016 1st Lien Term Loan, 4.860%, (US0001M + 3.250%), 12/01/23	2,857,106	0.4
1,050,000	Banijay Entertainment S.A.S USD Term Loan, 5.213%, (US0003M + 3.750%), 03/04/25	945,000	0.1
2,676,550	Clear Channel Outdoor Holdings, Inc. Term Loan B, 4.489%, (US0001M + 3.500%), 08/21/26	2,425,623	0.3
1,198,975	Cumulus Media New Holdings Inc. Term Loan B, 4.822%, (US0006M + 3.750%), 03/31/26	973,168	0.1
2,840,700	Diamond Sports Group, LLC Term Loan, 4.180%, (US0001M + 3.250%), 08/24/26	2,229,950	0.3
3,337,679	Entercom Media Corp. 2019 Term Loan, 3.489%, (US0001M + 2.500%), 11/18/24	3,003,911	0.4
1,132,163	iHeartCommunications, Inc. 2020 Term Loan, 3.989%, (US0001M + 3.000%), 05/01/26	969,697	0.1
2,678,014	NASCAR Holdings, Inc Term Loan B, 3.674%, (US0001M + 2.750%), 10/19/26	2,367,812	0.3
2,072,072	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 4.331%, (US0001M + 2.750%), 09/18/26	1,958,108	0.3
5,504,984	Sinclair Television Group Inc. Term Loan B2B, 3.210%, (US0001M + 2.500%), 09/30/26	5,098,991	0.7
3,727,339	Terrier Media Buyer, Inc. Term Loan B, 5.700%, (US0003M + 4.250%), 12/17/26	3,231,137	0.4

See Accompanying Notes to Financial Statements

31

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Radio & Television: (continued)
2,949,984	Univision Communications Inc. Term Loan C5, 3.750%, (US0001M + 2.750%), 03/15/24	$2,522,237	0.4
		28,582,740	3.8

	Retailers (Except Food & Drug): 2.7%
2,428,120	Academy, Ltd. 2015 Term Loan B, 5.558%, (US0001M + 4.000%), 07/01/22	1,337,489	0.2
4,449,091	Bass Pro Group, LLC Term Loan B, 5.989%, (US0001M + 5.000%), 09/25/24	3,781,727	0.5
3,208,846	Belk, Inc. 2019 Term Loan B, 7.750%, (US0006M + 6.750%), 07/31/25	1,684,644	0.2
1,370,889	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 3.047%, (US0001M + 2.250%), 02/03/24	1,309,199	0.2
6,843,539	Jo-Ann Stores, Inc. 2016 Term Loan, 6.000%, (US0006M + 5.000%), 10/20/23	2,840,068	0.4
5,668,720	Leslies Poolmart, Inc. 2016 Term Loan, 4.500%, (US0001M + 3.500%), 08/16/23	4,754,639	0.6
5,978,563	Mens Wearhouse, Inc. (The) 2018 Term Loan, 4.831%, (US0001M + 3.250%), 04/09/25	2,391,425	0.3
3,106,417	Petco Animal Supplies, Inc. 2017 Term Loan B, 5.027%, (US0003M + 3.250%), 01/26/23	2,180,705	0.3
		20,279,896	2.7

	Steel: 0.3%
2,263,115	GrafTech Finance, Inc. 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 02/12/25	1,980,225	0.3

	Surface Transport: 1.3%
3,218,027	Navistar International Corporation 2017 1st Lien Term Loan B, 4.280%, (US0001M + 3.500%), 11/06/24	2,826,499	0.4
3,299,064	PODS, LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 12/06/24	2,894,929	0.4
4,602,289	Savage Enterprises LLC 2020 Term Loan B, 4.620%, (US0001M + 4.000%), 08/01/25	4,092,203	0.5
		9,813,631	1.3
Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Technology: 0.5%
4,276,198	Misys (Finastra)—TL B 1L, 5.277%, (US0003M + 3.500%), 06/13/24	$3,720,292	0.5

	Telecommunications: 6.6%
1,925,153	Altice Financing SA 2017 USD Term Loan B, 4.412%, (US0002M + 2.750%), 07/15/25	1,771,141	0.2
1,925,675	Altice Financing SA USD 2017 1st Lien Term Loan, 3.674%, (US0001M + 2.750%), 01/31/26	1,771,621	0.3
1,653,250	Altice France S.A. USD Term Loan B11, 3.739%, (US0001M + 2.750%), 07/31/25	1,522,367	0.2
4,832,866	Altice France S.A. USD Term Loan B12, 4.392%, (US0001M + 3.688%), 01/31/26	4,542,894	0.6
3,600,000	Asurion LLC 2017 2nd Lien Term Loan, 7.489%, (US0001M + 6.500%), 08/04/25	3,366,000	0.4
4,018,721	Asurion LLC 2017 Term Loan B4, 3.989%, (US0001M + 3.000%), 08/04/22	3,737,411	0.5
2,980,293	Asurion LLC 2018 Term Loan B7, 3.989%, (US0001M + 3.000%), 11/03/24	2,806,443	0.4
4,695,256	Avaya, Inc. 2018 Term Loan B, 4.955%, (US0001M + 4.250%), 12/15/24	4,026,182	0.5
4,089,750	CenturyLink, Inc. 2020 Term Loan B, 3.239%, (US0001M + 2.250%), 03/15/27	3,800,911	0.5
3,328,250	CommScope, Inc. 2019 Term Loan B, 4.239%, (US0001M + 3.250%), 04/06/26	3,161,838	0.4
2,435,000	Connect Finco Sarl Term Loan B, 5.490%, (US0001M + 4.500%), 12/11/26	1,990,612	0.3
1,248,242	Flexential Intermediate Corporation 2017 1st Lien Term Loan, 4.950%, (US0003M + 3.500%), 08/01/24	914,337	0.1
3,787,571	Global Tel*Link Corporation 2018 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 11/29/25	3,266,780	0.4
2,225,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 11/29/26	1,863,437	0.3

See Accompanying Notes to Financial Statements

32

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Principal Amount†	Borrower/Tranche Description	Fair Value	Percentage of Net Assets

LOANS*: (continued)
	Telecommunications: (continued)
1,989,873	GTT Communications, Inc. 2018 USD Term Loan B, 3.740%, (US0001M + 2.750%), 05/31/25	$1,361,406	0.2
1,840,000	Iridium Satellite LLC Term Loan, 4.750%, (US0001M + 3.750%), 11/04/26	1,757,200	0.2
3,761,391	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.500%, (US0006M + 4.500%), 11/01/24	2,990,306	0.4
2,817,836	Speedcast International Limited Term Loan B, 4.200%, (US0003M + 2.750%), 05/15/25	713,851	0.1
4,484,022	Zayo Group Holdings, Inc. USD Term Loan, 3.989%, (US0001M + 3.000%), 02/19/27	4,203,771	0.5
940,000	Ziggo Financing Partnership USD Term Loan I, 3.205%, (US0001M + 2.500%), 04/30/28	877,725	0.1
		50,446,233	6.6

	Utilities: 1.3%
1,492,167	Calpine Corporation Term Loan B5, 3.240%, (US0003M + 2.250%), 01/15/24	1,441,184	0.2
2,153,246	LMBE-MC Holdco II LLC Term Loan B, 5.460%, (US0003M + 4.000%), 12/03/25	1,884,090	0.2
3,192,252	Longview Power LLC Term Loan B, 7.780%, (US0003M + 6.000%), 04/13/21	678,354	0.1
3,288,356	Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/24	2,910,195	0.4
2,114,050	Sabre Industries, Inc. 2019 Term Loan B, 4.494%, (US0003M + 3.500%), 04/15/26	1,936,121	0.2
1,720,373	Southeast PowerGen, LLC Term Loan B, 4.500%, (US0001M + 3.500%), 12/02/21	1,413,574	0.2
		10,263,518	1.3

	Total Loans (Cost $832,466,780)	683,951,381	90.0
Shares			Value	Percentage of Net Assets

EQUITIES AND OTHER ASSETS: 0.0%
69,381	(3)	Cumulus Media, Inc. Class-A	$376,045	0.0
2,254	(3)	Harvey Gulf International Marine LLC	14,274	0.0
10,072	(3)	Harvey Gulf International Marine LLC—Warrants	63,786	0.0
57,165	(3)	Millennium Health, LLC	3,144	0.0
—	(4)	Millennium Health, LLC- Corporate Claims Trust	—	0.0
222	(3)	Southcross Holdings GP LLC	—	0.0
222	(3)	Southcross Holdings LP- Class A	—	0.0
42,856	(3)	The Oneida Group (formerly EveryWare Global, Inc.)	1,286	0.0
		Total Equities and Other Assets (Cost $2,213,800)	458,535	0.0
		Total Long-Term Investments (Cost $834,680,580)	684,409,916	90.0

SHORT-TERM INVESTMENTS: 3.5%

		Mutual Funds: 3.5%
26,493,138	(5)	State Street Institutional Liquid Reserves Fund—Premier Class, 0.810% (Cost $26,494,631)	26,469,294	3.5
		Total Short-Term Investments (Cost $26,494,631)	26,469,294	3.5
		Total Investments (Cost $861,175,211)	$710,879,210	93.5
		Assets in Excess of Other Liabilities	49,213,070	6.5
		Net Assets	$760,092,280	100.0

*	Loans, while exempt from registration under the Securities Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (“LIBOR”) and other short-term rates.
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Issuer filed for bankruptcy and/or is in default.
(2)	Senior Loan is on non-accrual status at March 31, 2020.
(3)	Non-income producing security.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Rate shown is the 7-day yield as of March 31, 2020.

Reference Rate Abbreviations:

US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR

See Accompanying Notes to Financial Statements

33

VOYA FLOATING RATE FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2020 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2020

Asset Table
Investments, at fair value
Loans	$—	$683,951,381	$—	$683,951,381
Equities and Other Assets	376,045	82,490	—	458,535
Short-Term Investments	26,469,294	—	—	26,469,294
Total Investments, at fair value	$26,845,339	$684,033,871	$—	$710,879,210

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At March 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $861,678,652.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(150,799,442)
Net Unrealized Depreciation	$(150,799,442)

See Accompanying Notes to Financial Statements

34

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2020 were as follows:

Fund Name	Type	Per Share Amount
Voya Floating Rate Fund
Class A	NII	$0.4661
Class C	NII	$0.3945
Class I	NII	$0.4901
Class P	NII	$0.5552
Class P3	NII	$0.5635
Class R	NII	$0.4423
Class W	NII	$0.4901

NII — Net investment income

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 97.03% of net investment income distributions as interest-related dividends.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee Chairperson	November 2007–Present January 2020– Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	136	Dentaquest (February 2014– Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	136	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	136	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	136	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– Present).	136	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant (May 2001– Present).	136	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015–Present	Retired.	136	None.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustee who is an “interested person”:

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017– Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	136	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018– Present); Voya Investments Distributor, LLC (April 2018– Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2020.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019–Present); Chief Financial Officer, Voya Investment Management (September 2014–Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 52	Executive Vice President Chief Investment Risk Officer	March 2020–Present March 2020–Present
Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present); Formerly, Consultant, DA Capital LLC (January 2016–March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014– March 2015).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 49	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2014–Present	Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2016–Present
Senior Vice President, Head of Fund Compliance and Chief Compliance Office, Voya Investments, LLC (March 2020–Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–March 2020); and Vice President, Mutual Fund Compliance (March 2014–June 2016).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	October 2000–Present	Vice President, Voya Funds Services, LLC (November 1995 Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018– Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President–Director of Tax, Voya Funds Services, LLC (March 2013–October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 43	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019– Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Secretary	January 2020–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management–Mutual Fund Legal Department (March 2010–Present).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Assistant Secretary	January 2020–Present	Vice President and Counsel, Voya Investment Management–Mutual Fund Legal Department (January 2013–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

39

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 21, 2019, the Board of Trustees (“Board”) of Voya Funds Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Floating Rate Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2020. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 21, 2019, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2019, and November 19, 2019, specifically to review and consider materials related to the proposed continuance of the Contracts that they believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC meets several times throughout the year to provide oversight regarding the investment performance of the sub-advisers, as well as the

Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”) related to the investment management and sub-advisory contract renewal process. The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained, including most recently in 2018, an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to

40

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Contracts were appropriate.

Fund Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-

41

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

affiliated Sub-Adviser related to their services to the Fund. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Fund Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2019, November 19, 2019, and/or November 21, 2019 meetings in relation to approving the Fund’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2019. In addition, the Board also considered at its October 9, 2019, November 19, 2019, and November 21, 2019 meetings certain additional data regarding the Fund’s more recent performance, and asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for Voya Floating Rate Fund, the Board considered that, based on performance data for the periods ended March 31, 2019: (1) the Fund is ranked in the third quintile of its Morningstar category for the five-year period, and the fourth quintile for the year-to-date, one-year and three-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the factors that impacted the Fund’s performance during certain periods, including the Fund’s more conservative positioning vis-à-vis the peer funds in its Morningstar category, including its strategy to avoid the lowest rated loans; (2) the challenge of comparing the Fund to the funds included in the Fund’s Morningstar category; and (3) its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy and to deliver long-term performance.

In considering the fees payable under the Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competiveness of the Fund’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is

42

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Contracts for the Fund for the year ending November 30, 2020. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

43

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
163061 (0320-052120)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended March 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended March 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for each respective audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $178,200 for the year ended March 31, 2020 and $165,325 for the year ended March 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended March 31, 2020 and $16,200 for the year ended March 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $15,325 for the year ended March 31, 2020 and $58,121 for the year ended March 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG,, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2020 and $0 for the year ended March 31, 2019.

(1) For the year ended March 31, 2020, KPMG billed $9,614 for Audit Fees.

(2) For the year ended March 31, 2020, KPMG billed $63,930 for Tax Fees.

(3) For the year ended March 31, 2020, KPMG billed $3,914 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2020 and March 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Funds Trust	$15,325	$74,321
Voya Investments, LLC(2)	$13,793,519	$72,250

(1) For the year ended March 31, 2020, KPMG billed the Registrant $67,844 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund and the Board of Trustees of Voya Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, Voya Short Term Bond Fund and Voya Strategic Income Opportunities Fund (the “Funds”) (five of the funds constituting Voya Funds Trust (the “Trust”)), including the summary portfolio of investments, as of March 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolio of investments as of March 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolio of investments present fairly, in all material respects, the financial position of the Funds (five of the funds constituting Voya Funds Trust) at March 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended March 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolio of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

May 26, 2020

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 49.3%
1,654,011		Fannie Mae 2004-28 PZ, 6.000%, 05/25/2034	$ 2,278,290	0.2
2,622,179		Fannie Mae 2004-88 ZC, 6.500%, 12/25/2034	3,314,216	0.3
7,989,880		Fannie Mae 2005-17 B, 6.500%, (US0001M + 6.500%), 03/25/2035	10,239,309	0.8
2,459,331		Fannie Mae 2005-43 PZ, 6.000%, 05/25/2035	2,943,807	0.2
1,223,456		Fannie Mae 2007-60 ZB, 4.750%, 05/25/2037	1,358,718	0.1
5,418,252	(1)	Fannie Mae 2010-150 PS, 5.653%, (-1.000*US0001M + 6.600%), 12/25/2039	409,869	0.0
6,122,620	(1)	Fannie Mae 2010-95 SB, 5.653%, (-1.000*US0001M + 6.600%), 09/25/2040	1,131,992	0.1
4,923,517		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	5,772,563	0.5
8,719,456	(1)	Fannie Mae 2012-148 HI, 3.500%, 05/25/2042	960,198	0.1
26,956,665	(1)	Fannie Mae 2012-148 IM, 3.000%, 01/25/2028	1,827,309	0.1
260,156	(2)	Fannie Mae REMIC Trust 2002-W1 3A, 4.033%, 04/25/2042	273,687	0.0
1,177,788	(2)	Fannie Mae REMIC Trust 2002-W6 3A, 4.428%, 01/25/2042	1,245,398	0.1
1,360,969		Fannie Mae REMIC Trust 2003-16 CX, 6.500%, 03/25/2033	1,612,199	0.1
3,113,787		Fannie Mae REMIC Trust 2003-34 LN, 5.000%, 05/25/2033	3,554,344	0.3
123,814		Fannie Mae REMIC Trust 2004-61 SH, 20.203%, (-3.998*US0001M + 23.988%), 11/25/2032	198,476	0.0
3,613,358	(2)	Fannie Mae REMIC Trust 2004-W11 2A, 4.194%, 03/25/2043	3,676,037	0.3
3,233,541		Fannie Mae REMIC Trust 2004-W3 A8, 5.500%, 05/25/2034	3,707,161	0.3
813,063	(1)	Fannie Mae REMIC Trust 2005-17 ES, 5.803%, (-1.000*US0001M + 6.750%), 03/25/2035	113,927	0.0
730,227		Fannie Mae REMIC Trust 2005-59 NQ, 14.508%, (-2.500*US0001M + 16.875%), 05/25/2035	937,070	0.1
768,484		Fannie Mae REMIC Trust 2005-88 ZC, 5.000%, 10/25/2035	877,499	0.1
200,467		Fannie Mae REMIC Trust 2006-115 ES, 22.774%, (-4.000*US0001M + 26.560%), 12/25/2036	328,954	0.0
1,446,301	(1)	Fannie Mae REMIC Trust 2006-36 SP, 5.753%, (-1.000*US0001M + 6.700%), 05/25/2036	265,117	0.0
4,087,781	(1)	Fannie Mae REMIC Trust 2006-79 SH, 5.503%, (-1.000*US0001M + 6.450%), 08/25/2036	1,036,546	0.1
324,954	(2)	Fannie Mae REMIC Trust 2009-12 LK, 10.079%, 03/25/2039	387,128	0.0
1,861,549		Fannie Mae REMIC Trust 2009-66 XA, 5.500%, 12/25/2035	2,399,083	0.2
5,069,928		Fannie Mae REMIC Trust 2010-155 JC, 4.000%, 12/25/2039	5,423,393	0.4
5,084,839		Fannie Mae REMIC Trust 2010-2 LC, 5.000%, 02/25/2040	6,076,082	0.5
1,767,407		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	1,991,714	0.2
7,287,686	(1)	Fannie Mae REMIC Trust 2012-128 VS, 5.303%, (-1.000*US0001M + 6.250%), 06/25/2042	1,156,662	0.1
5,564,506	(1)	Fannie Mae REMIC Trust 2012-142 BI, 3.000%, 11/25/2027	310,763	0.0
3,472,323	(1)	Fannie Mae REMIC Trust 2012-154 PI, 4.000%, 05/25/2042	407,081	0.0
2,674,096	(1)	Fannie Mae REMIC Trust 2012-68 SD, 5.753%, (-1.000*US0001M + 6.700%), 06/25/2032	518,157	0.0
3,457,000		Fannie Mae REMIC Trust 2012-97 PC, 3.500%, 09/25/2042	4,113,366	0.3
1,077,355	(1)	Fannie Mae REMIC Trust 2013-13 PI, 3.500%, 04/25/2042	113,728	0.0
3,214,111	(1)	Fannie Mae REMIC Trust 2013-54 ID, 3.000%, 01/25/2033	192,856	0.0
372,631		Fannie Mae REMICS 2004-89 ES, 11.476%, (-1.850*US0001M + 13.228%), 08/25/2034	386,445	0.0
5,113	(3)	Fannie Mae REMICS 2006-44 P, 0.000%, 12/25/2033	4,816	0.0
1,000,000		Fannie Mae REMICS 2010-87 PL, 4.000%, 06/25/2040	1,152,151	0.1
2,358,961		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,730,907	0.2
5,228,832	(1)	Fannie Mae REMICS 2012-137 EI, 3.000%, 12/25/2027	329,695	0.0
10,081,177		Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	11,281,635	0.9

See Accompanying Notes to Financial Statements

3

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,500,000		Fannie Mae REMICS 2012-40 MY, 3.500%, 04/25/2042	2,870,206	0.2
3,239,952	(3)	Fannie Mae REMICS 2013-135 PO, 0.000%, 01/25/2044	2,997,651	0.2
1,227,211		Fannie Mae REMICS 2013-55 VZ, 3.000%, 06/25/2043	1,279,060	0.1
18,038,564	(1)	Fannie Mae REMICS 2019-49 IG, 3.000%, 03/25/2033	1,333,080	0.1
5,699,532		Fannie Mae Series 2016-51 S, 4.973%, (-1.000*US0001M + 5.920%), 10/25/2043	6,282,559	0.5
2,571,308	(2)	Fannie Mae Trust 2004-W2 3A, 4.165%, 02/25/2044	2,700,134	0.2
2,488,326	(2)	Fannie Mae Trust 2004-W2 4A, 4.139%, 02/25/2044	2,606,967	0.2
1,857,332		Fannie Mae REMICS 2010-26 F, 1.717%, (US0001M + 0.770%), 11/25/2036	1,869,014	0.2
1,994,338		Fannie Mae REMICS 2010-39 FN, 1.777%, (US0001M + 0.830%), 05/25/2040	2,009,486	0.2
4,845,867		Fannie Mae REMICS 2017-22 DZ, 4.000%, 04/25/2047	5,712,027	0.4
2,649,939		Freddie Mac 3770 GA, 4.500%, 10/15/2040	3,163,990	0.3
2,850,574		Freddie Mac REMIC Trust 2005-S001 2A2, 1.777%, (US0001M + 0.150%), 09/25/2045	2,818,009	0.2
524,640		Freddie Mac REMIC Trust 2653 SC, 6.122%, (-0.500*US0001M + 6.800%), 07/15/2033	599,379	0.1
1,390,511		Freddie Mac REMIC Trust 2767 ZW, 6.000%, 03/15/2034	1,691,948	0.1
166,937		Freddie Mac REMIC Trust 3012 ST, 19.423%, (-3.600*US0001M + 21.960%), 04/15/2035	242,621	0.0
359,887		Freddie Mac REMIC Trust 3065 DC, 17.746%, (-3.000*US0001M + 19.860%), 03/15/2035	513,036	0.0
671,028		Freddie Mac REMIC Trust 3158 NE, 5.500%, 05/15/2036	784,087	0.1
4,592,523	(1)	Freddie Mac REMIC Trust 3181 TA, 0.500%, (-0.794*US0001M + 5.635%), 07/15/2036	95,701	0.0
377,804	(1)	Freddie Mac REMIC Trust 3507 IA, 5.500%, 09/15/2035	70,182	0.0
35,913	(1)	Freddie Mac REMIC Trust 3753 PS, 5.395%, (-1.000*US0001M + 6.100%), 06/15/2040	520	0.0
493,624		Freddie Mac REMIC Trust 3864 NT, 5.500%, (-9.167*US0001M + 60.500%), 03/15/2039	534,263	0.0
2,980,256		Freddie Mac REMIC Trust 3888 ZG, 4.000%, 07/15/2041	3,325,011	0.3
1,153,151	(1)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	63,211	0.0
3,135,844		Freddie Mac REMICS 3196 ZK, 6.500%, 04/15/2032	4,368,634	0.3
1,303,471		Freddie Mac REMICS 4097 ZA, 3.500%, 08/15/2042	1,412,009	0.1
6,573,000		Freddie Mac REMICS 4136 LU, 3.000%, 07/15/2032	6,921,408	0.5
1,252,765		Freddie Mac Series 4040 UZ, 5.000%, 05/15/2042	1,684,659	0.1
1,689,170	(2)	Freddie Mac Structured Pass-Through Certificates T-54 2A, 4.062%, 07/25/2033	1,769,914	0.1
1,101,151	(2)	Freddie Mac Structured Pass-Through Certificates T-54 4A, 4.122%, 02/25/2043	1,172,477	0.1
134,807	(1)	Freddie Mac-Ginnie Mae Series 21 SA, 7.053%, (-1.000*US0001M + 8.000%), 10/25/2023	13,929	0.0
969,345		Freddie Mac REMICS 3658 CZ, 5.000%, 04/15/2040	1,210,787	0.1
4,369,480		Freddie Mac REMICS 4249 CS, 3.633%, (-0.750*US0001M + 4.650%), 09/15/2043	4,352,639	0.3
6,648,772		Freddie Mac REMICS 4480 ZX, 4.000%, 11/15/2044	7,419,886	0.6
9,318,150		Freddie Mac REMICS 4764 CJ, 4.000%, 06/15/2045	9,810,699	0.8
6,473,979		Freddie Mac REMICS 4764 DA, 4.000%, 07/15/2045	6,806,902	0.5
1,301,531		Ginnie Mae 2004-65 ZG, 5.500%, 07/20/2034	1,504,681	0.1
5,342,518		Ginnie Mae 2009-110 ZA, 5.500%, 11/16/2039	6,877,507	0.5
742,950		Ginnie Mae 2009-32 QZ, 5.500%, 05/16/2039	960,098	0.1
575,105		Ginnie Mae 2009-32 YZ, 7.000%, 05/16/2039	821,417	0.1
3,261,044		Ginnie Mae 2009-50 MZ, 6.000%, 07/16/2039	4,036,642	0.3
725,715		Ginnie Mae 2009-54 HZ, 5.000%, 07/20/2039	835,985	0.1
1,893,215		Ginnie Mae 2009-H01 FA, 1.923%, (US0001M + 1.150%), 11/20/2059	1,910,773	0.2
2,000,000		Ginnie Mae 2010-116 PB, 5.000%, 06/16/2040	2,439,678	0.2
3,984,213		Ginnie Mae 2010-125 BZ, 4.500%, 09/16/2040	4,405,375	0.3

See Accompanying Notes to Financial Statements

4

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

5,054,853	(3)	Ginnie Mae 2011-70 PO, 0.000%, 05/16/2041	4,713,795	0.4
3,938,954	(1)	Ginnie Mae 2014-107 XS, 4.895%, (-1.000*US0001M + 5.600%), 07/16/2044	718,510	0.1
1,925,909	(1)	Ginnie Mae 2014-96 SQ, 4.895%, (-1.000*US0001M + 5.600%), 07/16/2044	338,237	0.0
3,385,962		Ginnie Mae 2015-H13 FG, 2.062%, (US0001M + 0.400%), 04/20/2065	3,345,010	0.3
22,052,580	(1)	Ginnie Mae 2016-120 IM, 3.500%, 07/20/2046	2,657,111	0.2
2,185,344	(1)	Ginnie Mae 2016-84 IO, 5.000%, 12/20/2040	138,999	0.0
19,988,807		Ginnie Mae 2016-H20 FB, 2.212%, (US0001M + 0.550%), 09/20/2066	19,758,764	1.5
2,890,000		Ginnie Mae 2017-162 PL, 3.000%, 10/20/2047	3,103,138	0.2
1,567,532	(1)	Ginnie Mae 2018-78 IC, 4.000%, 02/20/2047	200,263	0.0
3,566,566		Ginnie Mae Series 2003-86 ZC, 4.500%, 10/20/2033	3,957,979	0.3
131,889		Ginnie Mae Series 2004-16 AE, 5.500%, 02/20/2034	151,160	0.0
1,248,305		Ginnie Mae Series 2004-17 MZ, 5.500%, 03/16/2034	1,417,421	0.1
840,362		Ginnie Mae Series 2004-28 CZ, 5.500%, 04/20/2034	975,285	0.1
409,090	(3)	Ginnie Mae Series 2004-37 OA, 0.000%, 04/17/2034	386,502	0.0
3,164,192		Ginnie Mae Series 2004-4 MG, 5.000%, 01/16/2034	3,569,644	0.3
3,298,420		Ginnie Mae Series 2004-81 Z, 5.000%, 10/20/2034	3,720,057	0.3
1,276,279	(1)	Ginnie Mae Series 2004-98 SA, 5.927%, (-1.000*US0001M + 6.700%), 11/20/2034	323,818	0.0
1,110,414		Ginnie Mae Series 2005-21 Z, 5.000%, 03/20/2035	1,269,878	0.1
322,400	(1)	Ginnie Mae Series 2005-25 SI, 6.000%, (-6.000*US0001M + 43.200%), 01/20/2034	50,046	0.0
842,624	(1)	Ginnie Mae Series 2005-7 AH, 6.065%, (-1.000*US0001M + 6.770%), 02/16/2035	178,772	0.0
1,002,557	(1)	Ginnie Mae Series 2005-73 IM, 5.500%, 09/20/2035	186,087	0.0
578,838		Ginnie Mae Series 2005-80 Z, 5.000%, 10/20/2035	657,323	0.1
281,749		Ginnie Mae Series 2005-91 UP, 12.891%, (-2.000*US0001M + 14.300%), 09/16/2031	356,566	0.0
8,203,598		Ginnie Mae Series 2006-10 ZT, 6.000%, 03/20/2036	9,596,221	0.7
1,756,969		Ginnie Mae Series 2006-17 TW, 6.000%, 04/20/2036	2,052,975	0.2
9,140,135	(1)	Ginnie Mae Series 2006-26 TB, 0.250%, (-1.000*US0001M + 6.500%), 06/20/2036	87,411	0.0
2,882,752		Ginnie Mae Series 2006-7 ZA, 5.500%, 02/20/2036	3,342,063	0.3
1,959,919	(1)	Ginnie Mae Series 2007-17 CI, 7.500%, 04/16/2037	512,551	0.0
36,601		Ginnie Mae Series 2007-37 S, 22.716%, (-3.667*US0001M + 25.300%), 04/16/2037	39,735	0.0
2,047,956	(3)	Ginnie Mae Series 2007-41 OL, 0.000%, 07/20/2037	1,865,095	0.2
120,449		Ginnie Mae Series 2007-45 PE, 5.500%, 07/16/2037	138,685	0.0
368,869		Ginnie Mae Series 2007-48 SY, 18.136%, (-3.000*US0001M + 20.250%), 08/16/2037	544,333	0.1
2,208,882	(1)	Ginnie Mae Series 2007-53 SC, 5.727%, (-1.000*US0001M + 6.500%), 09/20/2037	545,244	0.1
65,210		Ginnie Mae Series 2007-53 SW, 17.886%, (-3.000*US0001M + 20.205%), 09/20/2037	97,558	0.0
1,222,671		Ginnie Mae Series 2007-60 YZ, 5.500%, 10/20/2037	1,381,648	0.1
2,932,573		Ginnie Mae Series 2008-20 PZ, 6.000%, 03/20/2038	3,556,196	0.3
648,609	(1)	Ginnie Mae Series 2008-3 SA, 5.777%, (-1.000*US0001M + 6.550%), 01/20/2038	157,367	0.0
1,284,493	(1)	Ginnie Mae Series 2008-40 PS, 5.795%, (-1.000*US0001M + 6.500%), 05/16/2038	267,694	0.0
2,891,421	(1)	Ginnie Mae Series 2008-82 SA, 5.227%, (-1.000*US0001M + 6.000%), 09/20/2038	629,297	0.1
5,627,237	(1)	Ginnie Mae Series 2009-110 SA, 5.645%, (-1.000*US0001M + 6.350%), 04/16/2039	656,802	0.1
795,315		Ginnie Mae Series 2009-110 ZC, 4.500%, 11/16/2039	956,691	0.1
1,697,272		Ginnie Mae Series 2009-121 ZQ, 5.500%, 09/20/2039	1,957,927	0.2
1,029,000		Ginnie Mae Series 2009-31 BP, 5.000%, 05/20/2039	1,250,281	0.1

See Accompanying Notes to Financial Statements

5

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,043,493		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	3,492,192	0.3
2,864,828		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	3,213,897	0.3
3,090,732		Ginnie Mae Series 2009-53 ZB, 6.000%, 07/16/2039	3,622,957	0.3
303,845	(1)	Ginnie Mae Series 2009-55 BI, 1.000%, (-25.000*US0001M + 162.500%), 06/16/2037	11,943	0.0
1,918,733		Ginnie Mae Series 2009-61 EZ, 7.500%, 08/20/2039	2,625,574	0.2
5,712,159		Ginnie Mae Series 2009-61 PZ, 7.500%, 08/20/2039	8,443,051	0.7
3,304,781		Ginnie Mae Series 2009-61 ZQ, 6.000%, 08/16/2039	4,390,383	0.3
1,921,601	(1)	Ginnie Mae Series 2009-66 QS, 5.327%, (-1.000*US0001M + 6.100%), 07/20/2039	256,522	0.0
1,016,935	(1)	Ginnie Mae Series 2009-77 SA, 5.445%, (-1.000*US0001M + 6.150%), 09/16/2039	217,893	0.0
3,558,459		Ginnie Mae Series 2009-77 ZB, 5.500%, 09/16/2039	4,255,724	0.3
1,002,849		Ginnie Mae Series 2009-87 WZ, 6.000%, 10/20/2039	1,382,828	0.1
606,810		Ginnie Mae Series 2009-92 DZ, 4.500%, 10/16/2039	726,312	0.1
1,429,368		Ginnie Mae Series 2009-98 MZ, 5.000%, 10/16/2039	1,787,507	0.1
2,249,719	(1)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	273,505	0.0
10,371,000		Ginnie Mae Series 2010-113 BE, 4.500%, 09/20/2040	12,155,233	0.9
1,846,270	(1)	Ginnie Mae Series 2010-116 NS, 5.945%, (-1.000*US0001M + 6.650%), 09/16/2040	381,346	0.0
187,225	(1)	Ginnie Mae Series 2010-130 KI, 5.500%, 09/16/2040	15,944	0.0
1,500,000		Ginnie Mae Series 2010-14 B, 4.500%, 02/16/2040	1,740,476	0.1
3,483,005		Ginnie Mae Series 2010-146 NL, 4.000%, 10/16/2039	3,748,985	0.3
1,475,393	(1)	Ginnie Mae Series 2010-158 SA, 5.277%, (-1.000*US0001M + 6.050%), 12/20/2040	274,904	0.0
20,065,715	(1)	Ginnie Mae Series 2010-166 GS, 5.227%, (-1.000*US0001M + 6.000%), 12/20/2040	3,602,998	0.3
1,862,755	(1)	Ginnie Mae Series 2010-166 NI, 4.500%, 04/20/2039	138,932	0.0
2,298,391		Ginnie Mae Series 2010-169 AW, 4.500%, 12/20/2040	2,541,525	0.2
3,776,934		Ginnie Mae Series 2010-169 JZ, 4.000%, 12/20/2040	4,118,489	0.3
512,740	(1)	Ginnie Mae Series 2010-19 LI, 5.000%, 07/16/2039	51,061	0.0
2,138,000		Ginnie Mae Series 2010-31 BP, 5.000%, 03/20/2040	2,445,509	0.2
2,123,551	(1)	Ginnie Mae Series 2010-4 WI, 6.000%, 01/16/2040	367,379	0.0
5,392,928		Ginnie Mae Series 2010-42 VZ, 5.500%, 10/20/2039	6,582,190	0.5
1,727,658		Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	1,951,516	0.2
200,363	(1)	Ginnie Mae Series 2010-9 SB, 5.727%, (-1.000*US0001M + 6.500%), 09/20/2038	1,972	0.0
4,804,941		Ginnie Mae Series 2010-H01 FA, 2.433%, (US0001M + 0.820%), 01/20/2060	4,794,949	0.4
10,754,397		Ginnie Mae Series 2010-H10 FB, 2.613%, (US0001M + 1.000%), 05/20/2060	10,774,606	0.8
6,819,211		Ginnie Mae Series 2010-H10 FC, 2.613%, (US0001M + 1.000%), 05/20/2060	6,830,569	0.5
398,556	(1)	Ginnie Mae Series 2011-123 QI, 5.000%, 05/20/2041	54,202	0.0
4,408,987	(1)	Ginnie Mae Series 2011-141 PS, 5.995%, (-1.000*US0001M + 6.700%), 06/16/2041	891,743	0.1
125,009		Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	141,933	0.0
292,444	(2)	Ginnie Mae Series 2011-169 BG, 5.435%, 04/16/2039	335,002	0.0
7,181,984		Ginnie Mae Series 2011-25 Z, 4.000%, 02/20/2041	7,995,395	0.6
1,863,394		Ginnie Mae Series 2011-59 QC, 4.000%, 12/20/2040	2,059,933	0.2
4,983,013	(1)	Ginnie Mae Series 2011-73 LS, 5.917%, (-1.000*US0001M + 6.690%), 08/20/2039	413,007	0.0
4,575,893		Ginnie Mae Series 2011-89 Z, 3.500%, 06/20/2041	5,000,394	0.4
1,224,221		Ginnie Mae Series 2011-H07 FA, 2.162%, (US0001M + 0.500%), 02/20/2061	1,216,012	0.1

See Accompanying Notes to Financial Statements

6

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,928,572	(1)	Ginnie Mae Series 2012-102 TI, 4.000%, 08/20/2039	64,640	0.0
2,610,529	(1)	Ginnie Mae Series 2012-103 IC, 3.500%, 08/16/2040	188,692	0.0
654,835	(1)	Ginnie Mae Series 2012-124 MI, 4.000%, 03/20/2042	47,722	0.0
7,530,599	(1)	Ginnie Mae Series 2012-146 AI, 3.000%, 10/20/2037	416,067	0.0
582,331	(1)	Ginnie Mae Series 2012-34 MS, 5.995%, (-1.000*US0001M + 6.700%), 04/16/2041	89,066	0.0
90,793		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	93,068	0.0
4,775,200	(1)	Ginnie Mae Series 2012-48 SA, 5.945%, (-1.000*US0001M + 6.650%), 04/16/2042	1,199,661	0.1
6,808,873	(1)	Ginnie Mae Series 2012-60 SG, 5.395%, (-1.000*US0001M + 6.100%), 05/16/2042	1,584,288	0.1
1,630,280	(1)	Ginnie Mae Series 2012-98 EI, 4.000%, 04/20/2041	188,673	0.0
2,045,229		Ginnie Mae Series 2012-H11 VA, 2.312%, (US0001M + 0.650%), 05/20/2062	2,026,367	0.2
21,029,088		Ginnie Mae Series 2012-H12 FB, 2.712%, (US0001M + 1.050%), 02/20/2062	21,086,828	1.6
3,000,025		Ginnie Mae Series 2012-H20 BA, 2.222%, (US0001M + 0.560%), 09/20/2062	2,979,919	0.2
7,000,000		Ginnie Mae Series 2013-147 BE, 4.000%, 12/20/2039	8,201,185	0.6
1,369,425		Ginnie Mae Series 2013-167 Z, 3.000%, 10/16/2043	1,480,838	0.1
1,900,000	(1)	Ginnie Mae Series 2013-186 UI, 2.500%, 11/20/2043	406,904	0.0
1,295,321	(1)	Ginnie Mae Series 2013-186 VI, 4.000%, 12/20/2042	139,451	0.0
6,375,186	(1)	Ginnie Mae Series 2013-20 LI, 4.500%, 12/16/2042	938,713	0.1
2,828,123	(1)	Ginnie Mae Series 2013-41 PI, 3.500%, 04/20/2040	131,891	0.0
2,641,648		Ginnie Mae Series 2013-H08 BF, 2.062%, (US0001M + 0.400%), 03/20/2063	2,610,412	0.2
3,569,215		Ginnie Mae Series 2013-H10 FT, 1.950%, (H15T1Y + 0.450%), 04/20/2063	3,545,614	0.3
5,299,933		Ginnie Mae Series 2013-H14 FC, 2.132%, (US0001M + 0.470%), 06/20/2063	5,251,972	0.4
952,018		Ginnie Mae Series 2013-H18 BA, 2.262%, (US0001M + 0.600%), 07/20/2063	945,184	0.1
3,170,800		Ginnie Mae Series 2013-H19 DF, 2.312%, (US0001M + 0.650%), 05/20/2063	3,148,134	0.3
2,953,654		Ginnie Mae Series 2013-H20 FB, 2.662%, (US0001M + 1.000%), 08/20/2063	2,958,172	0.2
3,843,874		Ginnie Mae Series 2013-H23 FA, 2.962%, (US0001M + 1.300%), 09/20/2063	3,871,835	0.3
530,485		Ginnie Mae Series 2013-H24 FB, 2.392%, (US0001M + 0.730%), 09/20/2063	528,774	0.0
2,793,200		Ginnie Mae Series 2014-115 EM, 4.000%, 08/20/2044	3,307,464	0.3
12,628,860		Ginnie Mae Series 2014-118 ZP, 4.000%, 08/20/2044	13,697,720	1.1
2,007,547	(1)	Ginnie Mae Series 2014-183 IM, 5.000%, 06/20/2035	349,097	0.0
3,251,655	(1)	Ginnie Mae Series 2014-30 ES, 4.227%, (-1.000*US0001M + 5.000%), 03/20/2040	490,591	0.0
10,371,041	(2)	Ginnie Mae Series 2015-10 Q, 2.315%, 10/20/2044	10,840,532	0.8
2,364,266	(1)	Ginnie Mae Series 2015-141 IX, 1.013%, (-0.714*US0001M + 2.142%), 06/20/2045	225,978	0.0
12,125,000		Ginnie Mae Series 2015-143 B, 3.500%, 04/20/2045	13,598,923	1.1
3,023,928	(1)	Ginnie Mae Series 2015-157 PI, 4.000%, 03/20/2044	332,039	0.0
8,914,528		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	9,502,306	0.7
3,974,858		Ginnie Mae Series 2015-H31 FT, 2.312%, (US0001M + 0.650%), 11/20/2065	3,995,295	0.3
13,346,878	(1)	Ginnie Mae Series 2016-145 IU, 3.500%, 10/20/2046	1,504,077	0.1
6,000,070	(2)	Ginnie Mae Series 2016-5 AB, 4.678%, 01/20/2046	6,813,728	0.5
8,841,663		Ginnie Mae Series 2016-H08 FT, 1.619%, (US0001M + 0.720%), 02/20/2066	8,795,458	0.7

See Accompanying Notes to Financial Statements

7

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

38,872,544		Ginnie Mae Series 2017-H23 FC, 2.112%, (US0001M + 0.450%), 11/20/2067	38,408,235	3.0
3,406,378		Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	3,614,004	0.3
2,025,085		Ginnie Mae Series 2019-29 AI, 5.000%, 07/20/2048	329,581	0.0
3,268,659		Ginnie Mae Series 2009-118 XZ, 5.000%, 12/20/2039	3,749,328	0.3
6,832,572		Ginnie Mae Series 2010-117 ZQ, 4.500%, 09/20/2040	8,189,625	0.6
7,529,368		Ginnie Mae Series 2011-69 HW, 4.000%, 04/20/2040	8,035,011	0.6
3,023,308		Ginnie Mae Series 2011-H03 FA, 2.162%, (US0001M + 0.500%), 01/20/2061	2,991,144	0.2
1,410,091	(1)	Ginnie Mae Series 2012-93 NS, 5.327%, (-1.000*US0001M + 6.100%), 07/20/2042	278,014	0.0
4,909,512		Ginnie Mae Series 2012-H08 FB, 2.262%, (US0001M + 0.600%), 03/20/2062	4,878,931	0.4
2,436,106		Ginnie Mae Series 2013-119 TZ, 3.000%, 08/20/2043	2,632,828	0.2
1,552,863	(1)	Ginnie Mae Series 2013-88 AI, 4.269%, (-1.000*US0001M + 5.850%), 06/20/2043	297,021	0.0
2,129,273	(1)	Ginnie Mae Series 2013-99 SK, 4.319%, (-1.000*US0001M + 5.900%), 07/20/2043	387,695	0.0
2,443,578		Ginnie Mae Series 2013-H02 FD, 2.002%, (US0001M + 0.340%), 12/20/2062	2,414,511	0.2
2,773,275	(1)	Ginnie Mae Series 2014-129 WS, 4.319%, (-1.000*US0001M + 5.900%), 09/20/2044	509,433	0.0
2,589,548	(1)	Ginnie Mae Series 2014-161 WS, 4.319%, (-1.000*US0001M + 5.900%), 11/20/2044	456,388	0.0
1,566,095		Ginnie Mae Series 2014-H21 FA, 2.312%, (US0001M + 0.650%), 10/20/2064	1,544,047	0.1
3,789,570		Ginnie Mae Series 2015-165 ZA, 3.500%, 07/20/2045	4,283,073	0.3
1,382,892		Ginnie Mae Series 2015-H26 FA, 2.182%, (US0001M + 0.520%), 10/20/2065	1,360,452	0.1
10,442,727	(1)	Ginnie Mae Series 2016-20 BS, 5.327%, (-1.000*US0001M + 6.100%), 02/20/2046	2,056,838	0.2
1,392,724		Ginnie Mae Series 2016-H11 FE, 2.512%, (US0001M + 0.850%), 04/20/2066	1,382,641	0.1
583,499		Ginnie Mae Series 2016-H20 FG, 2.362%, (US0001M + 0.700%), 08/20/2066	580,378	0.1
3,032,447		Ginnie Mae Series 2017-56 HM, 3.000%, 12/20/2046	3,218,456	0.3
5,590,494		Ginnie Mae Series 2019-1 Z, 4.000%, 01/20/2049	6,148,877	0.5
5,723,936		Ginnie Mae Series 2019-H05 FL, 2.142%, (US0001M + 0.480%), 03/20/2069	5,732,639	0.4
1,690,028		Vendee Mortgage Trust 2011-2 DZ, 3.750%, 10/15/2041	1,844,232	0.1

	Total Collateralized Mortgage Obligations
	(Cost $613,163,710)		641,373,880	49.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 75.2%
		Federal Home Loan Mortgage Corporation: 2.6%(4)
3,383,960		3.500%,07/01/2047	3,595,730	0.3
4,457,501		3.500%,12/01/2047	4,790,867	0.4
6,752,747		3.500%,03/01/2048	7,257,024	0.6
7,784,230		3.500%,11/01/2048	8,365,423	0.7
4,410,977		4.000%,07/01/2047	4,737,788	0.4
1,491,662		4.500%,08/01/2047	1,620,110	0.1
145,801		5.290%,10/01/2037	158,781	0.0
26,814		5.410%,07/01/2037	29,328	0.0
26,031		5.410%,08/01/2037	28,463	0.0
16,815		5.410%,08/01/2037	18,373	0.0
63,210		5.440%,01/01/2037	69,132	0.0
21,608		5.440%,02/01/2037	23,637	0.0
51,301		5.440%,04/01/2037	56,138	0.0
31,581		5.440%,09/01/2037	34,531	0.0
30,204		5.440%,02/01/2038	33,047	0.0
1,095		5.440%,06/01/2038	1,186	0.0
139,213		5.450%,12/01/2037	150,827	0.0
107,219		5.450%,12/01/2037	116,654	0.0
75,869		5.460%,05/01/2037	83,016	0.0
35,814		5.460%,08/01/2037	39,205	0.0
39,317		5.460%,01/01/2038	42,780	0.0
84,229		5.480%,08/01/2037	92,192	0.0
76,608		5.480%,10/01/2037	83,213	0.0
128,024		5.500%,08/01/2037	142,431	0.0
94,628		5.500%,11/01/2037	103,630	0.0
28,868		5.500%,04/01/2038	31,645	0.0
18,191		5.520%,10/01/2037	19,965	0.0
64,714		5.620%,12/01/2036	71,076	0.0
98,611		5.620%,03/01/2037	108,572	0.0
68,949		5.620%,08/01/2037	75,732	0.0
287,137		5.625%,12/01/2036	317,896	0.0
201,498		5.625%,01/01/2037	221,492	0.0
22,997		5.625%,02/01/2037	25,276	0.0
176,032		5.625%,03/01/2037	193,425	0.0
95,158		5.625%,06/01/2037	104,518	0.0
84,974		5.625%,07/01/2037	93,392	0.0
47,096		5.625%,02/01/2038	51,810	0.0
742,030		5.750%,09/01/2037	845,857	0.1
81,301		5.750%,10/01/2037	89,656	0.0
153,703		5.750%,11/01/2037	169,451	0.0
54,831		5.750%,12/01/2037	60,467	0.0

See Accompanying Notes to Financial Statements

8

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

99,462		6.090%,12/01/2037	110,265	0.0
7,557		7.500%,01/01/2030	8,930	0.0
8,664		8.000%,01/01/2030	8,699	0.0
			34,281,630	2.6

		Federal National Mortgage Association: 1.0%(4)
8,326,245		4.000%,07/01/2056	9,277,488	0.7
380,884		5.290%,09/01/2037	425,378	0.1
343,545		5.290%,09/01/2037	372,048	0.1
303,910		5.290%,11/01/2037	335,936	0.0
84,726		5.290%,12/01/2037	88,102	0.0
272,136		5.290%,04/01/2038	294,057	0.0
56,544		5.350%,04/01/2029	62,317	0.0
40,948		5.350%,09/01/2029	45,297	0.0
71,068		5.390%,05/01/2038	80,720	0.0
282,710		5.440%,08/01/2047	305,221	0.0
168,092		5.440%,08/01/2047	178,362	0.0
163,283		5.440%,08/01/2047	176,391	0.0
292,451		5.440%,08/01/2047	310,665	0.0
179,454		5.440%,09/01/2047	190,489	0.0
482,837		5.440%,10/01/2047	522,630	0.1
95,746		5.440%,05/01/2048	103,323	0.0
108,791		5.620%,12/01/2036	118,455	0.0
186,778		5.740%,08/01/2037	197,989	0.0
48,495		5.875%,06/01/2035	50,174	0.0
151,169		5.890%,07/01/2047	161,664	0.0
105,224		5.890%,08/01/2047	112,527	0.0
113,616		5.890%,10/01/2047	122,061	0.0
24,483		5.900%,09/01/2028	26,566	0.0
77,385		6.600%,07/01/2027	84,023	0.0
40,430		6.600%,09/01/2027	41,625	0.0
31,527		6.600%,11/01/2027	31,948	0.0
26,614		6.600%,06/01/2028	26,794	0.0
			13,742,250	1.0

		Government National Mortgage Association: 65.0%
160,796,000	(5)	3.000%,05/01/2043	169,884,060	13.1
2,071,571		3.000%,04/20/2045	2,228,626	0.2
428,533		3.000%,11/20/2045	456,378	0.1
388,601		3.000%,12/20/2045	412,418	0.0
340,961		3.000%,12/20/2045	364,330	0.0
117,860		3.000%,12/20/2045	124,987	0.0
403,277		3.000%,01/20/2046	430,304	0.0
2,543,522		3.000%,04/20/2046	2,725,152	0.2
3,980,702		3.000%,01/20/2050	4,225,079	0.3
3,800,314		3.000%,02/20/2050	4,030,032	0.3
2,160,400		3.500%,04/20/2043	2,313,818	0.2
2,612,141		3.500%,06/20/2045	2,809,597	0.2
8,619,840		3.500%,04/20/2046	9,195,551	0.7
9,768,654		3.500%,03/20/2047	10,456,007	0.8
1,993,883		3.500%,07/20/2047	2,148,898	0.2
2,012,695		3.500%,07/20/2047	2,144,161	0.2
54,438,715		3.500%,12/20/2047	58,383,665	4.5
16,729,559		3.500%,01/20/2048	17,923,250	1.4
11,742,654		3.500%,02/20/2048	12,568,980	1.0
6,511,395		3.500%,02/20/2048	7,035,811	0.6
23,362,155		3.500%,03/20/2048	25,128,567	1.9
13,918,958		3.500%,01/20/2050	14,740,197	1.1
4,802,122		3.750%,05/20/2042	5,167,950	0.4
4,585,701		3.750%,05/20/2042	4,941,162	0.4
108,957		4.000%,05/20/2033	117,406	0.0
23,509		4.000%,08/15/2033	25,019	0.0
37,609		4.000%,01/15/2034	40,093	0.0
22,143		4.000%,03/15/2034	23,579	0.0
1,266,708		4.000%,05/20/2034	1,356,640	0.1
1,438,989		4.000%,07/20/2034	1,542,258	0.1
1,032,414		4.000%,07/20/2034	1,106,635	0.1
133,872		4.000%,08/20/2035	142,735	0.0
168,224		4.000%,05/15/2040	179,299	0.0
2,000,938		4.000%,09/20/2040	2,159,890	0.2
2,873,840		4.000%,07/20/2041	3,200,255	0.3
10,318,141		4.000%,08/20/2042	11,266,593	0.9
453,914		4.000%,09/15/2042	485,378	0.1
1,896,856		4.000%,10/20/2043	2,054,881	0.2
2,947,336		4.000%,12/20/2044	3,188,583	0.3
2,854,262		4.000%,01/20/2045	3,089,579	0.3
828,017		4.000%,06/20/2045	904,058	0.1
3,717,460		4.000%,07/20/2045	4,058,834	0.3
4,505,970		4.000%,09/20/2045	4,919,362	0.4
365,768		4.000%,12/20/2045	391,536	0.0
713,836		4.000%,01/20/2046	768,236	0.1
6,065,313		4.000%,01/20/2046	6,542,248	0.5
195,086		4.000%,02/20/2046	211,916	0.0
4,666,416		4.000%,03/20/2046	5,043,207	0.4
2,426,412		4.000%,04/20/2046	2,632,977	0.2
1,060,692		4.000%,08/20/2046	1,145,322	0.1
9,400,019		4.000%,09/20/2047	10,043,782	0.8
26,206,658		4.000%,04/20/2048	28,226,191	2.2
2,406,449		4.000%,10/20/2049	2,562,165	0.2
21,505,884		4.000%,11/20/2049	22,905,393	1.8
27,330,842		4.000%,12/20/2049	29,307,714	2.3
13,197		4.500%,07/20/2036	14,082	0.0
11,048		4.500%,08/20/2036	11,778	0.0
1,049,059		4.500%,10/15/2039	1,176,370	0.1
595,575		4.500%,11/15/2039	667,648	0.1
691,221		4.500%,11/15/2039	775,120	0.1
208,453		4.500%,12/15/2039	233,711	0.0
563,909		4.500%,01/15/2040	625,599	0.1
73,975		4.500%,01/20/2040	79,829	0.0
2,205,347		4.500%,02/15/2040	2,445,242	0.2
494,921		4.500%,06/15/2040	546,082	0.1
92,594		4.500%,07/20/2040	99,873	0.0
396,822		4.500%,08/20/2040	427,961	0.0
1,305,468		4.500%,09/20/2041	1,440,744	0.1
25,819,882		4.500%,11/20/2049	27,698,804	2.1
32,819,105		4.500%,12/20/2049	35,100,889	2.7
754,086		4.750%,06/15/2029	830,814	0.1
185,869		4.750%,01/15/2030	204,503	0.0
357,220		4.750%,09/15/2034	393,638	0.0
26,288		5.000%,03/20/2024	28,353	0.0
1,036,666		5.000%,04/20/2030	1,124,299	0.1
197,293		5.000%,07/15/2033	214,184	0.0
70,390		5.000%,03/15/2034	77,597	0.0
62,487		5.000%,04/15/2034	67,691	0.0
70,466		5.000%,01/15/2035	76,252	0.0
165,616		5.000%,03/15/2035	179,562	0.0
19,056		5.000%,03/15/2035	20,919	0.0
289,611		5.000%,04/15/2035	323,500	0.0
66,060		5.000%,04/15/2035	73,325	0.0
51,446		5.000%,04/15/2035	55,757	0.0
30,945		5.000%,05/15/2035	34,782	0.0
83,029		5.000%,05/20/2035	92,273	0.0
418,252		5.000%,11/20/2035	464,624	0.1
207,790		5.000%,04/20/2036	230,966	0.0
147,159		5.000%,02/15/2038	159,537	0.0
44,524		5.000%,06/20/2038	46,316	0.0
40,541		5.000%,08/20/2038	43,409	0.0
180,544		5.000%,10/20/2038	190,704	0.0
32,043		5.000%,11/20/2038	33,160	0.0
208,131		5.000%,01/20/2039	219,363	0.0
170,385		5.000%,02/15/2039	184,797	0.0
227,239		5.000%,03/15/2039	247,764	0.0
195,793		5.000%,11/15/2039	212,433	0.0
786,354		5.000%,11/15/2039	892,196	0.1
897,526		5.000%,11/15/2039	1,017,881	0.1
145,400		5.000%,04/15/2040	160,454	0.0
872,758		5.000%,09/15/2040	973,709	0.1
955,698		5.000%,07/20/2041	1,058,025	0.1
28,366		5.250%,01/15/2024	30,871	0.0

See Accompanying Notes to Financial Statements

9

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

49,892		5.250%,06/15/2028	54,876	0.0
76,252		5.250%,06/15/2029	83,861	0.0
1,080,868		5.250%,01/20/2036	1,199,199	0.1
120,869		5.290%,07/20/2037	129,941	0.0
174,762		5.290%,08/20/2037	187,699	0.0
138,625		5.290%,08/20/2037	149,740	0.0
104,691		5.290%,09/20/2037	112,548	0.0
389,551		5.290%,09/20/2037	419,768	0.0
121,452		5.290%,01/20/2038	130,557	0.0
9,212		5.350%,01/15/2029	10,006	0.0
21,015		5.350%,01/20/2029	22,590	0.0
3,030		5.350%,02/20/2029	3,207	0.0
68,484		5.350%,04/20/2029	73,633	0.0
35,135		5.350%,06/20/2029	37,813	0.0
43,987		5.350%,10/20/2029	47,342	0.0
126,510		5.390%,05/15/2038	137,781	0.0
154,607		5.390%,08/20/2038	171,416	0.0
162,085		5.390%,09/15/2038	176,522	0.0
97,100		5.390%,02/15/2040	107,962	0.0
52,519		5.500%,08/15/2024	55,066	0.0
23,408		5.500%,08/20/2024	25,259	0.0
688		5.500%,04/20/2029	743	0.0
283,829		5.500%,09/15/2029	308,604	0.0
167,189		5.500%,10/15/2029	181,790	0.0
42,744		5.500%,12/20/2032	48,266	0.0
146,580		5.500%,08/20/2033	165,398	0.0
67,763		5.500%,11/20/2033	69,342	0.0
41,287		5.500%,12/20/2033	46,606	0.0
68,597		5.500%,03/20/2034	70,210	0.0
199,359		5.500%,04/20/2034	215,664	0.0
245,448		5.500%,04/20/2034	277,004	0.0
181,938		5.500%,06/20/2034	196,684	0.0
89,197		5.500%,06/20/2034	92,068	0.0
91,297		5.500%,07/20/2034	98,631	0.0
111,551		5.500%,01/20/2035	117,378	0.0
191,887		5.500%,05/15/2035	209,106	0.0
56,316		5.500%,05/20/2035	60,832	0.0
45,218		5.500%,06/20/2035	48,785	0.0
375,364		5.500%,07/15/2035	414,456	0.0
317,568		5.500%,08/15/2035	350,810	0.0
222,388		5.500%,09/20/2035	241,494	0.0
159,248		5.500%,04/15/2036	173,585	0.0
54,963		5.500%,06/20/2036	61,661	0.0
13,099		5.500%,06/20/2038	14,255	0.0
23,902		5.500%,08/20/2038	26,017	0.0
24,129		5.500%,09/20/2038	26,185	0.0
2,771		5.500%,10/20/2038	2,956	0.0
44,660		5.500%,11/20/2038	48,661	0.0
3,753		5.500%,12/20/2038	4,064	0.0
90,906		5.500%,01/15/2039	99,095	0.0
6,134		5.500%,01/20/2039	6,528	0.0
85,302		5.500%,03/20/2039	91,075	0.0
30,334		5.500%,06/15/2039	33,061	0.0
17,382		5.500%,06/20/2039	18,576	0.0
41,417		5.500%,10/20/2039	46,360	0.0
263,730		5.500%,09/15/2040	290,104	0.0
131,943		5.740%,08/20/2037	143,415	0.0
85,884		5.740%,09/20/2037	93,335	0.0
351,196		5.740%,09/20/2037	381,480	0.0
261,710		5.740%,09/20/2037	284,410	0.0
406,610		5.740%,10/20/2037	451,980	0.0
97,218		5.740%,04/20/2038	105,645	0.0
81,201		5.750%,11/15/2024	85,628	0.0
737,249		5.750%,07/15/2029	799,728	0.1
541,804		5.750%,08/15/2029	586,708	0.1
79,446		5.750%,11/15/2029	86,080	0.0
588,607		5.750%,11/15/2029	638,061	0.1
12,063		5.900%,03/20/2028	13,139	0.0
36,094		5.900%,05/20/2028	39,361	0.0
36,934		5.900%,09/20/2028	40,266	0.0
1,327,605		5.970%,11/15/2031	1,325,950	0.1
18,799		6.000%,01/20/2024	19,061	0.0
80,060		6.000%,10/15/2025	88,845	0.0
166,844		6.000%,04/15/2026	180,817	0.0
41,586		6.000%,10/20/2027	45,455	0.0
149,672		6.000%,05/15/2029	163,845	0.0
165,152		6.000%,07/15/2029	180,304	0.0
76,604		6.000%,10/20/2034	87,513	0.0
158,615		6.000%,03/15/2037	180,516	0.0
14,541		6.000%,05/20/2038	15,742	0.0
111,588		6.000%,08/20/2038	121,180	0.0
16,501		6.000%,09/20/2038	17,907	0.0
55,834		6.000%,10/20/2038	66,322	0.0
75,048		6.000%,11/15/2038	83,050	0.0
79,161		6.000%,12/15/2038	87,605	0.0
163,074		6.000%,12/15/2038	180,718	0.0
360,313		6.000%,08/15/2039	400,138	0.0
327,040		6.000%,08/15/2039	366,704	0.0
30,915		6.490%,01/15/2028	34,121	0.0
27,759		6.500%,07/20/2029	32,232	0.0
49,477		6.500%,07/20/2032	51,123	0.0
135,384		6.500%,02/15/2034	148,399	0.0
421		6.500%,09/20/2034	452	0.0
9,379		7.500%,08/20/2027	10,948	0.0
229,500,000	(5)	2.500%,05/01/2050	239,450,978	18.4
			845,370,135	65.0

		Uniform Mortgage-Backed Securities: 6.6%
5,294,101		2.500%,04/01/2050	5,496,562	0.4
20,433,246		3.000%,10/01/2049	21,465,058	1.7
4,135,536		3.000%,12/01/2049	4,342,394	0.4
9,411,067		3.500%,12/01/2047	10,001,412	0.8
8,548,233		3.500%,05/01/2048	9,081,498	0.7
11,190,884		4.000%,05/01/2042	12,200,919	1.0
1,286,980		4.000%,05/01/2045	1,394,148	0.1
3,930,382		4.000%,06/01/2048	4,200,524	0.3
8,698,282		4.000%,03/01/2049	9,285,687	0.7
492,994		4.250%,08/01/2035	533,753	0.1
259,703		4.750%,11/01/2034	281,050	0.0
464,430		4.750%,11/01/2034	508,590	0.1
364,657		4.750%,02/01/2035	398,252	0.0
630,337		4.750%,04/01/2035	694,780	0.1
574,009		4.750%,05/01/2035	629,482	0.1
135,285		4.750%,07/01/2035	145,872	0.0
823,249		4.750%,07/01/2035	910,177	0.1
139,846		5.000%,02/01/2033	151,363	0.0
100,353		5.000%,07/01/2033	108,577	0.0
87,278		5.000%,03/01/2036	94,349	0.0
281,838		5.000%,05/01/2036	306,736	0.0
97,130		5.030%,05/01/2037	105,127	0.0
150,763		5.030%,09/01/2037	163,042	0.0
49,557		5.155%,11/01/2036	53,846	0.0
164,692		5.155%,01/01/2037	178,833	0.0
146,912		5.250%,04/01/2032	160,340	0.0
74,411		5.250%,04/01/2032	81,059	0.0
27,987		5.280%,11/01/2036	30,481	0.0
130,069		5.280%,11/01/2036	141,763	0.0
47,239		5.280%,01/01/2037	51,432	0.0
205,017		5.290%,08/01/2037	223,532	0.0
334,267		5.290%,09/01/2037	364,988	0.0
76,969		5.290%,09/01/2037	83,931	0.0
54,192		5.300%,09/01/2036	59,033	0.0
22,338		5.300%,10/01/2036	24,358	0.0
32,220		5.300%,10/01/2036	35,101	0.0
91,540		5.300%,12/01/2036	99,675	0.0
125,071		5.300%,12/01/2036	136,244	0.0
69,237		5.300%,02/01/2037	75,446	0.0
83,372		5.300%,05/01/2037	90,924	0.0
336,432		5.300%,08/01/2037	369,691	0.0
132,952		5.390%,12/01/2037	145,201	0.0

See Accompanying Notes to Financial Statements

10

Voya GNMA Income Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

267,154		5.405%,11/01/2036	292,659	0.0
238,875		5.405%,02/01/2037	261,288	0.0
97,204		5.740%,07/01/2037	107,140	0.0
133,250		5.740%,08/01/2037	146,974	0.0
16,140		7.500%,05/01/2028	16,193	0.0
			85,729,484	6.6

	Total U.S. Government Agency Obligations
	(Cost $952,752,838)		979,123,499	75.2

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
256,646	(2)	Fannie Mae Grantor Trust 2003-T4 2A6, 4.625%, 07/26/2033	281,002	0.0
97,628	(2)	Fannie Mae REMIC Trust 2001-W4 AF6, 5.610%, 01/25/2032	105,578	0.0
46,522	(2)	Fannie Mae REMIC Trust 2002-W12 AF6, 5.066%, 02/25/2033	48,232	0.0
59,160	(2)	Fannie Mae REMIC Trust 2002-W2 AF6, 6.483%, 05/25/2032	63,354	0.0
2,150,205		Fannie Mae Grantor Trust 2001-T9 A1, 1.167%, (US0001M + 0.220%), 09/25/2031	2,116,968	0.2

	Total Asset-Backed Securities
	(Cost $2,590,858)		2,615,134	0.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 0.2%
456,250	(2)	Ginnie Mae 2004-23 Z, 5.547%, 03/16/2044	501,503	0.0
6,103,899	(1),(2)	Ginnie Mae 2006-67 IO, 0.533%, 11/16/2046	20,030	0.0
622,506	(2)	Ginnie Mae 2007-52 Z, 4.350%, 01/16/2048	675,499	0.1
652,613		Ginnie Mae 2008-39 Z, 4.500%, 02/16/2048	693,691	0.1
236,711	(1),(2)	Ginnie Mae 2008-45 IO, 0.852%, 02/16/2048	451	0.0
436,729	(2)	Ginnie Mae 2009-115 D, 4.593%, 01/16/2050	457,014	0.0
2,341,969	(1),(2)	Ginnie Mae 2010-122 IO, 0.297%, 02/16/2044	9,531	0.0
63,497	(1),(2)	Ginnie Mae 2010-123 IA, 2.050%, 10/16/2052	859	0.0
20,811,598	(1),(2)	Ginnie Mae 2011-47 IO, 0.081%, 01/16/2051	52,857	0.0
232,222	(2)	Ginnie Mae 2011-53 B, 3.924%, 05/16/2051	238,498	0.0

	Total Commercial Mortgage-Backed Securities
	(Cost $2,893,943)		2,649,933	0.2

	Total Long-Term Investments
	(Cost $1,571,401,349)		1,625,762,446	124.9

SHORT-TERM INVESTMENTS: 5.0%
		U.S. Treasury Bills: 5.0%
58,000,000	(6)	United States Treasury Bill, 0.030%, 04/28/2020	57,998,586	4.5
6,301,000	(6)	United States Treasury Bill, 0.060%, 04/07/2020	6,300,933	0.5

	Total U.S. Treasury Bills

	Total Short-Term Investments
	(Cost $64,298,746)		64,299,519	5.0

	Total Investments in Securities (Cost $1,635,700,095)		$ 1,690,061,965	129.9
	Liabilities in Excess of Other Assets		(388,638,922)	(29.9)
	Net Assets		$ 1,301,423,043	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2020.
(3)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Settlement is on a when-issued or delayed-delivery basis.
(6)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2020.

Reference Rate Abbreviations:
H15T1Y	U.S. Treasury 1-Year Constant Maturity
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements

11

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.8%
		Basic Materials: 5.1%
1,510,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	$ 1,477,905	0.3
1,400,000		CF Industries, Inc., 5.375%, 03/15/2044	1,344,462	0.3
315,000	(2)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	245,700	0.0
1,760,000	(1)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	1,565,300	0.3
1,175,000	(1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	1,067,252	0.2
1,200,000	(1)	Constellium SE, 5.750%, 05/15/2024	1,081,614	0.2
500,000	(1),(2)	Constellium SE, 5.875%, 02/15/2026	438,787	0.1
750,000	(1)	Constellium SE, 6.625%, 03/01/2025	680,602	0.1
1,185,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	990,962	0.2
1,500,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,425,908	0.3
2,600,000		Freeport-McMoRan, Inc., 4.125%, 03/01/2028	2,285,764	0.5
350,000		Freeport-McMoRan, Inc., 4.250%, 03/01/2030	305,393	0.1
1,475,000		Hecla Mining Co., 7.250%, 02/15/2028	1,298,738	0.3
2,225,000	(1)	Novelis Corp., 5.875%, 09/30/2026	2,199,040	0.5
1,250,000	(1)	OCI NV, 5.250%, 11/01/2024	1,093,750	0.2
2,100,000	(1)	OCI NV, 6.625%, 04/15/2023	1,932,000	0.4
1,100,000		Olin Corp., 5.125%, 09/15/2027	990,586	0.2
1,950,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	1,956,908	0.4
1,135,000	(1)	SPCM SA, 4.875%, 09/15/2025	1,081,053	0.2
1,875,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	1,701,703	0.3
			25,163,427	5.1

		Communications: 22.9%
1,400,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	1,467,270	0.3
1,375,000	(1),(2)	Altice Finco SA, 7.625%, 02/15/2025	1,318,274	0.3
1,625,000		AMC Networks, Inc., 4.750%, 08/01/2025	1,590,477	0.3
1,600,000	(1)	Block Communications, Inc., 4.875%, 03/01/2028	1,497,000	0.3
2,275,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	2,099,899	0.4
1,325,000		Cablevision Systems Corp., 5.875%, 09/15/2022	1,345,325	0.3
2,725,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	2,757,754	0.6
1,250,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,261,950	0.3
1,600,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	1,631,308	0.3
2,700,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	2,743,065	0.6
355,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	348,193	0.1
750,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.750%, 03/01/2030	752,287	0.2
1,125,000		CenturyLink, Inc., 5.625%, 04/01/2020	1,125,000	0.2
675,000		CenturyLink, Inc., 5.625%, 04/01/2025	682,590	0.1
675,000		CenturyLink, Inc., 5.800%, 03/15/2022	684,895	0.1
1,600,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	1,386,008	0.3
2,675,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	2,468,222	0.5
300,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	262,522	0.1
2,075,000	(1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	1,722,250	0.4
1,775,000	(2)	Consolidated Communications, Inc., 6.500%, 10/01/2022	1,566,437	0.3
3,275,000	(2)	CSC Holdings LLC, 5.250%, 06/01/2024	3,303,640	0.7
2,245,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	2,337,758	0.5
1,195,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,209,591	0.2
825,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	884,720	0.2
1,675,000	(1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	1,508,542	0.3
900,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	736,328	0.2
2,075,000	(1),(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	1,399,172	0.3
625,000		DISH DBS Corp., 5.000%, 03/15/2023	604,700	0.1
1,575,000		DISH DBS Corp., 5.875%, 07/15/2022	1,542,177	0.3

See Accompanying Notes to Financial Statements

12

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,900,000		DISH DBS Corp., 5.875%, 11/15/2024	1,862,161	0.4
1,625,000		Embarq Corp., 7.995%, 06/01/2036	1,617,403	0.3
1,325,000	(1),(2)	Entercom Media Corp., 7.250%, 11/01/2024	1,117,962	0.2
2,810,000	(1)	Front Range BidCo, Inc., 6.125%, 03/01/2028	2,685,306	0.5
925,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	917,443	0.2
1,900,000	(1),(2)	Gray Television, Inc., 5.125%, 10/15/2024	1,847,759	0.4
1,200,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	1,200,660	0.2
1,050,000	(1)	GTT Communications, Inc., 7.875%, 12/31/2024	685,125	0.1
1,500,000	(2)	Hughes Satellite Systems Corp., 6.625%, 08/01/2026	1,532,186	0.3
525,000	(1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	460,399	0.1
2,075,000	(2)	iHeartCommunications, Inc., 8.375%, 05/01/2027	1,778,171	0.4
1,915,000	(1),(2)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	1,217,854	0.2
1,775,000		Intelsat Luxembourg SA, 8.125%, 06/01/2023	377,187	0.1
935,000	(1)	Lamar Media Corp., 3.750%, 02/15/2028	883,463	0.2
370,000	(1)	Lamar Media Corp., 4.000%, 02/15/2030	346,875	0.1
2,025,000	(1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	2,005,864	0.4
975,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	964,026	0.2
1,100,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	1,105,418	0.2
755,000	(1)	Match Group, Inc., 4.125%, 08/01/2030	679,028	0.1
1,600,000	(1)	MDC Partners, Inc., 6.500%, 05/01/2024	1,212,000	0.2
1,225,000	(1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	1,196,528	0.2
375,000	(1),(2)	Netflix, Inc., 4.875%, 06/15/2030	382,763	0.1
2,375,000		Netflix, Inc., 5.875%, 11/15/2028	2,554,431	0.5
1,475,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	1,397,555	0.3
1,675,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	1,646,609	0.3
1,650,000	(1)	Altice France SA/France, 7.375%, 05/01/2026	1,675,658	0.3
405,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	345,685	0.1
975,000	(1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	995,655	0.2
2,550,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	2,602,148	0.5
1,050,000	(1),(2)	Sprint Corp., 7.250%, 02/01/2028	1,059,188	0.2
2,375,000		Sprint Communications, Inc., 6.000%, 11/15/2022	2,484,108	0.5
5,025,000		Sprint Corp., 7.125%, 06/15/2024	5,552,550	1.1
2,075,000		Sprint Corp., 7.625%, 03/01/2026	2,360,001	0.5
750,000		Sprint Nextel Corp., 6.875%, 11/15/2028	860,813	0.2
355,000	(1)	TEGNA, Inc., 4.625%, 03/15/2028	313,953	0.1
1,575,000	(1)	TEGNA, Inc., 5.000%, 09/15/2029	1,423,406	0.3
1,025,000		Telecom Italia Capital SA, 6.000%, 09/30/2034	1,021,892	0.2
1,225,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,250,174	0.3
1,475,000	(1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	1,424,186	0.3
2,075,000	(1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	1,758,563	0.4
2,200,000		T-Mobile USA, Inc., 5.125%, 04/15/2025	2,265,868	0.5
2,650,000		T-Mobile USA, Inc., 5.375%, 04/15/2027	2,747,964	0.6
1,525,000	(1),(2)	Townsquare Media, Inc., 6.500%, 04/01/2023	1,477,336	0.3
1,600,000	(2),(3)	ViacomCBS, Inc., 6.250%, 02/28/2057	1,384,520	0.3
1,675,000	(1)	ViaSat, Inc., 5.625%, 09/15/2025	1,576,435	0.3
400,000	(1),(2)	ViaSat, Inc., 5.625%, 04/15/2027	397,220	0.1
1,350,000	(1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	1,357,493	0.3
950,000	(1),(2)	Ziggo Bond Co. BV, 5.125%, 02/28/2030	936,344	0.2
475,000	(1),(2)	Ziggo BV, 4.875%, 01/15/2030	465,929	0.1
			111,648,619	22.9

		Consumer, Cyclical: 16.2%
3,900,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	3,748,855	0.8
1,080,000	(1)	Adams Homes, Inc., 7.500%, 02/15/2025	1,039,500	0.2
1,475,000	(1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	1,021,327	0.2
1,505,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,485,386	0.3
2,745,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	1,158,301	0.2
1,450,000	(1)	American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/2028	1,327,547	0.3
900,000	(1)	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	771,750	0.2
1,120,000	(1)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	960,400	0.2
375,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	299,062	0.1

See Accompanying Notes to Financial Statements

13

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,000,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	808,745	0.2
2,025,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	1,477,642	0.3
1,215,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	1,005,412	0.2
1,145,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	1,040,513	0.2
1,405,000	(1),(2)	Cedar Fair L.P., 5.250%, 07/15/2029	1,195,023	0.2
2,225,000		Century Communities, Inc., 5.875%, 07/15/2025	1,925,771	0.4
350,000	(1),(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	323,311	0.1
1,575,000	(1)	Core & Main L.P., 6.125%, 08/15/2025	1,476,515	0.3
2,500,000		Dana, Inc., 5.500%, 12/15/2024	2,203,137	0.4
950,000		Delta Air Lines, Inc., 2.900%, 10/28/2024	762,716	0.2
1,000,000		Ford Motor Credit Co. LLC, 4.250%, 09/20/2022	942,200	0.2
1,100,000		Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	943,250	0.2
750,000		Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	660,000	0.1
1,000,000		Ford Motor Credit Co. LLC, 5.584%, 03/18/2024	932,500	0.2
1,215,000	(1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	810,548	0.2
2,275,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	1,449,994	0.3
2,600,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	2,427,763	0.5
1,125,000	(1)	IAA, Inc., 5.500%, 06/15/2027	1,094,681	0.2
1,500,000	(1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,441,564	0.3
900,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	832,365	0.2
1,465,000	(1),(2)	International Game Technology PLC, 6.500%, 02/15/2025	1,307,307	0.3
2,850,000		L Brands, Inc., 6.750%, 07/01/2036	2,074,230	0.4
425,000		Lennar Corp., 8.375%, 01/15/2021	435,072	0.1
1,925,000		Lennar Corp., 5.250%, 06/01/2026	1,931,242	0.4
540,000		Lennar Corp., 5.375%, 10/01/2022	555,355	0.1
1,475,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	1,269,319	0.3
1,350,000	(1)	M/I Homes, Inc., 4.950%, 02/01/2028	1,155,937	0.2
525,000		M/I Homes, Inc., 5.625%, 08/01/2025	474,466	0.1
250,000		Mattel, Inc., 5.450%, 11/01/2041	200,076	0.0
2,025,000	(1),(2)	Mattel, Inc., 5.875%, 12/15/2027	2,076,739	0.4
1,175,000		Meritage Homes Corp., 5.125%, 06/06/2027	1,114,537	0.2
1,275,000		Meritage Homes Corp., 7.000%, 04/01/2022	1,285,756	0.3
327,000	(2)	MGM Resorts International, 5.500%, 04/15/2027	299,385	0.1
837,000	(2)	MGM Resorts International, 5.750%, 06/15/2025	755,367	0.2
1,175,000		MGM Resorts International, 6.000%, 03/15/2023	1,141,225	0.2
1,350,000	(1),(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	1,006,492	0.2
1,300,000	(1),(2)	Motion Bondco DAC, 6.625%, 11/15/2027	942,500	0.2
1,350,000		Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,273,117	0.3
450,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	444,754	0.1
1,450,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	1,216,195	0.2
1,475,000	(1),(2)	Penn National Gaming, Inc., 5.625%, 01/15/2027	1,106,858	0.2
1,300,000	(1)	Performance Food Group, Inc., 5.500%, 10/15/2027	1,215,598	0.2
1,075,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	1,066,938	0.2
2,825,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	2,682,337	0.5
1,150,000	(1),(2)	Scientific Games International, Inc., 5.000%, 10/15/2025	1,009,125	0.2
800,000		Scientific Games International, Inc., 6.625%, 05/15/2021	645,040	0.1
750,000	(1)	Scientific Games International, Inc., 7.000%, 05/15/2028	465,413	0.1
800,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	516,586	0.1
2,000,000		Sonic Automotive, Inc., 6.125%, 03/15/2027	1,777,085	0.4
965,000	(1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	875,738	0.2
675,000	(1)	Station Casinos LLC, 4.500%, 02/15/2028	551,813	0.1
1,825,000	(1),(2)	Station Casinos LLC, 5.000%, 10/01/2025	1,533,566	0.3
1,175,000	(1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	1,059,213	0.2
1,975,000	(2)	Tempur Sealy International, Inc., 5.500%, 06/15/2026	1,739,383	0.4

See Accompanying Notes to Financial Statements

14

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

825,000	(2)	Tenneco, Inc., 5.000%, 07/15/2026	523,937	0.1
1,200,000	(1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	1,098,660	0.2
1,950,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	1,151,787	0.2
450,000	(1)	VOC Escrow Ltd., 5.000%, 02/15/2028	331,515	0.1
1,400,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	1,351,746	0.3
500,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	500,623	0.1
1,575,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	1,514,363	0.3
			79,242,173	16.2

		Consumer, Non-cyclical: 19.6%
435,000		Acadia Healthcare Co., Inc., 5.125%, 07/01/2022	418,280	0.1
960,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	910,699	0.2
200,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	196,251	0.0
725,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	723,187	0.1
1,625,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,662,944	0.3
2,150,000		Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	2,198,310	0.4
1,050,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	1,033,597	0.2
1,900,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	1,803,798	0.4
1,400,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	1,338,399	0.3
3,800,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	3,992,090	0.8
1,475,000	(1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	1,390,187	0.3
375,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	381,208	0.1
1,025,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	1,016,036	0.2
1,100,000	(1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	1,146,805	0.2
1,375,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	1,318,274	0.3
1,425,000	(1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	1,390,159	0.3
350,000	(1)	Centene Corp., 3.375%, 02/15/2030	326,812	0.1
2,400,000	(1)	Centene Corp., 4.625%, 12/15/2029	2,425,320	0.5
1,100,000		Centene Corp., 4.750%, 01/15/2025	1,120,630	0.2
925,000	(1)	Centene Corp., 4.750%, 01/15/2025	942,348	0.2
700,000	(1)	Centene Corp., 5.375%, 06/01/2026	724,962	0.1
730,000	(1)	Chobani LLC / Chobani Finance Corp., Inc., 7.500%, 04/15/2025	669,753	0.1
2,050,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	1,961,594	0.4
1,900,000	(1)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	1,771,750	0.4
1,575,000	(1),(2)	Cott Holdings, Inc., 5.500%, 04/01/2025	1,537,602	0.3
1,250,000		DaVita, Inc., 5.125%, 07/15/2024	1,254,069	0.3
1,300,000	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	894,959	0.2
2,850,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	2,643,289	0.5
1,910,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,888,116	0.4
1,000,000		HCA, Inc., 3.500%, 09/01/2030	911,371	0.2
4,500,000		HCA, Inc., 5.375%, 02/01/2025	4,606,853	0.9
825,000		HCA, Inc., 5.625%, 09/01/2028	868,106	0.2
760,000	(1)	Hertz Corp./The, 6.000%, 01/15/2028	403,218	0.1
800,000	(1)	Hertz Corp./The, 7.125%, 08/01/2026	423,340	0.1
112,000	(1)	Hertz Corp./The, 7.625%, 06/01/2022	91,560	0.0
1,275,000	(1)	Hertz Corp., 5.500%, 10/15/2024	724,895	0.1
1,250,000	(1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	1,241,928	0.3
2,125,000	(1)	Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 08/01/2023	2,178,061	0.4
1,675,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	1,702,219	0.3
1,200,000	(1),(2)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	1,287,660	0.3
1,250,000	(1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	1,297,563	0.3
1,510,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,526,044	0.3
2,000,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	1,813,248	0.4
4,275,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	4,278,857	0.9
1,525,000		Kraft Heinz Foods Co., 5.000%, 06/04/2042	1,452,117	0.3
1,825,000	(1)	LifePoint Health, Inc., 4.375%, 02/15/2027	1,732,838	0.4

See Accompanying Notes to Financial Statements

15

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,875,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	1,866,263	0.4
2,600,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	2,281,578	0.5
1,200,000		New Albertsons L.P., 7.450%, 08/01/2029	1,174,251	0.2
1,250,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	1,253,219	0.3
1,075,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	1,087,099	0.2
1,100,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	1,102,145	0.2
650,000	(1),(2),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	508,612	0.1
3,675,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	3,759,709	0.8
2,200,000	(1)	Select Medical Corp., 6.250%, 08/15/2026	2,212,111	0.5
2,150,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	2,026,311	0.4
1,300,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	1,238,250	0.3
2,700,000		Tenet Healthcare Corp., 6.750%, 06/15/2023	2,507,639	0.5
575,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	546,446	0.1
1,025,000	(2)	Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	1,013,464	0.2
1,625,000		United Rentals North America, Inc., 4.875%, 01/15/2028	1,585,269	0.3
635,000		United Rentals North America, Inc., 5.250%, 01/15/2030	638,334	0.1
1,125,000		United Rentals North America, Inc., 5.500%, 07/15/2025	1,109,537	0.2
1,325,000		United Rentals North America, Inc., 6.500%, 12/15/2026	1,352,229	0.3
1,325,000	(1)	Vizient, Inc., 6.250%, 05/15/2027	1,333,556	0.3
1,600,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	1,406,672	0.3
			95,624,000	19.6

		Energy: 4.1%
725,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	505,687	0.1
450,000	(1),(2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	322,680	0.1
1,145,000	(1)	Baytex Energy Corp., 8.750%, 04/01/2027	445,405	0.1
330,550	(1)	Calfrac Holdings L.P., 10.875%, 03/15/2026	99,165	0.0
1,700,000		Callon Petroleum Co., 6.250%, 04/15/2023	416,449	0.1
1,844,000	(2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,069,575	0.2
825,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	467,325	0.1
2,200,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	2,158,761	0.4
950,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	138,040	0.0
2,125,000	(1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	2,087,812	0.4
700,000	(1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	494,585	0.1
1,153,000	(1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	822,126	0.2
1,355,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	846,875	0.2
1,460,000		Montage Resources Corp., 8.875%, 07/15/2023	996,406	0.2
1,405,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	419,452	0.1
750,000		Murphy Oil Corp., 5.875%, 12/01/2027	394,913	0.1
1,050,000		Murphy Oil Corp., 5.750%, 08/15/2025	568,423	0.1
525,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	130,485	0.0
500,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	355,275	0.1
2,725,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	1,699,147	0.3
500,000		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	487,208	0.1
45,000		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	39,322	0.0
45,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	37,734	0.0
1,550,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	816,800	0.2
340,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.500%, 03/01/2030	265,625	0.1

See Accompanying Notes to Financial Statements

16

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

625,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	537,500	0.1
1,185,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	962,813	0.2
2,125,000		Transocean, Inc., 6.800%, 03/15/2038	505,325	0.1
1,150,000	(1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	972,383	0.2
600,000		WPX Energy, Inc., 4.500%, 01/15/2030	328,050	0.1
1,300,000		WPX Energy, Inc., 5.250%, 10/15/2027	722,215	0.1
			20,113,561	4.1

		Financial: 5.4%
255,000	(1)	AG Issuer LLC, 6.250%, 03/01/2028	216,113	0.0
2,025,000		Ally Financial, Inc., 5.750%, 11/20/2025	1,996,043	0.4
1,225,000	(1)	Altice France Holding SA, 6.000%, 02/15/2028	1,086,796	0.2
2,375,000	(1)	Altice France Holding SA, 10.500%, 05/15/2027	2,517,500	0.5
225,000		CIT Group, Inc., 5.250%, 03/07/2025	220,782	0.1
775,000		CIT Group, Inc., 6.125%, 03/09/2028	735,120	0.2
1,850,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	1,565,572	0.3
1,005,000	(1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	796,432	0.2
2,975,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	2,828,100	0.6
1,585,000	(3)	JPMorgan Chase & Co., 4.600%, 12/31/2199	1,389,173	0.3
1,250,000	(1)	LPL Holdings, Inc., 4.625%, 11/15/2027	1,152,650	0.2
1,775,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,715,103	0.4
675,000		MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	624,797	0.1
1,625,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	1,588,559	0.3
450,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	439,313	0.1
600,000	(2)	Navient Corp., 5.000%, 03/15/2027	520,320	0.1
925,000		Navient Corp., 7.250%, 09/25/2023	913,410	0.2
1,875,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	1,846,439	0.4
1,200,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	1,124,100	0.2
1,575,000	(1),(2)	SBA Communications Corp., 3.875%, 02/15/2027	1,590,750	0.3
375,000		Springleaf Finance Corp., 5.375%, 11/15/2029	345,401	0.1
575,000		Springleaf Finance Corp., 6.125%, 03/15/2024	572,171	0.1
425,000		Springleaf Finance Corp., 7.125%, 03/15/2026	418,359	0.1
			26,203,003	5.4

		Industrial: 12.0%
2,030,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	2,073,127	0.4
2,275,000		AECOM, 5.875%, 10/15/2024	2,238,043	0.5
1,125,000	(1)	Amsted Industries, Inc., 5.625%, 07/01/2027	1,104,140	0.2
2,500,000	(1),(4)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	2,161,125	0.4
1,750,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	1,717,179	0.4
2,225,000	(1),(2)	Berry Global, Inc., 5.625%, 07/15/2027	2,315,546	0.5
2,075,000	(1)	BMC East LLC, 5.500%, 10/01/2024	2,020,521	0.4
650,000	(1),(2)	Bombardier, Inc., 6.000%, 10/15/2022	492,375	0.1
1,650,000	(1)	Bombardier, Inc., 7.875%, 04/15/2027	1,150,999	0.2
1,675,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	1,401,556	0.3
1,350,000	(1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	1,334,532	0.3
1,950,000	(1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,765,969	0.4
1,250,000	(1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	1,168,750	0.2
2,000,000	(1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	1,925,000	0.4
1,025,000	(1)	Clean Harbors, Inc., 4.875%, 07/15/2027	1,009,061	0.2
475,000	(1)	Clean Harbors, Inc., 5.125%, 07/15/2029	445,808	0.1
930,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	635,023	0.1
810,000	(1)	GFL Environmental, Inc., 8.500%, 05/01/2027	818,302	0.2
825,000	(1)	GFL Environmental, Inc., 7.000%, 06/01/2026	805,577	0.2
875,000	(1)	Granite US Holdings Corp., 11.000%, 10/01/2027	758,150	0.2

See Accompanying Notes to Financial Statements

17

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,250,000	(1)	Itron, Inc., 5.000%, 01/15/2026	2,156,721	0.4
2,050,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	1,950,073	0.4
1,875,000	(1),(2)	Koppers, Inc., 6.000%, 02/15/2025	1,514,006	0.3
1,050,000	(1)	Masonite International Corp., 5.375%, 02/01/2028	1,037,768	0.2
1,025,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	1,013,256	0.2
930,000	(1),(2)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	711,478	0.1
1,800,000	(1),(2)	Norbord, Inc., 5.750%, 07/15/2027	1,658,624	0.3
525,000	(1),(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	517,784	0.1
1,450,000	(1),(2)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	1,388,375	0.3
1,850,000	(1)	PGT Innovations, Inc., 6.750%, 08/01/2026	1,760,196	0.4
1,600,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	1,597,992	0.3
725,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	740,859	0.2
1,000,000	(1)	Sealed Air Corp., 4.000%, 12/01/2027	937,600	0.2
1,125,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	1,148,912	0.2
1,300,000	(1)	Silgan Holdings, Inc., 4.125%, 02/01/2028	1,209,000	0.3
1,625,000	(1)	SSL Robotics LLC, 9.750%, 12/31/2023	1,685,938	0.3
3,225,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	3,193,621	0.7
1,590,000	(1),(2)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	1,584,367	0.3
600,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	563,247	0.1
1,175,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	1,120,412	0.2
1,215,000	(1)	TransDigm, Inc., 5.500%, 11/15/2027	1,097,206	0.2
1,400,000		TransDigm, Inc., 6.375%, 06/15/2026	1,348,270	0.3
1,050,000		TransDigm, Inc., 6.500%, 05/15/2025	1,004,068	0.2
422,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	410,131	0.1
			58,690,687	12.0

		Technology: 5.2%
2,350,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	2,300,051	0.5
1,100,000	(1)	Castle US Holding Corp., 9.500%, 02/15/2028	1,051,187	0.2
950,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	984,727	0.2
1,675,000	(2)	CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	1,756,313	0.4
2,725,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	2,540,981	0.5
315,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/2021	315,000	0.1
3,575,000	(1),(2)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	3,704,594	0.7
1,525,000	(2)	Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	1,446,836	0.3
900,000	(1)	MSCI, Inc., 4.000%, 11/15/2029	899,037	0.2
380,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	395,135	0.1
1,075,000	(1)	MTS Systems Corp., 5.750%, 08/15/2027	1,006,246	0.2
375,000	(1)	Open Text Corp., 3.875%, 02/15/2028	354,258	0.1
650,000	(1)	Open Text Corp., 5.875%, 06/01/2026	685,392	0.1
700,000	(1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	662,113	0.1
1,575,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	1,514,433	0.3
1,405,000	(1)	Science Applications International Corp., 4.875%, 04/01/2028	1,356,703	0.3
2,450,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	2,260,199	0.5
2,475,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	2,106,831	0.4
			25,340,036	5.2

		Utilities: 2.3%
2,225,000		Calpine Corp., 5.750%, 01/15/2025	2,074,812	0.4
1,100,000	(1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	1,024,375	0.2
2,025,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	2,042,729	0.4
1,850,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	1,750,553	0.4
950,000	(2)	NRG Energy, Inc., 5.750%, 01/15/2028	974,273	0.2
1,250,000		NRG Energy, Inc., 6.625%, 01/15/2027	1,306,938	0.3
725,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	751,801	0.1

See Accompanying Notes to Financial Statements

18

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,200,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	1,244,160	0.3
			11,169,641	2.3

	Total Corporate Bonds/Notes
	(Cost $488,004,605)		453,195,147	92.8

BANK LOANS: 1.0%
		Consumer, Non-cyclical: 0.3%
1,012,188		Bellring Brands LLC - TL B 1L, 6.000%, (US0001M + 5.000%), 10/10/2024	956,517	0.2
945,214		Envision Healthcare Corporation 2018 1st Lien Term Loan, 4.739%, (US0003M + 3.750%), 09/28/2025	506,635	0.1
			1,463,152	0.3

		Containers & Glass Products: 0.2%
852,896		Reynolds Group Holdings Inc. USD 2017 Term Loan, 3.739%, (US0001M + 2.750%), 02/05/2023	813,450	0.2

		Electronics/Electrical: 0.3%
1,922,123		Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.762%, (US0003M + 3.000%), 11/03/2023	1,725,105	0.3

		Health Care: 0.2%
845,625		Bausch Health Companies, Inc. 2018 Term Loan B, 3.612%, (US0001M + 3.000%), 06/02/2025	810,390	0.2

	Total Bank Loans
	(Cost $5,245,790)		4,812,097	1.0

CONVERTIBLE BONDS/NOTES: 0.1%
		Communications: 0.1%
625,000		DISH Network Corp., 3.375%, 08/15/2026	508,970	0.1

	Total Convertible Bonds/Notes
	(Cost $619,800)		508,970	0.1

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.2%
		Consumer Staples: 0.2%
27,789	(5),(6)	Southeastern Grocers, Inc.	889,248	0.2

	Total Common Stock
	(Cost $848,084)		889,248	0.2

	Total Long-Term Investments
	(Cost $494,718,279)		459,405,462	94.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.4%
		Commercial Paper: 1.4%
1,500,000		American Electric Power Co., Inc., 3.190%, 04/13/2020	1,498,300	0.2
2,000,000		Dominion Resources, Inc., 2.790%, 04/06/2020	1,999,085	0.4
950,000	(7)	Exxon Mobil Corp., 1.600%, 06/03/2020	946,424	0.2
950,000	(7)	Federal Republic of Germany, 1.620%, 05/21/2020	948,654	0.2
950,000	(7)	LMA Americas LLC, 1.660%, 04/07/2020	949,797	0.2
950,000	(7)	Pfizer Inc., 1.630%, 06/15/2020	946,410	0.2

	Total Commercial Paper
	(Cost $7,290,050)		7,288,670	1.4

		Floating Rate Notes: 3.6%
825,000	(7)	Australia & New Zealand Banking Group Ltd., 1.220%, 04/09/2020	825,129	0.2
250,000	(7)	Bank of America Corp., 1.200%, 05/07/2020	249,845	0.0
525,000	(7)	Bank of Montreal, 0.210%, 07/13/2020	523,328	0.1
275,000	(7)	Bank of Montreal, 0.980%, 08/26/2020	275,003	0.1
900,000	(7)	Bank of Nova Scotia, 1.240%, 05/08/2020	900,311	0.2
950,000	(7)	Canadian Imperial Bank of Commerce, 0.240%, 08/28/2020	945,010	0.2
700,000	(7)	Commonwealth Bank of Australia, 0.950%, 06/10/2020	699,396	0.1
250,000	(7)	Commonwealth Bank of Australia, 1.200%, 07/06/2020	249,830	0.0
700,000	(7)	Coöperatieve Rabobank U.A., 0.990%, 04/20/2020	700,176	0.1
625,000	(7)	Crédit Industriel et Commercial, 1.140%, 04/24/2020	625,175	0.1
775,000	(7)	Credit Suisse Group AG, 0.360%, 04/17/2020	774,972	0.2
700,000	(7)	HSBC Bank PLC, 1.520%, 06/03/2020	699,468	0.1
325,000	(7)	J.P. Morgan Securities LLC, 1.190%, 07/08/2020	324,834	0.1
950,000	(7)	Lloyds Bank PLC, 1.080%, 07/31/2020	949,454	0.2
700,000	(7)	Mizuho Financial Group Inc., 1.140%, 05/22/2020	700,216	0.1
250,000	(7)	Mizuho Financial Group Inc., 1.640%, 05/05/2020	250,118	0.1
700,000	(7)	National Bank of Canada, 1.840%, 05/01/2020	699,761	0.1
950,000	(7)	Oversea-Chinese Banking Corp., Ltd., 0.820%, 07/15/2020	949,286	0.2

See Accompanying Notes to Financial Statements

19

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

800,000	(7)	Royal Bank of Canada, 0.960%, 07/17/2020	799,316	0.2
975,000	(7)	Skandinaviska Enskilda Banken AB, 1.780%, 05/11/2020	974,532	0.2
950,000	(7)	Societe Generale, 0.290%, 09/04/2020	946,093	0.2
300,000	(7)	Sumitomo Mitsui Trust Holdings, Inc., 1.190%, 04/24/2020	300,092	0.1
950,000	(7)	Svenska Handelsbanken AB, 1.160%, 07/07/2020	949,597	0.2
800,000	(7)	The Norinchukin Bank, 1.200%, 04/24/2020	800,091	0.2
475,000	(7)	The Sumitomo Mitsui Financial Group, 1.020%, 08/25/2020	474,476	0.1
450,000	(7)	The Sumitomo Mitsui Financial Group, 1.040%, 05/12/2020	450,247	0.1
400,000	(7)	Westpac Banking Corp, 1.520%, 06/03/2020	399,696	0.1

	Total Floating Rate Notes
	(Cost $17,435,452)		17,435,452	3.6

		Repurchase Agreements: 3.3%
3,797,254	(7)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $3,797,256, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,873,199, due 05/01/20-02/20/70)	3,797,254	0.8
1,635,005	(7)	CF Secured LLC, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,635,006, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,667,707, due 12/15/21-11/20/66)	1,635,005	0.3
1,250,790	(7)	Citadel Securities LLC, Repurchase Agreement dated 03/31/20, 0.09%, due 04/01/20 (Repurchase Amount $1,250,793, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $1,275,809, due 04/07/20-02/15/50)	1,250,790	0.3
1,362,412	(7)	Industrial & Comm. Bank of China, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,362,413, collateralized by various U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,389,660, due 04/02/20-03/01/50)	1,362,412	0.3
8,075,752	(7)	Royal Bank of Canada (NY), Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $8,075,754, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-5.000%, Market Value plus accrued interest $8,237,267, due 08/01/23-06/01/51)	8,075,752	1.6

	Total Repurchase Agreements
	(Cost $16,121,213)		16,121,213	3.3

		Certificates of Deposit: 0.2%
550,000	(7)	Landesbank Baden-Wurttemberg, 1.630%, 04/24/2020	550,294	0.1
400,000	(7)	Landesbank Baden-Wurttemberg, 1.640%, 04/21/2020	400,211	0.1

	Total Certificates of Deposit
	(Cost $950,505)		950,505	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.9%
940,000	(7)	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.380%	940,000	0.2
16,330,000	(8)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.340%	16,330,000	3.3
970,000	(7),(8)	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 0.490%	970,000	0.2

See Accompanying Notes to Financial Statements

20

Voya High Yield Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

768,000	(7),(8)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.250%	768,000	0.2
	Total Mutual Funds
	(Cost $19,008,000)		19,008,000	3.9

	Total Short-Term Investments
	(Cost $60,805,220)		60,803,840	12.4

	Total Investments in Securities (Cost $555,523,499)		$ 520,209,302	106.5
	Liabilities in Excess of Other Assets		(31,886,197)	(6.5)
	Net Assets		$ 488,323,105	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2020.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(6)	Non-income producing security.
(7)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of March 31, 2020.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

21

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 32.5%
		Basic Materials: 1.0%
1,377,000	(1)	Anglo American Capital PLC, 3.625%, 09/11/2024	$ 1,298,205	0.0
2,746,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	2,669,217	0.0
1,846,000	(1)	Anglo American Capital PLC, 5.625%, 04/01/2030	1,877,489	0.0
750,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/31/2030	586,500	0.0
4,505,000		Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	3,930,804	0.1
3,410,000	(1)	Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.700%, 06/01/2028	3,463,457	0.1
5,485,000		CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	6,082,062	0.1
3,000,000		CNAC HK Finbridge Co. Ltd., 3.875%, 06/19/2029	3,088,125	0.0
2,984,000		Dow Chemical Co/The, 4.250%, 10/01/2034	2,948,419	0.0
1,534,000		Dow Chemical Co/The, 5.550%, 11/30/2048	1,731,089	0.0
3,104,000		FMC Corp., 3.200%, 10/01/2026	3,131,874	0.0
1,788,000		FMC Corp., 3.450%, 10/01/2029	1,800,074	0.0
9,260,000		Freeport-McMoRan, Inc., 4.250%, 03/01/2030	8,079,813	0.1
1,960,000	(1)	Georgia-Pacific LLC, 3.163%, 11/15/2021	1,987,912	0.0
1,996,000		International Flavors & Fragrances, Inc., 3.400%, 09/25/2020	2,005,133	0.0
2,280,000		International Paper Co., 4.400%, 08/15/2047	2,302,480	0.0
4,087,000		Inversiones CMPC SA, 4.375%, 04/04/2027	3,846,082	0.1
5,352,000		Mosaic Co/The, 5.450%, 11/15/2033	5,203,074	0.1
7,120,000	(1)	Newcrest Finance Pty Ltd., 4.450%, 11/15/2021	7,305,384	0.1
87,000		Newmont Corp., 3.700%, 03/15/2023	87,506	0.0
4,300,000	(1)	Novelis Corp., 4.750%, 01/30/2030	3,851,187	0.1
2,000,000		Nutrien Ltd., 3.625%, 03/15/2024	2,019,273	0.0
4,825,000		Suzano Austria GmbH, 6.000%, 01/15/2029	4,540,530	0.1
1,750,000		Teck Resources Ltd., 6.125%, 10/01/2035	1,612,211	0.0
2,360,000		Teck Resources Ltd., 6.000%, 08/15/2040	2,033,866	0.0
7,180,000	(1),(2)	Valvoline, Inc., 4.250%, 02/15/2030	6,717,788	0.1
			84,199,554	1.0

		Communications: 2.8%
2,455,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	2,595,774	0.0
2,130,000		AT&T, Inc., 2.950%, 07/15/2026	2,100,077	0.0
3,876,000		AT&T, Inc., 4.300%, 02/15/2030	4,180,087	0.1
3,047,000		AT&T, Inc., 4.500%, 03/09/2048	3,322,889	0.0
10,276,000		AT&T, Inc., 4.550%, 03/09/2049	11,113,516	0.1
3,275,000		AT&T, Inc., 5.150%, 11/15/2046	3,869,034	0.1
5,275,000	(2)	AT&T, Inc., 5.150%, 02/15/2050	6,329,281	0.1
4,725,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	4,886,445	0.1
3,860,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	4,041,170	0.1
5,882,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/2025	6,347,958	0.1
5,000,000	(2)	Comcast Corp., 2.650%, 02/01/2030	5,160,803	0.1
3,288,000		Comcast Corp., 3.900%, 03/01/2038	3,710,524	0.0
6,289,000		Comcast Corp., 3.950%, 10/15/2025	6,937,666	0.1
2,932,000		Comcast Corp., 3.999%, 11/01/2049	3,479,261	0.0
6,080,000		Comcast Corp., 4.000%, 03/01/2048	7,042,937	0.1
3,250,000		Comcast Corp., 4.600%, 10/15/2038	4,062,237	0.1
9,425,000	(1),(2)	CommScope Technologies LLC, 5.000%, 03/15/2027	8,247,582	0.1
1,690,000		Corning, Inc., 5.450%, 11/15/2079	1,749,929	0.0
8,250,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	8,350,732	0.1
1,875,000	(1),(2)	Deutsche Telekom AG, 3.625%, 01/21/2050	1,874,551	0.0
5,480,000	(2)	Discovery Communications LLC, 2.950%, 03/20/2023	5,475,346	0.1

See Accompanying Notes to Financial Statements

22

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,750,000		Discovery Communications LLC, 5.200%, 09/20/2047	3,849,557	0.0
4,340,000	(2)	DISH DBS Corp., 5.875%, 11/15/2024	4,253,569	0.1
3,110,000		Expedia Group, Inc., 3.250%, 02/15/2030	2,550,648	0.0
826,000		Fox Corp., 3.500%, 04/08/2030	824,340	0.0
9,075,000	(1)	Front Range BidCo, Inc., 4.000%, 03/01/2027	8,734,688	0.1
8,075,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	8,079,441	0.1
2,770,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	2,798,464	0.0
4,583,000		Interpublic Group of Cos, Inc./The, 4.750%, 03/30/2030	4,564,422	0.1
4,425,000	(1)	Match Group, Inc., 4.125%, 08/01/2030	3,979,734	0.1
9,365,000	(1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/2199	9,366,264	0.1
1,848,000		Omnicom Group, Inc., 4.200%, 06/01/2030	1,909,494	0.0
3,835,000	(1),(2)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	3,273,335	0.0
3,990,000	(1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	4,091,945	0.1
3,775,000		Sprint Nextel Corp., 6.875%, 11/15/2028	4,332,756	0.1
6,075,000	(2)	Telecom Italia Capital SA, 7.721%, 06/04/2038	6,469,936	0.1
3,420,000	(1)	Tencent Holdings Ltd., 2.985%, 01/19/2023	3,491,800	0.0
2,350,000		Time Warner Cable LLC, 5.500%, 09/01/2041	2,468,098	0.0
2,829,000		Time Warner Cable LLC, 5.875%, 11/15/2040	2,993,569	0.0
4,610,000		Verizon Communications, Inc., 3.850%, 11/01/2042	5,173,022	0.1
7,999,000		Verizon Communications, Inc., 4.016%, 12/03/2029	9,072,186	0.1
1,159,000	(2)	Verizon Communications, Inc., 4.000%, 03/22/2050	1,381,829	0.0
6,432,000		Verizon Communications, Inc., 4.812%, 03/15/2039	7,952,409	0.1
3,668,000		ViacomCBS, Inc., 4.375%, 03/15/2043	3,270,069	0.0
3,167,000		ViacomCBS, Inc., 4.950%, 01/15/2031	3,141,426	0.0
2,090,000		ViacomCBS, Inc., 5.500%, 05/15/2033	2,245,961	0.0
5,195,000	(1),(2)	ViaSat, Inc., 5.625%, 04/15/2027	5,158,895	0.1
1,093,000		Walt Disney Co/The, 2.000%, 09/01/2029	1,068,975	0.0
2,075,000		Walt Disney Co/The, 3.000%, 09/15/2022	2,146,779	0.0
5,230,000		Walt Disney Co/The, 4.750%, 11/15/2046	6,717,216	0.1
			230,238,626	2.8

		Consumer, Cyclical: 1.9%
6,225,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	5,983,750	0.1
4,750,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	2,004,346	0.0
1,437,130		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	1,218,794	0.0
236,633		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	238,461	0.0
4,699,750		American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	5,123,055	0.1
2,052,320		American Airlines 2016-3 Class B Pass Through Trust, 3.750%, 04/15/2027	1,654,514	0.0
2,601,121		American Airlines 2019-1 Class B Pass Through Trust, 3.850%, 08/15/2029	2,022,666	0.0
5,115,000	(1),(2)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	4,386,112	0.1
4,205,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	4,200,632	0.1
4,340,000	(1)	BMW US Capital LLC, 3.450%, 04/12/2023	4,316,651	0.1
5,195,000	(1),(2)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	3,790,791	0.1
935,108		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	1,009,306	0.0
4,640,000	(1)	Daimler Finance North America LLC, 2.125%, 03/10/2025	4,279,127	0.1
5,659,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/2021	5,517,695	0.1
6,383,000	(1)	Daimler Finance North America LLC, 2.550%, 08/15/2022	6,128,016	0.1
3,060,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	2,719,422	0.0
5,460,000		Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	4,980,761	0.1
5,534,000		Delta Air Lines 2020-1 Class AA Pass Through Trust, 2.000%, 12/10/2029	5,067,713	0.1

See Accompanying Notes to Financial Statements

23

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,578,281		Delta Air Lines 2002-1 Class G-1 Pass Through Trust, 6.718%, 07/02/2024	1,578,034	0.0
1,430,252		Delta Air Lines 2015-1 Class AA Pass Through Trust, 3.625%, 01/30/2029	1,303,965	0.0
3,970,000		DR Horton, Inc., 4.750%, 02/15/2023	4,000,071	0.1
1,642,000		Ford Motor Credit Co. LLC, 3.664%, 09/08/2024	1,469,590	0.0
3,266,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/2025	2,913,272	0.0
2,200,000		General Motors Co., 5.400%, 04/01/2048	1,610,606	0.0
3,665,000	(2)	General Motors Financial Co., Inc., 4.150%, 06/19/2023	3,337,808	0.0
1,732,000		General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,433,975	0.0
1,315,000		Hasbro, Inc., 2.600%, 11/19/2022	1,299,049	0.0
4,240,000		Home Depot, Inc./The, 3.300%, 04/15/2040	4,357,815	0.1
3,250,000		Home Depot, Inc./The, 4.500%, 12/06/2048	4,007,720	0.1
6,500,000		JetBlue 2019-1 Class AA Pass Through Trust, 2.750%, 11/15/2033	5,775,032	0.1
5,451,000		Lowe's Cos, Inc., 3.700%, 04/15/2046	5,075,444	0.1
2,495,000		Lowe's Cos, Inc., 5.000%, 04/15/2040	2,832,550	0.0
2,795,000	(2)	McDonald's Corp., 3.500%, 07/01/2027	2,952,431	0.0
595,000		McDonald's Corp., 3.625%, 05/01/2043	578,578	0.0
2,325,000		McDonald's Corp., 3.625%, 09/01/2049	2,387,416	0.0
3,095,000		McDonald's Corp., 4.450%, 09/01/2048	3,457,764	0.0
2,930,000	(2)	MGM Resorts International, 4.625%, 09/01/2026	2,511,794	0.0
1,399,000	(2)	NIKE, Inc., 2.750%, 03/27/2027	1,463,270	0.0
1,685,000		NIKE, Inc., 3.250%, 03/27/2040	1,763,211	0.0
6,440,000	(1),(2)	PetSmart, Inc., 5.875%, 06/01/2025	6,391,700	0.1
1,650,000		SACI Falabella, 3.750%, 10/30/2027	1,419,044	0.0
3,080,000	(1),(2)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	2,611,994	0.0
930,000		Southwest Airlines Co., 3.450%, 11/16/2027	837,544	0.0
1,756,023		Spirit Airlines Pass Through Trust 2017-1AA, 3.375%, 08/15/2031	1,647,441	0.0
2,638,000		TJX Cos, Inc./The, 3.750%, 04/15/2027	2,712,946	0.0
4,238,000		Toyota Motor Credit Corp., 2.150%, 02/13/2030	3,950,576	0.1
1,582,000		Toyota Motor Credit Corp., 3.375%, 04/01/2030	1,603,910	0.0
270,689		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	253,543	0.0
3,678,940		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	3,425,497	0.0
911,574		United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/2027	745,301	0.0
4,471,380		United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	4,162,748	0.1
1,155,243		United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/2027	972,379	0.0
3,570,000		Walmart, Inc., 2.350%, 12/15/2022	3,686,146	0.0
2,805,000		WW Grainger, Inc., 1.850%, 02/15/2025	2,813,894	0.0
			157,985,870	1.9

		Consumer, Non-cyclical: 5.6%
1,275,000		Abbott Laboratories, 2.950%, 03/15/2025	1,327,699	0.0
2,740,000	(1)	AbbVie, Inc., 2.300%, 11/21/2022	2,741,312	0.0
5,636,000	(1)	AbbVie, Inc., 2.600%, 11/21/2024	5,737,335	0.1
2,210,000		AbbVie, Inc., 2.900%, 11/06/2022	2,238,574	0.0
3,188,000	(1)	AbbVie, Inc., 2.950%, 11/21/2026	3,255,749	0.0
2,763,000	(1)	AbbVie, Inc., 3.200%, 11/21/2029	2,835,875	0.0
1,599,000		AbbVie, Inc., 3.375%, 11/14/2021	1,631,191	0.0
3,172,000	(1)	AbbVie, Inc., 4.050%, 11/21/2039	3,342,194	0.1
3,810,000		AbbVie, Inc., 4.300%, 05/14/2036	4,176,761	0.1
2,526,000		AbbVie, Inc., 4.450%, 05/14/2046	2,696,874	0.0
2,005,000		AbbVie, Inc., 4.500%, 05/14/2035	2,314,184	0.0
1,849,000		Aetna, Inc., 2.800%, 06/15/2023	1,862,830	0.0
1,764,000		Aetna, Inc., 4.500%, 05/15/2042	1,893,385	0.0
3,975,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.625%, 01/15/2027	3,977,186	0.1
4,145,000	(1),(2)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	4,241,786	0.1

See Accompanying Notes to Financial Statements

24

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,440,000	(1)	Alcon Finance Corp., 3.800%, 09/23/2049	3,464,262	0.1
2,298,000		Allergan Finance LLC, 4.625%, 10/01/2042	2,901,063	0.0
2,895,000		Altria Group, Inc., 4.800%, 02/14/2029	3,035,532	0.0
1,325,000		Altria Group, Inc., 5.800%, 02/14/2039	1,456,930	0.0
1,326,000	(2)	Altria Group, Inc., 5.950%, 02/14/2049	1,549,583	0.0
9,003,000		AmerisourceBergen Corp., 3.400%, 05/15/2024	9,209,121	0.1
2,417,000		AmerisourceBergen Corp., 3.450%, 12/15/2027	2,433,398	0.0
968,000	(2)	Amgen, Inc., 1.900%, 02/21/2025	977,569	0.0
1,045,000		Amgen, Inc., 2.450%, 02/21/2030	1,043,689	0.0
3,732,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	3,911,352	0.1
12,818,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	14,053,789	0.2
1,960,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	2,011,805	0.0
2,170,000		Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	2,533,891	0.0
4,460,000		Anthem, Inc., 3.300%, 01/15/2023	4,527,010	0.1
1,598,000		Anthem, Inc., 3.500%, 08/15/2024	1,642,682	0.0
1,293,000	(2)	Anthem, Inc., 3.700%, 09/15/2049	1,303,308	0.0
873,000		Anthem, Inc., 4.101%, 03/01/2028	941,713	0.0
4,159,000		Anthem, Inc., 5.100%, 01/15/2044	4,953,812	0.1
5,220,000		AstraZeneca PLC, 2.375%, 11/16/2020	5,207,864	0.1
7,854,000		AstraZeneca PLC, 3.375%, 11/16/2025	8,282,039	0.1
2,316,000		Avery Dennison Corp., 2.650%, 04/30/2030	2,169,711	0.0
3,580,000		BAT Capital Corp., 3.222%, 08/15/2024	3,602,796	0.1
1,005,000		BAT Capital Corp., 3.215%, 09/06/2026	957,828	0.0
7,473,000		BAT Capital Corp., 3.557%, 08/15/2027	7,054,047	0.1
4,970,000	(1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	4,684,225	0.1
3,275,000	(1),(2)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	3,246,360	0.0
6,336,000		Baxalta, Inc., 4.000%, 06/23/2025	6,758,535	0.1
6,487,000		Becton Dickinson and Co., 2.894%, 06/06/2022	6,497,586	0.1
2,720,000		Becton Dickinson and Co., 3.363%, 06/06/2024	2,730,966	0.0
4,662,000	(1)	Bristol-Myers Squibb Co., 3.875%, 08/15/2025	5,067,617	0.1
2,250,000	(1)	Bristol-Myers Squibb Co., 2.550%, 05/14/2021	2,277,045	0.0
3,421,000	(1)	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	4,144,794	0.1
5,406,000	(1)	Bristol-Myers Squibb Co., 4.550%, 02/20/2048	6,881,975	0.1
3,870,000		Bunge Ltd. Finance Corp., 4.350%, 03/15/2024	4,016,228	0.1
5,377,000	(1)	Cargill, Inc., 3.875%, 05/23/2049	6,534,099	0.1
4,450,000	(1)	Centene Corp., 3.375%, 02/15/2030	4,155,188	0.1
6,698,000	(1)	Cigna Corp., 3.050%, 11/30/2022	6,875,548	0.1
17,370,000		Cigna Corp., 3.200%, 09/17/2020	17,396,447	0.2
3,471,000	(1)	Cigna Corp., 3.250%, 04/15/2025	3,549,189	0.1
2,145,000		Cigna Corp., 3.400%, 03/15/2050	2,071,498	0.0
1,882,000		Cigna Corp., 4.800%, 08/15/2038	2,126,885	0.0
4,165,000		Cigna Corp., 4.900%, 12/15/2048	5,059,126	0.1
1,840,000		Coca-Cola Co/The, 4.125%, 03/25/2040	2,271,680	0.0
2,587,000	(2)	CVS Health Corp., 3.700%, 03/09/2023	2,696,318	0.0
2,465,000		CVS Health Corp., 3.875%, 07/20/2025	2,551,610	0.0
4,783,000		CVS Health Corp., 4.300%, 03/25/2028	5,089,609	0.1
9,602,000		CVS Health Corp., 5.050%, 03/25/2048	10,946,709	0.1
7,379,000	(1)	Danone SA, 2.947%, 11/02/2026	7,386,050	0.1
5,872,000		DH Europe Finance II Sarl, 3.400%, 11/15/2049	5,800,765	0.1
3,460,000		General Mills, Inc., 3.700%, 10/17/2023	3,527,920	0.1
4,340,000		General Mills, Inc., 4.000%, 04/17/2025	4,685,114	0.1
7,000,000		Gilead Sciences, Inc., 4.400%, 12/01/2021	7,233,211	0.1
3,420,000		GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	3,502,233	0.1
11,343,000		Global Payments, Inc., 2.650%, 02/15/2025	11,266,346	0.1
3,076,000	(2)	HCA, Inc., 4.500%, 02/15/2027	3,174,136	0.0
1,449,000		HCA, Inc., 5.250%, 04/15/2025	1,522,957	0.0
2,194,000		HCA, Inc., 5.250%, 06/15/2049	2,358,120	0.0
2,657,000		HCA, Inc., 5.500%, 06/15/2047	2,912,465	0.0

See Accompanying Notes to Financial Statements

25

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,671,000		IHS Markit Ltd., 4.250%, 05/01/2029	1,773,365	0.0
2,290,000	(1)	Imperial Brands Finance PLC, 3.750%, 07/21/2022	2,292,034	0.0
1,140,000		Johnson & Johnson, 4.375%, 12/05/2033	1,496,479	0.0
5,375,000		Kaiser Foundation Hospitals, 3.266%, 11/01/2049	5,378,689	0.1
3,200,000		Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	3,336,899	0.0
1,789,000		Keurig Dr Pepper, Inc., 4.417%, 05/25/2025	1,910,169	0.0
915,000		Kimberly-Clark Corp., 2.875%, 02/07/2050	896,049	0.0
3,849,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	3,858,139	0.1
1,500,000		Kroger Co., 3.875%, 10/15/2046	1,479,058	0.0
1,309,000	(2)	Kroger Co/The, 4.650%, 01/15/2048	1,487,177	0.0
251,000		Kroger Co/The, 5.150%, 08/01/2043	297,440	0.0
2,414,000		Laboratory Corp. of America Holdings, 3.250%, 09/01/2024	2,481,414	0.0
5,806,000		Laboratory Corp. of America Holdings, 3.750%, 08/23/2022	5,993,566	0.1
1,280,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	1,461,818	0.0
992,000	(1)	Mars, Inc., 3.200%, 04/01/2030	1,038,814	0.0
1,321,000	(1)	Mars, Inc., 3.875%, 04/01/2039	1,410,594	0.0
3,336,000	(1)	Mars, Inc., 4.125%, 04/01/2054	3,794,840	0.1
1,484,000		Medtronic, Inc., 4.375%, 03/15/2035	1,854,366	0.0
960,000		Moody's Corp., 3.750%, 03/24/2025	1,009,677	0.0
170,000		Mylan NV, 3.750%, 12/15/2020	169,040	0.0
4,946,000		Mylan, Inc., 5.200%, 04/15/2048	4,458,310	0.1
7,470,000		PayPal Holdings, Inc., 2.850%, 10/01/2029	7,460,457	0.1
1,215,000		PepsiCo, Inc., 3.875%, 03/19/2060	1,532,008	0.0
3,795,000		Pfizer, Inc., 3.200%, 09/15/2023	4,008,808	0.1
1,689,000		Philip Morris International, Inc., 3.875%, 08/21/2042	1,805,958	0.0
2,555,000		Philip Morris International, Inc., 4.375%, 11/15/2041	2,929,350	0.0
6,665,000	(1),(2)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	6,677,997	0.1
8,405,000	(1)	Post Holdings, Inc., 5.500%, 12/15/2029	8,765,154	0.1
6,443,000		RELX Capital, Inc., 4.000%, 03/18/2029	6,671,191	0.1
1,903,000		Reynolds American, Inc., 5.850%, 08/15/2045	2,056,022	0.0
818,000		Reynolds American, Inc., 6.150%, 09/15/2043	892,127	0.0
2,250,000	(1)	SC Johnson & Son, Inc., 4.750%, 10/15/2046	2,680,041	0.0
3,698,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	3,687,078	0.1
2,110,000		Sysco Corp., 5.950%, 04/01/2030	2,225,922	0.0
7,240,000		Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	7,338,439	0.1
8,680,000	(1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	8,321,950	0.1
9,510,000		Unilever Capital Corp., 3.000%, 03/07/2022	9,835,267	0.1
10,039,000		Unilever Capital Corp., 3.250%, 03/07/2024	10,622,432	0.1
4,500,000	(2)	United Rentals North America, Inc., 4.000%, 07/15/2030	4,044,375	0.1
4,325,000		United Rentals North America, Inc., 4.875%, 01/15/2028	4,219,254	0.1
848,000		UnitedHealth Group, Inc., 2.875%, 08/15/2029	895,897	0.0
2,117,000		UnitedHealth Group, Inc., 3.500%, 08/15/2039	2,287,951	0.0
1,483,000		UnitedHealth Group, Inc., 3.875%, 08/15/2059	1,623,839	0.0
2,310,000		UnitedHealth Group, Inc., 4.200%, 01/15/2047	2,749,660	0.0
2,025,000		Zimmer Biomet Holdings, Inc., 3.550%, 03/20/2030	2,028,238	0.0
			457,733,635	5.6

		Energy: 3.3%
2,430,000		Apache Corp., 4.750%, 04/15/2043	1,080,050	0.0
4,713,000		Apache Corp., 5.250%, 02/01/2042	2,136,555	0.0
3,266,000		BP Capital Markets America, Inc., 3.000%, 02/24/2050	3,062,794	0.0
5,828,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	5,998,902	0.1
4,856,000		BP Capital Markets America, Inc., 3.224%, 04/14/2024	4,975,847	0.1
3,280,000		BP Capital Markets PLC, 4.742%, 03/11/2021	3,303,217	0.1
3,000,000		Cenovus Energy, Inc., 3.800%, 09/15/2023	1,583,646	0.0
2,725,000		Cenovus Energy, Inc., 6.750%, 11/15/2039	1,323,838	0.0

See Accompanying Notes to Financial Statements

26

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

4,095,000	(1)	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	3,079,943	0.1
2,150,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/2025	1,961,959	0.0
5,664,000		Cimarex Energy Co., 3.900%, 05/15/2027	4,116,825	0.1
1,680,000		Cimarex Energy Co., 4.375%, 06/01/2024	1,326,506	0.0
1,609,000	(2)	Cimarex Energy Co., 4.375%, 03/15/2029	1,080,537	0.0
4,032,000		Continental Resources, Inc./OK, 3.800%, 06/01/2024	2,041,254	0.0
5,525,000	(1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	3,079,000	0.0
3,055,000	(2)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	1,771,992	0.0
3,662,000		Diamondback Energy, Inc., 2.875%, 12/01/2024	2,566,184	0.0
1,580,000		Diamondback Energy, Inc., 3.250%, 12/01/2026	1,119,760	0.0
4,650,000		Diamondback Energy, Inc., 3.500%, 12/01/2029	3,298,115	0.1
7,100,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	6,669,144	0.1
400,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	375,726	0.0
5,582,000	(2)	Enable Midstream Partners L.P., 4.150%, 09/15/2029	2,574,224	0.0
2,960,000	(3)	Enbridge, Inc., 6.250%, 03/01/2078	2,225,165	0.0
1,217,000		Energy Transfer Operating L.P., 4.650%, 06/01/2021	1,185,989	0.0
645,000		Energy Transfer Operating L.P., 4.900%, 03/15/2035	509,218	0.0
8,457,000		Energy Transfer Operating L.P., 5.300%, 04/15/2047	6,465,154	0.1
1,263,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,146,091	0.0
3,140,000		Enterprise Products Operating LLC, 3.500%, 02/01/2022	3,099,982	0.1
3,220,000	(2)	Enterprise Products Operating LLC, 3.700%, 01/31/2051	2,911,504	0.0
1,389,000		Enterprise Products Operating LLC, 3.950%, 01/31/2060	1,185,115	0.0
519,000		Enterprise Products Operating LLC, 4.200%, 01/31/2050	492,021	0.0
3,800,000	(2),(3)	Enterprise Products Operating LLC, 4.875%, 08/16/2077	2,616,471	0.0
2,185,000		Enterprise Products Operating LLC, 4.900%, 05/15/2046	2,112,279	0.0
1,301,000	(3)	Enterprise Products Operating LLC, 5.375%, 02/15/2078	912,970	0.0
1,510,000	(2)	Exxon Mobil Corp., 2.726%, 03/01/2023	1,560,425	0.0
1,970,000		Exxon Mobil Corp., 2.995%, 08/16/2039	1,982,657	0.0
3,794,000	(2)	Exxon Mobil Corp., 3.095%, 08/16/2049	3,866,384	0.1
1,850,000		Exxon Mobil Corp., 4.227%, 03/19/2040	2,146,982	0.0
5,050,000		Gazprom PJSC Via Gaz Capital SA, 4.950%, 03/23/2027	5,258,767	0.1
3,450,000		Gazprom PJSC Via Gaz Capital SA, 4.950%, 02/06/2028	3,608,000	0.1
9,050,000		Gazprom PJSC Via Gaz Finance PLC, 3.250%, 02/25/2030	8,380,300	0.1
163,000		Halliburton Co., 3.500%, 08/01/2023	153,889	0.0
136,000		Halliburton Co., 3.800%, 11/15/2025	120,943	0.0
5,735,000		Halliburton Co., 4.850%, 11/15/2035	4,465,021	0.1
5,775,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	5,560,239	0.1
2,650,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,620,850	0.0
1,575,000	(1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	1,557,675	0.0
1,295,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	1,262,764	0.0
2,663,000		Marathon Petroleum Corp., 5.125%, 04/01/2024	2,488,347	0.0
1,443,000		Marathon Petroleum Corp., 5.000%, 09/15/2054	1,110,436	0.0
1,020,000	(1)	MPLX L.P., 5.250%, 01/15/2025	899,462	0.0
2,833,000		Newfield Exploration Co., 5.375%, 01/01/2026	1,484,764	0.0
265,000		Noble Energy, Inc., 3.250%, 10/15/2029	155,820	0.0
4,468,000		Noble Energy, Inc., 4.200%, 10/15/2049	2,433,863	0.0
2,013,000		Noble Energy, Inc., 4.950%, 08/15/2047	1,222,873	0.0
4,867,000		Occidental Petroleum Corp., 2.900%, 08/15/2024	2,657,411	0.0

See Accompanying Notes to Financial Statements

27

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

816,000		Occidental Petroleum Corp., 3.500%, 08/15/2029	384,348	0.0
803,000	(2)	Occidental Petroleum Corp., 4.400%, 08/15/2049	348,255	0.0
2,023,000		ONEOK Partners L.P., 3.375%, 10/01/2022	1,883,465	0.0
1,910,000		ONEOK, Inc., 2.200%, 09/15/2025	1,479,418	0.0
1,754,000		ONEOK, Inc., 3.100%, 03/15/2030	1,326,763	0.0
796,000		ONEOK, Inc., 4.500%, 03/15/2050	605,794	0.0
5,585,000		Pertamina Persero PT, 3.100%, 01/21/2030	4,970,286	0.1
10,650,000	(1),(2)	Pertamina Persero PT, 3.100%, 01/21/2030	9,477,806	0.1
750,000		Pertamina Persero PT, 5.625%, 05/20/2043	764,900	0.0
10,500,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	9,959,775	0.1
4,750,000		Petroleos del Peru SA, 4.750%, 06/19/2032	4,363,124	0.1
4,000,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	3,674,210	0.1
12,600,000	(1)	Petroleos Mexicanos, 5.950%, 01/28/2031	8,726,760	0.1
8,500,000		Petroleos Mexicanos, 6.500%, 03/13/2027	6,363,461	0.1
2,225,000		Petroleos Mexicanos, 6.500%, 01/23/2029	1,626,570	0.0
2,225,000		Petroleos Mexicanos, 6.875%, 08/04/2026	1,710,007	0.0
10,116,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	6,950,942	0.1
662,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.500%, 12/15/2026	536,118	0.0
3,468,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	2,812,185	0.0
1,890,000		Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	1,626,863	0.0
2,203,000		Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	1,877,559	0.0
5,205,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/2021	5,122,370	0.1
5,190,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	5,093,153	0.1
1,656,000	(1)	Schlumberger Oilfield UK PLC, 4.200%, 01/15/2021	1,677,750	0.0
4,235,000		Shell International Finance BV, 3.250%, 05/11/2025	4,451,750	0.1
3,245,000		Shell International Finance BV, 4.125%, 05/11/2035	3,732,332	0.1
4,432,000		Shell International Finance BV, 4.000%, 05/10/2046	4,988,083	0.1
2,528,000		Spectra Energy Partners L.P., 5.950%, 09/25/2043	2,808,675	0.0
325,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	287,249	0.0
1,003,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/2045	791,480	0.0
4,143,000		Total Capital Canada Ltd., 2.750%, 07/15/2023	4,207,652	0.1
6,241,000		Total Capital International SA, 3.461%, 07/12/2049	6,400,549	0.1
10,875,000		Williams Cos, Inc./The, 4.000%, 09/15/2025	9,566,058	0.1
4,884,000		Williams Cos, Inc./The, 5.400%, 03/04/2044	4,333,155	0.1
1,846,000		Williams Partners L.P., 3.600%, 03/15/2022	1,790,728	0.0
2,768,000		Williams Partners L.P., 3.750%, 06/15/2027	2,543,233	0.0
8,255,000	(2)	WPX Energy, Inc., 5.750%, 06/01/2026	4,762,867	0.1
			272,411,542	3.3

		Financial: 10.3%
9,100,000	(1)	ABN AMRO Bank NV, 4.750%, 07/28/2025	9,175,892	0.1
2,109,000		Aflac, Inc., 3.600%, 04/01/2030	2,139,326	0.0
4,050,000		American International Group, Inc., 4.500%, 07/16/2044	4,157,936	0.1
3,975,000		Air Lease Corp., 3.500%, 01/15/2022	3,625,264	0.1
3,795,000		American Express Co., 3.700%, 08/03/2023	3,994,399	0.1
1,147,000		American International Group, Inc., 4.375%, 01/15/2055	1,121,815	0.0
1,488,000		American International Group, Inc., 4.750%, 04/01/2048	1,578,526	0.0
1,897,000	(3)	American International Group, Inc., 5.750%, 04/01/2048	1,666,965	0.0
1,955,000		American Tower Corp., 2.750%, 01/15/2027	1,896,721	0.0
3,085,000		American Tower Corp., 3.700%, 10/15/2049	2,989,125	0.0
2,465,000	(1),(2)	ANZ New Zealand Int'l Ltd./London, 2.550%, 02/13/2030	2,407,056	0.0
3,420,000	(1)	ANZ New Zealand Int'l Ltd./London, 3.400%, 03/19/2024	3,546,776	0.0
3,460,000		Assurant, Inc., 3.700%, 02/22/2030	3,401,808	0.0
4,643,000		Assurant, Inc., 4.900%, 03/27/2028	5,266,585	0.1

See Accompanying Notes to Financial Statements

28

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

4,600,000	(1),(2)	Banco Bradesco SA/Cayman Islands, 3.200%, 01/27/2025	4,214,796	0.1
4,250,000		Banco de Bogota SA, 6.250%, 05/12/2026	4,054,319	0.1
764,000		Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	713,381	0.0
4,600,000		Banco Santander SA, 3.125%, 02/23/2023	4,566,538	0.1
4,175,000		Bancolombia SA, 3.000%, 01/29/2025	3,756,498	0.1
3,615,000	(2),(3)	Bank of America Corp., 2.496%, 02/13/2031	3,481,828	0.0
3,625,000	(3)	Bank of America Corp., 3.194%, 07/23/2030	3,709,172	0.1
2,750,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	2,845,207	0.0
10,041,000	(3)	Bank of America Corp., 3.499%, 05/17/2022	10,163,465	0.1
2,300,000	(3)	Bank of America Corp., 3.550%, 03/05/2024	2,387,486	0.0
1,941,000		Bank of America Corp., 3.950%, 04/21/2025	2,044,910	0.0
1,718,000	(3)	Bank of America Corp., 3.970%, 03/05/2029	1,858,024	0.0
2,645,000	(3)	Bank of America Corp., 4.078%, 04/23/2040	2,976,755	0.0
7,307,000		Bank of America Corp., 4.183%, 11/25/2027	7,570,007	0.1
4,495,000		Bank of America Corp., 4.250%, 10/22/2026	4,807,427	0.1
9,614,000	(3)	Bank of America Corp., 4.271%, 07/23/2029	10,451,954	0.1
594,000	(3)	Bank of America Corp., 5.125%, 12/31/2199	564,713	0.0
1,495,000	(2),(3)	Bank of America Corp., 2.015%, 02/13/2026	1,466,409	0.0
5,000,000	(3)	Bank of America Corp., 2.884%, 10/22/2030	5,003,325	0.1
5,594,000	(3)	Bank of Montreal, 3.803%, 12/15/2032	5,438,039	0.1
2,940,000	(2)	Bank of Nova Scotia/The, 2.200%, 02/03/2025	2,937,591	0.0
2,417,000	(2)	Bank of Nova Scotia/The, 2.700%, 08/03/2026	2,443,241	0.0
7,130,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	7,207,193	0.1
3,962,000		Bank of Nova Scotia, 4.500%, 12/16/2025	4,080,600	0.1
3,395,000	(1)	Banque Federative du Credit Mutuel SA, 2.375%, 11/21/2024	3,330,849	0.0
2,980,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	3,168,064	0.0
4,548,000	(3)	Barclays PLC, 3.932%, 05/07/2025	4,371,125	0.1
2,475,000	(3)	Barclays PLC, 4.610%, 02/15/2023	2,520,402	0.0
5,060,000		Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	6,259,042	0.1
2,394,000		Berkshire Hathaway, Inc., 2.750%, 03/15/2023	2,494,838	0.0
3,500,000		BlackRock, Inc., 2.400%, 04/30/2030	3,505,611	0.0
9,060,000	(1),(3)	BNP Paribas SA, 2.819%, 11/19/2025	8,966,122	0.1
2,000,000	(1),(3)	BNP Paribas SA, 3.052%, 01/13/2031	1,902,302	0.0
4,499,000	(1)	BNP Paribas SA, 3.375%, 01/09/2025	4,477,820	0.1
8,130,000	(1),(2)	BPCE SA, 2.700%, 10/01/2029	7,732,702	0.1
2,094,000	(1)	BPCE SA, 5.150%, 07/21/2024	2,211,627	0.0
7,020,000	(1)	BPCE SA, 5.700%, 10/22/2023	7,225,544	0.1
4,814,000		Brookfield Finance LLC, 3.450%, 04/15/2050	3,882,488	0.1
11,000,000	(2)	Canadian Imperial Bank of Commerce, 2.250%, 01/28/2025	10,908,720	0.1
12,153,000	(3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	12,270,281	0.2
2,002,000	(2)	Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	2,073,233	0.0
2,160,000		Charles Schwab Corp./The, 3.250%, 05/22/2029	2,141,265	0.0
9,025,000	(2)	Charles Schwab Corp./The, 3.550%, 02/01/2024	9,495,439	0.1
3,245,000		Chubb INA Holdings, Inc., 2.875%, 11/03/2022	3,297,287	0.0
5,310,000		Citibank NA, 3.400%, 07/23/2021	5,394,996	0.1
3,170,000	(3)	Citigroup, Inc., 2.876%, 07/24/2023	3,199,124	0.0
4,915,000		Citigroup, Inc., 5.500%, 09/13/2025	5,470,273	0.1
1,147,000	(1),(2)	Citizens Financial Group, Inc., 4.150%, 09/28/2022	1,175,788	0.0
1,201,000		Columbia Property Trust Operating Partnership L.P., 3.650%, 08/15/2026	1,070,108	0.0
638,000		Columbia Property Trust Operating Partnership L.P., 4.150%, 04/01/2025	661,649	0.0

See Accompanying Notes to Financial Statements

29

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,520,000	(1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	1,289,144	0.0
6,000,000		Cooperatieve Rabobank UA, 3.950%, 11/09/2022	6,043,124	0.1
9,163,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	9,404,351	0.1
1,500,000		Cooperatieve Rabobank UA, 4.625%, 12/01/2023	1,554,027	0.0
3,150,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	3,083,078	0.0
4,330,000	(1)	Credit Agricole SA/London, 2.375%, 07/01/2021	4,261,594	0.1
4,000,000	(1)	Credit Agricole SA/London, 2.375%, 01/22/2025	3,922,556	0.1
4,068,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	4,158,741	0.1
6,870,000	(1),(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	6,697,187	0.1
1,170,000	(1),(3)	Credit Suisse Group AG, 3.869%, 01/12/2029	1,186,702	0.0
3,166,000	(1),(3)	Credit Suisse Group AG, 4.194%, 04/01/2031	3,249,807	0.0
1,441,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/2028	1,478,702	0.0
2,470,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/2021	2,486,382	0.0
3,190,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/2022	3,247,395	0.0
1,033,000		Crown Castle International Corp., 4.150%, 07/01/2050	1,021,637	0.0
8,650,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	8,641,725	0.1
2,005,000	(1)	Danske Bank A/S, 5.000%, 01/12/2022	2,054,423	0.0
2,897,000		Discover Bank, 4.250%, 03/13/2026	2,908,705	0.0
2,404,000	(3)	Discover Bank, 4.682%, 08/09/2028	2,449,736	0.0
805,000		Discover Financial Services, 3.850%, 11/21/2022	822,536	0.0
6,000,000		ERP Operating L.P., 2.500%, 02/15/2030	5,585,131	0.1
8,775,000	(1),(2)	ESH Hospitality, Inc., 4.625%, 10/01/2027	6,893,201	0.1
4,085,000		Essex Portfolio L.P., 3.000%, 01/15/2030	3,882,011	0.1
1,862,000	(2)	Essex Portfolio L.P., 3.250%, 05/01/2023	1,828,613	0.0
7,358,000		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	7,956,397	0.1
2,931,000	(1),(2)	Fairfax US, Inc., 4.875%, 08/13/2024	3,090,588	0.0
4,670,000	(1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	4,529,095	0.1
13,105,000	(1),(2)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/2020	12,987,563	0.2
750,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	713,629	0.0
1,516,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	1,507,644	0.0
4,509,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	4,890,901	0.1
2,426,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/2021	2,428,502	0.0
5,493,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	5,786,326	0.1
1,680,000		Goldman Sachs Group, Inc., 5.150%, 05/22/2045	1,995,462	0.0
792,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	1,068,123	0.0
3,135,000	(1),(3)	Harborwalk Funding Trust, 5.077%, 02/15/2069	3,709,803	0.1
5,115,000	(2)	Healthpeak Properties, Inc., 3.000%, 01/15/2030	4,811,496	0.1
4,791,000	(1)	HSBC Bank PLC, 4.125%, 08/12/2020	4,805,219	0.1
1,308,000	(3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,271,272	0.0
3,435,000	(3)	HSBC Holdings PLC, 3.803%, 03/11/2025	3,581,380	0.0
3,140,000	(3)	HSBC Holdings PLC, 3.950%, 05/18/2024	3,221,997	0.0
2,924,000	(3)	HSBC Holdings PLC, 3.973%, 05/22/2030	3,008,756	0.0
4,593,000	(3)	HSBC Holdings PLC, 4.041%, 03/13/2028	4,684,475	0.1
4,085,000		HSBC Holdings PLC, 4.300%, 03/08/2026	4,369,923	0.1
4,831,000	(3)	HSBC Holdings PLC, 6.000%, 12/31/2199	4,581,406	0.1
1,883,000		HSBC Holdings PLC, 4.950%, 03/31/2030	2,079,131	0.0
6,599,000		ING Groep NV, 3.550%, 04/09/2024	6,644,165	0.1
3,818,000		Intercontinental Exchange, Inc., 4.250%, 09/21/2048	4,205,651	0.1
2,500,000	(1),(2)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	2,343,000	0.0
5,000,000	(3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	5,009,093	0.1

See Accompanying Notes to Financial Statements

30

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,604,000		JPMorgan Chase & Co., 2.550%, 10/29/2020	3,611,875	0.0
8,459,000	(3)	JPMorgan Chase & Co., 3.207%, 04/01/2023	8,628,217	0.1
9,040,000	(3)	JPMorgan Chase & Co., 3.514%, 06/18/2022	9,183,331	0.1
10,000	(2),(3)	JPMorgan Chase & Co., 3.559%, 04/23/2024	10,402	0.0
4,270,000	(3)	JPMorgan Chase & Co., 3.797%, 07/23/2024	4,475,259	0.1
3,700,000		JPMorgan Chase & Co., 3.875%, 09/10/2024	3,914,162	0.1
4,361,000	(3)	JPMorgan Chase & Co., 3.882%, 07/24/2038	4,888,883	0.1
2,774,000	(3)	JPMorgan Chase & Co., 3.897%, 01/23/2049	3,222,084	0.0
4,145,000	(3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	4,659,931	0.1
4,236,000	(3)	JPMorgan Chase & Co., 5.000%, 12/31/2199	3,974,194	0.1
2,200,000	(3)	JPMorgan Chase & Co., 4.493%, 03/24/2031	2,555,604	0.0
11,251,000	(3)	JPMorgan Chase & Co., 4.600%, 12/31/2199	9,860,939	0.1
2,990,000		Kilroy Realty L.P., 3.450%, 12/15/2024	2,939,968	0.0
3,846,000		Kimco Realty Corp., 3.700%, 10/01/2049	3,151,076	0.0
2,838,000	(1)	KKR Group Finance Co. VII LLC, 3.625%, 02/25/2050	2,354,924	0.0
6,322,000	(1)	Liberty Mutual Group, Inc., 3.951%, 10/15/2050	5,894,021	0.1
2,545,000	(3)	Lloyds Banking Group PLC, 2.438%, 02/05/2026	2,408,481	0.0
2,849,000	(3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	2,849,260	0.0
2,495,000		Mastercard, Inc., 3.300%, 03/26/2027	2,715,364	0.0
4,479,000	(2)	Mitsubishi UFJ Financial Group, Inc., 2.193%, 02/25/2025	4,444,018	0.1
5,494,000	(2)	Mitsubishi UFJ Financial Group, Inc., 2.559%, 02/25/2030	5,300,867	0.1
725,000		Mitsubishi UFJ Financial Group, Inc., 2.757%, 09/13/2026	731,864	0.0
4,700,000	(2)	Mitsubishi UFJ Financial Group, Inc., 3.218%, 03/07/2022	4,768,705	0.1
5,500,000		Mizuho Financial Group Cayman 2 Ltd., 4.200%, 07/18/2022	5,706,558	0.1
3,080,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	3,081,448	0.0
660,000	(1),(2)	Mizuho Financial Group, Inc., 3.477%, 04/12/2026	652,438	0.0
6,933,000		Morgan Stanley, 2.750%, 05/19/2022	7,012,243	0.1
3,840,000		Morgan Stanley, 3.700%, 10/23/2024	4,064,687	0.1
3,210,000		Morgan Stanley, 3.875%, 04/29/2024	3,374,463	0.0
3,524,000		Morgan Stanley, 4.000%, 07/23/2025	3,778,772	0.1
2,439,000	(3)	Morgan Stanley, 4.457%, 04/22/2039	2,781,100	0.0
4,155,000		Morgan Stanley, 5.500%, 07/28/2021	4,316,784	0.1
1,970,000	(3)	Morgan Stanley, 5.597%, 03/24/2051	2,794,372	0.0
5,540,000		MUFG Union Bank NA, 3.150%, 04/01/2022	5,543,687	0.1
2,990,000	(1),(3)	National Australia Bank Ltd., 3.933%, 08/02/2034	2,950,206	0.0
5,105,000	(1)	Nationwide Building Society, 2.000%, 01/27/2023	5,003,589	0.1
4,500,000	(2)	Navient Corp., 5.000%, 03/15/2027	3,902,400	0.1
1,000,000	(1),(2),(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	945,000	0.0
3,915,000	(1),(2)	New York Life Global Funding, 2.875%, 04/10/2024	4,026,762	0.1
1,345,000	(1),(2),(3)	Nordea Bank ABP, 6.125%, 12/31/2199	1,197,312	0.0
DKK 6	(4)	Nordea Kredit Realkreditaktieselskab, 6.000%, 07/01/2029	–	–
4,068,000	(1)	Northwestern Mutual Life Insurance Co/The, 3.625%, 09/30/2059	3,591,846	0.0
7,860,000		ORIX Corp., 3.250%, 12/04/2024	8,274,431	0.1
1,580,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,604,664	0.0
2,000,000		Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024	2,348,697	0.0
2,626,000	(2)	Prologis L.P., 2.250%, 04/15/2030	2,412,071	0.0
2,335,000		Prologis L.P., 3.000%, 04/15/2050	2,034,776	0.0
4,200,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	4,136,023	0.1
3,152,000		Regency Centers L.P., 2.950%, 09/15/2029	2,978,800	0.0
1,250,000		Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	1,321,958	0.0
9,225,000		Royal Bank of Canada, 2.250%, 11/01/2024	9,335,739	0.1

See Accompanying Notes to Financial Statements

31

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

4,410,000		Royal Bank of Canada, 2.560%, (US0003M + 0.660%), 10/05/2023	4,371,906	0.1
5,550,000		Royal Bank of Canada, 3.700%, 10/05/2023	5,853,998	0.1
9,148,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	9,258,508	0.1
459,000	(3)	Royal Bank of Scotland Group PLC, 4.269%, 03/22/2025	472,291	0.0
3,017,000	(3)	Royal Bank of Scotland Group PLC, 4.519%, 06/25/2024	3,042,231	0.0
5,930,000	(1)	Societe Generale SA, 3.000%, 01/22/2030	5,457,357	0.1
6,240,000		State Street Corp., 2.400%, 01/24/2030	6,117,250	0.1
5,250,000	(3)	State Street Corp., 3.031%, 11/01/2034	5,081,306	0.1
2,217,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	2,222,900	0.0
3,225,000		Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	3,221,903	0.0
300,000		Sumitomo Mitsui Financial Group, Inc., 3.010%, 10/19/2026	312,895	0.0
2,878,000		Toronto-Dominion Bank/The, 2.650%, 06/12/2024	2,943,717	0.0
5,920,000	(2)	Toronto-Dominion Bank/The, 3.150%, 09/17/2020	5,948,014	0.1
9,340,000		Toronto-Dominion Bank/The, 3.250%, 03/11/2024	9,779,143	0.1
6,822,000	(2)	Toronto-Dominion Bank/The, 3.500%, 07/19/2023	7,048,477	0.1
4,600,000	(2)	Truist Bank, 2.250%, 03/11/2030	4,223,282	0.1
3,293,000		Truist Bank, 3.200%, 04/01/2024	3,407,820	0.0
10,893,000	(3)	Truist Financial Corp., 4.800%, 12/31/2199	9,375,551	0.1
4,125,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.250%, 02/05/2025	3,476,550	0.0
7,760,000	(1)	UBS AG/London, 2.450%, 12/01/2020	7,741,229	0.1
1,470,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	1,514,820	0.0
3,180,000		UBS AG, 5.125%, 05/15/2024	3,211,800	0.0
7,779,000	(1),(3)	UBS Group AG, 2.859%, 08/15/2023	7,722,130	0.1
2,565,000	(1),(3)	UBS Group AG, 3.126%, 08/13/2030	2,507,577	0.0
5,000,000		US Bank NA/Cincinnati OH, 2.050%, 01/21/2025	4,984,746	0.1
9,435,000	(3)	Wells Fargo & Co., 2.406%, 10/30/2025	9,313,037	0.1
10,000,000	(3)	Wells Fargo & Co., 2.879%, 10/30/2030	9,936,917	0.1
6,670,000		Wells Fargo & Co., 3.750%, 01/24/2024	7,074,832	0.1
4,723,000		Wells Fargo & Co., 4.125%, 08/15/2023	4,878,339	0.1
2,631,000		Wells Fargo & Co., 4.750%, 12/07/2046	3,051,032	0.0
2,660,000	(3)	Wells Fargo & Co., 4.478%, 04/04/2031	3,020,016	0.0
3,115,000	(3)	Wells Fargo & Co., 5.013%, 04/04/2051	3,983,438	0.1
4,455,000	(3)	Wells Fargo Bank NA, 2.082%, 09/09/2022	4,437,364	0.1
12,450,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	12,800,518	0.2
2,270,000		Westpac Banking Corp., 2.350%, 02/19/2025	2,293,701	0.0
5,180,000		XLIT Ltd., 4.450%, 03/31/2025	5,360,060	0.1
2,000,000		XLIT Ltd., 5.250%, 12/15/2043	2,277,255	0.0
2,511,000		XLIT Ltd., 5.500%, 03/31/2045	2,918,748	0.0
			844,706,189	10.3

		Industrial: 2.0%
1,335,000		3M Co., 3.700%, 04/15/2050	1,498,029	0.0
4,000,000		AECOM, 5.125%, 03/15/2027	3,634,170	0.1
8,620,000	(1)	Airbus Finance BV, 2.700%, 04/17/2023	8,446,989	0.1
5,435,000		Amphenol Corp., 2.800%, 02/15/2030	4,979,850	0.1
2,530,000	(3)	BNSF Funding Trust I, 6.613%, 12/15/2055	2,483,815	0.0
8,465,000	(1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	7,666,116	0.1
4,885,000		Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	5,508,444	0.1
1,165,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	1,384,334	0.0
2,728,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	3,559,212	0.1
2,350,000	(1)	Carrier Global Corp., 2.242%, 02/15/2025	2,302,830	0.0
3,290,000	(1)	Carrier Global Corp., 2.493%, 02/15/2027	3,155,593	0.0
2,965,000	(1)	Carrier Global Corp., 2.722%, 02/15/2030	2,745,536	0.0
3,085,000	(1)	Carrier Global Corp., 3.577%, 04/05/2050	2,786,900	0.0
5,615,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	5,718,356	0.1
3,185,000		Caterpillar, Inc., 3.250%, 09/19/2049	3,219,915	0.1
200,000		Cemex SAB de CV, 6.125%, 05/05/2025	178,749	0.0
2,715,000		CSX Corp., 4.650%, 03/01/2068	2,974,146	0.0
890,000		CSX Corp., 4.500%, 08/01/2054	1,011,695	0.0
1,957,000		Deere & Co., 3.750%, 04/15/2050	2,287,357	0.0

See Accompanying Notes to Financial Statements

32

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,428,000		FedEx Corp., 3.900%, 02/01/2035	1,401,847	0.0
4,000,000		FedEx Corp., 4.050%, 02/15/2048	3,540,007	0.1
2,647,000		FedEx Corp., 4.400%, 01/15/2047	2,423,621	0.0
1,475,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	1,007,159	0.0
5,327,000		General Dynamics Corp., 3.500%, 04/01/2027	5,737,832	0.1
4,250,000		Keysight Technologies, Inc., 3.000%, 10/30/2029	4,039,996	0.1
4,940,000		Lockheed Martin Corp., 4.070%, 12/15/2042	5,797,939	0.1
3,379,000		Norfolk Southern Corp., 3.650%, 08/01/2025	3,496,312	0.1
434,000		Northrop Grumman Corp., 2.930%, 01/15/2025	442,634	0.0
3,975,000	(1),(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	3,920,364	0.1
2,395,000	(2)	Packaging Corp. of America, 4.050%, 12/15/2049	2,406,684	0.0
2,335,000		Rockwell Collins, Inc., 3.200%, 03/15/2024	2,413,296	0.0
3,686,000		Rockwell Collins, Inc., 3.500%, 03/15/2027	3,842,729	0.0
5,565,000	(1),(2)	Sealed Air Corp., 4.000%, 12/01/2027	5,217,744	0.1
2,570,000	(1)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/2021	2,549,307	0.0
2,540,000	(1),(2)	SMBC Aviation Capital Finance DAC, 3.550%, 04/15/2024	2,715,990	0.0
1,125,000	(1)	Standard Industries, Inc./NJ, 4.750%, 01/15/2028	1,043,907	0.0
2,885,000	(1),(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	2,645,451	0.0
6,290,000		Stanley Black & Decker, Inc., 2.900%, 11/01/2022	6,298,218	0.1
4,150,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	3,895,792	0.1
2,720,000		Textron, Inc., 3.000%, 06/01/2030	2,551,177	0.0
5,745,000	(1)	TTX Co., 3.600%, 01/15/2025	6,071,147	0.1
1,000,000		Union Pacific Corp., 2.400%, 02/05/2030	979,552	0.0
2,700,000		Union Pacific Corp., 3.250%, 02/05/2050	2,660,922	0.0
1,148,000		Union Pacific Corp., 3.750%, 02/05/2070	1,206,728	0.0
3,920,000		United Parcel Service, Inc., 2.050%, 04/01/2021	3,916,559	0.1
951,000	(2)	United Parcel Service, Inc., 2.500%, 04/01/2023	994,574	0.0
2,431,000	(2)	United Parcel Service, Inc., 2.800%, 11/15/2024	2,531,278	0.0
3,155,000		United Parcel Service, Inc., 3.400%, 09/01/2049	3,193,408	0.0
721,000		United Technologies Corp., 3.650%, 08/16/2023	759,490	0.0
6,000,000		United Technologies Corp., 4.500%, 06/01/2042	6,998,352	0.1
534,000		United Technologies Corp., 5.400%, 05/01/2035	657,935	0.0
792,000		United Technologies Corp., 6.125%, 07/15/2038	1,149,076	0.0
2,209,000	(1)	Vinci SA, 3.750%, 04/10/2029	2,390,498	0.0
			166,439,561	2.0

		Technology: 1.6%
562,000		Analog Devices, Inc., 3.500%, 12/05/2026	569,792	0.0
5,675,000		Apple, Inc., 2.400%, 01/13/2023	5,856,424	0.1
4,128,000		Apple, Inc., 3.450%, 02/09/2045	4,683,410	0.1
7,492,000		Apple, Inc., 3.750%, 09/12/2047	8,857,399	0.1
5,095,000		Apple, Inc., 3.750%, 11/13/2047	6,122,371	0.1
963,000		Apple, Inc., 4.450%, 05/06/2044	1,246,111	0.0
3,840,000		Broadridge Financial Solutions, Inc., 2.900%, 12/01/2029	3,618,141	0.1
2,143,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,284,810	0.0
2,695,000		Fiserv, Inc., 2.750%, 07/01/2024	2,684,966	0.0
8,847,000		Fiserv, Inc., 3.200%, 07/01/2026	9,126,072	0.1
2,895,000	(2)	HP, Inc., 4.050%, 09/15/2022	3,029,151	0.0
5,885,000		HP, Inc., 4.300%, 06/01/2021	6,132,110	0.1
2,000,000		IBM Credit LLC, 3.000%, 02/06/2023	2,070,638	0.0
2,289,000	(2)	International Business Machines Corp., 2.875%, 11/09/2022	2,371,171	0.0
7,595,000		International Business Machines Corp., 3.300%, 05/15/2026	8,163,879	0.1
1,975,000		Intel Corp., 3.100%, 02/15/2060	2,164,632	0.0
11,150,000		Intel Corp., 3.250%, 11/15/2049	12,134,439	0.2
6,701,000		Microsoft Corp., 2.400%, 08/08/2026	7,102,767	0.1
9,677,000		Microsoft Corp., 3.700%, 08/08/2046	11,529,005	0.2

See Accompanying Notes to Financial Statements

33

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

6,002,000		Microsoft Corp., 4.450%, 11/03/2045	7,924,312	0.1
1,820,000		NVIDIA Corp., 3.500%, 04/01/2040	1,940,329	0.0
2,425,000		NVIDIA Corp., 3.500%, 04/01/2050	2,654,930	0.0
1,855,000		NVIDIA Corp., 3.700%, 04/01/2060	2,015,853	0.0
3,692,000		Oracle Corp., 3.600%, 04/01/2040	3,688,254	0.1
370,000		Oracle Corp., 3.850%, 07/15/2036	387,721	0.0
8,841,000		Oracle Corp., 4.000%, 11/15/2047	9,752,561	0.1
1,865,000		Texas Instruments, Inc., 3.875%, 03/15/2039	2,155,026	0.0
			130,266,274	1.6

		Utilities: 4.0%
1,059,000	(2)	AEP Texas, Inc., 3.450%, 01/15/2050	957,391	0.0
2,639,000		AEP Transmission Co. LLC, 3.650%, 04/01/2050	2,729,546	0.0
3,770,000		Alabama Power Co., 3.375%, 10/01/2020	3,700,789	0.1
2,480,000	(2)	Alabama Power Co., 3.450%, 10/01/2049	2,535,239	0.0
1,927,000		Ameren Corp., 2.700%, 11/15/2020	1,921,546	0.0
1,443,000		Ameren Corp., 3.500%, 01/15/2031	1,439,580	0.0
3,136,000		American Electric Power Co., Inc., 3.250%, 03/01/2050	2,762,794	0.0
7,500,000	(1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	8,533,098	0.1
5,385,000	(1)	American Transmission Systems, Inc., 5.250%, 01/15/2022	5,731,769	0.1
2,595,000		Arizona Public Service Co., 4.200%, 08/15/2048	2,665,609	0.0
4,801,000		Avangrid, Inc., 3.800%, 06/01/2029	4,925,304	0.1
2,510,000	(2)	Baltimore Gas & Electric Co., 3.200%, 09/15/2049	2,403,404	0.0
1,000,000		Baltimore Gas & Electric Co., 3.350%, 07/01/2023	1,031,233	0.0
3,250,000		Black Hills Corp., 3.050%, 10/15/2029	3,139,886	0.0
1,720,000		Black Hills Corp., 4.250%, 11/30/2023	1,807,338	0.0
2,750,000		Black Hills Corp., 4.350%, 05/01/2033	3,372,290	0.1
566,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	589,058	0.0
6,300,000	(1),(2)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	5,610,213	0.1
2,166,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	2,052,052	0.0
4,990,000		Commonwealth Edison Co., 3.750%, 08/15/2047	5,422,291	0.1
1,864,000		Consolidated Edison Co. of New York, Inc., 4.000%, 11/15/2057	1,937,636	0.0
2,591,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	2,915,596	0.0
831,000		Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	985,842	0.0
633,000		Delmarva Power & Light Co., 3.500%, 11/15/2023	652,942	0.0
3,185,000		Dominion Energy Gas Holdings LLC, 2.500%, 11/15/2024	3,100,685	0.0
4,865,000	(3)	Dominion Energy, Inc., 4.650%, 12/31/2199	4,375,119	0.1
3,860,000		DTE Electric Co., 2.250%, 03/01/2030	3,748,981	0.1
7,263,000	(2)	DTE Electric Co., 2.950%, 03/01/2050	6,834,485	0.1
1,790,000		DTE Electric Co., 3.950%, 03/01/2049	1,961,608	0.0
1,210,000		DTE Electric Co., 4.050%, 05/15/2048	1,379,568	0.0
1,539,000		Duke Energy Carolinas LLC, 2.950%, 12/01/2026	1,612,317	0.0
4,390,000	(2)	Duke Energy Carolinas LLC, 3.200%, 08/15/2049	4,455,920	0.1
2,340,000		Duke Energy Carolinas LLC, 3.700%, 12/01/2047	2,585,676	0.0
2,185,000		Duke Energy Carolinas LLC, 4.000%, 09/30/2042	2,471,503	0.0
2,155,000	(3)	Duke Energy Corp., 4.875%, 12/31/2199	1,811,698	0.0
3,030,000		Duke Energy Florida LLC, 4.200%, 07/15/2048	3,469,397	0.1
3,500,000		Duke Energy Indiana LLC, 3.250%, 10/01/2049	3,553,768	0.1
3,723,000		Duke Energy Progress LLC, 3.700%, 10/15/2046	4,034,046	0.1
3,677,000		Duke Energy Progress LLC, 4.200%, 08/15/2045	4,225,567	0.1
1,200,000		Duke Energy Indiana LLC, 3.750%, 05/15/2046	1,310,519	0.0
4,000,000		Duke Energy Progress LLC, 4.100%, 05/15/2042	4,599,773	0.1
3,323,000		Entergy Corp., 2.950%, 09/01/2026	3,301,398	0.0
3,860,000		Entergy Gulf States Louisiana LLC, 3.950%, 10/01/2020	3,841,073	0.1

See Accompanying Notes to Financial Statements

34

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

7,875,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	9,074,298	0.1
2,172,000		Entergy Texas, Inc., 4.000%, 03/30/2029	2,375,028	0.0
1,758,000		Entergy Louisiana LLC, 2.900%, 03/15/2051	1,556,451	0.0
6,480,000		Entergy Louisiana LLC, 4.050%, 09/01/2023	6,632,480	0.1
3,038,000		Entergy Louisiana LLC, 4.200%, 09/01/2048	3,464,979	0.1
2,882,000		Evergy Kansas Central, Inc., 3.250%, 09/01/2049	2,945,913	0.0
6,159,000		Eversource Energy, 2.900%, 10/01/2024	6,329,023	0.1
2,871,000	(2)	Eversource Energy, 3.450%, 01/15/2050	2,621,109	0.0
3,617,000		Exelon Corp., 3.497%, 06/01/2022	3,504,166	0.1
1,060,000		Exelon Corp., 4.050%, 04/15/2030	1,051,949	0.0
1,585,000		Exelon Corp., 4.700%, 04/15/2050	1,662,327	0.0
3,475,000		FirstEnergy Corp., 2.850%, 07/15/2022	3,393,089	0.1
1,519,000		FirstEnergy Corp., 4.250%, 03/15/2023	1,553,212	0.0
1,725,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	1,656,355	0.0
3,055,000		Georgia Power Co., 2.200%, 09/15/2024	2,871,579	0.0
2,124,000		Georgia Power Co., 5.750%, 04/15/2023	2,259,796	0.0
1,444,000		Idaho Power Co., 4.200%, 03/01/2048	1,682,245	0.0
6,060,000		Inkia Energy Ltd., 5.875%, 11/09/2027	5,363,100	0.1
4,400,000		Interstate Power & Light Co., 3.250%, 12/01/2024	4,457,738	0.1
11,576,000		IPALCO Enterprises, Inc., 3.450%, 07/15/2020	11,575,115	0.2
3,199,000	(1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	3,426,674	0.1
3,950,000	(1)	Kallpa Generacion SA, 4.125%, 08/16/2027	3,582,857	0.1
2,862,000	(2)	LG&E & KU Energy LLC, 3.750%, 11/15/2020	2,842,738	0.0
1,950,000	(1)	Metropolitan Edison Co., 3.500%, 03/15/2023	2,032,264	0.0
2,430,000		MidAmerican Energy Co., 3.150%, 04/15/2050	2,475,669	0.0
1,702,000		MidAmerican Energy Co., 3.500%, 10/15/2024	1,794,650	0.0
5,027,000		Mississippi Power Co., 4.250%, 03/15/2042	4,841,139	0.1
375,000		Mississippi Power Co., 4.750%, 10/15/2041	363,121	0.0
2,880,000	(3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	2,872,570	0.0
5,049,000		NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	5,176,481	0.1
1,901,000		NiSource, Inc., 5.950%, 06/15/2041	2,207,604	0.0
4,760,000	(2)	NiSource, Inc., 3.650%, 06/15/2023	4,880,621	0.1
3,175,000	(2)	NRG Energy, Inc., 5.750%, 01/15/2028	3,256,121	0.0
555,000		NSTAR Electric Co., 2.375%, 10/15/2022	580,354	0.0
1,137,000		Ohio Power Co., 5.375%, 10/01/2021	1,189,775	0.0
1,138,000		PECO Energy Co., 4.150%, 10/01/2044	1,279,065	0.0
750,000	(1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	786,407	0.0
2,675,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	2,807,051	0.0
4,500,000	(1)	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	4,722,143	0.1
3,035,000		Pinnacle West Capital Corp., 2.250%, 11/30/2020	3,039,420	0.0
7,000,000		PNM Resources, Inc., 3.250%, 03/09/2021	7,046,586	0.1
6,952,000		Public Service Electric & Gas Co., 3.000%, 05/15/2025	7,155,453	0.1
5,924,000		Public Service Electric & Gas Co., 3.250%, 09/01/2023	6,111,138	0.1
2,758,000	(2)	San Diego Gas & Electric Co., 3.000%, 08/15/2021	2,780,799	0.0
3,937,000		Sempra Energy, 3.800%, 02/01/2038	3,710,329	0.1
5,750,000	(2)	Sierra Pacific Power Co., 2.600%, 05/01/2026	5,761,933	0.1
435,000		Southern California Edison Co., 2.400%, 02/01/2022	424,107	0.0
2,415,000	(2)	Southern California Edison Co., 3.650%, 02/01/2050	2,356,867	0.0
980,000	(2)	Southern California Edison Co., 3.875%, 06/01/2021	971,602	0.0
813,000		Southern California Edison Co., 4.050%, 03/15/2042	851,337	0.0
1,444,000		Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	1,437,938	0.0
1,680,000		Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	1,911,582	0.0
3,690,000		Tampa Electric Co., 5.400%, 05/15/2021	3,790,526	0.1

See Accompanying Notes to Financial Statements

35

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,710,000		Tucson Electric Power Co., 4.850%, 12/01/2048	1,939,100	0.0
2,500,000		Union Electric Co., 3.250%, 10/01/2049	2,286,369	0.0
1,945,000	(2)	Union Electric Co., 3.500%, 03/15/2029	2,071,413	0.0
2,260,000		Union Electric Co., 3.900%, 09/15/2042	2,458,802	0.0
5,165,000		Virginia Electric & Power Co., 3.800%, 09/15/2047	5,544,800	0.1
1,476,000	(2)	Virginia Electric & Power Co., 2.875%, 07/15/2029	1,472,514	0.0
1,915,000		Virginia Electric & Power Co., 3.450%, 09/01/2022	1,945,641	0.0
3,485,000		Washington Gas Light Co., 3.650%, 09/15/2049	3,188,323	0.0
763,000		WEC Energy Group, Inc., 3.100%, 03/08/2022	772,560	0.0
			328,671,942	4.0

	Total Corporate Bonds/Notes
	(Cost $2,735,430,477)		2,672,653,193	32.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 20.8%
1,009,817	(1),(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.880%, 09/25/2044	952,106	0.0
2,808,625		Alternative Loan Trust 2004-J7 MI, 1.967%, (US0001M + 1.020%), 10/25/2034	2,572,445	0.0
2,774,073		Alternative Loan Trust 2005-10CB 1A1, 1.447%, (US0001M + 0.500%), 05/25/2035	2,100,714	0.0
2,309,395		Alternative Loan Trust 2005-51 3A2A, 3.256%, (12MTA + 1.290%), 11/20/2035	1,913,236	0.0
704,090		Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	598,304	0.0
893,376		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	816,060	0.0
1,659,243		Alternative Loan Trust 2005-J2 1A12, 1.347%, (US0001M + 0.400%), 04/25/2035	1,290,796	0.0
783,274		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	543,207	0.0
176,465		Alternative Loan Trust 2006-18CB A10, 1.347%, (US0001M + 0.400%), 07/25/2036	81,358	0.0
1,058,299		Alternative Loan Trust 2006-19CB A28, 1.547%, (US0001M + 0.600%), 08/25/2036	577,435	0.0
937,939		Alternative Loan Trust 2006-HY11 A1, 1.067%, (US0001M + 0.120%), 06/25/2036	799,309	0.0
1,142,482		Alternative Loan Trust 2007-23CB A3, 1.447%, (US0001M + 0.500%), 09/25/2037	452,191	0.0
2,925,053		Alternative Loan Trust 2007-2CB 2A1, 1.547%, (US0001M + 0.600%), 03/25/2037	1,443,026	0.0
1,117,926		Alternative Loan Trust 2007-3T1 1A11, 6.000%, 04/25/2037	717,808	0.0
1,084,858		Alternative Loan Trust 2007-8CB A3, 1.447%, (US0001M + 0.500%), 05/25/2037	531,262	0.0
1,955,652		American Home Mortgage Assets Trust 2007-4 A4, 1.237%, (US0001M + 0.290%), 08/25/2037	1,515,851	0.0
2,473,473	(1),(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	2,361,507	0.0
1,011,229		Banc of America Funding 2007-2 1A16 Trust, 1.547%, (US0001M + 0.600%), 03/25/2037	722,249	0.0
1,038,114	(5)	Banc of America Mortgage 2007-2 A8 Trust, 6.000%, 05/25/2037	224,577	0.0
1,408,823	(3)	Bear Stearns ALT-A Trust 2005-4 23A1, 3.882%, 05/25/2035	1,275,098	0.0
1,851,058	(3)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.253%, 09/25/2035	1,590,728	0.0
4,530,504		Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.137%, (US0001M + 0.190%), 01/25/2037	3,801,036	0.1
1,905,745	(1),(3)	Chase Mortgage Finance Corp. 2019-1 B2, 3.967%, 03/25/2050	1,543,022	0.0
2,226,180	(1),(3)	Chase Mortgage Finance Corp. 2019-1 B3, 3.967%, 03/25/2050	2,153,804	0.0
1,891,847	(3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.826%, 11/25/2034	1,713,430	0.0
691,157		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	517,893	0.0
1,369,284	(1),(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,363,593	0.0
1,302,190	(1),(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,329,424	0.0

See Accompanying Notes to Financial Statements

36

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

6,446,246	(1),(3)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	6,495,930	0.1
2,973,518	(1),(3)	CIM Trust 2019-J2 B2, 3.856%, 10/25/2049	2,417,323	0.0
991,173	(1),(3)	CIM Trust 2019-J2 B3, 3.856%, 10/25/2049	768,378	0.0
2,600,000	(1),(3)	CIM Trust 2019-R5 M2, 3.250%, 09/25/2059	2,333,228	0.0
1,329,532		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	1,275,699	0.0
1,535,698	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.344%, 11/25/2036	1,162,947	0.0
627,015	(3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.128%, 09/25/2037	553,392	0.0
1,575,907	(1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	1,507,829	0.0
1,680,000	(1),(3)	COLT 2018-2 M1 Mortgage Loan Trust, 4.189%, 07/27/2048	1,621,315	0.0
1,550,000	(1),(3)	COLT 2018-3 M1 Mortgage Loan Trust, 4.283%, 10/26/2048	1,501,773	0.0
2,000,000	(1),(3)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,850,676	0.0
1,887,464	(1),(3)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	1,852,027	0.0
7,550,000	(1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.947%, (US0001M + 2.000%), 01/25/2040	5,002,444	0.1
543,897		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.447%, (US0001M + 0.500%), 11/25/2035	242,990	0.0
5,912,165		Countrywide Asset-Backed Certificates 2005-IM1 M1, 1.667%, (US0001M + 0.720%), 11/25/2035	5,550,257	0.1
1,814,939	(1)	CSMC Series 2008-2R 1A1, 6.000%, 07/25/2037	1,607,394	0.0
1,616,914	(1),(3)	CSMC Trust 2015-2 B3, 3.922%, 02/25/2045	1,600,823	0.0
1,800,000	(1),(3)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,698,039	0.0
1,360,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	1,321,474	0.0
1,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	965,474	0.0
2,300,000	(1),(3)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,188,068	0.0
1,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2019-4 M1, 3.484%, 10/25/2059	859,780	0.0
3,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2020-1 M1, 3.010%, 01/25/2060	2,454,764	0.0
90,711,977	(3),(5)	Deutsche ALT-A Securities, Inc. ALT 07-AB1 X, 0.845%, 04/25/2037	4,253,566	0.1
3,251,458	(1),(3)	Ellington Financial Mortgage Trust 2019-2 A3, 3.046%, 11/25/2059	3,151,980	0.1
4,535,593	(5)	Fannie Mae 2008-12 SC, 5.403%, (-1.000*US0001M + 6.350%), 03/25/2038	965,944	0.0
8,358,699		Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	9,800,132	0.1
866,058		Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	922,331	0.0
5,919,751		Fannie Mae 2012-66 EP, 4.000%, 06/25/2042	7,136,981	0.1
5,237,793		Fannie Mae 2013-116 UB, 4.000%, 11/25/2043	5,757,126	0.1
4,084,276		Fannie Mae 2013-20 DL, 4.000%, 03/25/2033	4,600,030	0.1
27,023,469	(5)	Fannie Mae 2016-82 SD, 5.103%, (-1.000*US0001M + 6.050%), 11/25/2046	6,067,028	0.1
5,704,946		Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	6,161,501	0.1
16,055,858	(5)	Fannie Mae 2018-86 US, 5.643%, (-1.000*US0001M + 6.590%), 09/25/2040	3,932,667	0.1
21,016,364		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.197%, (US0001M + 4.250%), 04/25/2029	20,455,553	0.3
7,008,840		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.947%, (US0001M + 4.000%), 05/25/2025	6,584,888	0.1

See Accompanying Notes to Financial Statements

37

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

200,324	Fannie Mae Connecticut Avenue Securities 2015-C02 2M2, 4.947%, (US0001M + 4.000%), 05/25/2025	190,908	0.0
1,388,668	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.947%, (US0001M + 5.000%), 07/25/2025	1,352,312	0.0
10,078,792	Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 6.497%, (US0001M + 5.550%), 04/25/2028	9,435,315	0.1
3,317,584	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.247%, (US0001M + 4.300%), 02/25/2025	3,158,764	0.1
626,661	Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 7.897%, (US0001M + 6.950%), 08/25/2028	632,370	0.0
15,039,496	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 5.197%, (US0001M + 4.250%), 01/25/2029	14,300,971	0.2
18,690,686	Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 5.397%, (US0001M + 4.450%), 01/25/2029	18,037,927	0.2
11,342,749	Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 5.297%, (US0001M + 4.350%), 05/25/2029	10,941,318	0.1
3,577,926	Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.497%, (US0001M + 3.550%), 07/25/2029	3,312,547	0.1
16,484,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.597%, (US0001M + 3.650%), 09/25/2029	12,032,354	0.2
4,750,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.947%, (US0001M + 3.000%), 10/25/2029	4,269,044	0.1
10,900,000	Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 3.797%, (US0001M + 2.850%), 11/25/2029	9,646,761	0.1
13,762,512	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.147%, (US0001M + 2.200%), 01/25/2030	12,311,610	0.2
1,430,351	Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 3.597%, (US0001M + 2.650%), 02/25/2030	1,274,661	0.0
13,855,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.347%, (US0001M + 2.400%), 05/28/2030	12,496,027	0.2
8,568,497	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 3.447%, (US0001M + 2.500%), 05/25/2030	7,497,457	0.1
10,865,013	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 3.747%, (US0001M + 2.800%), 02/25/2030	9,183,639	0.1
13,769,786	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.147%, (US0001M + 2.200%), 08/25/2030	11,531,033	0.2
5,550,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.097%, (US0001M + 2.150%), 10/25/2030	4,679,096	0.1
11,529,897	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.497%, (US0001M + 2.550%), 12/25/2030	9,577,636	0.1
19,615,000	Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 3.297%, (US0001M + 2.350%), 01/25/2031	16,709,008	0.2
13,861,818	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.947%, (US0001M + 2.000%), 03/25/2031	12,346,103	0.2

See Accompanying Notes to Financial Statements

38

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

12,658,696		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 3.047%, (US0001M + 2.100%), 03/25/2031	10,768,844	0.1
20,015,652		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 3.197%, (US0001M + 2.250%), 07/25/2030	17,539,434	0.2
5,297,283	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 3.247%, (US0001M + 2.300%), 08/25/2031	4,439,046	0.1
4,050,000	(1)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 3.047%, (US0001M + 2.100%), 06/25/2039	3,340,676	0.1
11,372,170	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 3.347%, (US0001M + 2.400%), 04/25/2031	9,846,772	0.1
3,300,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.997%, (US0001M + 2.050%), 01/25/2040	2,008,500	0.0
7,402,991		Fannie Mae Connecticut Avenue Securities, 6.647%, (US0001M + 5.700%), 04/25/2028	7,412,703	0.1
16,519		Fannie Mae Grantor Trust 1998-T2 A6, 0.108%, (US0001M + 0.550%), 01/25/2032	17,019	0.0
14,107	(5)	Fannie Mae Interest Strip Series 104 2, 9.500%, 10/25/2021	726	0.0
458,540	(5)	Fannie Mae Interest Strip Series 418 20, 3.000%, 05/25/2043	35,314	0.0
1,306,108	(5)	Fannie Mae Interest Strip Series 418 59, 3.000%, 08/25/2028	83,616	0.0
484	(5)	Fannie Mae Interest Strip Series 83 2, 9.500%, 09/25/2020	6	0.0
147,686		Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	166,265	0.0
153,831	(5)	Fannie Mae REMIC Trust 1999-6 SE, 6.885%, (-1.000*US0001M + 7.685%), 02/17/2029	12,975	0.0
1,202,523		Fannie Mae REMIC Trust 2003-105 AZ, 5.500%, 10/25/2033	1,396,448	0.0
424,091		Fannie Mae REMIC Trust 2003-45 FJ, 3.081%, (US0001M + 1.500%), 06/25/2033	436,757	0.0
1,591,075	(5)	Fannie Mae REMIC Trust 2003-66 SA, 6.703%, (-1.000*US0001M + 7.650%), 07/25/2033	397,889	0.0
287,847	(5)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	61,554	0.0
784,421		Fannie Mae REMIC Trust 2003-84 PZ, 5.000%, 09/25/2033	899,317	0.0
1,139,787		Fannie Mae REMIC Trust 2004-50 VZ, 5.500%, 07/25/2034	1,300,499	0.0
23,647		Fannie Mae REMIC Trust 2004-56 FE, 1.397%, (US0001M + 0.450%), 10/25/2033	23,530	0.0
599,202		Fannie Mae REMIC Trust 2004-7 Z, 5.500%, 02/25/2034	670,675	0.0
1,222,242		Fannie Mae REMIC Trust 2004-75 ZG, 4.500%, 10/25/2034	1,343,843	0.0
3,059,543		Fannie Mae REMIC Trust 2005-25 Z, 5.000%, 04/25/2035	3,484,611	0.1
153,901		Fannie Mae REMIC Trust 2006-104 ES, 28.717%, (-5.000*US0001M + 33.450%), 11/25/2036	296,276	0.0
2,703,758	(5)	Fannie Mae REMIC Trust 2006-12 SD, 5.803%, (-1.000*US0001M + 6.750%), 10/25/2035	556,883	0.0
833,604	(5)	Fannie Mae REMIC Trust 2006-123 UI, 5.793%, (-1.000*US0001M + 6.740%), 01/25/2037	212,296	0.0
209,699	(5)	Fannie Mae REMIC Trust 2006-72 HS, 5.753%, (-1.000*US0001M + 6.700%), 08/25/2026	29,063	0.0
30,943		Fannie Mae REMIC Trust 2007-10 Z, 6.000%, 02/25/2037	35,762	0.0
4,439,512	(5)	Fannie Mae REMIC Trust 2007-91 AS, 5.453%, (-1.000*US0001M + 6.400%), 10/25/2037	1,152,793	0.0
1,906,726		Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	2,147,125	0.0
9,174,214	(3)	Fannie Mae REMIC Trust 2009-50 HZ, 5.544%, 02/25/2049	10,416,910	0.1
2,146,141	(5)	Fannie Mae REMIC Trust 2009-90 TS, 5.203%, (-1.000*US0001M + 6.150%), 11/25/2039	444,965	0.0

See Accompanying Notes to Financial Statements

39

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,561,459	(5)	Fannie Mae REMIC Trust 2010-118 GS, 5.003%, (-1.000*US0001M + 5.950%), 10/25/2039	196,925	0.0
5,790,269	(5)	Fannie Mae REMIC Trust 2010-123 SL, 5.123%, (-1.000*US0001M + 6.070%), 11/25/2040	1,103,674	0.0
6,445,773	(5)	Fannie Mae REMIC Trust 2010-41 SB, 5.453%, (-1.000*US0001M + 6.400%), 05/25/2040	1,348,539	0.0
1,861,021	(5)	Fannie Mae REMIC Trust 2010-43 VS, 5.503%, (-1.000*US0001M + 6.450%), 05/25/2040	377,580	0.0
11,049,000		Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	12,763,336	0.2
2,023,823	(5)	Fannie Mae REMIC Trust 2011-102 SA, 5.653%, (-1.000*US0001M + 6.600%), 10/25/2041	377,060	0.0
3,181,332		Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	3,585,085	0.1
2,894,212	(5)	Fannie Mae REMIC Trust 2011-93 GS, 5.603%, (-1.000*US0001M + 6.550%), 04/25/2039	742,691	0.0
985,556	(5)	Fannie Mae REMIC Trust 2012-103 IT, 4.000%, 04/25/2041	27,465	0.0
7,695,842	(5)	Fannie Mae REMIC Trust 2012-122 SB, 5.203%, (-1.000*US0001M + 6.150%), 11/25/2042	1,406,162	0.0
3,968,536	(5)	Fannie Mae REMIC Trust 2012-128 LI, 3.500%, 06/25/2042	351,242	0.0
7,329,592	(5)	Fannie Mae REMIC Trust 2012-133 AS, 5.253%, (-1.000*US0001M + 6.200%), 10/25/2042	1,470,530	0.0
1,132,719	(5)	Fannie Mae REMIC Trust 2012-149 GI, 3.500%, 06/25/2042	126,109	0.0
4,798,222	(5)	Fannie Mae REMIC Trust 2012-15 SP, 5.673%, (-1.000*US0001M + 6.620%), 06/25/2040	402,110	0.0
2,584,843	(5)	Fannie Mae REMIC Trust 2012-24 HS, 5.603%, (-1.000*US0001M + 6.550%), 09/25/2040	321,433	0.0
6,152,487	(5)	Fannie Mae REMIC Trust 2012-30 QS, 5.653%, (-1.000*US0001M + 6.600%), 04/25/2031	518,468	0.0
1,663,732	(5)	Fannie Mae REMIC Trust 2012-68 YS, 5.753%, (-1.000*US0001M + 6.700%), 07/25/2042	286,605	0.0
2,707,490	(5)	Fannie Mae REMIC Trust 2013-26 JS, 5.253%, (-1.000*US0001M + 6.200%), 10/25/2032	291,684	0.0
9,495,243	(5)	Fannie Mae REMIC Trust 2013-60 DS, 5.253%, (-1.000*US0001M + 6.200%), 06/25/2033	1,392,651	0.0
8,123,643	(5)	Fannie Mae REMIC Trust 2013-9 SM, 5.303%, (-1.000*US0001M + 6.250%), 02/25/2033	1,483,766	0.0
5,645,367	(5)	Fannie Mae REMIC Trust 2014-17 DS, 5.253%, (-1.000*US0001M + 6.200%), 02/25/2043	626,138	0.0
2,845,877	(5)	Fannie Mae REMIC Trust 2014-28 BS, 5.253%, (-1.000*US0001M + 6.200%), 08/25/2043	439,503	0.0
3,019,000		Fannie Mae REMIC Trust 2015-17 MK, 2.500%, 12/25/2041	3,303,815	0.1
53,796,685	(5)	Fannie Mae REMIC Trust 2015-79 SA, 5.303%, (-1.000*US0001M + 6.250%), 11/25/2045	11,744,204	0.2
21,970,122	(5)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	4,556,184	0.1
37,766,350	(5)	Fannie Mae REMICS 16-60 SB, 5.153%, (-1.000*US0001M + 6.100%), 09/25/2046	7,886,600	0.1
4		Fannie Mae REMICS 1990-59 K, 1184.190%, 06/25/2020	6	0.0
147,729	(5)	Fannie Mae REMICS 1997-18 SG, 7.300%, (-1.000*US0001M + 8.100%), 03/17/2027	19,788	0.0
96,610	(5)	Fannie Mae REMICS 1997-91 FC, 0.000%, (US0001M + (8.500)%), 11/25/2023	0	–
10,424	(5)	Fannie Mae REMICS 1999-57 SC, 8.950%, (-1.000*US0001M + 9.750%), 11/17/2029	274	0.0
5,199	(5)	Fannie Mae REMICS 2000-38 SK, 8.400%, (-1.000*US0001M + 9.200%), 10/17/2030	68	0.0
323,758	(5)	Fannie Mae REMICS 2001-72 SC, 1.000%, (-1.000*US0001M + 8.500%), 12/25/2031	12,002	0.0

See Accompanying Notes to Financial Statements

40

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

108,840	(5)	Fannie Mae REMICS 2001-8 SK, 8.138%, (-1.000*US0001M + 8.750%), 03/18/2031	17,140	0.0
78	(5)	Fannie Mae REMICS 2001-8 SO, 9.027%, (-1.000*US0001M + 9.800%), 02/20/2031	2	0.0
690,504	(5)	Fannie Mae REMICS 2003-49 SW, 6.053%, (-1.000*US0001M + 7.000%), 01/25/2033	141,901	0.0
5,600,642	(5)	Fannie Mae REMICS 2004-54 SN, 6.103%, (-1.000*US0001M + 7.050%), 07/25/2034	1,270,540	0.0
297,538	(5)	Fannie Mae REMICS 2004-88 JH, 5.653%, (-1.000*US0001M + 6.600%), 06/25/2033	4,688	0.0
1,458,912	(5)	Fannie Mae REMICS 2005-75 SP, 5.803%, (-1.000*US0001M + 6.750%), 08/25/2035	266,508	0.0
2,909,309	(5)	Fannie Mae REMICS 2006-56 SM, 5.803%, (-1.000*US0001M + 6.750%), 07/25/2036	601,254	0.0
542,718	(5)	Fannie Mae REMICS 2007-21 SB, 5.453%, (-1.000*US0001M + 6.400%), 03/25/2037	68,464	0.0
1,447,827	(5)	Fannie Mae REMICS 2007-52 NS, 5.503%, (-1.000*US0001M + 6.450%), 06/25/2037	305,229	0.0
1,771,840	(5)	Fannie Mae REMICS 2007-85 SM, 5.513%, (-1.000*US0001M + 6.460%), 09/25/2037	365,697	0.0
517,529		Fannie Mae REMICS 2008-16 Z, 5.500%, 03/25/2038	600,632	0.0
640	(5)	Fannie Mae REMICS 2010-112 SG, 5.413%, (-1.000*US0001M + 6.360%), 06/25/2021	9	0.0
9,068,550	(5)	Fannie Mae REMICS 2010-150 SJ, 5.533%, (-1.000*US0001M + 6.480%), 01/25/2041	2,239,721	0.0
1,498,014	(5)	Fannie Mae REMICS 2010-35 CS, 5.503%, (-1.000*US0001M + 6.450%), 04/25/2050	284,839	0.0
2,132,138		Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	2,468,320	0.0
6,166,562		Fannie Mae REMICS 2011-101 DB, 4.000%, 10/25/2041	7,241,911	0.1
670,996		Fannie Mae REMICS 2011-116 ZA, 3.500%, 11/25/2041	744,392	0.0
132,000		Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	146,314	0.0
12,049,455	(5)	Fannie Mae REMICS 2011-47 GS, 4.983%, (-1.000*US0001M + 5.930%), 06/25/2041	2,267,241	0.0
3,266,386		Fannie Mae REMICS 2011-8 ZA, 4.000%, 02/25/2041	3,613,507	0.1
7,722,506	(5)	Fannie Mae REMICS 2012-111 SL, 5.153%, (-1.000*US0001M + 6.100%), 05/25/2041	933,862	0.0
5,900,546		Fannie Mae REMICS 2012-111 ZK, 3.500%, 10/25/2042	6,602,808	0.1
10,370,725	(5)	Fannie Mae REMICS 2012-120 WI, 3.000%, 11/25/2027	632,658	0.0
3,000,000		Fannie Mae REMICS 2012-134 KV, 3.000%, 07/25/2031	3,153,658	0.1
10,219,555		Fannie Mae REMICS 2012-17 QZ, 4.000%, 03/25/2042	11,436,492	0.2
5,815,272		Fannie Mae REMICS 2012-2 HE, 4.000%, 02/25/2042	6,740,752	0.1
1,896,253		Fannie Mae REMICS 2012-30 AB, 4.000%, 04/25/2042	2,111,866	0.0
2,649,113		Fannie Mae REMICS 2012-33 BW, 4.000%, 04/25/2042	3,045,204	0.0
1,058,948		Fannie Mae REMICS 2012-44 KW, 3.500%, 05/25/2032	1,123,323	0.0
5,897,347		Fannie Mae REMICS 2012-55 PC, 3.500%, 05/25/2042	6,394,503	0.1
500,000		Fannie Mae REMICS 2012-80 MY, 3.250%, 08/25/2042	570,405	0.0
2,700,000		Fannie Mae REMICS 2013-111 BA, 3.000%, 11/25/2033	3,000,704	0.0
1,403,000		Fannie Mae REMICS 2013-13 BE, 4.000%, 03/25/2043	1,779,264	0.0
1,187,997		Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	1,243,518	0.0
10,534,357	(5)	Fannie Mae REMICS 2013-40 LS, 5.203%, (-1.000*US0001M + 6.150%), 05/25/2043	1,845,118	0.0
10,978,302	(5)	Fannie Mae REMICS 2013-70 BI, 3.000%, 07/25/2033	852,492	0.0
12,269,147	(5)	Fannie Mae REMICS 2014-15 SB, 5.703%, (-1.000*US0001M + 6.650%), 04/25/2044	3,145,973	0.1
8,456,293	(5)	Fannie Mae REMICS 2014-20 HI, 4.000%, 01/25/2040	209,665	0.0
970,000		Fannie Mae REMICS 2014-61 PY, 3.500%, 10/25/2044	1,163,166	0.0

See Accompanying Notes to Financial Statements

41

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

16,528,536		Fannie Mae REMICS 2015-20 EZ, 3.500%, 04/25/2045	19,402,590	0.2
1,160,327		Fannie Mae REMICS 2015-45 EY, 2.500%, 12/25/2040	1,186,726	0.0
9,245,261	(5)	Fannie Mae REMICS 2015-56 IC, 6.000%, 08/25/2045	1,732,765	0.0
2,000,000		Fannie Mae REMICS 2015-67 AV, 3.500%, 01/25/2036	2,296,192	0.0
5,000,000		Fannie Mae REMICS 2015-67 QV, 3.000%, 12/25/2040	5,361,299	0.1
3,928,140	(5)	Fannie Mae REMICS 2015-76 PI, 6.000%, 09/25/2045	625,268	0.0
9,275,791	(5)	Fannie Mae REMICS 2016-52 MI, 4.000%, 12/25/2045	1,388,018	0.0
848,247		Fannie Mae REMICS 2016-9 D, 3.000%, 03/25/2046	906,783	0.0
8,946,855		Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	9,501,424	0.1
52,833,422	(5)	Fannie Mae REMICS 2018-15 SC, 5.353%, (-1.000*US0001M + 6.300%), 03/25/2048	11,531,037	0.2
5,200,952		Fannie Mae REMICS 2018-38 LA, 3.000%, 06/25/2048	5,438,134	0.1
27,423,526		Fannie Mae REMICS 2018-73 AB, 3.000%, 10/25/2048	29,486,622	0.4
4,953,640		Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	5,314,158	0.1
68,106,715	(5)	Fannie Mae REMICS 2018-82 SA, 5.253%, (-1.000*US0001M + 6.200%), 11/25/2048	14,152,126	0.2
65,902,916	(5)	Fannie Mae REMICS 2018-86 SM, 5.253%, (-1.000*US0001M + 6.200%), 12/25/2048	13,595,917	0.2
57,357,290	(5)	Fannie Mae REMICS 2018-91 SB, 5.153%, (-1.000*US0001M + 6.100%), 12/25/2058	9,984,218	0.1
18,846,832	(5)	Fannie Mae REMICS 2019-21 AI, 5.000%, 05/25/2059	3,511,287	0.1
21,589,297	(5)	Fannie Mae REMICS 2019-30 SB, 5.153%, (-1.000*US0001M + 6.100%), 07/25/2049	4,035,672	0.1
17,274,340		Fannie Mae REMICS 2019-37 CA, 3.000%, 10/25/2047	18,201,913	0.2
19,930,710	(5)	Fannie Mae REMICS 2019-39 SA, 5.153%, (-1.000*US0001M + 6.100%), 08/25/2049	3,397,730	0.1
104,782,552	(5)	Fannie Mae REMICS 2019-41 S, 5.053%, (-1.000*US0001M + 6.000%), 08/25/2059	17,484,247	0.2
12,803,541	(5)	Fannie Mae REMICS 2019-47 SB, 5.153%, (-1.000*US0001M + 6.100%), 05/25/2040	2,221,236	0.0
17		Fannie Mae REMICS G-9 G, 509.000%, 04/25/2021	37	0.0
6,060		Fannie Mae REMICS G93-35 ZQ, 6.500%, 11/25/2023	6,463	0.0
4,046,342		Fannie Mae REMICS Trust 2010-53 JZ, 5.000%, 07/25/2040	4,593,036	0.1
37,175,034	(5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	3,024,576	0.0
1,974,286	(5)	Fannie Mae Series 2013-72 YS, 5.203%, (-1.000*US0001M + 6.150%), 07/25/2033	290,803	0.0
800,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 4.513%, (US0001M + 3.650%), 02/25/2040	547,451	0.0
1,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 5.047%, (US0001M + 4.100%), 07/25/2039	545,151	0.0
3,550,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 3.047%, (US0001M + 2.100%), 09/25/2039	2,791,410	0.0
500,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 4.513%, (US0001M + 3.650%), 02/25/2040	342,157	0.0
5,488,529		Fannie Mae REMICS 2011-136 PZ, 4.000%, 01/25/2042	6,496,757	0.1
9,614,655		Fannie Mae REMICS 2012-94 LZ, 3.500%, 09/25/2042	10,333,370	0.1
5,273,851		Fannie Mae REMICS 2017-41 MZ, 4.000%, 06/25/2057	6,139,806	0.1
203,265	(5)	FHLMC-GNMA 20 S, 7.953%, (-1.000*US0001M + 8.900%), 10/25/2023	22,043	0.0
710,655		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A11, 6.000%, 02/25/2037	464,656	0.0
1,909,490	(1),(3)	Flagstar Mortgage Trust 2018-1 B1, 4.026%, 03/25/2048	1,888,309	0.0
2,238,878	(1),(3)	Flagstar Mortgage Trust 2018-1 B2, 4.026%, 03/25/2048	2,127,954	0.0

See Accompanying Notes to Financial Statements

42

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,489,976	(1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.026%, 03/25/2048	2,289,698	0.0
1,271,152	(1),(3)	Flagstar Mortgage Trust 2018-2 B2, 4.042%, 04/25/2048	1,205,711	0.0
3,649,614	(1),(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	3,711,488	0.1
1,823,764	(1),(3)	Flagstar Mortgage Trust 2018-5 B3, 4.536%, 09/25/2048	1,674,115	0.0
1,513,448	(1),(3)	Flagstar Mortgage Trust 2019-2 B1, 4.184%, 12/25/2049	1,337,842	0.0
1,467,736	(1),(3)	Flagstar Mortgage Trust 2019-2 B2, 4.184%, 12/25/2049	1,210,459	0.0
965,172	(1),(3)	Flagstar Mortgage Trust 2018-4 B3, 4.322%, 07/25/2048	889,607	0.0
2,050,213	(1),(3)	Flagstar Mortgage Trust 2020-1NV B1A, 4.356%, 03/25/2050	1,792,295	0.0
2,481,626	(1),(3)	Flagstar Mortgage Trust 2020-1NV B2A, 4.356%, 03/25/2050	2,146,360	0.0
26,818,050		Freddie Mac 326 350, 3.500%, 03/15/2044	29,627,832	0.4
10,544,351	(5)	Freddie Mac 3510 AS, 5.705%, (-1.000*US0001M + 6.410%), 04/15/2037	2,488,475	0.0
8,241,370	(5)	Freddie Mac 4191 SA, 5.495%, (-1.000*US0001M + 6.200%), 03/15/2043	1,473,390	0.0
4,248,688		Freddie Mac 4316 XZ, 4.500%, 03/15/2044	5,214,487	0.1
5,000,000		Freddie Mac 4800 KG, 3.500%, 11/15/2045	5,232,776	0.1
816,786		Freddie Mac Reference Series R007 ZA, 6.000%, 05/15/2036	972,755	0.0
395,554		Freddie Mac Reference Series R008 ZA, 6.000%, 07/15/2036	457,409	0.0
114,292		Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	129,843	0.0
105,616		Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	116,955	0.0
718,032		Freddie Mac REMIC Trust 2143 ZB, 6.000%, 04/15/2029	812,402	0.0
122,188		Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/2022	127,008	0.0
299,190		Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	346,275	0.0
114,334	(5)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	24,157	0.0
777,775		Freddie Mac REMIC Trust 2845 QH, 5.000%, 08/15/2034	888,210	0.0
155,584		Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	183,727	0.0
583,523	(5)	Freddie Mac REMIC Trust 2866 GS, 5.895%, (-1.000*US0001M + 6.600%), 09/15/2034	17,725	0.0
253,798	(5)	Freddie Mac REMIC Trust 2883 SD, 5.995%, (-1.000*US0001M + 6.700%), 10/15/2034	10,517	0.0
225,653		Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	257,601	0.0
315,412		Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	360,376	0.0
6,522,054	(5)	Freddie Mac REMIC Trust 3045 DI, 6.025%, (-1.000*US0001M + 6.730%), 10/15/2035	1,465,529	0.0
1,167,835		Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,335,139	0.0
33,656	(6)	Freddie Mac REMIC Trust 3139 PO, 0.000%, 01/15/2036	33,612	0.0
1,383,444	(5)	Freddie Mac REMIC Trust 3171 PS, 5.780%, (-1.000*US0001M + 6.485%), 06/15/2036	285,621	0.0
6,826,290	(5)	Freddie Mac REMIC Trust 3199 S, 5.745%, (-1.000*US0001M + 6.450%), 08/15/2036	1,607,468	0.0
593,752		Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	694,045	0.0
193,439		Freddie Mac REMIC Trust 3394 ZY, 6.000%, 11/15/2037	221,627	0.0
316,516	(3),(5)	Freddie Mac REMIC Trust 3524 LA, 5.085%, 03/15/2033	359,687	0.0
32,247		Freddie Mac REMIC Trust 3556 NT, 3.805%, (US0001M + 3.100%), 03/15/2038	32,887	0.0
6,346,979		Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	7,393,481	0.1
571,641		Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	670,896	0.0
329,512	(5)	Freddie Mac REMIC Trust 3710 SL, 5.295%, (-1.000*US0001M + 6.000%), 05/15/2036	2,925	0.0
435,429		Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	510,323	0.0

See Accompanying Notes to Financial Statements

43

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,124,734		Freddie Mac REMIC Trust 3747 HW, 4.500%, 05/15/2038	3,132,613	0.1
997,649		Freddie Mac REMIC Trust 3753 DC, 3.500%, 09/15/2039	1,047,804	0.0
1,618,055	(5)	Freddie Mac REMIC Trust 3856 KS, 5.845%, (-1.000*US0001M + 6.550%), 05/15/2041	303,315	0.0
1,235,818	(5)	Freddie Mac REMIC Trust 3925 SD, 5.345%, (-1.000*US0001M + 6.050%), 07/15/2040	133,109	0.0
7,732,379	(5)	Freddie Mac REMIC Trust 3925 SL, 5.345%, (-1.000*US0001M + 6.050%), 01/15/2041	760,312	0.0
367,535		Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	414,569	0.0
1,729,727	(5)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/2040	94,817	0.0
2,089,851	(5)	Freddie Mac REMIC Trust 4088 CS, 5.295%, (-1.000*US0001M + 6.000%), 08/15/2042	369,467	0.0
7,495,836	(5)	Freddie Mac REMIC Trust 4161 WI, 3.000%, 02/15/2033	698,270	0.0
3,943,196	(5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	553,246	0.0
4,017,818		Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	4,325,934	0.1
1,339,040		Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	1,574,548	0.0
1,938,333	(5)	Freddie Mac REMIC Trust 4293 KI, 4.500%, 08/15/2043	211,137	0.0
4,961,702		Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	5,842,754	0.1
6,660,118		Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	7,890,665	0.1
1,916,000		Freddie Mac REMIC Trust 4370 AD, 3.000%, 08/15/2040	2,004,385	0.0
6,638,211	(5)	Freddie Mac REMIC Trust 4386 LS, 5.395%, (-1.000*US0001M + 6.100%), 09/15/2044	1,136,810	0.0
4		Freddie Mac REMICS 1006 I, 860.000%, 10/15/2020	7	0.0
19		Freddie Mac REMICS 1023 C, 508.500%, 12/15/2020	36	0.0
42		Freddie Mac REMICS 1094 L, 1141.844%, 06/15/2021	227	0.0
18		Freddie Mac REMICS 1159 D, 1029.473%, 11/15/2021	87	0.0
10		Freddie Mac REMICS 1278 L, 1127.368%, 05/15/2022	53	0.0
1,120	(5)	Freddie Mac REMICS 1368 S, 8.795%, (-1.000*US0001M + 9.500%), 08/15/2022	29	0.0
63,126	(5)	Freddie Mac REMICS 2074 S, 7.900%, (-1.000*US0001M + 8.700%), 07/17/2028	6,504	0.0
59,687	(5)	Freddie Mac REMICS 2232 SA, 7.800%, (-1.000*US0001M + 8.600%), 05/17/2030	4,137	0.0
22,442	(5)	Freddie Mac REMICS 2301 SP, 8.545%, (-1.000*US0001M + 9.250%), 04/15/2031	3,061	0.0
1,683,221	(5)	Freddie Mac REMICS 2953 LS, 5.995%, (-1.000*US0001M + 6.700%), 12/15/2034	109,368	0.0
1,774,818	(5)	Freddie Mac REMICS 2993 GS, 5.445%, (-1.000*US0001M + 6.150%), 06/15/2025	155,493	0.0
924,637	(5)	Freddie Mac REMICS 3006 SI, 6.035%, (-1.000*US0001M + 6.740%), 07/15/2035	189,874	0.0
1,066,993	(5)	Freddie Mac REMICS 3006 YI, 6.035%, (-1.000*US0001M + 6.740%), 07/15/2035	233,300	0.0
6,321,494	(5)	Freddie Mac REMICS 3213 JS, 6.495%, (-1.000*US0001M + 7.200%), 09/15/2036	1,688,974	0.0
1,404,517	(5)	Freddie Mac REMICS 3375 QI, 0.600%, (-10.000*US0001M + 64.600%), 10/15/2037	36,525	0.0
4,369,517		Freddie Mac REMICS 3736 ZP, 4.000%, 10/15/2040	4,924,926	0.1
4,662,551		Freddie Mac REMICS 3740 KE, 4.000%, 10/15/2040	5,177,679	0.1
21,290,731		Freddie Mac REMICS 3753 KZ, 4.500%, 11/15/2040	25,012,542	0.3
6,372,812		Freddie Mac REMICS 3775 GZ, 4.500%, 12/15/2040	7,244,894	0.1
1,900,000		Freddie Mac REMICS 3820 NC, 4.500%, 03/15/2041	2,264,959	0.0
708,418		Freddie Mac REMICS 3843 JZ, 5.100%, 04/15/2041	925,122	0.0
500,000		Freddie Mac REMICS 3848 WX, 5.000%, 04/15/2041	588,626	0.0

See Accompanying Notes to Financial Statements

44

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,650,000		Freddie Mac REMICS 3890 ME, 5.000%, 07/15/2041	3,223,594	0.1
5,000,000		Freddie Mac REMICS 3893 PU, 4.000%, 07/15/2041	5,658,683	0.1
7,000,000		Freddie Mac REMICS 3919 BY, 4.000%, 09/15/2041	7,878,620	0.1
9,344,112		Freddie Mac REMICS 3919 ZB, 4.000%, 09/15/2041	10,725,366	0.1
3,790,000		Freddie Mac REMICS 3923 GY, 4.000%, 09/15/2041	4,516,473	0.1
3,000,000		Freddie Mac REMICS 3934 CB, 4.000%, 10/15/2041	3,362,285	0.1
420,000		Freddie Mac REMICS 3934 KB, 5.000%, 10/15/2041	495,360	0.0
1,500,000		Freddie Mac REMICS 3997 PB, 4.000%, 02/15/2042	1,708,922	0.0
2,756,359		Freddie Mac REMICS 4000 ZT, 3.500%, 01/15/2042	3,212,023	0.1
9,108,799	(5)	Freddie Mac REMICS 4057 SN, 5.945%, (-1.000*US0001M + 6.650%), 12/15/2041	1,299,270	0.0
3,146,604		Freddie Mac REMICS 4057 ZB, 3.500%, 06/15/2042	3,405,636	0.1
14,804,327		Freddie Mac REMICS 4084 TZ, 4.000%, 07/15/2042	16,657,818	0.2
2,930,546	(5)	Freddie Mac REMICS 4090 SN, 5.995%, (-1.000*US0001M + 6.700%), 08/15/2032	513,605	0.0
1,620,994		Freddie Mac REMICS 4100 JA, 3.500%, 10/15/2041	1,738,864	0.0
2,128,000		Freddie Mac REMICS 4193 BP, 4.000%, 04/15/2043	2,692,548	0.0
10,325,701		Freddie Mac REMICS 4199 BZ, 3.500%, 05/15/2043	11,178,300	0.1
310,000		Freddie Mac REMICS 4235 QD, 3.000%, 08/15/2033	345,500	0.0
47,135,510	(5)	Freddie Mac REMICS 4301 SD, 5.395%, (-1.000*US0001M + 6.100%), 07/15/2037	9,490,231	0.1
6,247,838		Freddie Mac REMICS 4310 BZ, 4.000%, 02/15/2044	7,119,283	0.1
3,102,000		Freddie Mac REMICS 4401 BL, 3.500%, 10/15/2034	3,628,022	0.1
25,552,588	(5)	Freddie Mac REMICS 4461 AS, 4.895%, (-1.000*US0001M + 5.600%), 04/15/2045	5,003,473	0.1
3,124,000		Freddie Mac REMICS 4492 VB, 3.500%, 05/15/2035	3,603,912	0.1
946,247		Freddie Mac REMICS 4500 HC, 3.000%, 11/15/2042	995,408	0.0
2,913,000		Freddie Mac REMICS 4505 PB, 3.000%, 08/15/2045	3,243,296	0.1
29,277,089	(5)	Freddie Mac REMICS 4574 ST, 5.295%, (-1.000*US0001M + 6.000%), 04/15/2046	4,956,008	0.1
7,313,376		Freddie Mac REMICS 4608 JV, 3.500%, 01/15/2055	7,748,812	0.1
719,506		Freddie Mac REMICS 4673 WA, 3.500%, 09/15/2043	755,004	0.0
32,265,802		Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	37,006,274	0.5
2,457,000		Freddie Mac REMICS 4772 VG, 4.500%, 08/15/2036	2,820,871	0.0
1,350,000		Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	1,475,507	0.0
13,474,764		Freddie Mac REMICS 4795 D, 5.000%, 05/15/2048	16,234,006	0.2
1,632,872		Freddie Mac REMICS 4904 HB, 3.000%, 08/25/2049	1,751,224	0.0
606,535		Freddie Mac REMICS 4914 DB, 3.000%, 09/25/2049	676,009	0.0
11,606,176		Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	13,665,211	0.2
9,500,000	(1)	Freddie Mac STACR Trust 2018-DNA2 M2, 3.097%, (US0001M + 2.150%), 12/25/2030	7,846,813	0.1
4,000,000	(1)	Freddie Mac STACR Trust 2018-DNA3 M2, 3.047%, (US0001M + 2.100%), 09/25/2048	3,341,904	0.1
6,000,000	(1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 3.247%, (US0001M + 2.300%), 10/25/2048	4,972,423	0.1
6,892,611		Freddie Mac Strips 277 30, 3.000%, 09/15/2042	7,271,368	0.1
6,892,641	(5)	Freddie Mac Strips 303 C17, 3.500%, 01/15/2043	904,164	0.0
4,940,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.847%, (US0001M + 3.900%), 12/25/2027	4,872,321	0.1

See Accompanying Notes to Financial Statements

45

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

5,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.647%, (US0001M + 4.700%), 04/25/2028	5,349,821	0.1
2,872,721		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 4.747%, (US0001M + 3.800%), 03/25/2025	2,759,543	0.0
14,050,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.497%, (US0001M + 5.550%), 07/25/2028	13,696,249	0.2
7,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 6.097%, (US0001M + 5.150%), 11/25/2028	7,006,361	0.1
750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.797%, (US0001M + 3.850%), 03/25/2029	677,869	0.0
5,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.397%, (US0001M + 3.450%), 10/25/2029	5,064,665	0.1
8,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.447%, (US0001M + 2.500%), 03/25/2030	7,170,831	0.1
6,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.497%, (US0001M + 3.550%), 08/25/2029	5,406,174	0.1
12,300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.597%, (US0001M + 2.650%), 12/25/2029	10,800,875	0.1
11,058,277		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.297%, (US0001M + 2.350%), 04/25/2030	9,626,686	0.1
9,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 2.747%, (US0001M + 1.800%), 07/25/2030	7,656,906	0.1
1,787,558		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 3.247%, (US0001M + 2.300%), 09/25/2030	1,526,155	0.0
6,550,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 3.597%, (US0001M + 2.650%), 01/25/2049	5,849,109	0.1
8,169,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.997%, (US0001M + 2.050%), 04/25/2049	6,859,734	0.1
1,057,887	(3)	Freddie Mac Structured Pass Through Certificates T-48 1A, 4.879%, 07/25/2033	1,180,269	0.0
60,017,189	(5)	Freddie Mac REMICS 4585 AS, 5.395%, (-1.000*US0001M + 6.100%), 05/15/2046	12,227,362	0.2
1,324,499		Freddie Mac REMICS 4612 JZ, 3.000%, 09/15/2046	1,324,554	0.0
6,351,283		Freddie Mac REMICS 4682 HZ, 3.500%, 04/15/2047	6,916,832	0.1
21,662,859		Freddie Mac REMICS 4776 AZ, 4.000%, 07/15/2047	24,078,047	0.3
68,863,637	(5)	Freddie Mac REMICS 4879 DS, 5.395%, (-1.000*US0001M + 6.100%), 08/15/2034	13,559,794	0.2
4,500,000	(1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 2.797%, (US0001M + 1.850%), 02/25/2050	2,927,503	0.0
6,900,000	(1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.847%, (US0001M + 1.900%), 01/25/2050	4,408,700	0.1
1,700,000	(1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.911%, (US0001M + 3.100%), 03/25/2050	1,116,794	0.0
988,522	(1),(3)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	972,170	0.0
3,594,582	(1),(3)	Galton Funding Mortgage Trust 2018-1 B1, 3.800%, 11/25/2057	3,380,108	0.1
3,924,585	(1),(3)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	3,770,008	0.1

See Accompanying Notes to Financial Statements

46

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,500,000	(1),(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	2,471,137	0.0
1,975,586	(5)	Ginnie Mae 2005-37 SI, 5.377%, (-1.000*US0001M + 6.150%), 05/20/2035	362,534	0.0
2,007,194	(5)	Ginnie Mae 2007-23 ST, 5.427%, (-1.000*US0001M + 6.200%), 04/20/2037	330,357	0.0
2,284,589	(5)	Ginnie Mae 2007-40 SE, 5.977%, (-1.000*US0001M + 6.750%), 07/20/2037	530,804	0.0
1,616,560	(5)	Ginnie Mae 2007-7 EI, 5.427%, (-1.000*US0001M + 6.200%), 02/20/2037	342,503	0.0
5,445,509	(5)	Ginnie Mae 2010-11 SA, 5.715%, (-1.000*US0001M + 6.420%), 01/16/2040	1,245,958	0.0
2,319,094	(5)	Ginnie Mae 2010-14 SB, 6.027%, (-1.000*US0001M + 6.800%), 11/20/2035	522,338	0.0
1,907,535	(5)	Ginnie Mae 2010-99 IT, 5.000%, 08/16/2040	333,599	0.0
913,473		Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	899,828	0.0
2,218,616		Ginnie Mae 2015-3 ZD, 4.000%, 01/20/2045	2,560,955	0.0
57,445,031	(5)	Ginnie Mae 2018-167 CS, 5.327%, (-1.000*US0001M + 6.100%), 12/20/2048	7,931,837	0.1
630,874	(5)	Ginnie Mae Series 2005-7 AH, 6.065%, (-1.000*US0001M + 6.770%), 02/16/2035	133,847	0.0
12,287,739	(5)	Ginnie Mae Series 2007-41 SL, 5.927%, (-1.000*US0001M + 6.700%), 07/20/2037	3,046,102	0.0
1,312,813	(5)	Ginnie Mae Series 2008-2 SW, 5.777%, (-1.000*US0001M + 6.550%), 01/20/2038	343,023	0.0
777,168	(5)	Ginnie Mae Series 2008-35 SN, 5.627%, (-1.000*US0001M + 6.400%), 04/20/2038	133,626	0.0
443,694	(5)	Ginnie Mae Series 2008-40 PS, 5.795%, (-1.000*US0001M + 6.500%), 05/16/2038	92,468	0.0
1,096,036	(5)	Ginnie Mae Series 2009-25 KS, 5.427%, (-1.000*US0001M + 6.200%), 04/20/2039	241,144	0.0
865,603		Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	984,590	0.0
929,956		Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	1,067,059	0.0
1,439,104	(5)	Ginnie Mae Series 2009-33 SN, 5.527%, (-1.000*US0001M + 6.300%), 05/20/2039	51,207	0.0
12,083,146		Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	13,809,624	0.2
1,909,885		Ginnie Mae Series 2009-34 Z, 4.500%, 05/16/2039	2,142,598	0.0
192,878	(5)	Ginnie Mae Series 2009-43 HS, 5.427%, (-1.000*US0001M + 6.200%), 06/20/2038	5,868	0.0
2,600,663		Ginnie Mae Series 2009-98 DA, 3.250%, 07/16/2039	2,777,505	0.0
5,155,446		Ginnie Mae Series 2010-108 WL, 4.000%, 04/16/2040	5,681,101	0.1
2,087,088	(5)	Ginnie Mae Series 2010-116 NS, 5.945%, (-1.000*US0001M + 6.650%), 09/16/2040	431,087	0.0
5,946,065	(5)	Ginnie Mae Series 2010-116 SK, 5.847%, (-1.000*US0001M + 6.620%), 08/20/2040	1,389,573	0.0
8,824,633	(5)	Ginnie Mae Series 2010-149 HS, 5.395%, (-1.000*US0001M + 6.100%), 05/16/2040	1,108,158	0.0
480,000		Ginnie Mae Series 2010-164 MD, 4.000%, 12/20/2040	554,511	0.0
1,781,055	(5)	Ginnie Mae Series 2010-168 BI, 5.000%, 04/20/2040	421,687	0.0
1,711,158	(5)	Ginnie Mae Series 2010-68 MS, 5.077%, (-1.000*US0001M + 5.850%), 06/20/2040	325,765	0.0
3,893,620		Ginnie Mae Series 2011-52 PA, 4.250%, 02/16/2041	4,276,402	0.1
4,656,439	(5)	Ginnie Mae Series 2011-72 SA, 4.645%, (-1.000*US0001M + 5.350%), 05/16/2041	779,364	0.0
4,983,013	(5)	Ginnie Mae Series 2011-73 LS, 5.917%, (-1.000*US0001M + 6.690%), 08/20/2039	413,007	0.0
73,151		Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/2041	74,984	0.0
1,189,731	(5)	Ginnie Mae Series 2012-91 QI, 4.500%, 09/20/2041	93,850	0.0
1,388,000		Ginnie Mae Series 2013-116 KB, 3.500%, 12/20/2042	1,514,685	0.0
8,505,246	(5)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	1,545,852	0.0

See Accompanying Notes to Financial Statements

47

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

666,693		Ginnie Mae Series 2013-27 KA, 2.250%, 02/20/2043	691,320	0.0
1,866,766	(5)	Ginnie Mae Series 2014-10 GI, 4.500%, 01/16/2029	142,130	0.0
5,316,013	(5)	Ginnie Mae Series 2014-185 SB, 4.827%, (-1.000*US0001M + 5.600%), 12/20/2044	1,032,051	0.0
5,121,927	(5)	Ginnie Mae Series 2014-3 QS, 5.377%, (-1.000*US0001M + 6.150%), 03/20/2043	707,594	0.0
8,930,697	(5)	Ginnie Mae Series 2014-3 SU, 5.277%, (-1.000*US0001M + 6.050%), 07/20/2039	1,913,379	0.0
7,429,758	(5)	Ginnie Mae Series 2014-56 SP, 5.495%, (-1.000*US0001M + 6.200%), 12/16/2039	1,099,495	0.0
12,037,543	(5)	Ginnie Mae Series 2014-58 SG, 4.895%, (-1.000*US0001M + 5.600%), 04/16/2044	1,791,634	0.0
41,411,717	(5)	Ginnie Mae Series 2015-110 MS, 4.937%, (-1.000*US0001M + 5.710%), 08/20/2045	6,604,279	0.1
2,198,621		Ginnie Mae Series 2015-27 PB, 3.000%, 08/20/2044	2,343,587	0.0
28,739,960	(5)	Ginnie Mae Series 2016-160 GS, 5.327%, (-1.000*US0001M + 6.100%), 11/20/2046	5,784,538	0.1
2,235,042		Ginnie Mae Series 2016-44 JA, 3.500%, 03/20/2046	2,409,913	0.0
299,760		Ginnie Mae Series 2018-104 HZ, 3.500%, 08/20/2048	331,263	0.0
6,495,085		Ginnie Mae Series 2018-120 DE, 3.500%, 09/20/2048	6,929,504	0.1
179,366		Ginnie Mae Series 2018-122 GZ, 3.500%, 09/20/2048	205,555	0.0
4,977,225		Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	5,311,148	0.1
178,056		Ginnie Mae Series 2018-147 KZ, 3.750%, 10/20/2048	207,915	0.0
176,532		Ginnie Mae Series 2019-100 JB, 3.000%, 08/20/2049	187,140	0.0
532,322		Ginnie Mae Series 2019-100 KB, 3.000%, 08/20/2049	564,008	0.0
1,349,931		Ginnie Mae Series 2019-100 MC, 3.000%, 08/20/2049	1,424,070	0.0
1,081,376		Ginnie Mae Series 2019-23 NG, 3.500%, 02/20/2049	1,210,605	0.0
71,326		Ginnie Mae Series 2019-54 AB, 3.000%, 04/20/2049	76,610	0.0
798,785		Ginnie Mae Series 2019-78 MB, 3.000%, 06/20/2049	846,754	0.0
416,445		Ginnie Mae Series 2019-89 KB, 3.000%, 07/20/2049	438,244	0.0
299,424		Ginnie Mae Series 2019-89 WB, 3.000%, 07/20/2049	314,827	0.0
2,059,629	(1),(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/01/2050	2,095,530	0.0
3,303,252	(1),(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/01/2050	3,346,014	0.1
2,100,000	(1),(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/01/2050	1,997,213	0.0
5,990,521	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	6,081,056	0.1
2,963,200	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.496%, 11/25/2049	2,734,940	0.0
1,190,135	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 4.095%, 03/25/2050	1,176,568	0.0
7,253,939	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2020-PJ2 A4, 3.500%, 07/25/2050	7,276,202	0.1
3,253		GSR Mortgage Loan Trust 2005-5F 8A1, 1.447%, (US0001M + 0.500%), 06/25/2035	2,959	0.0
213,505		GSR Mortgage Loan Trust 2007-1F 3A13, 6.000%, 01/25/2037	185,296	0.0
2,662,384		HarborView Mortgage Loan Trust 2007-5 A1A, 0.940%, (US0001M + 0.190%), 09/19/2037	2,180,367	0.0
146,863		HomeBanc Mortgage Trust 2004-1 2A, 1.807%, (US0001M + 0.860%), 08/25/2029	131,884	0.0
2,000,000		HomeBanc Mortgage Trust 2005-4 M1, 1.417%, (US0001M + 0.470%), 10/25/2035	1,772,422	0.0
1,940,951	(1),(3)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	1,878,866	0.0
1,157,501		Impac CMB Trust Series 2005-1 M1, 1.637%, (US0001M + 0.690%), 04/25/2035	990,969	0.0

See Accompanying Notes to Financial Statements

48

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,705,471		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.157%, (US0001M + 0.210%), 04/25/2046	1,379,438	0.0
2,498,453		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 1.157%, (US0001M + 0.210%), 02/25/2046	1,838,327	0.0
2,802,412	(1),(3)	JP Morgan Mortgage Trust 2019-6 B1, 4.250%, 12/25/2049	2,567,440	0.0
5,181,558	(1),(3)	JP Morgan Mortgage Trust 2020-1 A15, 3.500%, 06/25/2050	5,240,713	0.1
2,300,000	(1),(3)	JP Morgan Mortgage Trust 2020-1 A7, 3.500%, 06/25/2050	2,219,049	0.0
6,000,000	(1),(3)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	5,864,080	0.1
965,335	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	986,627	0.0
380,969		JP Morgan Alternative Loan Trust 2005-S1 1A1, 5.500%, 12/25/2035	255,096	0.0
2,519,201	(3)	JP Morgan Mortgage Trust 2005-A4 B1, 4.301%, 07/25/2035	2,173,672	0.0
4,320,587	(1),(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.868%, 05/25/2046	4,125,964	0.1
1,104,794	(1),(3)	JP Morgan Mortgage Trust 2017-1 B4, 3.529%, 01/25/2047	1,004,419	0.0
5,736,713	(1),(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	5,653,415	0.1
3,479,878	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.834%, 08/25/2047	3,295,047	0.1
1,988,368	(1),(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.834%, 08/25/2047	1,856,115	0.0
1,431,875	(1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.818%, 12/25/2048	1,341,620	0.0
954,583	(1),(3)	JP Morgan Mortgage Trust 2017-6 B4, 3.818%, 12/25/2048	864,384	0.0
2,066,124	(1),(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.738%, 06/25/2048	2,038,541	0.0
1,988,823	(1),(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.738%, 06/25/2048	1,856,407	0.0
2,625,361	(1),(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.738%, 06/25/2048	2,370,393	0.0
2,539,243	(1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.763%, 09/25/2048	2,343,901	0.0
2,187,402	(1),(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.773%, 10/25/2048	1,983,675	0.0
1,744,795	(1),(3)	JP Morgan Mortgage Trust 2018-6C B2, 3.950%, 12/25/2048	1,602,981	0.0
2,936,710	(1),(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.462%, 02/25/2049	2,777,096	0.0
2,270,756	(1),(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	2,315,175	0.0
3,199,066	(1),(3)	JP Morgan Mortgage Trust 2019-1 B1, 4.515%, 05/25/2049	3,045,527	0.0
3,111,748	(1),(3)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	3,172,715	0.1
4,230,821	(1),(3)	JP Morgan Mortgage Trust 2019-6 B2, 4.250%, 12/25/2049	4,050,566	0.1
2,615,236	(1),(3)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	2,630,444	0.0
4,509,714	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	4,652,986	0.1
3,604,602	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.824%, 12/25/2049	3,127,237	0.1
7,617,817,917	(1),(5)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	7,825,023	0.1
15,717,603	(5)	Lehman Mortgage Trust 2006-7 2A4, 5.603%, (-1.000*US0001M + 6.550%), 11/25/2036	4,888,714	0.1
11,017,563	(5)	Lehman Mortgage Trust 2006-9 2A5, 5.673%, (-1.000*US0001M + 6.620%), 01/25/2037	1,008,787	0.0
1,506,045		Lehman XS Trust Series 2005-5N 1A2, 1.307%, (US0001M + 0.360%), 11/25/2035	1,099,711	0.0
4,695,654		Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	3,313,939	0.1
2,712,237	(1),(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	2,655,282	0.0
2,130,209	(1),(3)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	2,128,736	0.0
1,920,898	(1),(3)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	1,936,909	0.0
2,425,078	(1),(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	2,486,065	0.0
9,826,000		Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-4 M2, 1.447%, (US0001M + 0.500%), 11/25/2035	8,008,829	0.1

See Accompanying Notes to Financial Statements

49

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

140,675		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	121,295	0.0
985,853	(1),(3)	PSMC 2020-1 A1 Trust, 3.500%, 01/25/2050	1,000,758	0.0
5,539,108	(1),(3)	RCKT Mortgage Trust 2019-1 A13, 3.500%, 09/25/2049	5,619,489	0.1
2,000,000	(1),(3)	RCKT Mortgage Trust 2020-1 A13, 3.000%, 02/25/2050	1,979,054	0.0
9,338,295		Seasoned Credit Risk Transfer Trust Series 2018-2 MV, 3.500%, 11/25/2057	10,090,298	0.1
1,724,448	(1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.938%, 10/25/2044	1,652,780	0.0
1,756,845	(1),(3)	Sequoia Mortgage Trust 2014-4 B3, 3.865%, 11/25/2044	1,680,817	0.0
1,817,161	(1),(3)	Sequoia Mortgage Trust 2015-2 B3, 3.736%, 05/25/2045	1,712,270	0.0
1,582,122	(1),(3)	Sequoia Mortgage Trust 2015-3 B3, 3.703%, 07/25/2045	1,414,194	0.0
3,300,000	(1),(3)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/2047	3,268,778	0.1
1,578,584	(1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	1,581,194	0.0
2,601,425	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.477%, 02/25/2048	2,475,823	0.0
1,534,356	(1),(3)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	1,518,357	0.0
3,799,750	(1),(3)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	3,842,919	0.1
3,765,863	(1),(3)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	3,809,886	0.1
1,437,709	(1),(3)	Sequoia Mortgage Trust 2019-5 A19, 3.500%, 12/25/2049	1,465,397	0.0
1,409,971	(1),(3)	Sequoia Mortgage Trust 2019-CH1 A1, 4.500%, 03/25/2049	1,409,081	0.0
4,496,197	(1),(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	4,503,227	0.1
5,278,376	(1),(3)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	5,391,809	0.1
5,200,000	(1),(3)	Sequoia Mortgage Trust 2020-1 A7, 3.500%, 02/25/2050	4,987,198	0.1
4,373,811	(1),(3)	Sequoia Mortgage Trust 2020-2 A19, 3.500%, 03/25/2050	4,407,575	0.1
1,996,698	(1),(3)	Sequoia Mortgage Trust 2020-2 B2, 3.675%, 03/25/2050	1,594,768	0.0
2,690,000	(1),(3)	Sequoia Mortgage Trust 2020-3 B2, 3.442%, 04/25/2050	2,110,337	0.0
1,893,046	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.714%, 10/25/2047	1,844,002	0.0
2,457,097	(1),(3)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	2,455,712	0.0
21,640	(3)	Structured Adjustable Rate Mortgage Loan Trust 2004-12 7A3, 4.088%, 09/25/2034	19,373	0.0
1,360,000	(1)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	1,246,702	0.0
1,773,000	(1),(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	1,613,305	0.0
1,231,000	(1),(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,114,605	0.0
2,460,159	(1),(7)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 07/25/2023), 07/25/2059	2,366,210	0.0
925,174	(1),(7)	Verus Securitization Trust 2019-4 A3, 3.000% (Step Rate @ 4.000% on 10/25/2023), 11/25/2059	938,558	0.0
2,617,962	(1),(3)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	2,589,761	0.0
989,346	(3)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 4.284%, 10/20/2035	887,431	0.0
382,152	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.206%, 10/25/2036	310,910	0.0
4,632,449	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.464%, 06/25/2034	4,132,635	0.1
2,630,823		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 1.457%, (US0001M + 0.510%), 08/25/2045	2,459,192	0.0
81,296,415	(3),(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.263%, 08/25/2045	4,140,134	0.1
2,061,973		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 1.437%, (US0001M + 0.490%), 10/25/2045	1,815,167	0.0

See Accompanying Notes to Financial Statements

50

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

395,614	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.694%, 10/25/2036	348,912	0.0
878,506	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.270%, 11/25/2036	739,554	0.0
1,098,075	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.333%, 12/25/2036	920,326	0.0
2,538,631	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.333%, 12/25/2036	2,127,695	0.0
1,682,927	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.523%, 12/25/2036	1,399,177	0.0
1,363,647	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.890%, 08/25/2046	1,219,116	0.0
1,977,200	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.740%, 12/25/2036	1,711,462	0.0
505,534	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.237%, 03/25/2037	408,898	0.0
1,274,709	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.428%, 04/25/2037	1,021,122	0.0
1,691,206		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.847%, (US0001M + 0.900%), 11/25/2035	1,287,968	0.0
1,074,804		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	981,317	0.0
467,226		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	432,061	0.0
4,497,180		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.926%, (12MTA + 0.960%), 08/25/2046	2,864,881	0.0
747,143		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 1.177%, (US0001M + 0.230%), 01/25/2047	610,334	0.0
1,547,855		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A4, 1.267%, (US0001M + 0.320%), 01/25/2047	1,264,721	0.0
1,642,683		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,416,961	0.0
1,005,212		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.377%, (US0001M + 0.430%), 06/25/2037	757,207	0.0
1,151,359		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	1,064,771	0.0
359,210	(3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 4.093%, 04/25/2036	346,081	0.0
2,025,285	(1),(3)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.596%, 09/25/2049	1,614,417	0.0
3,488,320	(1),(3)	Wells Fargo Mortgage Backed Securities 2020-1 A17 Trust, 3.000%, 12/25/2049	3,470,845	0.1
1,800,800	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	1,685,805	0.0

	Total Collateralized Mortgage Obligations
	(Cost $1,711,193,594)		1,708,802,457	20.8

U.S. TREASURY OBLIGATIONS: 7.0%
		Treasury Inflation Indexed Protected Securities: 2.3%
181,844,231		0.125%,01/15/2030	187,624,176	2.3

		U.S. Treasury Bonds: 1.9%
46,424,000		2.375%,11/15/2049	57,981,037	0.7
67,450,000		3.500%,02/15/2039	96,047,746	1.2
			154,028,783	1.9

		U.S. Treasury Notes: 2.8%
2,502,000		1.500%,02/15/2030	2,697,615	0.0
54,483,000		0.375%,03/31/2022	54,633,041	0.7
68,697,000		0.500%,03/15/2023	69,134,407	0.8
40,651,000		0.500%,03/31/2025	40,912,215	0.5

See Accompanying Notes to Financial Statements

51

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

67,576,000		0.625%,03/31/2027	67,960,074	0.8
			235,337,352	2.8

	Total U.S. Treasury Obligations
	(Cost $576,279,030)		576,990,311	7.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.6%
		Federal Home Loan Mortgage Corporation: 5.2%(8)
675,821		2.500%,05/01/2030	703,597	0.0
1,009,554		2.500%,05/01/2030	1,055,959	0.0
1,180,479		2.500%,06/01/2030	1,234,768	0.0
1,569,278		3.000%,11/01/2042	1,664,386	0.0
1,628,344		3.000%,02/01/2043	1,725,182	0.0
1,961,076		3.000%,03/01/2045	2,077,567	0.0
2,107,084		3.000%,03/01/2045	2,232,013	0.0
4,896,773		3.000%,04/01/2045	5,186,775	0.1
5,130,369		3.000%,04/01/2045	5,434,868	0.1
2,191,361		3.000%,10/01/2046	2,321,632	0.0
20,772,321		3.000%,10/01/2046	21,964,489	0.3
8,101,210		3.000%,03/01/2048	8,563,186	0.1
7,041,651		3.000%,03/01/2048	7,443,219	0.1
26,317,160		3.000%,08/01/2048	27,742,162	0.3
8,342,382		3.500%,01/01/2045	8,933,977	0.1
2,649,939		3.500%,03/01/2045	2,836,023	0.0
11,104,790		3.500%,12/01/2046	11,936,004	0.2
22,322,925		3.500%,12/01/2046	23,835,582	0.3
9,053,290		3.500%,04/01/2047	9,764,121	0.1
14,067,432		3.500%,07/01/2047	14,947,775	0.2
12,167,816		3.500%,10/01/2047	12,952,152	0.2
35,056,116		3.500%,01/01/2048	37,288,819	0.5
4,056,367		3.500%,03/01/2048	4,315,325	0.1
59,045,357		3.500%,03/01/2048	63,454,712	0.8
39,786,063		3.500%,11/01/2048	42,756,608	0.5
1,042,716		4.000%,10/01/2041	1,129,304	0.0
1,692,218		4.000%,12/01/2041	1,833,033	0.0
2,846,094		4.000%,08/01/2044	3,086,462	0.0
1,332,380		4.000%,07/01/2045	1,444,276	0.0
2,516,746		4.000%,09/01/2045	2,729,065	0.0
4,748,072		4.000%,09/01/2045	5,147,991	0.1
2,955,235		4.000%,09/01/2045	3,187,438	0.1
28,670,679		4.000%,11/01/2045	31,076,670	0.4
3,543,133		4.000%,05/01/2046	3,831,831	0.1
3,773,118		4.000%,05/01/2047	4,066,091	0.1
17,000,504		4.000%,11/01/2047	18,251,401	0.2
973,019		4.000%,03/01/2048	1,043,762	0.0
8,797,935		4.000%,06/01/2048	9,666,328	0.1
873,330		4.500%,08/01/2041	957,902	0.0
1,285,504		4.500%,09/01/2041	1,410,178	0.0
1,117,969		4.500%,10/01/2041	1,226,777	0.0
1,611,994		4.500%,03/01/2044	1,766,624	0.0
6,069,435		4.500%,02/01/2048	6,567,128	0.1
1,750,097		4.500%,06/01/2048	1,889,061	0.0
3,436		4.670%, (US0012M + 1.773%),05/01/2037	3,469	0.0
114,194		5.000%,01/01/2041	126,963	0.0
968,165		5.000%,04/01/2041	1,075,862	0.0
29,258		5.500%,07/01/2037	33,243	0.0
1,539,564		5.500%,11/01/2038	1,750,381	0.0
1,289		6.000%,12/01/2028	1,430	0.0
15,437		6.000%,01/01/2029	17,111	0.0
3,805		6.500%,01/01/2024	4,222	0.0
4,844		6.500%,12/01/2031	5,546	0.0
470,671		6.500%,09/01/2034	544,123	0.0
951		7.000%,03/01/2032	1,013	0.0
			426,245,586	5.2

		Federal National Mortgage Association: 0.4%(8)
5,692,239		3.500%,01/01/2044	6,092,149	0.1
8,612,251		4.000%,12/01/2046	9,473,119	0.1
84,046		4.029%, (US0012M + 1.486%),07/01/2035	85,223	0.0
15,589,687		5.000%,08/01/2056	17,948,476	0.2
174,147		6.000%,05/01/2038	198,429	0.0
			33,797,396	0.4

		Government National Mortgage Association: 2.4%
3,760,379		3.000%,04/20/2046	4,028,902	0.1
659,308		3.000%,01/20/2047	705,943	0.0
15,274,034		3.000%,10/20/2049	16,435,176	0.2
9,061,079		3.000%,11/20/2049	9,749,892	0.1
7,970,254		3.500%,07/20/2046	8,530,537	0.1
1,251,091		3.500%,07/20/2046	1,339,099	0.0
1,795,338		3.500%,10/20/2046	1,948,809	0.0
1,091,915		3.500%,02/20/2047	1,160,192	0.0
713,451		3.500%,03/20/2047	761,397	0.0
1,207,617		3.500%,07/20/2047	1,286,497	0.0
1,572,632		3.500%,08/20/2047	1,683,151	0.0
3,452,224		3.500%,09/20/2047	3,691,469	0.0
16,223,458		3.500%,12/20/2047	17,399,105	0.2
8,364,780		3.500%,01/20/2048	8,961,625	0.1
6,766,063		3.500%,02/20/2048	7,242,188	0.1
13,059,112		3.500%,02/20/2048	14,110,871	0.2
1,308,609		3.500%,03/20/2048	1,399,181	0.0
32,707,017		3.500%,03/20/2048	35,179,994	0.4
295,246		4.000%,11/20/2040	322,431	0.0
1,893,770		4.000%,03/20/2046	2,046,683	0.0
34,016,976		4.000%,09/20/2047	36,725,159	0.5
19,621,334		4.000%,11/20/2049	20,898,205	0.3
398,091		4.500%,10/15/2039	446,402	0.0
255,440		4.500%,11/15/2039	286,445	0.0
252,701		4.500%,11/15/2039	283,282	0.0
85,652		4.500%,12/15/2039	96,031	0.0
78,506		4.500%,08/20/2041	86,655	0.0
4,588,939		4.500%,09/15/2047	5,023,580	0.1
35,016	(3)	5.140%,10/20/2060	35,034	0.0
16,991	(3)	5.500%,03/20/2060	18,033	0.0
			201,881,968	2.4

		Uniform Mortgage-Backed Securities: 8.6%
15,850,985		3.000%,01/01/2050	16,646,267	0.2
29,275,429		3.500%,11/01/2047	31,501,602	0.4
1,711,033		3.500%,12/01/2047	1,809,978	0.0
26,055,601		3.500%,09/01/2049	27,676,666	0.3
3,467,069		3.500%,10/01/2049	3,736,993	0.1
2,033,278		4.000%,11/01/2045	2,216,715	0.0
7,363,638		4.000%,08/01/2047	7,910,108	0.1
1,918,416		4.000%,08/01/2047	2,059,377	0.0
34,393,913		4.000%,04/01/2049	37,094,010	0.5
1,579,505		2.500%,05/01/2030	1,649,872	0.0
3,532,960		2.500%,06/01/2030	3,681,924	0.1
2,468,734		2.500%,06/01/2030	2,572,853	0.0
1,432,979		2.500%,07/01/2030	1,493,406	0.0
16,785,094		2.500%,04/01/2037	17,570,730	0.2
2,053,656		3.000%,08/01/2030	2,162,763	0.0
1,145,085		3.000%,09/01/2030	1,207,673	0.0
4,234,296		3.000%,04/01/2043	4,483,969	0.1
3,414,448		3.000%,07/01/2043	3,615,913	0.1
875,339		3.000%,08/01/2043	928,775	0.0
795,063		3.000%,09/01/2043	842,075	0.0
10,824,167		3.000%,04/01/2045	11,464,747	0.1
2,164,518		3.000%,08/01/2046	2,291,046	0.0
5,347,478		3.000%,08/01/2046	5,657,329	0.1
1,066,012		3.000%,11/01/2046	1,131,128	0.0

See Accompanying Notes to Financial Statements

52

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

14,165,946		3.000%,12/01/2046	14,979,223	0.2
4,310,884		3.000%,12/01/2046	4,556,213	0.1
34,559,682		3.000%,01/01/2047	36,488,289	0.5
7,824,987		3.000%,02/01/2047	8,227,626	0.1
8,411,759		3.000%,03/01/2047	8,883,108	0.1
8,639,014		3.000%,07/01/2047	9,125,392	0.1
32,080,928		3.000%,12/01/2049	33,685,605	0.4
44,310,259		3.500%,06/01/2034	47,024,836	0.6
5,455,629		3.500%,10/01/2042	5,866,577	0.1
1,818,720		3.500%,04/01/2043	1,956,679	0.0
5,365,250		3.500%,08/01/2043	5,772,250	0.1
3,394,695		3.500%,03/01/2044	3,651,836	0.1
409,251		3.500%,01/01/2046	439,761	0.0
620,611		3.500%,02/01/2046	666,801	0.0
296,098		3.500%,02/01/2046	318,175	0.0
24,750,188		3.500%,08/01/2046	26,595,685	0.3
3,009,276		3.500%,08/01/2047	3,196,216	0.0
3,971,275		3.500%,09/01/2047	4,219,069	0.1
2,758,525		3.500%,02/01/2048	2,932,232	0.0
4,158,600		3.500%,05/01/2048	4,418,026	0.1
17,745,864		3.500%,07/01/2048	19,066,095	0.2
76,337,605		3.500%,09/01/2049	80,825,151	1.0
34,543,325		3.500%,02/01/2050	36,569,089	0.5
464,992		4.000%,03/01/2042	504,192	0.0
1,964,460		4.000%,07/01/2042	2,129,509	0.0
2,172,500		4.000%,07/01/2042	2,355,962	0.0
371,414		4.000%,07/01/2042	402,763	0.0
1,036,149		4.000%,09/01/2043	1,133,716	0.0
15,956,069		4.000%,01/01/2045	17,653,144	0.2
2,198,845		4.000%,01/01/2045	2,371,236	0.0
1,521,857		4.000%,03/01/2045	1,650,067	0.0
12,712,732		4.000%,05/01/2045	13,771,330	0.2
2,282,941		4.000%,06/01/2045	2,475,268	0.0
6,789,455		4.000%,02/01/2046	7,369,345	0.1
14,364,144		4.000%,07/01/2047	15,495,496	0.2
838,324		4.000%,03/01/2048	897,699	0.0
2,518,639		4.000%,03/01/2048	2,699,272	0.0
12,274,593		4.000%,09/01/2048	13,247,179	0.2
2,232,829		4.250%,11/01/2043	2,431,895	0.0
233,474		4.500%,11/01/2040	256,273	0.0
446,613		4.500%,11/01/2040	490,277	0.0
3,416,591		4.500%,11/01/2040	3,750,823	0.1
4,184		4.500%,12/01/2040	4,593	0.0
7,246		4.500%,12/01/2040	7,955	0.0
7,234		4.500%,01/01/2041	7,941	0.0
9,884		4.500%,01/01/2041	10,849	0.0
443,795		4.500%,10/01/2041	483,740	0.0
549,931		4.500%,10/01/2044	596,549	0.0
1,409,359		4.500%,12/01/2045	1,546,897	0.0
2,044,909		4.500%,04/01/2047	2,232,541	0.0
3,870,340		4.500%,04/01/2047	4,197,585	0.1
3,990,916		4.500%,04/01/2047	4,360,007	0.1
4,555,517		4.500%,04/01/2047	4,999,139	0.1
3,041,352		4.500%,04/01/2047	3,320,815	0.0
2,178,862		4.500%,05/01/2047	2,391,043	0.0
2,584,943		4.500%,05/01/2047	2,831,606	0.0
1,917,216		4.500%,05/01/2047	2,103,910	0.0
7,534,803		4.500%,05/01/2047	8,185,593	0.1
1,587,196		4.500%,05/01/2047	1,741,758	0.0
4,388,054		4.500%,06/01/2047	4,769,405	0.1
3,566,343		4.500%,06/01/2047	3,862,880	0.1
1,191,740		4.500%,06/01/2047	1,307,793	0.0
5,694,102		4.500%,07/01/2047	6,169,460	0.1
2,992,118		4.500%,08/01/2047	3,240,098	0.0
116,344		5.000%,06/01/2033	129,230	0.0
24,009		5.000%,09/01/2033	26,669	0.0
69,785		5.000%,11/01/2033	77,519	0.0
24,023		5.000%,03/01/2034	26,682	0.0
21,324		5.000%,03/01/2034	23,684	0.0
162,942		5.000%,02/01/2035	180,935	0.0
106,038		5.000%,06/01/2035	117,774	0.0
6,106		5.000%,06/01/2035	6,781	0.0
61,224		5.000%,07/01/2035	67,997	0.0
360,393		5.000%,08/01/2035	400,631	0.0
21,718		5.000%,10/01/2035	23,904	0.0
524,569		5.000%,10/01/2035	584,103	0.0
293,651		5.000%,02/01/2036	327,707	0.0
4,292		5.000%,03/01/2036	4,791	0.0
54,531		5.000%,03/01/2036	60,855	0.0
8,925		5.000%,05/01/2036	9,962	0.0
5,676		5.000%,06/01/2036	6,332	0.0
223,199		5.000%,07/01/2036	247,946	0.0
177,620		5.000%,11/01/2040	197,250	0.0
61,442		5.000%,05/01/2041	68,320	0.0
397,092		5.000%,06/01/2041	440,331	0.0
278,679		5.000%,06/01/2041	309,875	0.0
147,025		5.500%,03/01/2037	167,022	0.0
149,398		5.500%,06/01/2039	169,731	0.0
1,431,318		5.500%,10/01/2039	1,626,547	0.0
45,354		6.000%,09/01/2036	50,299	0.0
323		6.500%,02/01/2028	358	0.0
565		6.500%,09/01/2031	627	0.0
147		6.500%,09/01/2031	164	0.0
16,057		6.500%,11/01/2031	18,841	0.0
7,482		6.500%,04/01/2032	8,514	0.0
1,331		6.500%,08/01/2032	1,534	0.0
4,303		6.500%,08/01/2032	4,888	0.0
6,555		7.000%,12/01/2027	6,685	0.0
899		7.000%,10/01/2031	922	0.0
2,959		7.000%,03/01/2032	3,453	0.0
1,126		7.500%,09/01/2030	1,335	0.0
3,684		7.500%,09/01/2031	4,459	0.0
14,688		7.500%,02/01/2032	17,228	0.0
			705,749,341	8.6

	Total U.S. Government Agency Obligations
	(Cost $1,303,264,501)		1,367,674,291	16.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.1%
10,647,000	(1),(3)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.998%, 05/27/2021	9,954,666	0.1
4,390,000	(1)	Bancorp Commercial Mortgage 2018 CRE4 D Trust, 2.805%, (US0001M + 2.100%), 09/15/2035	3,387,229	0.0
24,811,172	(3),(5)	BANK 2017-BNK4 XA, 1.421%, 05/15/2050	1,724,108	0.0
167,655,000	(3),(5)	BANK 2017-BNK8 XB, 0.175%, 11/15/2050	2,053,204	0.0
204,729,308	(3),(5)	BANK 2018-BNK14 XA, 0.521%, 09/15/2060	6,543,783	0.1
19,110,000	(1),(3),(5)	BANK 2018-BNK14 XD, 1.602%, 09/15/2060	2,082,143	0.0
24,696,456	(3),(5)	BANK 2019-BNK16 XA, 0.966%, 02/15/2052	1,579,879	0.0
5,210,000	(1)	BANK 2019-BNK18 D, 3.000%, 05/15/2062	3,269,321	0.0
6,580,000	(3)	Bank 2019-BNK19 C, 4.035%, 08/15/2061	5,519,716	0.1
100,701,485	(3),(5)	Bank 2019-BNK19 XA, 0.964%, 08/15/2061	6,987,535	0.1

See Accompanying Notes to Financial Statements

53

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

92,840,000	(1),(3),(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	2,740,089	0.0
2,400,000	(1)	BDS 2018-FL2 D, 3.350%, (US0001M + 2.550%), 08/15/2035	2,048,221	0.0
2,620,000	(1),(3)	BENCHMARK 2018-B3 D Mortgage Trust, 3.057%, 04/10/2051	1,755,712	0.0
54,451,680	(3),(5)	Benchmark 2019-B12 XA Mortgage Trust, 1.068%, 08/15/2052	3,692,260	0.0
7,470,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	4,760,381	0.1
36,649,740	(3),(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.047%, 03/15/2052	2,644,737	0.0
6,420,000	(1)	Benchmark 2020-B17 D Mortgage Trust, 2.250%, 03/15/2053	4,079,667	0.1
92,730,000	(3),(5)	Benchmark 2020-B17 XA Mortgage Trust, 1.542%, 03/15/2053	8,709,100	0.1
7,540,000	(1)	BHP Trust 2019-BXHP D, 2.476%, (US0001M + 1.771%), 08/15/2036	6,324,508	0.1
7,570,000	(1)	BHP Trust 2019-BXHP E, 3.272%, (US0001M + 2.568%), 08/15/2036	6,145,317	0.1
5,392,484		BMD2 2019-FRR1, 2.870%, 05/25/2052	5,025,825	0.1
9,101,360		BMD2 RE-REMIC TR 2019 3.6, 3.665%, 09/25/2022	8,930,157	0.1
8,025,365	(1)	BX Commercial Mortgage Trust 2019-XL A, 1.625%, (US0001M + 0.920%), 10/15/2036	7,749,129	0.1
24,572,902	(1)	BX Commercial Mortgage Trust 2019-XL G, 3.005%, (US0001M + 2.300%), 10/15/2036	21,250,768	0.3
24,572,902	(1)	BX Commercial Mortgage Trust 2019-XL J, 3.355%, (US0001M + 2.650%), 10/15/2036	21,280,185	0.3
21,390,000	(1)	BX Commercial Mortgage Trust 2020-BXLP G, 3.205%, (US0001M + 2.500%), 12/15/2029	18,239,364	0.2
5,150,000	(1)	BX Trust 2019-MMP E, 2.605%, (US0001M + 1.900%), 08/15/2036	4,986,387	0.1
6,000,000	(1)	BX Trust 2019-OC11 A, 3.202%, 12/09/2041	5,565,600	0.1
10,660,000	(1),(3)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	8,201,742	0.1
7,290,000		Cantor Commercial Real Estate Lending 2019-CF2 A5, 2.874%, 11/15/2052	7,662,201	0.1
3,340,000	(3)	CCUBS Commercial Mortgage Trust 2017-C1 C, 4.393%, 11/15/2050	2,741,754	0.0
93,522,520	(3),(5)	CCUBS Commercial Mortgage Trust 2017-C1 XA, 1.012%, 11/15/2050	4,751,720	0.1
24,835,436	(3),(5)	CD 2016-CD1 Mortgage Trust XA, 1.404%, 08/10/2049	1,582,425	0.0
45,113,000	(1),(3),(5)	CD 2016-CD1 Mortgage Trust XB, 0.678%, 08/10/2049	1,755,609	0.0
33,730,709	(3),(5)	CD 2017-CD4 Mortgage Trust XA, 1.306%, 05/10/2050	2,114,558	0.0
4,280,000	(3)	CD 2017-CD6 Mortgage Trust C, 4.267%, 11/13/2050	3,478,625	0.0
7,453,264	(1),(3)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.089%, 04/15/2044	7,047,710	0.1
4,139,000	(3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	3,889,314	0.1
3,910,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19, 5.092%, 03/10/2047	3,479,049	0.0
7,745,000	(1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	5,025,195	0.1
40,776,675	(3),(5)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.975%, 07/10/2049	3,460,965	0.0
82,540,015	(3),(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.106%, 10/12/2050	4,510,556	0.1
3,940,000	(3)	Citigroup Commercial Mortgage Trust 2017-P8 C, 4.269%, 09/15/2050	3,219,294	0.0
40,211,727	(3),(5)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.914%, 09/15/2050	2,072,195	0.0
88,795,092	(3),(5)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.599%, 06/10/2051	3,788,363	0.0
7,480,000		Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	7,687,803	0.1
9,645,000	(1),(3)	COMM 2013-CR10 F Mortgage Trust, 4.789%, 08/10/2046	7,818,257	0.1
2,180,000	(3)	Commercial Mortgage Pass Through Certificates 2016-CR28 D, 3.896%, 02/10/2049	1,712,462	0.0

See Accompanying Notes to Financial Statements

54

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

28,378,644	(3),(5)	COMM 2012-CR2 XA, 1.633%, 08/15/2045	826,593	0.0
31,075,230	(3),(5)	COMM 2012-CR4 XA, 1.697%, 10/15/2045	1,004,398	0.0
27,260,000	(1),(3),(5)	COMM 2012-CR4 XB, 0.614%, 10/15/2045	415,388	0.0
48,200,568	(1),(3),(5)	COMM 2012-LC4 XA, 2.101%, 12/10/2044	1,390,625	0.0
4,640,000	(1),(3)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	3,938,649	0.1
3,310,000	(3)	COMM 2015-CCRE26 D Mortgage Trust, 3.484%, 10/10/2048	2,571,648	0.0
129,372,029	(1),(3),(5)	COMM 2015-PC1 XA, 0.660%, 07/10/2050	3,004,885	0.0
920,000	(3)	COMM 2016-COR1 C, 4.383%, 10/10/2049	776,622	0.0
68,703,910	(3),(5)	COMM 2016-CR28 XA, 0.693%, 02/10/2049	1,934,269	0.0
36,126,734	(3),(5)	COMM 2017-COR2 XA, 1.171%, 09/10/2050	2,399,032	0.0
12,420,000		COMM 2018-COR3 A3 Mortgage Trust, 4.228%, 05/10/2051	13,758,439	0.2
14,010,000	(1),(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	8,719,149	0.1
15,420,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 3.355%, (US0001M + 2.650%), 05/15/2036	11,954,087	0.1
6,670,000	(3)	Csail 2015-C2 C Commercial Mortgage Trust, 4.192%, 06/15/2057	5,804,497	0.1
4,340,000	(1),(3)	CSAIL 2017-CX10 D Commercial Mortgage Trust, 4.111%, 11/15/2050	3,216,942	0.0
19,066,000	(3)	CSAIL 2018-CX11 A5 Commercial Mortgage Trust, 4.033%, 04/15/2051	20,760,659	0.3
6,407,012	(1)	CSWF 2018-TOP E, 2.955%, (US0001M + 2.250%), 08/15/2035	5,286,074	0.1
6,056,423	(1)	CSWF 2018-TOP F, 3.455%, (US0001M + 2.750%), 08/15/2035	4,802,439	0.1
4,460,000	(1),(3)	DBJPM 16-C3 Mortgage Trust, 3.491%, 08/10/2049	3,318,826	0.0
5,000,000	(1),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	4,814,766	0.1
12,519,000	(1)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	11,950,517	0.1
4,480,000	(1)	Exantas Capital Corp. 2019-RSO7 C Ltd., 2.850%, (US0001M + 2.050%), 04/15/2036	3,315,178	0.0
10,520,000	(1)	Fontainebleau Miami Beach Trust 2019-FBLU F, 4.095%, 12/10/2036	7,007,305	0.1
16,840,000	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.298%, 08/25/2020	162,769	0.0
77,599,012	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.815%, 01/25/2043	1,241,491	0.0
42,047,111	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/2040	1,526,398	0.0
31,879,545	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.592%, 05/25/2041	1,388,692	0.0
187,773,113	(1),(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	237,308	0.0
223,355,545	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates KHG2 X, 0.406%, 02/25/2030	5,671,690	0.1
4,580,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR E, 2.255%, (US0001M + 1.550%), 07/15/2035	4,358,764	0.1
4,400,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.805%, (US0001M + 2.100%), 07/15/2035	4,294,441	0.1
12,770,000	(1)	GS Mortgage Securities Corp. Trust 2019-70P E, 2.905%, (US0001M + 2.200%), 10/15/2036	10,084,754	0.1
5,110,000	(1)	GS Mortgage Securities Corp. Trust 2019-70P F, 3.355%, (US0001M + 2.650%), 10/15/2036	4,002,374	0.1
3,400,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 D, 5.180%, 12/10/2043	3,332,968	0.0
8,190,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	7,839,314	0.1
3,710,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	3,510,603	0.0
5,340,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 G, 4.548%, 12/10/2043	5,097,608	0.1

See Accompanying Notes to Financial Statements

55

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

6,140,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	4,689,591	0.1
46,973,078	(3),(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.032%, 11/10/2046	1,440,331	0.0
65,288,551	(3),(5)	GS Mortgage Securities Trust 2014-GC22 XA, 0.985%, 06/10/2047	1,727,065	0.0
81,824,745	(3),(5)	GS Mortgage Securities Trust 2016-GS4 XA, 0.567%, 11/10/2049	1,987,228	0.0
69,921,372	(3),(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.041%, 05/10/2050	4,118,949	0.1
6,310,000		GS Mortgage Securities Trust 2019-GC38 A4, 3.968%, 02/10/2052	6,969,425	0.1
78,390,308	(3),(5)	GS Mortgage Securities Trust 2019-GC38 XA, 0.963%, 02/10/2052	5,004,296	0.1
13,220,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	12,393,312	0.2
10,120,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	9,281,040	0.1
11,820,000		GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	12,156,606	0.2
7,690,000	(1),(3)	Hudson Yards 2019-55HY F Mortgage Trust, 2.943%, 12/10/2041	6,574,129	0.1
14,030,000	(1),(3)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	8,138,326	0.1
2,400,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 E, 5.541%, 07/15/2046	2,330,803	0.0
4,500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,248,637	0.1
73,538,575	(3),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.476%, 06/15/2045	1,382,466	0.0
5,550,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	4,662,278	0.1
93,754,062	(3),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.729%, 12/15/2049	2,719,046	0.0
10,720,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	8,453,547	0.1
6,363,797	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.198%, 11/15/2045	5,738,397	0.1
7,840,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.892%, 01/15/2047	6,942,750	0.1
6,470,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	4,698,517	0.1
10,865,151	(3),(5)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.750%, 04/15/2047	207,913	0.0
3,080,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2014-C26 D, 3.882%, 01/15/2048	2,522,325	0.0
1,416,065	(3),(5)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.057%, 10/15/2048	47,765	0.0
12,440,000		JPMCC Commercial Mortgage Securities Trust 2019-COR4 A5, 4.029%, 03/10/2052	14,040,603	0.2
5,000,000		JPMDB Commercial Mortgage Securities Trust 2019-COR6 A4, 3.057%, 11/13/2052	5,311,050	0.1
2,000,000	(1)	KNDL 2019-KNSQ F Mortgage Trust, 2.705%, (US0001M + 2.000%), 05/15/2036	1,502,436	0.0
4,110,201	(1),(3),(5)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.600%, 11/15/2038	13,510	0.0
46,415,798	(1),(3),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.000%, 03/10/2050	1,672,584	0.0
4,340,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 D, 4.909%, 11/15/2046	3,859,498	0.0
74,669,036	(3),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.003%, 12/15/2047	2,633,472	0.0
3,970,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.909%, 04/15/2047	3,485,626	0.0

See Accompanying Notes to Financial Statements

56

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

10,600,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.060%, 10/15/2048	7,973,994	0.1
3,090,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	2,686,978	0.0
14,914,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	14,522,618	0.2
7,864,000	(1),(3)	Morgan Stanley Capital I Trust 2016-BNK2 E, 3.905%, 11/15/2049	4,838,181	0.1
7,455,000		Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	8,057,042	0.1
490,000	(1)	Morgan Stanley Capital I Trust 2019-H7 D, 3.000%, 07/15/2052	305,152	0.0
2,500,000	(1)	Morgan Stanley Capital I Trust 2019-PLND E, 2.855%, (US0001M + 2.150%), 05/15/2036	2,008,679	0.0
4,670,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	3,065,878	0.0
46,534,350	(3),(5)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.793%, 12/15/2050	2,151,064	0.0
6,820,000	(1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	6,207,103	0.1
12,790,000	(1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	11,166,882	0.1
14,680,000	(1)	One Bryant Park Trust 2019-OBP A, 2.516%, 09/13/2049	14,990,388	0.2
8,262,000	(1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 3.705%, (US0001M + 3.000%), 01/15/2035	7,451,512	0.1
7,680,000		UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 09/15/2052	8,160,257	0.1
5,280,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.476%, 12/10/2045	4,818,310	0.1
9,020,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.476%, 12/10/2045	7,501,973	0.1
6,239,500	(1)	Wells Fargo Commercial Mortgage Trust 2010-C1 E, 4.000%, 11/15/2043	6,037,211	0.1
8,780,000	(1)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	8,435,388	0.1
4,830,000	(3)	Wells Fargo Commercial Mortgage Trust 2017-C40 C, 4.330%, 10/15/2050	3,957,373	0.1
8,660,000		Wells Fargo Commercial Mortgage Trust 2018-C44 A5, 4.212%, 05/15/2051	9,808,202	0.1
1,264,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	802,379	0.0
6,000,000	(1),(6)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	4,950,924	0.1
3,270,000	(1),(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.661%, 11/15/2044	3,119,093	0.0
13,339,543	(1),(3),(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.807%, 08/15/2045	418,089	0.0
9,610,970	(1),(3),(5)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.892%, 11/15/2045	371,962	0.0
3,920,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	2,985,465	0.0
81,728,062	(3),(5)	WFRBS Commercial Mortgage Trust 2014-C25 XA, 0.816%, 11/15/2047	2,487,296	0.0
12,946,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.258%, 03/15/2045	9,150,070	0.1

	Total Commercial Mortgage-Backed Securities
	(Cost $833,271,252)		750,131,933	9.1

SOVEREIGN BONDS: 2.6%
2,750,000		Argentine Republic Government International Bond, 5.625%, 01/26/2022	811,250	0.0
4,960,000		Argentine Republic Government International Bond, 6.875%, 04/22/2021	1,450,800	0.0
2,900,000	(2)	Argentine Republic Government International Bond, 6.875%, 01/26/2027	812,029	0.0
BRL 95,000,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, 01/01/2027	21,176,094	0.3

See Accompanying Notes to Financial Statements

57

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

BRL 52,000,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	11,363,897	0.2
5,900,000	(2)	Brazilian Government International Bond, 4.625%, 01/13/2028	6,307,100	0.1
2,500,000		Brazilian Government International Bond, 6.000%, 04/07/2026	2,848,750	0.1
3,000,000	(2)	Colombia Government International Bond, 3.000%, 01/30/2030	2,748,000	0.0
5,225,000		Colombia Government International Bond, 3.875%, 04/25/2027	5,206,935	0.1
2,500,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,627,600	0.0
272,000		Croatia Government International Bond, 6.375%, 03/24/2021	278,757	0.0
7,900,000	(1),(2)	Dominican Republic International Bond, 4.500%, 01/30/2030	6,908,550	0.1
300,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	290,623	0.0
270,000		Dominican Republic International Bond, 5.875%, 04/18/2024	268,311	0.0
900,000		Dominican Republic International Bond, 5.950%, 01/25/2027	858,557	0.0
300,000	(1),(2)	Dominican Republic International Bond, 6.600%, 01/28/2024	296,626	0.0
4,825,000		Dominican Republic International Bond, 6.875%, 01/29/2026	4,842,093	0.1
2,675,000		Egypt Government International Bond, 5.875%, 06/11/2025	2,414,768	0.0
250,000	(1),(2)	Egypt Government International Bond, 5.875%, 06/11/2025	225,679	0.0
1,300,000		Egypt Government International Bond, 6.588%, 02/21/2028	1,113,125	0.0
9,150,000		Egypt Government International Bond, 7.500%, 01/31/2027	8,356,933	0.1
1,240,000	(1),(2)	Gabon Government International Bond, 6.625%, 02/06/2031	767,356	0.0
12,725,000	(1)	Ghana Government International Bond, 6.375%, 02/11/2027	9,384,687	0.1
IDR 132,518,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	8,151,114	0.1
3,288,330	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	2,980,421	0.1
1,000,000		Jordan Government International Bond, 6.125%, 01/29/2026	915,770	0.0
1,200,000	(1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,113,000	0.0
MXN 170,290,000		Mexican Bonos, 7.750%, 11/13/2042	7,020,923	0.1
2,250,000		Morocco Government International Bond, 4.250%, 12/11/2022	2,239,918	0.0
600,000	(1)	Morocco Government International Bond, 4.250%, 12/11/2022	597,311	0.0
850,000		Namibia International Bonds, 5.500%, 11/03/2021	821,011	0.0
3,400,000		Oman Government International Bond, 6.000%, 08/01/2029	2,454,239	0.0
693,000		Panama Government International Bond, 6.700%, 01/26/2036	896,787	0.0
1,000,000		Panama Government International Bond, 9.375%, 04/01/2029	1,426,052	0.0
600,000		Paraguay Government International Bond, 4.625%, 01/25/2023	609,006	0.0
600,000	(1),(2)	Paraguay Government International Bond, 4.625%, 01/25/2023	609,006	0.0
PEN 14,129,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	4,430,843	0.1
PEN 14,130,000		Peru Government Bond, 6.850%, 02/12/2042	4,648,440	0.1
2,675,000		Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	2,690,488	0.0
4,000,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.400%, 03/01/2028	4,052,280	0.1
4,200,000		Philippine Government International Bond, 3.750%, 01/14/2029	4,683,762	0.1
3,450,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	2,844,546	0.0
12,300,000		Republic of South Africa Government International Bond, 4.850%, 09/30/2029	10,147,648	0.1
RUB 815,784,000		Russian Federal Bond - OFZ, 7.250%, 05/10/2034	10,860,345	0.1
3,600,000		Russian Foreign Bond - Eurobond, 4.250%, 06/23/2027	3,781,548	0.1
2,600,000		Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	2,767,700	0.0
2,925,000	(1)	Saudi Government International Bond, 4.500%, 04/17/2030	3,159,796	0.1
1,200,000		Sri Lanka Government International Bond, 6.350%, 06/28/2024	756,000	0.0

See Accompanying Notes to Financial Statements

58

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

22,225,000		Turkey Government International Bond, 4.875%, 10/09/2026	18,850,134	0.2
1,000,000		Turkey Government International Bond, 5.125%, 02/17/2028	840,595	0.0
1,000,000		Turkey Government International Bond, 6.125%, 10/24/2028	882,890	0.0
200,000		Turkey Government International Bond, 6.250%, 09/26/2022	195,354	0.0
2,625,000		Turkey Government International Bond, 7.250%, 12/23/2023	2,574,944	0.0
2,083,000		Turkey Government International Bond, 7.375%, 02/05/2025	2,052,599	0.0
2,726,000		Ukraine Government AID Bonds, 1.847%, 05/29/2020	2,740,966	0.0
1,500,000		Ukraine Government International Bond, 7.750%, 09/01/2023	1,412,212	0.0
10,400,000		Ukraine Government International Bond, 7.750%, 09/01/2025	9,505,600	0.1

	Total Sovereign Bonds
	(Cost $256,902,262)		215,071,768	2.6

ASSET-BACKED SECURITIES: 10.0%
		Automobile Asset-Backed Securities: 0.9%
5,950,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	4,858,471	0.1
8,440,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	8,449,728	0.1
5,750,000		AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	5,680,906	0.1
5,050,000		AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	4,790,730	0.1
8,300,000		AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	7,786,455	0.1
750,000		CarMax Auto Owner Trust 2017-4 D, 3.300%, 05/15/2024	742,908	0.0
1,500,000		Carmax Auto Owner Trust 2018-4 D, 4.150%, 04/15/2025	1,392,921	0.0
600,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	600,253	0.0
6,150,000	(1)	Oscar US Funding XI LLC 2019-2A A4, 2.680%, 09/10/2026	6,355,623	0.1
500,000		Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	485,312	0.0
9,100,000		Santander Drive Auto Receivables Trust 2018-4 D, 3.980%, 12/15/2025	9,127,893	0.1
2,850,000		Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,761,467	0.0
7,550,000		Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	7,217,589	0.1
9,850,000	(1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	9,702,709	0.1
164,798	(1)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	164,155	0.0
4,150,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	4,075,418	0.0
			74,192,538	0.9

		Credit Card Asset-Backed Securities: 0.0%
600,000		Synchrony Credit Card Master Note Trust 2017-2 C, 3.010%, 10/15/2025	606,763	0.0

		Home Equity Asset-Backed Securities: 0.3%
3,449,486	(1),(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	3,123,558	0.1
6,826,145		Freddie Mac Structured Pass Through Certificates T-31 A7, 1.072%, (US0001M + 0.250%), 05/25/2031	6,791,067	0.1
5,952,104	(3)	GSAA Home Equity Trust 2006-4 4A3, 3.729%, 03/25/2036	4,251,220	0.1
3,714,586	(3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	2,030,202	0.0
269,463	(3)	HSI Asset Loan Obligation Trust 2007-WF1 A6, 4.869%, 12/25/2036	206,747	0.0
881,685		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A3, 1.267%, (US0001M + 0.160%), 02/25/2037	694,953	0.0

See Accompanying Notes to Financial Statements

59

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,073,159		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.407%, (US0001M + 0.230%), 02/25/2037	855,073	0.0
2,884,193	(3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	2,925,233	0.0
			20,878,053	0.3

		Other Asset-Backed Securities: 8.2%
2,862,787	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	2,712,487	0.0
10,000,000	(1)	Allegany Park CLO Ltd. 2019-1A A, 3.164%, (US0003M + 1.330%), 01/20/2033	9,362,560	0.1
1,073,505	(1),(3),(4),(5)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
10,000,000	(1)	AMMC CLO 15 Ltd. 2014-15A ARR, 3.091%, (US0003M + 1.260%), 01/15/2032	9,331,510	0.1
3,900,000	(1)	Apidos CLO XII 2013-12A AR, 2.911%, (US0003M + 1.080%), 04/15/2031	3,668,566	0.1
500,000	(1)	Apidos CLO XII 2013-12A CR, 3.631%, (US0003M + 1.800%), 04/15/2031	422,381	0.0
20,000,000	(1)	Apidos CLO XXXII 2019-32A A1, 3.003%, (US0003M + 1.320%), 01/20/2033	18,770,320	0.2
4,450,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	4,052,837	0.1
2,050,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	1,773,086	0.0
4,659,403	(1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	4,646,345	0.1
10,000,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.061%, (US0003M + 1.230%), 01/15/2030	9,145,380	0.1
3,890,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.169%, (US0003M + 1.350%), 07/18/2029	3,623,270	0.0
6,361,000	(1)	Babson CLO Ltd. 2018-3A A2, 3.119%, (US0003M + 1.300%), 07/20/2029	5,893,575	0.1
1,650,000	(1)	Bain Capital Credit CLO 2017-1A A2, 3.169%, (US0003M + 1.350%), 07/20/2030	1,538,665	0.0
3,750,000	(1)	Barings Clo Ltd. 2019-4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	3,156,870	0.0
7,500,000	(1)	Beechwood Park CLO Ltd. 2019-1A A1, 3.233%, (US0003M + 1.330%), 01/17/2033	7,009,320	0.1
8,770,000	(1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 3.081%, (US0003M + 1.250%), 07/15/2029	8,405,107	0.1
7,500,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.019%, (US0003M + 1.200%), 01/20/2031	6,655,642	0.1
5,000,000	(1)	Benefit Street Partners CLO XIV Ltd. 2018-14A A2, 2.969%, (US0003M + 1.150%), 04/20/2031	4,522,170	0.1
17,350,000	(1)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 3.228%, (US0003M + 1.350%), 01/15/2033	16,073,474	0.2
4,070,000	(1)	BlueMountain CLO 2015-1A BR, 4.348%, (US0003M + 2.500%), 04/13/2027	3,895,849	0.1
10,000,000	(1)	Carbone CLO Ltd. 2017-1A A1, 2.967%, (US0003M + 1.140%), 01/20/2031	9,404,320	0.1
700,000	(1)	Carlyle Global Market Strategies CLO 2014-2RA A1 Ltd., 2.742%, (US0003M + 1.050%), 05/15/2031	658,897	0.0
3,250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 2.966%, (US0003M + 1.130%), 04/17/2031	2,935,839	0.0
3,530,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.086%, (US0003M + 1.250%), 10/17/2030	3,314,885	0.0
37,149		Chase Funding Trust Series 2003-5 2A2, 1.547%, (US0001M + 0.600%), 07/25/2033	32,866	0.0
4,050,000	(1)	CIFC Funding 2013-2A A1LR, 3.037%, (US0003M + 1.210%), 10/18/2030	3,864,429	0.1
2,150,000	(1)	CIFC Funding 2017-2A C, 4.169%, (US0003M + 2.350%), 04/20/2030	1,884,914	0.0
7,400,000	(1)	CIFC Funding 2017-4 A1, 3.051%, (US0003M + 1.250%), 10/24/2030	7,009,524	0.1
3,000,000	(1)	CIFC Funding 2017-5A A1, 3.016%, (US0003M + 1.180%), 11/16/2030	2,840,202	0.0

See Accompanying Notes to Financial Statements

60

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

11,380,000	(1)	CIFC Funding 2019-6A A1 Ltd., 3.237%, (US0003M + 1.330%), 01/16/2033	10,691,635	0.1
3,000,000	(1)	CIFC Funding 2019-6A A2 Ltd., 3.657%, (US0003M + 1.750%), 01/16/2033	2,789,127	0.0
4,675,000	(1)	Cole Park CLO Ltd. 2015-1A CR, 3.819%, (US0003M + 2.000%), 10/20/2028	4,219,061	0.1
7,425,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.652%, (US0001M + 0.705%), 09/25/2035	6,548,324	0.1
9,874,233		Credit-Based Asset Servicing & Securitization LLC 2006-CB8 A2C, 1.097%, (US0001M + 0.150%), 10/25/2036	7,984,201	0.1
4,714,375	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	4,546,904	0.1
2,431,625	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	2,365,182	0.0
4,200,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 2.999%, (US0003M + 1.180%), 10/20/2030	3,972,469	0.1
7,000,000	(1)	Dewolf Park Clo Ltd. 2017-1A A, 3.041%, (US0003M + 1.210%), 10/15/2030	6,634,845	0.1
635,375	(1)	Domino's Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	622,033	0.0
6,832,875	(1)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	6,102,236	0.1
2,610,250	(1)	Domino's Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	2,501,442	0.0
5,791,500	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	5,547,736	0.1
2,308,875	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	2,261,487	0.0
6,660,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.181%, (US0003M + 1.350%), 04/15/2028	6,115,372	0.1
5,565,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.892%, (US0003M + 1.200%), 08/15/2030	5,335,650	0.1
7,000,000	(1)	Dryden 78 CLO Ltd. 2020-78A A, 2.447%, (US0003M + 1.180%), 04/17/2033	6,510,000	0.1
8,000,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.069%, (US0003M + 1.250%), 01/20/2030	7,223,776	0.1
4,228,050	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	4,452,695	0.1
4,250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.021%, (US0003M + 1.220%), 07/24/2030	4,040,670	0.1
2,500,000	(1)	Galaxy XV CLO Ltd. 2013-15A AR, 3.031%, (US0003M + 1.200%), 10/15/2030	2,361,297	0.0
11,150,000	(1)	Galaxy XXI CLO Ltd. 2015-21A AR, 2.839%, (US0003M + 1.020%), 04/20/2031	10,411,926	0.1
2,300,000	(1)	Gilbert Park CLO Ltd. 2017-1A A, 3.021%, (US0003M + 1.190%), 10/15/2030	2,179,326	0.0
7,000,000	(1)	Goldentree Loan Management US Clo 2 Ltd. 2017-2A A, 2.969%, (US0003M + 1.150%), 11/28/2030	6,610,996	0.1
4,727,499	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	4,289,837	0.1
1,281,642	(1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	1,343,903	0.0
1,219,708	(1)	HERO Funding Trust 2016-2A A, 3.750%, 09/20/2041	1,255,546	0.0
3,020,285	(1)	HERO Funding Trust 2016-4A A2, 4.290%, 09/20/2047	3,211,499	0.0
1,250,000	(1)	Home Partners of America 2018-1 E Trust, 2.650%, (US0001M + 1.850%), 07/17/2037	1,102,254	0.0
7,750,000	(1)	Jay Park CLO Ltd. 2016-1A BR, 3.819%, (US0003M + 2.000%), 10/20/2027	6,867,817	0.1
7,300,000	(1)	Jersey Mike's Funding 2019-1A A2, 4.433%, 02/15/2050	6,477,290	0.1
4,328,213	(1)	JG Wentworth XLII LLC 2018-2A A, 3.960%, 10/15/2075	4,436,656	0.1
3,111,030	(1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	3,095,083	0.0
10,050,000	(1)	Kayne CLO 6 Ltd. 2019-6A A1, 3.131%, (US0003M + 1.380%), 01/20/2033	9,380,167	0.1
6,000,000	(1)	Kayne CLO 6 Ltd. 2019-6A A2, 3.601%, (US0003M + 1.850%), 01/20/2033	5,560,572	0.1

See Accompanying Notes to Financial Statements

61

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

4,250,000	(1)	Kayne CLO 7 Ltd. 2020-7A A1, 2.651%, (US0003M + 1.200%), 04/17/2033	3,591,250	0.0
6,000,000	(1),(9)	KKR CLO 21 A Ltd., 2.831%, (US0003M + 1.000%), 04/15/2031	5,580,216	0.1
6,000,000	(1)	LCM 26A A2 Ltd., 3.069%, (US0003M + 1.250%), 01/20/2031	5,480,364	0.1
1,867,000	(1)	LCM XIV L.P. 14A AR, 2.867%, (US0003M + 1.040%), 07/20/2031	1,741,060	0.0
5,000,000	(1)	LCM XVIII L.P. 18A A2R, 3.039%, (US0003M + 1.220%), 04/20/2031	4,537,885	0.1
5,400,000	(1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.994%, (US0003M + 2.200%), 01/27/2026	5,123,417	0.1
3,600,000	(1)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.681%, (US0003M + 2.850%), 10/15/2032	2,972,927	0.0
1,400,000	(1)	Madison Park Funding XXVII Ltd. 2018-27A B, 3.619%, (US0003M + 1.800%), 04/20/2030	1,176,028	0.0
13,150,000	(1)	Magnetite XXII Ltd. 2019-22A A2, 3.481%, (US0003M + 1.650%), 04/15/2031	12,219,204	0.2
3,400,000	(1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	3,344,691	0.0
3,488,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	3,245,711	0.0
500,000	(1)	Marlette Funding Trust 2019-2 A2A, 3.530%, 07/16/2029	407,377	0.0
4,200,000	(1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	3,135,780	0.0
1,100,000	(1),(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	1,079,441	0.0
3,200,000	(1),(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	3,022,023	0.0
2,482,000	(1),(3)	Mill City Mortgage Trust 2015-2 B2, 3.820%, 09/25/2057	2,065,753	0.0
1,241,902	(1)	Mill City Solar Loan 2019-1A A Ltd., 4.340%, 03/20/2043	1,211,825	0.0
6,361,877	(1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	6,023,798	0.1
4,819,560	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	4,633,576	0.1
7,924,800	(1)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	8,001,984	0.1
2,024,885	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,856,797	0.0
7,028,345	(1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	6,784,575	0.1
2,993,822	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	2,995,769	0.0
3,250,000	(1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	2,691,253	0.0
12,250,000	(1)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 3.243%, (US0003M + 1.340%), 01/19/2033	11,599,892	0.1
2,500,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 3.686%, (US0003M + 1.850%), 04/17/2027	2,315,722	0.0
9,470,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.139%, (US0003M + 1.320%), 03/17/2030	8,991,869	0.1
3,000,000	(1)	Octagon Investment Partners Ltd. 2017-1A A2, 3.181%, (US0003M + 1.350%), 07/15/2029	2,784,759	0.0
5,520,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.206%, (US0003M + 1.375%), 07/15/2029	4,975,088	0.1
4,060,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.169%, (US0003M + 1.350%), 07/19/2030	3,759,150	0.1
20,000,000	(1)	Octagon Loan Funding Ltd. 2014-1A ARR, 2.872%, (US0003M + 1.180%), 11/18/2031	18,709,280	0.2
17,700,000	(1)	OHA Loan Funding 2015-1A A1R2 Ltd., 3.032%, (US0003M + 1.340%), 11/15/2032	16,602,494	0.2
3,550,000	(1)	Palmer Square CLO 2014-1A A1R2 Ltd., 2.966%, (US0003M + 1.130%), 01/17/2031	3,383,381	0.0
10,000,000	(1)	Palmer Square CLO 2018-1A A1 Ltd., 2.849%, (US0003M + 1.030%), 04/18/2031	9,427,440	0.1
6,700,000	(1)	Palmer Square Loan Funding 2018-1A B Ltd., 3.231%, (US0003M + 1.400%), 04/15/2026	5,833,127	0.1
4,000,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 3.681%, (US0003M + 1.850%), 04/15/2026	3,160,048	0.0

See Accompanying Notes to Financial Statements

62

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,000,000	(1),(9)	Palmer Square Loan Funding 2018-2A C Ltd., 3.781%, (US0003M + 1.950%), 07/15/2026	772,683	0.0
6,600,000	(1)	Palmer Square CLO 2015-2A A1R2 Ltd., 2.919%, (US0003M + 1.100%), 07/20/2030	6,256,430	0.1
6,107,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	5,829,928	0.1
572,544	(3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.741%, 01/25/2036	558,385	0.0
5,037,375	(1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	4,651,572	0.1
2,000,000	(1),(3)	Sofi Consumer Loan Program 2016-4 C LLC, 5.920%, 11/25/2025	1,898,317	0.0
5,101,000	(1)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/2026	4,588,757	0.1
1,585,000	(1)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,485,066	0.0
7,000,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	5,772,003	0.1
7,190,000	(1)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	6,871,592	0.1
3,700,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	3,456,547	0.0
9,950,000	(1)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	8,823,264	0.1
3,450,000	(1)	SoFi Consumer Loan Program 2018-4 B Trust, 3.960%, 11/26/2027	3,238,545	0.0
2,000,000	(1)	SoFi Consumer Loan Program 2019-2 C Trust, 3.460%, 04/25/2028	1,544,610	0.0
2,000,000	(1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	1,403,413	0.0
4,100,000	(1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	3,353,076	0.0
1,300,000	(1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	1,054,221	0.0
345,333	(1)	Sonic Capital LLC 2018-1A A2, 4.026%, 02/20/2048	349,715	0.0
7,293,917	(1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	7,098,033	0.1
22,060,000	(1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 3.231%, (US0003M + 1.400%), 01/15/2033	20,042,503	0.2
4,819,982	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	4,311,191	0.1
4,729,670	(1)	Sunrun Xanadu Issuer 2019-1A A LLC, 3.980%, 06/30/2054	3,646,765	0.1
6,073,125	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	5,983,382	0.1
7,200,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	6,152,972	0.1
7,000,000	(1)	THL Credit Wind River 2013-2A AR CLO Ltd., 3.049%, (US0003M + 1.230%), 10/18/2030	6,582,380	0.1
12,250,000	(1)	THL Credit Wind River 2016-2A A1R CLO Ltd., 2.953%, (US0003M + 1.190%), 11/01/2031	11,448,348	0.1
7,080,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.049%, (US0003M + 1.230%), 07/20/2030	6,714,736	0.1
7,500,000	(1)	Tiaa Clo III Ltd. 2017-2A A, 2.993%, (US0003M + 1.150%), 01/16/2031	6,935,325	0.1
1,400,000	(1),(3)	Towd Point Mortgage Trust 2015-2 1B1, 3.757%, 11/25/2060	1,282,058	0.0
2,640,000	(1),(3)	Towd Point Mortgage Trust 2015-2 2B2, 4.449%, 11/25/2057	2,537,215	0.0
4,346,000	(1),(3)	Towd Point Mortgage Trust 2016-2 M1, 3.000%, 08/25/2055	4,055,934	0.1
3,200,000	(1),(3)	Towd Point Mortgage Trust 2017-1 M1, 3.750%, 10/25/2056	3,047,983	0.0
2,200,000	(1),(3)	Towd Point Mortgage Trust 2017-3 M1, 3.500%, 07/25/2057	1,983,729	0.0
3,000,000	(1)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	3,020,350	0.0
7,250,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 3.731%, (US0003M + 1.900%), 04/15/2027	6,234,855	0.1
1,955,000	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	1,786,655	0.0
3,606,975	(1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	3,269,795	0.0
			678,161,591	8.2

See Accompanying Notes to Financial Statements

63

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

		Student Loan Asset-Backed Securities: 0.6%
831,351	(1)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	856,751	0.0
2,300,000	(1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	2,360,574	0.0
240,353	(1)	Commonbond Student Loan Trust 2018-A-GS C, 3.820%, 02/25/2044	246,828	0.0
255,319	(1)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	252,132	0.0
327,188	(1),(3)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	338,549	0.0
252,967	(1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	256,917	0.0
504,691	(1)	Laurel Road Prime Student Loan Trust 2017-B A4, 3.020%, 08/25/2042	492,754	0.0
2,700,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,642,843	0.0
1,450,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,505,786	0.0
4,100,000	(1),(3)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	4,341,007	0.1
3,000,000	(1),(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	3,060,552	0.0
3,900,000	(1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	3,883,325	0.1
3,250,000	(1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	3,159,921	0.1
8,000,000	(1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	7,503,729	0.1
5,800,000	(1)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	5,897,000	0.1
6,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	6,192,755	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	3,133,155	0.0
			46,124,578	0.6

	Total Asset-Backed Securities
	(Cost $877,196,585)		819,963,523	10.0

CONVERTIBLE BONDS/NOTES: 0.0%
		Financial: 0.0%
1,690,000		Santander UK PLC, 3.400%, 06/01/2021	1,693,664	0.0

	Total Convertible Bonds/Notes
	(Cost $1,679,961)		1,693,664	0.0

			Value	Percentage of Net Assets
PURCHASED OPTIONS (10): 0.1%
	Total Purchased Options
	(Cost $896,417)		9,754,777	0.1

	Total Long-Term Investments
	(Cost $8,296,114,079)		8,122,735,917	98.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
		Commercial Paper: 0.2%
1,825,000	(11)	DBS Bank Ltd., 1.700%, 04/03/2020	1,824,954	0.0
4,670,000	(11)	Exxon Mobil Corp., 1.600%, 06/03/2020	4,652,422	0.1
4,775,000	(11)	Federal Republic of Germany, 1.620%, 05/21/2020	4,768,234	0.1
950,000	(11)	Matchpoint Finance PLC, 1.680%, 05/11/2020	948,280	0.0
4,625,000	(11)	Pfizer Inc., 1.630%, 06/15/2020	4,607,522	0.0

	Total Commercial Paper
	(Cost $16,801,412)		16,801,412	0.2

		Floating Rate Notes: 1.2%
4,600,000	(11)	Australia & New Zealand Banking Group Ltd., 0.950%, 05/20/2020	4,600,847	0.1
3,250,000	(11)	Australia & New Zealand Banking Group Ltd., 1.220%, 04/09/2020	3,250,510	0.1
2,900,000	(11)	Bank of America Corp., 1.200%, 05/07/2020	2,898,198	0.0
2,100,000	(11)	Bank of Montreal, 0.210%, 07/13/2020	2,093,311	0.0
1,250,000	(11)	Bank of Montreal, 0.980%, 08/26/2020	1,250,012	0.0
2,100,000	(11)	Bank of Nova Scotia, 0.830%, 08/20/2020	2,098,726	0.0
2,425,000	(11)	Bank of Nova Scotia, 1.240%, 05/08/2020	2,425,837	0.0
2,200,000	(11)	Canadian Imperial Bank of Commerce, 0.240%, 08/28/2020	2,188,445	0.0
3,200,000	(11)	Citibank N.A., 1.810%, 05/01/2020	3,198,058	0.1
2,250,000	(11)	Commonwealth Bank of Australia, 0.950%, 06/10/2020	2,248,059	0.0

See Accompanying Notes to Financial Statements

64

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,000,000	(11)	Coöperatieve Rabobank U.A., 0.990%, 04/20/2020	3,000,752	0.1
2,100,000	(11)	Crédit Agricole Group, 0.190%, 06/12/2020	2,095,374	0.0
1,600,000	(11)	Crédit Industriel et Commercial, 1.140%, 04/24/2020	1,600,449	0.0
3,375,000	(11)	Credit Suisse Group AG, 0.150%, 08/14/2020	3,360,584	0.1
3,450,000	(11)	Credit Suisse Group AG, 0.360%, 04/17/2020	3,449,874	0.1
2,925,000	(11)	HSBC Bank PLC, 1.520%, 06/03/2020	2,922,779	0.0
2,925,000	(11)	JPMorgan Chase & Co., 1.740%, 08/07/2020	2,920,047	0.0
450,000	(11)	Lloyds Bank PLC, 0.110%, 08/24/2020	448,734	0.0
875,000	(11)	Lloyds Bank PLC, 0.110%, 08/25/2020	872,518	0.0
925,000	(11)	Lloyds Bank PLC, 0.220%, 09/08/2020	922,536	0.0
950,000	(11)	Lloyds Bank PLC, 1.100%, 08/07/2020	949,207	0.0
1,125,000	(11)	Mizuho Financial Group Inc., 0.870%, 08/13/2020	1,124,072	0.0
1,800,000	(11)	Mizuho Financial Group Inc., 1.140%, 05/22/2020	1,800,554	0.0
3,900,000	(11)	Mizuho Financial Group Inc., 1.140%, 05/26/2020	3,901,124	0.1
2,750,000	(11)	National Bank of Canada, 1.840%, 05/01/2020	2,749,060	0.0
2,700,000	(11)	National Bank of Canada, 1.840%, 07/16/2020	2,695,730	0.0
2,600,000	(11)	Royal Bank of Canada, 0.960%, 07/17/2020	2,597,778	0.0
4,175,000	(11)	Skandinaviska Enskilda Banken AB, 1.150%, 05/26/2020	4,176,150	0.1
4,325,000	(11)	Skandinaviska Enskilda Banken AB, 1.780%, 05/11/2020	4,322,924	0.1
2,325,000	(11)	Societe Generale, 0.290%, 09/04/2020	2,315,439	0.0
825,000	(11)	Sumitomo Mitsui Trust Holdings, Inc., 0.760%, 06/15/2020	824,530	0.0
2,750,000	(11)	Sumitomo Mitsui Trust Holdings, Inc., 0.870%, 05/11/2020	2,750,616	0.0
2,550,000	(11)	Sumitomo Mitsui Trust Holdings, Inc., 1.280%, 05/07/2020	2,551,113	0.0
2,900,000	(11)	Svenska Handelsbanken AB, 0.970%, 05/20/2020	2,900,615	0.0
3,000,000	(11)	Svenska Handelsbanken AB, 1.160%, 07/07/2020	2,998,726	0.1
3,175,000	(11)	The Norinchukin Bank, 1.200%, 04/24/2020	3,175,362	0.1
2,250,000	(11)	The Sumitomo Mitsui Financial Group, 1.020%, 08/25/2020	2,247,518	0.0
2,075,000	(11)	The Sumitomo Mitsui Financial Group, 1.040%, 05/12/2020	2,076,140	0.0
350,000	(11)	The Sumitomo Mitsui Financial Group, 1.270%, 05/06/2020	350,145	0.0
3,200,000	(11)	Toronto-Dominion Bank, 1.140%, 04/30/2020	3,200,740	0.1
1,450,000	(11)	Toyota Motor Corp., 1.680%, 04/17/2020	1,449,374	0.0

	Total Floating Rate Notes
	(Cost $99,002,567)		99,002,567	1.2

		Repurchase Agreements: 0.5%
3,428,319	(11)	BNP Paribas S.A., Repurchase Agreement dated 03/31/20, 0.33%, due 04/01/20 (Repurchase Amount $3,428,350, collateralized by various U.S. Government Securities, 2.125%-6.875%, Market Value plus accrued interest $3,599,743, due 06/15/20-03/15/39)	3,428,319	0.0
3,907,311	(11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $3,907,313, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,985,457, due 05/01/20-02/20/70)	3,907,311	0.1
1,682,394	(11)	CF Secured LLC, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,682,395, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,716,044, due 12/15/21-11/20/66)	1,682,394	0.0

See Accompanying Notes to Financial Statements

65

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,203,929	(11)	Citadel Securities LLC, Repurchase Agreement dated 03/31/20, 0.09%, due 04/01/20 (Repurchase Amount $1,203,932, collateralized by various U.S. Government Securities, 0.000%-8.125%, Market Value plus accrued interest $1,228,011, due 04/07/20-02/15/50)	1,203,929	0.0
8,309,810	(11)	Citigroup, Inc., Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $8,309,812, collateralized by various U.S. Government Agency Obligations, 0.150%-8.500%, Market Value plus accrued interest $8,476,006, due 04/15/21-09/20/69)	8,309,810	0.1
1,401,898	(11)	Industrial & Comm. Bank of China, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,401,899, collateralized by various U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,429,936, due 04/02/20-03/01/50)	1,401,898	0.0
12,200,000	(11)	MUFG Securities America Inc., Repurchase Agreement dated 03/03/20, 0.35%, due 05/05/20 (Repurchase Amount $12,207,370, collateralized by various U.S. Government Securities, 0.000%-8.500%, Market Value plus accrued interest $12,809,993, due 10/15/20-09/09/49)	12,200,000	0.2
1,511,908	(11)	Royal Bank of Canada, Repurchase Agreement dated 03/31/20, 0.38%, due 04/01/20 (Repurchase Amount $1,511,924, collateralized by various U.S. Government Securities, 1.493%-10.200%, Market Value plus accrued interest $1,577,735, due 04/17/20-03/15/40)	1,511,908	0.0
8,176,813	(11)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/20, 0.16%, due 04/01/20 (Repurchase Amount $8,176,849, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,360,308, due 04/01/20-09/09/49)	8,176,813	0.1

	Total Repurchase Agreements
	(Cost $41,822,382)		41,822,382	0.5

		Certificates of Deposit: 0.1%
350,000	(11)	Dz Bank Ag Deutsche Zentral-Genossenschaftsbank, 1.640%, 05/12/2020	350,174	0.0
2,950,000	(11)	Group BPCE, 1.790%, 04/13/2020	2,950,646	0.1
2,525,000	(11)	Landesbank Baden-Wurttemberg, 1.630%, 04/24/2020	2,526,351	0.0
1,900,000	(11)	Landesbank Baden-Wurttemberg, 1.640%, 04/21/2020	1,901,003	0.0
2,850,000	(11)	The Norinchukin Bank, 1.650%, 06/18/2020	2,852,841	0.0

	Total Certificates of Deposit
	(Cost $10,581,015)		10,581,015	0.1

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
12,049,000	(12)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.340%
		(Cost $12,049,000)	12,049,000	0.2

	Total Short-Term Investments
	(Cost $180,256,376)		180,256,376	2.2

	Total Investments in Securities (Cost $8,476,370,455)		$ 8,302,992,293	100.9
	Liabilities in Excess of Other Assets		(74,013,594)	(0.9)
	Net Assets		$ 8,228,978,699	100.0

See Accompanying Notes to Financial Statements

66

Voya Intermediate Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2020.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(7)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2020.
(8)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(9)	Settlement is on a when-issued or delayed-delivery basis.
(10)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of March 31, 2020.

Currency Abbreviations:
BRL	Brazilian Real
DKK	Danish Krone
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

67

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 46.3%
		Basic Materials: 1.8%
613,000	(1)	Anglo American Capital PLC, 4.125%, 04/15/2021	$ 604,241	0.3
29,000		Ashland LLC, 4.750%, 08/15/2022	28,782	0.0
300,000		CF Industries, Inc., 3.450%, 06/01/2023	297,012	0.2
293,000	(1)	Cleveland-Cliffs, Inc., 4.875%, 01/15/2024	270,657	0.2
235,000		Dow Chemical Co/The, 3.150%, 05/15/2024	231,901	0.1
231,000		Eastman Chemical Co., 3.500%, 12/01/2021	238,020	0.1
300,000		Freeport-McMoRan, Inc., 3.875%, 03/15/2023	287,626	0.2
231,000	(1)	Georgia-Pacific LLC, 5.400%, 11/01/2020	233,230	0.1
300,000		Nutrien Ltd., 3.150%, 10/01/2022	300,485	0.2
300,000	(1)	OCI NV, 6.625%, 04/15/2023	276,000	0.2
300,000	(1)	WR Grace & Co-Conn, 5.125%, 10/01/2021	305,790	0.2
			3,073,744	1.8

		Communications: 3.4%
230,000		Alibaba Group Holding Ltd., 2.800%, 06/06/2023	234,176	0.1
250,000		AMC Networks, Inc., 5.000%, 04/01/2024	241,250	0.1
210,000		AT&T, Inc., 4.050%, 12/15/2023	221,526	0.1
285,000		Baidu, Inc., 3.875%, 09/29/2023	295,951	0.2
200,000		Cablevision Systems Corp., 5.875%, 09/15/2022	203,068	0.1
150,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/2022	148,176	0.1
283,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.579%, 07/23/2020	282,138	0.2
22,000	(1)	CommScope, Inc., 5.000%, 06/15/2021	21,971	0.0
200,000	(1)	CSC Holdings LLC, 5.375%, 07/15/2023	203,251	0.1
300,000		DISH DBS Corp., 5.125%, 05/01/2020	298,742	0.2
121,000		Fox Corp., 3.050%, 04/07/2025	120,806	0.1
188,000	(1)	Fox Corp., 4.030%, 01/25/2024	195,695	0.1
250,000		Hughes Satellite Systems Corp., 7.625%, 06/15/2021	256,365	0.2
40,000		Interpublic Group of Cos, Inc./The, 3.500%, 10/01/2020	39,396	0.0
248,000		Interpublic Group of Cos, Inc./The, 3.750%, 10/01/2021	250,548	0.1
300,000		Level 3 Financing, Inc., 5.375%, 01/15/2024	302,624	0.2
250,000	(1)	Plantronics, Inc., 5.500%, 05/31/2023	183,743	0.1
250,000	(1)	Sirius XM Radio, Inc., 3.875%, 08/01/2022	250,932	0.1
300,000		Sprint Communications, Inc., 6.000%, 11/15/2022	313,782	0.2
250,000		T-Mobile USA, Inc., 4.000%, 04/15/2022	252,495	0.2
802,000		Verizon Communications, Inc., 3.125%, 03/16/2022	825,483	0.5
204,000		ViacomCBS, Inc., 2.500%, 02/15/2023	200,721	0.1
318,000		ViacomCBS, Inc., 4.250%, 09/01/2023	324,787	0.2
220,000		Walt Disney Co/The, 4.000%, 10/01/2023	235,498	0.1
			5,903,124	3.4

		Consumer, Cyclical: 4.8%
250,000	(1)	1011778 BC ULC / New Red Finance, Inc., 4.250%, 05/15/2024	250,936	0.1
350,000	(1)	Allison Transmission, Inc., 5.000%, 10/01/2024	342,114	0.2
211,396		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	179,280	0.1
350,000		American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	293,453	0.2
265,000		American Honda Finance Corp., 2.050%, 01/10/2023	261,319	0.1
203,000		AutoZone, Inc., 4.000%, 11/15/2020	202,984	0.1
313,000	(1)	BMW US Capital LLC, 3.400%, 08/13/2021	312,675	0.2
514,000	(1)	Daimler Finance North America LLC, 3.400%, 02/22/2022	499,925	0.3
157,000		Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	143,220	0.1
125,000		Delta Air Lines 2020-1 Class AA Pass Through Trust, 2.000%, 12/10/2029	114,468	0.1

See Accompanying Notes to Financial Statements

68

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

160,000		Delta Air Lines 2019-1 Class A Pass Through Trust, 3.404%, 10/25/2025	154,916	0.1
300,000		Fiat Chrysler Automobiles NV, 4.500%, 04/15/2020	300,859	0.2
796,000		Ford Motor Credit Co. LLC, 3.157%, 08/04/2020	780,199	0.4
300,000		Goodyear Tire & Rubber Co., 5.125%, 11/15/2023	285,834	0.2
300,000		KB Home, 7.625%, 05/15/2023	304,123	0.2
300,000		Lennar Corp., 4.500%, 04/30/2024	295,288	0.2
200,000		L Brands, Inc., 6.625%, 04/01/2021	189,740	0.1
250,000	(1)	Lions Gate Capital Holdings LLC, 6.375%, 02/01/2024	221,868	0.1
300,000		MGM Resorts International, 6.000%, 03/15/2023	291,377	0.2
306,000	(1)	Nissan Motor Acceptance Corp., 2.150%, 09/28/2020	300,539	0.2
285,000	(1)	Panasonic Corp., 2.536%, 07/19/2022	280,965	0.2
250,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/2024	213,439	0.1
250,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/2024	237,186	0.1
250,000		Tempur Sealy International, Inc., 5.625%, 10/15/2023	234,061	0.1
400,000		Toll Brothers Finance Corp., 5.875%, 02/15/2022	402,000	0.2
200,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	202,363	0.1
110,000		Toyota Motor Credit Corp., 2.950%, 04/13/2021	110,451	0.1
510,000		Toyota Motor Credit Corp., 1.832%, (US0003M + 0.125%), 08/13/2021	487,851	0.3
99,911		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	93,582	0.1
250,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.250%, 05/30/2023	234,368	0.1
			8,221,383	4.8

		Consumer, Non-cyclical: 7.3%
490,000	(1)	AbbVie, Inc., 2.150%, 11/19/2021	488,390	0.3
245,000	(1)	AbbVie, Inc., 2.300%, 11/21/2022	245,117	0.1
220,000		AbbVie, Inc., 2.500%, 05/14/2020	220,019	0.1
85,000		AbbVie, Inc., 2.900%, 11/06/2022	86,099	0.0
198,000		AbbVie, Inc., 3.375%, 11/14/2021	201,986	0.1
250,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	245,314	0.1
300,000		Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	306,741	0.2
285,000		Altria Group, Inc., 2.850%, 08/09/2022	286,700	0.2
117,000		Altria Group, Inc., 3.490%, 02/14/2022	118,376	0.1
195,000		Anthem, Inc., 2.375%, 01/15/2025	192,804	0.1
375,000		BAT Capital Corp., 3.222%, 08/15/2024	377,388	0.2
550,000		Becton Dickinson and Co., 2.404%, 06/05/2020	548,306	0.3
300,000		Centene Corp., 4.750%, 05/15/2022	303,102	0.2
413,000		Cigna Corp., 3.200%, 09/17/2020	413,629	0.2
635,000		CVS Health Corp., 3.700%, 03/09/2023	661,833	0.4
490,000		DH Europe Finance II Sarl, 2.050%, 11/15/2022	481,204	0.3
111,000		Express Scripts Holding Co., 3.900%, 02/15/2022	115,539	0.1
235,000		Express Scripts Holding Co., 4.750%, 11/15/2021	247,082	0.1
712,000		General Mills, Inc., 3.150%, 12/15/2021	721,607	0.4
127,000		Gilead Sciences, Inc., 2.500%, 09/01/2023	127,041	0.1
146,000		GlaxoSmithKline Capital PLC, 2.875%, 06/01/2022	149,511	0.1
100,000	(1),(2)	Hertz Corp., 5.500%, 10/15/2024	56,855	0.0
210,000	(1)	Imperial Brands Finance PLC, 2.950%, 07/21/2020	209,611	0.1
200,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	203,250	0.1
304,000		Keurig Dr Pepper, Inc., 3.551%, 05/25/2021	307,784	0.2
586,000		Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	611,070	0.4
231,000		McKesson Corp., 3.650%, 11/30/2020	232,696	0.1
300,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	298,602	0.2
101,000		Mylan, Inc., 4.200%, 11/29/2023	96,431	0.1
300,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/2022	278,148	0.2
235,000		PayPal Holdings, Inc., 2.200%, 09/26/2022	234,162	0.1
300,000	(1)	Prestige Brands, Inc., 6.375%, 03/01/2024	309,377	0.2

See Accompanying Notes to Financial Statements

69

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

507,000	(1)	Seven & i Holdings Co. Ltd., 3.350%, 09/17/2021	514,952	0.3
824,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	821,566	0.5
252,000	(1)	Takeda Pharmaceutical Co. Ltd., 2.450%, 01/18/2022	256,450	0.1
200,000		Takeda Pharmaceutical Co. Ltd., 4.000%, 11/26/2021	202,719	0.1
250,000	(1)	TreeHouse Foods, Inc., 6.000%, 02/15/2024	249,686	0.1
291,000		Unilever Capital Corp., 3.000%, 03/07/2022	300,953	0.2
602,000		UnitedHealth Group, Inc., 3.350%, 07/15/2022	623,815	0.4
297,000		Zoetis, Inc., 3.250%, 08/20/2021	301,254	0.2
			12,647,169	7.3

		Energy: 3.9%
345,000		Apache Corp., 3.250%, 04/15/2022	265,782	0.2
54,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	55,583	0.0
318,000		Canadian Natural Resources Ltd., 2.950%, 01/15/2023	275,832	0.2
217,000		Columbia Pipeline Group, Inc., 3.300%, 06/01/2020	216,125	0.1
250,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	141,614	0.1
300,000	(2)	DCP Midstream Operating L.P., 3.875%, 03/15/2023	242,151	0.1
663,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 5.875%, 03/01/2022	623,266	0.4
491,000		Enterprise Products Operating LLC, 2.850%, 04/15/2021	485,369	0.3
130,000		Enterprise Products Operating LLC, 5.200%, 09/01/2020	128,733	0.1
437,000		Husky Energy, Inc., 3.950%, 04/15/2022	395,989	0.2
434,000		Kinder Morgan Energy Partners L.P., 5.000%, 10/01/2021	425,086	0.2
290,000		Marathon Petroleum Corp., 5.125%, 04/01/2024	270,980	0.2
125,000	(1)	MPLX L.P., 3.500%, 12/01/2022	119,808	0.1
498,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/2022	475,734	0.3
370,000		Occidental Petroleum Corp., 2.700%, 08/15/2022	263,970	0.1
361,000		ONEOK Partners L.P., 3.375%, 10/01/2022	336,100	0.2
250,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	155,885	0.1
434,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/2021	427,110	0.2
170,000	(1)	Schlumberger Finance Canada Ltd., 2.200%, 11/20/2020	167,806	0.1
936,000		Shell International Finance BV, 1.750%, 09/12/2021	932,128	0.5
355,000		Total Capital International SA, 2.218%, 07/12/2021	356,120	0.2
			6,761,171	3.9

		Financial: 16.1%
400,000	(1)	ABN AMRO Bank NV, 3.400%, 08/27/2021	400,752	0.2
283,000		American International Group, Inc., 3.300%, 03/01/2021	283,290	0.2
300,000		Ally Financial, Inc., 3.875%, 05/21/2024	271,877	0.2
506,000		American Express Co., 3.375%, 05/17/2021	512,010	0.3
209,000		American Express Co., 3.700%, 11/05/2021	215,700	0.1
145,000		American Express Co., 3.700%, 08/03/2023	152,619	0.1
50,000		American International Group, Inc., 6.400%, 12/15/2020	51,432	0.0
176,000		American Tower Corp., 3.500%, 01/31/2023	177,486	0.1
121,000		Ameriprise Financial, Inc., 3.000%, 04/02/2025	120,536	0.1
300,000		Ameriprise Financial, Inc., 4.000%, 10/15/2023	319,137	0.2
377,000		Aon Corp., 5.000%, 09/30/2020	380,827	0.2
255,000		Assurant, Inc., 4.200%, 09/27/2023	271,400	0.2
285,000	(1)	Athene Global Funding, 2.750%, 04/20/2020	284,382	0.2
400,000		Banco Santander SA, 3.500%, 04/11/2022	395,956	0.2
682,000	(3)	Bank of America Corp., 3.004%, 12/20/2023	695,740	0.4
103,000		Bank of Montreal, 3.300%, 02/05/2024	107,768	0.1
275,000		Bank of New York Mellon Corp./The, 1.950%, 08/23/2022	276,842	0.2
75,000		Bank of New York Mellon Corp./The, 2.950%, 01/29/2023	76,772	0.0
140,000		Bank of Nova Scotia/The, 3.125%, 04/20/2021	141,516	0.1
255,000		Bank of Nova Scotia/The, 1.950%, 02/01/2023	253,844	0.2

See Accompanying Notes to Financial Statements

70

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

260,000	(1)	Banque Federative du Credit Mutuel SA, 2.125%, 11/21/2022	241,765	0.1
200,000	(1)	Banque Federative du Credit Mutuel SA, 2.200%, 07/20/2020	199,653	0.1
500,000		BBVA USA, 3.500%, 06/11/2021	497,492	0.3
800,000	(1)	BPCE SA, 2.750%, 01/11/2023	789,846	0.5
215,000		Brookfield Finance, Inc., 4.000%, 04/01/2024	217,682	0.1
170,000	(3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	171,641	0.1
490,000		Capital One Financial Corp., 3.200%, 01/30/2023	484,947	0.3
250,000	(3)	Capital One Bank USA NA, 2.014%, 01/27/2023	244,351	0.1
395,000		Capital One NA, 2.650%, 08/08/2022	391,678	0.2
345,000		Chubb INA Holdings, Inc., 2.875%, 11/03/2022	350,559	0.2
300,000		CIT Group, Inc., 5.000%, 08/15/2022	294,756	0.2
878,000		Citigroup, Inc., 2.900%, 12/08/2021	886,668	0.5
250,000		Citizens Bank NA/Providence RI, 3.700%, 03/29/2023	256,400	0.2
500,000		Cooperatieve Rabobank UA, 3.950%, 11/09/2022	503,594	0.3
220,000	(1)	Danske Bank A/S, 2.000%, 09/08/2021	215,770	0.1
200,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	199,809	0.1
305,000	(1),(3)	Danske Bank A/S, 3.001%, 09/20/2022	302,189	0.2
260,000	(1)	DNB Bank ASA, 2.150%, 12/02/2022	257,075	0.2
230,000	(1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	223,060	0.1
223,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	221,771	0.1
247,000		Goldman Sachs Group, Inc./The, 2.350%, 11/15/2021	246,848	0.1
200,000		HSBC Holdings PLC, 5.100%, 04/05/2021	204,695	0.1
200,000		HSBC USA, Inc., 5.000%, 09/27/2020	201,233	0.1
345,000		Huntington National Bank/The, 3.550%, 10/06/2023	358,213	0.2
300,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 4.750%, 09/15/2024	276,375	0.2
503,000		ING Groep NV, 3.150%, 03/29/2022	505,655	0.3
510,000		Intercontinental Exchange, Inc., 3.450%, 09/21/2023	539,131	0.3
355,000	(3)	JPMorgan Chase & Co., 2.776%, 04/25/2023	359,816	0.2
698,000		JPMorgan Chase & Co., 3.200%, 01/25/2023	719,050	0.4
315,000		JPMorgan Chase & Co., 4.500%, 01/24/2022	329,215	0.2
200,000		Lloyds Bank PLC, 2.700%, 08/17/2020	197,575	0.1
281,000	(1)	Lloyds Bank PLC, 6.500%, 09/14/2020	284,689	0.2
145,000		M&T Bank Corp., 3.550%, 07/26/2023	152,887	0.1
188,000		Marsh & McLennan Cos, Inc., 3.500%, 12/29/2020	189,490	0.1
290,000		Marsh & McLennan Cos, Inc., 4.050%, 10/15/2023	304,751	0.2
408,000	(1)	Metropolitan Life Global Funding I, 3.375%, 01/11/2022	414,542	0.2
200,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	193,251	0.1
319,000		Mitsubishi UFJ Financial Group, Inc., 2.190%, 09/13/2021	314,907	0.2
200,000		Mitsubishi UFJ Financial Group, Inc., 2.623%, 07/18/2022	199,961	0.1
515,000		Mizuho Financial Group, Inc., 2.309%, (US0003M + 0.630%), 05/25/2024	468,102	0.3
641,000	(1)	Mizuho Financial Group, Inc., 2.632%, 04/12/2021	641,301	0.4
600,000		Morgan Stanley, 3.750%, 02/25/2023	626,070	0.4
556,000		Morgan Stanley, 5.500%, 07/28/2021	577,649	0.3
250,000		MUFG Union Bank NA, 2.100%, 12/09/2022	247,123	0.1
614,000		National Australia Bank Ltd./New York, 2.500%, 05/22/2022	620,198	0.4
217,000	(1)	Nationwide Financial Services, Inc., 5.375%, 03/25/2021	222,265	0.1
250,000		Navient Corp., 5.000%, 10/26/2020	247,113	0.1
130,000	(1)	New York Life Global Funding, 2.950%, 01/28/2021	132,595	0.1
200,000	(1)	Nordea Bank ABP, 4.875%, 05/13/2021	203,723	0.1
250,000		PNC Bank NA, 2.700%, 11/01/2022	253,489	0.1
346,000	(1)	Protective Life Global Funding, 2.161%, 09/25/2020	343,763	0.2
175,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	163,931	0.1
265,000		Royal Bank of Canada, 1.950%, 01/17/2023	262,638	0.2
210,000		Royal Bank of Canada, 2.560%, (US0003M + 0.660%), 10/05/2023	208,186	0.1

See Accompanying Notes to Financial Statements

71

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

194,000		Royal Bank of Canada, 3.700%, 10/05/2023	204,626	0.1
399,000		Royal Bank of Scotland Group PLC, 3.875%, 09/12/2023	403,820	0.2
300,000		Springleaf Finance Corp., 6.125%, 05/15/2022	306,660	0.2
560,000	(1)	Standard Chartered PLC, 2.250%, 04/17/2020	559,000	0.3
245,000	(3)	State Street Corp., 2.354%, 11/01/2025	242,908	0.1
240,000		Sumitomo Mitsui Financial Group, Inc., 2.348%, 01/15/2025	238,832	0.1
607,000		Svenska Handelsbanken AB, 3.350%, 05/24/2021	614,409	0.4
286,000		Truist Bank, 2.150%, 12/06/2024	283,865	0.2
200,000	(1)	UBS AG/London, 2.200%, 06/08/2020	199,852	0.1
355,000	(1),(3)	UBS Group AG, 2.859%, 08/15/2023	352,405	0.2
250,000		US Bank NA/Cincinnati OH, 3.400%, 07/24/2023	263,453	0.2
145,000	(3)	Wells Fargo & Co., 2.406%, 10/30/2025	143,126	0.1
91,000		Wells Fargo & Co., 4.125%, 08/15/2023	93,993	0.1
242,000		Westpac Banking Corp., 2.100%, 05/13/2021	241,732	0.1
			27,699,703	16.1

		Industrial: 3.5%
341,000		3M Co., 2.000%, 02/14/2025	351,662	0.2
300,000		AECOM, 5.875%, 10/15/2024	295,126	0.2
324,000		Amphenol Corp., 2.200%, 04/01/2020	324,000	0.2
300,000		Ball Corp., 4.000%, 11/15/2023	304,491	0.2
250,000		Berry Global, Inc., 5.125%, 07/15/2023	252,418	0.1
300,000	(1)	BMC East LLC, 5.500%, 10/01/2024	292,124	0.2
265,000		Caterpillar Financial Services Corp., 2.850%, 05/17/2024	270,881	0.2
110,000		Caterpillar Financial Services Corp., 3.150%, 09/07/2021	112,025	0.1
140,000		Caterpillar Financial Services Corp., 3.650%, 12/07/2023	148,593	0.1
250,000	(1)	Colfax Corp., 6.000%, 02/15/2024	250,314	0.1
250,000		Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, 01/15/2023	257,870	0.1
43,000		General Electric Co., 3.150%, 09/07/2022	43,496	0.0
250,000		Howmet Aerospace, Inc., 5.400%, 04/15/2021	247,981	0.1
255,000		John Deere Capital Corp., 2.050%, 01/09/2025	255,135	0.1
231,000		John Deere Capital Corp., 2.950%, 04/01/2022	236,080	0.1
300,000	(1)	Owens-Brockway Glass Container, Inc., 5.000%, 01/15/2022	304,647	0.2
93,000		Rockwell Collins, Inc., 2.800%, 03/15/2022	94,029	0.1
200,000	(1)	Rolls-Royce PLC, 2.375%, 10/14/2020	188,490	0.1
305,000		Roper Technologies, Inc., 3.125%, 11/15/2022	299,697	0.2
101,000		Ryder System, Inc., 3.500%, 06/01/2021	101,006	0.1
300,000	(1)	Sealed Air Corp., 5.250%, 04/01/2023	310,607	0.2
484,000	(1)	SMBC Aviation Capital Finance DAC, 4.125%, 07/15/2023	523,039	0.3
72,000	(1)	Standard Industries, Inc./NJ, 5.500%, 02/15/2023	70,018	0.0
492,000		United Parcel Service, Inc., 2.050%, 04/01/2021	491,568	0.3
			6,025,297	3.5

		Technology: 1.4%
379,000		Activision Blizzard, Inc., 2.600%, 06/15/2022	381,977	0.2
133,000		Applied Materials, Inc., 2.625%, 10/01/2020	133,310	0.1
225,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/2021	227,489	0.1
290,000		Fiserv, Inc., 2.750%, 07/01/2024	288,920	0.2
144,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/2020	144,186	0.1
188,000		HP, Inc., 4.300%, 06/01/2021	195,894	0.1
300,000		NCR Corp., 5.000%, 07/15/2022	283,125	0.2
149,000		Oracle Corp., 2.500%, 04/01/2025	152,285	0.1
494,000		salesforce.com, Inc., 3.250%, 04/11/2023	514,071	0.3
			2,321,257	1.4

		Utilities: 4.1%
188,000		Ameren Illinois Co., 2.700%, 09/01/2022	183,921	0.1
152,000		Arizona Public Service Co., 3.350%, 06/15/2024	153,590	0.1
248,000		Berkshire Hathaway Energy Co., 2.375%, 01/15/2021	248,728	0.1
449,000		Dominion Energy, Inc., 2.579%, 07/01/2020	448,485	0.3
300,000	(3),(4)	Dominion Energy, Inc., 2.715%, 08/15/2021	296,169	0.2
550,000		DTE Energy Co., 2.600%, 06/15/2022	548,243	0.3

See Accompanying Notes to Financial Statements

72

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

525,000		Duke Energy Corp., 1.800%, 09/01/2021	521,825	0.3
289,000		Duke Energy Corp., 2.400%, 08/15/2022	288,833	0.2
120,000		Duke Energy Progress LLC, 3.375%, 09/01/2023	125,064	0.1
91,000		Edison International, 4.950%, 04/15/2025	90,790	0.1
230,000		Entergy Arkansas LLC, 3.050%, 06/01/2023	220,247	0.1
160,000		Entergy Louisiana LLC, 4.050%, 09/01/2023	163,765	0.1
165,000		Evergy, Inc., 4.850%, 06/01/2021	166,802	0.1
245,000		Eversource Energy, 2.500%, 03/15/2021	245,968	0.1
245,000		FirstEnergy Corp., 4.250%, 03/15/2023	250,518	0.2
387,000		National Rural Utilities Cooperative Finance Corp., 2.300%, 09/15/2022	384,015	0.2
300,000		National Rural Utilities Cooperative Finance Corp., 2.350%, 06/15/2020	300,014	0.2
195,000		NextEra Energy Capital Holdings, Inc., 2.403%, 09/01/2021	194,813	0.1
140,000		NextEra Energy Capital Holdings, Inc., 3.150%, 04/01/2024	143,535	0.1
220,000	(1)	Niagara Mohawk Power Corp., 2.721%, 11/28/2022	224,446	0.1
225,000		Oncor Electric Delivery Co. LLC, 2.750%, 06/01/2024	217,705	0.1
105,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/2022	107,042	0.1
204,000		PNM Resources, Inc., 3.250%, 03/09/2021	205,358	0.1
180,000		Public Service Electric & Gas Co., 3.750%, 03/15/2024	186,294	0.1
235,000	(2)	San Diego Gas & Electric Co., 3.000%, 08/15/2021	236,943	0.1
199,000		Southern California Edison Co., 2.400%, 02/01/2022	194,017	0.1
188,000		Southern Co. Gas Capital Corp., 2.450%, 10/01/2023	190,530	0.1
300,000		Vistra Energy Corp., 5.875%, 06/01/2023	301,491	0.2
60,000		Wisconsin Power & Light Co., 2.250%, 11/15/2022	60,573	0.0
220,000		Wisconsin Public Service Corp., 3.350%, 11/21/2021	223,589	0.1
			7,123,313	4.1

	Total Corporate Bonds/Notes
	(Cost $81,464,296)		79,776,161	46.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.5%
380,882		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 5.397%, (US0001M + 4.450%), 01/25/2029	367,580	0.2
461,164		Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 5.297%, (US0001M + 4.350%), 05/25/2029	444,843	0.3
600,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.947%, (US0001M + 3.000%), 10/25/2029	539,248	0.3
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.347%, (US0001M + 2.400%), 05/28/2030	541,149	0.3
599,373		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.147%, (US0001M + 2.200%), 08/25/2030	501,924	0.3
880,705		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.497%, (US0001M + 2.550%), 12/25/2030	731,583	0.4
292,846		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 3.047%, (US0001M + 2.100%), 03/25/2031	249,126	0.1
190,297		Fannie Mae Interest Strip Series 404 8, 3.000%, 05/25/2040	194,980	0.1
2,370		Fannie Mae REMIC Trust 2009-49 KB, 5.000%, 07/25/2024	2,378	0.0
88,739		Fannie Mae REMIC Trust 2010-137 XP, 4.500%, 10/25/2040	96,688	0.1
22,431		Fannie Mae REMIC Trust 2010-19 PB, 3.000%, 12/25/2039	22,598	0.0
155,999		Fannie Mae REMIC Trust 2010-54 LC, 3.000%, 04/25/2040	162,141	0.1
1,087,215		Fannie Mae REMICS 2013-114 NA, 3.000%, 08/25/2032	1,145,333	0.7
1,897,783		Freddie Mac 3049 XF, 1.055%, (US0001M + 0.350%), 05/15/2033	1,876,302	1.1
340,400		Freddie Mac REMIC Trust 2103 TE, 6.000%, 12/15/2028	391,235	0.2
807,351		Freddie Mac REMICS 3255 FA, 0.985%, (US0001M + 0.280%), 12/15/2036	795,280	0.5
105,232		Freddie Mac REMICS 3747 FA, 1.205%, (US0001M + 0.500%), 10/15/2040	104,174	0.1

See Accompanying Notes to Financial Statements

73

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

683,786		Freddie Mac REMICS 3878 FA, 1.055%, (US0001M + 0.350%), 04/15/2041	682,347	0.4
100,000	(1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 3.247%, (US0001M + 2.300%), 10/25/2048	82,874	0.0
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.747%, (US0001M + 3.800%), 03/25/2029	282,195	0.2
147,246		Ginnie Mae Series 2012-52 PV, 2.500%, 12/20/2039	150,624	0.1
826,732		Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	874,024	0.5
465,110	(3)	Ginnie Mae Series 2014-53 JM, 7.110%, 04/20/2039	551,498	0.3
1,314,079		Ginnie Mae Series 2016-H23 F, 2.412%, (US0001M + 0.750%), 10/20/2066	1,299,407	0.7
900,968		Ginnie Mae Series 2017-H19 FA, 2.112%, (US0001M + 0.450%), 08/20/2067	892,892	0.5

	Total Collateralized Mortgage Obligations
	(Cost $13,482,674)		12,982,423	7.5

U.S. TREASURY OBLIGATIONS: 4.4%
		U.S. Treasury Notes: 4.4%
4,868,000		0.375%,03/31/2022	4,881,406	2.8
2,176,000		0.500%,03/15/2023	2,189,855	1.3
404,000		0.500%,03/31/2025	406,596	0.3

	Total U.S. Treasury Obligations
	(Cost $7,456,706)		7,477,857	4.4

COMMERCIAL MORTGAGE-BACKED SECURITIES: 20.5%
270,000	(1)	Austin Fairmont Hotel Trust 2019-FAIR C, 2.155%, (US0001M + 1.450%), 09/15/2032	220,946	0.1
66,282	(3)	Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 C, 5.055%, 09/11/2042	66,127	0.0
560,000	(1)	BFLD 2019-DPLO A, 1.795%, (US0001M + 1.090%), 10/15/2034	475,101	0.3
670,000	(1)	BHP Trust 2019-BXHP A, 1.680%, (US0001M + 0.975%), 08/15/2036	572,762	0.3
220,000	(1)	BHP Trust 2019-BXHP D, 2.476%, (US0001M + 1.771%), 08/15/2036	184,535	0.1
220,000	(1)	BHP Trust 2019-BXHP E, 3.272%, (US0001M + 2.568%), 08/15/2036	178,596	0.1
360,000	(1)	CGDB Commercial Mortgage Trust 2019-MOB F, 3.255%, (US0001M + 2.550%), 11/15/2036	274,671	0.2
90,000	(3)	Citigroup Commercial Mortgage Trust 2013-GC17 C, 5.110%, 11/10/2046	84,571	0.0
260,525		Citigroup Commercial Mortgage Trust 2015-GC27 AAB, 2.944%, 02/10/2048	266,869	0.2
293,077		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	300,899	0.2
530,000	(1)	CLNY Trust 2019-IKPR A, 1.834%, (US0001M + 1.227%), 11/15/2038	485,305	0.3
540,000		COMM 2012-CR5 A4 Mortgage Trust, 2.771%, 12/10/2045	545,005	0.3
990,000	(1),(3)	COMM 2013-CR10 D Mortgage Trust, 4.789%, 08/10/2046	887,332	0.5
178,111		COMM 2012-CCRE1 A3 Mortgage Trust, 3.391%, 05/15/2045	180,962	0.1
120,000	(1),(3)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	101,862	0.1
680,000	(1),(3)	COMM 2013-SFS A2 Mortgage Trust, 2.987%, 04/12/2035	683,377	0.4
1,100,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 B, 1.935%, (US0001M + 1.230%), 05/15/2036	1,039,315	0.6
210,353	(1)	CSWF 2018-TOP C, 2.155%, (US0001M + 1.450%), 08/15/2035	175,014	0.1
1,120,000	(1),(3)	DBRR 2011-LC2 A4B Trust, 4.537%, 07/12/2044	1,131,241	0.7
793,000	(1),(3)	DBUBS 2011-LC1A E, 5.689%, 11/10/2046	763,243	0.4
530,000	(1),(3)	DBUBS 2011-LC2A D, 5.530%, 07/10/2044	516,494	0.3
1,000,000	(1),(3)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	796,527	0.5
1,000,000	(1),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	962,953	0.6
51,089	(3)	Ginnie Mae 2011-53 B, 3.924%, 05/16/2051	52,470	0.0
219,858		Ginnie Mae 2015-183 AC, 2.350%, 07/16/2056	223,822	0.1
51,011	(3)	Ginnie Mae 2015-21 AF, 2.078%, 07/16/2048	51,383	0.0
174,998		Ginnie Mae 2016-110 AB, 2.000%, 05/16/2049	176,660	0.1
74,986		Ginnie Mae 2016-86 AB, 2.500%, 09/16/2056	76,094	0.0
376,451		Ginnie Mae 2017-100 AB, 2.300%, 04/16/2052	380,796	0.2

See Accompanying Notes to Financial Statements

74

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

183,891		Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	186,150	0.1
78,626		Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	79,635	0.0
140,545		Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	142,744	0.1
502,504		Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	509,111	0.3
331,760		Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	337,091	0.2
142,457		Ginnie Mae 2018-41 A, 2.400%, 09/16/2058	144,385	0.1
250,000	(1),(3)	GRACE 2014-GRCE F Mortgage Trust, 3.590%, 06/10/2028	247,938	0.1
800,000	(1)	Great Wolf Trust 2019-WOLF A, 1.739%, (US0001M + 1.034%), 12/15/2029	738,974	0.4
330,000	(1)	GS Mortgage Securities Corp. Trust 2017-GPTX B, 3.104%, 05/10/2034	313,593	0.2
1,039,000	(1),(3)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	905,486	0.5
1,070,000	(1)	GS Mortgage Securities Corp. Trust 2019-70P C, 2.205%, (US0001M + 1.500%), 10/15/2036	952,111	0.6
870,000	(1),(3)	GS Mortgage Securities Trust 2011-GC3 D, 5.637%, 03/10/2044	861,529	0.5
290,000	(1),(3)	GS Mortgage Securities Trust 2012-GC6 C, 5.651%, 01/10/2045	285,916	0.2
320,000	(1)	GS Mortgage Securities Trust 2018-HART A, 1.795%, (US0001M + 1.090%), 10/15/2031	310,460	0.2
464,920		GS Mortgage Securities Trust 2020-GC45 A1, 2.019%, 02/13/2053	464,889	0.3
1,030,000	(1)	Hawaii Hotel Trust 2019-MAUI E, 2.864%, (US0001M + 2.350%), 05/15/2038	762,073	0.4
330,000	(1)	Houston Galleria Mall Trust 2015-HGLR A1A2, 3.087%, 03/05/2037	325,662	0.2
700,000	(1),(3)	Irvine Core Office Trust 2013-IRV A2, 3.173%, 05/15/2048	710,417	0.4
384,770		JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3, 2.829%, 10/15/2045	391,868	0.2
370,000		JPMBB Commercial Mortgage Securities Trust 2015-C32 ASB, 3.358%, 11/15/2048	383,048	0.2
280,906	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-HSBC A, 3.093%, 07/05/2032	282,322	0.2
730,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2 C, 5.636%, 11/15/2043	643,585	0.4
1,040,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.419%, 08/15/2046	1,062,002	0.6
500,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 B, 3.674%, 12/15/2047	498,658	0.3
210,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.113%, 12/15/2047	195,022	0.1
900,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	756,045	0.4
300,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES D, 3.621%, 09/05/2032	295,530	0.2
1,539		JPMBB Commercial Mortgage Securities Trust 2 2014-C19 A2, 3.046%, 04/15/2047	1,550	0.0
1,100,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.198%, 11/15/2045	991,898	0.6
820,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 C, 4.679%, 04/15/2047	750,706	0.4
226,104		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 ASB, 2.699%, 12/15/2048	227,677	0.1
97,238		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A3, 3.669%, 02/15/2047	97,908	0.1
330,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 C, 4.909%, 04/15/2047	305,288	0.2
164,598		Morgan Stanley Capital I 2011-C3 A4, 4.118%, 07/15/2049	167,574	0.1
600,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	521,743	0.3
290,000	(1)	Morgan Stanley Capital I Trust 2011-C1 J, 4.193%, 09/15/2047	282,390	0.2
910,000		Morgan Stanley Capital I Trust 2019-H6 A2, 3.228%, 06/15/2052	951,744	0.6
610,000		Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 A4, 3.176%, 08/15/2045	619,330	0.4
720,000		Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4, 2.918%, 02/15/2046	729,233	0.4

See Accompanying Notes to Financial Statements

75

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

399,468		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 ASB, 3.326%, 12/15/2047	414,644	0.2
550,000	(1)	Morgan Stanley Capital I Trust 2011-C1 G, 4.193%, 09/15/2047	444,632	0.3
600,000		Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	613,572	0.4
390,000	(3)	TIAA Seasoned Commercial Mortgage Trust 2007-C4 C, 5.521%, 08/15/2039	389,149	0.2
340,000	(1),(3)	Wells Fargo Commercial Mortgage Trust 2010-C1 B, 5.276%, 11/15/2043	341,243	0.2
224,000		Wells Fargo Commercial Mortgage Trust 2017-RC1 A2, 3.118%, 01/15/2060	228,393	0.1
1,198,986		WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/2044	1,222,156	0.7
567,391	(1)	West Town Mall Trust 2017-KNOX A, 3.823%, 07/05/2030	572,771	0.3
465,000	(1),(3)	WFRBS Commercial Mortgage Trust 2012-C6 D, 5.579%, 04/15/2045	445,711	0.3
270,000	(3)	WFRBS Commercial Mortgage Trust 2013-C18 A5, 4.162%, 12/15/2046	286,560	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $37,876,500)		35,247,048	20.5

ASSET-BACKED SECURITIES: 19.5%
		Automobile Asset-Backed Securities: 7.6%
200,000		Ally Auto Receivables Trust 2018-3 A4, 3.120%, 07/17/2023	204,134	0.1
100,000		Ally Auto Receivables Trust 2019-1 A4, 3.020%, 04/15/2024	101,763	0.1
350,000		Americredit Automobile Receivables Trust 2019-1 B, 3.130%, 02/18/2025	352,032	0.2
400,000		AmeriCredit Automobile Receivables Trust 2019-3 B, 2.130%, 07/18/2025	410,241	0.2
700,000		AmeriCredit Automobile Receivables Trust 2020-1 A3, 1.110%, 08/19/2024	686,638	0.4
400,000		AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	375,836	0.2
500,000		Capital One Prime Auto Receivables Trust 2019-1 A4, 2.560%, 10/15/2024	507,233	0.3
350,000		Capital One Prime Auto Receivables Trust 2020-1 A4, 1.630%, 08/15/2025	346,991	0.2
450,000		CarMax Auto Owner Trust 2017-3 A4, 2.220%, 11/15/2022	450,320	0.3
100,000		Carmax Auto Owner Trust 2019-2 A4, 2.770%, 12/16/2024	100,576	0.1
500,000		Carmax Auto Owner Trust 2019-3 A4, 2.300%, 04/15/2025	497,175	0.3
550,000		Carmax Auto Owner Trust 2019-4 A4, 2.130%, 07/15/2025	538,673	0.3
250,000		Ford Credit Auto Lease Trust 2018-B A4, 3.300%, 02/15/2022	252,320	0.1
250,000		Ford Credit Auto Lease Trust 2020-A A4, 1.880%, 05/15/2023	250,039	0.1
500,000		GM Financial Automobile Leasing Trust 2018-1 B, 2.870%, 12/20/2021	500,211	0.3
850,000		GM Financial Automobile Leasing Trust 2019-2 A4, 2.720%, 03/20/2023	852,492	0.5
300,000		GM Financial Automobile Leasing Trust 2019-4 A4, 1.760%, 01/16/2025	296,370	0.2
300,000		GM Financial Consumer Automobile Receivables Trust 2019-3 A3, 2.180%, 04/16/2024	302,293	0.2
200,000		Honda Auto Receivables 2018-4 A4 Owner Trust, 3.300%, 07/15/2025	203,892	0.1
350,000	(1)	Hyundai Auto Lease Securitization Trust 2019-B A4, 2.030%, 06/15/2023	348,926	0.2
93,920		Mercedes-Benz Auto Lease Trust 2019-A A2, 3.010%, 02/16/2021	94,024	0.0
150,000		Mercedes-Benz Auto Lease Trust 2019-A A4, 3.250%, 10/15/2024	151,340	0.1
200,000		Mercedes-Benz Auto Receivables Trust 2018-1 A4, 3.150%, 10/15/2024	203,106	0.1
300,000		Mercedes-Benz Auto Lease Trust 2020-A A4, 1.880%, 09/15/2025	297,832	0.2
350,000		Nissan Auto Receivables 2018-C A4 Owner Trust, 3.270%, 06/16/2025	365,368	0.2
250,000		Nissan Auto Lease Trust 2020-A A4, 1.880%, 04/15/2025	244,590	0.1
266,655	(1)	OSCAR US Funding Trust VII LLC 2017-2A A3, 2.450%, 12/10/2021	267,098	0.2
400,000		Santander Drive Auto Receivables Trust 2019-1 B, 3.210%, 09/15/2023	399,666	0.2

See Accompanying Notes to Financial Statements

76

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

550,000		Santander Drive Auto Receivables Trust 2019-2 B, 2.790%, 01/16/2024	545,239	0.3
150,000	(1)	Santander Retail Auto Lease Trust 2017-A A4, 2.370%, 01/20/2022	149,913	0.1
78,140	(1)	Santander Retail Auto Lease Trust 2019-A A2, 2.720%, 01/20/2022	78,204	0.0
300,000	(1)	Santander Retail Auto Lease Trust 2019-B A3, 2.300%, 01/20/2023	297,787	0.2
300,000	(1)	Santander Retail Auto Lease Trust 2019-B A4, 2.380%, 08/21/2023	266,534	0.2
900,000	(1)	Santander Retail Auto Lease Trust 2019-C A4, 1.930%, 11/20/2023	886,542	0.5
165,200	(1)	Tesla Auto Lease Trust 2018-B A, 3.710%, 08/20/2021	166,179	0.1
800,000		Toyota Auto Receivables 2019-B A4 Owner Trust, 2.600%, 11/15/2024	805,853	0.5
350,000		Toyota Auto Receivables 2019-C A4 Owner Trust, 1.880%, 11/15/2024	347,743	0.2
			13,145,173	7.6

		Credit Card Asset-Backed Securities: 1.5%
700,000		BA Credit Card Trust 2019-A1 A1, 1.740%, 01/15/2025	710,397	0.4
800,000		Capital One Multi-Asset Execution Trust 2019-A2 A2, 1.720%, 08/15/2024	811,508	0.5
450,000		Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/2024	459,266	0.3
600,000	(1)	Evergreen Credit Card Trust Series 2018-1 A, 2.950%, 03/15/2023	603,082	0.3
			2,584,253	1.5

		Home Equity Asset-Backed Securities: 0.0%
4,729		Chase Funding Loan Acquisition Trust Series 2003-C2 1A, 4.750%, 05/25/2020	4,740	0.0

		Other Asset-Backed Securities: 9.6%
600,000	(1)	Allegany Park CLO Ltd. 2019-1A A, 3.164%, (US0003M + 1.330%), 01/20/2033	561,754	0.3
700,000	(1)	Apidos CLO XXXII 2019-32A A1, 3.003%, (US0003M + 1.320%), 01/20/2033	656,961	0.4
400,000	(1)	Arbor Realty Commercial Real Estate Notes 2019-FL2 A Ltd., 1.905%, (US0001M + 1.200%), 06/15/2034	381,349	0.2
400,000	(1)	ARES XLVI CLO Ltd. 2017-46A A2, 3.061%, (US0003M + 1.230%), 01/15/2030	365,815	0.2
250,000	(1)	Babson CLO Ltd. 2017-1A A2, 3.169%, (US0003M + 1.350%), 07/18/2029	232,858	0.1
500,000	(1)	Barings Clo Ltd. 2019-4A A1, 3.233%, (US0003M + 1.330%), 01/15/2033	466,644	0.3
600,000	(1)	Beechwood Park CLO Ltd. 2019-1A A1, 3.233%, (US0003M + 1.330%), 01/17/2033	560,746	0.3
250,000	(1)	Benefit Street Partners CLO VIII Ltd. 2015-8A A1BR, 3.019%, (US0003M + 1.200%), 01/20/2031	221,855	0.1
250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 3.086%, (US0003M + 1.250%), 10/17/2030	234,765	0.1
250,000	(1)	CIFC Funding 2013-2A A1LR, 3.037%, (US0003M + 1.210%), 10/18/2030	238,545	0.2
250,000	(1)	CIFC Funding 2015-IA ARR Ltd., 2.912%, (US0003M + 1.110%), 01/22/2031	235,674	0.1
600,000	(1)	CIFC Funding 2019-6A A1 Ltd., 3.237%, (US0003M + 1.330%), 01/16/2033	563,707	0.3
250,000	(1)	CIFC Funding 2019-6A A2 Ltd., 3.657%, (US0003M + 1.750%), 01/16/2033	232,427	0.1
150,000		CNH Equipment Trust 2017-B A4, 2.170%, 04/17/2023	152,363	0.1
250,000	(1)	Deer Creek Clo Ltd. 2017-1A A, 2.999%, (US0003M + 1.180%), 10/20/2030	236,457	0.2
300,000	(1)	Dryden 68 CLO Ltd. 2019-68A A, 3.141%, (US0003M + 1.310%), 07/15/2032	279,017	0.2
250,000	(1)	Dryden Senior Loan Fund 2017-47A A2, 3.181%, (US0003M + 1.350%), 04/15/2028	229,556	0.1
360,000	(1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.892%, (US0003M + 1.200%), 08/15/2030	345,163	0.2
250,000	(1)	Eaton Vance Clo 2015-1A A2R Ltd., 3.069%, (US0003M + 1.250%), 01/20/2030	225,743	0.1
250,000	(1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 3.021%, (US0003M + 1.220%), 07/24/2030	237,687	0.2

See Accompanying Notes to Financial Statements

77

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

500,000	(1)	Kayne CLO 6 Ltd. 2019-6A A1, 3.131%, (US0003M + 1.380%), 01/20/2033	466,675	0.3
500,000	(1)	Kayne CLO 7 Ltd. 2020-7A A1, 2.651%, (US0003M + 1.200%), 04/17/2033	422,500	0.3
310,000	(1)	LoanCore 2019-CRE2 A Issuer Ltd., 1.835%, (US0001M + 1.130%), 05/09/2036	290,193	0.2
600,000	(1)	Madison Park Funding XXXVII Ltd. 2019-37A A1, 3.131%, (US0003M + 1.300%), 07/15/2032	563,890	0.3
250,000	(1)	Magnetite XII Ltd. 2015-12A ARR, 2.931%, (US0003M + 1.100%), 10/15/2031	234,467	0.1
850,000	(1)	Marlette Funding Trust 2020-1A B, 2.380%, 03/15/2030	711,229	0.4
340,000	(1)	Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1, 3.243%, (US0003M + 1.340%), 01/19/2033	321,956	0.2
700,000	(1)	Niagara Park Clo Ltd. 2019-B A4, 3.136%, (US0003M + 1.300%), 07/17/2032	654,740	0.4
250,000	(1)	OCP Clo 2019-17A C1 Ltd., 3.577%, (US0003M + 1.750%), 07/20/2032	226,667	0.1
250,000	(1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 3.139%, (US0003M + 1.320%), 03/17/2030	237,378	0.2
250,000	(1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 3.206%, (US0003M + 1.375%), 07/15/2029	225,321	0.1
250,000	(1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 3.169%, (US0003M + 1.350%), 07/19/2030	231,475	0.1
600,000	(1)	Octagon Loan Funding Ltd. 2014-1A ARR, 2.872%, (US0003M + 1.180%), 11/18/2031	561,278	0.3
500,000	(1)	OHA Credit Funding 3 Ltd. 2019-3A A1, 3.139%, (US0003M + 1.320%), 07/20/2032	472,475	0.3
500,000	(1)	OHA Loan Funding 2015-1A A1R2 Ltd., 3.032%, (US0003M + 1.340%), 11/15/2032	468,997	0.3
250,000	(1)	Palmer Square CLO 2013-2A AARR Ltd., 3.036%, (US0003M + 1.200%), 10/17/2031	233,935	0.1
500,000	(1)	Palmer Square CLO 2015-2A A1R2 Ltd., 2.919%, (US0003M + 1.100%), 07/20/2030	473,972	0.3
191,289	(1)	SoFi Consumer Loan Program 2019-2 A Trust, 3.010%, 04/25/2028	185,794	0.1
211,466	(1)	SoFi Consumer Loan Program 2019-3 A Trust, 2.900%, 05/25/2028	205,279	0.1
476,304	(1)	SoFi Consumer Loan Program 2020-1 A Trust, 2.020%, 01/25/2029	475,503	0.3
590,000	(1)	Sound Point CLO XXV Ltd. 2019-4A A1A, 3.231%, (US0003M + 1.400%), 01/15/2033	536,042	0.3
400,000	(1)	Symphony CLO XXI Ltd. 2019-21A A, 3.742%, (US0003M + 1.380%), 07/15/2032	375,454	0.2
250,000	(1)	THL Credit Wind River 2017-2A A CLO Ltd., 3.049%, (US0003M + 1.230%), 07/20/2030	237,102	0.2
400,000	(1)	THL Credit Wind River 2019-2A A2 Clo Ltd., 3.501%, (US0003M + 1.650%), 01/15/2033	369,950	0.2
300,000	(1)	Trafigura Securitisation Finance PLC 2018-1A A2, 3.730%, 03/15/2022	302,597	0.2
200,000		Verizon Owner Trust 2018-A A1A, 3.230%, 04/20/2023	202,838	0.1
100,000	(1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/2021	99,661	0.1
			16,446,454	9.6

		Student Loan Asset-Backed Securities: 0.8%
167,817	(1)	DRB Prime Student Loan Trust 2017-A A2B, 2.850%, 05/27/2042	171,898	0.1
384,805	(1)	Laurel Road Prime Student Loan Trust 2018-B A2FX, 3.540%, 05/26/2043	378,543	0.2
300,000	(1)	Navient Private Education Loan Trust 2014-AA A3, 2.305%, (US0001M + 1.600%), 10/15/2031	288,503	0.2
500,000	(1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	505,997	0.3
			1,344,941	0.8

	Total Asset-Backed Securities
	(Cost $34,741,917)		33,525,561	19.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.4%
		Federal Home Loan Mortgage Corporation: 0.3%(5)
35,291		5.500%,01/01/2037	38,718	0.0
30,238		5.500%,08/01/2038	33,169	0.0

See Accompanying Notes to Financial Statements

78

Voya Short Term Bond Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

9,663	5.500%,10/01/2038	10,598	0.0
5,010	5.500%,10/01/2038	5,493	0.0
228,236	5.500%,11/01/2038	259,489	0.2
108,011	5.500%,02/01/2039	118,492	0.1
		465,959	0.3

	Uniform Mortgage-Backed Securities: 0.1%
101,051	5.000%,03/01/2027	106,555	0.0
128,847	5.000%,07/01/2034	143,112	0.1
		249,667	0.1

	Total U.S. Government Agency Obligations
	(Cost $690,845)	715,626	0.4

SUPRANATIONAL BONDS: 0.0%
58,000	European Investment Bank, 1.750%, 05/15/2020	58,073	0.0

	Total Supranational Bonds
	(Cost $57,829)	58,073	0.0

	Total Long-Term Investments
	(Cost $175,770,767)	169,782,749	98.6

SHORT-TERM INVESTMENTS: 1.1%
	Repurchase Agreements: 0.1%
239,706	(6) Citigroup, Inc., Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $239,706, collateralized by various U.S. Government Agency Obligations, 0.150%-8.500%, Market Value plus accrued interest $244,500, due 04/15/21-09/20/69)
	(Cost $239,706)	239,706	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
1,641,000	(7) Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.340%
	(Cost $1,641,000)	1,641,000	1.0

	Total Short-Term Investments
	(Cost $1,880,706)	1,880,706	1.1

	Total Investments in Securities (Cost $177,651,473)	$ 171,663,455	99.7
	Assets in Excess of Other Liabilities	567,135	0.3
	Net Assets	$ 172,230,590	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2020.
(4)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2020.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(7)	Rate shown is the 7-day yield as of March 31, 2020.

Reference Rate Abbreviations:
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

79

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 15.3%
		Basic Materials: 1.2%
1,250,000	(1)	Alpek SAB de CV, 4.250%, 09/18/2029	$ 1,025,962	0.0
1,925,000	(1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,814,848	0.1
800,000	(1)	Aruba Investments, Inc., 8.750%, 02/15/2023	782,996	0.0
250,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/31/2030	195,500	0.0
1,350,000		Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	1,177,932	0.1
1,500,000	(1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	1,276,564	0.1
160,000	(2)	Cleveland-Cliffs, Inc., 5.750%, 03/01/2025	124,800	0.0
260,000	(1)	Cleveland-Cliffs, Inc., 6.750%, 03/15/2026	231,237	0.0
1,500,000		CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	1,663,280	0.1
1,050,000		CNAC HK Finbridge Co. Ltd., 3.875%, 06/19/2029	1,080,844	0.1
675,000	(1)	Compass Minerals International, Inc., 6.750%, 12/01/2027	613,103	0.0
250,000	(1)	Constellium SE, 5.750%, 05/15/2024	225,336	0.0
550,000	(1)	Constellium SE, 6.625%, 03/01/2025	499,109	0.0
1,250,000	(1)	Evraz PLC, 5.250%, 04/02/2024	1,270,619	0.1
800,000	(1)	First Quantum Minerals Ltd., 6.500%, 03/01/2024	669,004	0.0
750,000		Freeport-McMoRan, Inc., 4.550%, 11/14/2024	712,954	0.0
1,175,000		Freeport-McMoRan, Inc., 4.125%, 03/01/2028	1,032,990	0.0
200,000		Freeport-McMoRan, Inc., 4.250%, 03/01/2030	174,510	0.0
750,000	(1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	711,559	0.0
705,000		Hecla Mining Co., 7.250%, 02/15/2028	620,753	0.0
1,200,000		International Paper Co., 4.350%, 08/15/2048	1,167,518	0.1
2,000,000	(1)	Inversiones CMPC SA, 3.850%, 01/13/2030	1,810,500	0.1
400,000		Inversiones CMPC SA, 4.375%, 04/04/2027	376,421	0.0
1,800,000	(1)	MMK International Capital DAC, 4.375%, 06/13/2024	1,787,990	0.1
1,075,000	(1)	Novelis Corp., 5.875%, 09/30/2026	1,062,457	0.1
700,000	(1)	OCI NV, 5.250%, 11/01/2024	612,500	0.0
1,050,000	(1)	OCI NV, 6.625%, 04/15/2023	966,000	0.0
650,000		Olin Corp., 5.125%, 09/15/2027	585,346	0.0
950,000	(1)	Schweitzer-Mauduit International, Inc., 6.875%, 10/01/2026	953,365	0.0
2,500,000	(1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	2,407,015	0.1
825,000		Sherwin-Williams Co/The, 3.300%, 05/15/2050	784,004	0.0
350,000		Southern Copper Corp., 5.875%, 04/23/2045	373,169	0.0
620,000	(1)	SPCM SA, 4.875%, 09/15/2025	590,531	0.0
1,350,000		Suzano Austria GmbH, 5.000%, 01/15/2030	1,195,088	0.1
200,000		Suzano Austria GmbH, 6.000%, 01/15/2029	188,209	0.0
750,000		Teck Resources Ltd., 5.200%, 03/01/2042	569,187	0.0
600,000	(1),(2)	Tronox, Inc., 6.500%, 04/15/2026	544,545	0.0
			31,877,745	1.2

		Communications: 2.3%
450,000	(1)	Altice France SA/France, 8.125%, 02/01/2027	471,622	0.0
550,000	(1)	Altice Finco SA, 7.625%, 02/15/2025	527,310	0.0
950,000		AMC Networks, Inc., 4.750%, 08/01/2025	929,817	0.1
290,000		AT&T, Inc., 3.400%, 05/15/2025	300,485	0.0
1,068,000		AT&T, Inc., 4.500%, 03/09/2048	1,164,702	0.1
500,000		AT&T, Inc., 5.150%, 02/15/2050	599,932	0.0
775,000	(1)	Block Communications, Inc., 4.875%, 03/01/2028	725,109	0.0
1,100,000	(1)	C&W Senior Financing DAC, 7.500%, 10/15/2026	1,015,336	0.1
650,000		Cablevision Systems Corp., 5.875%, 09/15/2022	659,971	0.0
278,000		ViacomCBS, Inc., 4.000%, 01/15/2026	287,261	0.0
1,300,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,315,626	0.1
600,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	605,736	0.0

See Accompanying Notes to Financial Statements

80

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

750,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	764,676	0.0
1,500,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/2026	1,523,925	0.1
180,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	176,548	0.0
420,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.750%, 03/01/2030	421,281	0.0
100,000		CenturyLink, Inc., 5.625%, 04/01/2020	100,000	0.0
395,000		CenturyLink, Inc., 5.625%, 04/01/2025	399,442	0.0
385,000		CenturyLink, Inc., 5.800%, 03/15/2022	390,644	0.0
950,000	(1)	Clear Channel Worldwide Holdings, Inc., 9.250%, 02/15/2024	822,942	0.0
80,000		Comcast Corp., 4.250%, 01/15/2033	94,432	0.0
1,750,000		Comcast Corp., 4.700%, 10/15/2048	2,272,217	0.1
60,000		Comcast Corp., 5.650%, 06/15/2035	81,344	0.0
1,250,000	(1)	CommScope Tech Finance LLC, 6.000%, 06/15/2025	1,153,375	0.1
500,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	437,537	0.0
1,025,000	(1)	Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026	850,750	0.0
1,650,000	(2)	CSC Holdings LLC, 5.250%, 06/01/2024	1,664,429	0.1
1,175,000	(1)	CSC Holdings LLC, 5.500%, 05/15/2026	1,223,548	0.1
600,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	607,326	0.0
400,000	(1)	CSC Holdings LLC, 7.500%, 04/01/2028	428,955	0.0
825,000	(1)	Cumulus Media New Holdings, Inc., 6.750%, 07/01/2026	743,013	0.0
550,000	(1)	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, 08/15/2026	449,978	0.0
1,225,000	(1),(2)	Diamond Sports Group LLC / Diamond Sports Finance Co., 6.625%, 08/15/2027	826,017	0.0
1,282,000		Discovery Communications LLC, 2.950%, 03/20/2023	1,280,911	0.1
650,000		DISH DBS Corp., 5.000%, 03/15/2023	628,888	0.0
400,000		DISH DBS Corp., 5.875%, 07/15/2022	391,664	0.0
1,000,000		DISH DBS Corp., 5.875%, 11/15/2024	980,085	0.1
800,000		Embarq Corp., 7.995%, 06/01/2036	796,260	0.0
750,000	(1),(2)	Entercom Media Corp., 7.250%, 11/01/2024	632,809	0.0
375,000	(1)	Frontier Communications Corp., 8.000%, 04/01/2027	371,936	0.0
900,000	(1)	Gray Television, Inc., 5.125%, 10/15/2024	875,254	0.1
575,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	575,316	0.0
645,000	(1)	GTT Communications, Inc., 7.875%, 12/31/2024	420,862	0.0
900,000		Hughes Satellite Systems Corp., 6.625%, 08/01/2026	919,312	0.1
325,000	(1)	iHeartCommunications, Inc., 5.250%, 08/15/2027	285,009	0.0
1,000,000		iHeartCommunications, Inc., 8.375%, 05/01/2027	856,950	0.0
775,000	(1)	Intelsat Jackson Holdings SA, 8.500%, 10/15/2024	492,865	0.0
600,000	(2)	Intelsat Luxembourg SA, 8.125%, 06/01/2023	127,500	0.0
500,000	(1)	Lamar Media Corp., 3.750%, 02/15/2028	472,440	0.0
175,000	(1)	Lamar Media Corp., 4.000%, 02/15/2030	164,063	0.0
1,000,000	(1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	990,550	0.1
225,000		Level 3 Financing, Inc., 5.125%, 05/01/2023	222,468	0.0
850,000		Level 3 Financing, Inc., 5.250%, 03/15/2026	854,186	0.0
425,000	(1)	Match Group, Inc., 4.125%, 08/01/2030	382,234	0.0
950,000	(1)	MDC Partners, Inc., 6.500%, 05/01/2024	719,625	0.0
475,000	(1)	Midcontinent Communications / Midcontinent Finance Corp., 5.375%, 08/15/2027	463,960	0.0
225,000	(1)	Netflix, Inc., 4.875%, 06/15/2030	229,658	0.0
1,150,000		Netflix, Inc., 5.875%, 11/15/2028	1,236,883	0.1
875,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 08/01/2024	829,058	0.0
825,000	(1)	Nexstar Broadcasting, Inc., 5.625%, 07/15/2027	811,016	0.0
450,000	(1)	Altice France SA/France, 7.375%, 05/01/2026	456,998	0.0
245,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	209,118	0.0
475,000	(1)	Sirius XM Radio, Inc., 4.625%, 07/15/2024	485,063	0.0
1,225,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	1,250,051	0.1

See Accompanying Notes to Financial Statements

81

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

385,000	(1)	Sprint Corp., 7.250%, 02/01/2028	388,369	0.0
1,175,000		Sprint Communications, Inc., 6.000%, 11/15/2022	1,228,980	0.1
1,500,000		Sprint Corp., 7.125%, 06/15/2024	1,657,478	0.1
800,000		Sprint Corp., 7.625%, 03/01/2026	909,880	0.1
210,000	(1)	TEGNA, Inc., 4.625%, 03/15/2028	185,719	0.0
775,000	(1)	TEGNA, Inc., 5.000%, 09/15/2029	700,406	0.0
1,300,000		Telecom Italia Capital SA, 6.375%, 11/15/2033	1,326,715	0.1
700,000	(1)	Telesat Canada / Telesat LLC, 6.500%, 10/15/2027	675,885	0.0
1,025,000	(1)	Terrier Media Buyer, Inc., 8.875%, 12/15/2027	868,688	0.1
1,250,000		T-Mobile USA, Inc., 5.375%, 04/15/2027	1,296,209	0.1
750,000	(1)	Townsquare Media, Inc., 6.500%, 04/01/2023	726,559	0.0
1,975,000		Verizon Communications, Inc., 4.125%, 08/15/2046	2,296,589	0.1
775,000	(3)	ViacomCBS, Inc., 6.250%, 02/28/2057	670,627	0.0
725,000	(1)	ViaSat, Inc., 5.625%, 09/15/2025	682,337	0.0
265,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	263,158	0.0
600,000	(1)	Virgin Media Secured Finance PLC, 5.500%, 05/15/2029	603,330	0.0
350,000	(1)	Ziggo Bond Co. BV, 5.125%, 02/28/2030	344,969	0.0
200,000	(1)	Ziggo BV, 4.875%, 01/15/2030	196,181	0.0
			58,470,357	2.3

		Consumer, Cyclical: 1.7%
1,750,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	1,682,179	0.1
625,000	(1)	Adams Homes, Inc., 7.500%, 02/15/2025	601,562	0.0
700,000	(1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	484,697	0.0
725,000	(1)	Allison Transmission, Inc., 5.875%, 06/01/2029	715,551	0.0
1,050,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	443,066	0.0
450,000	(1)	American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/2028	411,997	0.0
525,000	(1)	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	450,187	0.0
470,000	(1)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	403,025	0.0
200,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.625%, 01/15/2028	159,500	0.0
600,000	(1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 6.750%, 08/01/2025	485,247	0.0
1,220,000	(1)	Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, 10/15/2025	890,234	0.1
475,000	(1)	CCM Merger, Inc., 6.000%, 03/15/2022	393,062	0.0
400,000		Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/2024	363,498	0.0
850,000	(1)	Cedar Fair L.P., 5.250%, 07/15/2029	722,967	0.0
1,075,000		Century Communities, Inc., 5.875%, 07/15/2025	930,429	0.1
225,000	(1),(4)	Core & Main Holdings L.P., 8.625% (PIK Rate 9.375%, Cash Rate 8.625%), 09/15/2024	207,843	0.0
925,000	(1)	Core & Main L.P., 6.125%, 08/15/2025	867,160	0.1
1,200,000		Dana, Inc., 5.500%, 12/15/2024	1,057,506	0.1
735,000	(1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	490,331	0.0
1,375,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/2024	876,370	0.1
1,250,000		H&E Equipment Services, Inc., 5.625%, 09/01/2025	1,167,194	0.1
800,000		Home Depot, Inc./The, 3.125%, 12/15/2049	810,705	0.0
675,000	(1)	IAA, Inc., 5.500%, 06/15/2027	656,809	0.0
725,000	(1)	Installed Building Products, Inc., 5.750%, 02/01/2028	696,756	0.0
600,000	(1)	International Game Technology PLC, 6.250%, 02/15/2022	554,910	0.0
1,000,000	(1)	International Game Technology PLC, 6.500%, 02/15/2025	892,360	0.1
1,400,000		L Brands, Inc., 6.750%, 07/01/2036	1,018,920	0.1
950,000		Lennar Corp., 5.250%, 06/01/2026	953,080	0.1
575,000		Lennar Corp., 5.375%, 10/01/2022	591,351	0.0
875,000	(1)	Lions Gate Capital Holdings LLC, 5.875%, 11/01/2024	752,986	0.0
1,714,000		Lowe's Cos, Inc., 3.700%, 04/15/2046	1,595,911	0.1
625,000	(1)	M/I Homes, Inc., 4.950%, 02/01/2028	535,156	0.0

See Accompanying Notes to Financial Statements

82

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

325,000		M/I Homes, Inc., 5.625%, 08/01/2025	293,717	0.0
1,225,000	(1)	Mattel, Inc., 5.875%, 12/15/2027	1,256,299	0.1
675,000		McDonald's Corp., 3.625%, 05/01/2043	656,370	0.0
825,000		McDonald's Corp., 3.625%, 09/01/2049	847,147	0.1
600,000		Meritage Homes Corp., 5.125%, 06/06/2027	569,125	0.0
500,000		Meritage Homes Corp., 6.000%, 06/01/2025	465,622	0.0
180,000	(2)	MGM Resorts International, 5.500%, 04/15/2027	164,799	0.0
329,000	(2)	MGM Resorts International, 5.750%, 06/15/2025	296,913	0.0
650,000		MGM Resorts International, 6.000%, 03/15/2023	631,316	0.0
800,000	(1),(2)	Michaels Stores, Inc., 8.000%, 07/15/2027	596,440	0.0
650,000	(1)	Motion Bondco DAC, 6.625%, 11/15/2027	471,250	0.0
775,000		Murphy Oil USA, Inc., 4.750%, 09/15/2029	730,864	0.0
265,000		Murphy Oil USA, Inc., 5.625%, 05/01/2027	261,911	0.0
750,000	(1)	Navistar International Corp., 6.625%, 11/01/2025	629,066	0.0
880,000	(1)	Penn National Gaming, Inc., 5.625%, 01/15/2027	660,363	0.0
675,000	(1)	Performance Food Group, Inc., 5.500%, 10/15/2027	631,176	0.0
495,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	491,288	0.0
1,000,000	(1)	PetSmart, Inc., 7.125%, 03/15/2023	949,500	0.1
600,000		SACI Falabella, 3.750%, 10/30/2027	516,016	0.0
685,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/2025	601,088	0.0
485,000		Scientific Games International, Inc., 6.625%, 05/15/2021	391,056	0.0
475,000	(1)	Scientific Games International, Inc., 7.000%, 05/15/2028	294,761	0.0
825,000	(1)	Scientific Games International, Inc., 8.250%, 03/15/2026	532,729	0.0
800,000		Sonic Automotive, Inc., 6.125%, 03/15/2027	710,834	0.0
475,000	(1)	Speedway Motorsports LLC / Speedway Funding II, Inc., 4.875%, 11/01/2027	431,063	0.0
415,000	(1)	Station Casinos LLC, 4.500%, 02/15/2028	339,263	0.0
1,085,000	(1)	Station Casinos LLC, 5.000%, 10/01/2025	911,736	0.1
575,000	(1)	Taylor Morrison Communities, Inc., 5.750%, 01/15/2028	518,338	0.0
950,000		Tempur Sealy International, Inc., 5.500%, 06/15/2026	836,665	0.1
475,000	(2)	Tenneco, Inc., 5.000%, 07/15/2026	301,661	0.0
725,000	(1)	Univar Solutions USA, Inc./Washington, 5.125%, 12/01/2027	663,774	0.0
975,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/2027	575,894	0.0
675,000	(1)	William Carter Co/The, 5.625%, 03/15/2027	651,734	0.0
250,000	(1)	WMG Acquisition Corp., 5.000%, 08/01/2023	250,311	0.0
950,000	(1)	Wolverine World Wide, Inc., 5.000%, 09/01/2026	913,425	0.1
			42,906,063	1.7

		Consumer, Non-cyclical: 2.2%
1,000,000		AbbVie, Inc., 4.875%, 11/14/2048	1,171,251	0.1
250,000		Acadia Healthcare Co., Inc., 5.625%, 02/15/2023	237,161	0.0
675,000		Acadia Healthcare Co., Inc., 6.500%, 03/01/2024	662,347	0.0
875,000	(1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	757,026	0.0
425,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	423,937	0.0
725,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	741,929	0.0
1,050,000		Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 6.625%, 06/15/2024	1,073,594	0.1
525,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.625%, 07/15/2026	516,798	0.0
700,000	(1)	Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.750%, 07/15/2027	664,557	0.0
2,000,000		Altria Group, Inc., 4.500%, 05/02/2043	1,904,641	0.1
140,000		Amgen, Inc., 3.200%, 11/02/2027	151,795	0.0
675,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	645,300	0.0
1,200,000		Anheuser-Busch InBev Worldwide, Inc., 4.600%, 04/15/2048	1,277,272	0.1
750,000		Anthem, Inc., 3.700%, 09/15/2049	755,979	0.0
1,250,000		BAT Capital Corp., 4.540%, 08/15/2047	1,146,723	0.1

See Accompanying Notes to Financial Statements

83

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,850,000	(1)	Bausch Health Americas, Inc., 8.500%, 01/31/2027	1,943,518	0.1
530,000	(1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	499,525	0.0
675,000	(1)	Bausch Health Cos, Inc., 5.500%, 11/01/2025	686,175	0.0
475,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	470,846	0.0
525,000	(1)	Bausch Health Cos, Inc., 7.000%, 01/15/2028	547,339	0.0
1,200,000	(1)	Bristol-Myers Squibb Co., 4.550%, 02/20/2048	1,527,630	0.1
750,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/2025	719,059	0.0
415,000	(1)	Catalent Pharma Solutions, Inc., 5.000%, 07/15/2027	404,853	0.0
200,000	(1)	Centene Corp., 3.375%, 02/15/2030	186,750	0.0
625,000	(1)	Centene Corp., 4.625%, 12/15/2029	631,594	0.0
1,325,000		Centene Corp., 4.750%, 01/15/2025	1,349,850	0.1
295,000	(1)	Centene Corp., 4.750%, 01/15/2025	300,533	0.0
425,000	(1)	Centene Corp., 5.375%, 06/01/2026	440,156	0.0
950,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/2023	909,031	0.1
950,000	(1)	CHS/Community Health Systems, Inc., 6.625%, 02/15/2025	885,875	0.1
1,250,000		Cigna Corp., 4.900%, 12/15/2048	1,518,345	0.1
925,000	(1)	Cott Holdings, Inc., 5.500%, 04/01/2025	903,036	0.1
239,000		CVS Health Corp., 3.875%, 07/20/2025	247,397	0.0
1,250,000		CVS Health Corp., 5.050%, 03/25/2048	1,425,056	0.1
600,000		DaVita, Inc., 5.125%, 07/15/2024	601,953	0.0
1,325,000	(1)	DP World Crescent Ltd., 3.750%, 01/30/2030	1,105,050	0.1
1,050,000		DP World Crescent Ltd., 3.875%, 07/18/2029	885,150	0.0
625,000	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/2025	430,269	0.0
1,250,000	(1)	Garda World Security Corp., 8.750%, 05/15/2025	1,159,338	0.1
1,075,000	(1)	Graham Holdings Co., 5.750%, 06/01/2026	1,062,683	0.1
2,775,000		HCA, Inc., 5.375%, 02/01/2025	2,840,892	0.1
375,000		HCA, Inc., 5.625%, 09/01/2028	394,594	0.0
475,000	(1)	Hertz Corp./The, 6.000%, 01/15/2028	252,011	0.0
475,000	(1)	Hertz Corp./The, 7.125%, 08/01/2026	251,358	0.0
775,000	(1)	Hertz Corp., 5.500%, 10/15/2024	440,622	0.0
445,000	(1)	Hill-Rom Holdings, Inc., 4.375%, 09/15/2027	442,126	0.0
800,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/2024	813,000	0.0
725,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 6.750%, 02/15/2028	777,961	0.0
750,000	(1)	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 01/15/2030	778,538	0.0
500,000	(1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	505,313	0.0
35,000		Kraft Heinz Foods Co., 2.800%, 07/02/2020	34,742	0.0
665,000		Kraft Heinz Foods Co., 4.375%, 06/01/2046	602,905	0.0
1,440,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	1,441,299	0.1
330,000		Kraft Heinz Foods Co., 5.000%, 06/04/2042	314,229	0.0
520,000	(1)	LifePoint Health, Inc., 4.375%, 02/15/2027	493,740	0.0
850,000		Molina Healthcare, Inc., 5.375%, 11/15/2022	846,039	0.0
1,025,000	(1)	MPH Acquisition Holdings LLC, 7.125%, 06/01/2024	899,468	0.1
725,000		New Albertsons L.P., 7.450%, 08/01/2029	709,443	0.0
750,000	(1)	Par Pharmaceutical, Inc., 7.500%, 04/01/2027	751,931	0.0
525,000	(1)	Pilgrim's Pride Corp., 5.750%, 03/15/2025	530,909	0.0
550,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	551,073	0.0
380,000	(1),(4)	Polaris Intermediate Corp., 8.500% (PIK Rate 9.250%, Cash Rate 8.500%), 12/01/2022	297,343	0.0
1,375,000	(1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,406,694	0.1
263,000		Reynolds American, Inc., 4.450%, 06/12/2025	268,299	0.0
1,070,000	(1)	Select Medical Corp., 6.250%, 08/15/2026	1,075,890	0.1
925,000		Spectrum Brands, Inc., 5.750%, 07/15/2025	871,785	0.0
630,000		Tenet Healthcare Corp., 5.125%, 05/01/2025	600,075	0.0
95,000	(1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	91,081	0.0
1,300,000		Tenet Healthcare Corp., 6.750%, 06/15/2023	1,207,382	0.1

See Accompanying Notes to Financial Statements

84

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

350,000		Tenet Healthcare Corp., 8.125%, 04/01/2022	332,619	0.0
400,000		Teva Pharmaceutical Finance Netherlands III BV, 6.000%, 04/15/2024	395,498	0.0
800,000		United Rentals North America, Inc., 4.875%, 01/15/2028	780,440	0.0
375,000		United Rentals North America, Inc., 5.250%, 01/15/2030	376,969	0.0
550,000		United Rentals North America, Inc., 5.500%, 07/15/2025	542,440	0.0
650,000		United Rentals North America, Inc., 6.500%, 12/15/2026	663,358	0.0
475,000	(1)	Vizient, Inc., 6.250%, 05/15/2027	478,067	0.0
770,000	(1)	West Street Merger Sub, Inc., 6.375%, 09/01/2025	676,961	0.0
			57,708,415	2.2

		Energy: 2.5%
425,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	296,437	0.0
275,000	(1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	197,194	0.0
605,000	(1)	Baytex Energy Corp., 8.750%, 04/01/2027	235,345	0.0
161,700	(1)	Calfrac Holdings L.P., 10.875%, 03/15/2026	48,510	0.0
1,025,000	(2)	Callon Petroleum Co., 6.250%, 04/15/2023	251,094	0.0
2,000,000		Cenovus Energy, Inc., 5.250%, 06/15/2037	899,382	0.1
2,550,000		CNOOC Finance 2013 Ltd., 2.875%, 09/30/2029	2,621,385	0.1
250,000		Continental Resources, Inc./OK, 4.500%, 04/15/2023	137,764	0.0
975,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	565,529	0.0
500,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.250%, 04/01/2023	283,227	0.0
850,000		Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	834,067	0.0
455,000		Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	66,114	0.0
1,800,000		Ecopetrol SA, 5.375%, 06/26/2026	1,764,976	0.1
500,000		Empresa Nacional del Petroleo, 3.750%, 08/05/2026	469,658	0.0
1,200,000		Empresa Nacional del Petroleo, 5.250%, 11/06/2029	1,190,824	0.1
340,000	(1)	Empresa Nacional del Petroleo, 5.250%, 11/06/2029	337,400	0.0
1,075,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	963,867	0.1
1,750,000		Energy Transfer Operating L.P., 6.000%, 06/15/2048	1,474,810	0.1
5,725,000	(3)	Energy Transfer Operating L.P., 7.125%, 12/31/2199	3,452,633	0.1
1,025,000	(1)	Enviva Partners L.P. / Enviva Partners Finance Corp., 6.500%, 01/15/2026	1,007,062	0.1
2,031,000	(2)	Exxon Mobil Corp., 3.095%, 08/16/2049	2,069,748	0.1
3,600,000		Gazprom PJSC Via Gaz Capital SA, 4.950%, 03/23/2027	3,748,824	0.2
750,000		Gazprom PJSC Via Gaz Capital SA, 4.950%, 02/06/2028	784,348	0.0
2,700,000		Gazprom PJSC Via Gaz Finance PLC, 3.250%, 02/25/2030	2,500,200	0.1
400,000	(1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	282,620	0.0
700,000	(1)	Hess Midstream Operations L.P., 5.625%, 02/15/2026	499,123	0.0
2,625,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	2,527,382	0.1
2,550,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	2,521,950	0.1
300,000	(1)	KazMunayGas National Co. JSC, 5.375%, 04/24/2030	296,700	0.0
1,250,000		Kinder Morgan, Inc., 5.200%, 03/01/2048	1,326,254	0.1
595,000	(1)	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.000%, 08/01/2026	371,875	0.0
575,000		Montage Resources Corp., 8.875%, 07/15/2023	392,420	0.0
700,000	(1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	208,980	0.0
1,047,000		MPLX L.P., 3.375%, 03/15/2023	969,161	0.1
450,000		Murphy Oil Corp., 5.875%, 12/01/2027	236,947	0.0
640,000		Murphy Oil Corp., 5.750%, 08/15/2025	346,467	0.0

See Accompanying Notes to Financial Statements

85

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

270,000	(1)	Noble Holding International Ltd., 7.875%, 02/01/2026	67,106	0.0
50,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/2027	35,528	0.0
1,325,000		PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/2023	826,191	0.0
2,100,000		Pertamina Persero PT, 3.100%, 01/21/2030	1,868,863	0.1
3,375,000	(1)	Pertamina Persero PT, 3.100%, 01/21/2030	3,003,530	0.1
750,000	(1),(2)	Pertamina Persero PT, 3.100%, 08/25/2030	668,425	0.0
7,350,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	6,971,843	0.3
775,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	796,739	0.0
1,400,000		Petroleos del Peru SA, 4.750%, 06/19/2032	1,285,974	0.1
7,450,000	(1)	Petroleos Mexicanos, 5.950%, 01/28/2031	5,159,870	0.2
575,000		Petroleos Mexicanos, 6.500%, 01/23/2029	420,349	0.0
230,000		Sunoco L.P. / Sunoco Finance Corp., 4.875%, 01/15/2023	224,115	0.0
10,000		Sunoco L.P. / Sunoco Finance Corp., 5.500%, 02/15/2026	8,738	0.0
10,000		Sunoco L.P. / Sunoco Finance Corp., 5.875%, 03/15/2028	8,385	0.0
925,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/2028	487,445	0.0
200,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.500%, 03/01/2030	156,250	0.0
375,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.500%, 07/15/2027	322,500	0.0
725,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.875%, 01/15/2029	589,063	0.0
3,951,000	(3)	Transcanada Trust, 5.500%, 09/15/2079	3,029,410	0.1
1,250,000		Transocean, Inc., 6.800%, 03/15/2038	297,250	0.0
700,000	(1)	Viper Energy Partners L.P., 5.375%, 11/01/2027	591,885	0.0
350,000		WPX Energy, Inc., 4.500%, 01/15/2030	191,363	0.0
775,000		WPX Energy, Inc., 5.250%, 10/15/2027	430,551	0.0
			63,621,650	2.5

		Financial: 1.9%
150,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/2020	145,522	0.0
115,000	(1)	AG Issuer LLC, 6.250%, 03/01/2028	97,462	0.0
975,000		Ally Financial, Inc., 5.750%, 11/20/2025	961,057	0.0
600,000	(1)	Altice France Holding SA, 6.000%, 02/15/2028	532,308	0.0
1,200,000	(1)	Altice France Holding SA, 10.500%, 05/15/2027	1,272,000	0.1
1,730,000		American International Group, Inc., 3.900%, 04/01/2026	1,806,226	0.1
2,730,000		American International Group, Inc., 4.375%, 01/15/2055	2,670,058	0.1
1,600,000	(1)	Banco Bradesco SA/Cayman Islands, 3.200%, 01/27/2025	1,466,016	0.1
1,550,000		Banco de Bogota SA, 6.250%, 05/12/2026	1,478,634	0.1
1,550,000	(1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	1,375,048	0.1
1,200,000	(1)	Banco Votorantim SA, 4.500%, 09/24/2024	1,083,612	0.1
1,500,000		Bancolombia SA, 3.000%, 01/29/2025	1,349,640	0.1
327,000		Bank of America Corp., 2.625%, 10/19/2020	327,540	0.0
425,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/2022	424,082	0.0
409,000	(1)	BPCE SA, 4.500%, 03/15/2025	406,640	0.0
1,220,000		Brookfield Finance LLC, 3.450%, 04/15/2050	983,929	0.0
281,000		Chubb INA Holdings, Inc., 3.350%, 05/03/2026	298,224	0.0
175,000		CIT Group, Inc., 5.250%, 03/07/2025	171,720	0.0
475,000		CIT Group, Inc., 6.125%, 03/09/2028	450,558	0.0
1,000,000		Citigroup, Inc., 4.750%, 05/18/2046	1,150,471	0.1
1,000,000		Corp Financiera de Desarrollo SA, 4.750%, 07/15/2025	978,755	0.0
1,125,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/2025	952,037	0.0
550,000	(1)	Freedom Mortgage Corp., 8.250%, 04/15/2025	435,858	0.0
403,000		GE Capital International Funding Co. Unlimited Co., 3.373%, 11/15/2025	405,913	0.0

See Accompanying Notes to Financial Statements

86

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

665,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	721,324	0.0
279,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	293,899	0.0
281,000		Healthpeak Properties, Inc., 4.000%, 06/01/2025	287,681	0.0
1,450,000		Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 6.250%, 05/15/2026	1,378,402	0.1
1,500,000	(1)	Itau Unibanco Holding SA/Cayman Island, 3.250%, 01/24/2025	1,405,800	0.1
277,000		JPMorgan Chase & Co., 4.250%, 10/01/2027	305,728	0.0
6,800,000	(3)	JPMorgan Chase & Co., 4.600%, 12/31/2199	5,959,860	0.2
1,050,000	(1),(3)	Kookmin Bank, 4.350%, 12/31/2199	1,010,107	0.1
400,000		Lloyds Banking Group PLC, 4.582%, 12/10/2025	412,440	0.0
740,000	(1)	LPL Holdings, Inc., 4.625%, 11/15/2027	682,369	0.0
1,075,000		MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc., 5.625%, 05/01/2024	1,038,724	0.1
268,000		Morgan Stanley, 4.000%, 07/23/2025	287,375	0.0
400,000		MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	370,250	0.0
775,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	757,621	0.0
250,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/2024	244,062	0.0
475,000		Navient Corp., 5.000%, 03/15/2027	411,920	0.0
950,000		Navient Corp., 7.250%, 09/25/2023	938,096	0.0
1,100,000	(1),(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	1,039,500	0.1
950,000	(1)	QNB Finansbank AS, 6.875%, 09/07/2024	881,305	0.0
900,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/2028	886,291	0.0
725,000	(1)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 12/01/2021	679,144	0.0
725,000	(1)	SBA Communications Corp., 3.875%, 02/15/2027	732,250	0.0
970,000		Simon Property Group L.P., 3.375%, 12/01/2027	963,485	0.0
225,000		Springleaf Finance Corp., 5.375%, 11/15/2029	207,241	0.0
650,000		Springleaf Finance Corp., 6.125%, 03/15/2024	646,802	0.0
1,125,000		Springleaf Finance Corp., 7.125%, 03/15/2026	1,107,422	0.1
2,000,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.250%, 02/05/2025	1,685,600	0.1
550,000	(1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	526,807	0.0
200,000	(1)	UBS Group AG, 2.950%, 09/24/2020	200,353	0.0
500,000		Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	507,265	0.0
269,000		Wells Fargo & Co., 4.300%, 07/22/2027	288,988	0.0
1,750,000		Wells Fargo & Co., 4.750%, 12/07/2046	2,029,383	0.1
			50,110,804	1.9

		Industrial: 1.4%
520,000	(1)	Advanced Disposal Services, Inc., 5.625%, 11/15/2024	531,047	0.0
1,125,000		AECOM, 5.875%, 10/15/2024	1,106,724	0.1
650,000	(1)	Amsted Industries, Inc., 5.625%, 07/01/2027	637,947	0.0
1,225,000	(1),(4)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	1,058,951	0.1
410,000	(1)	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/2023	402,310	0.0
665,000	(1)	Berry Global, Inc., 5.625%, 07/15/2027	692,062	0.0
700,000	(1)	BMC East LLC, 5.500%, 10/01/2024	681,622	0.0
2,796,000	(3)	BNSF Funding Trust I, 6.613%, 12/15/2055	2,744,959	0.1
500,000	(1)	Bombardier, Inc., 6.000%, 10/15/2022	378,750	0.0
275,000	(1)	Bombardier, Inc., 7.875%, 04/15/2027	191,833	0.0
900,000	(1)	Bombardier, Inc., 8.750%, 12/01/2021	753,075	0.1
607,000	(1)	Builders FirstSource, Inc., 6.750%, 06/01/2027	600,045	0.0
745,000	(1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	674,691	0.0
410,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	487,190	0.0
725,000	(1)	Cargo Aircraft Management, Inc., 4.750%, 02/01/2028	677,875	0.0

See Accompanying Notes to Financial Statements

87

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

675,000	(1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	649,688	0.0
500,000		Cemex SAB de CV, 6.125%, 05/05/2025	446,873	0.0
575,000	(1)	Clean Harbors, Inc., 4.875%, 07/15/2027	566,059	0.0
350,000	(1)	Clean Harbors, Inc., 5.125%, 07/15/2029	328,490	0.0
1,000,000		CSX Corp., 4.500%, 08/01/2054	1,136,736	0.1
603,000		FedEx Corp., 4.000%, 01/15/2024	630,411	0.0
1,000,000		FedEx Corp., 4.950%, 10/17/2048	982,880	0.1
420,000	(1)	FXI Holdings, Inc., 7.875%, 11/01/2024	286,784	0.0
420,000	(1)	GFL Environmental, Inc., 8.500%, 05/01/2027	424,305	0.0
116,000	(1)	GFL Environmental, Inc., 7.000%, 06/01/2026	113,269	0.0
525,000	(1)	Granite US Holdings Corp., 11.000%, 10/01/2027	454,890	0.0
2,775,000	(1)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	2,471,595	0.1
1,100,000	(1)	Itron, Inc., 5.000%, 01/15/2026	1,054,397	0.1
1,000,000	(1)	James Hardie International Finance DAC, 4.750%, 01/15/2025	951,255	0.1
1,550,000	(1),(2)	Klabin Austria GmbH, 5.750%, 04/03/2029	1,414,468	0.1
900,000	(1)	Koppers, Inc., 6.000%, 02/15/2025	726,723	0.0
200,000		Lockheed Martin Corp., 3.550%, 01/15/2026	216,723	0.0
520,000	(1)	Masonite International Corp., 5.375%, 02/01/2028	513,942	0.0
500,000	(1)	Masonite International Corp., 5.750%, 09/15/2026	494,271	0.0
545,000	(1)	Mauser Packaging Solutions Holding Co., 7.250%, 04/15/2025	416,941	0.0
725,000	(1)	Norbord, Inc., 5.750%, 07/15/2027	668,057	0.0
650,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/2023	641,066	0.0
325,000	(1)	Owens-Brockway Glass Container, Inc., 6.375%, 08/15/2025	311,188	0.0
885,000	(1)	PGT Innovations, Inc., 6.750%, 08/01/2026	842,040	0.1
725,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 07/15/2023	724,090	0.0
200,000	(1)	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.000%, 07/15/2024	204,375	0.0
650,000	(1)	Sealed Air Corp., 5.500%, 09/15/2025	663,816	0.0
390,000	(1)	Silgan Holdings, Inc., 4.125%, 02/01/2028	362,700	0.0
725,000	(1)	SSL Robotics LLC, 9.750%, 12/31/2023	752,188	0.1
600,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/2027	550,181	0.0
975,000	(1)	Standard Industries, Inc./NJ, 6.000%, 10/15/2025	965,513	0.1
750,000	(1)	Stevens Holding Co., Inc., 6.125%, 10/01/2026	747,343	0.0
400,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	375,498	0.0
690,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	657,944	0.0
750,000	(1)	TransDigm, Inc., 5.500%, 11/15/2027	677,288	0.0
700,000		TransDigm, Inc., 6.375%, 06/15/2026	674,135	0.0
1,000,000		TransDigm, Inc., 6.500%, 05/15/2025	956,255	0.1
181,000	(1)	Zekelman Industries, Inc., 9.875%, 06/15/2023	175,909	0.0
			36,849,367	1.4

		Technology: 0.5%
950,000	(1)	Ascend Learning LLC, 6.875%, 08/01/2025	929,808	0.1
650,000	(1)	Castle US Holding Corp., 9.500%, 02/15/2028	621,156	0.0
675,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/2025	699,675	0.0
650,000		CDW LLC / CDW Finance Corp., 5.500%, 12/01/2024	681,554	0.0
1,300,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/2025	1,212,211	0.1
345,000	(1)	Dell International LLC / EMC Corp., 7.125%, 06/15/2024	357,506	0.0
1,000,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	1,179,118	0.1
750,000		Donnelley Financial Solutions, Inc., 8.250%, 10/15/2024	711,559	0.0
450,000	(1)	MSCI, Inc., 5.750%, 08/15/2025	467,923	0.0
650,000	(1)	MTS Systems Corp., 5.750%, 08/15/2027	608,428	0.0

See Accompanying Notes to Financial Statements

88

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

250,000	(1)	Open Text Corp., 3.875%, 02/15/2028	236,172	0.0
350,000	(1)	Open Text Corp., 5.875%, 06/01/2026	369,057	0.0
425,000	(1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	401,997	0.0
350,000		Oracle Corp., 3.250%, 11/15/2027	361,482	0.0
550,000	(1)	RP Crown Parent LLC, 7.375%, 10/15/2024	528,850	0.0
430,000	(1)	Science Applications International Corp., 4.875%, 04/01/2028	415,219	0.0
1,175,000	(1)	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.750%, 06/01/2025	1,083,973	0.1
655,000		Texas Instruments, Inc., 3.875%, 03/15/2039	756,859	0.0
1,150,000	(1),(2)	Veritas US, Inc. / Veritas Bermuda Ltd.., 10.500%, 02/01/2024	978,932	0.1
			12,601,479	0.5

		Utilities: 1.6%
1,114,000		American Electric Power Co., Inc., 3.250%, 03/01/2050	981,426	0.1
1,075,000		Calpine Corp., 5.750%, 01/15/2025	1,002,438	0.1
2,275,000	(1)	Centrais Eletricas Brasileiras SA, 3.625%, 02/04/2025	2,025,910	0.1
550,000	(1)	Clearway Energy Operating LLC, 4.750%, 03/15/2028	512,188	0.0
1,850,000	(1)	Colbun SA, 3.150%, 03/06/2030	1,623,375	0.1
5,670,000	(3)	Dominion Energy, Inc., 4.650%, 12/31/2199	5,099,059	0.2
1,050,000	(1)	Drax Finco PLC, 6.625%, 11/01/2025	1,059,193	0.1
1,415,000		Duke Energy Carolinas LLC, 3.200%, 08/15/2049	1,436,247	0.1
3,935,000	(3)	Duke Energy Corp., 4.875%, 12/31/2199	3,308,135	0.1
1,355,000		Duke Energy Indiana LLC, 3.750%, 05/15/2046	1,479,794	0.1
614,000		Entergy Louisiana LLC, 2.900%, 03/15/2051	543,607	0.0
3,175,000		Inkia Energy Ltd., 5.875%, 11/09/2027	2,809,875	0.1
500,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	512,308	0.0
2,500,000		Kallpa Generacion SA, 4.125%, 08/16/2027	2,267,631	0.1
575,000	(1)	Kallpa Generacion SA, 4.125%, 08/16/2027	521,555	0.0
650,000	(1)	LBC Tank Terminals Holding Netherlands BV, 6.875%, 05/15/2023	615,059	0.0
2,500,000		Mississippi Power Co., 4.250%, 03/15/2042	2,407,569	0.1
2,875,000	(3)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	2,658,564	0.1
925,000		NRG Energy, Inc., 5.750%, 01/15/2028	948,634	0.0
400,000		NRG Energy, Inc., 6.625%, 01/15/2027	418,220	0.0
2,325,000	(1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	2,182,111	0.1
1,000,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	972,158	0.0
2,950,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	3,095,627	0.1
845,000		Southern California Edison Co., 3.650%, 02/01/2050	824,659	0.0
425,000	(1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	440,711	0.0
575,000	(1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	596,160	0.0
			40,342,213	1.6

	Total Corporate Bonds/Notes
	(Cost $437,559,837)		394,488,093	15.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 29.2%
192,890		Adjustable Rate Mortgage Trust 2005-7 7A21, 1.447%, (US0001M + 0.500%), 10/25/2035	190,857	0.0
366,842	(3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 4.074%, 05/25/2036	319,472	0.0
1,235,488	(1),(3)	Agate Bay Mortgage Trust 2014-1 B4, 3.868%, 07/25/2044	1,183,462	0.1
4,593,424	(1),(3)	Agate Bay Mortgage Trust 2014-2 B2, 3.880%, 09/25/2044	4,407,763	0.2
1,884,306	(1),(3)	Agate Bay Mortgage Trust 2014-2 B4, 3.880%, 09/25/2044	1,776,618	0.1
2,705,769	(1),(3)	Agate Bay Mortgage Trust 2015-2 B3, 3.723%, 03/25/2045	2,578,668	0.1
1,218,542	(1),(3)	Agate Bay Mortgage Trust 2015-4 B3, 3.573%, 06/25/2045	1,117,777	0.0
2,597,597	(1),(3)	Agate Bay Mortgage Trust 2016-1 B3, 3.772%, 12/25/2045	2,423,532	0.1
1,000,000	(1),(3)	Agate Bay Mortgage Trust 2016-1 B4, 3.772%, 12/25/2045	761,337	0.0
1,137,085	(1),(3)	Agate Bay Mortgage Trust 2016-2 B4, 3.795%, 03/25/2046	849,839	0.0
724,807		Alternative Loan Trust 2004-J7 MI, 1.967%, (US0001M + 1.020%), 10/25/2034	663,857	0.0

See Accompanying Notes to Financial Statements

89

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

135,461		Alternative Loan Trust 2005-10CB 1A1, 1.447%, (US0001M + 0.500%), 05/25/2035	102,580	0.0
540,404		Alternative Loan Trust 2005-10CB 1A2, 1.397%, (US0001M + 0.450%), 05/25/2035	408,295	0.0
568,540		Alternative Loan Trust 2005-23CB A15, 5.500%, 07/25/2035	517,217	0.0
191,658		Alternative Loan Trust 2005-51 3A2A, 3.256%, (12MTA + 1.290%), 11/20/2035	158,780	0.0
61,790		Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	56,442	0.0
289,669		Alternative Loan Trust 2005-J2 1A12, 1.347%, (US0001M + 0.400%), 04/25/2035	225,346	0.0
38,209		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	26,498	0.0
705,858		Alternative Loan Trust 2006-18CB A10, 1.347%, (US0001M + 0.400%), 07/25/2036	325,430	0.0
168,133		Alternative Loan Trust 2006-19CB A12, 1.347%, (US0001M + 0.400%), 08/25/2036	89,537	0.0
712,005		Alternative Loan Trust 2006-19CB A28, 1.547%, (US0001M + 0.600%), 08/25/2036	388,488	0.0
1,194,923		Alternative Loan Trust 2006-27CB A5, 6.000%, 11/25/2036	948,335	0.0
450,985		Alternative Loan Trust 2006-HY11 A1, 1.067%, (US0001M + 0.120%), 06/25/2036	384,328	0.0
1,250,225		Alternative Loan Trust 2007-15CB A5, 5.750%, 07/25/2037	991,237	0.0
182,915		Alternative Loan Trust 2007-2CB 2A1, 1.547%, (US0001M + 0.600%), 03/25/2037	90,238	0.0
321,734		Alternative Loan Trust 2007-HY8C A1, 1.107%, (US0001M + 0.160%), 09/25/2047	269,609	0.0
908,176		Alternative Loan Trust 2007-OA4 A1, 1.117%, (US0001M + 0.170%), 05/25/2047	750,272	0.0
1,648,982	(1),(3)	Arroyo Mortgage Trust 2019-3 A3, 3.416%, 10/25/2048	1,574,338	0.1
536,518		Banc of America Funding 2007-2 1A16 Trust, 1.547%, (US0001M + 0.600%), 03/25/2037	383,197	0.0
2,559,545		Banc of America Funding 2007-C 7A1 Trust, 0.983%, (US0001M + 0.210%), 05/20/2047	2,314,979	0.1
370,364	(3)	Bear Stearns ALT-A Trust 2005-3 4A3, 3.568%, 04/25/2035	338,164	0.0
634,059	(3)	Bear Stearns ALT-A Trust 2006-6 31A1, 3.877%, 11/25/2036	524,818	0.0
754,316	(3)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.775%, 11/25/2036	568,716	0.0
168,161	(3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.726%, 01/26/2036	134,783	0.0
2,500,000	(1),(3)	Chase Home Lending Mortgage Trust 2019-ATR1 A5, 4.000%, 04/25/2049	2,420,553	0.1
992,059	(1),(3)	Chase Mortgage Finance Corp. 2019-1 B2, 3.967%, 03/25/2050	803,239	0.0
1,289,677	(1),(3)	Chase Mortgage Finance Corp. 2019-1 B3, 3.967%, 03/25/2050	1,247,748	0.1
580,560	(3)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 4.300%, 09/25/2036	470,293	0.0
686,896	(1),(3)	Chase Home Lending Mortgage Trust 2019-ATR2 A3, 3.500%, 07/25/2049	696,715	0.0
79,020	(3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.826%, 11/25/2034	71,567	0.0
565,325		CHL Mortgage Pass-Through Trust 2005-HYB9 2A1, 3.939%, (US0012M + 1.750%), 02/20/2036	493,467	0.0
1,867,206	(1),(3)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,859,446	0.1
1,382,433	(1),(3)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	1,384,781	0.1
868,126	(1),(3)	CIM Trust 2019-INV3 A15, 3.500%, 08/25/2049	840,676	0.0
1,302,190	(1),(3)	CIM Trust 2019-INV3 A3, 3.500%, 08/25/2049	1,329,424	0.1
2,593,318	(1),(3)	CIM Trust 2019-J1 1A2, 3.500%, 08/25/2049	2,613,305	0.1
3,223,294	(1),(3)	CIM Trust 2019-J2 B2, 3.856%, 10/25/2049	2,620,378	0.1
2,023,975	(1),(3)	CIM Trust 2019-J2 B3, 3.856%, 10/25/2049	1,569,029	0.1
1,799,180	(1),(3)	CIM Trust 2019-J1 B3, 4.010%, 08/25/2049	1,436,395	0.1

See Accompanying Notes to Financial Statements

90

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

710,239		Citicorp Mortgage Securities Trust Series 2006-3 1A4, 6.000%, 06/25/2036	681,481	0.0
114,378	(3)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.982%, 03/25/2036	93,976	0.0
78,633	(3)	Citigroup Mortgage Loan Trust 2006-AR9 2A, 4.344%, 11/25/2036	59,547	0.0
350,202	(1),(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	335,073	0.0
235,154	(3)	Citigroup Mortgage Loan Trust, Inc. 2005-4 A, 4.592%, 08/25/2035	219,107	0.0
644,209		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	620,207	0.0
1,000,000	(1),(3)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	925,338	0.0
4,057,318	(1),(3)	COLT 2019-4 A3 Mortgage Loan Trust, 2.988%, 11/25/2049	3,981,142	0.2
6,000,000	(1)	Connecticut Avenue Securities Trust 2019-R07 1M2, 3.047%, (US0001M + 2.100%), 10/25/2039	4,933,070	0.2
3,000,000	(1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 2.947%, (US0001M + 2.000%), 01/25/2040	1,987,726	0.1
26,377		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.447%, (US0001M + 0.500%), 11/25/2035	11,784	0.0
915,432		Countrywide Asset-Backed Certificates 2005-IM1 M1, 1.667%, (US0001M + 0.720%), 11/25/2035	859,395	0.0
4,022,249	(1),(5)	CSMC 2019-AFC1 A3 Trust, 2.877% (Step Rate @ 3.877% on 0), 07/25/2049	3,886,352	0.2
800,000	(1),(3)	CSMC 2017-HL1 A12 Trust, 3.500%, 06/25/2047	763,827	0.0
480,089		CSMC Series 2007-2 3A6, 5.400%, 03/25/2037	377,687	0.0
1,670,168	(1),(3)	CSMC Trust 2013-7 A11, 3.500%, 08/25/2043	1,720,328	0.1
1,500,000	(1),(3)	Deephave Residential Mortgage Trust 2019-2A M1, 3.921%, 04/25/2059	1,415,032	0.1
1,400,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,351,664	0.1
2,126,000	(1),(3)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	2,063,739	0.1
2,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	1,902,668	0.1
2,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2019-4 M1, 3.484%, 10/25/2059	1,719,559	0.1
2,000,000	(1),(3)	Deephaven Residential Mortgage Trust 2020-1 M1, 3.010%, 01/25/2060	1,636,509	0.1
648,499		Deutsche ALT-A Securities, Inc. ALT 2007-AB1 A1, 1.247%, (US0001M + 0.300%), 04/25/2037	397,689	0.0
144,326	(1),(3)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.802%, 06/27/2037	127,883	0.0
2,289,759	(1),(3)	Ellington Financial Mortgage Trust 2019-2 A3, 3.046%, 11/25/2059	2,219,705	0.1
753,365	(6)	Fannie Mae 2007-18 BS, 5.653%, (-1.000*US0001M + 6.600%), 06/25/2035	148,370	0.0
2,193,589	(6)	Fannie Mae 2008-94 SI, 4.553%, (-1.000*US0001M + 5.500%), 04/25/2036	564,922	0.0
723,095	(6)	Fannie Mae 2009-95 HI, 6.000%, 12/25/2038	17,946	0.0
301,270		Fannie Mae 2010-15 FD, 1.687%, (US0001M + 0.740%), 03/25/2040	302,749	0.0
804,663		Fannie Mae 2011-47 GF, 1.517%, (US0001M + 0.570%), 06/25/2041	802,704	0.0
225,037		Fannie Mae 2012-10 UF, 1.497%, (US0001M + 0.550%), 02/25/2042	225,219	0.0
300,951	(6)	Fannie Mae 2012-84 KI, 6.000%, (US0001M + 6.000%), 08/25/2042	60,307	0.0
1,096,703	(6)	Fannie Mae 2012-93 IL, 3.000%, 09/25/2027	67,216	0.0
6,570,135	(6)	Fannie Mae 2013-67 AI, 3.000%, 07/25/2028	419,705	0.0
1,698,350	(6)	Fannie Mae 2015-56 DI, 3.000%, 12/25/2032	40,838	0.0
36,711,724	(6)	Fannie Mae 2018-86 US, 5.253%, (-1.000*US0001M + 6.200%), 12/25/2048	7,365,598	0.3
3,050,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 5.197%, (US0001M + 4.250%), 04/25/2029	2,968,612	0.1

See Accompanying Notes to Financial Statements

91

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

121,246		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.847%, (US0001M + 4.900%), 11/25/2024	116,788	0.0
2,024,945		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.947%, (US0001M + 4.000%), 05/25/2025	1,902,459	0.1
1,542,709		Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 5.947%, (US0001M + 5.000%), 07/25/2025	1,502,321	0.1
2,074,450		Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 6.497%, (US0001M + 5.550%), 04/25/2028	1,942,008	0.1
4,739,406		Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.247%, (US0001M + 4.300%), 02/25/2025	4,512,521	0.2
1,566,653		Fannie Mae Connecticut Avenue Securities 2016-C01 2M2, 7.897%, (US0001M + 6.950%), 08/25/2028	1,580,925	0.1
4,824,509		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 5.197%, (US0001M + 4.250%), 01/25/2029	4,587,598	0.2
6,056,023		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 5.397%, (US0001M + 4.450%), 01/25/2029	5,844,521	0.2
8,147,224		Fannie Mae Connecticut Avenue Securities 2016-C07 2M2, 5.297%, (US0001M + 4.350%), 05/25/2029	7,858,886	0.3
2,484,671		Fannie Mae Connecticut Avenue Securities 2017-C01 1M2, 4.497%, (US0001M + 3.550%), 07/25/2029	2,300,380	0.1
4,900,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 4.597%, (US0001M + 3.650%), 09/25/2029	3,576,713	0.1
8,500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.947%, (US0001M + 3.000%), 10/25/2029	7,639,342	0.3
1,400,000		Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 3.797%, (US0001M + 2.850%), 11/25/2029	1,239,033	0.1
6,210,682		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.147%, (US0001M + 2.200%), 01/25/2030	5,555,926	0.2
4,927,295		Fannie Mae Connecticut Avenue Securities 2017-C06 1M2, 3.597%, (US0001M + 2.650%), 02/25/2030	4,390,972	0.2
4,450,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.347%, (US0001M + 2.400%), 05/28/2030	4,013,520	0.2
5,762,875		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 3.447%, (US0001M + 2.500%), 05/25/2030	5,042,531	0.2
5,133,077		Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 3.747%, (US0001M + 2.800%), 02/25/2030	4,338,727	0.2
4,010,839		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 3.147%, (US0001M + 2.200%), 08/25/2030	3,358,739	0.1
3,200,000		Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 3.097%, (US0001M + 2.150%), 10/25/2030	2,697,857	0.1
7,632,777		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 3.497%, (US0001M + 2.550%), 12/25/2030	6,340,383	0.3
12,200,000		Fannie Mae Connecticut Avenue Securities 2018-C05 1M2, 3.297%, (US0001M + 2.350%), 01/25/2031	10,392,552	0.4
6,403,855		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.947%, (US0001M + 2.000%), 03/25/2031	5,703,628	0.2
4,295,076		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 3.047%, (US0001M + 2.100%), 03/25/2031	3,653,852	0.1
8,540,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 3.197%, (US0001M + 2.250%), 07/25/2030	7,483,482	0.3
6,971,255	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 3.247%, (US0001M + 2.300%), 08/25/2031	5,841,811	0.2

See Accompanying Notes to Financial Statements

92

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,000,000	(1)	Fannie Mae Connecticut Avenue Securities 2019-R04 2M2, 3.047%, (US0001M + 2.100%), 06/25/2039	2,474,575	0.1
2,454,425	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 3.347%, (US0001M + 2.400%), 04/25/2031	2,125,203	0.1
5,894,116	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 3.397%, (US0001M + 2.450%), 07/25/2031	4,947,212	0.2
1,500,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.997%, (US0001M + 2.050%), 01/25/2040	912,955	0.0
5,255,571		Fannie Mae Connecticut Avenue Securities, 6.647%, (US0001M + 5.700%), 04/25/2028	5,262,467	0.2
4,371,194		Fannie Mae Connecticut Avenue Securities, 6.847%, (US0001M + 5.900%), 10/25/2028	4,308,995	0.2
173,855	(6)	Fannie Mae REMIC Trust 2000-26 SP, 7.553%, (-1.000*US0001M + 8.500%), 08/25/2030	42,851	0.0
219,633	(6)	Fannie Mae REMIC Trust 2002-13 SR, 5.653%, (-1.000*US0001M + 6.600%), 03/25/2032	39,026	0.0
120,533	(6)	Fannie Mae REMIC Trust 2004-64 SW, 6.103%, (-1.000*US0001M + 7.050%), 08/25/2034	26,039	0.0
85,308	(6)	Fannie Mae REMIC Trust 2004-66 SE, 5.553%, (-1.000*US0001M + 6.500%), 09/25/2034	16,765	0.0
432,621	(6)	Fannie Mae REMIC Trust 2009-25 SN, 5.603%, (-1.000*US0001M + 6.550%), 04/25/2039	110,375	0.0
179,209	(6)	Fannie Mae REMIC Trust 2012-146 LI, 4.500%, 10/25/2041	7,484	0.0
19,508,490	(6)	Fannie Mae REMIC Trust 2012-66 IB, 0.050%, (-1.000*US0001M + 6.050%), 06/25/2042	33,112	0.0
921,145	(6)	Fannie Mae REMIC Trust 2013-116 SC, 5.253%, (-1.000*US0001M + 6.200%), 04/25/2033	68,903	0.0
1,972,566	(6)	Fannie Mae REMICS 2004-53 UC, 6.603%, (-1.000*US0001M + 7.550%), 07/25/2034	482,912	0.0
2,150,893	(6)	Fannie Mae REMICS 2005-59 NS, 5.803%, (-1.000*US0001M + 6.750%), 05/25/2035	282,502	0.0
6,931,902	(6)	Fannie Mae REMICS 2007-22 SD, 5.453%, (-1.000*US0001M + 6.400%), 03/25/2037	1,591,252	0.1
5,233,818	(6)	Fannie Mae REMICS 2007-30 IE, 5.793%, (-1.000*US0001M + 6.740%), 04/25/2037	1,448,803	0.1
3,606,912	(6)	Fannie Mae REMICS 2007-55 S, 5.813%, (-1.000*US0001M + 6.760%), 06/25/2037	810,124	0.0
7,733,501	(6)	Fannie Mae REMICS 2011-123 SD, 5.653%, (-1.000*US0001M + 6.600%), 08/25/2039	666,782	0.0
24,947,450	(6)	Fannie Mae REMICS 2012-111 UI, 3.000%, 10/25/2027	1,608,327	0.1
20,285,178	(6)	Fannie Mae REMICS 2012-128 KI, 3.000%, 11/25/2027	1,352,804	0.1
6,941,173	(6)	Fannie Mae REMICS 2012-150 PS, 5.203%, (-1.000*US0001M + 6.150%), 01/25/2043	1,336,209	0.1
20,653,008	(6)	Fannie Mae REMICS 2013-1 LI, 2.500%, 02/25/2028	1,199,894	0.1
7,931,512	(6)	Fannie Mae REMICS 2013-21 KI, 3.000%, 03/25/2028	500,502	0.0
8,890,495	(6)	Fannie Mae REMICS 2013-32 EI, 2.500%, 04/25/2033	648,387	0.0
6,013,955	(6)	Fannie Mae REMICS 2013-97 JS, 5.203%, (-1.000*US0001M + 6.150%), 04/25/2038	1,108,851	0.0
13,714,612	(6)	Fannie Mae REMICS 2019-15 AI, 4.000%, 04/25/2059	2,081,028	0.1
29,726,133	(6)	Fannie Mae REMICS 2019-17 SA, 5.153%, (-1.000*US0001M + 6.100%), 04/25/2049	6,058,364	0.2
28,913,769	(6)	Fannie Mae REMICS 2019-8 SB, 5.153%, (-1.000*US0001M + 6.100%), 03/25/2049	5,664,150	0.2
609,562		Fannie Mae Series 2006-11 FA, 1.247%, (US0001M + 0.300%), 03/25/2036	602,178	0.0

See Accompanying Notes to Financial Statements

93

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,700,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 4.513%, (US0001M + 3.650%), 02/25/2040	1,163,334	0.1
1,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R05 1B1, 5.047%, (US0001M + 4.100%), 07/25/2039	545,151	0.0
1,800,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 2M2, 4.513%, (US0001M + 3.650%), 02/25/2040	1,231,765	0.1
915,578	(6)	Fannie Mae Interest Strip Series 346 6, 5.000%, 10/25/2033	146,883	0.0
183,586		Fannie Mae REMICS 2006-46 SP, 20.729%, (-3.667*US0001M + 24.200%), 06/25/2036	276,552	0.0
615,582	(6)	Fannie Mae REMICS 2010-102 DI, 4.000%, 06/25/2029	13,809	0.0
577,888	(6)	Fannie Mae REMICS 2011-48 HI, 4.000%, 10/25/2038	20,638	0.0
2,045,697	(6)	Fannie Mae REMICS 2012-121 DI, 2.500%, 11/25/2027	101,219	0.0
5,174,247	(6)	Fannie Mae REMICS 2012-148 IB, 3.500%, 01/25/2028	393,575	0.0
2,723,443	(6)	Fannie Mae REMICS 2013-137 PI, 5.000%, 10/25/2041	383,792	0.0
20,308,686	(6)	Fannie Mae REMICS 2013-19 JS, 5.253%, (-1.000*US0001M + 6.200%), 10/25/2041	2,593,500	0.1
2,311,886	(6)	Fannie Mae REMICS 2013-2 NI, 4.000%, 02/25/2043	325,689	0.0
2,902,176	(6)	Fannie Mae REMICS 2013-41 BI, 3.000%, 05/25/2028	170,116	0.0
2,684,107	(6)	Fannie Mae REMICS 2013-69 PI, 3.000%, 04/25/2033	214,658	0.0
12,765,220	(6)	Fannie Mae REMICS 2016-19 SB, 5.153%, (-1.000*US0001M + 6.100%), 04/25/2046	2,508,405	0.1
3,641,274	(6)	Fannie Mae REMICS 2016-4 BI, 4.000%, 02/25/2046	589,410	0.0
2,480,974	(6)	Fannie Mae REMICS 2016-61 PI, 4.500%, 01/25/2046	405,437	0.0
86,116		First Horizon Alternative Mortgage Securities Trust 2006-FA8 1A7, 6.000%, 02/25/2037	56,307	0.0
800,000	(1),(3)	Flagstar Mortgage Trust 2017-2 A7, 3.500%, 10/25/2047	766,695	0.0
668,322	(1),(3)	Flagstar Mortgage Trust 2018-1 B3, 4.026%, 03/25/2048	614,566	0.0
4,807,685	(1),(3)	Flagstar Mortgage Trust 2018-2 B2, 4.042%, 04/25/2048	4,560,178	0.2
3,721,058	(1),(3)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	3,784,143	0.2
971,120	(1),(3)	Flagstar Mortgage Trust 2018-5 B3, 4.536%, 09/25/2048	891,435	0.0
675,000	(1),(3)	Flagstar Mortgage Trust 2018-6RR 1A7, 4.000%, 10/25/2048	690,640	0.0
3,674,581	(1),(3)	Flagstar Mortgage Trust 2018-6RR B1, 5.004%, 10/25/2048	3,254,343	0.1
1,490,592	(1),(3)	Flagstar Mortgage Trust 2019-2 B1, 4.184%, 12/25/2049	1,317,639	0.1
2,086,829	(1),(3)	Flagstar Mortgage Trust 2019-2 B2, 4.184%, 12/25/2049	1,721,032	0.1
3,860,690	(1),(3)	Flagstar Mortgage Trust 2018-4 B3, 4.322%, 07/25/2048	3,558,428	0.1
3,495,248	(1),(3)	Flagstar Mortgage Trust 2020-1NV B2A, 4.356%, 03/25/2050	3,023,043	0.1
3,000,000	(1),(3)	Flagstar Mortgage Trust 2020-1NV B3, 4.356%, 03/25/2050	2,567,231	0.1
1,645,076	(6)	Freddie Mac 2009-70 PS, 5.803%, (-1.000*US0001M + 6.750%), 01/25/2037	416,504	0.0
260,941	(6)	Freddie Mac 2524 SH, 6.795%, (-1.000*US0001M + 7.500%), 11/15/2032	27,537	0.0
442,042	(6)	Freddie Mac 2525 SM, 7.295%, (-1.000*US0001M + 8.000%), 02/15/2032	108,403	0.0
425,625	(6)	Freddie Mac 2981 CS, 6.015%, (-1.000*US0001M + 6.720%), 05/15/2035	82,847	0.0
236,955	(6)	Freddie Mac 2989 HS, 6.445%, (-1.000*US0001M + 7.150%), 08/15/2034	112,562	0.0
230,684	(6)	Freddie Mac 3018 SM, 6.495%, (-1.000*US0001M + 7.200%), 08/15/2035	55,349	0.0
2,251,728	(6)	Freddie Mac 3222 SN, 5.895%, (-1.000*US0001M + 6.600%), 09/15/2036	477,869	0.0
410,018	(3),(6)	Freddie Mac 324 144, 6.000%, 06/15/2039	80,087	0.0
828,028	(6)	Freddie Mac 3523 SA, 5.295%, (-1.000*US0001M + 6.000%), 09/15/2036	171,718	0.0

See Accompanying Notes to Financial Statements

94

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

707,221	(6)	Freddie Mac 3582 MS, 5.445%, (-1.000*US0001M + 6.150%), 10/15/2039	155,342	0.0
1,108,650	(6)	Freddie Mac 3688 BI, 5.000%, 07/15/2040	185,137	0.0
4,593,134	(6)	Freddie Mac 4186 IA, 3.000%, 03/15/2033	356,638	0.0
171,995	(6)	Freddie Mac 4333 AI, 5.500%, 02/15/2044	27,934	0.0
8,274,433	(6)	Freddie Mac 4813 IO, 5.500%, 08/15/2048	1,660,869	0.1
124,584	(6)	Freddie Mac REMIC Trust 2266 S, 7.845%, (-1.000*US0001M + 8.550%), 11/15/2030	24,774	0.0
205,291	(6)	Freddie Mac REMIC Trust 2374 S, 7.395%, (-1.000*US0001M + 8.100%), 06/15/2031	50,819	0.0
114,261	(6)	Freddie Mac REMIC Trust 2417 SY, 7.695%, (-1.000*US0001M + 8.400%), 12/15/2031	30,249	0.0
227,979	(6)	Freddie Mac REMIC Trust 2577 SA, 6.745%, (-1.000*US0001M + 7.450%), 02/15/2033	55,621	0.0
1,631		Freddie Mac REMIC Trust 2973 SB, 15.750%, (-3.667*US0001M + 18.333%), 05/15/2035	1,642	0.0
109,965	(6)	Freddie Mac REMIC Trust 2981 SU, 7.095%, (-1.000*US0001M + 7.800%), 05/15/2030	25,662	0.0
167,386		Freddie Mac REMIC Trust 3031 BP, 8.000%, (-6.723*US0001M + 44.975%), 08/15/2035	190,893	0.0
753,101	(6)	Freddie Mac REMIC Trust 3049 PI, 5.945%, (-1.000*US0001M + 6.650%), 10/15/2035	169,564	0.0
61,296		Freddie Mac REMIC Trust 3085 SK, 57.544%, (-12.000*US0001M + 66.000%), 12/15/2035	200,340	0.0
84,019	(7)	Freddie Mac REMIC Trust 3151 PO, 0.000%, 05/15/2036	78,941	0.0
115,017	(6)	Freddie Mac REMIC Trust 3590 PI, 6.000%, 07/15/2039	3,345	0.0
211,787	(6)	Freddie Mac REMIC Trust 3624 TS, 4.095%, (-1.000*US0001M + 4.800%), 01/15/2040	32,561	0.0
332,480	(6)	Freddie Mac REMIC Trust 4261 ID, 6.500%, 06/15/2032	46,303	0.0
1,155,590	(6)	Freddie Mac REMIC Trust 4287 CI, 4.500%, 07/15/2041	128,702	0.0
2,025,894	(6)	Freddie Mac REMICS 2781 SB, 6.445%, (-1.000*US0001M + 7.150%), 04/15/2034	456,394	0.0
658,409		Freddie Mac REMICS 2921 PF, 1.055%, (US0001M + 0.350%), 01/15/2035	650,654	0.0
4,924,872	(6)	Freddie Mac REMICS 3128 JI, 5.925%, (-1.000*US0001M + 6.630%), 03/15/2036	1,210,899	0.1
20,481,376	(6)	Freddie Mac REMICS 4120 TI, 2.500%, 10/15/2027	1,095,100	0.0
10,035,967	(6)	Freddie Mac REMICS 4182 IL, 3.000%, 03/15/2028	668,795	0.0
47,452,501	(6)	Freddie Mac REMICS 4273 PS, 5.395%, (-1.000*US0001M + 6.100%), 11/15/2043	9,975,669	0.4
3,954,947	(6)	Freddie Mac REMICS 4290 EI, 5.000%, 12/15/2043	566,289	0.0
1,260,530		Freddie Mac REMICS Trust 3740 FB, 1.205%, (US0001M + 0.500%), 10/15/2040	1,248,827	0.1
3,300,000	(1)	Freddie Mac STACR Trust 2018-DNA2 M2, 3.097%, (US0001M + 2.150%), 12/25/2030	2,725,735	0.1
2,200,000	(1)	Freddie Mac STACR Trust 2018-DNA3 M2, 3.047%, (US0001M + 2.100%), 09/25/2048	1,838,047	0.1
2,000,000	(1)	Freddie Mac Stacr Trust 2018-HQA2 M2, 3.247%, (US0001M + 2.300%), 10/25/2048	1,657,474	0.1
1,502,435	(6)	Freddie Mac Strips Series 224 IO, 6.000%, 03/01/2033	321,606	0.0
767,141	(6)	Freddie Mac Strips Series 237 S23, 6.395%, (-1.000*US0001M + 7.100%), 05/15/2036	177,737	0.0
1,126,716	(6)	Freddie Mac Strips Series 260 33, 4.000%, 05/15/2039	126,980	0.0
1,092,445		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.947%, (US0001M + 4.000%), 08/25/2024	1,048,626	0.0
1,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.647%, (US0001M + 4.700%), 04/25/2028	1,116,484	0.0
487,675		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA1 M3, 5.647%, (US0001M + 4.700%), 03/25/2028	466,961	0.0

See Accompanying Notes to Financial Statements

95

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

6,200,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 6.497%, (US0001M + 5.550%), 07/25/2028	6,043,896	0.2
4,665,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA2 M3, 6.097%, (US0001M + 5.150%), 11/25/2028	4,477,353	0.2
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.797%, (US0001M + 3.850%), 03/25/2029	451,913	0.0
7,910,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 4.397%, (US0001M + 3.450%), 10/25/2029	7,153,839	0.3
2,750,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.447%, (US0001M + 2.500%), 03/25/2030	2,404,852	0.1
8,800,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA1 M2, 4.497%, (US0001M + 3.550%), 08/25/2029	6,996,225	0.3
5,550,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.597%, (US0001M + 2.650%), 12/25/2029	4,873,565	0.2
3,592,626		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.297%, (US0001M + 2.350%), 04/25/2030	3,127,529	0.1
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 2.747%, (US0001M + 1.800%), 07/25/2030	832,272	0.0
3,277,189		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 3.247%, (US0001M + 2.300%), 09/25/2030	2,797,950	0.1
5,600,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA1 M2, 3.597%, (US0001M + 2.650%), 01/25/2049	5,000,765	0.2
10,100,000	(1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2019-HQA2 M2, 2.997%, (US0001M + 2.050%), 04/25/2049	8,481,248	0.3
2,346,192	(6)	Freddie Mac REMICS 3298 S, 5.405%, (-1.000*US0001M + 6.110%), 04/15/2037	501,270	0.0
95,162	(6)	Freddie Mac REMICS 3759 DI, 4.000%, 10/15/2029	1,006	0.0
268,933	(6)	Freddie Mac REMICS 3763 AI, 3.500%, 06/15/2025	6,445	0.0
2,392,428	(6)	Freddie Mac REMICS 3851 PI, 4.000%, 08/15/2038	50,476	0.0
6,204,047	(6)	Freddie Mac REMICS 4097 IC, 2.500%, 08/15/2027	305,636	0.0
1,558,271	(6)	Freddie Mac REMICS 4116 IL, 4.500%, 05/15/2042	245,563	0.0
2,978,103	(6)	Freddie Mac REMICS 4136 QI, 3.000%, 11/15/2032	218,526	0.0
2,224,229	(6)	Freddie Mac REMICS 4143 IK, 4.000%, 10/15/2041	167,111	0.0
2,225,854	(6)	Freddie Mac REMICS 4153 YI, 3.000%, 09/15/2042	110,229	0.0
3,785,716	(6)	Freddie Mac REMICS 4157 IH, 3.500%, 01/15/2043	442,536	0.0
2,562,484	(6)	Freddie Mac REMICS 4162 DI, 2.000%, 02/15/2028	108,876	0.0
2,009,868	(6)	Freddie Mac REMICS 4266 LI, 3.500%, 06/15/2028	103,987	0.0
1,046,048		Freddie Mac REMICS 4385 LS, 6.170%, (-2.333*US0001M + 9.333%), 07/15/2037	1,435,918	0.1
4,155,622	(6)	Freddie Mac REMICS 4494 LI, 5.000%, 12/15/2043	517,328	0.0
11,458,428	(6)	Freddie Mac REMICS 4618 SA, 5.295%, (-1.000*US0001M + 6.000%), 09/15/2046	2,280,237	0.1
5,506,476		Freddie Mac REMICS 4625 BI, 3.500%, 06/15/2046	457,048	0.0
4,070,428	(6)	Freddie Mac REMICS 4708 KI, 4.500%, 11/15/2046	561,471	0.0
54,616,638	(6)	Freddie Mac REMICS 4903 NS, 5.395%, (-1.000*US0001M + 6.100%), 08/25/2049	10,518,449	0.4
26,985,830	(6)	Freddie Mac REMICS 4909 SJ, 5.345%, (-1.000*US0001M + 6.050%), 09/25/2049	4,634,268	0.2
8,859,663	(6)	Freddie Mac REMICS 4910 SD, 5.345%, (-1.000*US0001M + 6.050%), 06/15/2049	1,682,004	0.1
25,939,171	(6)	Freddie Mac REMICS 4910 SH, 5.345%, (-1.000*US0001M + 6.050%), 09/25/2049	5,122,203	0.2
36,329,521	(6)	Freddie Mac REMICS 4924 SY, 5.345%, (-1.000*US0001M + 6.050%), 10/25/2049	6,219,937	0.2

See Accompanying Notes to Financial Statements

96

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,000,000	(1)	Freddie Mac STACR Remic Trust 2020-DNA2 M2, 2.797%, (US0001M + 1.850%), 02/25/2050	1,301,113	0.1
6,000,000	(1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.847%, (US0001M + 1.900%), 01/25/2050	3,833,652	0.2
3,069,110	(6)	Freddie Mac Strips 287 IO, 3.000%, 10/15/2027	192,848	0.0
2,840,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA1 M2, 4.197%, (US0001M + 3.250%), 07/25/2029	2,536,921	0.1
2,465,199	(1),(3)	Galton Funding Mortgage Trust 2019-1 B1, 4.250%, 02/25/2059	2,235,603	0.1
1,972,159	(1),(3)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	1,853,971	0.1
659,015	(1),(3)	Galton Funding Mortgage Trust 2017-2 A21, 4.000%, 06/25/2059	648,113	0.0
1,644,892	(1),(3)	Galton Funding Mortgage Trust 2018-2 B2, 4.750%, 10/25/2058	1,580,105	0.1
6,100,682	(6)	Ginnie Mae 2007-59 SC, 5.727%, (-1.000*US0001M + 6.500%), 07/20/2037	1,369,462	0.1
230,824	(6)	Ginnie Mae 2011-101 EI, 6.000%, (-19.355*US0001M + 109.161%), 10/16/2039	57,434	0.0
37,691,753	(6)	Ginnie Mae 2013-130 SB, 3.469%, (-1.000*US0001M + 5.050%), 09/16/2043	6,184,101	0.2
541,603	(6)	Ginnie Mae Series 2008-40 SA, 5.695%, (-1.000*US0001M + 6.400%), 05/16/2038	118,000	0.0
952,224	(6)	Ginnie Mae Series 2009-116 SJ, 5.775%, (-1.000*US0001M + 6.480%), 12/16/2039	231,484	0.0
932,887	(6)	Ginnie Mae Series 2010-4 SL, 5.695%, (-1.000*US0001M + 6.400%), 01/16/2040	205,901	0.0
248,626	(6)	Ginnie Mae Series 2010-98 QS, 5.827%, (-1.000*US0001M + 6.600%), 01/20/2040	23,471	0.0
2,519,968	(6)	Ginnie Mae Series 2011-101 BI, 0.650%, (-1.000*US0001M + 6.650%), 11/20/2037	57,668	0.0
7,687,663	(6)	Ginnie Mae Series 2011-25 AS, 5.287%, (-1.000*US0001M + 6.060%), 02/20/2041	1,573,149	0.1
48,391	(6)	Ginnie Mae Series 2012-149 BI, 3.500%, 10/20/2041	3,258	0.0
3,780,021	(6)	Ginnie Mae Series 2013-103 DS, 5.377%, (-1.000*US0001M + 6.150%), 07/20/2043	715,801	0.0
154,502	(6)	Ginnie Mae Series 2013-134 DS, 5.327%, (-1.000*US0001M + 6.100%), 09/20/2043	29,133	0.0
349,939	(6)	Ginnie Mae Series 2013-44 LI, 4.500%, 01/16/2043	54,815	0.0
31,511,530	(6)	Ginnie Mae Series 2015-144 SA, 5.427%, (-1.000*US0001M + 6.200%), 10/20/2045	6,933,898	0.3
5,661,837	(6)	Ginnie Mae Series 2015-69 IL, 0.200%, (-1.000*US0001M + 6.700%), 07/20/2034	41,260	0.0
311,282	(6)	Ginnie Mae Series 2015-98 IU, 4.000%, 08/20/2044	45,638	0.0
948,371	(6)	Ginnie Mae Series 2016-8 PI, 4.000%, 10/20/2044	105,754	0.0
11,683,186	(6)	Ginnie Mae Series 2018-153 SQ, 5.427%, (-1.000*US0001M + 6.200%), 11/20/2048	2,477,154	0.1
1,567,310	(6)	Ginnie Mae Series 2010-143 JI, 4.000%, 08/16/2039	128,212	0.0
2,025,211	(6)	Ginnie Mae Series 2010-143 PI, 4.000%, 11/16/2037	40,859	0.0
2,466,538	(6)	Ginnie Mae Series 2010-4 IP, 5.000%, 01/16/2039	279,100	0.0
2,750,000	(6)	Ginnie Mae Series 2011-124 KI, 4.000%, 08/20/2039	311,184	0.0
1,131,859		Ginnie Mae Series 2011-159 CI, 5.000%, 06/16/2040	28,420	0.0
4,216,521	(6)	Ginnie Mae Series 2012-148 IP, 3.500%, 04/20/2041	324,597	0.0
3,802,598	(6)	Ginnie Mae Series 2012-39 PI, 4.000%, 03/16/2042	508,499	0.0
1,931,579	(6)	Ginnie Mae Series 2013-81 IO, 4.500%, 01/16/2040	182,267	0.0
4,851,119	(6)	Ginnie Mae Series 2014-84 PI, 4.500%, 04/20/2043	500,032	0.0
4,863,304	(6)	Ginnie Mae Series 2015-132 BI, 4.000%, 11/20/2044	551,544	0.0
34,439,345	(6)	Ginnie Mae Series 2018-93 SJ, 5.427%, (-1.000*US0001M + 6.200%), 07/20/2048	5,376,367	0.2
896,870	(6)	Ginnie Mae Series 2019-111 TI, 5.000%, 09/20/2049	105,257	0.0

See Accompanying Notes to Financial Statements

97

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

194,549	(6)	Ginnie Mae Series 2019-86 GI, 6.500%, 07/20/2049	35,994	0.0
1,365,719	(6)	Ginnie Mae Series 2019-86 HI, 5.500%, 07/20/2049	185,029	0.0
22,660,142	(6)	Ginnie Mae Series 2019-89 SC, 5.327%, (-1.000*US0001M + 6.100%), 07/20/2049	4,768,394	0.2
1,667,319	(1),(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A1, 3.500%, 05/01/2050	1,696,381	0.1
2,648,094	(1),(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A4, 3.500%, 05/01/2050	2,682,374	0.1
1,700,000	(1),(3)	GS Mortage-Backed Securities Trust 2020-PJ1 A8, 3.500%, 05/01/2050	1,616,791	0.1
3,770,367	(1),(3)	GS Mortage-Backed Securities Trust 2020-PJ1 B3, 3.694%, 05/01/2050	2,716,577	0.1
804,775	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	815,328	0.0
1,803,937	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.333%, 08/25/2049	1,753,488	0.1
1,198,104	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	1,216,211	0.1
3,971,676	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B2, 4.496%, 11/25/2049	3,843,416	0.2
3,950,934	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 B3, 4.496%, 11/25/2049	3,646,586	0.1
495,890	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B1, 4.095%, 03/25/2050	490,237	0.0
495,890	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 B2, 4.095%, 03/25/2050	464,934	0.0
504,270		HarborView Mortgage Loan Trust 2006-14 2A1A, 0.900%, (US0001M + 0.150%), 01/25/2047	399,544	0.0
591,641		HarborView Mortgage Loan Trust 2007-5 A1A, 0.940%, (US0001M + 0.190%), 09/19/2037	484,526	0.0
2,734		HomeBanc Mortgage Trust 2004-1 2A, 1.807%, (US0001M + 0.860%), 08/25/2029	2,455	0.0
20,236		HomeBanc Mortgage Trust 2005-3 A2, 1.257%, (US0001M + 0.310%), 07/25/2035	19,895	0.0
1,785,675	(1),(3)	Homeward Opportunities Fund I Trust 2019-2 A3, 3.007%, 09/25/2059	1,728,557	0.1
83,952		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.157%, (US0001M + 0.210%), 04/25/2046	67,903	0.0
882,517	(1),(3)	JP Morgan Mortgage Trust 2014-5 B3, 2.959%, 10/25/2029	740,403	0.0
2,967,609	(1),(3)	JP Morgan Mortgage Trust 2019-6 B1, 4.250%, 12/25/2049	2,718,786	0.1
1,781,169	(1),(3)	JP Morgan Mortgage Trust 2019-7 B2A, 3.220%, 02/25/2050	1,536,142	0.1
992,061	(1),(3)	JP Morgan Mortgage Trust 2019-8 B3A, 3.476%, 03/25/2050	743,425	0.0
4,188,838	(1),(3)	JP Morgan Mortgage Trust 2019-INV3 B3, 4.556%, 05/25/2050	3,508,182	0.1
3,703,320	(1),(3)	JP Morgan Mortgage Trust 2020-LTV1 A15, 3.500%, 06/25/2050	3,760,360	0.2
4,900,000	(1),(3)	JP Morgan Mortgage Trust 2020-LTV1 A5, 3.500%, 06/25/2050	4,788,999	0.2
1,181,834	(1),(3)	JP Morgan Trust 2015-3 B3, 3.664%, 05/25/2045	1,111,775	0.0
1,316,365	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	1,345,401	0.1
1,114,105	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.651%, 08/25/2049	1,139,207	0.0
2,699,374	(1),(3)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.651%, 08/25/2049	2,517,043	0.1
3,210,261	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	3,289,706	0.1
2,356,330	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 B1, 4.900%, 06/25/2049	2,382,587	0.1
1,865,428	(1),(3)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.900%, 06/25/2049	1,768,881	0.1
2,130,740	(3)	JP Morgan Mortgage Trust 2005-A4 B1, 4.301%, 07/25/2035	1,838,492	0.1
90,967		JP Morgan Mortgage Trust 2005-S3 1A10, 6.000%, 01/25/2036	63,454	0.0
218,048		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	163,923	0.0
529,187		JP Morgan Mortgage Trust 2006-S3 1A30, 6.500%, 08/25/2036	328,810	0.0

See Accompanying Notes to Financial Statements

98

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

631,401	(1),(3)	JP Morgan Mortgage Trust 2016-1 B3, 3.868%, 05/25/2046	602,959	0.0
2,095,000	(1),(3)	JP Morgan Mortgage Trust 2016-1 B4, 3.868%, 05/25/2046	1,604,730	0.1
1,916,223	(1),(3)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	1,887,707	0.1
930,744	(1),(3)	JP Morgan Mortgage Trust 2017-1 B4, 3.529%, 01/25/2047	846,183	0.0
3,468,417	(1),(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	3,418,054	0.1
1,515,838	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.834%, 08/25/2047	1,435,326	0.1
1,122,843	(1),(3)	JP Morgan Mortgage Trust 2017-3 B2, 3.834%, 08/25/2047	1,048,159	0.0
500,000	(1),(3)	JP Morgan Mortgage Trust 2017-4 A7, 3.500%, 11/25/2048	474,208	0.0
1,944,686	(1),(3)	JP Morgan Mortgage Trust 2017-5 B1, 3.147%, 10/26/2048	1,692,979	0.1
572,750	(1),(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.818%, 12/25/2048	536,648	0.0
1,610,382	(1),(3)	JP Morgan Mortgage Trust 2017-6 B4, 3.818%, 12/25/2048	1,458,217	0.1
2,354,332	(1),(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.738%, 06/25/2048	2,197,579	0.1
3,832,820	(1),(3)	JP Morgan Mortgage Trust 2018-3 B1, 3.763%, 09/25/2048	3,537,964	0.1
2,395,513	(1),(3)	JP Morgan Mortgage Trust 2018-3 B3, 3.763%, 09/25/2048	2,160,588	0.1
480,537	(1),(3)	JP Morgan Mortgage Trust 2018-4 B1, 3.773%, 10/25/2048	440,898	0.0
480,537	(1),(3)	JP Morgan Mortgage Trust 2018-4 B2, 3.773%, 10/25/2048	435,781	0.0
1,932,725	(1),(3)	JP MORGAN MORTGAGE TRUST 2018-5 A13, 3.500%, 10/25/2048	1,896,089	0.1
907,975	(1),(3)	JP Morgan Mortgage Trust 2018-6 1A10, 3.500%, 12/25/2048	921,977	0.0
1,920,523	(1),(3)	JP Morgan Mortgage Trust 2018-6C B2, 3.950%, 12/25/2048	1,764,426	0.1
2,431,895	(1),(3)	JP Morgan Mortgage Trust 2018-8 A3, 4.000%, 01/25/2049	2,494,740	0.1
8,330,041	(1),(3)	JP Morgan Mortgage Trust 2018-8 B1, 4.202%, 01/25/2049	7,824,601	0.3
3,882,111	(1),(3)	JP Morgan Mortgage Trust 2018-8 B2, 4.202%, 01/25/2049	3,604,569	0.1
984,730	(1),(3)	JP Morgan Mortgage Trust 2018-9 B2, 4.462%, 02/25/2049	947,915	0.0
1,942,269	(1),(3)	JP Morgan Mortgage Trust 2018-9 B3, 4.462%, 02/25/2049	1,836,704	0.1
1,527,316	(1),(3)	JP Morgan Mortgage Trust 2018-LTV1 B1, 4.773%, 04/25/2049	1,533,835	0.1
2,468,213	(1),(3)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	2,516,494	0.1
1,780,171	(1),(3)	JP Morgan Mortgage Trust 2019-3 A3, 4.000%, 09/25/2049	1,809,702	0.1
6,027,764	(1),(3)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	6,185,856	0.2
2,958,407	(1),(3)	JP Morgan Mortgage Trust 2019-5 B1, 4.466%, 11/25/2049	2,981,520	0.1
4,930,678	(1),(3)	JP Morgan Mortgage Trust 2019-5 B2, 4.466%, 11/25/2049	4,688,149	0.2
1,447,325	(1),(3)	JP Morgan Mortgage Trust 2019-6 A3, 3.500%, 12/25/2049	1,475,681	0.1
6,429,818	(1),(3)	JP Morgan Mortgage Trust 2019-6 B2, 4.250%, 12/25/2049	6,155,875	0.2
989,538	(1),(3)	JP Morgan Mortgage Trust 2019-7 B3A, 3.470%, 12/31/2049	853,012	0.0
4,068,146	(1),(3)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	4,091,801	0.2
3,946,704	(1),(3)	JP Morgan Mortgage Trust 2019-INV1 B2, 5.130%, 10/25/2049	3,725,490	0.2
1,634,963	(1),(3)	JP Morgan Mortgage Trust 2019-INV2 A15, 3.500%, 02/25/2050	1,619,177	0.1
5,035,848	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	5,195,835	0.2
1,950,063	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 B2, 4.824%, 12/25/2049	1,839,226	0.1
1,976,749	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.824%, 12/25/2049	1,714,964	0.1
2,773,744	(1),(3)	JP Morgan Mortgage Trust 2019-LTV3 B2, 4.571%, 12/31/2049	2,639,122	0.1
6,456,342	(1),(3)	JP Morgan Mortgage Trust 2019-LTV3 B3, 4.571%, 12/31/2049	5,987,955	0.2
2,076,342	(1),(3)	JP Morgan Trust 2015-3 B4, 3.664%, 05/25/2045	1,860,613	0.1
5,503,234,817	(1),(6)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	5,652,923	0.2
74,310		Lehman XS Trust Series 2005-5N 1A2, 1.307%, (US0001M + 0.360%), 11/25/2035	54,261	0.0

See Accompanying Notes to Financial Statements

99

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

706,648	(1),(3)	Mello Mortgage Capital Acceptance 2018-MTG2 A1, 4.481%, 10/25/2048	729,500	0.0
1,091,757	(1),(3)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.481%, 10/25/2048	1,108,040	0.0
655,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 2.747%, (US0001M + 1.800%), 09/25/2035	566,265	0.0
1,264,598		Morgan Stanley Mortgage Loan Trust 2006-9AR A2, 1.097%, (US0001M + 0.150%), 08/25/2036	508,890	0.0
423,787	(1),(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	414,888	0.0
1,400,000	(1),(3)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	1,317,733	0.1
922,196	(1),(3)	New Residential Mortgage Loan Trust 2019-NQM3 A3, 3.086%, 07/25/2049	906,506	0.0
1,863,933	(1),(3)	OBX 2019-EXP1 1A3 Trust, 4.000%, 01/25/2059	1,862,644	0.1
768,359	(1),(3)	OBX 2019-EXP2 1A3 Trust, 4.000%, 07/25/2059	774,763	0.0
1,255,832	(1),(3)	OBX 2019-EXP3 1A9 Trust, 3.500%, 10/25/2059	1,243,081	0.1
2,771,518	(1),(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	2,841,217	0.1
1,460,400	(1),(3)	OBX 2020-INV1 A21 Trust, 3.500%, 05/25/2049	1,488,012	0.1
34,164		Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	29,457	0.0
1,000,000	(1),(3)	PSMC 2019-3 A12 Trust, 3.500%, 11/25/2049	944,655	0.0
3,817,424	(1),(3)	RCKT Mortgage Trust 2019-1 B1A, 3.929%, 09/25/2049	3,217,797	0.1
2,478,551	(1),(3)	RCKT Mortgage Trust 2019-1 B2A, 3.929%, 09/25/2049	2,034,061	0.1
3,500,000	(1),(3)	RCKT Mortgage Trust 2020-1 A13, 3.000%, 02/25/2050	3,463,345	0.1
1,648,000	(1),(3)	RCKT Mortgage Trust 2020-1 B2A, 3.538%, 02/25/2050	1,292,038	0.1
2,487,587	(3)	Sequoia Mortgage Trust 2013-3 B3, 3.513%, 03/25/2043	2,378,073	0.1
470,475	(1)	Sequoia Mortgage Trust 2013-9 B1, 3.500%, 07/25/2043	452,884	0.0
2,716,710	(1)	Sequoia Mortgage Trust 2013-9 B2, 3.500%, 07/25/2043	2,604,507	0.1
1,550,157	(1),(3)	Sequoia Mortgage Trust 2015-1 B1, 3.875%, 01/25/2045	1,510,540	0.1
1,202,404	(1),(3)	Sequoia Mortgage Trust 2018-6 B1, 4.199%, 07/25/2048	1,148,192	0.1
767,948	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B1B, 4.477%, 02/25/2048	741,600	0.0
575,961	(1),(3)	Sequoia Mortgage Trust 2018-CH1 B2B, 4.477%, 02/25/2048	548,153	0.0
3,400,000	(1),(3)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	3,341,271	0.1
1,438,458	(1),(3)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	1,423,459	0.1
1,772,197	(1),(3)	Sequoia Mortgage Trust 2019-2 B2, 4.246%, 06/25/2049	1,621,940	0.1
1,673,307	(1),(3)	Sequoia Mortgage Trust 2019-2 B3, 4.246%, 06/25/2049	1,470,253	0.1
4,711,690	(1),(3)	Sequoia Mortgage Trust 2019-3 A2, 3.500%, 09/25/2049	4,765,219	0.2
5,648,795	(1),(3)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	5,714,829	0.2
1,916,945	(1),(3)	Sequoia Mortgage Trust 2019-5 A19, 3.500%, 12/25/2049	1,953,863	0.1
2,160,100	(1),(3)	Sequoia Mortgage Trust 2019-5 B2, 3.776%, 12/25/2049	1,766,415	0.1
2,161,093	(1),(3)	Sequoia Mortgage Trust 2019-5 B3, 3.776%, 12/25/2049	1,687,069	0.1
2,654,037	(1),(3)	Sequoia Mortgage Trust 2019-CH1 B1B, 5.052%, 03/25/2049	2,522,900	0.1
981,886	(1),(3)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.052%, 03/25/2049	997,097	0.0
3,166,336	(1),(3)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	3,171,287	0.1
600,000	(1),(3)	Sequoia Mortgage Trust 2019-CH3 A13, 4.000%, 09/25/2049	599,688	0.0
1,982,564	(1),(3)	Sequoia Mortgage Trust 2019-CH3 B1B, 4.534%, 09/25/2049	1,937,732	0.1
1,598,273	(1),(3)	Sequoia Mortgage Trust 2017-1 B2, 3.622%, 02/25/2047	1,507,489	0.1
959,705	(1),(3)	Sequoia Mortgage Trust 2020-1 A1, 3.500%, 02/25/2050	984,412	0.0
4,318,671	(1),(3)	Sequoia Mortgage Trust 2020-1 A19, 3.500%, 02/25/2050	4,411,480	0.2
1,988,096	(1),(3)	Sequoia Mortgage Trust 2020-2 A19, 3.500%, 03/25/2050	2,003,443	0.1

See Accompanying Notes to Financial Statements

100

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,497,524	(1),(3)	Sequoia Mortgage Trust 2020-2 B3, 3.675%, 03/25/2050	1,138,003	0.0
2,391,864	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B2, 3.714%, 10/25/2047	2,329,897	0.1
3,170,852	(1),(3)	Shellpoint Co-Originator Trust 2017-2 B3, 3.714%, 10/25/2047	2,921,975	0.1
3,042,837	(1),(3)	Starwood Mortgage Residential Trust 2019-1 A3, 3.299%, 06/25/2049	3,041,122	0.1
66,853	(3)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 3.960%, 03/25/2035	63,107	0.0
600,000	(1)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	550,016	0.0
4,000,000	(1),(3)	Verus Securitization Trust 2018-1 B1, 3.801%, 01/25/2058	3,639,718	0.1
2,100,000	(1),(3)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	1,901,439	0.1
3,000,000	(1),(3)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	2,909,971	0.1
2,489,136	(1),(3)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	2,418,222	0.1
3,127,983	(1),(5)	Verus Securitization Trust 2019-3 A2, 2.938% (Step Rate @ 3.938% on 0), 07/25/2059	3,008,531	0.1
3,410,331	(1),(3)	Verus Securitization Trust 2019-INV2 A2, 3.117%, 07/25/2059	3,373,595	0.1
127,745	(3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.206%, 10/25/2036	103,930	0.0
261,318	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.464%, 06/25/2034	233,123	0.0
1,652,232	(3)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.534%, 07/25/2034	1,547,833	0.1
132,866,546	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 X Trust, 1.416%, 01/25/2045	4,177,032	0.2
285,396	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.121%, 09/25/2035	272,517	0.0
43,113,306	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR2 X Trust, 1.394%, 01/25/2045	2,529,807	0.1
19,502	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.694%, 10/25/2036	17,200	0.0
130,360	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.270%, 11/25/2036	109,741	0.0
500,986	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A4, 3.270%, 11/25/2036	421,746	0.0
74,838	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 3.523%, 12/25/2036	62,220	0.0
67,677	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.890%, 08/25/2046	60,504	0.0
121,588	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.740%, 12/25/2036	105,246	0.0
582,939	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY3 1A1, 3.237%, 03/25/2037	471,507	0.0
12,470	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.428%, 04/25/2037	9,989	0.0
69,346	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.612%, 07/25/2037	54,610	0.0
730,293		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A3, 1.847%, (US0001M + 0.900%), 11/25/2035	556,168	0.0
774,485		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	687,466	0.0
946,742		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 CB3, 5.500%, 07/25/2035	864,394	0.0
180,288		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	166,719	0.0
868,868		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 2CB2, 1.547%, (US0001M + 0.600%), 07/25/2036	437,047	0.0

See Accompanying Notes to Financial Statements

101

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,220,678		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 3A Trust, 2.906%, (12MTA + 0.940%), 07/25/2046	1,380,368	0.1
958,352		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.926%, (12MTA + 0.960%), 08/25/2046	610,508	0.0
754,620		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	650,928	0.0
49,640		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.377%, (US0001M + 0.430%), 06/25/2037	37,393	0.0
1,168,677	(3)	Wells Fargo Mortgage Backed Securities 2006-AR12 1A1, 4.715%, 09/25/2036	1,052,965	0.0
201,494	(3)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.353%, 12/28/2037	184,874	0.0
3,256,169	(1),(3)	Wells Fargo Mortgage Backed Securities 2018-1 B1, 3.691%, 07/25/2047	3,039,202	0.1
1,444,404	(1),(3)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.691%, 07/25/2047	1,299,787	0.1
1,588,459	(1),(3)	Wells Fargo Mortgage Backed Securities 2019-4 B3 Trust, 3.596%, 09/25/2049	1,266,209	0.1
1,996,520	(1),(3)	Wells Fargo Mortgage Backed Securities 2020-1 B3 Trust, 3.474%, 12/25/2049	1,734,388	0.1
720,320	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	674,322	0.0

	Total Collateralized Mortgage Obligations
	(Cost $806,207,910)		753,643,797	29.2

COMMERCIAL MORTGAGE-BACKED SECURITIES: 20.6%
5,000,000	(1)	Atrium Hotel Portfolio Trust 2018-ATRM C, 2.355%, (US0001M + 1.650%), 06/15/2035	3,650,435	0.1
5,000,000	(1)	Austin Fairmont Hotel Trust 2019-FAIR E, 2.955%, (US0001M + 2.250%), 09/15/2032	4,040,421	0.2
3,670,000	(1),(3)	BAMLL Re-REMIC Trust 2016-FRR16 B, 0.998%, 05/27/2021	3,431,354	0.1
6,700,000	(1)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	3,628,092	0.1
5,320,000	(1),(3),(6)	BANK 2017-BNK4 XE, 1.468%, 05/15/2050	464,616	0.0
1,500,000	(1),(3)	BANK 2017-BNK5 D, 3.078%, 06/15/2060	1,037,916	0.0
1,600,000	(1),(3)	BANK 2017-BNK6 E, 2.649%, 07/15/2060	869,806	0.0
16,600,000	(1),(3),(6)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	1,369,307	0.1
4,500,000	(1)	BANK 2018-BNK14 D, 3.000%, 09/15/2060	2,913,016	0.1
51,159,818	(3),(6)	BANK 2019-BN17 XA, 1.036%, 04/15/2052	3,733,475	0.1
10,280,248	(3),(6)	BANK 2019-BNK16 XA, 0.966%, 02/15/2052	657,647	0.0
29,395,695	(3),(6)	Bank 2019-BNK19 XA, 0.964%, 08/15/2061	2,039,726	0.1
4,380,000	(1)	BANK 2017-BNK6 D, 3.100%, 07/15/2060	3,023,419	0.1
58,714,626	(3),(6)	BANK 2019-BNK22 XA, 0.604%, 11/15/2062	2,687,198	0.1
4,590,000	(1)	BANK 2020-BNK25 D, 2.500%, 01/15/2063	3,086,099	0.1
3,799,000	(1),(3)	BAMLL Commercial Mortgage Securities Trust 2016-FR14 C, 1.321%, 02/27/2048	3,578,047	0.1
1,000,000	(1),(3)	BAMLL RE-Remic Trust 2014-FRR8 A, 2.150%, 11/26/2047	803,296	0.0
104,415,810	(3),(6)	Benchmark 2018-B7 XA Mortgage Trust, 0.445%, 05/15/2053	3,002,967	0.1
53,257,680	(3),(6)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.231%, 03/15/2062	4,330,238	0.2
42,285,000	(1),(3),(6)	BENCHMARK 2019-B10 XB Mortgage Trust, 0.900%, 03/15/2062	2,969,523	0.1
43,898,797	(3),(6)	Benchmark 2019-B12 XA Mortgage Trust, 1.068%, 08/15/2052	2,976,690	0.1
3,090,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	1,969,154	0.1
7,330,000	(1),(3),(6)	Benchmark 2019-B9 XD Mortgage Trust, 2.002%, 03/15/2052	1,020,768	0.0
77,310,347	(3),(6)	BMARK 2018-B4 XA, 0.538%, 07/15/2051	2,424,708	0.1
3,020,000	(1)	Benchmark 2019-B14 D Mortgage Trust, 2.500%, 12/15/2061	1,758,381	0.1
2,420,000	(1)	BHP Trust 2019-BXHP D, 2.476%, (US0001M + 1.771%), 08/15/2036	2,029,882	0.1
6,190,000	(1)	BHP Trust 2019-BXHP E, 3.272%, (US0001M + 2.568%), 08/15/2036	5,025,035	0.2
1,933,155		BMD2 2019-FRR1, 2.870%, 05/25/2052	1,801,711	0.1
3,565,159		BMD2 RE-REMIC TR 2019 3.6, 3.665%, 09/25/2022	3,498,096	0.1

See Accompanying Notes to Financial Statements

102

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

8,235,553	(1)	BX Commercial Mortgage Trust 2019-XL G, 3.005%, (US0001M + 2.300%), 10/15/2036	7,122,147	0.3
8,235,553	(1)	BX Commercial Mortgage Trust 2019-XL J, 3.355%, (US0001M + 2.650%), 10/15/2036	7,132,006	0.3
7,680,000	(1)	BX Commercial Mortgage Trust 2020-BXLP G, 3.205%, (US0001M + 2.500%), 12/15/2029	6,548,776	0.3
1,650,000	(1)	BX Trust 2019-MMP E, 2.605%, (US0001M + 1.900%), 08/15/2036	1,597,580	0.1
3,710,000	(1),(3)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	2,854,452	0.1
4,990,000	(1),(3)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	5,047,568	0.2
92,346,523	(3),(6)	Cantor Commercial Real Estate Lending 2019-CF1 XA, 1.144%, 05/15/2052	6,708,024	0.3
40,648,290	(3),(6)	Cantor Commercial Real Estate Lending 2019-CF2 XA, 1.376%, 11/15/2052	3,244,262	0.1
8,122,160	(3),(6)	CD 2016-CD1 Mortgage Trust XA, 1.404%, 08/10/2049	517,515	0.0
14,660,000	(1),(3),(6)	CD 2016-CD1 Mortgage Trust XB, 0.678%, 08/10/2049	570,506	0.0
2,140,256	(1),(3)	CFCRE Commercial Mortgage Trust 2011-C1 E, 6.089%, 04/15/2044	2,023,798	0.1
5,060,000	(1)	CGDB Commercial Mortgage Trust 2019-MOB E, 2.705%, (US0001M + 2.000%), 11/15/2036	3,850,762	0.2
4,640,000	(1)	CGDB Commercial Mortgage Trust 2019-MOB F, 3.255%, (US0001M + 2.550%), 11/15/2036	3,540,202	0.1
1,000,000	(1),(3)	Citigroup Commercial Mortgage Trust 2013-GC17 D, 5.110%, 11/10/2046	897,504	0.0
4,826,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.592%, 03/10/2047	3,895,151	0.2
6,030,000	(1),(3)	Citigroup Commercial Mortgage Trust 2014-GC19 F, 3.665%, 03/10/2047	4,494,991	0.2
2,130,000	(1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	1,382,010	0.1
3,080,000	(1)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	2,194,643	0.1
27,584,598	(3),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.106%, 10/12/2050	1,507,413	0.1
34,050,379	(3),(6)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.881%, 12/15/2072	2,105,985	0.1
12,040,000	(1),(3)	Citigroup Commercial Mortgage Trust 2016-P4 E, 4.723%, 07/10/2049	8,403,798	0.3
5,790,000	(1),(3)	Citigroup Commercial Mortgage Trust 2016-P4 F, 4.723%, 07/10/2049	3,669,542	0.1
40,945,117	(3),(6)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.190%, 08/10/2056	2,819,059	0.1
3,460,000	(1),(3)	COMM 2013-CR10 F Mortgage Trust, 4.789%, 08/10/2046	2,804,683	0.1
8,380,000	(1),(3)	COMM 2013-GAM F, 3.418%, 02/10/2028	7,999,965	0.3
3,000,000	(3)	COMM 2012-CCRE2 C Mortgage Trust, 4.831%, 08/15/2045	2,883,625	0.1
10,974,289	(3),(6)	COMM 2012-CR3 XA, 1.857%, 10/15/2045	381,628	0.0
863,403	(3),(6)	COMM 2012-CR4 XA, 1.697%, 10/15/2045	27,906	0.0
6,936,612	(1),(3),(6)	COMM 2012-LTRT XA, 0.920%, 10/05/2030	117,135	0.0
1,670,000	(1),(3)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	1,417,574	0.1
2,200,000	(1),(3)	COMM 2013-LC6 D Mortgage Trust, 4.342%, 01/10/2046	1,988,703	0.1
11,060,000	(1),(3)	COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/2047	9,775,172	0.4
11,063,359	(3),(6)	COMM 2016-COR1 XA, 1.432%, 10/10/2049	690,567	0.0
2,806,410	(3),(6)	COMM 2016-CR28 XA, 0.693%, 02/10/2049	79,011	0.0
1,000,000	(3)	COMM 2017-COR2 C, 4.561%, 09/10/2050	835,982	0.0
21,430,778	(3),(6)	COMM 2017-COR2 XA, 1.171%, 09/10/2050	1,423,132	0.1
5,000,000	(1),(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 11/13/2039	3,111,759	0.1
3,840,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 F, 3.355%, (US0001M + 2.650%), 05/15/2036	2,976,893	0.1
1,430,000	(3)	Csail 2015-C2 C Commercial Mortgage Trust, 4.192%, 06/15/2057	1,244,442	0.1

See Accompanying Notes to Financial Statements

103

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,023,829	(1)	CSWF 2018-TOP F, 3.455%, (US0001M + 2.750%), 08/15/2035	2,397,745	0.1
2,314,968	(1),(3)	DBUBS 2011-LC1A F Mortgage Trust, 5.689%, 11/10/2046	2,198,757	0.1
5,000,000	(1),(3)	DBUBS 2011-LC2A D, 5.530%, 07/10/2044	4,872,586	0.2
2,300,000	(1),(3)	DBUBS 2017-BRBK E Mortgage Trust, 3.530%, 10/10/2034	1,832,013	0.1
6,080,000	(1),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.530%, 07/10/2044	5,854,755	0.2
4,500,000	(1)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	4,295,657	0.2
5,000,000	(1)	DBWF 2018-GLKS D Mortgage Trust, 3.150%, (US0001M + 2.400%), 11/19/2035	3,881,456	0.2
4,800,000	(1),(3)	DBJPM 16-C3 F Mortgage Trust, 4.241%, 08/10/2049	2,728,381	0.1
4,160,000	(1)	Exantas Capital Corp. 2019-RSO7 D Ltd., 3.500%, (US0001M + 2.700%), 04/15/2036	2,828,755	0.1
3,680,000	(1)	Fontainebleau Miami Beach Trust 2019-FBLU F, 4.095%, 12/10/2036	2,451,224	0.1
8,937,711	(3),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K715 X3, 2.014%, 02/25/2041	146,220	0.0
628,416	(1),(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	794	0.0
203,197,429	(1),(6)	FREMF Mortgage Trust 2014-K714 X2B, 0.100%, 01/25/2047	57,261	0.0
159,355	(1)	GPT 2018-GPP E Mortgage Trust, 3.175%, (US0001M + 2.470%), 06/15/2035	159,910	0.0
2,000,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR F, 2.805%, (US0001M + 2.100%), 07/15/2035	1,952,019	0.1
3,500,000	(1)	GS Mortgage Securities Corp. II 2018-RIVR G, 3.305%, (US0001M + 2.600%), 07/15/2035	2,597,980	0.1
4,230,000	(1)	GS Mortgage Securities Corp. Trust 2019-70P E, 2.905%, (US0001M + 2.200%), 10/15/2036	3,340,525	0.1
1,690,000	(1)	GS Mortgage Securities Corp. Trust 2019-70P F, 3.355%, (US0001M + 2.650%), 10/15/2036	1,323,681	0.1
1,010,000	(1),(3)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	966,753	0.0
3,080,000	(3)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.708%, 05/10/2045	3,021,994	0.1
15,518,000	(1),(3)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	9,974,750	0.4
1,330,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	1,015,824	0.0
6,670,000	(1),(3)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	4,808,187	0.2
15,420,815	(3),(6)	GS Mortgage Securities Trust 2019-GC38 XA, 0.963%, 02/10/2052	984,437	0.0
4,830,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	4,527,965	0.2
3,710,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	3,402,437	0.1
41,143,567	(3),(6)	GS Mortgage Securities Trust 2019-GC40 XA, 1.093%, 07/10/2052	2,910,636	0.1
4,460,000	(1),(3)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	2,520,006	0.1
84,876,230	(3),(6)	GS Mortgage Securities Trust 2019-GSA1 XA, 0.834%, 11/10/2052	5,058,004	0.2
6,200,000	(1)	Hawaii Hotel Trust 2019-MAUI F, 3.455%, (US0001M + 3.000%), 05/15/2038	4,435,791	0.2
2,670,000	(1),(3)	Hudson Yards 2019-55HY F Mortgage Trust, 2.943%, 12/10/2041	2,282,565	0.1
180,000	(1),(3)	IMT Trust 2017-APTS EFX, 3.497%, 06/15/2034	155,025	0.0
4,860,000	(1),(3)	Jackson Park Trust 2019-LIC F, 3.242%, 10/14/2039	2,819,121	0.1
1,800,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2019-BKWD E, 3.305%, (US0001M + 2.600%), 09/15/2029	1,753,891	0.1
2,845,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 D, 5.419%, 08/15/2046	2,754,239	0.1

See Accompanying Notes to Financial Statements

104

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,640,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP F, 3.862%, 12/05/2038	2,601,102	0.1
3,760,000	(1),(3)	JPMCC Re-REMIC Trust 2015-FRR2 AK36, 2.195%, 12/27/2046	3,683,317	0.1
5,910,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT FFX, 5.542%, 07/05/2033	4,553,691	0.2
5,440,000	(1)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP E, 2.865%, (US0001M + 2.160%), 07/15/2036	4,662,002	0.2
6,150,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 F, 3.873%, 07/15/2046	5,823,673	0.2
5,000,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	4,720,708	0.2
5,240,179	(3),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.476%, 06/15/2045	98,511	0.0
2,000,000	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.113%, 12/15/2047	1,788,373	0.1
5,500,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 E, 3.500%, 12/15/2047	4,426,463	0.2
3,630,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 E, 3.986%, 01/15/2046	3,049,382	0.1
7,470,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	5,331,720	0.2
23,978,037	(3),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 0.945%, 07/15/2047	537,134	0.0
3,810,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	3,004,479	0.1
1,000,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.198%, 11/15/2045	901,725	0.0
2,549,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 D, 4.892%, 01/15/2047	2,257,279	0.1
9,560,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 E, 3.867%, 01/15/2047	7,524,984	0.3
2,200,000	(1),(3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	1,597,641	0.1
1,405,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C21 C, 4.657%, 08/15/2047	1,276,920	0.1
2,440,000	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	1,716,994	0.1
50,278,540	(3),(6)	JPMBB Commercial Mortgage Securities Trust 2015-C27 XA, 1.169%, 02/15/2048	2,311,883	0.1
56,139,836	(3),(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.057%, 10/15/2048	1,893,630	0.1
21,428,263	(3),(6)	JPMDB Commercial Mortgage Securities Trust 2017-C7 XA, 0.902%, 10/15/2050	1,020,170	0.0
915,005	(3)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	905,562	0.0
12,759,871	(1),(3),(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.000%, 03/10/2050	459,799	0.0
6,737,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 F, 3.707%, 11/15/2046	5,225,070	0.2
11,679,276	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13 XA, 0.980%, 11/15/2046	327,089	0.0
13,998,453	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.003%, 12/15/2047	493,706	0.0
5,649,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18 D, 3.389%, 10/15/2047	4,552,121	0.2
1,000,000	(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.462%, 02/15/2048	889,365	0.0
8,220,000		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25 D, 3.068%, 10/15/2048	6,213,293	0.2
4,300,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26 D, 3.060%, 10/15/2048	3,234,733	0.1

See Accompanying Notes to Financial Statements

105

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

15,697,129	(3),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34 XA, 0.813%, 11/15/2052	698,050	0.0
270,000	(1),(3)	Morgan Stanley Capital I Trust 2011-C1 D, 5.375%, 09/15/2047	234,784	0.0
5,970,000	(1)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	5,782,232	0.2
4,268,000	(1)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	4,047,467	0.2
4,220,000	(1)	Morgan Stanley Capital I Trust 2011-C1 M, 4.193%, 09/15/2047	3,971,202	0.2
4,841,000	(1),(3)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	3,430,201	0.1
25,660,000	(1),(3),(6)	Morgan Stanley Capital I Trust 2018-L1 XD, 1.796%, 10/15/2051	3,062,970	0.1
910,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	597,419	0.0
38,427,307	(3),(6)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.793%, 12/15/2050	1,776,314	0.1
2,370,000	(1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	2,157,014	0.1
4,450,000	(1)	MRCD 2019-PARK F Mortgage Trust, 2.718%, 12/15/2036	3,885,272	0.2
790,000	(1)	Prima Capital CRE Securitization 2019-RK1 CD Ltd., 3.500%, 04/15/2038	718,650	0.0
10,151,000	(1)	Prima Capital CRE Securitization 2019-RK1 DD Ltd., 3.500%, 04/15/2038	9,116,692	0.4
15,000,000	(1)	Prima Capital CRE Securitization 2019-7A D Ltd., 4.250%, 12/25/2050	15,628,551	0.6
4,470,000	(1),(3)	Ready Capital Mortgage Trust 2019-5 D, 5.504%, 02/25/2052	3,012,043	0.1
5,310,000	(1),(3)	ReadyCap Commercial Mortgage Trust 2018-4 D, 5.338%, 02/27/2051	3,680,567	0.1
2,673,000	(1)	Shelter Growth CRE 2018-FL1 D Issuer Ltd., 3.705%, (US0001M + 3.000%), 01/15/2035	2,410,783	0.1
1,000,000	(1),(3)	UBS Commercial Mortgage Trust 2017-C5, 4.316%, 11/15/2050	750,354	0.0
26,351,798	(3),(6)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.561%, 04/15/2052	2,534,832	0.1
1,900,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.476%, 12/10/2045	1,733,862	0.1
3,240,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.476%, 12/10/2045	2,694,722	0.1
1,616,500	(1)	Wells Fargo Commercial Mortgage Trust 2010-C1 E, 4.000%, 11/15/2043	1,564,092	0.1
3,448,000	(1)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	3,312,667	0.1
8,190,000	(1),(3)	Wells Fargo Commercial Mortgage Trust 2015-C30 D, 4.497%, 09/15/2058	6,748,599	0.3
8,329,649	(1)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	5,199,059	0.2
78,780,000	(3),(6)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.527%, 11/15/2049	2,397,677	0.1
20,748,388	(3),(6)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.969%, 10/15/2050	1,041,635	0.0
2,321,869	(1)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 2.861%, (US0001M + 2.157%), 12/15/2036	1,882,921	0.1
8,430,000	(1)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	5,351,308	0.2
374,852	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.807%, 08/15/2045	11,749	0.0
2,894,184	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2012-C9 XA, 1.892%, 11/15/2045	112,010	0.0
9,230,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 E, 4.258%, 03/15/2045	7,555,811	0.3
10,350,000	(1)	WFRBS Commercial Mortgage Trust 2013-C12 E, 3.500%, 03/15/2048	8,178,523	0.3
5,950,000	(1)	WFRBS Commercial Mortgage Trust 2013-C12 F, 3.500%, 03/15/2048	4,519,165	0.2
4,691,143	(1),(3),(6)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.215%, 03/15/2048	130,161	0.0
9,000,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.041%, 12/15/2046	8,050,047	0.3
760,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	578,815	0.0

See Accompanying Notes to Financial Statements

106

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,000,000	(1)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	2,182,412	0.1
10,940,000	(1)	Wells Fargo Commercial Mortgage Trust 2015-NXS3 D, 3.153%, 09/15/2057	8,308,519	0.3
39,904,284	(3),(6)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.623%, 08/15/2052	4,035,345	0.2
7,735,000	(1),(3)	West Town Mall Trust 2017-KNOX E, 4.346%, 07/05/2030	6,985,539	0.3
1,500,000	(1),(3)	WFLD 2014-MONT D Mortgage Trust, 3.755%, 08/10/2031	1,286,665	0.1
960,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.258%, 03/15/2045	678,516	0.0
41,965,049	(3),(6)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.848%, 03/15/2046	825,134	0.0

	Total Commercial Mortgage-Backed Securities
	(Cost $609,205,464)		529,961,107	20.6

U.S. TREASURY OBLIGATIONS: 0.6%
		Treasury Inflation Indexed Protected Securities: 0.6%
13,897,909		0.125%,01/15/2030	14,339,655	0.6

		U.S. Treasury Notes: 0.0%
298,000		1.500%,02/15/2030	321,299	0.0

	Total U.S. Treasury Obligations
	(Cost $15,031,977)		14,660,954	0.6

SOVEREIGN BONDS: 3.2%
1,075,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	301,011	0.0
1,500,000		Brazilian Government International Bond, 6.000%, 04/07/2026	1,709,250	0.1
1,650,000		Colombia Government International Bond, 3.000%, 01/30/2030	1,511,400	0.1
2,700,000		Colombia Government International Bond, 3.875%, 04/25/2027	2,690,665	0.1
EUR 1,875,000		Croatia Government International Bond, 1.125%, 06/19/2029	1,897,933	0.1
800,000		Croatia Government International Bond, 5.500%, 04/04/2023	840,832	0.0
2,825,000	(1)	Dominican Republic International Bond, 4.500%, 01/30/2030	2,470,462	0.1
500,000		Dominican Republic International Bond, 6.000%, 07/19/2028	478,196	0.0
1,725,000		Dominican Republic International Bond, 6.875%, 01/29/2026	1,731,111	0.1
300,000	(2)	Ecuador Government International Bond, 7.875%, 01/23/2028	84,966	0.0
1,700,000	(2)	Egypt Government International Bond, 5.875%, 06/11/2025	1,534,619	0.1
1,900,000		Egypt Government International Bond, 6.588%, 02/21/2028	1,626,875	0.1
4,200,000		Egypt Government International Bond, 7.500%, 01/31/2027	3,835,969	0.2
1,400,000	(1)	Export-Import Bank of India, 3.250%, 01/15/2030	1,250,362	0.1
440,000	(1)	Gabon Government International Bond, 6.625%, 02/06/2031	272,288	0.0
4,525,000	(1)	Ghana Government International Bond, 6.375%, 02/11/2027	3,337,187	0.1
2,100,000	(2)	Indonesia Government International Bond, 2.850%, 02/14/2030	2,047,032	0.1
IDR 32,649,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	2,008,223	0.1
1,303,875		Ivory Coast Government International Bond, 5.750%, 12/31/2032	1,181,784	0.0
650,000		Jordan Government International Bond, 6.125%, 01/29/2026	595,251	0.0
1,350,000	(1)	Kenya Government International Bond, 7.000%, 05/22/2027	1,252,125	0.1
500,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	508,319	0.0
1,200,000		Mexico Government International Bond, 3.250%, 04/16/2030	1,127,700	0.0
1,600,000		Mexico Government International Bond, 4.500%, 04/22/2029	1,647,216	0.1
600,000		Oman Government International Bond, 6.000%, 08/01/2029	433,101	0.0
600,000		Panama Government International Bond, 3.160%, 01/23/2030	602,706	0.0
500,000		Panama Government International Bond, 9.375%, 04/01/2029	713,026	0.0
PEN 9,681,000	(1)	Peru Government Bond, 6.150%, 08/12/2032	3,035,954	0.1
PEN 9,681,000		Peru Government Bond, 6.850%, 02/12/2042	3,184,823	0.1
750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	754,343	0.0

See Accompanying Notes to Financial Statements

107

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,800,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	1,844,285	0.1
450,000		Nigeria Government International Bond, 6.500%, 11/28/2027	314,924	0.0
700,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	577,154	0.0
5,750,000		Republic of South Africa Government International Bond, 4.850%, 09/30/2029	4,743,819	0.2
RUB 557,160,000		Russian Federal Bond - OFZ, 7.250%, 05/10/2034	7,417,343	0.3
800,000		Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	857,950	0.0
500,000		Saudi Government International Bond, 3.625%, 03/04/2028	510,000	0.0
2,000,000		Saudi Government International Bond, 4.500%, 04/17/2030	2,150,000	0.1
1,300,000		South Africa Government International Bond, 5.875%, 09/16/2025	1,253,961	0.1
950,000		Sri Lanka Government International Bond, 6.350%, 06/28/2024	598,500	0.0
11,475,000		Turkey Government International Bond, 4.875%, 10/09/2026	9,732,521	0.4
1,100,000		Turkey Government International Bond, 5.600%, 11/14/2024	1,012,961	0.0
325,000		Turkey Government International Bond, 7.250%, 12/23/2023	318,803	0.0
550,000		Turkey Government International Bond, 7.375%, 02/05/2025	541,973	0.0
450,000		Ukraine Government International Bond, 7.375%, 09/25/2032	407,531	0.0
975,000		Ukraine Government International Bond, 7.750%, 09/01/2023	917,938	0.0
4,550,000		Ukraine Government International Bond, 7.750%, 09/01/2025	4,158,700	0.2

	Total Sovereign Bonds
	(Cost $94,013,144)		82,023,092	3.2

ASSET-BACKED SECURITIES: 12.0%
		Automobile Asset-Backed Securities: 1.3%
1,075,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	877,791	0.0
2,000,000		Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	2,002,305	0.1
2,800,000		AmeriCredit Automobile Receivables Trust 2019-3 C, 2.320%, 07/18/2025	2,766,354	0.1
2,450,000		AmeriCredit Automobile Receivables Trust 2019-3 D, 2.580%, 09/18/2025	2,324,215	0.1
4,400,000		AmeriCredit Automobile Receivables Trust 2020-1 D, 1.800%, 12/18/2025	4,127,759	0.2
3,000,000		Carmax Auto Owner Trust 2019-2 D, 3.410%, 10/15/2025	3,008,907	0.1
2,500,000	(1)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,160,459	0.1
1,000,000		Santander Drive Auto Receivables Trust 2018-2 D, 3.880%, 02/15/2024	998,406	0.0
4,450,000		Santander Drive Auto Receivables Trust 2019-2 D, 3.220%, 07/15/2025	4,403,604	0.2
2,250,000		Santander Drive Auto Receivables Trust 2019-3 C, 2.490%, 10/15/2025	2,180,106	0.1
6,000,000		Santander Drive Auto Receivables Trust 2019-3 D, 2.680%, 10/15/2025	5,735,832	0.2
850,000	(1)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	834,724	0.0
3,800,000	(1)	Tesla Auto Lease Trust 2019-A C, 2.680%, 01/20/2023	3,683,662	0.1
			35,104,124	1.3

		Home Equity Asset-Backed Securities: 0.3%
2,682,934	(1),(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	2,429,434	0.1
463,175		GSAA Home Equity Trust 2006-3 A3, 1.247%, (US0001M + 0.300%), 03/25/2036	296,826	0.0
2,874,772	(3)	GSAA Home Equity Trust 2006-4 4A3, 3.729%, 03/25/2036	2,053,272	0.1
1,048,741		GSAA Home Equity Trust 2007-1 1A1, 1.027%, (US0001M + 0.080%), 02/25/2037	418,921	0.0
1,148,589	(3)	GSAA Trust 2006-7 AF2, 5.995%, 03/25/2046	627,760	0.0
1,125,984	(3)	Morgan Stanley Mortgage Loan Trust 2007-10XS A2, 6.250%, 02/25/2037	658,338	0.1

See Accompanying Notes to Financial Statements

108

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

652,046		Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2007-1 2A4A, 1.407%, (US0001M + 0.230%), 02/25/2037	519,538	0.0
			7,004,089	0.3

		Other Asset-Backed Securities: 9.2%
2,806,691	(1)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	2,659,336	0.1
3,331,074	(1),(3)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	3,303,484	0.1
3,089,000	(1)	Ajax Mortgage Loan Trust 2019-D A2, 3.500%, 09/25/2065	2,695,483	0.1
4,234,000	(1)	Ajax Mortgage Loan Trust 2019-F A2, 3.500%, 09/25/2059	3,855,637	0.2
2,500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 4.188%, (US0003M + 2.350%), 04/14/2029	2,212,145	0.1
2,000,000	(1)	AMMC CLO XI Ltd. 2012-11A CR2, 3.670%, (US0003M + 1.900%), 04/30/2031	1,639,058	0.1
4,750,000	(1)	Apidos CLO XI 2012-11A CRR, 4.336%, (US0003M + 2.500%), 10/17/2030	4,082,582	0.2
9,000,000	(1)	Apidos CLO XXII 2015-22A BR, 0.340%, (US0003M + 1.950%), 04/20/2031	7,477,983	0.3
1,650,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2I, 4.194%, 06/07/2049	1,502,737	0.1
750,000	(1)	Applebee's Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/07/2049	648,690	0.0
2,287,343	(1)	Aqua Finance Trust 2019-A A, 3.140%, 07/16/2040	2,280,933	0.1
1,100,000	(1)	Ares XLII Clo Ltd. 2017-42A C, 4.002%, (US0003M + 2.200%), 01/22/2028	956,585	0.0
750,000	(1)	Atrium CDO Corp. 12A CR, 3.452%, (US0003M + 1.650%), 04/22/2027	690,442	0.0
1,250,000	(1)	Atrium CDO Corp. 12A DR, 4.602%, (US0003M + 2.800%), 04/22/2027	1,014,759	0.0
2,000,000	(1)	Babson CLO Ltd. 2018-3A C, 3.719%, (US0003M + 1.900%), 07/20/2029	1,757,334	0.1
5,000,000	(1)	Barings CLO Ltd 2018-3A D, 4.719%, (US0003M + 2.900%), 07/20/2029	3,855,745	0.2
6,000,000	(1)	Barings Clo Ltd. 2019-4A C, 4.703%, (US0003M + 2.800%), 01/15/2033	5,050,992	0.2
2,000,000	(1)	Benefit Street Partners CLO V-B Ltd. 2018-5BA B, 3.969%, (US0003M + 2.150%), 04/20/2031	1,636,394	0.1
500,000	(1)	Benefit Street Partners CLO VII Ltd. 2015-VIIA CR, 4.219%, (US0003M + 2.400%), 07/18/2027	415,486	0.0
2,750,000	(1)	BlueMountain CLO 2012-2A DR2 Ltd., 4.595%, (US0003M + 2.900%), 11/20/2028	2,168,776	0.1
1,000,000	(1)	BlueMountain CLO 2013-2A CR, 3.752%, (US0003M + 1.950%), 10/22/2030	855,654	0.0
1,000,000	(1)	BlueMountain CLO 2015-4 CR Ltd., 3.719%, (US0003M + 1.900%), 04/20/2030	842,546	0.0
2,250,000	(1)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 4.469%, (US0003M + 2.650%), 04/20/2027	1,752,251	0.1
3,750,000	(1)	BlueMountain CLO XXV Ltd. 2019-25A C, 4.281%, (US0003M + 2.450%), 07/15/2032	3,132,041	0.1
250,000	(1)	Bowman Park CLO Ltd. 2014-1A E, 7.083%, (US0003M + 5.400%), 11/23/2025	195,938	0.0
4,000,000	(1)	Bristol Park CLO Ltd. 2016-1A CR, 3.577%, (US0003M + 1.950%), 04/15/2029	3,510,036	0.1
750,000	(1)	Buttermilk Park CLO Ltd. 2018-1A C, 3.931%, (US0003M + 2.100%), 10/15/2031	627,143	0.0
2,000,000	(1)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 4.044%, (US0003M + 2.250%), 04/27/2027	1,631,220	0.1
250,000	(1)	Carlyle Global Market Strategies CLO 2015-2A DR Ltd., 6.144%, (US0003M + 4.350%), 04/27/2027	175,817	0.0
1,500,000	(1)	Carlyle Global Market Strategies CLO 2015-3A CR Ltd., 4.645%, (US0003M + 2.850%), 07/28/2028	1,204,683	0.1
1,500,000	(1)	Carlyle US CLO 2016-4A BR Ltd., 3.919%, (US0003M + 2.100%), 10/20/2027	1,301,004	0.1
1,000,000	(1)	Cent CLO C17A BR Ltd., 3.620%, (US0003M + 1.850%), 04/30/2031	851,682	0.0

See Accompanying Notes to Financial Statements

109

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,500,000	(1)	CIFC Funding 2013-IA BR Ltd., 4.243%, (US0003M + 2.400%), 07/16/2030	1,271,049	0.1
2,000,000	(1)	Cifc Funding 2014-4RA B Ltd., 4.036%, (US0003M + 2.200%), 10/17/2030	1,748,172	0.1
6,250,000	(1)	CIFC Funding 2017-2A C, 4.169%, (US0003M + 2.350%), 04/20/2030	5,479,400	0.2
1,100,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 1.652%, (US0001M + 0.705%), 09/25/2035	970,122	0.0
1,750,000	(1)	Cumberland Park CLO Ltd. 2015-2A CR, 3.619%, (US0003M + 1.800%), 07/20/2028	1,590,092	0.1
500,000	(1)	Cumberland Park CLO Ltd. 2015-2A DR, 4.519%, (US0003M + 2.700%), 07/20/2028	407,143	0.0
843,625	(1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	813,656	0.0
446,625	(1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	434,421	0.0
579,000	(1)	Domino's Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	562,649	0.0
1,075,250	(1)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	1,053,936	0.0
3,079,125	(1)	Domino's Pizza Master Issuer LLC 2017-1A A2II, 3.082%, 07/25/2047	3,014,467	0.1
2,324,600	(1)	Domino's Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	2,273,423	0.1
3,541,125	(1)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,162,473	0.1
2,178,000	(1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	2,086,328	0.1
1,228,125	(1)	Driven Brands Funding, LLC 2018-1A A2, 4.739%, 04/20/2048	1,202,919	0.0
2,750,000	(1)	Dryden 30 Senior Loan Fund 2013-30A DR, 4.292%, (US0003M + 2.600%), 11/15/2028	2,114,995	0.1
1,750,000	(1)	Dryden 55 CLO Ltd. 2018-55A C, 3.731%, (US0003M + 1.900%), 04/15/2031	1,488,204	0.1
1,150,000	(1)	Dryden XXV Senior Loan Fund 2012-25A DRR, 4.831%, (US0003M + 3.000%), 10/15/2027	940,403	0.0
3,061,863	(1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,224,545	0.1
750,000	(1)	Galaxy XXII CLO Ltd. 2016-22A DR, 4.943%, (US0003M + 3.100%), 07/16/2028	605,750	0.0
945,500	(1)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	857,967	0.0
3,553,439	(1)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	1,969,638	0.1
1,000,000	(1)	Invitation Homes 2018-SFR1 D Trust, 2.250%, (US0001M + 1.450%), 03/17/2037	859,377	0.0
4,500,000	(1)	Jay Park CLO Ltd. 2016-1A BR, 3.819%, (US0003M + 2.000%), 10/20/2027	3,987,765	0.2
3,750,000	(1)	Jersey Mike's Funding 2019-1A A2, 4.433%, 02/15/2050	3,327,375	0.1
1,000,000	(1)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	973,103	0.0
1,350,000	(1)	LCM XVIII L.P. 18A CR, 3.669%, (US0003M + 1.850%), 04/20/2031	1,129,946	0.0
1,000,000	(1)	LCM XX L.P. 20A-CR, 3.769%, (US0003M + 1.950%), 10/20/2027	891,771	0.0
1,500,000	(1)	LCM XX L.P. 20A-DR, 4.619%, (US0003M + 2.800%), 10/20/2027	1,194,270	0.0
2,800,000	(1)	LCM XXII Ltd. 22A CR, 4.619%, (US0003M + 2.800%), 10/20/2028	2,121,616	0.1
944,101	(1)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	986,502	0.0
1,000,000	(1)	Madison Park Funding XIII Ltd. 2014-13A CR2, 3.719%, (US0003M + 1.900%), 04/19/2030	880,963	0.0
6,000,000	(1)	Madison Park Funding XXI Ltd. 2016-21A BR, 4.681%, (US0003M + 2.850%), 10/15/2032	4,954,878	0.2
2,500,000	(1)	Madison Park Funding XIX Ltd. 2015-19A B1R2, 2.717%, (US0003M + 1.850%), 01/22/2028	2,263,048	0.1
1,000,000	(1)	Magnetite VIII Ltd. 2014-8A CR2, 3.681%, (US0003M + 1.850%), 04/15/2031	875,584	0.0
1,500,000	(1)	Marlette Funding Trust 2018-1A C, 3.690%, 03/15/2028	1,475,599	0.1
1,700,000	(1)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,581,912	0.1
1,700,000	(1)	Marlette Funding Trust 2019-1A B, 3.940%, 04/16/2029	1,539,412	0.1

See Accompanying Notes to Financial Statements

110

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,000,000	(1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	1,493,228	0.1
4,050,000	(1)	Marlette Funding Trust 2019-3A C, 3.790%, 09/17/2029	2,967,610	0.1
1,950,000	(1)	Marlette Funding Trust 2019-4A B, 2.950%, 12/17/2029	1,717,079	0.1
1,600,000	(1)	Marlette Funding Trust 2020-1A C, 2.800%, 03/15/2030	1,241,776	0.0
2,797,421	(1)	Mill City Solar Loan 2019-2GS A Ltd., 3.690%, 07/20/2043	2,648,762	0.1
987,750	(1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	949,633	0.0
2,426,756	(1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	2,225,308	0.1
2,250,280	(1)	Mosaic Solar Loan Trust 2019-1A A, 4.370%, 12/21/2043	2,229,353	0.1
1,171,391	(1)	Mosaic Solar Loan Trust 2019-2A A, 2.880%, 09/20/2040	1,130,763	0.0
1,796,293	(1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	1,797,461	0.1
3,500,000	(1)	Neuberger Berman Loan Advisers CLO 24 Ltd. 2017-24A CR, 3.822%, (US0003M + 1.950%), 04/19/2030	3,050,824	0.1
2,300,000	(1)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A C, 4.590%, (US0003M + 2.450%), 10/16/2032	1,904,579	0.1
700,000	(1)	Ocean Trails CLO IV 2013-4A DR, 4.707%, (US0003M + 3.000%), 08/13/2025	623,860	0.0
2,450,000	(1)	OCP CLO 2015-8 Ltd. 2015-8A BR, 3.686%, (US0003M + 1.850%), 04/17/2027	2,269,408	0.1
2,000,000	(1)	Octagon Investment Partners 31 Ltd. 2017-1A C, 4.219%, (US0003M + 2.400%), 07/20/2030	1,710,704	0.1
2,250,000	(1)	Octagon Investment Partners 32 Ltd. 2017-1A C, 4.081%, (US0003M + 2.250%), 07/15/2029	1,915,533	0.1
600,000	(1)	Octagon Investment Partners 33 Ltd. 2017-1A B, 3.669%, (US0003M + 1.850%), 01/20/2031	501,382	0.0
1,000,000	(1)	Octagon Investment Partners XXIII Ltd. 2015-1A CR, 3.681%, (US0003M + 1.850%), 07/15/2027	903,771	0.0
1,500,000	(1)	OHA Credit Funding 3 Ltd. 2019-3A C, 4.269%, (US0003M + 2.450%), 07/20/2032	1,261,347	0.1
1,545,000	(1)	OHA Credit Partners IX Ltd. 2013-9A DR, 5.119%, (US0003M + 3.300%), 10/20/2025	1,419,702	0.1
1,500,000	(1)	Palmer Square Loan Funding 2018-1A D Ltd., 5.781%, (US0003M + 3.950%), 04/15/2026	996,456	0.0
1,000,000	(1)	Palmer Square Loan Funding 2018-1A E Ltd., 7.731%, (US0003M + 5.900%), 04/15/2026	616,228	0.0
1,500,000	(1),(8)	Palmer Square Loan Funding 2018-2A C Ltd., 3.781%, (US0003M + 1.950%), 07/15/2026	1,159,025	0.0
3,000,000	(1)	Palmer Square Loan Funding 2018-4 D Ltd., 5.942%, (US0003M + 4.250%), 11/15/2026	2,015,955	0.1
1,576,000	(1)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	1,504,498	0.1
550,523	(3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.741%, 01/25/2036	536,908	0.0
2,443,875	(1)	Primose Funding LLC 2019-1A A2, 4.475%, 07/30/2049	2,256,703	0.1
670,000	(1)	Recette CLO Ltd. 2015-1A DR, 4.569%, (US0003M + 2.750%), 10/20/2027	560,103	0.0
3,000,000	(1)	Shackleton CLO Ltd. 2019-15A C, 4.703%, (US0003M + 2.800%), 01/15/2030	2,625,537	0.1
1,985,000	(1)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	1,636,775	0.1
2,050,000	(1)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	1,915,114	0.1
3,000,000	(1)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	2,644,437	0.1
2,750,000	(1)	SoFi Consumer Loan Program 2019-1 D Trust, 4.420%, 02/25/2028	2,398,326	0.1
3,000,000	(1)	SoFi Consumer Loan Program 2019-2 D Trust, 4.200%, 04/25/2028	2,105,119	0.1
4,000,000	(1)	SoFi Consumer Loan Program 2019-3 D Trust, 3.890%, 05/25/2028	3,328,853	0.1

See Accompanying Notes to Financial Statements

111

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,000,000	(1)	SoFi Consumer Loan Program 2019-4 C Trust, 2.840%, 08/25/2028	1,635,647	0.1
600,000	(1)	SoFi Consumer Loan Program 2019-4 D Trust, 3.480%, 08/25/2028	486,563	0.0
770,000	(1),(3)	SoFi Consumer Loan Program 2017-1 B, 4.730%, 01/26/2026	738,216	0.0
2,100,000	(1)	SoFi Consumer Loan Program 2020-1 C Trust, 2.500%, 01/25/2029	1,653,204	0.1
1,200,000	(1)	SoFi Consumer Loan Program 2020-1 D Trust, 2.940%, 01/25/2029	941,112	0.0
1,948,375	(1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,896,050	0.1
5,150,000	(1)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	3,820,878	0.2
1,927,993	(1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,724,477	0.1
3,826,061	(1)	Sunrun Atlas Issuer 2019-2 A LLC, 3.610%, 01/30/2055	3,367,156	0.1
1,200,000	(1)	Symphony Credit Opportunities Fund Ltd. 2015-2A CR, 4.091%, (US0003M + 2.260%), 07/15/2028	1,094,200	0.0
1,086,250	(1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,070,198	0.0
1,000,000	(1)	TCI-Flatiron Clo 2017-1A C Ltd., 3.542%, (US0003M + 1.850%), 11/18/2030	849,842	0.0
4,000,000	(1)	TES 2017-2A B LLC, 6.990%, 02/20/2048	2,789,574	0.1
3,450,000	(1)	TES LLC 2017-1A B, 7.740%, 10/20/2047	2,948,299	0.1
2,000,000	(1)	THL Credit Wind River 2014-1 CRR CLO Ltd., 3.769%, (US0003M + 1.950%), 07/18/2031	1,628,234	0.1
1,000,000	(1)	THL Credit Wind River 2016-1A CR CLO Ltd., 3.931%, (US0003M + 2.100%), 07/15/2028	890,813	0.0
2,000,000	(1),(3)	Towd Point Mortgage Trust 2015-6 M2, 3.750%, 04/25/2055	1,880,397	0.1
2,500,000	(1),(3)	Towd Point Mortgage Trust 2017-6 A2, 3.000%, 10/25/2057	2,329,429	0.1
1,500,000	(1)	Upland CLO Ltd. 2016-1A BR, 3.669%, (US0003M + 1.850%), 04/20/2031	1,252,982	0.1
1,795,000	(1)	Venture XX CLO Ltd. 2015-20A CR, 3.731%, (US0003M + 1.900%), 04/15/2027	1,543,664	0.1
2,785,875	(1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/2048	2,545,983	0.1
977,500	(1)	Wendy's Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	886,123	0.0
3,357,500	(1)	Wendy's Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	3,198,623	0.1
2,000,000	(1)	West CLO 2014-2A BR Ltd., 3.593%, (US0003M + 1.750%), 01/16/2027	1,858,172	0.1
			235,591,425	9.2

		Student Loan Asset-Backed Securities: 1.2%
551,931	(1)	Commonbond Student Loan Trust 2018-CGS C, 4.350%, 02/25/2046	561,262	0.0
4,779,820	(1)	Commonbond Student Loan Trust 2019-A-GS A1, 2.540%, 01/25/2047	4,867,038	0.2
258,932	(1)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	258,663	0.0
1,086,000	(1)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	1,112,601	0.1
2,150,000	(1),(3)	ELFI Graduate Loan Program 2019-A B LLC, 2.940%, 03/25/2044	2,179,364	0.1
1,215,411	(1)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	1,181,778	0.1
4,000,000	(1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	3,915,323	0.2
1,000,000	(1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,038,473	0.0
2,250,000	(1),(3)	SoFi Professional Loan Program 2017-A B LLC, 3.440%, 03/26/2040	2,317,394	0.1
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,055,861	0.0
1,000,000	(1),(3)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,046,712	0.0
1,000,000	(1)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,053,020	0.0
1,000,000	(1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,032,126	0.0
2,000,000	(1)	Sofi Professional Loan Program 2019-B BFX LLC, 3.730%, 08/17/2048	2,088,770	0.1
3,000,000	(1)	Sofi Professional Loan Program 2019-C BFX LLC, 3.050%, 11/16/2048	3,025,433	0.1

See Accompanying Notes to Financial Statements

112

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

4,400,000	(1) SoFi Professional Loan Program 2020-B BFX Trust, 2.730%, 05/15/2046	4,407,927	0.2
		31,141,745	1.2

	Total Asset-Backed Securities
	(Cost $348,224,383)	308,841,383	12.0

BANK LOANS: 13.5%
	Aerospace & Defense: 0.4%
1,324,402	AI Convoy (Luxembourg) S.A.R.L USD Term Loan B, 5.340%, (US0003M + 3.500%), 01/17/2027	1,244,937	0.1
1,395,099	Amentum Government Services Holdings LLC Term Loan B, 4.989%, (US0001M + 4.000%), 02/01/2027	1,318,369	0.1
2,327,328	American Airlines, Inc. 2018 Term Loan B, 2.709%, (US0001M + 1.750%), 06/27/2025	1,920,046	0.1
226,136	Dynasty Acquisition Co., Inc. 2020 CAD Term Loan B2, 4.950%, (US0003M + 3.500%), 04/06/2026	178,195	0.0
420,614	Dynasty Acquisition Co., Inc. 2020 Term Loan B1, 4.950%, (US0003M + 3.500%), 04/06/2026	331,444	0.0
1,260,817	KBR, Inc. 2020 Term Loan B, 3.739%, (US0001M + 2.750%), 02/05/2027	1,115,823	0.0
933,068	Maxar Technologies Ltd. Term Loan B, 3.739%, (US0003M + 2.750%), 10/04/2024	807,104	0.0
655,000	Science Applications International Corporation 2020 Incremental Term Loan B, 3.701%, (US0003M + 2.250%), 03/05/2027	623,887	0.0
498,750	TransDigm, Inc. 2020 Term Loan E, 3.239%, (US0001M + 2.250%), 05/30/2025	466,331	0.0
1,286,998	TransDigm, Inc. 2020 Term Loan F, 3.239%, (US0001M + 2.250%), 12/09/2025	1,203,343	0.0
2,220,289	TransDigm, Inc. 2020 Term Loan G, 3.239%, (US0001M + 2.250%), 08/22/2024	2,075,970	0.1
		11,285,449	0.4

	Auto Components: 0.0%
1,267,532	Broadstreet Partners, Inc. 2020 Term Loan B, 4.294%, (US0001M + 3.250%), 01/27/2027	1,138,402	0.0

	Automotive: 0.7%
3,337,774	American Axle and Manufacturing, Inc. Term Loan B, 3.200%, (US0001M + 2.250%), 04/06/2024	2,828,764	0.1
337,875	Autokiniton US Holdings, Inc. Term Loan, 6.739%, (US0001M + 5.750%), 05/22/2025	277,902	0.0
136,020	Belron Finance US LLC 2018 Term Loan B, 3.957%, (US0003M + 2.250%), 11/13/2025	129,219	0.0
1,136,364	Belron Finance US LLC 2019 USD Term Loan B, 4.270%, (US0003M + 2.500%), 10/30/2026	1,079,545	0.0
1,610,375	Belron Finance US LLC USD Term Loan B, 3.992%, (US0003M + 2.250%), 11/07/2024	1,529,857	0.1
492	Bright Bidco B.V. 2018 Term Loan B, 4.573%, (US0006M + 3.500%), 06/30/2024	175	0.0
1,182,038	Dealer Tire, LLC 2020 Term Loan B, 5.239%, (US0001M + 4.250%), 12/12/2025	981,091	0.0
3,104,601	Gates Global LLC 2017 USD Repriced Term Loan B, 3.750%, (US0001M + 2.750%), 04/01/2024	2,794,141	0.1
1,858,092	Hertz Corporation, (The) 2016 Term Loan B, 3.739%, (US0001M + 2.750%), 06/30/2023	1,331,633	0.1
148,500	Holley Purchaser, Inc. Term Loan B, 6.777%, (US0003M + 5.000%), 10/24/2025	123,997	0.0
525,000	Innovative Xcessories & Services LLC 2020 Term Loan B, 6.451%, (US0003M + 5.000%), 02/26/2027	396,375	0.0
1,761,016	KAR Auction Services, Inc. 2019 Term Loan B6, 3.188%, (US0001M + 2.250%), 09/19/2026	1,637,745	0.1
57,619	Mister Car Wash Holdings, Inc. 2019 Delayed Draw Term Loan, 3.862%, (US0001M + 3.250%), 05/14/2026	48,304	0.0

See Accompanying Notes to Financial Statements

113

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,143,739	Mister Car Wash Holdings, Inc. 2019 Term Loan B, 3.862%, (US0001M + 3.250%), 05/14/2026	946,444	0.0
1,756,175	Panther BF Aggregator 2 LP USD Term Loan B, 4.441%, (US0001M + 3.500%), 04/30/2026	1,615,681	0.1
1,636,966	Truck Hero, Inc. 1st Lien Term Loan, 4.739%, (US0001M + 3.750%), 04/22/2024	1,257,735	0.1
1,000,000	Wand NewCo 3, Inc. 2020 Term Loan, 4.072%, (US0006M + 3.000%), 02/05/2026	915,000	0.0
		17,893,608	0.7

	Beverage & Tobacco: 0.1%
1,965,250	Sunshine Investments B.V. USD Term Loan B3, 4.954%, (US0002M + 3.250%), 03/28/2025	1,827,682	0.1

	Brokers, Dealers & Investment Houses: 0.1%
2,484,874	Brookfield Property REIT Inc. 1st Lien Term Loan B, 3.489%, (US0001M + 2.500%), 08/27/2025	1,784,140	0.1
941,225	Forest City Enterprises, L.P. 2019 Term Loan B, 4.489%, (US0001M + 3.500%), 12/08/2025	809,453	0.0
		2,593,593	0.1

	Building & Development: 0.4%
427,418	Advanced Drainage Systems Inc Term Loan B, 3.813%, (US0001M + 2.250%), 07/31/2026	399,635	0.0
690,000	Arconic Rolled Products Corporation Term Loan B, 4.213%, (US0003M + 2.750%), 02/04/2027	631,350	0.0
2,130,826	Core & Main LP 2017 Term Loan B, 4.331%, (US0001M + 2.750%), 08/01/2024	1,885,781	0.1
1,822,720	GYP Holdings III Corp. 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 06/01/2025	1,658,675	0.1
989,155	Henry Company LLC Term Loan B, 5.000%, (US0001M + 4.000%), 10/05/2023	849,024	0.0
147,750	Interior Logic Group Holdings IV LLC 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 05/30/2025	128,543	0.0
1,879,141	MX Holdings US, Inc. 2018 USD Term Loan B1C, 3.739%, (US0001M + 2.750%), 07/31/2025	1,625,457	0.1
1,895,250	Quikrete Holdings Inc Term Loan, 3.489%, (US0001M + 2.500%), 02/01/2027	1,648,868	0.1
644,080	Werner FinCo LP 2017 Term Loan, 5.000%, (US0001M + 4.000%), 07/24/2024	570,011	0.0
1,500,000	Zekelman Industries, Inc. 2020 Term Loan, 3.209%, (US0001M + 2.250%), 01/24/2027	1,402,500	0.0
		10,799,844	0.4

	Business Equipment & Services: 1.2%
442,261	24-7 Intouch Inc 2018 Term Loan, 5.739%, (US0001M + 4.750%), 08/25/2025	373,711	0.0
2,561,345	AlixPartners, LLP 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 04/04/2024	2,388,454	0.1
640,547	Ascend Learning, LLC 2017 Term Loan B, 4.000%, (US0001M + 3.000%), 07/12/2024	580,763	0.0
215,899	Big Ass Fans, LLC 2018 Term Loan, 5.200%, (US0003M + 3.750%), 05/21/2024	189,991	0.0
755,000	Castle US Holding Corporation USD Term Loan B, 5.200%, (US0001M + 3.750%), 01/29/2027	657,794	0.0
584,594	Colorado Buyer Inc Term Loan B, 4.000%, (US0001M + 3.000%), 05/01/2024	397,037	0.0
1,140,115	Convergint Technologies LLC 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 02/03/2025	986,200	0.0
1,911,930	EIG Investors Corp. 2018 1st Lien Term Loan, 5.388%, (US0003M + 3.750%), 02/09/2023	1,567,783	0.1
921,610	Ellie Mae, Inc. Term Loan, 5.200%, (US0003M + 3.750%), 04/17/2026	810,249	0.0
787,479	EVO Payments International LLC 2018 1st Lien Term Loan, 4.200%, (US0001M + 3.250%), 12/22/2023	685,107	0.0
883,744	GreenSky Holdings, LLC 2018 Term Loan B, 4.250%, (US0001M + 3.250%), 03/31/2025	729,089	0.0
400,871	ION Trading Technologies S.a.r.l. USD Incremental Term Loan B, 5.072%, (US0003M + 4.000%), 11/21/2024	304,662	0.0

See Accompanying Notes to Financial Statements

114

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

146,512	IQOR US Inc. Term Loan B, 6.909%, (US0003M + 5.000%), 04/01/2021	87,724	0.0
1,731,401	KUEHG Corp. 2018 Incremental Term Loan, 5.200%, (US0003M + 3.750%), 02/21/2025	1,302,879	0.1
1,036,434	Learning Care Group, Inc. 2018 1st Lien Term Loan, 4.984%, (US0003M + 3.250%), 03/13/2025	834,329	0.0
100,000	Learning Care Group, Inc. 2018 2nd Lien Term Loan, 9.294%, (US0003M + 7.500%), 03/13/2026	89,000	0.0
1,385,054	PI US MergerCo, Inc. USD 2017 1st Lien Term Loan, 4.700%, (US0003M + 3.250%), 01/03/2025	1,187,684	0.1
1,624,587	Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan, 4.239%, (US0001M + 3.250%), 05/01/2025	1,389,022	0.1
1,489,383	Prometric Holdings, Inc. 1st Lien Term Loan, 4.000%, (US0001M + 3.000%), 01/29/2025	1,154,271	0.1
2,503,476	Red Ventures, LLC 2020 Term Loan B, 3.489%, (US0001M + 2.500%), 11/08/2024	2,111,264	0.1
641,715	Renaissance Learning, Inc. 2018 Add On Term Loan, 4.239%, (US0001M + 3.250%), 05/30/2025	571,127	0.0
1,144,074	Research Now Group, Inc. 2017 1st Lien Term Loan, 7.263%, (US0003M + 5.500%), 12/20/2024	1,029,667	0.1
265,000	Rockwood Service Corporation 2020 Term Loan, 5.700%, (US0003M + 4.250%), 01/23/2027	241,481	0.0
1,629,213	Solera Holdings, Inc. USD Term Loan B, 4.363%, (US0003M + 2.750%), 03/03/2023	1,527,387	0.1
261,173	SSH Group Holdings, Inc. 2018 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 07/30/2025	210,897	0.0
1,550,794	Staples, Inc. 7 Year Term Loan, 6.515%, (US0001M + 5.000%), 04/16/2026	1,246,450	0.1
665,000	STG-Fairway Holdings, LLC Term Loan B, 4.572%, (US0006M + 3.500%), 01/31/2027	608,475	0.0
364,432	SurveyMonkey Inc. 2018 Term Loan B, 4.370%, (US0001W + 3.750%), 10/10/2025	300,657	0.0
1,292,406	Verifone Systems, Inc. 2018 1st Lien Term Loan, 5.695%, (US0003M + 4.000%), 08/20/2025	857,296	0.0
1,111,832	Verra Mobility Corporation 2020 Term Loan B, 4.239%, (US0001M + 3.250%), 02/28/2025	1,006,208	0.0
2,006,981	Verscend Holding Corp. 2018 Term Loan B, 5.489%, (US0001M + 4.500%), 08/27/2025	1,906,632	0.1
610,000	VS Buyer, LLC Term Loan B, 4.863%, (US0003M + 3.250%), 02/28/2027	588,650	0.0
1,393,027	West Corporation 2017 Term Loan, 5.450%, (US0003M + 4.000%), 10/10/2024	1,072,631	0.1
686,550	West Corporation 2018 Term Loan B1, 4.950%, (US0003M + 3.500%), 10/10/2024	516,285	0.0
630,008	Yak Access, LLC 2018 1st Lien Term Loan B, 6.450%, (US0003M + 5.000%), 07/11/2025	475,656	0.0
100,000	Yak Access, LLC 2018 2nd Lien Term Loan B, 11.204%, (US0003M + 10.000%), 07/10/2026	62,500	0.0
		30,049,012	1.2

	Cable & Satellite Television: 0.3%
2,038,112	CSC Holdings, LLC 2019 Term Loan B5, 3.112%, (US0001M + 2.500%), 04/15/2027	1,973,572	0.1
1,477,348	Radiate Holdco, LLC 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 02/01/2024	1,370,978	0.0
598,500	Telesat Canada Term Loan B5, 3.740%, (US0001M + 2.750%), 12/07/2026	558,101	0.0
1,110,000	UPC Broadband Holding B.V. 2020 USD Term Loan B, 2.955%, (US0001M + 2.250%), 04/30/2028	1,008,250	0.0
2,149,808	Virgin Media Bristol LLC USD Term Loan N, 3.205%, (US0001M + 2.500%), 01/31/2028	2,047,692	0.1

See Accompanying Notes to Financial Statements

115

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,994,885	WideOpenWest Finance LLC 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 08/18/2023	1,822,826	0.1
		8,781,419	0.3

	Chemicals & Plastics: 0.4%
1,340,206	Alpha 3 B.V. 2017 Term Loan B1, 4.450%, (US0003M + 3.000%), 01/31/2024	1,243,041	0.1
278,600	Ascend Performance Materials Operations LLC 2019 Term Loan B, 6.700%, (US0003M + 5.250%), 08/27/2026	247,954	0.0
669,850	Composite Resins Holding B.V. 2018 Term Loan B, 5.255%, (US0001M + 4.250%), 08/01/2025	599,515	0.0
634,659	Diamond (BC) B.V. USD Term Loan, 4.777%, (US0003M + 3.000%), 09/06/2024	490,274	0.0
1,553,485	Encapsys, LLC 2020 Term Loan B2, 4.250%, (US0001M + 3.250%), 11/07/2024	1,242,788	0.1
891,231	Polar US Borrower, LLC 2018 1st Lien Term Loan, 6.609%, (US0003M + 4.750%), 10/15/2025	779,827	0.0
1,587,859	Starfruit Finco B.V 2018 USD Term Loan B, 3.863%, (US0001M + 3.000%), 10/01/2025	1,452,891	0.1
2,494,013	Tronox Finance LLC Term Loan B, 3.930%, (US0001M + 2.750%), 09/23/2024	2,242,534	0.1
500,000	Univar Inc. 2017 USD Term Loan B, 4.484%, (US0001M + 2.250%), 07/01/2024	468,750	0.0
443,888	Univar Inc. 2019 USD Term Loan B5, 3.450%, (US0003M + 2.000%), 07/01/2026	406,157	0.0
		9,173,731	0.4

	Clothing/Textiles: 0.0%
1,230,462	Varsity Brands, Inc. 2017 Term Loan B, 4.500%, (US0001M + 3.500%), 12/15/2024	974,116	0.0

	Consumer, Cyclical: 0.0%
973,887	24 Hour Fitness Worldwide, Inc. 2018 Term Loan B, 4.950%, (US0003M + 3.500%), 05/30/2025	241,848	0.0
501,601	Harbor Freight Tools USA, Inc. 2018 Term Loan B, 4.299%, (US0001M + 2.500%), 08/19/2023	460,219	0.0
		702,067	0.0

	Containers & Glass Products: 0.6%
890,677	Albea Beauty Holdings S.A 2018 USD Term Loan B2, 4.907%, (US0006M + 3.000%), 04/22/2024	723,675	0.0
3,143,781	Berry Global, Inc. 2019 Term Loan Y, 2.863%, (US0001M + 2.000%), 07/01/2026	2,977,161	0.1
1,278,768	Bway Holding Company 2017 Term Loan B, 5.084%, (US0003M + 3.250%), 04/03/2024	1,061,378	0.0
1,378,128	Charter NEX US, Inc. Incremental Term Loan, 4.489%, (US0001M + 3.500%), 05/16/2024	1,215,050	0.1
806,699	Flex Acquisition Company, Inc. 1st Lien Term Loan, 4.898%, (US0003M + 3.000%), 12/29/2023	719,307	0.0
2,018,888	Flex Acquisition Company, Inc. 2018 Incremental Term Loan, 5.159%, (US0003M + 3.250%), 06/29/2025	1,800,176	0.1
684,715	Plastipak Packaging, Inc. 2018 Term Loan B, 3.490%, (US0001M + 2.500%), 10/14/2024	631,649	0.0
1,195,000	Reynolds Consumer Products LLC Term Loan, 3.501%, (US0003M + 1.750%), 02/04/2027	1,134,503	0.1
2,453,084	Reynolds Group Holdings Inc. USD 2017 Term Loan, 3.739%, (US0001M + 2.750%), 02/05/2023	2,339,629	0.1
888,189	Ring Container Technologies Group, LLC 1st Lien Term Loan, 3.739%, (US0001M + 2.750%), 10/31/2024	777,165	0.0
1,787,961	TricorBraun Hldgs Inc First Lien Term Loan, 5.202%, (US0003M + 3.750%), 11/30/2023	1,497,417	0.1
		14,877,110	0.6

	Cosmetics/Toiletries: 0.1%
147,375	Anastasia Parent, LLC 2018 Term Loan B, 4.822%, (US0006M + 3.750%), 08/11/2025	88,916	0.0

See Accompanying Notes to Financial Statements

116

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,720,915	Wellness Merger Sub, Inc. 1st Lien Term Loan, 5.863%, (US0003M + 4.250%), 06/30/2024	1,370,996	0.1
		1,459,912	0.1

	Drugs: 0.0%
1,038,362	Horizon Therapeutics USA Inc Term Loan B, 3.313%, (US0001M + 2.250%), 05/22/2026	983,848	0.0

	Ecological Services & Equipment: 0.0%
1,090,466	GFL Environmental Inc. 2018 USD Term Loan B, 3.991%, (US0001M + 3.000%), 05/30/2025	1,063,885	0.0

	Electronics/Electrical: 2.0%
420,084	ABC Financial Services, Inc. 1st Lien Term Loan, 5.250%, (US0001M + 4.250%), 01/02/2025	325,565	0.0
1,533,405	Barracuda Networks, Inc. 1st Lien Term Loan, 4.517%, (US0003M + 3.250%), 02/12/2025	1,423,511	0.1
1,191,763	BMC Software Finance, Inc. 2018 USD Term Loan B, 5.239%, (US0001M + 4.250%), 10/02/2025	1,021,341	0.0
642,085	Brave Parent Holdings, Inc. 1st Lien Term Loan, 5.777%, (US0003M + 4.000%), 04/18/2025	560,754	0.0
678,447	Cohu, Inc. 2018 Term Loan B, 3.989%, (US0001M + 3.000%), 10/01/2025	508,835	0.0
1,013,536	Compuware Corporation 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 08/22/2025	983,130	0.0
148,500	EagleView Technology Corporation 2018 Add On Term Loan B, 5.113%, (US0003M + 3.500%), 08/14/2025	126,225	0.0
394,856	Electrical Components International, Inc. 2018 1st Lien Term Loan, 5.239%, (US0003M + 4.250%), 06/26/2025	298,116	0.0
2,120,744	Epicor Software Corporation 1st Lien Term Loan, 4.250%, (US0001M + 3.250%), 06/01/2022	1,966,990	0.1
406,117	Exact Merger Sub LLC 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 09/27/2024	364,828	0.0
890,525	GlobalFoundries Inc USD Term Loan B, 6.200%, (US0003M + 4.750%), 06/05/2026	765,851	0.0
1,553,612	Greeneden U.S. Holdings II, LLC 2018 USD Term Loan B, 4.239%, (US0001M + 3.250%), 12/01/2023	1,406,019	0.1
593,513	Helios Software Holdings, Inc. USD Term Loan, 5.322%, (US0006M + 4.250%), 10/24/2025	504,486	0.0
250,000	Hyland Software, Inc. 2017 2nd Lien Term Loan, 7.989%, (US0001M + 7.000%), 07/07/2025	236,250	0.0
1,668,170	Hyland Software, Inc. 2018 1st Lien Term Loan, 4.489%, (US0001M + 3.250%), 07/01/2024	1,558,349	0.1
1,210,850	Imperva, Inc. 1st Lien Term Loan, 5.704%, (US0003M + 4.000%), 01/12/2026	1,008,033	0.0
110,000	Imperva, Inc. 2nd Lien Term Loan, 9.442%, (US0003M + 7.750%), 01/10/2027	99,000	0.0
1,131,980	Infor (US), Inc. Term Loan B6, 3.750%, (US0001M + 2.750%), 02/01/2022	1,097,454	0.0
1,560,000	Informatica LLC 2020 USD Term Loan B, 4.239%, (US0001M + 3.250%), 02/25/2027	1,380,600	0.1
2,554,359	Kronos Incorporated 2017 Term Loan B, 4.763%, (US0003M + 3.000%), 11/01/2023	2,365,975	0.1
249,921	MA FinanceCo., LLC USD Term Loan B3, 3.489%, (US0001M + 2.500%), 06/21/2024	227,845	0.0
3,878,573	McAfee, LLC 2018 USD Term Loan B, 4.691%, (US0001M + 3.750%), 09/30/2024	3,620,000	0.1
3,367,768	MH Sub I, LLC 2017 1st Lien Term Loan, 4.822%, (US0006M + 3.750%), 09/13/2024	2,929,958	0.1
400,000	MH Sub I, LLC 2017 2nd Lien Term Loan, 8.572%, (US0006M + 7.500%), 09/15/2025	325,000	0.0
2,007,793	Project Boost Purchaser, LLC 2019 Term Loan B, 4.489%, (US0001M + 3.500%), 06/01/2026	1,656,429	0.1

See Accompanying Notes to Financial Statements

117

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

669,044	Project Leopard Holdings, Inc. 2019 Term Loan, 5.700%, (US0003M + 4.250%), 07/07/2023	598,794	0.0
2,552,850	Quest Software US Holdings Inc. 2018 1st Lien Term Loan, 6.027%, (US0003M + 4.250%), 05/16/2025	1,997,605	0.1
115,000	Quest Software US Holdings Inc. 2018 2nd Lien Term Loan, 10.027%, (US0003M + 8.250%), 05/18/2026	70,437	0.0
2,776,035	Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan, 4.762%, (US0003M + 3.000%), 11/03/2023	2,519,252	0.1
739,436	Riverbed Technology, Inc. 2016 Term Loan, 4.250%, (US0001M + 3.250%), 04/24/2022	487,288	0.0
90,000	Rocket Software, Inc. 2018 2nd Lien Term Loan, 9.239%, (US0001M + 8.250%), 11/27/2026	60,300	0.0
1,819,181	Rocket Software, Inc. 2018 Term Loan, 5.239%, (US0001M + 4.250%), 11/28/2025	1,506,888	0.1
1,877,876	RP Crown Parent LLC Term Loan B, 3.750%, (US0001M + 2.750%), 10/12/2023	1,802,761	0.1
1,687,778	Seattle Spinco, Inc. USD Term Loan B3, 3.489%, (US0001M + 2.500%), 06/21/2024	1,538,692	0.1
947,849	Sirius Computer Solutions, Inc. 2020 Term Loan, 4.489%, (US0001M + 3.500%), 07/01/2026	836,477	0.0
392,735	SkillSoft Corporation 1st Lien Term Loan, 6.527%, (US0003M + 4.750%), 04/28/2021	258,550	0.0
2,987,265	SolarWinds Holdings, Inc. 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 02/05/2024	2,787,118	0.1
634,481	SonicWall US Holdings Inc. 1st Lien Term Loan, 5.195%, (US0003M + 3.500%), 05/16/2025	527,677	0.0
100,000	SonicWall US Holdings Inc. 2nd Lien Term Loan, 9.195%, (US0003M + 7.500%), 05/18/2026	79,250	0.0
326,116	SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 2.739%, (US0001M + 1.750%), 04/16/2025	310,626	0.0
457,022	SS&C Technologies Inc. 2018 Term Loan B3, 2.739%, (US0001M + 1.750%), 04/16/2025	435,313	0.0
1,334,098	Surf Holdings, LLC USD Term Loan, 4.814%, (US0003M + 3.500%), 03/05/2027	1,197,353	0.1
1,333,278	Travelport Finance (Luxembourg) S.a.r.l. 2019 Term Loan, 6.072%, (US0003M + 5.000%), 05/29/2026	885,519	0.0
643,500	TriTech Software Systems 2018 Term Loan B, 5.200%, (US0003M + 3.750%), 08/29/2025	501,930	0.0
1,424,292	TTM Technologies, Inc. 2017 Term Loan, 4.081%, (US0001M + 2.500%), 09/28/2024	1,338,835	0.1
1,355,681	Ultimate Software Group Inc(The) Term Loan B, 4.739%, (US0001M + 3.750%), 05/04/2026	1,281,119	0.1
1,649,024	Veritas Bermuda Ltd. USD Repriced Term Loan B, 5.950%, (US0003M + 4.500%), 01/27/2023	1,409,916	0.1
2,114,711	Vertafore, Inc. 2018 1st Lien Term Loan, 4.239%, (US0001M + 3.250%), 07/02/2025	1,908,527	0.1
350,000	Vertafore, Inc. 2018 2nd Lien Term Loan, 8.239%, (US0001M + 7.250%), 07/02/2026	310,917	0.0
73,181	Web.com Group, Inc. 2018 2nd Lien Term Loan, 8.945%, (US0003M + 7.750%), 10/09/2026	56,532	0.0
390,845	Web.com Group, Inc. 2018 Term Loan B, 4.945%, (US0003M + 3.750%), 10/10/2025	325,378	0.0
542,466	Xperi Corporation 2018 Term Loan B1, 3.489%, (US0001M + 2.500%), 12/01/2023	504,493	0.0
		52,298,091	2.0

	Financial: 0.0%
1,179,908	Blucora, Inc. 2017 Term Loan B, 4.450%, (US0003M + 3.000%), 05/22/2024	1,079,616	0.0

See Accompanying Notes to Financial Statements

118

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

		Financial Intermediaries: 0.4%
185,250		Advisor Group, Inc. 2019 Term Loan B, 5.989%, (US0001M + 5.000%), 07/31/2026	142,642	0.0
2,129,143		Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 06/15/2025	1,760,092	0.1
997,245		Blackstone Mortgage Trust, Inc. 2019 Term Loan B, 3.239%, (US0001M + 2.250%), 04/23/2026	872,590	0.0
940,603		Cushman & Wakefield U.S. Borrower, LLC 2020 Term Loan B, 3.739%, (US0001M + 2.750%), 08/21/2025	846,543	0.0
770,000		Deerfield Dakota Holding, LLC 2020 USD Term Loan B, 5.201%, (US0003M + 3.750%), 03/05/2027	662,200	0.0
3,389,056		Edelman Financial Center, LLC 2018 1st Lien Term Loan, 4.179%, (US0001M + 3.250%), 07/21/2025	2,925,884	0.1
1,266,416		First Eagle Holdings, Inc. 2020 Term Loan B, 3.950%, (US0003M + 2.500%), 02/01/2027	1,074,871	0.1
1,275,305		Focus Financial Partners, LLC 2020 Term Loan, 2.989%, (US0001M + 2.000%), 07/03/2024	1,173,280	0.1
253,418		VFH Parent LLC 2019 Term Loan B, 4.005%, (US0001M + 3.000%), 03/01/2026	234,834	0.0
893,227		Victory Capital Holdings, Inc. 2020 Term Loan B, 4.015%, (US0001M + 2.500%), 07/01/2026	794,972	0.0
			10,487,908	0.4

		Food Products: 0.3%
100,000		8th Avenue Food & Provisions, Inc. 2018 2nd Lien Term Loan, 8.547%, (US0001M + 7.750%), 10/01/2026	90,000	0.0
723,845		Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B, 4.750%, (US0001M + 3.750%), 07/07/2024	676,795	0.0
1,144,508		B&G Foods, Inc. 2019 Term Loan B4, 3.489%, (US0001M + 2.500%), 10/10/2026	1,091,097	0.0
1,387,280		CHG PPC Parent LLC 2018 Term Loan B, 3.739%, (US0001M + 2.750%), 03/31/2025	1,255,489	0.1
885,000		Froneri International PLC 2020 USD Term Loan, 3.239%, (US0001M + 2.250%), 01/29/2027	849,600	0.0
1,796,826		IRB Holding Corp 2020 Term Loan B, 3.751%, (US0001M + 2.750%), 02/05/2025	1,401,524	0.1
1,412	(9)	NPC International, Inc. 1st Lien Term Loan, 4.951%, (US0003M + 3.500%), 04/19/2024	600	0.0
1,287,174		Sigma Bidco B.V. 2018 USD Term Loan B, 4.909%, (US0003M + 3.000%), 07/02/2025	1,142,367	0.1
			6,507,472	0.3

		Food Service: 0.3%
910,631		Carrols Restaurant Group, Inc. Term Loan B, 4.210%, (US0001M + 3.250%), 04/30/2026	687,526	0.0
143,883		Fogo De Chao, Inc. 2018 Add On Term Loan, 5.700%, (US0003M + 4.250%), 04/07/2025	100,718	0.0
2,898,325		Golden Nugget, Inc. 2017 Incremental Term Loan B, 3.584%, (US0001M + 2.500%), 10/04/2023	2,265,525	0.1
1,903,831		Hearthside Food Solutions, LLC 2018 Term Loan B, 4.677%, (US0001M + 3.688%), 05/23/2025	1,627,775	0.1
1,284,797		US Foods, Inc. 2019 Term Loan B, 3.072%, (US0006M + 2.000%), 09/13/2026	1,197,003	0.0
1,500,000		Welbilt, Inc. 2018 Term Loan B, 3.489%, (US0001M + 2.500%), 10/23/2025	1,200,000	0.1
			7,078,547	0.3

		Food/Drug Retailers: 0.1%
1,136,913		EG Finco Limited 2018 USD Term Loan, 5.072%, (US0006M + 4.000%), 02/07/2025	832,788	0.0
147,000		EG Group Limited 2018 USD Term Loan B, 5.450%, (US0006M + 4.000%), 02/07/2025	107,678	0.0
28,970		Moran Foods LLC 2020 Term Loan, 8.451%, (US0003M + 7.000%), 03/12/2024	26,797	0.0
145,875	(9)	Moran Foods LLC Term Loan, 7.451%, (US0003M + 6.000%), 12/05/2023	18,234	0.0

See Accompanying Notes to Financial Statements

119

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

472,625	Portillo Restaurant Group (The) Term Loan, 6.950%, (US0003M + 5.500%), 09/06/2024	429,203	0.0
981,344	United Natural Foods, Inc. Term Loan B, 5.239%, (US0001M + 4.250%), 10/22/2025	848,862	0.1
		2,263,562	0.1

	Forest Products: 0.0%
1,320,869	LABL, Inc. 2019 USD Term Loan, 5.000%, (US0001M + 4.500%), 07/01/2026	1,119,436	0.0

	Health Care: 1.4%
1,148,500	Accelerated Health Systems, LLC Term Loan B, 4.297%, (US0001M + 3.500%), 10/31/2025	1,036,521	0.0
1,412,604	ADMI Corp. 2018 Term Loan B, 4.200%, (US0001M + 2.750%), 04/30/2025	1,267,812	0.1
551,362	Agiliti Health, Inc Term Loan, 4.625%, (US0003M + 3.000%), 01/04/2026	532,065	0.0
1,143,311	Air Methods Corporation 2017 Term Loan B, 4.950%, (US0003M + 3.500%), 04/22/2024	826,042	0.0
636,071	ATI Holdings Acquisition, Inc. 2016 Term Loan, 4.570%, (US0001M + 3.500%), 05/10/2023	485,004	0.0
1,951,543	Auris Luxembourg III S.a.r.l. 2019 USD Term Loan B, 4.739%, (US0001M + 3.750%), 02/27/2026	1,512,446	0.1
3,380,286	Bausch Health Companies, Inc. 2018 Term Loan B, 3.612%, (US0001M + 3.000%), 06/02/2025	3,239,440	0.1
1,076,575	Change Healthcare Holdings LLC 2017 Term Loan B, 3.500%, (US0001M + 2.500%), 03/01/2024	994,037	0.0
500,159	CHG Healthcare Services Inc. 2017 1st Lien Term Loan B, 4.073%, (US0001M + 3.000%), 06/07/2023	452,644	0.0
375,000	Da Vinci Purchaser Corp. 2019 Term Loan, 5.872%, (US0003M + 4.000%), 01/08/2027	350,156	0.0
2,277,588	DaVita, Inc. 2020 Term Loan B, 2.739%, (US0001M + 1.750%), 08/12/2026	2,176,994	0.1
643,695	DentalCorp Perfect Smile ULC 1st Lien Term Loan, 4.750%, (US0001M + 3.750%), 06/06/2025	511,737	0.0
477,600	Emerald TopCo Inc Term Loan, 4.489%, (US0001M + 3.500%), 07/24/2026	437,601	0.0
1,976,806	Envision Healthcare Corporation 2018 1st Lien Term Loan, 4.739%, (US0001M + 3.750%), 10/10/2025	1,059,568	0.0
1,379,488	ExamWorks Group, Inc. 2017 Term Loan, 4.250%, (US0006M + 3.250%), 07/27/2023	1,251,886	0.1
542,101	Global Medical Response, Inc. 2017 Term Loan B2, 5.863%, (US0001M + 4.250%), 03/14/2025	489,246	0.0
785,106	Global Medical Response, Inc. 2018 Term Loan B1, 4.932%, (US0002M + 3.250%), 04/28/2022	726,223	0.0
848,624	GoodRx, Inc. 1st Lien Term Loan, 3.739%, (US0001M + 2.750%), 10/10/2025	801,949	0.0
1,083,511	Inovalon Holdings, Inc. 2020 Term Loan B1, 3.750%, (US0001M + 3.000%), 04/02/2025	1,005,498	0.0
1,574,843	Jaguar Holding Company II 2018 Term Loan, 3.500%, (US0001M + 2.500%), 08/18/2022	1,518,412	0.1
1,267,378	Medical Solutions L.L.C. 2017 Term Loan, 5.500%, (US0001M + 4.500%), 06/14/2024	1,127,967	0.1
4,349,168	MPH Acquisition Holdings LLC 2016 Term Loan B, 4.200%, (US0003M + 2.750%), 06/07/2023	3,957,708	0.2
2,090,687	Ortho-Clinical Diagnostics SA 2018 Term Loan B, 4.765%, (US0001M + 3.250%), 06/30/2025	1,789,628	0.1
1,796,000	Phoenix Guarantor Inc 2020 Term Loan B, 4.113%, (US0001M + 3.250%), 03/05/2026	1,652,320	0.1
728,715	RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B, 4.739%, (US0001M + 3.750%), 11/17/2025	683,778	0.0
1,848,190	Select Medical Corporation 2017 Term Loan B, 3.430%, (US0001M + 2.500%), 03/06/2025	1,765,022	0.1

See Accompanying Notes to Financial Statements

120

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

1,520,000	Sotera Health Holdings, LLC 2019 Term Loan, 5.500%, (US0001M + 4.500%), 12/11/2026	1,355,334	0.1
462,755	Surgery Center Holdings, Inc. 2017 Term Loan B, 4.250%, (US0001M + 3.250%), 09/03/2024	364,882	0.0
892,048	Tecomet Inc. 2017 Repriced Term Loan, 4.250%, (US0001M + 3.250%), 05/01/2024	762,701	0.0
636,373	U.S. Anesthesia Partners, Inc. 2017 Term Loan, 4.000%, (US0001M + 3.000%), 06/23/2024	482,053	0.0
188,100	Vizient, Inc. 2020 Term Loan B6, 2.989%, (US0001M + 2.000%), 05/06/2026	178,695	0.0
1,283,497	Wink Holdco, Inc 1st Lien Term Loan B, 4.450%, (US0001M + 3.000%), 12/02/2024	1,098,995	0.1
		35,894,364	1.4

	Home Furnishings: 0.0%
860,675	Prime Security Services Borrower, LLC 2019 Term Loan B1, 4.606%, (US0001M + 3.250%), 09/23/2026	783,214	0.0

	Industrial: 0.1%
1,510,269	NCI Building Systems, Inc. 2018 Term Loan, 4.561%, (US0001M + 3.750%), 04/12/2025	1,321,485	0.1

	Industrial Equipment: 0.3%
1,105,000	APi Group DE, Inc. Term Loan B, 3.489%, (US0001M + 2.500%), 10/01/2026	1,016,600	0.1
395,619	CPM Holdings, Inc. 2018 1st Lien Term Loan, 5.353%, (US0006M + 3.750%), 11/17/2025	327,374	0.0
630,007	EWT Holdings III Corp. 2020 Term Loan, 3.739%, (US0001M + 2.750%), 12/20/2024	579,607	0.0
1,709,546	Filtration Group Corporation 2018 1st Lien Term Loan, 3.989%, (US0001M + 3.000%), 03/29/2025	1,510,811	0.1
691,525	Granite Holdings US Acquisition Co. Term Loan B, 6.322%, (US0006M + 5.250%), 09/30/2026	501,356	0.0
725,000	Ingersoll-Rand Services Company 2020 USD Spinco Term Loan, 3.201%, (US0003M + 1.750%), 02/05/2027	681,500	0.0
1,498,415	Kenan Advantage Group, Inc. 2015 Term Loan, 4.000%, (US0001M + 3.000%), 07/31/2022	1,273,653	0.1
367,941	Kenan Advantage Group, Inc. CAD Term Loan B, 4.000%, (US0001M + 3.000%), 07/31/2022	312,750	0.0
430,000	Star US Bidco LLC Term Loan B, 5.701%, (US0003M + 4.250%), 03/03/2027	384,850	0.0
		6,588,501	0.3

	Insurance: 0.7%
1,141,705	Achilles Acquisition LLC 2018 Term Loan, 5.000%, (US0001M + 4.000%), 10/13/2025	1,021,826	0.0
3,212,467	Acrisure, LLC 2020 Term Loan B, 5.207%, (US0003M + 3.500%), 02/15/2027	2,730,597	0.1
395,237	Alera Group Holdings, Inc. 2018 Term Loan B, 4.989%, (US0001M + 4.000%), 08/01/2025	347,809	0.0
2,043,680	Alliant Holdings Intermediate, LLC 2018 Term Loan B, 3.989%, (US0001M + 3.000%), 05/09/2025	1,898,920	0.1
2,127,064	AmWINS Group, Inc. 2017 Term Loan B, 3.753%, (US0001M + 2.750%), 01/25/2024	1,991,464	0.1
150,000	Applied Systems, Inc. 2017 2nd Lien Term Loan, 8.450%, (US0003M + 7.000%), 09/19/2025	138,750	0.0
148,125	Aretec Group, Inc. 2018 Term Loan, 5.239%, (US0001M + 4.250%), 10/01/2025	102,206	0.0
1,833,871	AssuredPartners, Inc. 2020 Term Loan B, 4.489%, (US0001M + 3.500%), 02/12/2027	1,636,730	0.1
631,304	CCC Information Services, Inc. 2017 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 04/29/2024	583,280	0.0
1,450,023	Hub International Limited 2018 Term Loan B, 4.543%, (US0002M + 2.750%), 04/25/2025	1,370,271	0.0

See Accompanying Notes to Financial Statements

121

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,586,895	NFP Corp. 2020 Term Loan, 4.239%, (US0001M + 3.250%), 02/15/2027	2,263,533	0.1
2,610,341	Sedgwick Claims Management Services, Inc. 2018 Term Loan B, 4.239%, (US0001M + 3.250%), 12/31/2025	2,305,800	0.1
2,370,927	USI, Inc. 2017 Repriced Term Loan, 3.989%, (US0003M + 3.000%), 05/16/2024	2,163,471	0.1
		18,554,657	0.7

	Leisure Good/Activities/Movies: 0.6%
1,689,191	AMC Entertainment Holdings Inc. 2019 Term Loan B, 4.080%, (US0001M + 3.000%), 04/22/2026	1,272,523	0.1
1,251,849	Bombardier Recreational Products, Inc. 2020 Term Loan, 2.989%, (US0001M + 2.000%), 05/24/2027	1,057,813	0.1
1,042,327	ClubCorp Club Operations, Inc. 2017 Incremental Term Loan, 4.200%, (US0003M + 2.750%), 09/18/2024	669,695	0.0
1,487,505	Crown Finance US, Inc. 2018 USD Term Loan, 3.322%, (US0006M + 2.250%), 02/28/2025	999,603	0.1
427,850	Crown Finance US, Inc. 2019 Incremental Term Loan, 3.558%, (US0006M + 2.500%), 09/30/2026	283,237	0.0
2,125,297	Equinox Holdings, Inc. 2017 1st Lien Term Loan, 4.072%, (US0006M + 3.000%), 03/08/2024	1,586,889	0.1
1,003,941	Fitness International, LLC 2018 Term Loan B, 4.322%, (US0006M + 3.250%), 04/18/2025	761,321	0.0
711,218	Fluidra S.A. USD Term Loan B, 2.989%, (US0001M + 2.000%), 07/02/2025	647,208	0.0
539,368	GVC Holdings (Gibraltar) Limited 2020 USD Term Loan B3, 3.308%, (US0006M + 2.250%), 03/29/2024	448,575	0.0
1,236,723	Intrawest Resorts Holdings, Inc. Term Loan B1, 3.750%, (US0001M + 2.750%), 07/31/2024	1,108,929	0.1
1,136,469	Kingpin Intermediate Holdings LLC 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 07/03/2024	806,893	0.0
1,722,425	Life Time, Inc. 2017 Term Loan B, 4.363%, (US0003M + 2.750%), 06/10/2022	1,300,431	0.1
115,821	Motion Finco Sarl Delayed Draw Term Loan B2, 4.323%, (US0006M + 3.250%), 11/04/2026	94,394	0.0
843,085	Motion Finco Sarl USD Term Loan B1, 4.209%, (US0006M + 3.250%), 11/13/2026	711,353	0.0
785,063	Playtika Holding Corp Term Loan B, 7.072%, (US0006M + 6.000%), 12/10/2024	740,575	0.0
974,709	SRAM, LLC 2018 Term Loan B, 3.787%, (US0001M + 2.750%), 03/15/2024	930,847	0.0
967,839	Thor Industries, Inc. USD Term Loan B, 5.365%, (US0001M + 3.750%), 02/01/2026	832,342	0.0
644,356	WeddingWire, Inc. 1st Lien Term Loan, 5.950%, (US0001M + 4.500%), 12/19/2025	563,811	0.0
100,000	WeddingWire, Inc. 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 12/21/2026	92,500	0.0
		14,908,939	0.6

	Lodging & Casinos: 0.5%
1,185,225	Aimbridge Acquisition Co., Inc. 2019 Term Loan B, 5.573%, (US0001M + 3.750%), 02/02/2026	859,288	0.0
3,042,965	Caesars Resort Collection, LLC 2017 1st Lien Term Loan B, 3.739%, (US0001M + 2.750%), 12/23/2024	2,499,579	0.1
126,756	Eldorado Resorts LLC 2017 Term Loan B, 3.250%, (US0006M + 2.250%), 04/17/2024	124,221	0.0
1,421,794	Everi Payments Inc. Term Loan B, 3.822%, (US0003M + 2.750%), 05/09/2024	1,139,805	0.1
1,380,899	Golden Entertainment, Inc. 2017 1st Lien Term Loan, 3.960%, (US0001M + 3.000%), 10/21/2024	1,056,388	0.0
2,134,194	PCI Gaming Authority Term Loan, 3.489%, (US0001M + 2.500%), 05/29/2026	1,714,977	0.1
2,319,749	Scientific Games International, Inc. 2018 Term Loan B5, 4.246%, (US0002M + 2.750%), 08/14/2024	1,884,796	0.1

See Accompanying Notes to Financial Statements

122

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

3,058,702	Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan, 4.950%, (US0003M + 3.500%), 07/10/2025	2,932,531	0.1
963,673	Station Casinos LLC 2020 Term Loan B, 3.240%, (US0001M + 2.250%), 02/08/2027	811,413	0.0
		13,022,998	0.5

	Machinery-Diversified: 0.0%
523,012	Gardner Denver, Inc. 2020 USD Term Loan, 2.739%, (0 + 0.000%), 03/01/2027	494,247	0.0

	Nonferrous Metals/Minerals: 0.0%
1,565,319	Covia Holdings Corporation Term Loan, 5.874%, (US0003M + 4.000%), 06/01/2025	729,830	0.0
545,228	U.S. Silica Company 2018 Term Loan B, 5.000%, (US0001M + 4.000%), 05/01/2025	269,207	0.0
		999,037	0.0

	Oil & Gas: 0.1%
390,000	Encino Acquisition Partners Holdings, LLC 2018 2nd Lien Term Loan, 7.750%, (US0001M + 6.750%), 10/29/2025	185,250	0.0
942,875	Lower Cadence Holdings LLC Term Loan B, 4.989%, (US0001M + 4.000%), 05/22/2026	590,869	0.1
527,350	Lucid Energy Group II LLC Incremental Term Loan B2, 4.000%, (US0001M + 3.000%), 02/19/2025	300,590	0.0
148,500	Moda Ingleside Energy Center, LLC 2018 Term Loan B, 4.239%, (US0001M + 3.250%), 09/29/2025	115,087	0.0
		1,191,796	0.1

	Publishing: 0.1%
2,164,873	Meredith Corporation 2020 Term Loan B2, 3.489%, (US0001M + 2.500%), 01/31/2025	1,970,034	0.1

	Radio & Television: 0.7%
1,040,516	A-L Parent LLC 2016 1st Lien Term Loan, 4.860%, (US0001M + 3.250%), 12/01/2023	712,753	0.0
1,330,099	Banijay Entertainment S.A.S USD Term Loan, 5.213%, (US0003M + 3.750%), 03/04/2025	1,197,089	0.0
1,629,319	Clear Channel Outdoor Holdings, Inc. Term Loan B, 4.489%, (US0001M + 3.500%), 08/21/2026	1,476,570	0.1
288,550	Cumulus Media New Holdings Inc. Term Loan B, 4.822%, (US0006M + 3.750%), 03/31/2026	234,207	0.0
2,403,975	Diamond Sports Group, LLC Term Loan, 4.180%, (US0001M + 3.250%), 08/24/2026	1,887,120	0.1
1,107,128	Entercom Media Corp. 2019 Term Loan, 3.489%, (US0001M + 2.500%), 11/18/2024	996,415	0.0
1,346,625	iHeartCommunications, Inc. 2020 Term Loan, 3.989%, (US0001M + 3.000%), 05/01/2026	1,153,384	0.0
2,131,876	NASCAR Holdings, Inc Term Loan B, 3.674%, (US0001M + 2.750%), 10/19/2026	1,884,934	0.1
2,830,057	Nexstar Broadcasting, Inc. 2019 Term Loan B4, 4.331%, (US0001M + 2.750%), 09/18/2026	2,674,404	0.1
2,781,052	Sinclair Television Group Inc. Term Loan B2B, 3.210%, (US0001M + 2.500%), 09/30/2026	2,575,950	0.1
1,534,494	Terrier Media Buyer, Inc. Term Loan B, 5.700%, (US0003M + 4.250%), 12/17/2026	1,330,215	0.1
1,720,284	Univision Communications Inc. Term Loan C5, 3.750%, (US0001M + 2.750%), 03/15/2024	1,470,843	0.1
		17,593,884	0.7

	Retailers (Except Food & Drug): 0.2%
244,828	Academy, Ltd. 2015 Term Loan B, 5.558%, (US0001M + 4.000%), 07/01/2022	134,859	0.0
1,034,997	Bass Pro Group, LLC Term Loan B, 5.989%, (US0001M + 5.000%), 09/25/2024	879,748	0.0
208,294	Belk, Inc. 2019 Term Loan B, 7.750%, (US0006M + 6.750%), 07/31/2025	109,354	0.0
1,913,455	BJs Wholesale Club, Inc. 2017 1st Lien Term Loan, 3.047%, (US0001M + 2.250%), 02/03/2024	1,827,349	0.1

See Accompanying Notes to Financial Statements

123

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

734,320	Jo-Ann Stores, Inc. 2016 Term Loan, 6.000%, (US0006M + 5.000%), 10/20/2023	304,743	0.0
2,079,298	Leslies Poolmart, Inc. 2016 Term Loan, 4.500%, (US0001M + 3.500%), 08/16/2023	1,744,012	0.1
1,367,353	Mens Wearhouse, Inc. (The) 2018 Term Loan, 4.831%, (US0001M + 3.250%), 04/09/2025	546,941	0.0
		5,547,006	0.2

	Steel: 0.0%
882,000	GrafTech Finance, Inc. 2018 Term Loan B, 4.500%, (US0001M + 3.500%), 02/12/2025	771,750	0.0

	Surface Transport: 0.1%
1,385,486	Navistar International Corporation 2017 1st Lien Term Loan B, 4.280%, (US0001M + 3.500%), 11/06/2024	1,216,918	0.1
1,285,905	PODS, LLC 2018 1st Lien Term Loan, 3.750%, (US0001M + 2.750%), 12/06/2024	1,128,381	0.0
734,520	Savage Enterprises LLC 2020 Term Loan B, 4.620%, (US0001M + 4.000%), 08/01/2025	653,111	0.0
		2,998,410	0.1

	Technology: 0.1%
2,851,296	Misys (Finastra) - TL B 1L, 5.277%, (US0003M + 3.500%), 06/13/2024	2,480,628	0.1

	Telecommunications: 1.0%
1,539,472	Altice Financing SA USD 2017 1st Lien Term Loan, 3.674%, (US0001M + 2.750%), 01/31/2026	1,416,314	0.1
3,491,786	Altice France S.A. USD Term Loan B11, 3.739%, (US0001M + 2.750%), 07/31/2025	3,215,352	0.1
185,000	Asurion LLC 2017 2nd Lien Term Loan, 7.489%, (US0001M + 6.500%), 08/04/2025	172,975	0.0
598	Asurion LLC 2017 Term Loan B4, 3.989%, (US0001M + 3.000%), 08/04/2022	556	0.0
1,966,285	Asurion LLC 2018 Term Loan B6, 3.989%, (US0001M + 3.000%), 11/03/2023	1,897,465	0.1
4,208,517	Asurion LLC 2018 Term Loan B7, 3.989%, (US0001M + 3.000%), 11/03/2024	3,963,022	0.2
1,850,004	Avaya, Inc. 2018 Term Loan B, 4.955%, (US0001M + 4.250%), 12/15/2024	1,586,378	0.1
2,379,038	CenturyLink, Inc. 2020 Term Loan B, 3.239%, (US0001M + 2.250%), 03/15/2027	2,211,018	0.1
1,800,950	CommScope, Inc. 2019 Term Loan B, 4.239%, (US0001M + 3.250%), 04/06/2026	1,710,903	0.1
720,000	Connect Finco Sarl Term Loan B, 5.490%, (US0001M + 4.500%), 12/11/2026	588,600	0.0
458,162	Consolidated Communications, Inc. 2016 Term Loan B, 3.959%, (US0001M + 3.000%), 10/04/2023	395,492	0.0
673,432	Global Tel*Link Corporation 2018 1st Lien Term Loan, 5.700%, (US0003M + 4.250%), 11/29/2025	580,835	0.0
120,000	Global Tel*Link Corporation 2018 2nd Lien Term Loan, 9.700%, (US0003M + 8.250%), 11/29/2026	100,500	0.0
1,234,918	GTT Communications, Inc. 2018 USD Term Loan B, 3.740%, (US0001M + 2.750%), 05/31/2025	844,890	0.0
470,000	Iridium Satellite LLC Term Loan, 4.750%, (US0001M + 3.750%), 11/04/2026	448,850	0.0
1,631,488	Level 3 Financing Inc. 2019 Term Loan B, 2.739%, (US0001M + 1.750%), 03/01/2027	1,541,756	0.1
393,468	Securus Technologies Holdings, Inc. 2017 1st Lien Term Loan, 5.500%, (US0006M + 4.500%), 11/01/2024	312,807	0.0
445,986	Speedcast International Limited Term Loan B, 4.200%, (US0003M + 2.750%), 05/15/2025	112,983	0.0
805,000	Telenet Financing USD LLC 2020 USD Term Loan AR, 2.705%, (US0001M + 2.000%), 04/30/2028	747,644	0.0
1,814,739	Zayo Group Holdings, Inc. USD Term Loan, 3.989%, (US0001M + 3.000%), 02/19/2027	1,701,318	0.1
1,295,000	Ziggo Financing Partnership USD Term Loan I, 3.205%, (US0001M + 2.500%), 04/30/2028	1,209,206	0.0
		24,758,864	1.0

See Accompanying Notes to Financial Statements

124

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

		Utilities: 0.2%
857,153		Calpine Construction Finance Company, L.P. 2017 Term Loan B, 2.989%, (US0001M + 2.000%), 01/15/2025	792,866	0.1
2,239,997		Calpine Corporation 2019 Term Loan B10, 2.989%, (US0001M + 2.000%), 08/12/2026	2,111,197	0.1
364,185		LMBE-MC Holdco II LLC Term Loan B, 5.460%, (US0003M + 4.000%), 12/03/2025	318,662	0.0
724,075		Nautilus Power, LLC Term Loan B, 5.250%, (US0001M + 4.250%), 05/16/2024	640,807	0.0
650,088		Sabre Industries, Inc. 2019 Term Loan B, 4.494%, (US0003M + 3.500%), 04/15/2026	599,706	0.0
			4,463,238	0.2

	Total Bank Loans
	(Cost $401,208,619)		348,781,362	13.5

CONVERTIBLE BONDS/NOTES: 0.0%
		Communications: 0.0%
385,000		DISH Network Corp., 3.375%, 08/15/2026	313,525	0.0

	Total Convertible Bonds/Notes
	(Cost $378,216)		313,525	0.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
		Uniform Mortgage-Backed Securities: 0.0%
6,537		5.500%,10/01/2039	7,429	0.0

	Total U.S. Government Agency Obligations
	(Cost $7,054)		7,429	0.0

			Value	Percentage of Net Assets
PURCHASED OPTIONS (10): 0.2%
	Total Purchased Options
	(Cost $3,395,683)		4,673,724	0.2

	Total Long-Term Investments
	(Cost $2,715,232,287)		2,438,431,969	94.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
		Repurchase Agreements: 0.4%
1,381,827	(11)	BNP Paribas S.A., Repurchase Agreement dated 03/31/20, 0.33%, due 04/01/20 (Repurchase Amount $1,381,839, collateralized by various U.S. Government Securities, 2.125%-6.875%, Market Value plus accrued interest $1,450,921, due 06/15/20-03/15/39)	1,381,827	0.0
1,762,980	(11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $1,762,981, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,798,240, due 05/01/20-02/20/70)	1,762,980	0.1
2,513,562	(11)	Citibank N.A., Repurchase Agreement dated 03/31/20, 0.02%, due 04/01/20 (Repurchase Amount $2,513,563, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-4.500%, Market Value plus accrued interest $2,566,255, due 03/15/22-05/01/48)	2,513,562	0.1
113,898	(11)	HSBC Securities USA, Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $113,898, collateralized by various U.S. Government Securities, 0.000%-3.000%, Market Value plus accrued interest $116,176, due 05/15/44-08/15/48)	113,898	0.0

See Accompanying Notes to Financial Statements

125

Voya Strategic Income Opportunities Fund	PORTFOLIO OF INVESTMENTS
as of March 31, 2020 (Continued)

2,513,562	(11)	RBC Dominion Securities Inc., Repurchase Agreement dated 03/31/20, 0.01%, due 04/01/20 (Repurchase Amount $2,513,563, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.125%, Market Value plus accrued interest $2,563,833, due 07/15/20-02/20/50)	2,513,562	0.1
2,513,562	(11)	State of Wisconsin Investment Board, Repurchase Agreement dated 03/31/20, 0.16%, due 04/01/20 (Repurchase Amount $2,513,573, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,569,969, due 04/01/20-09/09/49)	2,513,562	0.1

	Total Repurchase Agreements
	(Cost $10,799,391)		10,799,391	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.6%
15,741,134	(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.330%	15,741,134	0.6
49,886,000	(12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.250%	49,886,000	2.0

	Total Mutual Funds
	(Cost $65,627,134)		65,627,134	2.6

	Total Short-Term Investments
	(Cost $76,426,525)		76,426,525	3.0

	Total Investments in Securities (Cost $2,791,658,812)		$ 2,513,820,991	97.6
	Assets in Excess of Other Liabilities		63,073,798	2.4
	Net Assets		$ 2,576,894,789	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of March 31, 2020.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2020.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	Security is a Master Limited Partnership.
(10)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of March 31, 2020.

Currency Abbreviations:
EUR	EU Euro
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RUB	Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0001W	1-week LIBOR
US0002M	2-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

126

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Funds Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 8, 2020

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 8, 2020